UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-4676

Harbor Funds
(Exact name of Registrant as specified in charter)

111 South Wacker Drive, 34th Floor
Chicago, Illinois 60606-4302
(Address of principal executive offices) (Zip code)

Charles F. McCain, Esq. HARBOR FUNDS 111 South Wacker Drive, 34th Floor Chicago, Illinois 60606-4302	Christopher P. Harvey, Esq. DECHERT LLP One International Place – 40th Floor 100 Oliver Street Boston, MA 02110-2605
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 443-4400
Date of fiscal year end: October 31
Date of reporting period: October 31, 2021

ITEM 1 – REPORTS TO STOCKHOLDERS
The following are copies of reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1):

Annual Report
DOMESTIC EQUITY FUNDS
October 31, 2021
Domestic Equity Funds	Retirement Class	Institutional Class	Administrative Class	Investor Class

Harbor Capital Appreciation Fund	HNACX	HACAX	HRCAX	HCAIX
Harbor Disruptive Innovation Fund (formerly known as Harbor Mid Cap Growth Fund)	HNMGX	HAMGX	HRMGX	HIMGX
Harbor Large Cap Value Fund	HNLVX	HAVLX	HRLVX	HILVX
Harbor Mid Cap Fund	HMCRX	HMCLX	HMCDX	HMCNX
Harbor Mid Cap Value Fund	HNMVX	HAMVX	HRMVX	HIMVX
Harbor Small Cap Growth Fund	HNSGX	HASGX	HRSGX	HISGX
Harbor Small Cap Value Fund	HNVRX	HASCX	HSVRX	HISVX
Harbor Strategic Growth Fund	HNGSX	MVSGX	HSRGX	HISWX

This document must be preceded or accompanied by a Prospectus.

Letter from the Chairman

Charles F. McCain
Chairman
Dear Fellow Shareholder:
Over the past year we have experienced bouts of both real optimism and real disappointment. As summer began, there was a sense that we had finally turned the corner on COVID-19 with widespread vaccine availability and rapidly declining rates of new infections. We dared to dream about what a post-COVID-19 return to normalcy could look like. And then the delta variant arrived bringing a frustrating and sustained rise in new cases across the world. With all the loss that so many had experienced already from COVID-19, could we maintain our collective resolve in the face of this significant setback?
Fortunately, as summer turned to fall, we witnessed the resilience of the human spirit. We were better prepared as a nation this time to handle this delta variant surge, although our progress has certainly been uneven. We benefited from higher vaccination rates, generous federal stimulus programs that lifted consumer spending across the income spectrum and a return to in-person schooling for most that helped both children and families re-establish routines.
Through all these ups and downs, U.S. and global equity markets posted strong returns over the past 12 months. Value stocks led growth over the one-year period but lagged over longer time periods. Similarly, small caps outperformed large caps, while large caps continued to lead over longer time periods. In contrast, bond markets faced headwinds from rising interest rates, pushing Treasury bonds and the Bloomberg U.S. Aggregate Bond Index into negative territory. Corporate bonds were a lone bright spot, managing to post positive results for the fiscal year.
Investors continue to seek income wherever they can find it in today’s low-yield environment. However, over the course of the past year, interest rates have been increasing, with the 10-year U.S. Treasury yield more than doubling since it bottomed in August 2020. Rising rates have been in response to the likely prospect of the Fed beginning to taper its asset purchases soon, and potentially raising rates by the middle of 2022.
As we close out fiscal year 2021, there are four significant issues that must be addressed going forward: the supply shortages stemming from burgeoning consumer demand and supply-chain disruptions, ongoing labor shortages, rising prices (and the specter of inflation), and the persistence of the Delta and other potential new variants.
Harbor believes that the trajectory of the economic recovery will remain uneven for the foreseeable future, given the headwinds mentioned above. That’s why it’s so important for investors to focus on practical solutions to manage inevitable market volatility. Drawing upon the expertise of experienced, active portfolio managers is one way to help investors to achieve their long-term investment goals. We’re confident that Harbor together with our investment partners will continue to execute our strategies in a disciplined and thoughtful manner to benefit shareholders over the long haul.
In fact, we believe that a challenging and volatile market environment is actually good news for active managers, because it allows us to add potential value and pull ahead of the pack. Our research shows that the difference between top-performing and bottom-performing active managers, across major asset classes from U.S. large cap and small cap to foreign large cap and emerging markets, is at its highest level in 20 years.
I hope you and your families will fare well over the coming year. Thank you for your confidence and continued investment in Harbor Funds.

December 21, 2021

Charles F. McCain
Chairman

1

Harbor Capital Appreciation Fund
Manager’s Commentary (Unaudited)

Subadviser
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017
Portfolio Managers
Spiros “Sig” Segalas
Since 1990
Kathleen A. McCarragher
Since 2013
Blair A. Boyer
Since 2019
Natasha Kuhlkin, CFA
Since 2019
Jennison Associates has subadvised the Fund since 1990.
Investment Objective
The Fund seeks long-term growth of capital.
Management’s Discussion of
Fund Performance
MARKET REVIEW
This fiscal year marked the recovery from the COVID-19 lockdowns in the U.S., with announcements around a full vaccine rollout at the start of the period boosting investor confidence and contributing to a stair-step rally that lasted the full year. The market responded to the rebound in economic activity and near-record earnings growth. All of the major U.S. stock indices ended the period at all-time highs.
PERFORMANCE
Harbor Capital Appreciation Fund advanced 41.33% (Retirement Class), 41.22% (Institutional Class), 40.86% (Administrative Class) and 40.71% (Investor Class) in the year ended October 31, 2021, while the Russell 1000® Growth Index, returned 43.21%. The S&P 500 Index returned 42.91%.
All sectors in the growth benchmark posted positive returns in the period. Information Technology, Communication Services and Consumer Discretionary were the most important contributors to the Fund’s returns.
Tesla, the top contributor to the Fund’s return over the period, is a name held in the Fund since 2013. The company continues to exceed expectations around production, deliveries and profit margins, yet we believe the opportunity for scale and consistent margin improvements is not fully reflected in the market. We believe Tesla will capture an important share of the rapidly accelerating demand for electric vehicles globally over the next several years.
A number of the Fund’s top ten holdings in the Information Technology sector have posted record results over the past year, as the digitization of the economy accelerates, demand patterns shift in favor of e-commerce, and enterprises migrate a growing share of their business functions to the cloud. Nvidia, the leader in advanced graphics chips and a holding since 2016, is benefiting from strong secular growth across a number of business lines, including datacenter, automotive and gaming, and the company’s results have repeatedly exceeded consensus estimates this year. Microsoft and Alphabet, stocks we have held in the Fund for several years, were the strongest performers among the mega-cap tech names, on impressive growth and profitability in their diversified portfolios of consumer and enterprise businesses. Shopify, a Fund holding since 2019, is a Canadian-based SaaS (Software as a Service) company facilitating e-commerce for nearly two million merchants and an important beneficiary of the drive to establish an online direct-to-consumer presence. The company’s customers range from small- and medium-sized businesses up to some of the world’s largest consumer brands.
That said, not all of the Funds’ investments have gone as planned. In those cases, our goal is to mitigate the negative impact of the positions that don’t work out. We achieve this through our practice of cutting our exposure to a stock once we recognize that company or industry fundamentals are trending in the wrong direction or if we have reason to question our confidence in multi-year forecasts.
This was the case with Chinese gaming and e-commerce giants, Tencent and Alibaba during the period. The cancellation of the IPO of Alibaba affiliate Ant Financial, late last year and a series of regulatory actions against a number of large companies undermined sentiment and led to a significant sell-off in Chinese stocks. As fundamental investors focused on long-term growth and profitability, we are not comfortable with the lack of visibility and the risk of further government action. Therefore, the Fund exited both Tencent and Alibaba and ended the period with no direct exposure to Chinese stocks.

2

Harbor Capital Appreciation Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2011 through 10/31/2021
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the Russell 1000® Growth Index and the S&P 500 Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2021
	1 Year	Annualized
		5 Years	10 Years
Harbor Capital Appreciation Fund
Retirement Class[1]	41.33%	27.22%	20.01%
Institutional Class	41.22	27.13	19.96
Administrative Class	40.86	26.81	19.66
Investor Class	40.71	26.66	19.52
Comparative Indices
Russell 1000® Growth	43.21%	25.49%	19.42%
S&P 500	42.91	18.93	16.21
As stated in the Fund’s prospectus dated March 1, 2021, the expense ratios were 0.59% (Net) and 0.64% (Gross) (Retirement Class); 0.67% (Net) and 0.72% (Gross) (Institutional Class); 0.92% (Net) and 0.97% (Gross) (Administrative Class); and 1.03% (Net) and 1.08% (Gross) (Investor Class). The net expense ratios reflect a contractual management fee waiver effective through 02/28/2022. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.
OUTLOOK & STRATEGY
Investors are facing a complex landscape heading into the final months of 2021 and into 2022. Profit growth has been exceptionally strong for the market overall, yet many companies have more recently reported pressures from rising wages and supply chain bottlenecks.
We believe corporate profit growth will return to pre-COVID-19 trend levels over the course of next year. While these levels are respectable in absolute terms, they represent a meaningful slowdown from the COVID-19-driven highs reached over the past 18 months.
We remain optimistic that the Fund’s holdings are well-positioned to navigate this complex landscape. In our view, the Fund is widely invested in companies with market-leading positions, strong cash flow generation and often-disruptive business models that should allow them to deliver superior growth longer than the market currently expects.
1
Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.

This report contains the current opinions of Jennison Associates LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved. Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. Since the Fund may hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging markets regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

3

Harbor Capital Appreciation Fund
Portfolio of Investments—October 31, 2021

SECTOR ALLOCATION (% of investments) - Unaudited

Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands
COMMON STOCKS—100.0%
Shares		Value
AUTOMOBILES—7.8%
2,957,699	Tesla Inc.*	$3,294,877
BIOTECHNOLOGY—0.5%
694,939	BioNTech SE ADR (Germany)*,1	193,700
CAPITAL MARKETS—2.1%
740,788	Goldman Sachs Group Inc.	306,205
2,720,709	KKR & Co. Inc.*	216,759
728,124	S&P Global Inc.	345,247
		868,211
ENTERTAINMENT—4.6%
1,993,401	Netflix Inc.*	1,376,065
2,568,520	Roblox Corp.*	215,807
1,082,260	Sea Ltd. ADR (Singapore)*,1	371,832
		1,963,704
FOOD & STAPLES RETAILING—1.3%
1,101,576	Costco Wholesale Corp.	541,469
HEALTH CARE EQUIPMENT & SUPPLIES—2.2%
1,371,381	Danaher Corp.	427,555
503,483	Dexcom Inc.*	313,776
578,254	Intuitive Surgical Inc.*	208,825
		950,156
HEALTH CARE PROVIDERS & SERVICES—0.9%
833,485	UnitedHealth Group Inc.	383,795
HOTELS, RESTAURANTS & LEISURE—2.8%
2,709,893	Airbnb Inc.*	462,470
276,465	Chipotle Mexican Grill Inc.*	491,840
1,537,902	Marriott International Inc.*	246,095
		1,200,405
INTERACTIVE MEDIA & SERVICES—12.2%
466,967	Alphabet Inc. Class A*	1,382,652
467,003	Alphabet Inc. Class C*	1,384,856
3,286,742	Match Group Inc.*	495,575
3,655,568	Meta Platforms Inc.*	1,182,832
11,158,445	Snap Inc.*	586,711
1,708,006	ZoomInfo Technologies Inc.*	114,812
		5,147,438
COMMON STOCKS—Continued
Shares		Value
INTERNET & DIRECT MARKETING RETAIL—7.2%
771,595	Amazon.com Inc.*	$2,602,150
305,476	MercadoLibre Inc. (Argentina)*	452,416
		3,054,566
IT SERVICES—15.5%
291,113	Adyen NV (Netherlands)*,2	878,378
1,834,629	Mastercard Inc.	615,555
949,958	Okta Inc.*	234,811
2,474,888	PayPal Holdings Inc.*	575,634
1,155,243	Shopify Inc. (Canada)*	1,694,430
918,509	Snowflake Inc.*	325,005
3,658,414	Square Inc.*	931,066
1,428,115	Twilio Inc.*	416,096
4,235,493	Visa Inc.	896,950
		6,567,925
MULTILINE RETAIL—1.3%
2,093,144	Target Corp.	543,422
PERSONAL PRODUCTS—1.8%
2,312,026	Estée Lauder Companies Inc.	749,859
PHARMACEUTICALS—1.8%
2,934,261	Eli Lilly & Co.	747,532
ROAD & RAIL—1.2%
11,279,496	Uber Technologies Inc.*	494,267
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—6.3%
8,341,340	NVIDIA Corp.	2,132,630
4,503,207	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)[1]	512,015
		2,644,645
SOFTWARE—17.6%
2,347,027	Adobe Inc.*	1,526,412
2,012,196	Atlassian Corp. plc (Australia)*	921,847
2,675,068	CrowdStrike Holdings Inc.*	753,834
1,599,112	DocuSign Inc.*	445,017
302,189	HubSpot Inc.*	244,843
6,424,351	Microsoft Corp.	2,130,443
3,156,431	salesforce.com Inc.*	945,951

4

Harbor Capital Appreciation Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands
COMMON STOCKS—Continued
Shares		Value
SOFTWARE—Continued
3,293,026	Trade Desk Inc.*	$246,681
822,813	Workday Inc.*	238,599
		7,453,627
SPECIALTY RETAIL—2.3%
854,901	Carvana Co.*	259,189
1,152,646	Home Depot Inc.	428,485
4,674,780	TJX Companies Inc.	306,151
		993,825
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—4.8%
13,611,100	Apple Inc.	2,038,943
TEXTILES, APPAREL & LUXURY GOODS—5.8%
650,366	Kering SA (France)	488,122
COMMON STOCKS—Continued
Shares		Value
TEXTILES, APPAREL & LUXURY GOODS—Continued
1,201,574	Lululemon Athletica Inc. (Canada)*	$559,946
994,606	LVMH Moet Hennessy Louis Vuitton SE (France)	779,892
3,731,056	NIKE Inc.	624,168
		2,452,128
TOTAL COMMON STOCKS
(Cost $20,656,560)		42,284,494
TOTAL INVESTMENTS—100.0%
(Cost $20,656,560)		42,284,494
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		(17,109)
TOTAL NET ASSETS—100.0%		$42,267,385

FAIR VALUE MEASUREMENTS
As of October 31, 2021, the investments in Adyen NV, Kering SA, and LVMH Moet Hennessy Louis Vuitton SE (as disclosed in the preceding Portfolio of Investments) were classified as Level 2 and all other investments were classified as Level 1. There were no Level 3 investments at October 31, 2021 or 2020.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*
Non-income producing security
1
Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.
2
Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At October 31, 2021, the aggregate value of these securities was $878,378 or 2% of net assets.

The accompanying notes are an integral part of the Financial Statements.

5

Harbor Disruptive Innovation Fund
Manager’s Commentary (Unaudited)

Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
SubadviserS
4BIO Partners LLP
NZS Capital, LLC
Sands Capital Management, LLC
Tekne Capital Management, LLC
Westfield Capital Management Company, L.P
Portfolio Managers
Spenser P. Lerner, CFA
Since 2021
Kristof Gleich, CFA
Since 2021
Harbor Capital has advised the Fund since 2000.*
Investment Objective
The Fund seeks long-term growth of capital.
*
Effective September 1, 2021, the Board of Trustees appointed Harbor Capital Advisors, Inc (the “Adviser”) to manage the Fund’s assets based upon model portfolios provided by multiple non-discretionary subadvisers.

MARKET REVIEW
U.S. equities surged during the period ended October 31, 2021 as investors responded favorably to positive COVID-19 vaccine news and developments, as well as a broad resurgence in economic activity. U.S. equities, as measured by the S&P 500 Index, returned 42.9% during the year. Throughout the period, investors generally reacted positively to improving economic conditions given enhancements in U.S. retail sales, unemployment, manufacturing data and other meaningful impacts given continued vaccination uptake and economic reopening. Throughout the period, U.S. equities experienced underlying stylistic turbulence as investors balanced shorter-term influences attributed to post-pandemic reopening relative to the longer-term implications of economic normalization. In addition, investors remained wary of risks associated with elevated levels of inflation, increased potential of monetary policy tightening, COVID-19 Delta variant risk and mounting geopolitical tensions in the Asia-Pacific region. Overall, markets ended the period on solid footing as stronger company fundamentals, consumer balance sheets and economic activity overshadowed post-pandemic pressure points.
Performance
Harbor Disruptive Innovation Fund returned 27.41% (Retirement Class), 27.29% (Institutional Class), 26.98% (Administrative Class) and 26.88% (Investor Class) over the year ended October 31, 2021, underperforming the S&P 500 Index, which returned 42.91%, the Russell 3000® Growth Index at 42.81% and the Russell Midcap® Growth Index at 39.43%.
Leading up to the conversion of the Harbor Mid Cap Growth Fund to the Harbor Disruptive Innovation Fund, the strategy underperformed the Russell Midcap® Growth Index.  Stock selection and allocation effects were both negative.  In particular, selection effects within the Information Technology sector, as well as the Health Care sector, detracted from overall performance.  Consumer Discretionary was the largest detractor to overall portfolio performance from an allocation standpoint. The worst performing sector was Information Technology.  The Fund’s overweight to software company, Splunk Inc., was the largest detractor during the period. A bright spot in the portfolio was a selection in the Consumer Discretionary sector where an overweight to DraftKings, an e-sports business, contributed favorably to results.
Following the two months since the conversion, the Fund underperformed both the S&P 500 and Russell 3000 Growth benchmarks from September 1, 2021 through October 31, 2021. The underperformance was driven by the portfolio’s overweight to the Biotech sector. The overall strategy generated positive stock selection since the transition, which was driven by the Communication Services, Health Care and Information Technology sectors.

6

Harbor Disruptive Innovation Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2011 through 10/31/2021
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the Russell Midcap® Growth Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2021
	1 Year	Annualized
		5 Years	10 Years
Harbor Disruptive Innovation Fund
Retirement Class[1]	27.41%	26.18%	18.01%
Institutional Class	27.29	26.07	17.96
Administrative Class	26.98	25.76	17.66
Investor Class	26.88	25.63	17.53
Comparative Indices
S&P 500	42.91%	18.93%	16.21%
Russell 3000® Growth	42.81	24.96	19.08
Russell Midcap® Growth[2]	39.43	21.90	16.86
As stated in the Fund’s prospectus dated March 1, 2021, as supplemented on May, 19, 2021, the expense ratios were 0.50% (Net) and 0.78% (Gross) (Retirement Class); 0.58% (Net) and 0.86% (Gross) (Institutional Class); 0.83% (Net) and 1.11% (Gross) (Administrative Class); and 0.94% (Net) and 1.22% (Gross) (Investor Class).  The Adviser has contractually agreed to limit the Fund’s operating expenses, excluding interest expense (if any) to 0.50%, 0.58%, 0.83%, and 0.94% for the Retirement Class, Institutional Class, Administrative Class and Investor Class, respectively, through August 31, 2022. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.
OUTLOOK & STRATEGY
As economic growth potentially decelerates into 2022 and 2023, we believe broad market earnings growth will revert to more normal levels. In a backdrop of slowing economic expansion, investors are likely, in our view, to increasingly seek out companies with strong or accelerating earnings growth in a general scarcity of growth environment. We believe companies addressing unmet needs and displacing pre-existing goods and industry leaders are poised to generate greater levels of earnings and cash flow growth over a long-term horizon. Overall, we remain focused on companies we believe to be leading-edge and believe these companies are well-positioned looking ahead.

7

Harbor Disruptive Innovation Fund
Manager’s Commentary—Continued

1
Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional
Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.

2
Effective September 1, 2021, the Fund’s benchmark index changed from the Russell Midcap® Growth Index to the S&P 500 Index as the Adviser believes this index is a more appropriate comparison in light of the Fund’s new name and investment strategy.

This report contains the current opinions of Harbor Capital Advisors, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved. Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions.Since the Fund may hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging markets regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

8

Harbor Disruptive Innovation Fund
Portfolio of Investments—October 31, 2021

SECTOR ALLOCATION (% of investments) - Unaudited

Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands
COMMON STOCKS—95.5%
Shares		Value
AUTOMOBILES—3.9%
12,213	Tesla Inc.*	$13,605
BANKS—0.4%
1,989	SVB Financial Group*	1,427
BIOTECHNOLOGY—11.4%
10,208	Acceleron Pharma Inc.*	1,778
111,016	Akouos Inc.*	1,035
132,343	Allogene Therapeutics Inc.*	2,282
29,214	Arrowhead Pharmaceuticals Inc.*	1,864
18,101	Ascendis Pharma AS ADR (Denmark)*,1	2,744
238,609	Autolus Therapeutics plc ADR (United Kingdom)*,1	1,331
66,258	Avidity Biosciences Inc.*	1,491
45,712	Bicycle Therapeutics plc ADR (United Kingdom)*,1	2,350
14,872	Blueprint Medicines Corp.*	1,673
145,766	Cabaletta Bio Inc.*	1,993
59,921	Dicerna Pharmaceuticals Inc.*	1,247
18,088	Fate Therapeutics Inc.*	973
192,647	Freeline Therapeutics Holdings plc ADR (United Kingdom)*,1	574
18,230	Invitae Corp.*	483
60,481	Iovance Biotherapeutics Inc.*	1,470
126,478	Ironwood Pharmaceuticals Inc.*	1,615
21,323	Krystal Biotech Inc.*	1,068
321,217	LogicBio Therapeutics Inc.*	1,172
222,957	Magenta Therapeutics Inc.*	1,427
336,390	Orchard Therapeutics plc ADR (United Kingdom)*,1	646
138,686	Precision BioSciences Inc.*	1,316
46,517	REGENXBIO Inc.*	1,649
45,458	Replimune Group Inc.*	1,342
98,299	Rocket Pharmaceuticals Inc.*	2,920
481,797	Synlogic Inc.*	1,233
108,636	TCR[2] Therapeutics Inc.*	684
39,959	UniQure NV (Netherlands)*	1,218
		39,578
BUILDING PRODUCTS—0.7%
22,601	Trex Co. Inc.*	2,405
CAPITAL MARKETS—1.8%
19,894	Coinbase Global Inc.*	6,355
CONTAINERS & PACKAGING—1.8%
69,029	Ball Corp.	6,315
COMMON STOCKS—Continued
Shares		Value
ELECTRIC UTILITIES—0.2%
8,838	NextEra Energy Inc.	$754
ELECTRICAL EQUIPMENT—1.4%
62,529	Amphenol Corp.	4,800
ENTERTAINMENT—3.3%
3,685	Roku Inc.*	1,123
29,754	Sea Ltd. ADR (Singapore)*,1	10,223
		11,346
HEALTH CARE EQUIPMENT & SUPPLIES—2.8%
1,305	Align Technology Inc.*	815
2,577	Dexcom Inc.*	1,606
1,794	IDEXX Laboratories Inc.*	1,195
6,066	Insulet Corp.*	1,881
3,751	Masimo Corp.*	1,064
12,817	Tandem Diabetes Care Inc.*	1,747
2,968	The Cooper Companies Inc.	1,237
		9,545
HEALTH CARE PROVIDERS & SERVICES—0.6%
8,708	Amedisys Inc.*	1,475
13,045	Oak Street Health Inc.*	616
		2,091
HOTELS, RESTAURANTS & LEISURE—0.6%
1,234	Chipotle Mexican Grill Inc.*	2,195
INTERACTIVE MEDIA & SERVICES—5.8%
1,468	Alphabet Inc. Class A*	4,347
9,197	Meta Platforms Inc.*	2,976
89,871	Tencent Holdings Ltd. ADR (China)[1]	5,463
135,619	Twitter Inc.*	7,261
		20,047
INTERNET & DIRECT MARKETING RETAIL—8.7%
3,227	Amazon.com Inc.*	10,883
183,914	Coupang Inc. (South Korea)*	5,473
49,380	DoorDash Inc.*	9,619
2,851	MercadoLibre Inc. (Argentina)*	4,223
		30,198

9

Harbor Disruptive Innovation Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands
COMMON STOCKS—Continued
Shares		Value
IT SERVICES—12.8%
2,134	Adyen NV (Netherlands)*,2	$6,439
13,423	Okta Inc.*	3,318
14,513	PayPal Holdings Inc.*	3,376
4,797	Shopify Inc. (Canada)*	7,036
12,460	Snowflake Inc.*	4,409
42,763	Square Inc.*	10,883
30,589	Twilio Inc.*	8,912
		44,373
LEISURE PRODUCTS—1.9%
70,020	Peloton Interactive Inc.*	6,403
LIFE SCIENCES TOOLS & SERVICES—1.9%
1,565	Bio-Rad Laboratories Inc.*	1,244
10,436	ICON plc (Ireland)*	2,993
2,298	Lonza Group AG (Switzerland)	1,888
15,916	Pacific Biosciences of California Inc.*	421
		6,546
MEDIA—1.2%
114,693	ViacomCBS Inc.	4,154
PHARMACEUTICALS—1.1%
22,604	Arvinas Inc.*	1,957
14,390	Catalent Inc.*	1,984
		3,941
PROFESSIONAL SERVICES—0.5%
14,513	TransUnion	1,673
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.0%
64,750	Redfin Corp.*	3,324
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—11.0%
12,948	Advanced Micro Devices Inc.*	1,557
20,416	Applied Materials Inc.	2,790
15,534	Lam Research Corp.	8,754
82,934	Microchip Technology Inc.	6,145
39,045	NVIDIA Corp.	9,983
COMMON STOCKS—Continued
Shares		Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—Continued
39,986	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)[1]	$4,546
23,860	Texas Instruments Inc.	4,473
		38,248
SOFTWARE—17.1%
12,852	Atlassian Corp. plc (Australia)*	5,888
6,088	Autodesk Inc.*	1,933
15,633	Cadence Design Systems Inc.*	2,706
19,536	Cloudflare Inc.*	3,804
3,816	DocuSign Inc.*	1,062
25,961	Lightspeed Commerce Inc. (Canada)*	2,536
34,246	Microsoft Corp.	11,357
62,693	SailPoint Technologies Holdings Inc.*	3,008
24,538	salesforce.com Inc.*	7,354
12,351	ServiceNow Inc.*	8,618
14,637	Workday Inc.*	4,244
15,557	Zendesk Inc.*	1,584
19,500	Zoom Video Communications Inc.*	5,356
		59,450
SPECIALTY RETAIL—2.0%
23,160	Carvana Co.*	7,022
TRADING COMPANIES & DISTRIBUTORS—0.8%
50,682	Fastenal Co.	2,893
WIRELESS TELECOMMUNICATION SERVICES—0.8%
25,423	T-Mobile US Inc.*	2,924
TOTAL COMMON STOCKS
(Cost $334,149)		331,612
TOTAL INVESTMENTS—95.5%
(Cost $334,149)		331,612
CASH AND OTHER ASSETS, LESS LIABILITIES—4.5%		15,589
TOTAL NET ASSETS—100.0%		$347,201

FAIR VALUE MEASUREMENTS
As of October 31, 2021, the investments in Adyen NV and Lonza Group AG (as disclosed in the preceding Portfolio of Investments) were classified as Level 2 and all other investments were classified as Level 1. There were no Level 3 investments at October 31, 2021 or 2020.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*
Non-income producing security
1
Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.
2
Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At October 31, 2021, the aggregate value of these securities was $6,439 or 2% of net assets.

The accompanying notes are an integral part of the Financial Statements.

10

Harbor Large Cap Value Fund
Manager’s Commentary (Unaudited)

Subadviser
Aristotle Capital Management, LLC
11100 Santa
Monica Boulevard
Suite 1700
Los Angeles, CA 90025
Portfolio ManagerS
Howard Gleicher, CFA
Since 2012
Gregory D. Padilla, CFA
Since 2018
Aristotle has subadvised the Fund since 2012.
Investment Objective
The Fund seeks long-term total return.
Management’s Discussion of
Fund Performance
Market Review
U.S. equity markets marched higher during the past year as improving economic data, positive progress on COVID-19 and reflationary pressures led the way. For the one-year period ended October 31, 2021, the S&P 500 returned 42.91%, advancing in 10 of 12 months. In terms of style, value outperformed slightly with the Russell 1000® Value Index outperforming its growth counterpart by 0.55% during the period.
The approval and distribution of vaccines to protect against COVID-19, resulting in a decrease in infections and the relaxation of quarantine mandates, helped to fuel positive momentum in the first half of 2021. With the help of additional fiscal stimulus in the U.S. and accommodative monetary policy from the Federal Reserve (“Fed”), the economy rebounded strongly in the first half of the year. As a result, GDP growth peaked in the second quarter with the U.S. economy expanding at a 6.7% annual pace.
After making significant progress against the spread of COVID-19 in the first half of the year, Delta, a more contagious variant of the virus, spread throughout the country (and the world) during the third quarter. In line with the uncertain backdrop caused by the Delta variant, economic data was mixed. The unemployment rate continued to decline, falling to 4.8% in September, which was the lowest level since the pandemic began. However, nonfarm payroll figures in August and September fell well below expectations after strong numbers in July.
U.S. equity markets closed out the reporting period near record highs, with the S&P 500 logging its strongest monthly advance of the year in October. Elevated inflation and the end of stimulative monetary policy from global central banks were among the biggest worries for markets at the end of October. While inflation remains elevated, with core consumer price index up 4.0% on a 12-month basis, it rose just 0.2% in September and 0.1% in August, its softest monthly increase since February. Correspondingly, the Fed kept monetary policy intact at the September meeting but indicated that a tapering of its $120 billion per month asset-purchase plan may soon be warranted. Despite the uncertainty regarding the COVID-19 environment, corporate earnings posted an impressive rebound. Companies across various industries highlighted strong demand, while topics such as supply constraints, labor shortages and rising input costs were also commonly cited.
Performance
For the year ended October 31, 2021, the Harbor Large Cap Value Fund posted a total return of 40.62% (Retirement Class), 40.52% (Institutional Class), 40.05% (Administrative Class) and 39.96% (Investor Class) underperforming the 43.76% return of the Russell 1000® Value Index.
The majority of the Fund’s underperformance relative to the Russell 1000® Value Index during the year can be attributed to security selection, while sector allocation also detracted modestly. Security selection in the Energy, Health Care and Materials sectors detracted the most from relative performance. Conversely, security selection in Industrials, coupled with underweight positions in Utilities and Communication Services, contributed the most to relative performance.
Credit card company, Capital One Financial, was the top contributor to relative return during the period. Shares of Capital One advanced as the company posted strong earnings throughout the period, driven by strong credit results and rebounding spending volumes in the Credit Card segment. The company also reported positive stress test results in the second quarter that will allow Capital One to lower its capital requirement and return excess capital to shareholders. Earlier in the year, Capital One’s Board of Directors authorized a common stock repurchase program of up to $7.5 billion while restoring its dividend to the previous 40 cents per share. While the company has certainly benefitted in the short term from an

11

Harbor Large Cap Value Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2011 through 10/31/2021
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the Russell 1000® Value Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2021
	1 Year	Annualized
		5 Years	10 Years
Harbor Large Cap Value Fund
Retirement Class[1]	40.62%	17.05%	15.89%
Institutional Class	40.52	16.97	15.84
Administrative Class	40.05	16.65	15.53
Investor Class	39.96	16.52	15.40
Comparative Index
Russell 1000® Value	43.76%	12.39%	12.85%
As stated in the Fund’s prospectus dated March 1, 2021, the expense ratios were 0.61% (Net) and 0.64% (Gross) (Retirement Class); 0.69% (Net) and 0.72% (Gross) (Institutional Class); 0.94% (Net) and 0.97% (Gross) (Administrative Class); and 1.05% (Net) and 1.08% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2022. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.
improving macroeconomic environment, we believe the catalysts we have previously identified are company-specific and, in our opinion, include a continued strong presence in credit cards with potential to gain market share, robust profitability profile with improvements as the credit card industry normalizes its share relative to other payment methods and the deployment of free cash flow for shareholder-beneficial strategies.
Biopharmaceutical company, Amgen, was the top detractor during the period. Shares of Amgen fell in the third quarter as the company reported declining sales, with patient visits and lab test procedure trends remaining below pre-COVID-19 levels, and disappointing pipeline data. Correspondingly, the company lowered its earnings per share guidance for the full year. Near the end of 2020, Amgen, in partnership with biopharmaceutical companies Cytokinetics and Servier, announced underwhelming results for GALACTIC-HF, a Phase 3 clinical trial of omecamtiv mecarbil in patients with heart failure that did not meet its secondary endpoint. Nevertheless, we believe in Amgen’s ability to navigate the difficult environment, continue to win market share and execute on profitability initiatives. We believe the company’s demonstrated history of developing novel treatments, its robust biosimilar portfolio and improvements to operational efficiency should continue to propel the company in the long run.
Outlook & Strategy
1
Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.

This report contains the current opinions of Aristotle Capital Management, LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved. Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. Since the Fund may hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging markets regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

12

Harbor Large Cap Value Fund
Portfolio of Investments—October 31, 2021

SECTOR ALLOCATION (% of investments) - Unaudited

Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands
COMMON STOCKS—96.7%
Shares		Value
AEROSPACE & DEFENSE—1.7%
216,091	General Dynamics Corp.	$43,812
AUTO COMPONENTS—2.2%
1,815,793	Cie Generale des Etablissements Michelin SCA ADR (France)[1]	57,089
BANKS—7.6%
453,190	Commerce Bancshares Inc.	31,954
363,000	Cullen/Frost Bankers Inc.	47,009
303,157	East West Bancorp Inc.	24,095
4,595,000	Mitsubishi UFJ Financial Group Inc. ADR (Japan)[1]	25,319
317,137	PNC Financial Services Group Inc.	66,925
		195,302
BEVERAGES—2.3%
908,389	Coca-Cola Co.	51,206
36,241	Constellation Brands Inc.	7,857
		59,063
BIOTECHNOLOGY—2.0%
241,000	Amgen Inc.	49,880
BUILDING PRODUCTS—2.7%
935,413	Johnson Controls International plc	68,631
CAPITAL MARKETS—2.7%
227,000	Ameriprise Financial Inc.	68,583
CHEMICALS—6.8%
1,513,000	Corteva Inc.	65,286
275,000	Ecolab Inc.	61,110
546,236	RPM International Inc.	47,632
		174,028
CONSTRUCTION MATERIALS—2.6%
172,000	Martin Marietta Materials Inc.	67,568
CONSUMER FINANCE—3.0%
502,000	Capital One Financial Corp.	75,817
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—4.7%
332,150	Crown Castle International Corp.	59,887
COMMON STOCKS—Continued
Shares		Value
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—Continued
355,146	Equity Lifestyle Properties Inc.	$30,013
151,066	Sun Communities Inc.	29,606
		119,506
FOOD & STAPLES RETAILING—0.9%
466,000	Walgreens Boots Alliance Inc.	21,911
FOOD PRODUCTS—1.6%
511,249	Tyson Foods Inc.	40,885
HEALTH CARE EQUIPMENT & SUPPLIES—8.7%
680,000	Alcon Inc. (Switzerland)	56,685
359,159	Danaher Corp.	111,975
455,000	Medtronic plc (Ireland)	54,536
		223,196
HOUSEHOLD DURABLES—6.0%
703,000	Lennar Corp. Class A	70,251
7,126	Lennar Corp. Class B	585
705,339	Sony Corp. ADR (Japan)[1]	81,671
		152,507
HOUSEHOLD PRODUCTS—2.0%
359,646	Procter & Gamble Co.	51,426
INDUSTRIAL CONGLOMERATES—2.3%
271,000	Honeywell International Inc.	59,246
INSURANCE—4.0%
238,099	Chubb Ltd. (Switzerland)	46,520
459,181	Cincinnati Financial Corp	55,763
		102,283
INTERACTIVE MEDIA & SERVICES—2.0%
977,500	Twitter Inc.*	52,335
IT SERVICES—2.1%
226,098	PayPal Holdings Inc.*	52,588
MACHINERY—5.1%
10,358	Oshkosh Corp.	1,109
212,000	Parker-Hannifin Corp.	62,877
514,000	Xylem Inc.	67,123
		131,109

13

Harbor Large Cap Value Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands
COMMON STOCKS—Continued
Shares		Value
OIL, GAS & CONSUMABLE FUELS—3.3%
2,377,000	Coterra Energy Inc.	$50,678
442,180	Phillips 66	33,066
		83,744
PHARMACEUTICALS—3.0%
1,442,596	Elanco Animal Health Inc.*	47,433
346,967	Novartis AG ADR (Switzerland)[1]	28,715
		76,148
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—5.0%
898,386	Microchip Technology Inc.	66,562
463,200	QUALCOMM Inc.	61,624
		128,186
SOFTWARE—12.4%
168,076	Adobe Inc.*	109,310
COMMON STOCKS—Continued
Shares		Value
SOFTWARE—Continued
223,000	ANSYS Inc.*	$84,646
371,166	Microsoft Corp.	123,086
		317,042
TOTAL COMMON STOCKS
(Cost $1,589,000)		2,471,885
TOTAL INVESTMENTS—96.7%
(Cost $1,589,000)		2,471,885
CASH AND OTHER ASSETS, LESS LIABILITIES—3.3%		85,427
TOTAL NET ASSETS—100.0%		$2,557,312

FAIR VALUE MEASUREMENTS
All investments at October 31, 2021 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments at October 31, 2021 or 2020.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*
Non-income producing security
1
Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.

The accompanying notes are an integral part of the Financial Statements.

14

Harbor Mid Cap Fund
Manager’s Commentary (Unaudited)

Subadviser
EARNEST Partners, LLC
1180 Peachtree St. NE
Suite 2300
Atlanta, GA 30309
Portfolio Manager
Paul E. Viera
Since 2019
EARNEST Partners, LLC has subadvised the Fund since 2019.
Investment Objective
The Fund seeks long-term total return.
Management’s Discussion of
Fund Performance
MARKET REVIEW
The U.S. equity markets, represented by the S&P 500 Index, were strongly positive during the 12-month period ended October 31, 2021, posting nearly 43% return. However, the U.S. mid cap market, represented by the Russell Midcap® Index, advanced even more finishing the period up by 45%.
Capital markets continued to charge higher as investors received clarity on the economic impact from the COVID-19 pandemic and began to look forward to how a post-COVID-19 environment would support future earnings growth. U.S. Congressional attention shifted away from COVID-19 stimulus and towards the proposed infrastructure bill that was negotiated last quarter, along with raising the debt ceiling and funding the federal budget. The proposed $1.2 trillion infrastructure bill provides for $579 billion in new spending on transportation, roads/bridges and utilities. Since the pandemic began, Congress approved approximately $5.3 trillion in stimulus that included forgivable small business loans, direct payments to households, expanded unemployment benefits and vaccine funding. Previously, the Fed enacted an array of stimulative measures that included short-term rate reductions to near-zero and repurchases of U.S. Treasuries, mortgages and corporate debt. The Fed stated that it would “maintain an accommodative stance” until its goals of 2% long-term inflation and maximum employment are achieved. In its latest statement, the Fed maintained that it will continue to hold rates near zero and provide stimulus by continuing its monthly purchases of Treasury securities and agency mortgage-backed securities. However, it noted that strengthening economic activity and continued progress on vaccinations provide justification for allowing inflation to run “moderately above 2% for some time,” and that a reduction in the pace of asset repurchases may soon be warranted. In further statements, the Fed expressed that these reductions could begin as soon as its next meeting in November but stated that recent inflation trends (about 5% year-over-year since May) appear to be transitory.
Performance
Harbor Mid Cap Fund posted a return of 37.61% (Retirement Class), 37.54% (Institutional Class) and 37.00% (Investor Class) for the year ended October 31, 2021, underperforming the 45.40% return of the Russell Midcap® Index.
Contributing to performance for the period, CBRE is a top global commercial real estate services firm. The company helps owners, tenants and investors with their real estate needs from property management to property sales and leasing brokerage, with the breadth to cover property types from office buildings to shopping malls. Despite continued pressure in the office market, CBRE reported revenue and earnings that beat expectations; this helped push shares ahead of the index and more than doubled over the period. CBRE is benefiting from a secular and global push towards facility management outsourcing. In particular, the company is seeing strong transactional service growth in Asia due to this trend. Going forward, we believe CBRE’s strong position in facility management and weakened competitors will lead to increased market share in the brokerage business. Additionally, in our view, CBRE’s diversified global exposure, solid execution and prudent management provide an opportunity to grow earnings over the next market cycle.
Detracting from performance, Reinsurance Group of America (“RGA”) is one of the largest and most sophisticated life reinsurers in the world. RGA focuses on growing its business by partnering with primary insurance companies and helping them underwrite difficult risk that they may not have the expertise to underwrite on their own. During the period, RGA shares underperformed due to elevated COVID-19 claims in the period. While there was a short-term increase in claims, the longevity offset was $11 million, which is lower than expected. The company also expects the COVID-19 vaccination rollout to lower mortality claim costs for the remainder of 2021. The shares rose a modest 4% during the period, trailing the Index.

15

Harbor Mid Cap Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 12/01/2019 through 10/31/2021
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the Russell Midcap® Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2021
	1 Year	5 Years	Annualized
			Life of Fund
Harbor Mid Cap Fund
Retirement Class[1]	37.61%	N/A	21.67%
Institutional Class[1]	37.54	N/A	21.58
Investor Class[1]	37.00	N/A	21.13
Comparative Index
Russell Midcap®[1]	45.40%	N/A	21.89%
As stated in the Fund’s prospectus dated March 1, 2021, the expense ratios were 0.80% (Net) and 1.05% (Gross) (Retirement Class); 0.88% (Net) and 1.13% (Gross) (Institutional Class); 1.13% (Net) and 1.38% (Gross) (Administrative Class); and 1.24% (Net) and 1.49% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2022. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.
Due to high capital requirements and the long-term nature of potential clients' liabilities, we believe there are few global competitors in the industry. In our view, RGA’s scale and growth strategy should continue to drive earnings and gain market share.
OUTLOOK & STRATEGY
As of October 31, 2021, the Fund had an overweight in the Industrials, Health Care, Information Technology and Financials sectors, and an underweight in Consumer Staples, Consumer Discretionary and Utilities. We believe the Fund’s relative overweight and underweight positions are an outgrowth of where EARNEST Partners is finding good individual investment opportunities.
1
The “Life of Fund” return as shown reflects the period 12/01/2019 through 10/31/2021.

This report contains the current opinions of EARNEST Partners, LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved. Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions.Since the Fund may hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging markets regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

16

Harbor Mid Cap Fund
Portfolio of Investments—October 31, 2021

SECTOR ALLOCATION (% of investments) - Unaudited

Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands
COMMON STOCKS—98.9%
Shares		Value
AEROSPACE & DEFENSE—1.4%
4,282	General Dynamics Corp.	$868
BANKS—1.8%
47,295	KeyCorp	1,100
BUILDING PRODUCTS—1.8%
17,203	Masco Corp.	1,128
CAPITAL MARKETS—8.5%
10,654	Houlihan Lokey Inc.	1,194
11,748	Intercontinental Exchange Inc.	1,627
12,994	Raymond James Financial Inc.	1,281
15,982	Stifel Financial Corp.	1,164
		5,266
CHEMICALS—4.6%
5,886	Albemarle Corp.	1,474
6,504	Eastman Chemical Co.	677
4,621	Scotts Miracle-Gro Co.	686
		2,837
COMMERCIAL SERVICES & SUPPLIES—4.2%
12,818	Republic Services Inc.	1,725
13,009	Stericycle Inc.*	871
		2,596
CONTAINERS & PACKAGING—2.8%
5,033	Packaging Corp. of America	692
17,924	Sealed Air Corp.	1,063
		1,755
ELECTRICAL EQUIPMENT—1.8%
20,411	Sensata Technologies Holding plc (United Kingdom)*	1,125
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—4.4%
8,417	Arrow Electronics Inc.*	974
9,595	Keysight Technologies Inc.*	1,728
		2,702
ENTERTAINMENT—1.6%
12,656	Activision Blizzard Inc.	990
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—4.5%
30,786	Americold Realty Trust	907
COMMON STOCKS—Continued
Shares		Value
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—Continued
8,064	Boston Properties Inc.	$917
2,722	SBA Communications Corp.	940
		2,764
FOOD & STAPLES RETAILING—1.3%
10,331	Sysco Corp.	794
HEALTH CARE EQUIPMENT & SUPPLIES—1.3%
13,789	Dentsply Sirona Inc.	789
HEALTH CARE PROVIDERS & SERVICES—2.5%
5,371	AmerisourceBergen Corp.	655
3,090	Laboratory Corp. of America Holdings*	887
		1,542
HOTELS, RESTAURANTS & LEISURE—2.3%
9,992	Darden Restaurants Inc.	1,440
HOUSEHOLD DURABLES—2.7%
18,366	D.R. Horton Inc.	1,639
INSURANCE—4.2%
5,607	Reinsurance Group of America Inc.	662
5,609	Renaissance Holdings Ltd. (Bermuda)	795
11,729	The Progressive Corp.	1,113
		2,570
IT SERVICES—5.7%
7,843	Akamai Technologies Inc.*	827
10,949	Black Knight Inc.*	768
5,386	Broadridge Financial Solutions Inc.	961
6,813	Global Payments Inc.	974
		3,530
LIFE SCIENCES TOOLS & SERVICES—6.3%
8,947	Agilent Technologies Inc.	1,409
1,957	Bio-Rad Laboratories Inc.*	1,555
10,257	Syneos Health Inc.*	958
		3,922
MACHINERY—5.8%
3,723	Cummins Inc.	893
5,577	Dover Corp.	943

17

Harbor Mid Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands
COMMON STOCKS—Continued
Shares		Value
MACHINERY—Continued
4,238	Snap-on Inc.	$861
7,593	Woodward Inc.	858
		3,555
MULTILINE RETAIL—2.4%
13,583	Dollar Tree Inc.*	1,464
MULTI-UTILITIES—1.2%
8,535	WEC Energy Group Inc.	769
OIL, GAS & CONSUMABLE FUELS—4.2%
26,210	Continental Resources Inc.	1,279
62,383	Coterra Energy Inc.	1,330
		2,609
REAL ESTATE MANAGEMENT & DEVELOPMENT—3.0%
17,527	CBRE Group Inc.*	1,824
ROAD & RAIL—1.6%
27,773	CSX Corp.	1,004
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—7.7%
7,968	Applied Materials Inc.	1,089
8,108	CMC Materials Inc.	1,041
9,256	Skyworks Solutions Inc.	1,547
5,945	Xilinx Inc.	1,070
		4,747
COMMON STOCKS—Continued
Shares		Value
SOFTWARE—6.0%
4,120	ANSYS Inc.*	$1,564
21,927	CDK Global Inc.	954
3,635	Synopsys Inc.*	1,211
		3,729
SPECIALTY RETAIL—0.9%
8,841	TJX Companies Inc.	579
TRADING COMPANIES & DISTRIBUTORS—2.4%
20,662	Air Lease Corp.	828
7,152	GATX Corp.	678
		1,506
TOTAL COMMON STOCKS
(Cost $52,183)		61,143
TOTAL INVESTMENTS—98.9%
(Cost $52,183)		61,143
CASH AND OTHER ASSETS, LESS LIABILITIES—1.1%		651
TOTAL NET ASSETS—100.0%		$61,794

FAIR VALUE MEASUREMENTS
All investments at October 31, 2021 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments at October 31, 2021 or 2020.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*
Non-income producing security

The accompanying notes are an integral part of the Financial Statements.

18

Harbor Mid Cap Value Fund
Manager’s Commentary (Unaudited)

Subadviser
LSV Asset Management
155 North Wacker Dr.
Suite 4600
Chicago, IL 60606
Portfolio Managers
Josef Lakonishok, Ph.D.
Since 2004
Menno Vermeulen, CFA
Since 2004
Puneet Mansharamani, CFA
Since 2006
Greg Sleight
Since 2014
Guy Lakonishok, CFA
Since 2014
LSV has subadvised the Fund since 2004.
Investment Objective
The Fund seeks long-term total return.
Management’s Discussion of
Fund Performance
Market Review
The broad U.S. equity market, as measured by the S&P 500 Index, finished up 42.91% for the year ended October 31, 2021. Global equity markets rallied over the last 12 months, fueled by positive news on vaccines to fight COVID-19, continued government stimulus in the U.S. and accommodative monetary policies around the world. Small cap stocks led the way in the period as the Russell 2000® Index returned 50.80%. Value stocks outperformed growth stocks, particularly among small and midcap stocks. The value advantage among midcap stocks was nearly 10% as the Russell Midcap® Value Index returned 48.60% while the Russell Midcap® Growth Index advanced 39.43%.
After several years of relative underperformance, value stocks staged a comeback over the trailing 12 months, particularly over the first half of the period, fueled by optimism for a sustained increase in economic growth. The optimism was driven by the successful rollout of effective COVID-19 vaccines, accommodative monetary policies and continued fiscal stimulus in the U.S. However, the rally in value stocks slowed in the second half of the period as an uptick in COVID-19 cases due to the Delta variant, supply chain issues and higher inflation readings weighed on value stocks. The Fed indicated its desire to begin to wind down its bond purchase program, but despite higher inflation, does not plan to begin to raise rates until 2022, continuing its accommodative stance. From a sector perspective, Energy stocks more than doubled over the last year as oil prices moved from below $40/barrel to over $80/barrel. Financials stocks also handily outperformed the value benchmark. Defensive sectors of the market, including Utilities, Health Care and Consumer Staples, lagged.
Performance
Harbor Mid Cap Value Fund returned 51.99% (Retirement Class), 51.87% (Institutional Class), 51.53% (Administrative Class) and 51.26% (Investor Class) compared to 48.60% for the Russell Midcap® Value Index for the year ended October 31, 2021. The most significant contributor to the relative outperformance in the period was the rebound for value stocks in the first half of the period. After a difficult period for value stocks from early 2018 through late 2020, value stocks staged a recovery after vaccines were introduced in November 2020 to help combat COVID-19. The rebound in value-oriented stocks and sectors had a positive impact on relative results given the Fund’s attractive valuation characteristics. Small cap stocks also surged in the period leading the market as the Russell 2000® Index was up just over 50%. The rally in smaller stocks also helped drive the relative results given the Fund’s tilt to smaller companies compared to the benchmark.
While sector allocation had little impact on relative results overall in the period, the Fund’s overweight to Financials and underweight to Utilities added value. However, this was offset by our underweight to Energy, the best performing sector in the period, and our overweight to Consumer Staples, which lagged. Stock selection added value in several sectors, including the Consumer Discretionary, Consumer Staples, Financial and Communication Services sectors. This was somewhat offset by poor selection in the Materials sector.
Top contributors in the Consumer Discretionary sector included department stores, Kohl’s Corp and Macy’s, as well as Dick’s Sporting Goods and Penske Auto Group. Among Financials, student loan servicer, Navient Corp, regional bank holding, Zion’s Bancorporation, and Ameriprise Financial all added value. Other top contributors included Seagate Technology in the Technology sector, Energy holdings Devon Energy and Valero Energy and aerospace and defense holding Textron. Detractors in the period included Jazz Pharmaceuticals in the Health Care sector, Industrial holdings Allison Transmission and Meritor, Whirlpool and Big Lots in the Consumer Discretionary sector and underweights to Freeport-McMoRan in the Materials sector and Occidental Petroleum in the Energy sector.

19

Harbor Mid Cap Value Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2011 through 10/31/2021
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the Russell Midcap® Value Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2021
	1 Year	Annualized
		5 Years	10 Years
Harbor Mid Cap Value Fund
Retirement Class[1]	51.99%	8.73%	11.65%
Institutional Class	51.87	8.65	11.61
Administrative Class	51.53	8.38	11.33
Investor Class	51.26	8.24	11.20
Comparative Index
Russell Midcap® Value	48.60%	12.30%	13.18%
As stated in the Fund’s prospectus dated March 1, 2021, the expense ratios were 0.77% (Net) and 0.82% (Gross) (Retirement Class); 0.85% (Net) and 0.90% (Gross) (Institutional Class); 1.10% (Net) and 1.15% (Gross) (Administrative Class); and 1.21% (Net) and 1.26% (Gross) (Investor Class).  The net expense ratios reflect a contractual management fee waiver effective through 02/28/2022. Additionally, the Adviser has contractually agreed to limit the Fun’s operating expenses, excluding interest expense (if any), to 0.77%, 0.85%, 1.10%, and 1.21% for the Retirement Class, Institutional Class, Administrative Class, and Investor Class, respectively, through February 28, 2022. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.
Outlook & Strategy
The Subadviser’s portfolio decision-making process is quantitative and driven by: (1) a proprietary model which ranks securities on fundamental measures of value and indicators of near-term appreciation potential and (2) a portfolio construction process that controls for risk while maximizing the expected return of the portfolio. The objective of the model is to pick what we believe to be undervalued stocks with high near-term appreciation potential.
Sector weightings are a residual of our bottom-up stock selection process subject to minimum and maximum exposures to sectors and industries. The Fund’s most significant sector exposures on an absolute basis are to Financials, Industrials and Consumer Discretionary stocks. Relative to the value benchmark, the Fund’s portfolio is overweight the Financial, Consumer Staples and Consumer Discretionary sectors. The Fund is underweight Industrials, Utilities, Real Estate and Energy. The most significant changes in sector weights over the last 12 months were an increase in the relative exposure to Information Technology and Communication Services stocks and a decrease to Health Care stocks.
We believe the Fund’s portfolio continues to trade at attractive valuations relative to the benchmark and relative to history. The Fund’s portfolio is trading at 10.2x forward earnings compared to 18.3x for the value benchmark and 7.6x cash flow compared to 14.4x for the Russell Midcap® Value Index.
While the ‘recovery trade’ that favored value stocks in general, and the Harbor Mid Cap Value Fund in particular, has slowed in recent months due in part to the spread of the COVID-19 Delta variant in the summer, we believe the fundamentals of a longer term value recovery remain in place. We believe the continued vaccination rollout worldwide, the likelihood of additional fiscal stimulus, rising interest rates and historically wide valuation spreads are all favorable dynamics for value stocks going forward. The Fund’s portfolio continues to trade at an approximately 40% discount to the Russell Midcap® Value Index. We believe the Fund, in our opinion, is not only cheap from a valuation standpoint but that the Fund is invested in quality companies that are seeing increasing earnings and profit margins, particularly among Financials and other cyclical areas of the market. We continue to find what we believe to be attractive stocks across multiple sectors, particularly within the Financial, Consumer Discretionary and Consumer Staples sectors.
1
Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.

This report contains the current opinions of LSV Asset Management as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved. Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions.Since the Fund may hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging markets regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

20

Harbor Mid Cap Value Fund
Portfolio of Investments—October 31, 2021

SECTOR ALLOCATION (% of investments) - Unaudited

Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands
COMMON STOCKS—99.5%
Shares		Value
AEROSPACE & DEFENSE—1.5%
9,300	Huntington Ingalls Industries Inc.	$1,885
14,800	L3Harris Technologies Inc.	3,412
18,600	Textron Inc.	1,374
		6,671
AIR FREIGHT & LOGISTICS—1.1%
58,200	Atlas Air Worldwide Holdings Inc.*	4,721
AIRLINES—0.8%
39,500	Alaska Air Group Inc.*	2,086
31,500	United Airlines Holdings Inc.*	1,453
		3,539
AUTO COMPONENTS—1.9%
187,400	American Axle & Manufacturing Holdings Inc.*	1,702
58,900	BorgWarner Inc.	2,655
68,900	Goodyear Tire & Rubber Co.*	1,317
15,400	Lear Corp.	2,646
		8,320
AUTOMOBILES—0.6%
70,000	Harley-Davidson Inc.	2,554
BANKS—5.9%
140,200	Citizens Financial Group Inc.	6,643
124,000	Fifth Third Bancorp	5,398
171,400	KeyCorp	3,988
209,000	Regions Financial Corp.	4,949
89,800	Zions Bancorporation	5,657
		26,635
BEVERAGES—1.1%
110,500	Molson Coors Beverage Co.	4,872
BIOTECHNOLOGY—0.9%
196,000	Ironwood Pharmaceuticals Inc.*	2,503
7,603	United Therapeutics Corp.*	1,450
		3,953
BUILDING PRODUCTS—1.0%
47,400	Owens Corning	4,428
COMMON STOCKS—Continued
Shares		Value
CAPITAL MARKETS—1.8%
14,600	Ameriprise Financial Inc.	$4,411
71,900	Lazard Ltd. (Bermuda)	3,522
		7,933
CHEMICALS—4.9%
45,000	Cabot Corp.	2,401
18,100	Celanese Corp.	2,923
112,122	Chemours Co.	3,142
38,100	Eastman Chemical Co.	3,964
114,500	Huntsman Corp.	3,730
52,300	Koppers Holdings Inc.*	1,835
28,000	LyondellBasell Industries NV	2,599
21,500	Trinseo plc (Luxembourg)	1,205
		21,799
CONSUMER FINANCE—2.5%
117,500	Ally Financial Inc.	5,610
17,900	Discover Financial Services	2,028
186,688	Navient Corp.	3,678
		11,316
CONTAINERS & PACKAGING—3.3%
35,800	Berry Global Group Inc.*	2,346
46,100	Graphic Packaging Holding Co.	919
61,100	Greif Inc.	3,952
158,830	O-I Glass Inc.*	2,073
55,200	Silgan Holdings Inc.	2,219
72,300	WestRock Co.	3,477
		14,986
DIVERSIFIED CONSUMER SERVICES—0.4%
87,800	H&R Block Inc.	2,026
DIVERSIFIED FINANCIAL SERVICES—0.7%
79,987	Banco Latinoamericano de Comercio Exterior SA (Panama)	1,451
24,300	Voya Financial Inc.	1,695
		3,146
ELECTRIC UTILITIES—1.4%
24,500	Edison International	1,542

21

Harbor Mid Cap Value Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands
COMMON STOCKS—Continued
Shares		Value
ELECTRIC UTILITIES—Continued
78,000	NRG Energy Inc.	$3,111
55,000	PPL Corp.	1,584
		6,237
ELECTRICAL EQUIPMENT—0.7%
31,200	Atkore Inc.*	2,949
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—4.1%
38,800	Arrow Electronics Inc.*	4,491
48,100	Avnet Inc.	1,833
53,900	Jabil Inc.	3,232
61,800	Methode Electronics Inc.	2,600
40,600	Sanmina Corp.*	1,533
13,988	SYNNEX Corp.	1,469
125,800	TTM Technologies Inc.*	1,666
69,800	Vishay Intertechnology Inc.	1,341
		18,165
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—7.3%
136,200	Brandywine Realty Trust	1,805
121,600	Brixmor Property Group Inc.	2,850
429,000	Franklin Street Properties Corp.	1,931
40,900	Gaming and Leisure Properties Inc.	1,983
160,589	Hersha Hospitality Trust*	1,434
88,234	Industrial Logistics Properties Trust	2,478
55,600	Iron Mountain Inc.	2,538
114,400	Medical Properties Trust Inc.	2,440
52,750	Office Properties Income Trust	1,351
86,200	Omega Healthcare Investors Inc.	2,531
139,000	Paramount Group Inc.	1,179
138,248	Piedmont Office Realty Trust Inc.	2,455
63,300	Plymouth Industrial REIT Inc.	1,618
138,200	Sabra Health Care REIT Inc.	1,956
124,400	Service Properties Trust	1,340
95,800	SITE Centers Corp.	1,522
82,900	Tanger Factory Outlet Centers Inc.	1,393
		32,804
FOOD & STAPLES RETAILING—2.7%
51,800	Ingles Markets Inc.	3,584
166,300	Kroger Co.	6,656
80,000	Sprouts Farmers Market Inc.*	1,771
		12,011
FOOD PRODUCTS—3.8%
37,700	Archer Daniels Midland Co.	2,422
71,900	Conagra Brands Inc.	2,315
32,200	Ingredion Inc.	3,066
32,100	JM Smucker Co.	3,944
68,100	Tyson Foods Inc.	5,446
		17,193
GAS UTILITIES—0.7%
55,800	National Fuel Gas Co.	3,205
HEALTH CARE PROVIDERS & SERVICES—3.5%
59,300	Cardinal Health Inc.	2,835
35,100	DaVita Inc.*	3,624
6,400	Laboratory Corp. of America Holdings*	1,837
24,700	McKesson Corp.	5,134
19,000	Universal Health Services Inc.	2,358
		15,788
COMMON STOCKS—Continued
Shares		Value
HOTELS, RESTAURANTS & LEISURE—0.4%
30,500	Travel + Leisure Co.	$1,657
HOUSEHOLD DURABLES—4.2%
101,478	Ethan Allen Interiors Inc.	2,355
26,100	Meritage Homes Corp.*	2,837
68,100	PulteGroup Inc.	3,274
72,600	Toll Brothers Inc.	4,369
27,300	Whirlpool Corp.	5,756
		18,591
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS—1.4%
314,400	Vistra Corp.	6,159
INSURANCE—7.5%
55,600	Aflac Inc.	2,984
43,800	Allstate Corp.	5,417
23,200	American Financial Group Inc.	3,156
13,700	Hanover Insurance Group Inc.	1,726
85,700	Hartford Financial Services Group Inc.	6,250
57,600	Lincoln National Corp.	4,156
129,100	Old Republic International Corp.	3,335
58,400	Principal Financial Group Inc.	3,918
75,200	Universal Insurance Holdings Inc.	1,111
64,400	Unum Group	1,640
		33,693
INTERACTIVE MEDIA & SERVICES—0.5%
19,300	Ziff Davis Inc.*	2,476
INTERNET & DIRECT MARKETING RETAIL—1.2%
69,300	eBay Inc.	5,317
IT SERVICES—1.1%
79,600	DXC Technology Co.*	2,592
117,600	Western Union Co.	2,143
		4,735
LEISURE PRODUCTS—0.8%
23,300	Brunswick Corp.	2,169
17,894	Sturm Ruger & Co. Inc.	1,411
		3,580
MACHINERY—6.4%
38,800	AGCO Corp.	4,742
100,600	Allison Transmission Holdings Inc.	3,356
17,600	Cummins Inc.	4,221
135,300	Meritor Inc.*	3,293
31,900	Oshkosh Corp.	3,413
20,600	Snap-on Inc.	4,186
55,500	Timken Co.	3,938
89,100	Wabash National Corp.	1,384
		28,533
MEDIA—2.6%
82,500	AMC Networks Inc.*	3,282
38,400	Fox Corp.	1,526
18,100	Nexstar Media Group Inc.	2,714
144,100	TEGNA Inc.	2,833
32,300	ViacomCBS Inc.	1,170
		11,525
METALS & MINING—1.2%
35,800	Reliance Steel & Aluminum Co.	5,233

22

Harbor Mid Cap Value Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands
COMMON STOCKS—Continued
Shares		Value
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITs)—1.0%
166,600	Annaly Capital Management Inc.	$1,410
298,300	MFA Financial Inc.	1,345
93,400	PennyMac Mortgage Investment Trust	1,882
		4,637
MULTILINE RETAIL—1.1%
48,600	Big Lots Inc.	2,150
99,500	Macy's Inc.	2,634
		4,784
MULTI-UTILITIES—0.6%
93,150	MDU Resources Group Inc.	2,863
OIL, GAS & CONSUMABLE FUELS—2.4%
93,200	Devon Energy Corp.	3,736
65,800	HollyFrontier Corp.	2,224
34,700	Marathon Petroleum Corp.	2,288
32,800	Valero Energy Corp.	2,536
		10,784
PHARMACEUTICALS—1.9%
36,100	Jazz Pharmaceuticals plc (Ireland)*	4,803
110,150	Lannett Co. Inc.*	301
36,200	Prestige Consumer Healthcare Inc.*	2,171
93,493	Viatris Inc.	1,248
		8,523
PROFESSIONAL SERVICES—0.6%
27,500	ManpowerGroup Inc.	2,658
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.8%
137,800	Amkor Technology Inc.	3,021
16,000	Diodes Inc.*	1,537
21,100	Qorvo Inc.*	3,550
		8,108
SOFTWARE—0.1%
6,433	Consensus Cloud Solutions Inc.*	407
COMMON STOCKS—Continued
Shares		Value
SPECIALTY RETAIL—4.5%
31,000	Best Buy Co. Inc.	$3,789
29,600	Dick's Sporting Goods Inc.	3,677
81,800	Foot Locker Inc.	3,899
18,600	Group 1 Automotive Inc.	3,344
36,200	ODP Corp.*	1,568
36,800	Penske Automotive Group Inc.	3,903
		20,180
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—3.3%
242,314	HP Inc.	7,349
66,400	Seagate Technology Holdings plc (Ireland)	5,914
93,900	Xerox Holdings Corp.	1,672
		14,935
TEXTILES, APPAREL & LUXURY GOODS—0.2%
17,700	Capri Holdings Ltd. (Virgin Islands)*	942
THRIFTS & MORTGAGE FINANCE—1.2%
132,900	MGIC Investment Corp.	2,148
19,700	PennyMac Financial Services Inc.	1,222
91,913	Radian Group Inc.	2,194
		5,564
TRADING COMPANIES & DISTRIBUTORS—0.9%
65,642	Triton International Ltd. (Bermuda)	4,082
TOTAL COMMON STOCKS
(Cost $367,385)		445,217
TOTAL INVESTMENTS—99.5%
(Cost $367,385)		445,217
CASH AND OTHER ASSETS, LESS LIABILITIES—0.5%		2,295
TOTAL NET ASSETS—100.0%		$447,512

FAIR VALUE MEASUREMENTS
All investments at October 31, 2021 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments at October 31, 2021 or 2020.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*
Non-income producing security

The accompanying notes are an integral part of the Financial Statements.

23

Harbor Small Cap Growth Fund
Manager’s Commentary (Unaudited)

Subadviser
Westfield Capital Management Company, L.P.
One Financial Center
23rd Floor
Boston, MA 02111
Portfolio Managers
William A. Muggia
Lead Portfolio Manager
Since 2000
Richard D. Lee, CFA
Since 2018
Ethan J. Meyers, CFA
Since 2000
John M. Montgomery
Since 2011
Westfield has subadvised the Fund since 2000.
Investment Objective
The Fund seeks long-term growth of capital.
Management’s Discussion of
Fund Performance
Market Review
After a volatile start to the year, the second quarter marked the fifth consecutive quarterly gain since the first quarter of 2020. Reversing the trend from the end of the first quarter, pro-cyclical stocks and value, as a factor, underperformed the secular growth stocks. U.S. equities finished the third quarter primarily lower as investors digested a myriad of concerns including the COVID-19 Delta variant, ‘peak everything,’ persistent supply chain disruptions and rising input costs. As worries mounted over the summer months, cyclicality was shunned in favor of reliable growth stocks. All the while, the 10-year Treasury continued to fall back towards its trend having risen too far too fast earlier in the year. Complicating matters was a consistent stream of news out of China impacting U.S. markets ranging from increased regulation of gaming and leisure to banning trading in cryptocurrencies and lastly the Evergrande liquidity scare which roiled markets for a period. On the policy front, the Fed began telegraphing their plans for tapering of bond purchases, while additional stimulus measures and a bipartisan infrastructure bill continued to be a subject of debate in U.S. Congress.
Performance
Harbor Small Cap Growth Fund returned 34.40% (Retirement Class), 34.29% (Institutional Class), 33.91% (Administrative Class) and 33.84% (Investor Class) for the year ended October 31, 2021, underperforming its benchmark, the Russell 2000® Growth Index, which returned 38.45%. Relative weakness in Health Care and Communication Services offset relative strength in Materials and Financials.
Health Care was the largest relative detractor during the period, costing the Fund 452 basis points (“bps”) of relative performance. Turning Point Therapeutics, Inc., a targeted precision oncology company, was the worst relative performer in the sector over the period. Turning Point underperformed due to competition fears as well as a data release for their gastric and non-small cell lung cancer that missed expectations. Looking forward, we believe Turning Point has a number of catalysts over the next six months in addition to several high-quality assets that we believe will drive growth. Amedisys Inc., one of the largest home health care providers in the U.S., also weighed on relative results. The stock underperformed after the company slightly missed earnings expectations and cut forward guidance as a result of weakness in their hospice segment. However, we believe the set up from here remains compelling following their recent acquisition of at-home-health care provider, Contessa, which, in our opinion, looks to be tracking ahead of schedule.
Communication Services also detracted from relative results, costing the Fund 51 bps. Social video game developer Zynga Inc. was the top relative detractor from performance. The stock performance weighed on relative results after the company missed consensus expectations on Q2 earnings and lowered its forward guidance for the remainder of the year. The company has experienced some moderated usage among its players and is having some difficulties navigating Apple’s new customer data protection rules in their iOS operating system. Moving forward, we continue to the current valuation is at a relative trough compared to peers and, in our opinion, confident positive future results will aid in stabilizing the stock.
Materials was the top source of relative strength during the period, adding 97 bps to relative returns. Ranpak Holdings Corp., a manufacturer of fiber packaging equipment and products, was the top relative performer over the period. We believe Rankpak has benefitted from industry tailwinds and secular drivers, including ongoing material substitution, growing eCommerce volume and automation of packaging process. In our opinion, Ranpak has an attractive business model (razor/razor blade model) with high market share, an asset light model and a defensive business that holds up well in recessionary environments.

24

Harbor Small Cap Growth Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2011 through 10/31/2021
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2021
	1 Year	Annualized
		5 Years	10 Years
Harbor Small Cap Growth Fund
Retirement Class[1]	34.40%	21.06%	16.22%
Institutional Class	34.29	20.98	16.17
Administrative Class	33.91	20.59	15.85
Investor Class	33.84	20.54	15.74
Comparative Index
Russell 2000® Growth	38.45%	17.90%	14.57%
As stated in the Fund’s prospectus dated March 1, 2021, the expense ratios were 0.81% (Retirement Class); 0.89% (Institutional Class); 1.14% (Administrative Class); and 1.25% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.
Financials was another positive contributor, adding 72 bps of relative performance. First Citizens BancShares, a Carolinas-based regional bank with a national presence, was the largest contributor to relative results. This historically underfollowed stock by Wall Street benefitted from an immediately accretive merger with the under-appreciated CIT Bank and the up-tick in sell-side coverage which followed. Additionally, the rise in interest rates has acted as a tailwind, and we believe investors will continue to acknowledge the compelling value of First Citizens upon increased coverage and further clarity on the post-merger outlook for the joint entity.
Outlook & Strategy
Moving forward, we believe that stocks of companies with strong underlying earnings growth that trade at reasonable valuations will be favored at the expense of high multiple momentum growth stocks. If the market environment plays out like we think it will, with rising interest rates and rising inflation, earnings multiples are likely to compress with the most pronounced impact being felt by those companies with the longest duration assets most heavily influenced by discount rates. In addition, we believe falling equity correlations are increasing the importance and impact of good stock picking. As we believe persistent inflation is likely for the foreseeable future, our focus will remain on high-quality operators with pricing power which are positioned advantageously for uncertain input costs and continued supply chain disruptions.
1
Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.

This report contains the current opinions of Westfield Capital Management Company, L.P. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved. Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

25

Harbor Small Cap Growth Fund
Portfolio of Investments—October 31, 2021

SECTOR ALLOCATION (% of investments) - Unaudited

Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands
COMMON STOCKS—95.8%
Shares		Value
AEROSPACE & DEFENSE—1.5%
300,506	Hexcel Corp.*	$17,051
AUTO COMPONENTS—0.8%
495,730	Mister Car Wash Inc.*	9,092
BANKS—2.2%
49,577	Silvergate Capital Corp.*	7,765
144,950	Western Alliance Bancorp*	16,827
		24,592
BIOTECHNOLOGY—13.6%
156,346	Acceleron Pharma Inc.*	27,232
141,560	Ascendis Pharma AS ADR (Denmark)*,1	21,462
235,086	Blueprint Medicines Corp.*	26,445
218,480	Bridgebio Pharma Inc.*	10,789
144,114	Fate Therapeutics Inc.*	7,753
605,090	Invitae Corp.*	16,035
1,659,909	Ironwood Pharmaceuticals Inc.*	21,197
329,123	Rocket Pharmaceuticals Inc.*	9,778
322,988	Turning Point Therapeutics Inc.*	13,430
		154,121
BUILDING PRODUCTS—3.8%
216,175	Advanced Drainage Systems Inc.	24,385
170,690	Trex Co. Inc.*	18,161
		42,546
CHEMICALS—2.7%
310,720	Avient Corp.	16,741
452,290	Axalta Coating Systems Ltd. (Bermuda)*	14,107
		30,848
CONTAINERS & PACKAGING—1.7%
545,809	Ranpak Holdings Corp.*	18,809
ELECTRICAL EQUIPMENT—4.2%
315,320	Atkore Inc.*	29,807
131,539	Encore Wire Corp.	17,634
		47,441
ENTERTAINMENT—1.3%
1,937,420	Zynga Inc.*	14,298
COMMON STOCKS—Continued
Shares		Value
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—5.4%
487,550	American Assets Trust Inc.	$18,444
123,160	PS Business Parks Inc.	21,886
433,890	Spirit Realty Capital Inc.	21,230
		61,560
HEALTH CARE EQUIPMENT & SUPPLIES—4.2%
395,300	Haemonetics Corp.*	27,161
151,780	Tandem Diabetes Care Inc.*	20,692
		47,853
HEALTH CARE PROVIDERS & SERVICES—4.0%
104,764	Amedisys Inc.*	17,740
1,018,030	Option Care Health Inc.*	27,823
		45,563
HOTELS, RESTAURANTS & LEISURE—4.6%
99,150	Churchill Downs Inc.	22,805
1,838,781	Playa Hotels & Resorts NV (Netherlands)*	15,648
78,196	Wingstop Inc.*	13,486
		51,939
HOUSEHOLD DURABLES—2.1%
90,970	TopBuild Corp.*	23,377
INSURANCE—3.7%
403,225	BRP Group Inc.*	14,718
131,855	Palomar Holdings Inc.*	12,058
87,352	Primerica Inc.	14,696
		41,472
IT SERVICES—3.6%
296,418	Flywire Corp.*	14,062
168,140	Shift4 Payments Inc.*	10,615
176,318	WNS Holdings Ltd. ADR (India)*,1	15,659
		40,336
LEISURE PRODUCTS—1.4%
177,333	BRP Inc. (Canada)	15,632
LIFE SCIENCES TOOLS & SERVICES—2.6%
24,531	Bio-Rad Laboratories Inc.*	19,494
398,112	Pacific Biosciences of California Inc.*	10,542
		30,036

26

Harbor Small Cap Growth Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands
COMMON STOCKS—Continued
Shares		Value
MACHINERY—5.0%
213,114	ITT Inc.	$20,048
140,030	Lincoln Electric Holdings Inc.	19,940
229,463	Timken Co.	16,280
		56,268
OIL, GAS & CONSUMABLE FUELS—1.7%
364,380	PDC Energy Inc.	19,061
PHARMACEUTICALS—4.1%
1,565,370	Innoviva Inc.*	27,316
359,781	Pacira BioSciences Inc.*	18,809
		46,125
PROFESSIONAL SERVICES—0.4%
97,610	Upwork Inc.*	4,599
ROAD & RAIL—2.7%
99,660	Saia Inc.*	31,158
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—4.7%
86,880	MKS Instruments Inc.	13,036
153,313	Semtech Corp.*	13,036
220,267	Silicon Motion Technology Corp. ADR (Taiwan)[1]	15,729
207,492	SMART Global Holdings Inc.*	11,093
		52,894
SOFTWARE—7.0%
262,680	Anaplan Inc.*	17,129
103,740	Blackline Inc.*	13,162
COMMON STOCKS—Continued
Shares		Value
SOFTWARE—Continued
65,420	Five9 Inc.*	$10,337
281,594	Mimecast Ltd. (Jersey)*	21,244
246,840	Smartsheet Inc.*	17,034
		78,906
SPECIALTY RETAIL—4.1%
89,440	Five Below Inc.*	17,646
471,705	National Vision Holdings Inc.*	29,076
		46,722
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—2.7%
223,845	NCR Corp.*	8,851
797,253	Pure Storage Inc.*	21,414
		30,265
TOTAL COMMON STOCKS
(Cost $802,150)		1,082,564
TOTAL INVESTMENTS—95.8%
(Cost $802,150)		1,082,564
CASH AND OTHER ASSETS, LESS LIABILITIES—4.2%		47,628
TOTAL NET ASSETS—100.0%		$1,130,192

FAIR VALUE MEASUREMENTS
All investments at October 31, 2021 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments at October 31, 2021 or 2020.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*
Non-income producing security
1
Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.

The accompanying notes are an integral part of the Financial Statements.

27

Harbor Small Cap Value Fund
Manager’s Commentary (Unaudited)

Subadviser
EARNEST Partners LLC
1180 Peachtree St. NE
Suite 2300
Atlanta, GA 30309
Portfolio Manager
Paul E. Viera
Since 2001
EARNEST Partners has subadvised the Fund since 2001.
Investment Objective
The Fund seeks long-term total return.
Management’s Discussion of
Fund Performance
Market Review
The U.S. equity markets, represented by the S&P 500 Index were strongly positive during the 12-month period ended October 31, 2021, posting nearly 43% return. However, the U.S. small cap value market, represented by the Russell 2000® Value Index, advanced even more, finishing the period up massive 64%.
Capital markets continued to charge higher as investors received clarity on the economic impact from the COVID-19 pandemic and began to look forward to how a post-COVID-19 environment would support future earnings growth. U.S. Congressional attention shifted away from COVID-19 stimulus and towards the proposed infrastructure bill that was negotiated last quarter, along with raising the debt ceiling and funding the federal budget. The proposed $1.2 trillion infrastructure bill provides for $579 billion in new spending on transportation, roads/bridges and utilities. Since the pandemic began, Congress approved approximately $5.3 trillion in stimulus that included forgivable small business loans, direct payments to households, expanded unemployment benefits and vaccine funding. Previously, the Fed enacted an array of stimulative measures that included short-term rate reductions to near-zero and repurchases of U.S. Treasuries, mortgages and corporate debt. The Fed stated that it would “maintain an accommodative stance” until its goals of 2% long-term inflation and maximum employment are achieved. In its latest statement, the Fed maintained that it will continue to hold rates near zero and provide stimulus by continuing its monthly purchases of Treasury securities and agency mortgage-backed securities. However, it noted that strengthening economic activity and continued progress on vaccinations provide justification for allowing inflation to run “moderately above 2% for some time,” and that a reduction in the pace of asset repurchases may soon be warranted. In further statements, the Fed expressed that these reductions could begin as soon as its next meeting in November but stated that recent inflation trends (about 5% year-over-year since May) appear to be transitory.
Performance
Harbor Small Cap Value Fund posted a return of 43.19% (Retirement Class), 43.11% (Institutional Class), 42.72% (Administrative Class) and 42.56% (Investor Class) for the year ended October 31, 2021, underperforming the 64.30% return of the Russell 2000® Value Index.
Relative underperformance was a result of security selection, i.e., not owning some of the highest returning names in the Index for the first quarter of 2021. Many of these names had fallen sharply during 2020 and bounced back as investors embraced higher risk during the first quarter in light of an improving economy. Additionally, the small cap value index benefitted significantly from several holdings that retail investors drove higher based on social media campaigns to squeeze short sellers. For example, the best performing stock in the quarter was GameStop, which returned over 900%, while having negative earnings and poor fundamentals. AMC Theatres was another example of a brick-and-mortar retail business that performed strongly during the quarter despite declining fundamentals, as retail investors sought short-term trading gains.
Contributing to performance was Darling Ingredients Inc., a company that develops and produces sustainable natural ingredients from sourced bio-nutrients. The company operates through three segments: feed ingredients, food ingredients, and fuel ingredients. It offers ingredients and specialty solutions for customers in various industries, including the pharmaceutical, food/pet food, industrial and energy industries. The company converts animal by-product streams into specialty ingredients such as collagen, edible fats and animal proteins. Darling shares nearly doubled in the period as the company beat consensus earnings estimates as each of the company’s three business lines exceeded expectations. On the strength of operations, management raised guidance for 2021 and 2022 by ~20% and ~15%, respectively. Darling’s performance reflects the strength of its legacy business lines combined with an underappreciated

28

Harbor Small Cap Value Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2011 through 10/31/2021
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the Russell 2000® Value Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2021
	1 Year	Annualized
		5 Years	10 Years
Harbor Small Cap Value Fund
Retirement Class[1]	43.19%	13.94%	13.31%
Institutional Class	43.11	13.86	13.26
Administrative Class	42.72	13.57	12.97
Investor Class	42.56	13.43	12.84
Comparative Index
Russell 2000® Value	64.30%	12.61%	12.12%
As stated in the Fund’s prospectus dated March 1, 2021, the expense ratios were 0.80% (Retirement Class); 0.88% (Institutional Class); 1.13% (Administrative Class); and 1.24% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.
opportunity in the rapidly expanding renewable diesel space. We believe that, given Darling’s first mover advantage and market leading position within the renewable business, the company is well-positioned to capitalize on market opportunities and grow earnings.
Detracting from performance, CMC Materials supplies consumable materials including polishing slurries and polishing pads to semiconductor manufacturers and pipeline companies. The company’s products help its customers produce smaller, faster and more complex integrated circuit devices with fewer defects. CMC Materials underperformed during the period due to the continued impact of the pandemic on the demand for the company’s industrial materials products. The stock fell 9% during the period. As oil demand starts to normalize, it is our view that the performance materials business will begin to return. We believe the company is well-positioned for long-term robust semiconductor demand due to its capacity expansion investment. We believe its acquisition of International Test Solutions could also expand growth opportunities in critical consumables and services used in the semiconductor packaging and test areas.
Outlook & Strategy
As of October 31, 2021, the Fund had an overweight in the Industrials, Materials, Health Care, Information Technology and Telecommunications sectors, and an underweight in Financials, Real Estate, Consumer Staples, Consumer Discretionary and Utilities. The Fund had a market weight to Energy. We believe the Fund’s relative overweight and underweight positions are an outgrowth of where EARNEST Partners is finding good individual investment opportunities.
1
Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.

This report contains the current opinions of EARNEST Partners LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved. Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

29

Harbor Small Cap Value Fund
Portfolio of Investments—October 31, 2021

SECTOR ALLOCATION (% of investments) - Unaudited

Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands
COMMON STOCKS—98.2%
Shares		Value
AEROSPACE & DEFENSE—7.2%
96,619	AAR Corp.*	$3,417
976,045	Hexcel Corp.*	55,381
442,087	Moog Inc.	33,391
1,179,819	Parsons Corp.*	40,869
137,484	Teledyne Technologies Inc.*	61,760
		194,818
BANKS—8.6%
837,202	Enterprise Financial Services Corp.	39,365
978,808	First Merchants Corp.	40,699
817,170	Heartland Financial USA Inc.	40,956
581,621	South State Corp.	45,419
826,150	Trustmark Corp.	26,280
1,035,450	United Bankshares Inc.	38,301
		231,020
BIOTECHNOLOGY—2.7%
655,532	Emergent BioSolutions Inc.*	31,249
1,389,810	Myriad Genetics Inc.*	42,765
		74,014
CAPITAL MARKETS—7.2%
842,037	Houlihan Lokey Inc.	94,376
566,608	Raymond James Financial Inc.	55,862
619,613	Stifel Financial Corp.	45,151
		195,389
CHEMICALS—3.4%
717,700	Cabot Corp.	38,289
357,814	Scotts Miracle-Gro Co.	53,121
		91,410
COMMERCIAL SERVICES & SUPPLIES—4.6%
1,079,659	Casella Waste Systems Inc.*	93,628
2,479,830	Steelcase Inc.	29,510
		123,138
CONSUMER FINANCE—2.2%
679,018	FirstCash Inc.	60,073
ELECTRICAL EQUIPMENT—1.6%
531,195	EnerSys	42,517
COMMON STOCKS—Continued
Shares		Value
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—5.3%
204,466	Littelfuse Inc.	$60,226
472,481	Plexus Corp.*	41,257
1,125,249	Sanmina Corp.*	42,478
		143,961
ENERGY EQUIPMENT & SERVICES—1.1%
395,806	Core Laboratories NV (Netherlands)	10,295
458,665	DMC Global Inc.*	19,163
		29,458
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—4.8%
1,365,634	Corporate Office Properties Trust	37,036
1,793,214	Pebblebrook Hotel Trust	40,276
1,224,719	STAG Industrial Inc.	53,312
		130,624
FOOD PRODUCTS—3.7%
1,190,871	Darling Ingredients Inc.*	100,652
HEALTH CARE EQUIPMENT & SUPPLIES—3.5%
482,151	CONMED Corp.	70,529
1,267,546	Meridian Bioscience Inc.*	23,843
		94,372
HEALTH CARE PROVIDERS & SERVICES—4.7%
2,346,513	MEDNAX Inc.*	63,896
216,273	Molina Healthcare Inc.*	63,956
		127,852
HOTELS, RESTAURANTS & LEISURE—1.6%
332,256	Cracker Barrel Old Country Store Inc.	44,246
HOUSEHOLD DURABLES—1.8%
438,633	Meritage Homes Corp.*	47,684
INSURANCE—2.6%
651,388	Horace Mann Educators Corp.	25,521
285,975	Reinsurance Group of America Inc.	33,768
547,773	United Fire Group Inc.	11,191
		70,480

30

Harbor Small Cap Value Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands
COMMON STOCKS—Continued
Shares		Value
IT SERVICES—3.5%
557,444	ManTech International Corp.	$48,063
4,538,987	Sabre Corp.*	47,114
		95,177
MACHINERY—7.8%
549,155	Albany International Corp.	44,289
865,523	Altra Industrial Motion Corp.	45,137
803,355	Franklin Electric Co. Inc.	69,394
707,339	Timken Co.	50,186
		209,006
OIL, GAS & CONSUMABLE FUELS—0.8%
2,544,071	Archrock Inc.	20,836
PHARMACEUTICALS—3.6%
695,538	Catalent Inc.*	95,887
ROAD & RAIL—1.7%
528,432	Ryder System Inc.	44,890
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—9.6%
433,798	Advanced Energy Industries Inc.	39,831
415,147	CMC Materials Inc.	53,292
COMMON STOCKS—Continued
Shares		Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—Continued
388,142	Entegris Inc.	$54,643
1,769,728	FormFactor Inc.*	70,400
76,564	Monolithic Power Systems Inc.	40,231
		258,397
SOFTWARE—1.5%
1,612,919	Box Inc.*	41,662
TEXTILES, APPAREL & LUXURY GOODS—1.5%
1,227,482	Wolverine World Wide Inc.	40,716
TRADING COMPANIES & DISTRIBUTORS—1.6%
448,304	GATX Corp.	42,522
TOTAL COMMON STOCKS
(Cost $1,715,809)		2,650,801
TOTAL INVESTMENTS—98.2%
(Cost $1,715,809)		2,650,801
CASH AND OTHER ASSETS, LESS LIABILITIES—1.8%		47,885
TOTAL NET ASSETS—100.0%		$2,698,686

FAIR VALUE MEASUREMENTS
All investments at October 31, 2021 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments at October 31, 2021 or 2020.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*
Non-income producing security

The accompanying notes are an integral part of the Financial Statements.

31

Harbor Strategic Growth Fund
Manager’s Commentary (Unaudited)

Subadviser
Mar Vista Investment Partners, LLC
11150 Santa Monica Boulevard, Suite 320
Los Angeles, CA 90025
Portfolio Managers
Silas A. Myers, CFA
Since 2017
Brian L. Massey, CFA
Since 2017
Joshua J. Honeycutt, CFA
Since 2017
Jeffrey B. Prestine
Since 2017
Mar Vista has subadvised the Fund since 2017.*
Investment Objective
The Fund seeks long-term growth of capital.
*
On March 6, 2017, the Fund acquired all of the assets and substantially all of the liabilities of the Mar Vista Strategic Growth Fund (the “Predecessor Fund”). For the period November 1, 2011 (inception of the Predecessor Fund) to January 20, 2015, Mar Vista served as the Predecessor Fund’s subadviser and for the period January 20, 2015 to March 6, 2017, Mar Vista served as investment adviser to the Predecessor Fund.

MARKET REVIEW
For the year ended October 31, 2021, the Russell 1000® Growth Index was up 43.21%. During the period, the market continued its upward climb despite concerns about limited supplies, labor shortages, increasing wages, the COVID-19 Delta variant and ongoing political stalemates regarding tax policy, debt limits, two massive spending bills and a more hawkish Fed.
Most recently, the robust earnings season stretched already lofty equity valuations, leaving many investors to question their capacity for further expansion. After the September sell-off, October returns were impressive, with the Russell 1000® Growth Index up 8.66% for the month. Performance across all sectors in the Russell 1000® Growth Index was more balanced for this 12-month period versus last year. All sectors were in double-digit return territory, with the worst performing sector, Materials, posting a 19.7% return. Last year, Energy, Industrials, Utilities and Financials had performance of -28.7%, -1.3%, 2.0% and 4.5%, respectively. For the 12-month period ended October 31, 2021, those same sectors were up 97.4%, 30.1%, 19.7% and 53.4%, respectively. Nevertheless, those sectors represented a small percentage of overall index performance. The largest sectors (Information Technology, Consumer Discretionary, Health Care and Communication Services) increased their concentration within the index, and now represent 85.7% of the index versus 81.8% one year ago. To illustrate the concentration of the Russell 1000® Growth Index at a more granular level, the largest five stocks (Facebook, Apple, Amazon, Microsoft and Alphabet) are now 36.7% of the index.
PERFORMANCE
Harbor Strategic Growth Fund returned 39.66% (Retirement Class), 39.56% (Institutional Class), 39.17% (Administrative Class) and 39.06% (Investor Class) while the Russell 1000® Growth Index returned 43.21% for the year ended October 31, 2021. At the sector level, the Fund’s relative underweight within Information Technology and overweight Materials were the biggest detractors from relative performance. Positive contributors to performance included Intuit, Alphabet, First Republic Bank, Charles Schwab and Microsoft. The largest detractors for the period included Unilever, Vontier, Air Products & Chemicals, Starbucks and Ecolab.
During the period, we purchased Air Products & Chemicals and Netflix, and sold Comcast and O’Reilly Automotive. We initiated a new position in Air Products & Chemicals during the fourth quarter of 2020. The company is the premier industrial gas company in a global oligopoly. It possesses opportunities for growth in packaged and merchant gases, onsite gas production, green hydrogen production, coal gasification and carbon recapture.  Approximately 52% of Air Products’ revenue is secured by take-or-pay contracts with over 15-year terms that include price escalators. In our view, this contractual revenue with pricing power validates Air Products’ wide economic moat. Netflix was purchased in May 2021 when the stock pulled back due to a slowdown in its subscriber growth, offering us the opportunity to own, what we believe to be, this wide moat, vertically integrated streaming business with a global scale and continued investments in technology and content. We sold Comcast and O’Reilly Automotive as we believe the stocks had achieved our estimate of intrinsic value.
Our sector weight in Financials increased on an absolute and relative basis, during the 12-month period, as a result of strong performance in Charles Schwab and First Republic Bank. In addition, our sale of O’Reilly decreased our relative and absolute weight within the Consumer Discretionary sector. Similarly, our Materials weight increased due to the purchase of Air Products and Chemicals.

32

Harbor Strategic Growth Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2011 through 10/31/2021
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the Russell 1000® Growth Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2021
	1 Year	Annualized
		5 Years	Life of Class
Harbor Strategic Growth Fund
Retirement Class[1]	39.66%	N/A	18.48%
Institutional Class[2]	39.56	19.12	16.21
Administrative Class[1]	39.17	N/A	18.08
Investor Class[1]	39.06	N/A	17.61
Comparative Index
Russell 1000® Growth[2]	43.21%	25.49%	19.42%
As stated in the Fund’s prospectus dated March 1, 2021, the expense ratios were 0.63% (Net) and 0.72% (Gross) (Retirement Class); 0.71% (Net) and 0.80% (Gross) (Institutional Class); 0.96% (Net) and 1.05% (Gross) (Administrative Class); and 1.07% (Net) and 1.16% (Gross) (Investor Class).  The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2022. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.
OUTLOOK & STRATEGY
A strong earnings season and pent-up consumer demand drove markets higher over the course of the third quarter 2021. These tailwinds have begun to subside and we expect this to continue over the coming months as we still face uncertainty around the COVID-19 Delta variant, upcoming hurdles within Washington and stretched equity valuations, coupled with peak liquidity and dovishness by central banks. We believe heightened volatility may prove to be a catalyst for a fundamental shift in investor risk appetite, and shine a light on long-undervalued pockets of the market. In uncertain and volatile environments, we believe an acute focus on a quality blend of growth and value has historically been a successful recipe for success. We continue to maintain our belief that future portfolio returns should closely correlate with our companies’ intrinsic value growth. As always, we are diligently working to identify investment opportunities that represent adequate discounts to intrinsic value.
Our team claims no special skill in predicting the market’s direction but, in the fullness of time, we believe a patient, high-conviction portfolio comprised of competitively advantaged serial compounders with stock prices that represent an appropriate discount to intrinsic value should generate excess risk-adjusted returns. In an environment with growing optimism, we will remain diligent, conservative and patient as we deploy capital within our wide-moat universe.
1
The “Life of Class” return as shown reflects the period 03/06/2017 through 10/31/2021.
2
The “Life of Class” return as shown reflects the period 11/01/2011 through 10/31/2021.

This report contains the current opinions of Mar Vista Investment Partners, LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved. Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. Since the Fund may hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging markets regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

33

Harbor Strategic Growth Fund
Portfolio of Investments—October 31, 2021

SECTOR ALLOCATION (% of investments) - Unaudited

Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands
COMMON STOCKS—98.2%
Shares		Value
AEROSPACE & DEFENSE—1.2%
2,413	TransDigm Group Inc.*	$1,505
BANKS—6.5%
27,706	First Republic Bank	5,994
31,246	U.S. Bancorp.	1,886
		7,880
BEVERAGES—1.7%
12,468	PepsiCo Inc.	2,015
CAPITAL MARKETS—6.7%
49,180	Charles Schwab Corp.	4,034
10,215	Moody's Corp.	4,129
		8,163
CHEMICALS—6.2%
12,627	Air Products & Chemicals Inc.	3,786
6,667	Ecolab Inc.	1,481
7,011	Linde plc (Ireland)	2,238
		7,505
DIVERSIFIED FINANCIAL SERVICES—4.5%
19,142	Berkshire Hathaway Inc. Class B*	5,494
ELECTRICAL EQUIPMENT—4.2%
28,830	Amphenol Corp.	2,213
83,376	Vontier Corp.	2,821
		5,034
ENTERTAINMENT—2.5%
4,412	Netflix Inc.*	3,046
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—3.3%
14,278	American Tower Corp.	4,026
HEALTH CARE EQUIPMENT & SUPPLIES—1.2%
4,000	Teleflex Inc.	1,428
HOTELS, RESTAURANTS & LEISURE—1.0%
11,304	Starbucks Corp.	1,199
COMMON STOCKS—Continued
Shares		Value
INDUSTRIAL CONGLOMERATES—4.9%
16,579	Honeywell International Inc.	$3,625
4,637	Roper Technologies Inc.	2,262
		5,887
INSURANCE—3.5%
3,196	Markel Corp.*	4,197
INTERACTIVE MEDIA & SERVICES—7.1%
1,886	Alphabet Inc. Class C*	5,593
9,218	Meta Platforms Inc.*	2,982
		8,575
INTERNET & DIRECT MARKETING RETAIL—4.0%
1,437	Amazon.com Inc.*	4,846
IT SERVICES—2.5%
14,249	Visa Inc.	3,017
LIFE SCIENCES TOOLS & SERVICES—2.4%
1,986	Mettler-Toledo International Inc.*	2,941
MACHINERY—2.0%
31,433	Fortive Corp.	2,380
PERSONAL PRODUCTS—1.6%
36,251	Unilever plc ADR (United Kingdom)[1]	1,942
PHARMACEUTICALS—2.9%
21,757	Johnson & Johnson	3,544
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.0%
49,798	Microchip Technology Inc.	3,690
SOFTWARE—17.8%
7,415	Adobe Inc.*	4,823
9,957	Intuit Inc.	6,233
15,238	Microsoft Corp.	5,053
10,074	salesforce.com Inc.*	3,019
16,524	SAP SE ADR (Germany)[1]	2,392
		21,520
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—4.8%
38,935	Apple Inc.	5,832

34

Harbor Strategic Growth Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands
COMMON STOCKS—Continued
Shares		Value
TEXTILES, APPAREL & LUXURY GOODS—2.7%
19,552	NIKE Inc.	$3,271
TOTAL COMMON STOCKS
(Cost $58,515)		118,937
TOTAL INVESTMENTS—98.2%
(Cost $58,515)		118,937
CASH AND OTHER ASSETS, LESS LIABILITIES—1.8%		2,171
TOTAL NET ASSETS—100.0%		$121,108

FAIR VALUE MEASUREMENTS
All investments at October 31, 2021 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments at October 31, 2021 or 2020.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*
Non-income producing security
1
Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.

The accompanying notes are an integral part of the Financial Statements.

35

Harbor Domestic Equity Funds
StatementS of Assets and Liabilities—October 31, 2021

(All amounts in thousands, except per share amounts)

	Harbor Capital Appreciation Fund	Harbor Disruptive Innovation Fund	Harbor Large Cap Value Fund	Harbor Mid Cap Fund	Harbor Mid Cap Value Fund	Harbor Small Cap Growth Fund	Harbor Small Cap Value Fund	Harbor Strategic Growth Fund
ASSETS
Investments, at identified cost	$20,656,560	$334,149	$1,589,000	$52,183	$367,385	$802,150	$1,715,809	$58,515
Investments, at value	$42,284,494	$331,612	$2,471,885	$61,143	$445,217	$1,082,564	$2,650,801	$118,937
Cash	28,167	16,109	85,760	868	1,911	43,357	48,854	2,220
Receivables for:
Investments sold	330,536	4,629	7,728	—	1,390	7,536	—	—
Capital shares sold	14,909	75	1,555	12	152	443	1,291	1
Dividends	1,693	42	1,070	20	353	—	925	25
Withholding tax	—	—	391	—	—	—	—	10
Prepaid registration fees	54	35	33	31	21	30	45	9
Other assets	3,985	226	142	5	96	131	178	10
Total Assets	42,663,838	352,728	2,568,564	62,079	449,140	1,134,061	2,702,094	121,212
LIABILITIES
Payables for:
Investments purchased	345,912	4,719	8,962	235	931	2,841	78	—
Capital shares reacquired	22,801	421	694	—	244	73	1,129	19
Accrued expenses:
Management fees	18,855	206	1,279	38	283	705	1,696	60
12b-1 fees	404	13	7	—	8	2	16	—
Transfer agent fees	2,448	27	92	2	33	57	165	6
Trustees’ fees and expenses	4,428	84	123	1	98	142	201	7
Other	1,605	57	95	9	31	49	123	12
Total Liabilities	396,453	5,527	11,252	285	1,628	3,869	3,408	104
NET ASSETS	$42,267,385	$347,201	$2,557,312	$61,794	$447,512	$1,130,192	$2,698,686	$121,108
Net Assets Consist of:
Paid-in capital	$14,515,222	$215,199	$1,602,526	$51,616	$371,748	$658,693	$1,643,504	$50,892
Total distributable earnings/(loss)	27,752,163	132,002	954,786	10,178	75,764	471,499	1,055,182	70,216
	$42,267,385	$347,201	$2,557,312	$61,794	$447,512	$1,130,192	$2,698,686	$121,108
NET ASSET VALUE PER SHARE BY CLASS
Retirement Class
Net assets	$11,385,191	$64,310	$1,472,349	$37,135	$56,156	$399,174	$599,016	$7,731
Shares of beneficial interest[1]	91,162	4,466	63,386	2,557	2,249	20,008	13,279	232
Net asset value per share[2]	$124.89	$14.40	$23.23	$14.52	$24.97	$19.95	$45.11	$33.33
Institutional Class
Net assets	$28,902,862	$220,842	$1,049,830	$23,710	$355,431	$721,405	$2,023,164	$112,425
Shares of beneficial interest[1]	231,631	15,432	45,199	1,634	14,236	36,363	44,893	3,377
Net asset value per share[2]	$124.78	$14.31	$23.23	$14.51	$24.97	$19.84	$45.07	$33.29
Administrative Class
Net assets	$414,600	$5,518	$3,941	N/A	$3,828	$965	$11,962	$52
Shares of beneficial interest[1]	3,428	422	170	N/A	152	54	268	2
Net asset value per share[2]	$120.94	$13.08	$23.21	N/A	$25.24	$17.80	$44.72	$33.18
Investor Class
Net assets	$1,564,732	$56,531	$31,192	$949	$32,097	$8,648	$64,544	$900
Shares of beneficial interest[1]	13,340	4,574	1,329	66	1,287	521	1,476	28
Net asset value per share[2]	$117.30	$12.36	$23.46	$14.44	$24.93	$16.60	$43.72	$32.62

1
Par value $0.01 (unlimited authorizations)
2
Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

The accompanying notes are an integral part of the Financial Statements.

36

Harbor Domestic Equity Funds
StatementS of Operations—Year Ended October 31, 2021

(All amounts in thousands)

	Harbor Capital Appreciation Fund	Harbor Disruptive Innovation Fund	Harbor Large Cap Value Fund	Harbor Mid Cap Fund	Harbor Mid Cap Value Fund	Harbor Small Cap Growth Fund	Harbor Small Cap Value Fund	Harbor Strategic Growth Fund
Investment Income
Dividends	$136,498	$804	$34,055	$518	$11,257	$4,851	$26,760	$960
Interest	75	4	41	1	4	15	39	2
Foreign taxes withheld	(4,593)	(5)	(423)	—	(5)	(14)	(1)	—
Total Investment Income	131,980	803	33,673	519	11,256	4,852	26,798	962
Operating Expenses
Management fees	244,596	3,309	13,313	330	3,286	8,711	18,901	709
12b-1 fees:
Administrative Class	1,126	13	13	N/A	11	2	32	—
Investor Class	3,640	147	73	2	81	21	162	2
Shareholder communications	653	50	49	7	27	17	123	9
Custodian fees	1,415	32	67	10	24	59	72	12
Transfer agent fees:
Retirement Class	2,152	16	215	5	11	84	101	1
Institutional Class	28,102	303	1,112	16	348	734	1,935	110
Administrative Class	450	5	5	N/A	4	1	13	—
Investor Class	3,105	125	62	2	69	18	138	2
Professional fees	1,412	185	72	1	17	40	81	17
Trustees' fees and expenses	1,438	16	73	1	15	40	83	4
Registration fees	330	76	117	46	62	69	157	63
Miscellaneous	487	13	29	8	12	21	31	9
Total expenses	288,906	4,290	15,200	428	3,967	9,817	21,829	938
Management fees waived	(22,536)	(115)	—	—	(44)	—	—	—
Transfer agent fees waived	(3,365)	(37)	(186)	(4)	(36)	(96)	(211)	(10)
Other expenses reimbursed	—	(331)	(442)	(55)	(41)	—	—	(92)
Net expenses	263,005	3,807	14,572	369	3,846	9,721	21,618	836
Net Investment Income/(Loss)	(131,025)	(3,004)	19,101	150	7,410	(4,869)	5,180	126
Net Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	8,264,965	190,116	80,096	1,346	13,180	274,401	176,834	11,433
In-kind redemptions	2,664,550	—	—	—	—	—	—	—
Foreign currency transactions	(670)	(15)	—	—	—	—	—	—
Purchased options	—	80	—	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	3,117,822	(90,544)	573,558	8,160	143,579	59,863	573,211	27,401
Translations of assets and liabilities in foreign currencies	(31)	—	—	—	—	—	—	—
Net gain/(loss) on investment transactions	14,046,636	99,637	653,654	9,506	156,759	334,264	750,045	38,834
Net Increase/(Decrease) in Net Assets Resulting from Operations	$13,915,611	$96,633	$672,755	$9,656	$164,169	$329,395	$755,225	$38,960
The accompanying notes are an integral part of the Financial Statements.

37

Harbor Domestic Equity Funds
Statements of Changes In Net Assets

(All amounts in thousands)

	Harbor Capital Appreciation Fund		Harbor Disruptive Innovation Fund		Harbor Large Cap Value Fund
	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$(131,025)	$(53,535)	$(3,004)	$(1,680)	$19,101	$14,033
Net realized gain/(loss) on investments	10,928,845	5,943,736	190,181	69,847	80,096	56,241
Change in net unrealized appreciation/(depreciation) of investments	3,117,791	5,967,186	(90,544)	39,517	573,558	38,926
Net increase/(decrease) in assets resulting from operations	13,915,611	11,857,387	96,633	107,684	672,755	109,200
Distributions to Shareholders
Retirement Class	(1,223,020)	(618,547)	(9,924)	(6,194)	(28,308)	(5,049)
Institutional Class	(3,192,095)	(1,854,118)	(37,666)	(39,106)	(35,749)	(7,208)
Administrative Class	(54,447)	(30,561)	(619)	(555)	(396)	(73)
Investor Class	(170,722)	(98,181)	(8,824)	(4,732)	(801)	(132)
Total distributions to shareholders	(4,640,284)	(2,601,407)	(57,033)	(50,587)	(65,254)	(12,462)
Net Increase/(Decrease) Derived from Capital Share Transactions	(3,838,863)	(2,136,709)	(33,569)	30,686	378,465	207,621
Net increase/(decrease) in net assets	5,436,464	7,119,271	6,031	87,783	985,966	304,359
Net Assets
Beginning of period	36,830,921	29,711,650	341,170	253,387	1,571,346	1,266,987
End of period	$42,267,385	$36,830,921	$347,201	$341,170	$2,557,312	$1,571,346
a
Inception

The accompanying notes are an integral part of the Financial Statements.

38

Harbor Mid Cap Fund		Harbor Mid Cap Value Fund		Harbor Small Cap Growth Fund		Harbor Small Cap Value Fund		Harbor Strategic Growth Fund
November 1, 2020 through October 31, 2021	December 1, 2019[a] through October 31, 2020	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020

$150	$45	$7,410	$10,477	$(4,869)	$(2,718)	$5,180	$9,385	$126	$391
1,346	(189)	13,180	(23,673)	274,401	95,253	176,834	(45,312)	11,433	4,310
8,160	800	143,579	(90,873)	59,863	119,273	573,211	(36,478)	27,401	8,635
9,656	656	164,169	(104,069)	329,395	211,808	755,225	(72,405)	38,960	13,336

(56)	(3)	(924)	(3,052)	(28,740)	(10,182)	(1,918)	(4,051)	(224)	(98)
(11)	(3)	(7,543)	(15,499)	(51,890)	(15,949)	(7,391)	(19,292)	(3,610)	(1,932)
N/A	N/A	(109)	(490)	(76)	(17)	(30)	(88)	(1)	1
—	—	(617)	(1,654)	(667)	(295)	(86)	(633)	(17)	(7)
(67)	(6)	(9,193)	(20,695)	(81,373)	(26,443)	(9,425)	(24,065)	(3,852)	(2,036)
41,191	10,364	(46,858)	(236,852)	(108,039)	75,623	240,280	167,649	(21,908)	(15,442)
50,780	11,014	108,118	(361,616)	139,983	260,988	986,080	71,179	13,200	(4,142)

11,014	—	339,394	701,010	990,209	729,221	1,712,606	1,641,427	107,908	112,050
$61,794	$11,014	$447,512	$339,394	$1,130,192	$990,209	$2,698,686	$1,712,606	$121,108	$107,908

39

Harbor Domestic Equity Funds
Statements of Changes in Net Assets—Capital Stock Activity

(All amounts in thousands)

	Harbor Capital Appreciation Fund		Harbor Disruptive Innovation Fund		Harbor Large Cap Value Fund
	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020
AMOUNT ($)
Retirement Class
Net proceeds from sale of shares	$2,389,246	$2,114,924	$32,043	$25,383	$692,481	$319,834
Reinvested distributions	1,112,207	551,856	9,728	6,194	24,265	3,751
Cost of shares reacquired	(4,135,764)	(2,310,156)	(49,815)	(15,585)	(174,378)	(167,747)
Net increase/(decrease) in net assets	$(634,311)	$356,624	$(8,044)	$15,992	$542,368	$155,838
Institutional Class
Net proceeds from sale of shares	$3,786,458	$4,000,724	$135,900	$85,884	$414,990	$426,035
Reinvested distributions	3,040,583	1,758,584	29,565	27,491	25,913	5,445
Cost of shares reacquired	(5,949,255)	(7,160,313)	(209,072)	(111,020)	(594,474)	(366,117)
Cost of shares reacquired through in-kind redemptions	(3,942,327)	(948,692)	—	—	—	—
Net increase/(decrease) in net assets	$(3,064,541)	$(2,349,697)	$(43,607)	$2,355	$(153,571)	$65,363
Administrative Class
Net proceeds from sale of shares	$123,033	$87,311	$1,798	$337	$479	$658
Reinvested distributions	51,536	28,968	612	542	396	73
Cost of shares reacquired	(278,791)	(149,315)	(1,027)	(480)	(10,449)	(2,003)
Net increase/(decrease) in net assets	$(104,222)	$(33,036)	$1,383	$399	$(9,574)	$(1,272)
Investor Class
Net proceeds from sale of shares	$286,891	$270,132	$48,858	$23,375	$7,234	$5,661
Reinvested distributions	167,709	96,628	8,628	4,641	775	130
Cost of shares reacquired	(490,389)	(477,360)	(40,787)	(16,076)	(8,767)	(18,099)
Net increase/(decrease) in net assets	$(35,789)	$(110,600)	$16,699	$11,940	$(758)	$(12,308)
a
Inception

The accompanying notes are an integral part of the Financial Statements.

40

Harbor Mid Cap Fund		Harbor Mid Cap Value Fund		Harbor Small Cap Growth Fund		Harbor Small Cap Value Fund		Harbor Strategic Growth Fund
November 1, 2020 through October 31, 2021	December 1, 2019[a] through October 31, 2020	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020

$31,072	$4,902	$29,369	$30,057	$65,042	$81,574	$267,607	$156,404	$672	$2,451
56	3	923	3,047	28,102	9,807	1,313	2,583	224	98
(5,150)	(33)	(21,119)	(86,865)	(130,204)	(88,256)	(109,819)	(78,104)	(1,742)	(1,739)
$25,978	$4,872	$9,173	$(53,761)	$(37,060)	$3,125	$159,101	$80,883	$(846)	$810

$15,309	$5,116	$98,494	$97,779	$133,378	$198,667	$682,727	$506,813	$13,781	$16,227
11	2	7,300	14,723	49,341	15,322	6,427	16,697	3,446	1,836
(389)	(6)	(152,183)	(265,068)	(253,829)	(140,747)	(597,683)	(440,065)	(38,500)	(34,344)
—	—	—	—	—	—	—	—	—	—
$14,931	$5,112	$(46,389)	$(152,566)	$(71,110)	$73,242	$91,471	$83,445	$(21,273)	$(16,281)

N/A	N/A	$1,360	$2,443	$139	$516	$3,183	$5,655	$38	$2
N/A	N/A	89	459	76	17	29	86	1	—
N/A	N/A	(4,527)	(13,858)	(321)	(230)	(5,544)	(2,853)	(20)	—
N/A	N/A	$(3,078)	$(10,956)	$(106)	$303	$(2,332)	$2,888	$19	$2

$590	$394	$10,083	$8,714	$2,733	$5,269	$11,816	$28,011	$245	$168
—	—	595	1,601	652	294	83	621	17	6
(308)	(14)	(17,242)	(29,884)	(3,148)	(6,610)	(19,859)	(28,199)	(70)	(147)
$282	$380	$(6,564)	$(19,569)	$237	$(1,047)	$(7,960)	$433	$192	$27

41

Harbor Domestic Equity Funds
Statements of Changes in Net Assets—Capital Stock Activity—Continued

(All amounts in thousands)

	Harbor Capital Appreciation Fund		Harbor Disruptive Innovation Fund		Harbor Large Cap Value Fund
	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020
SHARES
Retirement Class
Shares sold	21,785	24,367	2,309	2,912	31,967	20,337
Shares issued due to reinvestment of distributions	10,669	7,403	726	662	1,253	228
Shares reacquired	(37,566)	(27,474)	(3,539)	(1,469)	(8,155)	(10,280)
Net increase/(decrease) in shares outstanding	(5,112)	4,296	(504)	2,105	25,065	10,285
Institutional Class
Shares sold	34,845	48,185	9,890	8,232	19,767	27,030
Shares issued due to reinvestment of distributions	29,172	23,573	2,218	2,950	1,335	331
Shares reacquired	(54,624)	(84,852)	(15,082)	(11,020)	(27,387)	(22,489)
Shares reacquired through in-kind redemptions	(35,668)	(10,241)	—	—	—	—
Net increase/(decrease) in shares outstanding	(26,275)	(23,335)	(2,974)	162	(6,285)	4,872
Administrative Class
Shares sold	1,186	1,067	145	33	25	42
Shares issued due to reinvestment of distributions	509	397	50	63	21	4
Shares reacquired	(2,615)	(1,777)	(80)	(51)	(549)	(121)
Net increase/(decrease) in shares outstanding	(920)	(313)	115	45	(503)	(75)
Investor Class
Shares sold	2,817	3,290	4,063	2,271	336	349
Shares issued due to reinvestment of distributions	1,706	1,359	747	562	40	8
Shares reacquired	(4,798)	(5,989)	(3,437)	(1,746)	(409)	(1,157)
Net increase/(decrease) in shares outstanding	(275)	(1,340)	1,373	1,087	(33)	(800)
a
Inception

The accompanying notes are an integral part of the Financial Statements.

42

Harbor Mid Cap Fund		Harbor Mid Cap Value Fund		Harbor Small Cap Growth Fund		Harbor Small Cap Value Fund		Harbor Strategic Growth Fund
November 1, 2020 through October 31, 2021	December 1, 2019[a] through October 31, 2020	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020

2,445	491	1,345	1,582	3,479	6,248	6,313	5,105	23	104
4	—	46	144	1,558	715	33	75	8	4
(379)	(4)	(918)	(4,893)	(6,960)	(6,395)	(2,559)	(2,569)	(62)	(76)
2,070	487	473	(3,167)	(1,923)	568	3,787	2,611	(31)	32

1,149	513	4,193	6,148	7,149	15,543	16,047	17,130	472	714
1	—	366	696	2,749	1,120	163	482	128	80
(28)	(1)	(6,827)	(15,347)	(13,526)	(10,218)	(14,020)	(15,058)	(1,318)	(1,477)
—	—	—	—	—	—	—	—	—	—
1,122	512	(2,268)	(8,503)	(3,628)	6,445	2,190	2,554	(718)	(683)

N/A	N/A	61	137	8	44	74	218	1	—
N/A	N/A	4	22	5	1	1	3	—	—
N/A	N/A	(204)	(749)	(19)	(18)	(128)	(96)	—	—
N/A	N/A	(139)	(590)	(6)	27	(53)	125	1	—

45	44	439	490	175	487	287	909	9	8
—	—	29	75	43	25	2	18	1	—
(22)	(1)	(776)	(1,807)	(203)	(598)	(486)	(1,033)	(3)	(6)
23	43	(308)	(1,241)	15	(86)	(197)	(106)	7	2

43

Harbor Domestic Equity Funds Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented

HARBOR CAPITAL APPRECIATION FUND
	Retirement Class
Year Ended October 31,	2021	2020	2019	2018	2017
Net asset value beginning of period	$99.19	$75.79	$73.98	$75.34	$60.37
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.27)	(0.08)	0.13	0.23	0.16
Net realized and unrealized gain/(loss) on investments	38.73	30.27	8.54	6.50	18.40
Total from investment operations	38.46	30.19	8.67	6.73	18.56
Less Distributions
Dividends from net investment income	—	(0.12)	(0.21)	(0.17)	(0.10)
Distributions from net realized capital gains	(12.76)	(6.67)	(6.65)	(7.92)	(3.49)
Total distributions	(12.76)	(6.79)	(6.86)	(8.09)	(3.59)
Net asset value end of period	124.89	99.19	75.79	73.98	75.34
Net assets end of period (000s)	$11,385,191	$9,549,061	$6,970,617	$5,393,675	$2,892,484
Ratios and Supplemental Data (%)
Total return[b]	41.33%	42.79%	13.73%	9.50%	32.62%
Ratio of total expenses to average net assets^	0.63	0.64	0.63	0.62	0.63
Ratio of net expenses to average net assets[a]	0.57	0.58	0.58	0.57	0.59
Ratio of net investment income/(loss) to average net assets[a]	(0.25)	(0.09)	0.18	0.30	0.23
Portfolio turnover	48	51	40	40	52

	Administrative Class
Year Ended October 31,	2021	2020	2019	2018	2017
Net asset value beginning of period	$96.68	$74.15	$72.54	$74.08	$59.50
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.61)	(0.34)	(0.09)	(0.01)	(0.04)
Net realized and unrealized gain/(loss) on investments	37.63	29.54	8.35	6.39	18.11
Total from investment operations	37.02	29.20	8.26	6.38	18.07
Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains	(12.76)	(6.67)	(6.65)	(7.92)	(3.49)
Total distributions	(12.76)	(6.67)	(6.65)	(7.92)	(3.49)
Net asset value end of period	120.94	96.68	74.15	72.54	74.08
Net assets end of period (000s)	$414,600	$420,324	$345,550	$448,241	$493,860
Ratios and Supplemental Data (%)
Total return[b]	40.86%	42.32%	13.35%	9.16%	32.20%
Ratio of total expenses to average net assets^	0.96	0.97	0.96	0.95	0.96
Ratio of net expenses to average net assets[a]	0.90	0.91	0.91	0.90	0.90
Ratio of net investment income/(loss) to average net assets[a]	(0.57)	(0.41)	(0.13)	(0.01)	(0.06)
Portfolio turnover	48	51	40	40	52
See page 60 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

44

Institutional Class
2021	2020	2019	2018	2017
$99.18	$75.78	$73.97	$75.32	$60.36

(0.36)	(0.14)	0.08	0.18	0.13
38.72	30.26	8.53	6.50	18.38
38.36	30.12	8.61	6.68	18.51

—	(0.05)	(0.15)	(0.11)	(0.06)
(12.76)	(6.67)	(6.65)	(7.92)	(3.49)
(12.76)	(6.72)	(6.80)	(8.03)	(3.55)
124.78	99.18	75.78	73.97	75.32
$28,902,862	$25,579,181	$21,311,587	$22,366,214	$23,896,840

41.22%	42.68%	13.63%	9.44%	32.52%
0.71	0.72	0.71	0.70	0.71
0.65	0.66	0.66	0.65	0.65
(0.33)	(0.16)	0.11	0.23	0.20
48	51	40	40	52

Investor Class
2021	2020	2019	2018	2017
$94.19	$72.48	$71.15	$72.88	$58.66

(0.72)	(0.43)	(0.17)	(0.10)	(0.11)
36.59	28.81	8.15	6.29	17.82
35.87	28.38	7.98	6.19	17.71

—	—	—	—	—
(12.76)	(6.67)	(6.65)	(7.92)	(3.49)
(12.76)	(6.67)	(6.65)	(7.92)	(3.49)
117.30	94.19	72.48	71.15	72.88
$1,564,732	$1,282,355	$1,083,896	$1,327,790	$1,531,809

40.71%	42.15%	13.21%	9.03%	32.04%
1.08	1.09	1.08	1.07	1.08
1.01	1.03	1.03	1.02	1.02
(0.69)	(0.53)	(0.25)	(0.13)	(0.17)
48	51	40	40	52

45

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR DISRUPTIVE INNOVATION FUND
	Retirement Class
Year Ended October 31,	2021[i]	2020	2019	2018	2017
Net asset value beginning of period	$12.93	$10.91	$10.88	$11.25	$8.58
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.08)	(0.06)	(0.04)	(0.03)	0.01
Net realized and unrealized gain/(loss) on investments	3.48	4.25	1.85	0.88	2.66
Total from investment operations	3.40	4.19	1.81	0.85	2.67
Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains	(1.93)	(2.17)	(1.78)	(1.22)	—
Total distributions	(1.93)	(2.17)	(1.78)	(1.22)	—
Net asset value end of period	14.40	12.93	10.91	10.88	11.25
Net assets end of period (000s)	$64,310	$64,242	$31,265	$144,137	$127,446
Ratios and Supplemental Data (%)
Total return[b]	27.41%	46.03%	21.38%	8.02%	31.12%
Ratio of total expenses to average net assets^	0.85	0.83	0.82	0.80	0.81
Ratio of net expenses to average net assets[a]	0.74	0.79	0.81	0.80	0.81
Ratio of net investment income/(loss) to average net assets[a]	(0.56)	(0.53)	(0.37)	(0.28)	0.07
Portfolio turnover	182	113	70	85	87

	Administrative Class
Year Ended October 31,	2021[i]	2020	2019	2018	2017
Net asset value beginning of period	$11.93	$10.26	$10.37	$10.81	$8.27
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.11)	(0.08)	(0.06)	(0.06)	(0.04)
Net realized and unrealized gain/(loss) on investments	3.19	3.92	1.73	0.84	2.58
Total from investment operations	3.08	3.84	1.67	0.78	2.54
Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains	(1.93)	(2.17)	(1.78)	(1.22)	—
Total distributions	(1.93)	(2.17)	(1.78)	(1.22)	—
Net asset value end of period	13.08	11.93	10.26	10.37	10.81
Net assets end of period (000s)	$5,518	$3,666	$2,687	$26,936	$110,114
Ratios and Supplemental Data (%)
Total return[b]	26.98%	45.42%	21.04%	7.68%	30.71%
Ratio of total expenses to average net assets^	1.17	1.16	1.15	1.13	1.13
Ratio of net expenses to average net assets[a]	1.06	1.12	1.14	1.12	1.12
Ratio of net investment income/(loss) to average net assets[a]	(0.88)	(0.84)	(0.66)	(0.55)	(0.45)
Portfolio turnover	182	113	70	85	87
See page 60 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

46

Institutional Class
2021[i]	2020	2019	2018	2017
$12.87	$10.88	$10.86	$11.24	$8.58

(0.09)	(0.06)	(0.05)	(0.04)	(0.01)
3.46	4.22	1.85	0.88	2.67
3.37	4.16	1.80	0.84	2.66

—	—	—	—	—
(1.93)	(2.17)	(1.78)	(1.22)	—
(1.93)	(2.17)	(1.78)	(1.22)	—
14.31	12.87	10.88	10.86	11.24
$220,842	$236,863	$198,544	$158,680	$145,914

27.29%	45.84%	21.32%	7.94%	31.00%
0.93	0.91	0.90	0.88	0.88
0.82	0.87	0.89	0.87	0.87
(0.64)	(0.58)	(0.48)	(0.36)	(0.14)
182	113	70	85	87

Investor Class
2021[i]	2020	2019	2018	2017
$11.37	$9.88	$10.07	$10.54	$8.07

(0.12)	(0.09)	(0.08)	(0.08)	(0.04)
3.04	3.75	1.67	0.83	2.51
2.92	3.66	1.59	0.75	2.47

—	—	—	—	—
(1.93)	(2.17)	(1.78)	(1.22)	—
(1.93)	(2.17)	(1.78)	(1.22)	—
12.36	11.37	9.88	10.07	10.54
$56,531	$36,399	$20,891	$16,929	$20,121

26.88%	45.32%	20.83%	7.57%	30.61%
1.29	1.28	1.27	1.25	1.25
1.17	1.24	1.26	1.24	1.24
(0.99)	(0.96)	(0.85)	(0.72)	(0.48)
182	113	70	85	87

47

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR LARGE CAP VALUE FUND
	Retirement Class
Year Ended October 31,	2021	2020	2019	2018	2017
Net asset value beginning of period	$17.11	$16.33	$14.37	$14.87	$12.32
Income from Investment Operations
Net investment income/(loss)[a,e]	0.19	0.18	0.18	0.17	0.12
Net realized and unrealized gain/(loss) on investments	6.62	0.76	2.17	(0.13)	3.00
Total from investment operations	6.81	0.94	2.35	0.04	3.12
Less Distributions
Dividends from net investment income	(0.17)	(0.16)	(0.16)	(0.13)	(0.14)
Distributions from net realized capital gains	(0.52)	—	(0.23)	(0.41)	(0.43)
Total distributions	(0.69)	(0.16)	(0.39)	(0.54)	(0.57)
Net asset value end of period	23.23	17.11	16.33	14.37	14.87
Net assets end of period (000s)	$1,472,349	$655,562	$457,908	$313,721	$143,966
Ratios and Supplemental Data (%)
Total return[b]	40.62%	5.80%	16.92%	0.18%	26.08%
Ratio of total expenses to average net assets^	0.64	0.64	0.65	0.64	0.64
Ratio of net expenses to average net assets[a]	0.61	0.61	0.61	0.60	0.60
Ratio of net investment income/(loss) to average net assets[a]	0.90	1.08	1.19	1.12	0.83
Portfolio turnover	13	26	11	15	16

	Administrative Class
Year Ended October 31,	2021	2020	2019	2018	2017
Net asset value beginning of period	$17.11	$16.33	$14.36	$14.84	$12.30
Income from Investment Operations
Net investment income/(loss)[a,e]	0.13	0.13	0.14	0.13	0.10
Net realized and unrealized gain/(loss) on investments	6.59	0.75	2.17	(0.15)	2.99
Total from investment operations	6.72	0.88	2.31	(0.02)	3.09
Less Distributions
Dividends from net investment income	(0.10)	(0.10)	(0.11)	(0.05)	(0.12)
Distributions from net realized capital gains	(0.52)	—	(0.23)	(0.41)	(0.43)
Total distributions	(0.62)	(0.10)	(0.34)	(0.46)	(0.55)
Net asset value end of period	23.21	17.11	16.33	14.36	14.84
Net assets end of period (000s)	$3,941	$11,502	$12,195	$15,460	$53,006
Ratios and Supplemental Data (%)
Total return[b]	40.05%	5.42%	16.60%	(0.23)%	25.77%
Ratio of total expenses to average net assets^	0.97	0.97	0.98	0.97	0.97
Ratio of net expenses to average net assets[a]	0.94	0.94	0.94	0.93	0.93
Ratio of net investment income/(loss) to average net assets[a]	0.64	0.78	0.91	0.84	0.70
Portfolio turnover	13	26	11	15	16
See page 60 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

48

Institutional Class
2021	2020	2019	2018	2017
$17.11	$16.33	$14.37	$14.87	$12.32

0.18	0.17	0.17	0.16	0.15
6.61	0.76	2.17	(0.13)	2.97
6.79	0.93	2.34	0.03	3.12

(0.15)	(0.15)	(0.15)	(0.12)	(0.14)
(0.52)	—	(0.23)	(0.41)	(0.43)
(0.67)	(0.15)	(0.38)	(0.53)	(0.57)
23.23	17.11	16.33	14.37	14.87
$1,049,830	$880,755	$761,262	$605,040	$498,360

40.52%	5.72%	16.83%	0.11%	26.00%
0.72	0.72	0.73	0.72	0.72
0.69	0.69	0.69	0.68	0.68
0.84	1.02	1.12	1.05	1.10
13	26	11	15	16

Investor Class
2021	2020	2019	2018	2017
$17.28	$16.48	$14.49	$14.99	$12.42

0.10	0.11	0.12	0.11	0.10
6.68	0.76	2.19	(0.14)	2.99
6.78	0.87	2.31	(0.03)	3.09

(0.08)	(0.07)	(0.09)	(0.06)	(0.09)
(0.52)	—	(0.23)	(0.41)	(0.43)
(0.60)	(0.07)	(0.32)	(0.47)	(0.52)
23.46	17.28	16.48	14.49	14.99
$31,192	$23,527	$35,622	$45,548	$71,374

39.96%	5.32%	16.39%	(0.27)%	25.52%
1.08	1.09	1.10	1.09	1.09
1.05	1.06	1.06	1.05	1.05
0.47	0.67	0.79	0.70	0.75
13	26	11	15	16

49

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR MID CAP FUND
	Retirement Class		Institutional Class		Investor Class
Year Ended October 31,	2021	2020[h]	2021	2020[h]	2021	2020[h]
Net asset value beginning of period	$10.57	$10.00	$10.56	$10.00	$10.54	$10.00
Income from Investment Operations
Net investment income/(loss)[a,e]	0.05	0.05	0.04	0.04	(0.01)	0.01
Net realized and unrealized gain/(loss) on investments	3.93	0.53	3.93	0.53	3.91	0.53
Total from investment operations	3.98	0.58	3.97	0.57	3.90	0.54
Less Distributions
Dividends from net investment income	(0.03)	(0.01)	(0.02)	(0.01)	—*	—*
Distributions from net realized capital gains	—	—	—	—	—	—
Total distributions	(0.03)	(0.01)	(0.02)	(0.01)	—*	—*
Net asset value end of period	14.52	10.57	14.51	10.56	14.44	10.54
Net assets end of period (000s)	$37,135	$5,148	$23,710	$5,411	$949	$455
Ratios and Supplemental Data (%)
Total return[b]	37.61%	5.86%[c]	37.54%	5.75%[c]	37.00%	5.42%[c]
Ratio of total expenses to average net assets^	0.93	2.28[d]	1.01	2.36[d]	1.38	2.73[d]
Ratio of net expenses to average net assets[a]	0.80	0.80[d]	0.88	0.88[d]	1.24	1.25[d]
Ratio of net investment income/(loss) to average net assets[a]	0.40	0.54[d]	0.27	0.46[d]	(0.06)	0.07[d]
Portfolio turnover	11	9[c]	11	9[c]	11	9[c]
See page 60 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

50

[THIS PAGE INTENTIONALLY LEFT BLANK]

51

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR MID CAP VALUE FUND
	Retirement Class
Year Ended October 31,	2021	2020	2019	2018	2017
Net asset value beginning of period	$16.83	$20.82	$21.39	$23.33	$20.17
Income from Investment Operations
Net investment income/(loss)[a,e]	0.42	0.43	0.48	0.50	0.40
Net realized and unrealized gain/(loss) on investments	8.21	(3.73)	0.47	(1.52)	3.43
Total from investment operations	8.63	(3.30)	0.95	(1.02)	3.83
Less Distributions
Dividends from net investment income	(0.49)	(0.54)	(0.37)	(0.33)	(0.36)
Distributions from net realized capital gains	—	(0.15)	(1.15)	(0.59)	(0.31)
Total distributions	(0.49)	(0.69)	(1.52)	(0.92)	(0.67)
Net asset value end of period	24.97	16.83	20.82	21.39	23.33
Net assets end of period (000s)	$56,156	$29,897	$102,945	$103,552	$89,942
Ratios and Supplemental Data (%)
Total return[b]	51.99%	(16.55)%	5.53%	(4.75)%	19.22%
Ratio of total expenses to average net assets^	0.81	0.82	0.80	0.79	0.80
Ratio of net expenses to average net assets[a]	0.78	0.80	0.77	0.76	0.77
Ratio of net investment income/(loss) to average net assets[a]	1.78	2.39	2.39	2.15	1.79
Portfolio turnover	18	4	11	24	22

	Administrative Class
Year Ended October 31,	2021	2020	2019	2018	2017
Net asset value beginning of period	$16.98	$20.98	$21.52	$23.47	$20.30
Income from Investment Operations
Net investment income/(loss)[a,e]	0.34	0.36	0.42	0.43	0.34
Net realized and unrealized gain/(loss) on investments	8.31	(3.77)	0.48	(1.54)	3.45
Total from investment operations	8.65	(3.41)	0.90	(1.11)	3.79
Less Distributions
Dividends from net investment income	(0.39)	(0.44)	(0.29)	(0.25)	(0.31)
Distributions from net realized capital gains	—	(0.15)	(1.15)	(0.59)	(0.31)
Total distributions	(0.39)	(0.59)	(1.44)	(0.84)	(0.62)
Net asset value end of period	25.24	16.98	20.98	21.52	23.47
Net assets end of period (000s)	$3,828	$4,945	$18,508	$42,557	$48,809
Ratios and Supplemental Data (%)
Total return[b]	51.53%	(16.85)%	5.19%	(5.06)%	18.84%
Ratio of total expenses to average net assets^	1.14	1.15	1.13	1.12	1.12
Ratio of net expenses to average net assets[a]	1.11	1.13	1.10	1.08	1.09
Ratio of net investment income/(loss) to average net assets[a]	1.46	1.98	2.08	1.83	1.51
Portfolio turnover	18	4	11	24	22
See page 60 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

52

Institutional Class
2021	2020	2019	2018	2017
$16.83	$20.82	$21.38	$23.33	$20.17

0.40	0.40	0.47	0.49	0.39
8.21	(3.73)	0.47	(1.54)	3.43
8.61	(3.33)	0.94	(1.05)	3.82

(0.47)	(0.51)	(0.35)	(0.31)	(0.35)
—	(0.15)	(1.15)	(0.59)	(0.31)
(0.47)	(0.66)	(1.50)	(0.90)	(0.66)
24.97	16.83	20.82	21.38	23.33
$355,431	$277,767	$520,629	$714,309	$739,122

51.87%	(16.64)%	5.48%	(4.85)%	19.16%
0.89	0.90	0.88	0.87	0.87
0.86	0.88	0.85	0.83	0.84
1.71	2.25	2.33	2.09	1.76
18	4	11	24	22

Investor Class
2021	2020	2019	2018	2017
$16.80	$20.78	$21.31	$23.23	$20.09

0.32	0.34	0.39	0.40	0.31
8.20	(3.74)	0.48	(1.53)	3.41
8.52	(3.40)	0.87	(1.13)	3.72

(0.39)	(0.43)	(0.25)	(0.20)	(0.27)
—	(0.15)	(1.15)	(0.59)	(0.31)
(0.39)	(0.58)	(1.40)	(0.79)	(0.58)
24.93	16.80	20.78	21.31	23.23
$32,097	$26,785	$58,928	$82,539	$110,094

51.26%	(16.94)%	5.08%	(5.20)%	18.71%
1.25	1.27	1.25	1.24	1.24
1.22	1.25	1.22	1.20	1.21
1.36	1.89	1.95	1.71	1.40
18	4	11	24	22

53

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR SMALL CAP GROWTH FUND
	Retirement Class
Year Ended October 31,	2021	2020	2019	2018	2017
Net asset value beginning of period	$15.91	$13.18	$14.39	$15.08	$11.95
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.07)	(0.04)	(0.01)	(0.05)	(0.04)
Net realized and unrealized gain/(loss) on investments	5.41	3.25	1.56	0.82	3.23
Total from investment operations	5.34	3.21	1.55	0.77	3.19
Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains	(1.30)	(0.48)	(2.76)	(1.46)	(0.06)
Total distributions	(1.30)	(0.48)	(2.76)	(1.46)	(0.06)
Net asset value end of period	19.95	15.91	13.18	14.39	15.08
Net assets end of period (000s)	$399,174	$348,997	$281,603	$306,026	$189,516
Ratios and Supplemental Data (%)
Total return[b]	34.40%	24.93%	16.23%	5.11%	26.78%
Ratio of total expenses to average net assets^	0.79	0.81	0.80	0.79	0.79
Ratio of net expenses to average net assets[a]	0.78	0.80	0.80	0.79	0.79
Ratio of net investment income/(loss) to average net assets[a]	(0.37)	(0.27)	(0.12)	(0.33)	(0.26)
Portfolio turnover	71	95	74	99	83

	Administrative Class
Year Ended October 31,	2021	2020	2019	2018	2017
Net asset value beginning of period	$14.36	$11.98	$13.39	$14.17	$11.30
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.12)	(0.08)	(0.05)	(0.09)	(0.07)
Net realized and unrealized gain/(loss) on investments	4.86	2.94	1.40	0.77	3.00
Total from investment operations	4.74	2.86	1.35	0.68	2.93
Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains	(1.30)	(0.48)	(2.76)	(1.46)	(0.06)
Total distributions	(1.30)	(0.48)	(2.76)	(1.46)	(0.06)
Net asset value end of period	17.80	14.36	11.98	13.39	14.17
Net assets end of period (000s)	$965	$866	$395	$769	$719
Ratios and Supplemental Data (%)
Total return[b]	33.91%	24.49%	15.87%	4.76%	26.02%
Ratio of total expenses to average net assets^	1.12	1.14	1.13	1.12	1.11
Ratio of net expenses to average net assets[a]	1.11	1.13	1.12	1.11	1.10
Ratio of net investment income/(loss) to average net assets[a]	(0.69)	(0.62)	(0.44)	(0.65)	(0.56)
Portfolio turnover	71	95	74	99	83
See page 60 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

54

Institutional Class
2021	2020	2019	2018	2017
$15.84	$13.13	$14.35	$15.06	$11.94

(0.08)	(0.05)	(0.03)	(0.06)	(0.04)
5.38	3.24	1.57	0.81	3.22
5.30	3.19	1.54	0.75	3.18

—	—	—	—	—
(1.30)	(0.48)	(2.76)	(1.46)	(0.06)
(1.30)	(0.48)	(2.76)	(1.46)	(0.06)
19.84	15.84	13.13	14.35	15.06
$721,405	$633,535	$440,553	$400,389	$509,889

34.29%	24.87%	16.18%	4.97%	26.72%
0.87	0.89	0.88	0.87	0.86
0.86	0.88	0.87	0.86	0.85
(0.45)	(0.35)	(0.20)	(0.40)	(0.30)
71	95	74	99	83

Investor Class
2021	2020	2019	2018	2017
$13.47	$11.28	$12.79	$13.62	$10.84

(0.13)	(0.08)	(0.06)	(0.11)	(0.08)
4.56	2.75	1.31	0.74	2.92
4.43	2.67	1.25	0.63	2.84

—	—	—	—	—
(1.30)	(0.48)	(2.76)	(1.46)	(0.06)
(1.30)	(0.48)	(2.76)	(1.46)	(0.06)
16.60	13.47	11.28	12.79	13.62
$8,648	$6,811	$6,670	$7,076	$7,913

33.84%	24.32%	15.81%	4.58%	26.29%
1.23	1.26	1.25	1.24	1.23
1.23	1.25	1.24	1.23	1.22
(0.81)	(0.71)	(0.57)	(0.77)	(0.67)
71	95	74	99	83

55

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR SMALL CAP VALUE FUND
	Retirement Class
Year Ended October 31,	2021	2020	2019	2018	2017
Net asset value beginning of period	$31.65	$33.55	$33.60	$36.16	$27.29
Income from Investment Operations
Net investment income/(loss)[a,e]	0.12	0.21	0.21	0.17	0.06
Net realized and unrealized gain/(loss) on investments	13.54	(1.59)	2.84	(1.98)	8.94
Total from investment operations	13.66	(1.38)	3.05	(1.81)	9.00
Less Distributions
Dividends from net investment income	(0.20)	(0.20)	(0.15)	(0.06)	(0.13)
Distributions from net realized capital gains	—	(0.32)	(2.95)	(0.69)	—
Total distributions	(0.20)	(0.52)	(3.10)	(0.75)	(0.13)
Net asset value end of period	45.11	31.65	33.55	33.60	36.16
Net assets end of period (000s)	$599,016	$300,473	$230,861	$155,036	$57,196
Ratios and Supplemental Data (%)
Total return[b]	43.19%	(4.22)%	10.98%	(5.18)%	33.06%
Ratio of total expenses to average net assets^	0.79	0.80	0.80	0.79	0.81
Ratio of net expenses to average net assets[a]	0.78	0.80	0.80	0.79	0.81
Ratio of net investment income/(loss) to average net assets[a]	0.27	0.67	0.67	0.45	0.17
Portfolio turnover	17	17	27	22	8

	Administrative Class
Year Ended October 31,	2021	2020	2019	2018	2017
Net asset value beginning of period	$31.41	$33.30	$33.36	$35.97	$27.16
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.02)	0.10	0.11	0.06	(0.02)
Net realized and unrealized gain/(loss) on investments	13.42	(1.57)	2.82	(1.98)	8.88
Total from investment operations	13.40	(1.47)	2.93	(1.92)	8.86
Less Distributions
Dividends from net investment income	(0.09)	(0.10)	(0.04)	—	(0.05)
Distributions from net realized capital gains	—	(0.32)	(2.95)	(0.69)	—
Total distributions	(0.09)	(0.42)	(2.99)	(0.69)	(0.05)
Net asset value end of period	44.72	31.41	33.30	33.36	35.97
Net assets end of period (000s)	$11,962	$10,082	$6,537	$7,253	$4,462
Ratios and Supplemental Data (%)
Total return[b]	42.72%	(4.54)%	10.59%	(5.50)%	32.67%
Ratio of total expenses to average net assets^	1.12	1.13	1.13	1.12	1.13
Ratio of net expenses to average net assets[a]	1.11	1.13	1.12	1.11	1.12
Ratio of net investment income/(loss) to average net assets[a]	(0.04)	0.32	0.35	0.16	(0.05)
Portfolio turnover	17	17	27	22	8
See page 60 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

56

Institutional Class
2021	2020	2019	2018	2017
$31.63	$33.53	$33.57	$36.14	$27.27

0.09	0.18	0.19	0.15	0.08
13.52	(1.58)	2.84	(2.00)	8.90
13.61	(1.40)	3.03	(1.85)	8.98

(0.17)	(0.18)	(0.12)	(0.03)	(0.11)
—	(0.32)	(2.95)	(0.69)	—
(0.17)	(0.50)	(3.07)	(0.72)	(0.11)
45.07	31.63	33.53	33.57	36.14
$2,023,164	$1,350,681	$1,346,098	$1,149,857	$1,081,412

43.11%	(4.33)%	10.91%	(5.28)%	33.00%
0.87	0.88	0.88	0.87	0.88
0.86	0.88	0.87	0.86	0.87
0.20	0.59	0.60	0.40	0.24
17	17	27	22	8

Investor Class
2021	2020	2019	2018	2017
$30.71	$32.56	$32.68	$35.29	$26.65

(0.06)	0.07	0.08	0.01	(0.05)
13.12	(1.55)	2.75	(1.93)	8.71
13.06	(1.48)	2.83	(1.92)	8.66

(0.05)	(0.05)	—	—	(0.02)
—	(0.32)	(2.95)	(0.69)	—
(0.05)	(0.37)	(2.95)	(0.69)	(0.02)
43.72	30.71	32.56	32.68	35.29
$64,544	$51,370	$57,931	$70,819	$37,548

42.56%	(4.67)%	10.48%	(5.60)%	32.49%
1.23	1.25	1.25	1.24	1.25
1.23	1.25	1.24	1.23	1.24
(0.15)	0.23	0.24	0.03	(0.16)
17	17	27	22	8

57

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR STRATEGIC GROWTH FUND
	Retirement Class
	Year Ended October 31,					Year Ended June 30,
	2021	2020	2019	2018	2017[g]	2017[f]
Net asset value beginning of period	$24.67	$22.31	$19.65	$18.86	$17.67	$16.76
Income from Investment Operations
Net investment income/(loss)[a,e]	0.05	0.09	0.12	0.07	0.05	0.03
Net realized and unrealized gain/(loss) on investments	9.52	2.69	3.10	1.11	1.14	0.88
Total from investment operations	9.57	2.78	3.22	1.18	1.19	0.91
Less Distributions
Dividends from net investment income	(0.12)	(0.11)	(0.08)	(0.04)	—	—
Distributions from net realized capital gains	(0.79)	(0.31)	(0.48)	(0.35)	—	—
Total distributions	(0.91)	(0.42)	(0.56)	(0.39)	—	—
Proceeds from redemption fees	N/A	N/A	N/A	N/A	N/A	N/A
Net asset value end of period	33.33	24.67	22.31	19.65	18.86	17.67
Net assets end of period (000s)	$7,731	$6,488	$5,152	$3,584	$435	$316
Ratios and Supplemental Data (%)
Total return[b]	39.66%	12.60%	17.04%	6.34%	6.73%[c]	5.43%[c]
Ratio of total expenses to average net assets^	0.72	0.72	0.71	0.76	1.10[d]	1.52[d]
Ratio of net expenses to average net assets[a]	0.63	0.63	0.63	0.62	0.62[d]	0.62[d]
Ratio of net investment income/(loss) to average net assets[a]	0.18	0.40	0.60	0.33	0.42[d]	0.58[d]
Portfolio turnover	9	22	26	15	9[c]	21[c]

	Administrative Class
	Year Ended October 31,					Year Ended June 30,
	2021	2020	2019	2018	2017[g]	2017[f]
Net asset value beginning of period	$24.58	$22.24	$19.58	$18.82	$17.65	$16.76
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.05)	0.02	0.05	0.01	0.01	0.01
Net realized and unrealized gain/(loss) on investments	9.49	2.67	3.10	1.10	1.16	0.88
Total from investment operations	9.44	2.69	3.15	1.11	1.17	0.89
Less Distributions
Dividends from net investment income	(0.05)	(0.04)	(0.01)	—	—	—
Distributions from net realized capital gains	(0.79)	(0.31)	(0.48)	(0.35)	—	—
Total distributions	(0.84)	(0.35)	(0.49)	(0.35)	—	—
Net asset value end of period	33.18	24.58	22.24	19.58	18.82	17.65
Net assets end of period (000s)	$52	$22	$18	$16	$12	$11
Ratios and Supplemental Data (%)
Total return[b]	39.17%	12.21%	16.70%	5.96%	6.63%[c]	5.31%[c]
Ratio of total expenses to average net assets^	1.05	1.05	1.04	1.09	1.43[d]	1.93[d]
Ratio of net expenses to average net assets[a]	0.96	0.96	0.96	0.95	0.95[d]	0.95[d]
Ratio of net investment income/(loss) to average net assets[a]	(0.17)	0.08	0.26	0.03	0.10[d]	0.19[d]
Portfolio turnover	9	22	26	15	9[c]	21[c]
See page 60 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

58

Institutional Class
Year Ended October 31,					Year Ended June 30,
2021	2020	2019	2018	2017[g]	2017
$24.64	$22.28	$19.63	$18.85	$17.66	$15.54

0.03	0.08	0.11	0.06	0.03	0.12
9.51	2.68	3.08	1.11	1.16	2.22
9.54	2.76	3.19	1.17	1.19	2.34

(0.10)	(0.09)	(0.06)	(0.04)	—	(0.11)
(0.79)	(0.31)	(0.48)	(0.35)	—	(0.11)
(0.89)	(0.40)	(0.54)	(0.39)	—	(0.22)
N/A	N/A	N/A	N/A	N/A	—*
33.29	24.64	22.28	19.63	18.85	17.66
$112,425	$100,895	$106,463	$66,197	$56,026	$31,866

39.56%	12.54%	16.91%	6.26%	6.74%[c]	15.21%
0.80	0.80	0.79	0.84	1.18[d]	1.48
0.71	0.71	0.71	0.70	0.70[d]	0.83
0.11	0.35	0.51	0.28	0.29[d]	0.71
9	22	26	15	9[c]	21

Investor Class
Year Ended October 31,					Year Ended June 30,
2021	2020	2019	2018	2017[g]	2017[f]
$24.17	$21.87	$19.54	$18.81	$17.64	$16.76

(0.08)	(0.01)	0.03	(0.02)	0.02	0.01
9.34	2.63	2.79	1.10	1.15	0.87
9.26	2.62	2.82	1.08	1.17	0.88

(0.02)	(0.01)	(0.01)	—	—	—
(0.79)	(0.31)	(0.48)	(0.35)	—	—
(0.81)	(0.32)	(0.49)	(0.35)	—	—
32.62	24.17	21.87	19.54	18.81	17.64
$900	$503	$417	$322	$75	$22

39.06%	12.12%	14.99%	5.80%	6.63%[c]	5.25%[c]
1.16	1.17	1.16	1.21	1.55[d]	2.03[d]
1.07	1.08	1.08	1.07	1.07[d]	1.07[d]
(0.27)	(0.04)	0.14	(0.11)	0.05[d]	0.13[d]
9	22	26	15	9[c]	21[c]

59

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

*	Less than $0.01
^	Percentage does not reflect reduction for credit balance arrangements (see the “Custodian” section in Note 2 of the accompanying Notes to Financial Statements)
a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses
b	The total returns would have been lower had certain expenses not been waived during the periods shown.
c	Unannualized
d	Annualized
e	Amounts are based on average daily shares outstanding during the period.
f	For the period March 6, 2017 (commencement of operations) through June 30, 2017
g	For the period July 1, 2017 through October 31, 2017
h	For the period December 1, 2019 (inception) through October 31, 2020
i
Effective September 1, 2021, the Fund changed its name and Harbor Capital Advisors, Inc. was appointed by the Board of Trustees to manage the Fund’s assets based upon model portfolios provided by multiple non-discretionary subadvisers.

The accompanying notes are an integral part of the Financial Statements.

60

Harbor Domestic Equity Funds
Notes to Financial Statements—October 31, 2021

Note 1—Organizational Matters
Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. As of October 31, 2021, the Trust consists of 31 separate portfolios. The portfolios covered by this report are: Harbor Capital Appreciation Fund, Harbor Disruptive Innovation Fund (formerly, Harbor Mid Cap Growth Fund), Harbor Large Cap Value Fund, Harbor Mid Cap Fund, Harbor Mid Cap Value Fund, Harbor Small Cap Growth Fund, Harbor Small Cap Value Fund, and Harbor Strategic Growth Fund (individually or collectively referred to as a “Fund” or the “Funds," respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.
Harbor Disruptive Innovation Fund changed its name and investment strategy as described in its Prospectus dated September 1, 2021.
The Funds currently offer four classes of shares, designated as Retirement Class, Institutional Class, Administrative Class and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the Funds and have equal rights with respect to voting, redemptions, dividends, and liquidations, except that: (i) subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), certain expenses may be applied differently to each class of shares in accordance with current regulations of the U.S. Securities and Exchange Commission (“SEC”) and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.
Reorganization
Harbor Small Cap Growth Opportunities Fund (the “Target Fund”), a series of the Trust, was reorganized with and into Harbor Small Cap Growth Fund the (“the Acquiring Fund”), also a series of the Trust (the “Reorganization”) effective May 15, 2020 (the “Reorganization Date”). The Reorganization was accomplished by the transfer of the assets and the liabilities of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund, the pro-rata distribution of such shares to the shareholders of the Target Fund, and liquidation and termination of the Target Fund on the Reorganization Date.
The following table shows by each share class the number of shares and value of the Acquiring Fund that was exchanged for shares of the Target Fund outstanding as of the Reorganization Date. The Acquiring Fund Shares Exchanged and related Value noted below are included in the Net proceeds from sale of shares and Shares sold in the Acquiring Fund’s Statement of Changes in Net Assets.
Share Class	Acquiring Fund Shares Exchanged (000s)	Acquiring Fund Exchanged Shares Value (000s)	Target Fund Outstanding Shares (000s)
Retirement Class	2,471	$31,052	3,746
Institutional Class	8,331	104,255	12,622
Administrative Class	16	184	23
Investor Class	24	255	32

Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Security Valuation
The Trust’s valuation procedures permit the Funds to use a variety of valuation methodologies, consider a number of subjective factors, analyze applicable facts and circumstances and, in general, exercise judgment, when valuing Fund investments. The methodology used for a specific type of investment may vary based on the circumstances and relevant considerations, including available market data.

61

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Equity securities (including common stock, preferred stock, and convertible preferred stock), exchange-traded funds and financial derivative instruments (such as futures contracts and options contracts, including rights and warrants) that are traded on a national securities exchange or system (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities) are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. Shares of open-end registered investment companies that are held by a Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section.
Short-term securities with a remaining maturity of less than 60 days at the time of acquisition that are held by a Fund are valued at amortized cost to the extent amortized cost represents fair value. Such securities are normally categorized as Level 2 in the fair value hierarchy.
Over-the-counter financial derivative instruments, such as forward currency contracts, options contracts, and swap agreements (including centrally cleared swaps), derive their value from underlying asset prices, indices, reference rates and other inputs, or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing vendor selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing vendor, the Fund’s subadviser provides a valuation, typically using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing vendor or subadviser using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized as Level 2 in the fair value hierarchy.
A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing vendor to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.
When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy.

62

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Fair Value Measurements and Disclosures
Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2, and Level 3. The inputs or methodologies used for valuing investments are not necessarily indicative of the risk associated with investing in those investments. The assignment of an investment to Levels 1, 2, or 3 is based on the lowest level of significant inputs used to determine its fair value.
Level 1–	Quoted prices in active markets for identical securities.
Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–
Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include each Fund’s own assumptions.

The categorization of investments into Levels 1, 2, or 3, and a summary of significant unobservable inputs used for Level 3 investments, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule. For fair valuations using significant unobservable inputs, if any, a reconciliation of the beginning to ending balances for reported fair values is provided at the end of each Fund’s Portfolio of Investments schedule that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the year.
Each Fund used observable inputs in its valuation methodologies whenever they were available and deemed reliable.
Investment Income
Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities are amortized over the life of the respective securities (except for premiums on certain callable debt securities that are amortized to the earliest call date) using the effective yield method. Distributions from real estate investment trust securities are recorded as dividend income, and may be reclassified as capital gains and/or return of capital, based on the information reported by the issuer, when available.
Expenses
Expenses are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.
Class Allocations
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the expense rate(s) applicable to each class.
Securities Transactions
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost.
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.

63

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Taxes
Each Fund is treated as a separate entity for U.S. federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for U.S. federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
Each Fund may be subject to taxes imposed by foreign countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.
Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2018–2020), including all positions expected to be taken upon filing the 2021 tax return, in all material jurisdictions where each Fund operates, and has concluded that no provision for income tax is required in the Funds’ financial statements. Each Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.
Custodian
Each Fund has credit balance arrangements with its custodian whereby positive balances in demand deposit accounts used by the transfer and shareholder servicing agent for clearing shareholder transactions in the Fund generate credits that are applied against gross custody expenses. Such custodial expense reductions, if any, are reflected on the  respective Fund’s accompanying Statement of Operations.
Foreign Currency Contracts
A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. A forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date.
Foreign currency contracts are fair valued daily and any change in fair value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.
During the year, Harbor Capital Appreciation Fund, Harbor Disruptive Innovation Fund, and Harbor Small Cap Growth Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.
Foreign Currency Translations
Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, when applicable, are translated into U.S. dollars based on the current exchange rates at year end.
Reported net realized gains and losses on foreign currency transactions, when applicable, represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities, when applicable, are included in the net realized and unrealized gain or loss on investments in the Statements of Operations.

64

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Proceeds from Litigation
Each Fund may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/(loss) if the security has been disposed of by a Fund, or in unrealized gain/(loss) if the security is still held by a Fund.
Rights and Warrants
Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. Warrants are contracts that generally give the holder the right, but not the obligation, to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights and warrants are typically written by the issuer of the security underlying the right or warrant. Although some rights and warrants may be non-transferable, others may be traded over-the-counter or on an exchange.
A Fund may acquire rights or warrants in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. The value of a right or warrant may not necessarily change with the value of the underlying securities. When a Fund acquires rights or warrants, it runs the risk that it will lose its entire investment in the rights or warrants, unless the Fund exercises the right or warrant, acquires the underlying securities, or enters into a closing transaction before expiration. Rights and warrants cease to have value if they are not exercised prior to their expiration date. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for rights or other warrants that expire are treated as realized losses. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the rights or warrants.
Rights or warrants outstanding at the end of the year, if any, are disclosed at the end of each applicable Fund’s Portfolio of Investments and are included in “Purchased options” in the Statements of Assets and Liabilities. Realized gain/(loss) and unrealized appreciation/(depreciation) recognized during the year are included in “Purchased options” in the Statements of Operations.
During the year, Harbor Disruptive Innovation Fund held rights/warrants as a result of their investments in underlying securities.
Repurchase Agreements
In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to a Fund to close out the repurchase agreement. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by a Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), a Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. A Fund seeks to further mitigate its counterparty risk by entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default, including bankruptcy, a Fund may terminate any repurchase agreements with that counterparty, determine the net amount owned, and sell or retain the collateral up to the net amount owed to a Fund. A counterparty’s default may cause a Fund to suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the terms of the master repurchase agreement.
During the year, Harbor Disruptive Innovation Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities.

65

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 3—Investment Portfolio Transactions
Investment Portfolio Transactions
Purchases and sales of investments, other than short-term securities, for each Fund for the year ended October 31, 2021 were as follows:
	Purchases (000s)	Sales (000s)
Harbor Capital Appreciation Fund	$19,243,068	$22,761,652*
Harbor Disruptive Innovation Fund	771,308	866,195
Harbor Large Cap Value Fund	590,012	279,252
Harbor Mid Cap Fund	45,570	4,687
Harbor Mid Cap Value Fund	74,655	121,223
Harbor Small Cap Growth Fund	791,875	1,015,659
Harbor Small Cap Value Fund	680,724	416,913
Harbor Strategic Growth Fund	10,554	33,755

*	Sales for this Fund include $3,930,186 in connection with in-kind redemptions of the Fund’s capital shares.
In-Kind Redemption Transactions
In accordance with the Trust’s prospectus, the Funds may distribute portfolio securities rather than cash as payment for a redemption of Fund shares. For financial reporting purposes, a Fund recognizes a gain or loss on the securities distributed related to the in-kind redemption. Such Fund-level gains and losses on in-kind redemptions are not taxable to shareholders. For the years ended October 31, 2021 and 2020, Harbor Capital Appreciation Fund realized gains of $2,664,550,000 and $654,292,000, respectively, upon the disposition of portfolio securities in connection with in-kind redemptions of the Fund’s shares.

Note 4—FEES AND OTHER Transactions with Affiliates
Investment Adviser
Harbor Capital is a wholly owned subsidiary of ORIX Corporation. Harbor Capital is the Funds’ investment adviser and is also responsible for administrative and other services.
Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for management fees based on an annual percentage rate of average daily net assets as follows:
	Contractual Rate	Actual Rate
Harbor Capital Appreciation Fund	0.60%[a]	0.54%
Harbor Disruptive Innovation Fund	0.70[b]	0.72
Harbor Large Cap Value Fund	0.60[c]	0.60
Harbor Mid Cap Fund	0.75	0.75
Harbor Mid Cap Value Fund	0.75[d]	0.74
Harbor Small Cap Growth Fund	0.75	0.75
Harbor Small Cap Value Fund	0.75	0.75
Harbor Strategic Growth Fund	0.60	0.60

a
The Adviser has contractually agreed to reduce the management fee to 0.56% on assets between $5 billion and $10 billion, 0.54% on assets between $10 billion and
$20 billion and 0.53% on assets over $20 billion through February 28, 2022.

b
For the period November 1, 2020 through August 31, 2021, the Adviser had contractually agreed to reduce the management fee from 0.75% to 0.72%. Effective September 1,
2021, the Adviser reduced the contractual management fee to 0.70%.

c	The management fee rate is 0.60% on assets up to $4 billion and 0.55% on assets over $4 billion.
d	The Adviser has contractually agreed to reduce the management fee to 0.70% on assets between $350 million and $1 billion and 0.65% on assets over $1 billion through February 28, 2022.

66

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations. Interest expense, if any, is excluded from contractual limitations. During the year, the following expense limitation agreements were in effect:
	Retirement Class	Institutional Class	Administrative Class	Investor Class	Expense Limitation Agreement Expiration Date
Harbor Disruptive Innovation Fund[1]	0.50%	0.58%	0.83%	0.94%	08/31/2022
Harbor Large Cap Value Fund[2]	0.61	0.69	0.94	1.05	02/28/2022
Harbor Mid Cap Fund[2]	0.80	0.88	1.13	1.24	02/28/2022
Harbor Mid Cap Value Fund[3]	0.77	0.85	1.10	1.21	02/28/2022
Harbor Strategic Growth Fund[2]	0.63	0.71	0.96	1.07	02/28/2022

[1]	The operating expense limitation for the Fund was effective September 1, 2021.
[2]
For the period November 1, 2020 through February 28, 2021, the operating expense limitation for the Investor Class for Harbor Large Cap Value Fund, Harbor Mid Cap
Fund and Harbor Strategic Growth Fund were 1.06%, 1.25% and 1.08%, respectively.

[3]	The operating expense limitation for the Fund was effective March 1, 2021.
All expense limitation agreements include the transfer agent fee waiver discussed in the Transfer Agent note.
Distributor
Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plan pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (each, a “12b-1 Plan”) as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. Pursuant to each 12b-1 Plan, the Distributor is compensated for financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of each Fund or for recordkeeping services or the servicing of shareholder accounts in a Administrative and Investor Class shares of each Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.
Amounts payable by a Fund under each 12b-1 Plan need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. Each 12b-1 Plan does not obligate each Fund to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under each 12b-1 Plan. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, each Fund will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.
The fees attributable to each Fund’s respective class are shown on the accompanying Statements of Operations.

67

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
Transfer Agent
Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:
Transfer Agent Fees
Retirement Class	0.02% of the average daily net assets of all Retirement Class shares
Institutional Class	0.10% of the average daily net assets of all Institutional Class shares
Administrative Class	0.10% of the average daily net assets of all Administrative Class shares
Investor Class[1]	0.21% of the average daily net assets of all Investor Class shares

1	For the period November 1, 2020 through February 28, 2021, Harbor Services Group received compensation up to 0.22% for the Investor Class.
Harbor Services Group voluntarily waived a portion of its transfer agent fees during the year ended October 31, 2021. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations. The voluntary waiver may be discontinued at any time.
Affiliated Transactions
The Investment Company Act permits purchase and sale transactions among affiliated investment companies subject to an exemptive rule. Harbor Funds has adopted policies and procedures pursuant to such rule. During the year, the Funds did not enter into any transactions with any other Harbor fund.
Shareholders
As of October 31, 2021, Harbor Capital and its wholly owned subsidiaries collectively held the following shares of beneficial interest in each of the following Funds:
	Number of Shares Owned by Harbor Capital and Subsidiaries					Percentage of Outstanding Shares
	Retirement Class	Institutional Class	Administrative Class	Investor Class	Total
Harbor Capital Appreciation Fund	33,151	—	—	—	33,151	0.0%
Harbor Disruptive Innovation Fund	114,667	—	—	—	114,667	0.5
Harbor Large Cap Value Fund	75,005	—	—	—	75,005	0.1
Harbor Mid Cap Fund	483,537	474,659	N/A	3,001	961,196	22.6
Harbor Mid Cap Value Fund	73,119	—	—	—	73,119	0.4
Harbor Small Cap Growth Fund	88,804	—	—	—	88,804	0.2
Harbor Small Cap Value Fund	33,979	—	—	—	33,979	0.1
Harbor Strategic Growth Fund	36,127	—	—	—	36,127	1.0
Independent Trustees
The fees and expenses of the Independent Trustees are included in “Trustees’ fees and expenses” on each Fund’s Statement of Operations.
The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Accrued expenses – Trustees’ fees and expenses” and “Other assets”, respectively, in the Statements of Assets and Liabilities. Such amounts fluctuate with changes in the value of the selected Fund(s). The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.

68

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 5—TAX INFORMATION
The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from U.S. GAAP. These differences are attributable to permanent book and tax accounting differences that were primarily due to the tax treatment of net investment losses, redemption in-kind distributions, and the use of equalization. Reclassifications, if any, are made to each Fund’s capital account to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. The amounts reclassified on the Statements of Assets and Liabilities for the year ended October 31, 2021 were as follows:
	Total Distributable Earnings/(Loss) (000s)	Paid in Capital (000s)
Harbor Capital Appreciation Fund	$(4,513,674)	$4,513,674
Harbor Disruptive Innovation Fund	(49,986)	49,986
Harbor Large Cap Value Fund	(14,093)	14,093
Harbor Mid Cap Fund	(61)	61
Harbor Mid Cap Value Fund	—	—
Harbor Small Cap Growth Fund	(34,552)	34,552
Harbor Small Cap Value Fund	(12,738)	12,738
Harbor Strategic Growth Fund	(1,561)	1,561
The tax composition of each Fund’s distributions was as follows:
	As of October 31, 2021			As of October 31, 2020
	Ordinary Income (000s)	Long-Term Capital Gains (000s)	Total (000s)	Ordinary Income (000s)	Long-Term Capital Gains (000s)	Total (000s)
Harbor Capital Appreciation Fund	$—	$4,640,284	$4,640,284	$24,458	$2,576,949	$2,601,407
Harbor Disruptive Innovation Fund	22,241	34,792	57,033	—	50,587	50,587
Harbor Large Cap Value Fund	16,261	48,993	65,254	12,462	—	12,462
Harbor Mid Cap Fund	67	—	67	6	—	6
Harbor Mid Cap Value Fund	9,193		9,193	16,282	4,413	20,695
Harbor Small Cap Growth Fund	29,612	51,761	81,373	—	26,443	26,443
Harbor Small Cap Value Fund	8,533	892	9,425	8,542	15,523	24,065
Harbor Strategic Growth Fund	439	3,413	3,852	458	1,578	2,036

69

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

NOTE 5—TAX INFORMATION—Continued
As of October 31, 2021, the components of each Fund’s distributable earnings on a tax basis were as follows:
	Undistributed Ordinary Income (000s)	Undistributed Long-Term Capital Gains (000s)	Unrealized Appreciation/ (Depreciation) (000s)	Accumulated Capital and Other Losses (000s)	Other Temporary Differences (000s)	Total Distributable Earnings/ (Loss) (000s)
Harbor Capital Appreciation Fund	$—	$6,320,677	$21,560,050	$(126,000)	$(2,564)	$27,752,163
Harbor Disruptive Innovation Fund	53,630	82,731	(4,313)	—	(46)	132,002
Harbor Large Cap Value Fund	11,640	60,228	882,987	—	(69)	954,786
Harbor Mid Cap Fund	407	827	8,944			10,178
Harbor Mid Cap Value Fund	3,507	—	80,343	(8,024)	(62)	75,764
Harbor Small Cap Growth Fund	59,953	174,504	274,941	(37,831)	(68)	471,499
Harbor Small Cap Value Fund	—	141,083	914,214	—	(115)	1,055,182
Harbor Strategic Growth Fund	460	9,379	60,381	—	(4)	70,216
As of October 31, 2021, for federal income tax purposes, the following Fund had a qualified late year loss deferral to offset fiscal year 2022 ordinary income:
Qualified Late Year Ordinary Loss Deferral (000s)
Harbor Capital Appreciation Fund	$126,000
As of October 31, 2021, the Funds in the following table had capital loss carryforwards for federal tax purposes which will reduce each Fund’s taxable income arising from future net realized gains on investments to the extent permitted by the Internal Revenue Code. Use of the capital loss carryforwards will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve each Fund of any federal tax liability. The capital loss carryforwards do not expire.
	Capital Loss Carryfoward
	Short-Term (000s)	Long-Term (000s)	Total (000s)
Harbor Mid Cap Value Fund	$—	$8,024	$8,024
Harbor Small Cap Growth Fund*	995	36,836	37,831

*	A portion of the Harbor Small Cap Growth Fund capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.
The identified cost for federal income tax purposes of investments owned by each Fund and its respective gross unrealized appreciation and depreciation as of October 31, 2021 were as follows:
	Identified Cost (000s)	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) (000s)
		Appreciation (000s)	(Depreciation) (000s)
Harbor Capital Appreciation Fund	$20,724,444	$21,792,011	$(231,961)	$21,560,050
Harbor Disruptive Innovation Fund	335,925	17,058	(21,371)	(4,313)
Harbor Large Cap Value Fund	1,588,898	887,761	(4,774)	882,987
Harbor Mid Cap Fund	52,199	10,301	(1,357)	8,944
Harbor Mid Cap Value Fund*	364,874	128,124	(47,781)	80,343
Harbor Small Cap Growth Fund*	807,350	304,331	(29,390)	274,941
Harbor Small Cap Value Fund	1,736,588	972,983	(58,769)	914,214
Harbor Strategic Growth Fund	58,556	60,417	(36)	60,381

*	Capital loss carryforwards are available, which may reduce taxable income from future net realized gain on investments.

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Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 6—Derivatives
Each Fund’s derivative holdings do not qualify for hedge accounting treatment and as such are recorded at current fair value. For a discussion of risks related to these investments please refer to the descriptions of each type of derivative instrument in Note 2— Significant Accounting Policies.
Each Fund’s derivative instruments outstanding as of the year ended October 31, 2021, if any, as disclosed in the Portfolio of Investments, and the related amounts of net realized and changes in net unrealized gains and losses on derivative instruments during the year as disclosed in the Statement of Operations, are indicators of the volume of derivative activity for each Fund.
Derivative Instruments
Net realized gain/(loss) on derivatives, by primary risk exposure, for the year ended October 31, 2021, were:
HARBOR DISRUPTIVE INNOVATION FUND
Net realized gain/(loss) on derivatives	Equity Contracts (000s)
Purchased options (rights/warrants)	$80

Note 7—Legal Proceedings
Tribune Company
Harbor Mid Cap Value Fund has been named as a defendant and/or as a putative member of a proposed defendant class in Kirschner v. FitzSimons (In re Tribune Co.), No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”); Deutsche Bank v. Ohlson Enterprises, No. 12-0064 (S.D.N.Y.) (the “Deutsche Bank action”); and Niese v. ABN AMRO Clearing Chicago LLC, No. 12-0555 (S.D.N.Y.) (the “Niese action”), as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. The plaintiffs in these lawsuits have asserted claims for fraudulent conveyance against Harbor Mid Cap Value Fund and other former Tribune shareholders.
All three lawsuits have been consolidated with the majority of the other Tribune-related lawsuits in the multidistrict litigation proceeding In re Tribune Co. Fraudulent Conveyance Litig., No. 11-2296 (S.D.N.Y.) (the “MDL Proceeding”).
On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the Deutsche Bank and Niese actions, on the basis that the plaintiffs lacked standing. The plaintiffs appealed. On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal, affirming the district court’s dismissal of those lawsuits. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, as amended (the “Bankruptcy Code”), their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision, which the shareholder defendants opposed. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the court issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. On July 6, 2020, plaintiffs filed a new petition for a writ of certiorari in the U.S. Supreme Court. The Supreme Court denied the petition for certiorari on April 19, 2021.
On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss and denied plaintiff’s request to amend the complaint. On March 8, 2018, plaintiff renewed his

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Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 7—Legal Proceedings—Continued
request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management. The shareholder defendants opposed that request. On April 9, 2019, the plaintiff filed a renewed motion to amend the complaint to add constructive fraudulent conveyance claims under federal law against certain shareholder defendants. The court denied the motion to amend on April 23, 2019. On July 12, 2019, Plaintiff filed a notice of appeal with respect to the dismissal of his intentional fraudulent conveyance claim and the District Court’s denial of his motion for leave to amend. On August 20, 2021, the Second Circuit affirmed the District Court’s orders: (1) dismissing the intentional fraudulent conveyance claims against the shareholder-defendants; and (2) denying the plaintiff leave to amend the complaint to add a constructive fraudulent conveyance claim against the shareholder-defendants. Plaintiff filed a petition for rehearing en banc on September 3, 2021. On October 7, 2021, the Second Circuit denied the petition.
None of these lawsuits alleges any wrongdoing on the part of Harbor Mid Cap Value Fund. Harbor Mid Cap Value Fund held shares of Tribune and tendered these shares as part of Tribune’s LBO. The value of the proceeds received by Harbor Mid Cap Value Fund was approximately $299,000. Harbor Mid Cap Value Fund’s cost basis in the shares of Tribune was approximately $262,000. At this stage of the proceedings, Harbor Mid Cap Value Fund is not able to make a reliable prediction as to the outcome of these lawsuits or the effect, if any, on the Fund’s net asset value.

Note 8—Subsequent Events
Through the date the financial statements were issued, there were no subsequent events or transactions that would have materially impacted the financial statements or related disclosures as presented herein.

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Harbor Domestic Equity Funds
Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
Harbor Funds
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Harbor Capital Appreciation Fund, Harbor Disruptive Innovation Fund (formerly known as Harbor Mid Cap Growth Fund), Harbor Large Cap Value Fund, Harbor Mid Cap Fund, Harbor Mid Cap Value Fund, Harbor Small Cap Growth Fund, Harbor Small Cap Value Fund and Harbor Strategic Growth Fund (collectively referred to as the “Funds”), (eight of the funds constituting Harbor Funds (the “Trust”)), including the portfolios of investments, as of October 31, 2021, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (eight of the funds constituting the Trust) at October 31, 2021, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Individual fund comprising the Harbor Funds	Statement of operations	Statement of changes in net assets	Financial highlights
Harbor Capital Appreciation Fund
Harbor Disruptive and Innovation Fund
 (formerly known as Harbor Mid Cap Growth Fund)
Harbor Large Cap Value Fund
Harbor Mid Cap Value Fund
Harbor Small Cap Growth Fund
Harbor Small Cap Value Fund
	For the year ended October 31, 2021	For each of the two years in the period ended October 31, 2021	For each of the five years in the period ended October 31, 2021
Harbor Mid Cap Fund	For the year ended October 31, 2021	For the year ended October 31, 2021 and the period from December 1, 2019 (inception) through October 31, 2020	For the year ended October 31, 2021 and the period from December 1, 2019 (inception) through October 31, 2020
Harbor Strategic Growth Fund	For the year ended October 31, 2021	For each of the two years in the period ended October 31, 2021	For each of the three years in the period ended October 31, 2021, the period from July 1, 2017, and the period from July 1, 2016 to June 30, 2017
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Harbor Funds investment companies since 2000.
Chicago, Illinois
December 21, 2021

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Harbor Domestic Equity Funds
Fees and Expenses Example (Unaudited)

Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (if any), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2021 through October 31, 2021.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund/Class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund/Class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021
Harbor Capital Appreciation Fund
Retirement Class	0.57%
Actual		$3.09	$1,000	$1,151.70
Hypothetical (5% return)		2.91	1,000	1,022.26
Institutional Class	0.65%
Actual		$3.53	$1,000	$1,151.20
Hypothetical (5% return)		3.31	1,000	1,021.85
Administrative Class	0.90%
Actual		$4.88	$1,000	$1,149.70
Hypothetical (5% return)		4.58	1,000	1,020.55
Investor Class	1.01%
Actual		$5.47	$1,000	$1,149.20
Hypothetical (5% return)		5.14	1,000	1,019.99

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Harbor Domestic Equity Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021
Harbor Disruptive Innovation Fund
Retirement Class	0.74%
Actual		$3.77	$1,000	$1,020.55
Hypothetical (5% return)		3.77	1,000	1,021.38
Institutional Class	0.82%
Actual		$4.17	$1,000	$1,019.96
Hypothetical (5% return)		4.18	1,000	1,020.97
Administrative Class	1.06%
Actual		$5.39	$1,000	$1,018.69
Hypothetical (5% return)		5.40	1,000	1,019.73
Investor Class	1.17%
Actual		$5.95	$1,000	$1,018.12
Hypothetical (5% return)		5.95	1,000	1,019.16
Harbor Large Cap Value Fund
Retirement Class	0.61%
Actual		$3.18	$1,000	$1,062.10
Hypothetical (5% return)		3.11	1,000	1,022.05
Institutional Class	0.69%
Actual		$3.59	$1,000	$1,062.20
Hypothetical (5% return)		3.52	1,000	1,021.64
Administrative Class	0.94%
Actual		$4.88	$1,000	$1,060.40
Hypothetical (5% return)		4.79	1,000	1,020.35
Investor Class	1.05%
Actual		$5.45	$1,000	$1,059.70
Hypothetical (5% return)		5.35	1,000	1,019.78
Harbor Mid Cap Fund
Retirement Class	0.80%
Actual		$4.10	$1,000	$1,035.70
Hypothetical (5% return)		4.08	1,000	1,021.07
Institutional Class	0.88%
Actual		$4.52	$1,000	$1,035.70
Hypothetical (5% return)		4.48	1,000	1,020.66
Investor Class	1.24%
Actual		$6.35	$1,000	$1,032.90
Hypothetical (5% return)		6.31	1,000	1,018.80
Harbor Mid Cap Value Fund
Retirement Class	0.78%
Actual		$3.93	$1,000	$998.00
Hypothetical (5% return)		3.97	1,000	1,021.17
Institutional Class	0.86%
Actual		$4.34	$1,000	$998.00
Hypothetical (5% return)		4.38	1,000	1,020.76
Administrative Class	1.11%
Actual		$5.59	$1,000	$996.40
Hypothetical (5% return)		5.65	1,000	1,019.47
Investor Class	1.22%
Actual		$6.14	$1,000	$996.00
Hypothetical (5% return)		6.21	1,000	1,018.90

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Harbor Domestic Equity Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021
Harbor Small Cap Growth Fund
Retirement Class	0.78%
Actual		$3.98	$1,000	$1,025.20
Hypothetical (5% return)		3.97	1,000	1,021.17
Institutional Class	0.86%
Actual		$4.39	$1,000	$1,025.30
Hypothetical (5% return)		4.38	1,000	1,020.76
Administrative Class	1.11%
Actual		$5.67	$1,000	$1,023.60
Hypothetical (5% return)		5.65	1,000	1,019.47
Investor Class	1.23%
Actual		$6.27	$1,000	$1,023.40
Hypothetical (5% return)		6.26	1,000	1,018.85
Harbor Small Cap Value Fund
Retirement Class	0.78%
Actual		$3.93	$1,000	$998.00
Hypothetical (5% return)		3.97	1,000	1,021.17
Institutional Class	0.86%
Actual		$4.34	$1,000	$997.80
Hypothetical (5% return)		4.38	1,000	1,020.76
Administrative Class	1.11%
Actual		$5.59	$1,000	$996.40
Hypothetical (5% return)		5.65	1,000	1,019.47
Investor Class	1.23%
Actual		$6.19	$1,000	$995.70
Hypothetical (5% return)		6.26	1,000	1,018.85
Harbor Strategic Growth Fund
Retirement Class	0.63%
Actual		$3.35	$1,000	$1,109.90
Hypothetical (5% return)		3.21	1,000	1,021.95
Institutional Class	0.71%
Actual		$3.78	$1,000	$1,109.70
Hypothetical (5% return)		3.62	1,000	1,021.54
Administrative Class	0.96%
Actual		$5.10	$1,000	$1,107.80
Hypothetical (5% return)		4.89	1,000	1,020.24
Investor Class	1.07%
Actual		$5.68	$1,000	$1,107.60
Hypothetical (5% return)		5.45	1,000	1,019.68
*
Reflective of all fee waivers and expense reimbursements
**
Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

76

Harbor Domestic Equity Funds
Additional Information (Unaudited)

Additional Tax Information
The Funds designate the following portions of their distributions from investment company taxable income for the fiscal year ended October 31, 2021 as qualifying for the dividends received deduction for corporate shareholders.
Percentage of Distribution
Harbor Disruptive Innovation Fund	1%
Harbor Large Cap Value Fund	96
Harbor Mid Cap Fund	100
Harbor Mid Cap Value Fund	100
Harbor Small Cap Growth Fund	3
Harbor Small Cap Value Fund	100
Harbor Strategic Growth Fund	100
Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the fiscal year ended October 31, 2021:
Amount (000s)
Harbor Capital Appreciation Fund	$6,560,166
Harbor Disruptive Innovation Fund	65,119
Harbor Large Cap Value Fund	60,803
Harbor Mid Cap Value Fund	41
Harbor Small Cap Growth Fund	77,478
Harbor Small Cap Value Fund	13,631
Harbor Strategic Growth Fund	4,917
For the fiscal year ended October 31, 2021, each Fund designates up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If a Fund pays a distribution during calendar year 2021, complete information will be reported in conjunction with Form 1099-DIV.
Shareholders who own shares through a taxable Harbor Funds account and that received distributions from a Fund during calendar year 2021 will receive a Form 1099-DIV in January 2022 that will show the tax character of those distributions.

Proxy Voting
Harbor Funds has adopted Proxy Voting Policies and Procedures under which proxies relating to securities held by the Harbor funds are voted. In addition, Harbor Funds files Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of Harbor Funds’ Proxy Voting Policies and Procedures and the proxy voting records (Form N-PX) are available (i) without charge, upon request, by calling Harbor toll-free at 800-422-1050; (ii) on Harbor’s website at harborcapital.com; and (iii) on the SEC’s website at sec.gov.

Householding
Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy materials, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

Quarterly Portfolio Disclosures
The Funds file a complete portfolio of investments for their first and third fiscal quarters with the SEC as an exhibit to Form N-PORT. The Funds’ Form N-PORT exhibit is available (i) without charge, upon request, by calling Harbor toll-free at 800-422-1050, (ii) on Harbor’s website at harborcapital.com, and (iii) on the SEC’s website at sec.gov.

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Harbor Domestic Equity Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS
FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE investment ADVISORY AGREEMENT and NON-DISCRETIONARY MODEL PORTFOLIO PROVIDER AGREEMENTS OF Harbor DISRUPTIVE INNOVATION FUND (FORMERLY, HARBOR MID CAP GROWTH FUND)
The Investment Company Act of 1940, as amended, requires that each subadvisory agreement be approved initially, and following an initial two-year term, at least annually, by the Harbor Funds Board of Trustees (the “Board” or the “Trustees”), including a majority of the Independent Trustees voting separately.
At a meeting of the Board held on May 16-17, 2021, the Board approved a change in Harbor Mid Cap Growth Fund’s (the “Fund”) name and principal investment strategy, together with certain related changes. As a result, Wellington Management Company LLP (“Wellington”) no longer serves as the Fund’s subadviser and the Fund now employs a multi-manager approach to seek to achieve its investment objective, whereby Harbor Capital Advisors, Inc. (“Harbor Capital” or the “Adviser”), the Fund’s investment adviser, manages the Fund’s assets based upon model portfolios provided by the following non-discretionary subadvisers: 4BIO Partners LLP (“4BIO Capital”), NZS Capital, LLC (“NZS Capital”), Sands Capital Management, LLC (“Sands Capital”), Tekne Capital Management, LLC (“Tekne”) and Westfield Capital Management Company, L.P. (“Westfield”) (each a “Subadviser” and collectively the “Subadvisers”)
At the meeting, the Board, including the Independent Trustees voting separately, unanimously determined, in the exercise of their business judgment, that it was in the best interests of the Fund and its shareholders (i) to change the Fund’s principal investment strategy to invest in disruptive and innovative companies of any market capitalization, (ii) to change the Fund’s name to Harbor Disruptive Innovation Fund, and (iii) to permit the Fund to employ a multi-manager approach to achieve its investment objective, whereby Harbor Capital will manage the Fund’s assets based upon model portfolios provided by the Subadvisers, and that the terms of each new non-discretionary model portfolio provider agreement (“Subadvisory Agreement”) among Harbor Funds, on behalf of the Fund, Harbor Capital and the relevant Subadviser were fair and reasonable. Accordingly, the Trustees approved the new Subadvisory Agreements for an initial two-year term. In connection with their approval of these changes, the Trustees also approved an amended and restated Investment Advisory Agreement for the Fund with Harbor Capital to reduce the contractual management fee rate payable by the Fund. In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of Harbor Capital or each Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Fund.
The Trustees considered that Wellington, the subadviser to the Fund, had informed Harbor Capital of its intention to resign as subadviser to the Fund in 2021 to serve as subadviser to another third-party fund utilizing the same investment strategy and investment team as those of the Fund. The Trustees considered that over several recent months, Harbor Capital had evaluated various alternatives with respect to the Fund and had determined to recommend repositioning the Fund into a multi-manager, disruption innovation-themed Fund and change its name to Harbor Disruptive Innovation Fund. Harbor Capital would be responsible for selecting, overseeing and evaluating the Subadvisers to provide investment research and management services with respect to the Fund, for actively managing allocations and reallocations of the Fund’s assets among such Subadvisers, and for managing the assets of the Fund that may not be allocated to a Subadviser. Each proposed Subadviser will perform a non-discretionary role pursuant to which it will provide a model portfolio to Harbor Capital representing its investment recommendations, based upon which Harbor Capital would purchase and sell securities for the Fund.
The Trustees considered that, in recommending the five Subadvisers, Harbor Capital had conducted research on asset managers across the disruption innovation-theme universe and also relied on knowledge built from its ongoing monitoring of managers comparable to its subadvisers. That research led to the identification of 4BIO Capital, NZS Capital, Sands Capital, Tekne, and Westfield as firms in which Harbor Capital has a high degree of investment conviction. The Board considered that Harbor Capital believes that the five Subadvisers will provide the investment approach needed to help the Fund become both sustainable and vibrant over the long term. At an educational session held on April 9, 2021, a special meeting held on April 30, 2021 and at the meeting held on May 16-17, 2021, the Trustees received presentations by Harbor Capital containing information about the investment philosophy and process, proposed approach to managing the Fund’s assets, operational and trading capabilities, compliance and risk control framework with respect to such capabilities, and the professional background and experience of the proposed portfolio managers for the Fund and other investment and operations personnel. At the May 16-17, 2021 meeting, the Trustees also received presentations by each of the proposed Subadvisers containing information about their investment firms and their experience, investment philosophy and process, and operational capabilities.
Specific Factors
In considering the Fund’s proposed amended and restated Investment Advisory Agreement and the Subadvisory Agreements, the Board, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.
Among the factors considered by the Trustees were the following:

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Harbor Domestic Equity Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
That the current subadviser was expected to resign later in 2021;
Harbor Capital’s views regarding the advantages of the proposed strategy, including its attractiveness to investors seeking exposure to disruptive innovative companies and trends and its potential for favorable returns over a full market cycle;
The nature, extent, and quality of the combined services proposed to be provided by the Adviser and each Subadviser under the new strategy, including the background, education, expertise and experience of the investment professionals of: (i) Harbor Capital who would utilize the Subadviser’s model portfolios to manage the Fund’s portfolio; and (ii) the Subadvisers who would construct those model portfolios;
The extensive investment in new and existing personnel, systems and other resources Harbor Capital had made to support its management of the Fund under the new arrangement with the Subadvisers;
The qualifications and background of each Subadviser and of the Subadviser’s personnel;
The proposed fee to be charged by each Subadviser to Harbor Capital for subadvisory and model portfolio services, including the impact of any differences between the current and proposed subadvisory fees on the portion of the advisory fee to be retained by Harbor Capital, after payment of the Subadviser’s fee, for the investment management, trading, Subadviser model oversight, administration and manager-of-managers services Harbor Capital would provide;
That Harbor Capital had agreed to (i) reduce its contractual management fee rate; and (ii) lower the Fund’s expense caps through at least August 31, 2022, resulting in a significant reduction in the Fund’s net expense ratios;
The expected impact of the implementation of each Subadvisory Agreement, together with reduction in Harbor Capital’s management fee and related expense limitation undertakings on the profitability of Harbor Capital with respect to the Fund; and
Any “fall out” benefits that might inure to Harbor Capital, each Subadviser and their affiliates as a result of the implementation of the each Subadvisory Agreement.
In evaluating the nature, extent, and quality of the services to be provided by Harbor Capital, the reasonableness of the overall compensation provided under the amended and restated Investment Advisory Agreement and other considerations, the Trustees considered Harbor Capital’s ability, consistent with the manager-of-managers structure of Harbor Funds, to identify and recommend to the Trustees quality subadvisers for the Harbor Funds, to monitor and oversee the performance and investment capabilities of each subadviser, with respect to multi-manager Harbor Funds, to actively manage allocations and reallocations of a fund’s assets among the underlying subadvisers, and to recommend the replacement of a subadviser when appropriate. The Trustees also considered as relevant to their determination the depth, knowledge and experience level of the investment team, the quality of the investment process and the culture of each Subadviser.
The Board discussed the presentations by each Subadviser and the merits of appointing each Subadviser as subadviser to the Fund.
The Board considered the potential tax and financial impacts of liquidating portfolio holdings and realizing gains and incurring brokerage costs in transitioning the portfolio, and potential options for mitigating the tax consequences to Fund shareholders. The Trustees evaluated the tax ramifications of proposed changes with respect to the estimated level of net realized and unrealized gains in the portfolio following the portfolio transition based on certain assumptions with respect to the market value of the portfolio securities and expected redemptions in the portfolio. The Board considered the portion of portfolio holdings that will likely be replaced as a result of the proposed changes and the manner in which Harbor Capital proposed to manage the portfolio transition.
The Trustees also discussed other potential options for the Fund.
Subadvisory Fee. In considering the proposed subadvisory fee payable to each Subadviser pursuant to the relevant new Subadvisory Agreement, the Trustees compared the proposed fee to the fee payable to Wellington under the prior subadvisory agreement. The Trustees noted that, based on the Fund’s assets as of May 14, 2021, the effective aggregate annual fee rate for the Fund under the new Subadvisory Agreements was higher than the effective annual fee rate paid by the Adviser to Wellington under the prior subadvisory agreement. The Trustees also considered that Harbor Capital would, effective as of the effective date of the changes, (i) reduce the Fund’s contractual management fee rate and (ii) implement expense caps for the Fund through August 31, 2022, which will collectively result in a significant reduction in the Fund’s net expense ratios.
The Trustees noted that, although they were being asked to approve the amended and restated Investment Advisory Agreement for the Fund to implement the advisory fee reduction, the Trustees would nonetheless have the opportunity to perform a full review of such agreement in connection with their annual review of investment advisory and subadvisory agreements.
As a result of these deliberations, the Trustees voted to approve the new Subadvisory Agreements with each Subadviser and the amended and restated Investment Advisory Agreement for the Fund.

79

Harbor Domestic Equity Funds
Additional Information—Continued

Trustees and Officers
As of December 2021
The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.
Harbor Funds' Statement of Additional Information includes additional information about the Trust’s Trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at harborcapital.com.
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Scott M. Amero (58) Trustee	Since 2014	Chairman (2015-2020) and Trustee (2011-Present), Rare (conservation nonprofit); Trustee, Berkshire School (2014-Present); Trustee, The Nature Conservancy, Massachusetts Chapter (2018-Present); Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010), BlackRock, Inc. (publicly traded investment management firm).	34	None
Donna J. Dean (70) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (2001-2019).	34	None
Randall A. Hack (74) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (private investment firm) (2003-Present); Director of Tower Development Corporation (cell tower developer) (2009-2016); Advisory Director of Berkshire Partners (private equity firm) (2002-2013); Founder and Senior Managing Director of Nassau Capital, LLC (private investment firm, investing solely on behalf of the Princeton Endowment) (1995-2001); and President of The Princeton University Investment Company (1990-1994).	34	None
Robert Kasdin (63) Trustee	Since 2014	Senior Vice President and Chief Operating Officer (2015-Present) and Chief Financial Officer (2018-Present), Johns Hopkins Medicine; Senior Executive Vice President, Columbia University (2002-2015); Trustee and Member of the Finance Committee, National September 11 Memorial & Museum at the World Trade Center (2005-2019); Director, Apollo Commercial Real Estate Finance, Inc. (2014-Present); and Director and Executive Committee Member, The Y in Central Maryland (2018-Present).	34	Director of Apollo Commercial Real Estate Finance, Inc. (2014-Present).
Kathryn L. Quirk (69) Trustee	Since 2017
Vice President, Senior Compliance Officer and Head, U.S. Regulatory
Compliance, Goldman Sachs Asset Management (2013-2017); Deputy
Chief Legal Officer, Asset Management, and Vice President and
Corporate Counsel, Prudential Insurance Company of America
(2010-2012); Co-Chief Legal Officer, Prudential Investment
Management, Inc., and Chief Legal Officer, Prudential Investments
and Prudential Mutual Funds (2008-2012); Vice President and
Corporate Counsel and Chief Legal Officer, Mutual Funds, Prudential
Insurance Company of America, and Chief Legal Officer, Prudential
Investments (2005-2008); Vice President and Corporate Counsel and
Chief Legal Officer, Mutual Funds, Prudential Insurance Company
of America (2004-2005); Member, Management Committee
(2000-2002), General Counsel and Chief Compliance Officer, Zurich
Scudder Investments, Inc. (1997-2002).
			34	None
Douglas J. Skinner (59) Trustee	Since 2020	Professor of Accounting (2005-Present), Deputy Dean for Faculty (2015-2016, 2017-Present), Interim Dean (2016-2017), University of Chicago Booth School of Business.	34	None

80

Harbor Domestic Equity Funds
Additional Information—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES—Continued
Ann M. Spruill (67) Trustee	Since 2014	Partner (1993-2008), member of Executive Committee (1996-2008), Member Board of Directors (2002-2008), Grantham, Mayo, Van Otterloo & Co, LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Public Equities, Museum of Fine Arts, Boston (2000-2020); and Trustee, Financial Accounting Foundation (2014-2020).	34	None
INTERESTED TRUSTEE
Charles F. McCain (52)* Chairman, Trustee and President	Since 2017
Chief Executive Officer (2017-Present), Director (2007-Present),
President and Chief Operating Officer (2017), Executive Vice President
and General Counsel (2004-2017), and Chief Compliance Officer
(2004-2014), Harbor Capital Advisors, Inc.; Director and Chairperson
(2019-Present), Harbor Trust Company, Inc.; Director (2007-Present)
and Chief Compliance Officer (2004-2017), Harbor Services Group,
Inc.; Chief Executive Officer (2017-Present), Director (2007-Present),
Chief Compliance Officer and Executive Vice President (2007-2017),
Harbor Funds Distributors, Inc.; and Chief Compliance Officer, Harbor
Funds (2004-2017).
			34	None

Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**
Erik D. Ojala (46) Chief Compliance Officer	Since 2017
Executive Vice President and General Counsel (2017-Present) and Secretary (2010-Present); Senior
Vice President and Associate General Counsel (2007-2017), Harbor Capital Advisors, Inc.; Director
and Secretary (2019-Present), Harbor Trust Company, Inc.; Director, Executive Vice President
(2017-Present) and Chief Compliance Officer (2017-2021), Harbor Funds Distributors, Inc.; Director
(2017-Present) and Assistant Secretary (2014-Present), Harbor Services Group, Inc.; and AML Compliance
Officer (2010-2017) and Vice President and Secretary (2007-2017), Harbor Funds.

Anmarie S. Kolinski (50) Treasurer	Since 2007
Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.;
Director and Treasurer (2019-Present), Harbor Trust Company, Inc.; Chief Financial Officer (2007-Present),
Harbor Services Group, Inc.; and Chief Financial Officer (2015-Present) and Treasurer (2012-Present),
Harbor Funds Distributors, Inc.

Kristof M. Gleich (42) Vice President	Since 2019
President (2018-Present) and Chief Investment Officer (2020), Harbor Capital Advisors, Inc.; Director,
Vice Chairperson, President (2019-Present) and Chief Investment Officer (2020-Present), Harbor Trust
Company, Inc.; and Managing Director, Global Head of Manager Selection (2010-2018), JP Morgan
Chase & Co.

Gregg M. Boland (58) Vice President	Since 2019
Executive Vice President (2020-Present), Vice President (2019-2020), Harbor Capital Advisors, Inc.;
President (2019-Present), Senior Vice President – Operations (2016-2019), and Vice President – Operations
(2007-2015), Harbor Services Group, Inc.; and Senior Vice President, AML Compliance Officer, and
OFAC Officer (2019-Present), Harbor Funds Distributors, Inc.

Diana R. Podgorny (42) Secretary	Since 2018
Senior Vice President and Assistant General Counsel (2020-Present), Vice President and Assistant
General Counsel (2017-2020), Harbor Capital Advisors, Inc.; Director and Vice President (2020 –
Present), Harbor Trust Company, Inc.; Vice President and Counsel, AMG Funds LLC (2016-2017);
Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-2017);
Assistant Secretary, AMG Funds IV (2010-2017); and Vice President and Counsel, Aston Asset
Management, LLC (2010-2016).

Jodie L. Crotteau (49) Assistant Secretary	Since 2014
Senior Vice President and Chief Compliance Officer, Harbor Capital Advisors, Inc. (2014-Present);
Chief Compliance Officer and AML/OFAC Officer (2019-Present), Harbor Trust Company, Inc.; Chief
Compliance Officer and Secretary (2017-present) and Assistant Secretary (2015-2016), Harbor Services
Group, Inc.; Chief Compliance Officer (2021-present) and Assistant Secretary (2016-present), Harbor
Funds Distributors, Inc.; Vice President and Chief Compliance Officer, Grosvenor Registered Funds
(2011-2014); and Vice President, Grosvenor Capital Management, L.P. (2010-2014).

81

Harbor Domestic Equity Funds
Additional Information—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**—Continued
Lana M. Lewandowski (42) AML Compliance Officer and Assistant Secretary	Since 2017	Legal & Compliance Manager (2016-Present) and Legal Specialist (2012-2015), Harbor Capital Advisors, Inc.
Lora A. Kmieciak (57) Assistant Treasurer	Since 2017
Senior Vice President – Fund Administration and Analysis (2017-Present), Senior Vice President -
Business Analysis (2015-2017), Harbor Capital Advisors, Inc.; Vice President (2020 – Present), Harbor
Trust Company, Inc.; and Assurance Executive Director, Ernst & Young LLP (1999-2015).

John M. Paral (53) Assistant Treasurer	Since 2013	Director of Fund Administration and Analysis (2017-Present), Vice President (2012-Present) and Financial Reporting Manager (2007-2017), Harbor Capital Advisors, Inc.

1
Each Trustee serves for an indefinite term, until his or her successor is elected. Each Officer is elected annually.
*
Mr. McCain is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**
Officers of the Funds are “interested persons” as defined in the Investment Company Act.

82

This Privacy Statement Is Not Part of This Report
Harbor’s Privacy Statement

Rev. 09/2021
FACTS	WHAT DOES HARBOR DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us.
This information can include:
■ Social Security number
■ Account balances and transaction history
■ Assets and investment experience
■ Wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Harbor chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Harbor share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-422-1050 or go to harborcapital.com

83

Harbor’s Privacy Statement—Continued

Who we are
Who is providing this notice?	Harbor Capital Advisors, Inc.; Harbor Services Group; Inc.; Harbor Funds Distributors, Inc., Harbor Trust Company, Inc., Harbor Funds, Harbor ETF Trust (collectively, “Harbor”)
What we do
How does Harbor protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We maintain physical, electronic and procedural safeguards designed to protect your personal information; however, please be aware that no data security measures can guarantee 100% security.

How does Harbor collect my personal information?
We collect your personal information, for example, when you
■ Open an account or make transactions on your account
■ Give us your contact information or income information
■ Tell us about your investment or retirement portfolio
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes—information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include the financial companies providing this notice, as well as other companies under our parent company, ORIX Corporation.

Nonaffiliates
Companies not related by common ownership or control. They can be financial and nonfinancial companies.
■ Nonaffiliates we share with can include companies that perform support services on our behalf or other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms (to support our marketing to you), as well as other financial institutions.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Harbor doesn’t jointly market.
Other important information
Notice to investors in California and Vermont
Under California and Vermont law, we will not share information we collect about you with outside companies, unless the law allows. For example, we may share information with your consent, to service your accounts, and in connection with legal proceedings.
We will limit sharing among our companies to the extent required by applicable law.

We recommend that you read and retain this notice for your personal files.

84

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85

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86

For more information
Trustees & Officers
Charles F. McCain
Chairman, President & Trustee
Scott M. Amero
Trustee
Donna J. Dean
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Kathryn L. Quirk
Trustee
Douglas J. Skinner
Trustee
Ann M. Spruill
Trustee
Erik D. Ojala
Chief Compliance Officer
Anmarie S. Kolinski
Treasurer
Kristof M. Gleich
Vice President
Gregg M. Boland
Vice President
Diana R. Podgorny
Secretary
Jodie L. Crotteau
Assistant Secretary
Lana M. Lewandowski
AML Compliance Officer
& Assistant Secretary
Lora A. Kmieciak
Assistant Treasurer
John M. Paral
Assistant Treasurer

Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor
Harbor Funds Distributors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Services
Harbor Services Group, Inc.
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
FD.AR.DE.1021

Annual Report
INTERNATIONAL & GLOBAL FUNDS
October 31, 2021
International & Global Funds	Retirement Class	Institutional Class	Administrative Class	Investor Class

Harbor Diversified International All Cap Fund	HNIDX	HAIDX	HRIDX	HIIDX
Harbor Emerging Markets Equity Fund	HNEMX	HAEMX	HREMX	HIEEX
Harbor Focused International Fund	HNFRX	HNFSX	HNFDX	HNFIX
Harbor Global Leaders Fund	HNGIX	HGGAX	HRGAX	HGGIX
Harbor International Fund	HNINX	HAINX	HRINX	HIINX
Harbor International Growth Fund	HNGFX	HAIGX	HRIGX	HIIGX
Harbor International Small Cap Fund	HNISX	HAISX	HRISX	HIISX
Harbor Overseas Fund	HAORX	HAOSX	HAOAX	HAONX

This document must be preceded or accompanied by a Prospectus.

Letter from the Chairman

Charles F. McCain
Chairman
Dear Fellow Shareholder:
Over the past year we have experienced bouts of both real optimism and real disappointment. As summer began, there was a sense that we had finally turned the corner on COVID-19 with widespread vaccine availability and rapidly declining rates of new infections. We dared to dream about what a post-COVID-19 return to normalcy could look like. And then the delta variant arrived bringing a frustrating and sustained rise in new cases across the world. With all the loss that so many had experienced already from COVID-19, could we maintain our collective resolve in the face of this significant setback?
Fortunately, as summer turned to fall, we witnessed the resilience of the human spirit. We were better prepared as a nation this time to handle this delta variant surge, although our progress has certainly been uneven. We benefited from higher vaccination rates, generous federal stimulus programs that lifted consumer spending across the income spectrum and a return to in-person schooling for most that helped both children and families re-establish routines.
Through all these ups and downs, U.S. and global equity markets posted strong returns over the past 12 months. Value stocks led growth over the one-year period but lagged over longer time periods. Similarly, small caps outperformed large caps, while large caps continued to lead over longer time periods. In contrast, bond markets faced headwinds from rising interest rates, pushing Treasury bonds and the Bloomberg U.S. Aggregate Bond Index into negative territory. Corporate bonds were a lone bright spot, managing to post positive results for the fiscal year.
Investors continue to seek income wherever they can find it in today’s low-yield environment. However, over the course of the past year, interest rates have been increasing, with the 10-year U.S. Treasury yield more than doubling since it bottomed in August 2020. Rising rates have been in response to the likely prospect of the Fed beginning to taper its asset purchases soon, and potentially raising rates by the middle of 2022.
As we close out fiscal year 2021, there are four significant issues that must be addressed going forward: the supply shortages stemming from burgeoning consumer demand and supply-chain disruptions, ongoing labor shortages, rising prices (and the specter of inflation), and the persistence of the Delta and other potential new variants.
Harbor believes that the trajectory of the economic recovery will remain uneven for the foreseeable future, given the headwinds mentioned above. That’s why it’s so important for investors to focus on practical solutions to manage inevitable market volatility. Drawing upon the expertise of experienced, active portfolio managers is one way to help investors to achieve their long-term investment goals. We’re confident that Harbor together with our investment partners will continue to execute our strategies in a disciplined and thoughtful manner to benefit shareholders over the long haul.
In fact, we believe that a challenging and volatile market environment is actually good news for active managers, because it allows us to add potential value and pull ahead of the pack. Our research shows that the difference between top-performing and bottom-performing active managers, across major asset classes from U.S. large cap and small cap to foreign large cap and emerging markets, is at its highest level in 20 years.
I hope you and your families will fare well over the coming year. Thank you for your confidence and continued investment in Harbor Funds.

December 21, 2021

Charles F. McCain
Chairman

1

Harbor Diversified International All Cap Fund
Manager’s Commentary (Unaudited)

Subadviser
Marathon Asset Management Limited
Orion House
5 Upper St. Martin’s Lane
London, WC2H 9EA
England
Portfolio Managers
Neil M. Ostrer
Since 2015
Charles Carter
Since 2015
Nick Longhurst
Since 2015
William J. Arah
Since 2015
Simon Somerville
Since 2016
Alex Duffy
Since 2021
Robert Anstey, CFA
Since 2015
Justin Hill
Since 2021
Marathon Asset Management Limited (Marathon-London) has subadvised the Fund since 2015.
Investment Objective
The Fund seeks long-term growth of capital.
Management’s Discussion of
Fund Performance
Market Review
The period since October 31, 2020, displayed strong market performance. There was a notable change in style leadership in equity markets that took place around November 9, 2020 with the announcement of an effective COVID-19 vaccine. For years, the market has been led mainly by mega-cap companies, which are typically either growth businesses or reliable income generators (“bond proxies”). This began to change in November, initially in Europe and subsequently spreading to all other major markets. The value area of the market and smaller capitalization companies (and particularly those businesses which are both) began to outperform. The trend has not been constant over the period, with growth outpacing value from late-June to mid-August, and the disparity in valuations between the growth and value segments of the market remains high from a historical perspective, reflecting the extremes that had been reached.
Cyclical industries, such as Energy, Financials and Information Technology have been the key beneficiaries over the period, with more defensive sectors, including Consumer Staples and Utilities, performing relatively weakly. However, Communication Services was the weakest sector, as a number of Chinese Internet stocks performed poorly. Many of these companies have been hit by increasing regulatory scrutiny and state intervention over the course of 2021, which may have led to a negative impact on share prices.
The MSCI All Country World Ex-United States (ACWI ex-U.S.) Index performed well and returned 29.66% (in USD terms) over the 12-month period to October 31st. On a regional basis, Canada, which averaged 6.78% of the index, led the way returning 49.05% (in USD terms), followed by European markets, which returned 40.93% (in USD terms) and averaged 39.77% of the MSCI ACWI ex-U.S. Index over the period. Developed Asian ex-Japan markets (Australia, Hong Kong, Singapore and New Zealand), which constituted 7.30% of the Index on average over the period, were also strong performers during the 12-month period returning 30.60% (in USD terms). Japanese and Emerging Markets performance was not so strong in absolute terms, returning 19.88% (in USD terms with an average weight of 15.20% of the Index) and 16.96% (in USD terms with an average weight of 30.58% of the Index) respectively. However, Emerging Markets performance largely reflects the drag from China, which at 11.49% of the ACWI ex-US represents more than a third of the Emerging Markets exposure in the Fund and which fell by -9.21% (in USD terms) over the period.
Performance
Harbor Diversified International All Cap Fund returned 36.32% (Retirement Class), 36.12% (Institutional Class), 35.76% (Administrative Class) and 35.56% (Investor Class), while the MSCI All Country World Ex. U.S. (ND) Index returned 29.66% during the annual period ended October 31, 2021. Returns were driven by stock selection in Emerging Markets and Canada. Looking at sector effects, stock selection was the driver of returns once again, with sector allocations effects resulting in a small drag. Currency was also supportive as the U.S. Dollar weakened. The portfolio’s overweight in Industrials and its underweight position to Utilities were beneficial to performance, but the underweight to Energy and overweight to Consumer Staples were not. Stock selection was particularly strong amongst stocks in the Consumer Discretionary, Communication Services and Financials sectors.
At the stock level, shares in BlackBerry, the technology company once famed for its handsets, soared during the first quarter of 2021. Amateur online investors, informally known as ‘Reddit traders’, placed ‘bets’ against short sellers of the stock via a ‘short squeeze’ trading strategy, along with the likes of GameStop, resulting in the share price rising dramatically. This resulted in the valuation substantially exceeding Marathon’s target, and anything reasonably supported by fundamental analysis, so the position was sold. The position in Greek bank, Eurobank Ergasias, performed strongly over the period. The company announced good results, progress on non-performing loans, surprisingly high levels of re-payment resumption for loans put into moratorium during the COVID-19 lockdowns and even plans to look abroad for potential acquisitions. Shares in U.K.-domiciled Entain benefited from a takeover bid at the beginning

2

Harbor Diversified International All Cap Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/02/2015 through 10/31/2021
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the MSCI All Country World Ex. U.S. (ND) Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2021
	1 Year	Annualized
		5 Years	Life of Fund
Harbor Diversified International All Cap Fund
Retirement Class[1,2]	36.32%	9.87%	7.76%
Institutional Class[1]	36.12	9.78	7.68
Administrative Class[1]	35.76	9.50	7.41
Investor Class[1]	35.56	9.38	7.29
Comparative Index
MSCI All Country World Ex. U.S. (ND)	29.66%	9.77%	8.12%
As stated in the Fund’s prospectus dated March 1, 2021, the expense ratios were 0.72% (Net) and 0.85% (Gross) (Retirement Class); 0.80% (Net) and 0.93% (Gross) (Institutional Class); 1.05% (Net) and 1.18% (Gross) (Administrative Class); 1.16% (Net) and 1.29% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2022. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.
of 2021 prior to a new bid from recently listed U.S. e-sports business, DraftKings, in the third quarter. Whether this bid is ultimately successful or not, it illustrates a key part of our ongoing investment thesis for the industry, which appears ripe for consolidation in our view. Not holding Alibaba and Tencent was also a major contributor to outperformance over the year. Anti-trust investigations, fines and regulatory measures imposed by the Chinese government caused many investors to reassess their holdings in these businesses and their share prices fell substantially as a result.
Amongst stocks which negatively impacted performance over the period we find Barrick Gold, the Canadian gold miner. The gold price weakened over the course of 2021 to date after a strong 2020, and Barrick’s share price has followed it, weighing on the portfolio. HomeServe, the U.K.-based building maintenance business, also impacted returns. Danish medical device maker, Coloplast, performed comparatively poorly over the period. While profits have been resilient, Coloplast has seen some impact from a decline in elective procedures, and, though shares have increased in value, they have not matched the pace of the index. ASML Holding, the Dutch lithography company in which the portfolio is underweight, developed a new way to create more efficient semiconductor chips, extreme ultraviolet lithography, and has had a solid run, which we believe is a result of its effective monopoly on this technology.
Outlook & Strategy
Marathon London remains committed to the implementation of our bottom-up analytical efforts within the capital cycle investment framework and, therefore, are seeking to invest in companies that exhibit favorable supply side dynamics with management teams that have a track record of allocating capital efficiently. Developments over the last two years highlight the shortfalls of expending too much energy on forecasted outlooks; the Portfolio Managers are not looking to react to market volatility, rather placing emphasis on trusting the longstanding investment process that they have been committed to over their 35 plus year history with low levels of investment turnover. Having said that, the reversal in the prevailing trend from growth and large cap to value and smaller cap names has been very clear. It remains to be seen whether the rotation represents an ongoing change in the long-term trend or a short-term interruption to it. However, in your manager’s view, history suggests that valuation differentials, which remain historically high, may revert to the mean (then overshoot) given time.
1
The “Life of Fund” return as shown reflects the period 11/02/2015 through 10/31/2021.
2
Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.

All international and global returns are in U.S. Dollars.
This report contains the current opinions of Marathon Asset Management Limited as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved.  Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

3

Harbor Diversified International All Cap Fund
Portfolio of Investments—October 31, 2021

REGION BREAKDOWN (% of investments) -Unaudited
(Excludes short-term investments)

| | | | |
|---|---|---|---|
| **Europe** | **44.9%** | **Middle East/Central Asia** | **5.1%** |
| United Kingdom | 16.9% | India | 5.1% |
| France | 5.4% | **Africa** | **3.0%** |
| Denmark | 4.1% | South Africa | 3.0% |
| Germany | 3.9% | **Latin America** | **1.5%** |
| Switzerland | 3.7% | Peru | 0.7% |
| Netherlands | 2.6% | Mexico | 0.4% |
| Sweden | 1.9% | Brazil | 0.4% |
| Italy | 1.6% | | |
| Spain | 1.1% | | |
| Russia | 1.0% | | |
| Norway | 0.9% | | |
| Finland | 0.7% | | |
| Ireland | 0.5% | | |
| Austria | 0.4% | | |
| Belgium | 0.2% | | |
| **Pacific Basin** | **36.2%** | | |
| Japan | 14.8% | | |
| Taiwan | 5.1% | | |
| China | 4.7% | | |
| Hong Kong | 3.8% | | |
| Australia | 3.8% | | |
| Singapore | 1.5% | | |
| South Korea | 1.5% | | |
| Indonesia | 0.9% | | |
| New Zealand | 0.1% | | |
| **North America** | **9.3%** | | |
| Canada | 9.1% | | |
| United States | 0.2% | | |

The Fund’s Portfolio of Investments include investments denominated in foreign currencies. As of October 31, 2021, there was no foreign currency denomination that comprised more than 25% of the Fund’s net assets.

Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands
COMMON STOCKS—96.9%
Shares		Value
AEROSPACE & DEFENSE—0.8%
20,233	Airbus SE (France)*	$2,596
350,775	BAE Systems plc (United Kingdom)	2,645
1,538,715	Rolls-Royce Holdings plc (United Kingdom)*	2,777
13,505	Thales SA (France)	1,246
		9,264
AIR FREIGHT & LOGISTICS—0.1%
26,915	Oesterreichische Post AG (Austria)	1,136
AIRLINES—0.5%
171,854	Air Canada (Canada)*	3,082
COMMON STOCKS—Continued
Shares		Value
AIRLINES—Continued
247,779	EasyJet plc (United Kingdom)*	$2,112
330,426	Qantas Airways Ltd. (Australia)*	1,338
		6,532
AUTO COMPONENTS—0.9%
53,700	Bridgestone Corp. (Japan)	2,376
269,165	Gestamp Automocion SA (Spain)*,1	1,204
47,125	GUD Holdings Ltd. (Australia)	436
209,127	Johnson Electric Holdings Ltd. (Hong Kong)	463
15,600	Koito Manufacturing Co. Ltd. (Japan)	885
35,017	Magna International Inc. (Canada)	2,848

4

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands
COMMON STOCKS—Continued
Shares		Value
AUTO COMPONENTS—Continued
64,400	Sumitomo Electric Industries Ltd. (Japan)	$ 855
16,800	Toyota Industries Corp. (Japan)	1,428
		10,495
AUTOMOBILES—0.8%
31,117	Bayerische Motoren Werke AG (Germany)	3,144
377,800	Toyota Motor Corp. (Japan)	6,666
		9,810
BANKS—8.7%
225,885	Australia & New Zealand Banking Group Ltd. (Australia)	4,807
19,765,500	Bank Central Asia TBK PT (Indonesia)	10,452
681,194	Bank of Ireland Group plc (Ireland)*	4,058
67,101	Bank of Nova Scotia (Canada)	4,399
3,619,785	Barclays plc (United Kingdom)	9,989
122,297	BNP Paribas SA (France)	8,186
974,512	CaixaBank SA (Spain)	2,801
32,809	Capitec Bank Holdings Ltd. (South Africa)	3,665
40,901	Close Brothers Group plc (United Kingdom)	806
23,790	Danske Bank AS (Denmark)	403
198,847	DBS Group Holdings Ltd. (Singapore)	4,647
96,753	DNB Bank ASA (Norway)[2]	2,302
41,400	Fukuoka Financial Group Inc. (Japan)	744
225,621	HDFC Bank Ltd. ADR (India)[3]	16,224
221,962	HSBC Holdings plc (Hong Kong)	1,336
288,135	Intesa Sanpaolo SpA (Italy)	819
10,824,311	Lloyds Banking Group plc (United Kingdom)	7,408
1,129,100	Resona Holdings Inc. (Japan)	4,242
314,701	Standard Chartered plc (United Kingdom)	2,128
54,100	Sumitomo Mitsui Financial Group Inc. (Japan)	1,755
81,200	Sumitomo Mitsui Trust Holdings Inc. (Japan)	2,671
316,831	Svenska Handelsbanken AB (Sweden)	3,632
366,905	UniCredit SpA (Italy)	4,850
128,682	United Overseas Bank Ltd. (Singapore)	2,558
		104,882
BEVERAGES—2.2%
38,822	Anheuser-Busch InBev SA (Belgium)	2,375
2,500	Asahi Group Holdings Ltd. (Japan)	113
17,766	Carlsberg AS (Denmark)	2,933
32,571	Coca-Cola Europacific Partners plc (United States)*	1,715
140,683	Davide Campari-Milano NV (Italy)	1,998
112,388	Diageo plc (United Kingdom)	5,591
290,734	East African Breweries Ltd. (Kenya)*	437
45,594	Heineken NV (Netherlands)	5,047
304,200	Kirin Holdings Co. Ltd. (Japan)	5,295
4,280	Pernod Ricard SA (France)	985
17,000	Suntory Beverage & Food Ltd. (Japan)	660
		27,149
BUILDING PRODUCTS—1.4%
227,961	Assa Abloy AB Class B (Sweden)	6,689
8,697	Geberit AG (Switzerland)	6,792
257,789	GWA Group Ltd. (Australia)	529
106,800	LIXIL Group Corp. (Japan)	2,744
		16,754
CAPITAL MARKETS—2.7%
333,276	3i Group plc (United Kingdom)	6,224
218,259	Brookfield Asset Management Inc. (Canada)	13,178
125,900	Daiwa Securities Group Inc. (Japan)	707
154,095	IG Group Holdings plc (United Kingdom)	1,672
COMMON STOCKS—Continued
Shares		Value
CAPITAL MARKETS—Continued
4,874	Industrivarden AB Class A (Sweden)	$ 161
21,500	JAFCO Group Co. Ltd. (Japan)	1,362
8,400	Japan Exchange Group Inc. (Japan)	199
505,612	Jupiter Fund Management plc (United Kingdom)	1,732
589,400	Nomura Holdings Inc. (Japan)	2,807
21,768	Rathbone Brothers plc (United Kingdom)	585
143,423	St. James's Place plc (United Kingdom)	3,098
34,348	UBS Group AG (Switzerland)	625
		32,350
CHEMICALS—1.0%
136,200	Air Water Inc. (Japan)	2,084
62,013	BASF SE (Germany)	4,463
30,800	Nissan Chemical Corp. (Japan)	1,714
1,600	Nitto Denko Corp. (Japan)	125
88,952	Orica Ltd. (Australia)	1,021
400	Shin-Etsu Chemical Co. Ltd. (Japan)	71
18,400	Sumitomo Bakelite Co. Ltd. (Japan)	827
19,700	Tokyo Ohka Kogyo Co. Ltd. (Japan)	1,253
		11,558
COMMERCIAL SERVICES & SUPPLIES—1.6%
12,900	AEON Delight Co. Ltd. (Japan)	396
266,416	Brambles Ltd. (Australia)	2,021
1,302,720	Cleanaway Waste Management Ltd. (Australia)	2,649
27,464	Elis SA (France)*	521
352,397	HomeServe plc (United Kingdom)	4,117
81,896	Ritchie Bros Auctioneers Inc. (Canada)	5,598
16,100	Secom Co. Ltd. (Japan)	1,098
1,264,476	Serco Group plc (United Kingdom)	2,184
14,800	Sohgo Security Services Co. Ltd. (Japan)	633
		19,217
CONSTRUCTION & ENGINEERING—1.0%
51,923	Boskalis Westminster NV (Netherlands)	1,549
22,728	Ferrovial SA (Spain)	717
173,400	Infroneer Holdings Inc. (Japan)	1,436
391,100	Obayashi Corp. (Japan)	3,302
259,500	Penta-Ocean Construction Co. Ltd. (Japan)	1,788
137,600	Snc-Lavalin Group Inc. (Canada)	3,701
		12,493
CONSTRUCTION MATERIALS—1.1%
17,534	CRH plc (Ireland)	839
276,374	Fletcher Building Ltd. (New Zealand)	1,421
59,893	Holcim Ltd. (Switzerland)*	2,988
6,220	Imerys SA (France)	270
40,171	James Hardie Industries PLC CDI (Australia)*,3	1,578
149,400	Taiheiyo Cement Corp. (Japan)	3,174
9,655	Vicat SA (France)	412
86,431	Wienerberger AG (Austria)	3,060
		13,742
CONSUMER FINANCE—0.2%
355,187	International Personal Finance plc (United Kingdom)	619
391,191	Non-Standard Finance plc (United Kingdom)*,1	21
257,393	Provident Financial plc (United Kingdom)*	1,300
		1,940

5

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands
COMMON STOCKS—Continued
Shares		Value
CONTAINERS & PACKAGING—0.4%
574,387	DS Smith plc (United Kingdom)	$3,013
133,500	Toyo Seikan Group Holdings Ltd. (Japan)	1,585
		4,598
DISTRIBUTORS—0.2%
268,442	Inchcape plc (United Kingdom)	3,030
DIVERSIFIED FINANCIAL SERVICES—1.1%
1,475,834	AMP Ltd. (Australia)*	1,207
794,050	Chailease Holding Co. Ltd. (Taiwan)	7,605
169,801	Challenger Ltd. (Australia)	892
22,838	Macquarie Group Ltd. (Australia)	3,372[x]
		13,076
DIVERSIFIED TELECOMMUNICATION SERVICES—1.5%
48,187	BCE Inc. (Canada)	2,481
87,773	Deutsche Telekom AG (Germany)	1,632
751,130	Koninklijke KPN NV (Netherlands)	2,244
284,600	Nippon Telegraph & Telephone Corp. (Japan)	7,974
907,800	Singapore Telecommunications Ltd. (Singapore)	1,684
659,306	Telstra Corp. Ltd. (Australia)	1,906
		17,921
ELECTRIC UTILITIES—0.3%
27,376	Orsted AS (Denmark)[1]	3,867
ELECTRICAL EQUIPMENT—2.8%
116,714	ABB Ltd. (Switzerland)	3,861
286,478	Havells India Ltd. (India)*	4,860
60,037	Legrand SA (France)	6,550
7,100	Mabuchi Motor Co. Ltd. (Japan)	245
63,900	Mitsubishi Electric Corp. (Japan)	858
28,831	Schneider Electric SE (France)	4,971
971,850	TECO Electric and Machinery Co. Ltd. (Taiwan)	1,056
276,991	Vestas Wind Systems AS (Denmark)	11,974
		34,375
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.0%
138,000	Chroma ATE Inc. (Taiwan)	901
684,315	Delta Electronics Inc. (Taiwan)	6,041
25,100	Kyocera Corp. (Japan)	1,469
12,000	Omron Corp. (Japan)	1,148
4,900	Shimadzu Corp. (Japan)	199
58,900	TDK Corp. (Japan)	2,141
		11,899
ENERGY EQUIPMENT & SERVICES—0.3%
308,623	John Wood Group plc (United Kingdom)*	900
50,013	Petrofac Ltd. (United Kingdom)*	89
12,503	Petrofac Ltd. (United Kingdom)*	2[x]
1,102,634	Saipem SpA (Italy)*	2,416
6,362	Technip Energies NV (France)*	98
31,091	TechnipFMC plc (France)*	231
		3,736
ENTERTAINMENT—0.9%
27,008	CTS Eventim AG & Co. KGaA (Germany)*	1,964
5,900	Konami Holdings Corp. (Japan)	325
61,213	Modern Times Group MTG AB Class B (Sweden)*	702
1,300	Nexon Co. Ltd. (Japan)	22
2,200	Nintendo Co. Ltd. (Japan)	971
COMMON STOCKS—Continued
Shares		Value
ENTERTAINMENT—Continued
17,358	Sea Ltd. ADR (Singapore)*,3	$5,964
22,500	Toho Co. Ltd. (Japan)	1,057
		11,005
FOOD & STAPLES RETAILING—3.0%
131,758	Alimentation Couche-Tard Inc. (Canada)	4,942
244,287	Bid Corp. Ltd. (South Africa)	5,236
263,418	Clicks Group Ltd. (South Africa)	4,817
110,547	Koninklijke Ahold Delhaize NV (Netherlands)	3,596
78,423	Loblaw Cos. Ltd. (Canada)	5,898
23,600	Matsumotokiyoshi Holdings Co. Ltd. (Japan)	1,046
268,987	Metcash Ltd. (Australia)	829
73,000	Seven & I Holdings Co. Ltd. (Japan)	3,065
18,500	Sundrug Co. Ltd. (Japan)	542
568,894	Tesco plc (United Kingdom)	2,101
108,019	X5 Retail Group NV GDR (Russia)[3]	3,677
		35,749
FOOD PRODUCTS—1.9%
10,400	Calbee Inc. (Japan)	268
1,676,000	China Mengniu Dairy Co. Ltd. (China)*	10,664
1,810,300	Delfi Ltd. (Singapore)	1,033
221,035	Devro plc (United Kingdom)	652
824,000	First Pacific Co. Ltd. (Hong Kong)	329
24,600	Fuji Oil Holdings Inc. (Japan)	577
50,700	Megmilk Snow Brand Co. Ltd. (Japan)	981
7,300	Meiji Holdings Co. Ltd. (Japan)	461
36,700	NH Foods Ltd. (Japan)	1,290
104,500	Nippon Suisan Kaisha Ltd. (Japan)	594
55,500	Toyo Suisan Kaisha Ltd. (Japan)	2,391
31,188	Viscofan SA (Spain)	2,133
20,300	Yakult Honsha Co. Ltd. (Japan)	1,026
		22,399
HEALTH CARE EQUIPMENT & SUPPLIES—2.5%
46,179	Coloplast AS Class B (Denmark)	7,542
1,194,132	ConvaTec Group plc (United Kingdom)[1]	3,494
88,703	Demant AS (Denmark)*	4,300
52,328	Getinge AB Class B (Sweden)	2,342
64,752	GN Store Nord AS (Denmark)	3,935
1,000	Hoya Corp. (Japan)	147
34,700	Japan Lifeline Co. Ltd. (Japan)	374
69,571	Koninklijke Philips NV (Netherlands)	3,282
11,500	Olympus Corp. (Japan)	249
37,801	Smith & Nephew plc (United Kingdom)	653
8,259	Sonova Holding AG (Switzerland)	3,422
		29,740
HEALTH CARE PROVIDERS & SERVICES—0.7%
61,500	Alfresa Holdings Corp. (Japan)	867
27,223	Amplifon SpA (Italy)	1,385
63,147	Fresenius Medical Care AG & Co. KGaA (Germany)	4,195
87,700	MediPAL Holdings Corp. (Japan)	1,587
15,900	Ship Healthcare Holdings Inc. (Japan)	417
		8,451
HOTELS, RESTAURANTS & LEISURE—2.9%
37,777	Aristocrat Leisure Ltd. (Australia)	1,340
45,540	Carnival plc (United Kingdom)*	919
301,244	Compass Group plc (United Kingdom)*	6,393
272,471	Entain plc (United Kingdom)*	7,635
43,916	Flutter Entertainment plc (United Kingdom)*	8,288
299,000	Galaxy Entertainment Group Ltd. (Hong Kong)*	1,609

6

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands
COMMON STOCKS—Continued
Shares		Value
HOTELS, RESTAURANTS & LEISURE—Continued
10,456	InterContinental Hotels Group plc (United Kingdom)*	$ 732
53,984	Playtech plc (United Kingdom)*	514
1,251,243	SSP Group plc (United Kingdom)*	4,408
805,473	TUI AG (Germany)*	2,679
		34,517
HOUSEHOLD DURABLES—0.4%
95,536	Barratt Developments plc (United Kingdom)	867
47,700	Casio Computer Co. Ltd. (Japan)	675
4,800	Rinnai Corp. (Japan)	493
65,400	Sekisui Chemical Co. Ltd. (Japan)	1,075
1,200	Sony Group Corp. (Japan)	139
787,046	Taylor Wimpey plc (United Kingdom)	1,665
		4,914
HOUSEHOLD PRODUCTS—0.4%
14,500	Lion Corp. (Japan)	242
61,854	Reckitt Benckiser Group plc (United Kingdom)	5,021
		5,263
INDUSTRIAL CONGLOMERATES—1.8%
69,000	CK Hutchison Holdings Ltd. (Hong Kong)	463
35,029	DCC plc (United Kingdom)	2,923
247,300	Hitachi Ltd. (Japan)	14,250
54,900	Jardine Matheson Holdings Ltd. (Hong Kong)	3,189
109,600	Nisshinbo Holdings Inc. (Japan)	846
		21,671
INSURANCE—6.1%
75,823	Admiral Group plc (United Kingdom)	2,978
1,898,200	AIA Group Ltd. (Hong Kong)	21,273
184,033	AXA SA (France)	5,354
1,097	Brookfield Asset Management Reinsurance Partners Ltd. (Canada)*	68
289,500	Dai-ichi Life Holdings Inc. (Japan)	6,091
19,240	Fairfax Financial Holdings Ltd. (Canada)	7,792
87,900	Great Eastern Holdings Ltd. (Singapore)	1,404
6,180	Hannover Rueck SE (Germany)	1,128
5,478	Helvetia Holding AG (Switzerland)	652
80,823	Hiscox Ltd. (United Kingdom)	919
433,600	Japan Post Holdings Co. Ltd. (Japan)	3,332
25,400	MS&AD Insurance Group Holdings Inc. (Japan)	821
1,038,472	Porto Seguro SA (Brazil)*	4,295
74,617	Prudential plc (United Kingdom)	1,519
21,050	Prudential plc (Hong Kong)	428
347,210	QBE Insurance Group Ltd. (Australia)	3,109
114,270	Sampo OYJ (Finland)	6,075
62,200	Sompo Holdings Inc. (Japan)	2,697
46,800	T&D Holdings Inc. (Japan)	600
48,400	Tokio Marine Holdings Inc. (Japan)	2,549
		73,084
INTERACTIVE MEDIA & SERVICES—1.6%
269,706	Auto Trader Group plc (United Kingdom)[1]	2,236
38,669	Baidu Inc. ADR (China)*,3	6,274
120,955	Carsales.com Ltd. (Australia)	2,263
138,693	Domain Holdings Australia Ltd. (Australia)	602
792,148	Rightmove plc (United Kingdom)	7,488
		18,863
INTERNET & DIRECT MARKETING RETAIL—1.9%
97,326	HelloFresh SE (Germany)*	7,887
26,519	Just Eat Takeaway.com NV (Netherlands)*,1	1,905
COMMON STOCKS—Continued
Shares		Value
INTERNET & DIRECT MARKETING RETAIL—Continued
60,919	Naspers Ltd. (South Africa)	$10,317
101,244	Vipshop Holdings Ltd. ADR (China)*,3	1,130
3,028	Zooplus AG (Germany)*	1,680
5,800	ZOZO Inc. (Japan)	186
		23,105
IT SERVICES—3.4%
16,109	Alten SA (France)	2,596
2,406,625	Capita plc (United Kingdom)*	1,562
75,021	Edenred (France)	4,060
333,373	Infosys Ltd. ADR (India)[3]	7,428
64,500	NEC Corp. (Japan)	3,303
45,200	NET One Systems Co. Ltd. (Japan)	1,482
3,600	Nomura Research Institute Ltd. (Japan)	144
33,900	NS Solutions Corp. (Japan)	1,140
216,900	NTT Data Corp. (Japan)	4,351
7,500	Otsuka Corp. (Japan)	369
6,512	Reply SpA (Italy)	1,264
102,200	SCSK Corp. (Japan)	2,068
245,079	Tata Consultancy Services Ltd. (India)	11,160
		40,927
LEISURE PRODUCTS—1.1%
21,000	Bandai Namco Holdings Inc. (Japan)	1,605
517,386	Giant Manufacturing Co. Ltd. (Taiwan)	6,009
141,600	Sega Sammy Holdings Inc. (Japan)	2,014
117,385	Spin Master Corp. (Canada)*,1	4,063
		13,691
LIFE SCIENCES TOOLS & SERVICES—0.5%
43,799	Eurofins Scientific SE (France)	5,169
7,968	Gerresheimer AG (Germany)	731
		5,900
MACHINERY—3.3%
16,428	Andritz AG (Austria)	933
377,055	CNH Industrial NV (Italy)	6,495
14,200	Daifuku Co. Ltd. (Japan)	1,307
96,383	Fluidra SA (Spain)*	3,681
15,959	GEA Group AG (Germany)	786
4,200	Hoshizaki Corp. (Japan)	353
5,800	Makita Corp. (Japan)	269
105,500	NSK Ltd. (Japan)	709
142,285	Rotork plc (United Kingdom)	688
155,928	Sandvik AB (Sweden)	3,954
31,002	Stabilus SA (Germany)	2,328
505,000	Techtronic Industries Co. Ltd. (Hong Kong)	10,376
107,356	Wartsila OYJ ABP (Finland)	1,489
3,874,000	Weichai Power Co. Ltd. (China)	6,934
		40,302
MARINE—0.1%
219,528	Irish Continental Group plc (Ireland)*	1,079
MEDIA—1.8%
51,057	Daily Mail & General Trust plc (United Kingdom)	725
45,559	Euromoney Institutional Investor plc (United Kingdom)	652
176,400	Fuji Media Holdings Inc. (Japan)	1,828
58,500	Hakuhodo DY Holdings Inc. (Japan)	954
127,906	Informa plc (United Kingdom)*	910
2,400,411	ITV plc (United Kingdom)*	3,533
90,783	JCDecaux SA (France)*	2,368
46,541	MediaSet Espana Comunicacion SA (Spain)*	243

7

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands
COMMON STOCKS—Continued
Shares		Value
MEDIA—Continued
154,320	Nippon Television Holdings Inc. (Japan)	$1,662
44,865	Nordic Entertainment Group AB (Sweden)*	2,602
26,261	Schibsted ASA Class A (Norway)	1,357
11,282	Schibsted ASA Class B (Norway)	512
19,800	TBS Holdings Inc. (Japan)	313
239,721	WPP plc (United Kingdom)	3,465
		21,124
METALS & MINING—5.7%
133,076	Acerinox SA (Spain)	1,853
273,655	African Rainbow Minerals Ltd. (South Africa)	3,654
34,566	Anglo American Platinum Ltd. (South Africa)	3,502
166,167	ArcelorMittal SA (France)	5,620
343,815	Barrick Gold Corp. (Canada)	6,309
122,857	BHP Group Ltd. (Australia)	3,375
101,885	BlueScope Steel Ltd. (Australia)	1,592
505,624	Evolution Mining Ltd. (Australia)	1,373
206,939	First Quantum Minerals Ltd. (Canada)	4,899
30,303	Franco-Nevada Corp. (Canada)	4,324
1,307,484	Glencore plc (United Kingdom)*	6,538
134,082	Newcrest Mining Ltd. (Australia)	2,512
43,800	Nippon Steel Corp. (Japan)	768
75,683	Rio Tinto plc (United Kingdom)	4,719
362,785	Severstal PJSC GDR (Russia)[3]	8,293
133,889	Southern Copper Corp. (Peru)	8,032
24,800	Sumitomo Metal Mining Co. Ltd. (Japan)	962
		68,325
MULTILINE RETAIL—0.1%
57,600	Marui Group Co. Ltd. (Japan)	1,130
OIL, GAS & CONSUMABLE FUELS—2.9%
963,566	Beach Energy Ltd. (Australia)	1,012
2,847,448	BP plc (United Kingdom)	13,642
184,226	Canadian Natural Resources Ltd. (Canada)	7,830
262,524	Equinor ASA (Norway)	6,652
204,501	Oil Search Ltd. (Australia)	662
267,132	PrairieSky Royalty Ltd. (Canada)	3,287
306,559	Santos Ltd. (Australia)	1,610
		34,695
PAPER & FOREST PRODUCTS—0.2%
423,700	Oji Holdings Corp. (Japan)	2,100
PERSONAL PRODUCTS—1.5%
499,715	Dabur India Ltd. (India)	3,931
800	Kao Corp. (Japan)	45
1,000	Kose Corp. (Japan)	116
316,209	L'Occitane International SA (Hong Kong)	1,131
16,000	Mandom Corp. (Japan)	233
543,166	Marico Ltd. (India)*	4,123
9,900	Rohto Pharmaceutical Co. Ltd. (Japan)	303
87,509	Unilever plc (United Kingdom)	4,685
1,330,000	Uni-President Enterprises Corp. (Taiwan)	3,191
		17,758
PHARMACEUTICALS—2.6%
1,258,219	Genomma Lab Internacional SAB de CV (Mexico)*	1,209
121,060	Novo Nordisk AS (Denmark)	13,275
15,000	Otsuka Holdings Co. Ltd. (Japan)	593
35,458	Roche Holding AG (Switzerland)	13,736
9,700	Sawai Group Holdings Co. Ltd. (Japan)	428
COMMON STOCKS—Continued
Shares		Value
PHARMACEUTICALS—Continued
28,100	Takeda Pharmaceutical Co. Ltd. (Japan)	$ 789
58,300	Tsumura & Co. (Japan)	1,817
		31,847
PROFESSIONAL SERVICES—2.7%
69,703	Adecco Group AG (Switzerland)	3,512
152,126	ALS Ltd. (Australia)	1,526
75,646	Experian plc (United Kingdom)	3,468
1,905,964	Hays plc (United Kingdom)	4,319
102,085	Intertek Group plc (United Kingdom)	6,836
107,086	IPH Ltd. (Australia)	695
66,200	Nomura Co. Ltd. (Japan)	653
134,822	PageGroup plc (United Kingdom)*	1,223
37,200	Persol Holdings Co. Ltd. (Japan)	1,000
11,721	Randstad NV (Netherlands)	842
171,882	RELX plc (United Kingdom)	5,330
78,730	RWS Holdings plc (United Kingdom)	669
20,800	TechnoPro Holdings Inc. (Japan)	665
5,427	Teleperformance (France)	2,267
		33,005
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.3%
2,700	Daito Trust Construction Co. Ltd. (Japan)	335
59,700	Daiwa House Industry Co. Ltd. (Japan)	1,970
81,376	Singapore Land Group Ltd (Singapore)	163
168,000	Swire Pacific Ltd. (Hong Kong)	1,056
		3,524
ROAD & RAIL—0.8%
88,034	Canadian Pacific Railway Ltd. (Canada)	6,814
21,100	East Japan Railway Co. (Japan)	1,314
175,831	National Express Group plc (United Kingdom)*	550
81,400	Senko Group Holdings Co. Ltd. (Japan)	724
		9,402
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—4.2%
67,400	ASM Pacific Technology Ltd. (Hong Kong)	729
14,827	ASML Holding NV (Netherlands)	12,053
207,000	MediaTek Inc. (Taiwan)	6,813
176,100	Renesas Electronics Corp. (Japan)*	2,166
29,600	ROHM Co. Ltd. (Japan)	2,707
76,294	SK Hynix Inc. (South Korea)	6,725
905,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	19,205
		50,398
SOFTWARE—0.7%
4,473	Constellation Software Inc. (Canada)	7,861
2,600	Oracle Corp. Japan (Japan)	246
		8,107
SPECIALTY RETAIL—1.6%
12,400	ABC-Mart Inc. (Japan)	596
4,319,700	Esprit Holdings Ltd. (Hong Kong)*	370
223,173	Fourlis Holdings SA (Greece)*	992
2,374,878	Pepkor Holdings Ltd. (South Africa)*,1	3,745
250,037	Pets at Home Group plc (United Kingdom)	1,650
25,900	USS Co. Ltd. (Japan)	417
121,091	WH Smith plc (United Kingdom)*	2,592
1,029,000	Zhongsheng Group Holdings Ltd (China)	9,278
		19,640

8

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands
COMMON STOCKS—Continued
Shares		Value
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—1.7%
635,000	Advantech Co. Ltd. (Taiwan)	$8,305
22,549	Logitech International SA (Switzerland)	1,886
21,001	Quadient SA (France)	502
171,709	Samsung Electronics Co Ltd. (South Korea)	10,281
		20,974
TEXTILES, APPAREL & LUXURY GOODS—3.4%
14,633	Adidas AG (Germany)	4,789
60,300	ASICS Corp. (Japan)	1,503
44,254	Cie Financiere Richemont SA (Switzerland)	5,476
33,068	EssilorLuxottica SA (France)	6,842
61,492	Gildan Activewear Inc. (Canada)	2,259
746,500	Li Ning Co. Ltd. (China)	8,238
96,900	Onward Holdings Co. Ltd. (Japan)	286
298,800	Samsonite International SA (Hong Kong)*,1	643
416,900	Shenzhou International Group Holdings Ltd. (China)	8,982
1,701,746	Stella International Holdings Ltd. (Hong Kong)	2,033
		41,051
THRIFTS & MORTGAGE FINANCE—1.0%
326,255	Housing Development Finance Corp. Ltd. (India)*	12,425
TOBACCO—0.2%
15,503	British American Tobacco plc (United Kingdom)	539
1,200	Japan Tobacco Inc. (Japan)	24
263,161	Swedish Match AB (Sweden)	2,320
		2,883
TRADING COMPANIES & DISTRIBUTORS—1.5%
390,400	BOC Aviation Ltd. (China)[1]	3,416
53,769	Brenntag SE (Germany)	5,116
122,556	Bunzl plc (United Kingdom)	4,530
114,480	Finning International Inc. (Canada)	3,389
64,800	ITOCHU Corp. (Japan)	1,848
		18,299
COMMON STOCKS—Continued
Shares		Value
TRANSPORTATION INFRASTRUCTURE—0.5%
102,103	Getlink SE (France)	$1,572
282,559	Grupo Aeroportuario del Pacifico SAB de CV Class B (Mexico)*	3,568
41,100	Mitsubishi Logistics Corp. (Japan)	1,148
		6,288
WIRELESS TELECOMMUNICATION SERVICES—0.4%
82,800	KDDI Corp. (Japan)	2,532
39,385	Rogers Communications Inc. (Canada)	1,832
		4,364
TOTAL COMMON STOCKS
(Cost $976,219)		1,167,823

PREFERRED STOCKS—0.3%
(Cost $2,636)
AUTOMOBILES—0.3%
15,383	Volkswagen AG (Germany)	3,452

SHORT-TERM INVESTMENTS—0.2%
(Cost $2,427)
INVESTMENT COMPANY-SECURITIES LENDING INVESTMENT FUND—0.2%
2,427,315	State Street Navigator Securities Lending Government Money Market Portfolio (1-day yield of 0.030%)[4]	2,427
TOTAL INVESTMENTS—97.4%
(Cost $981,282)		1,173,702
CASH AND OTHER ASSETS, LESS LIABILITIES—2.6%		31,540
TOTAL NET ASSETS—100.0%		$1,205,242

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2021 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Africa	$—	$35,373	$—	$35,373
Europe	11,970	510,455	—	522,425
Latin America	17,104	—	—	17,104
Middle East/Central Asia	23,652	36,499	—	60,151
North America	108,569	—	—	108,569
Pacific Basin	14,804	406,025	3,372	424,201
Preferred Stocks
Europe	—	3,452	—	3,452
Short-Term Investments
Investment Company-Securities Lending Investment Fund	2,427	—	—	2,427
Total Investments in Securities	$178,526	$991,804	$3,372	$1,173,702
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

9

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS—Continued
The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2021. Transfers into or out of Level 3 are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occured.
Valuation Description	Beginning Balance as of 11/01/2020 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss) (000s)	Change in Unrealized Appreciation/ (Depreciation) (000s)	Transfers Into Level 3[h] (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2021 (000s)	Unrealized Gain/ Loss as of 10/31/2021 (000s)
Common Stocks	$—	$—	$—	$—	$—	$—	$3,372	$—	$3,372	$761
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 10/31/2021 (000s)	Valuation Technique	Unobservable Input(s)	Input Value(s)
Investments in Securities
Common Stocks
Macquarie Group Ltd. (Australia)	$ 3,372	Market Approach	Last Traded Price	AUD 196.25

*
Non-income producing security
x
Fair valued in accordance with Harbor Funds' Valuation Procedures.
1
Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At October 31, 2021, the aggregate value of these securities was $24,594 or 2% of net assets.
2
All or a portion of this security was out on loan as of October 31, 2021.
3
Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.
4
Represents the investment of collateral received from securities lending activities
h
Transferred from Level 2 to Level 3 due to the unavailability of observable market data for pricing
AUD
Australian Dollar

The accompanying notes are an integral part of the Financial Statements.

10

Harbor Emerging Markets Equity Fund
Manager’s Commentary (Unaudited)

Subadviser
Marathon Asset Management Limited
Orion House
5 Upper St. Martin’s Lane
London, WC2H 9EA
England
Portfolio Manager
Alex Duffy
Since 2021
Marathon Asset Management Limited (Marathon-London) has subadvised the Fund since 2020.
Investment Objective
The Fund seeks long-term growth of capital.
Management’s Discussion of
Fund Performance
Market Review
The period since October 31, 2020, has seen positive performance by Emerging Markets, with The MSCI Emerging Markets (EM) Index generating 16.96% (in USD terms) over the period, though it was the worst performing “global region” under MSCI’s definitions. However, the performance of the index was impacted particularly by China, the worst performing country within the index and a notable weight on global returns over the period following substantial state intervention and increased regulation. China represented an average of 37.54% of the index over the period and returned -9.21% (USD terms). The impact of China can be seen looking at the return of the MSCI Emerging Markets ex-China Index over the period, which was up 37.08% (USD terms), only slightly less than the global Developed markets average return (as measured by the MSCI World Index) of 40.43% (USD terms).
A number of events in China have weighed on the market. First, the Chinese government undertook an anti-trust review against Alibaba and other internet giants, levying substantial fines against several. Then there was a crackdown on the for-profit online tutoring sector, with contagion spreading to other sectors that appear to be walking the regulatory line. Then issues became apparent at Evergrande, China’s second largest property developer when the company missed a payment on some of its USD denominated debt. Though not yet technically in default, the fear of contagion from such a large default impacted the market. Finally, the government became increasingly critical of wealth inequality over the period and made negative statements about gambling and conspicuous wealth, impacting the gaming and luxury goods industries globally, and hitting domestic players particularly hard.
There was a notable change in style leadership that took place around November 9th, 2020 with the announcement of an effective COVID-19 vaccine. For years the market has been led by mega-cap growth or high-dividend companies. This began to change in November when the value area of the market and smaller capitalization companies began to perform more strongly. The events in China mentioned above cemented the trend, with the biggest falls occurring amongst the country’s Internet giants. Cyclical industries such as Materials, Information Technology, Industrials, Financials and Energy have been strong over the period, with more defensive sectors, including Real Estate and Consumer Staples, performing relatively weakly. However, the worst performing sector was cyclical Consumer Discretionary, due in large part to the woes of the giant Chinese Internet retailers.
Performance
Harbor Emerging Markets Equity Fund returned 35.64% (Retirement Class), 35.37% (Institutional Class), 34.96% (Administrative Class) and 34.94% (Investor Class) outperforming the MSCI Emerging Markets (ND) Index, which returned 16.96% during the annual period ended October 31, 2021. Returns were driven by stock selection over the period, particularly in Asia where the Fund’s large underweight to a poorly performing China (the largest country in the Index) also helped. Stock selection in Emerging EMEA, particularly in Greece and South Africa, was also value additive. Emerging Americas proved a more difficult market over the period, as stock selection lagged in Brazil amidst a resurgence of the COVID-19 virus; however, an underweight position to the country, and its weakening currency offset this negative, and positioning elsewhere in the region, particularly the overweight position in Mexico, led to strong returns overall.
Stock selection within sectors drove returns, with relative positioning and currency effects also somewhat beneficial. The Fund’s aggregate underweight exposure to the Consumer Discretionary and Communication Service sectors (which underperformed relative to the MSCI Emerging Markets Index) contributed positively. However, its underweight position in Energy and Materials were negatives. Stock selection was notably strong in the Consumer Discretionary, Financials and Communication Services sectors, and contributed positively to outperformance in all other sectors except Health Care and Real Estate.

11

Harbor Emerging Markets Equity Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2013 through 10/31/2021
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the MSCI Emerging Markets (ND) Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2021
	1 Year	Annualized
		5 Years	Life of Fund
Harbor Emerging Markets Equity Fund
Retirement Class[1,2]	35.64%	12.51%	5.82%
Institutional Class[1]	35.37	12.40	5.75
Administrative Class[1]	34.96	12.39	5.66
Investor Class[1]	34.94	11.99	5.37
Comparative Index
MSCI Emerging Markets (ND)[1]	16.96%	9.39%	4.96%
As stated in the Fund’s prospectus dated March 1, 2021, as supplemented on August 13, 2021, the expense ratios were 0.88% (Net) and 1.84% (Gross) (Retirement Class); 0.96% (Net) and 1.92% (Gross) (Institutional Class); 1.21% (Net) and 2.17% (Gross) (Administrative Class); and 1.32% (Net) and 2.28% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2022. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.
At the stock level, Alibaba, the Chinese Internet retailer, which the Fund avoided, has contributed most strongly to outperformance, with the stock falling by -44.98% (USD terms) for the reasons mentioned in the Market Review. Tencent was a similar story, though their peer, Baidu, Inc., in which the Fund does have a holding, bucked this trend, and performed reasonably strongly as it was less impacted by regulatory action than its peers. Banking groups across the global emerging universe were a strong driver of returns, particularly Eurobank Ergasias in Greece but also including portfolio holdings, such as Axis Bank in India, PT Bank Central Asia in Indonesia and Kasikornbank in Thailand. Banks have benefitted from a more supportive environment with higher yields improving their profitability, fewer COVID-19 losses than anticipated and a general turn in sentiment towards the industry. Conversely, not holding some of the large banks, including Russia’s Sberbank and ICICI Bank of India, held back performance. Kangji Medical, the Chinese medical equipment business, performed poorly over the year. Despite substantial earnings growth, investor enthusiasm waned since its IPO in June 2020, and the stock has de-rated. Weichai Power, a Chinese diesel engine manufacturer, also underperformed despite strong results as investors looked to greener businesses.
Outlook & Strategy
1
The “Life of Fund” return as shown reflects the period 11/01/2013 through October 31, 2021.
2
Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.

All international and global returns are in U.S. Dollars.
This report contains the current opinions of Marathon Asset Management Limited as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved.  Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

12

Harbor Emerging Markets Equity Fund
Portfolio of Investments—October 31, 2021

REGION BREAKDOWN (% of investments) -Unaudited

The Fund’s Portfolio of Investments include investments denominated in foreign currencies. As of October 31, 2021, there was no foreign currency denomination that comprised more than 25% of the Fund’s net assets.

Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands
COMMON STOCKS—97.4%
Shares		Value
BANKS—9.1%
2,623,500	Bank Central Asia TBK PT (Indonesia)	$1,387
4,354	Capitec Bank Holdings Ltd. (South Africa)	486
29,947	HDFC Bank Ltd. ADR (India)[1]	2,154
		4,027
BEVERAGES—0.1%
40,500	East African Breweries Ltd. (Kenya)*	61
CHEMICALS—0.5%
12,800	SKSHU Paint Co. Ltd. (China)	223
2,684,000	Tianhe Chemicals Group Ltd. (Hong Kong)*	—[x]
		223
DIVERSIFIED FINANCIAL SERVICES—2.3%
105,500	Chailease Holding Co. Ltd. (Taiwan)	1,010
ELECTRICAL EQUIPMENT—1.8%
38,023	Havells India Ltd. (India)*	645
132,000	TECO Electric and Machinery Co. Ltd. (Taiwan)	144
		789
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.1%
20,000	Chroma ATE Inc. (Taiwan)	131
90,000	Delta Electronics Inc. (Taiwan)	794
		925
ENTERTAINMENT—1.8%
2,304	Sea Ltd. ADR (Singapore)*,1	792
FOOD & STAPLES RETAILING—4.1%
32,792	Bid Corp. Ltd. (South Africa)	703
34,963	Clicks Group Ltd. (South Africa)	639
14,337	X5 Retail Group NV GDR (Russia)[1]	488
		1,830
COMMON STOCKS—Continued
Shares		Value
FOOD PRODUCTS—3.4%
225,000	China Mengniu Dairy Co. Ltd. (China)*	$1,432
170,700	Delfi Ltd. (Singapore)	97
		1,529
HOUSEHOLD DURABLES—2.4%
100,266	Midea Group Co. Ltd. (China)	1,076
INSURANCE—6.5%
206,200	AIA Group Ltd. (Hong Kong)	2,311
139,624	Porto Seguro SA (Brazil)*	577
		2,888
INTERACTIVE MEDIA & SERVICES—1.9%
5,134	Baidu Inc. ADR (China)*,1	833
INTERNET & DIRECT MARKETING RETAIL—3.4%
8,117	Naspers Ltd. (South Africa)	1,375
13,437	Vipshop Holdings Ltd. ADR (China)*,1	150
		1,525
IT SERVICES—5.5%
44,247	Infosys Ltd. ADR (India)[1]	986
32,528	Tata Consultancy Services Ltd. (India)	1,481
		2,467
LEISURE PRODUCTS—1.8%
67,628	Giant Manufacturing Co. Ltd. (Taiwan)	785
MACHINERY—5.1%
65,000	Techtronic Industries Co. Ltd. (Hong Kong)	1,335
516,000	Weichai Power Co. Ltd. (China)	924
		2,259
METALS & MINING—8.5%
36,315	African Rainbow Minerals Ltd. (South Africa)	485
4,588	Anglo American Platinum Ltd. (South Africa)	465
27,599	First Quantum Minerals Ltd. (Canada)	653

13

Harbor Emerging Markets Equity Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands
COMMON STOCKS—Continued
Shares		Value
METALS & MINING—Continued
48,151	Severstal PJSC GDR (Russia)[1]	$1,101
17,770	Southern Copper Corp. (Peru)	1,066
		3,770
PERSONAL PRODUCTS—3.4%
66,324	Dabur India Ltd. (India)	522
72,016	Marico Ltd. (India)*	547
177,000	Uni-President Enterprises Corp. (Taiwan)	424
		1,493
PHARMACEUTICALS—0.4%
191,217	Genomma Lab Internacional SAB de CV (Mexico)*	184
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—12.3%
1,337	ASML Holding NV (Netherlands)	1,087
28,000	MediaTek Inc. (Taiwan)	921
10,126	SK Hynix Inc. (South Korea)	893
120,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	2,546
		5,447
SPECIALTY RETAIL—4.2%
33,844	Fourlis Holdings SA (Greece)*	150
315,204	Pepkor Holdings Ltd. (South Africa)*,2	497
136,500	Zhongsheng Group Holdings Ltd (China)	1,231
		1,878
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—5.5%
84,000	Advantech Co. Ltd. (Taiwan)	1,099
22,790	Samsung Electronics Co Ltd. (South Korea)	1,364
		2,463
TEXTILES, APPAREL & LUXURY GOODS—5.6%
99,500	Li Ning Co. Ltd. (China)	1,098
55,300	Shenzhou International Group Holdings Ltd. (China)	1,192
150,000	Stella International Holdings Ltd. (Hong Kong)	179
		2,469
THRIFTS & MORTGAGE FINANCE—3.7%
43,302	Housing Development Finance Corp. Ltd. (India)*	1,649
TRADING COMPANIES & DISTRIBUTORS—1.0%
51,400	BOC Aviation Ltd. (China)[2]	450
TRANSPORTATION INFRASTRUCTURE—1.0%
35,846	Grupo Aeroportuario del Pacifico SAB de CV Class B (Mexico)*	453
TOTAL COMMON STOCKS
(Cost $41,981)		43,275
TOTAL INVESTMENTS—97.4%
(Cost $41,981)		43,275
CASH AND OTHER ASSETS, LESS LIABILITIES—2.6%		1,154
TOTAL NET ASSETS—100.0%		$44,429

14

Harbor Emerging Markets Equity Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2021 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Africa	$—	$4,711	$—	$4,711
Europe	1,589	1,237	—	2,826
Latin America	2,280	—	—	2,280
Middle East/Central Asia	3,140	4,844	—	7,984
North America	653	—	—	653
Pacific Basin	1,775	23,046	—	24,821
Total Investments	$9,437	$33,838	$—	$43,275
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2021.
Valuation Description	Beginning Balance as of 11/01/2020 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss) (000s)	Change in Unrealized Appreciation/ (Depreciation) (000s)	Transfers Into Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2021 (000s)	Unrealized Gain/ Loss as of 10/31/2021 (000s)
Common Stocks	$—	$—	$—	$—	$—	$—	$—	$—	$—	$(512)
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 10/31/2021 (000s)	Valuation Technique	Unobservable Input(s)	Input Value(s)
Investments in Securities
Common Stocks
Tianhe Chemicals Group Ltd. (Hong Kong)*	$ —	Market Approach	Estimated Recovery Value	HKD 0.00

*
Non-income producing security
x
Fair valued in accordance with Harbor Funds' Valuation Procedures.
1
Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.
2
Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At October 31, 2021, the aggregate value of these securities was $947 or 2% of net assets.
HKD
Hong Kong Dollar

The accompanying notes are an integral part of the Financial Statements.

15

Harbor Focused International Fund
Manager’s Commentary (Unaudited)

Subadviser
Comgest Asset Management International Limited
46 St. Stephen’s Green
Dublin 2
Ireland
Portfolio Managers
Richard Mercado, CFA
Since 2019
Laure Négiar, CFA
Since 2019
Zak Smerczak, CFA
Since 2019
Alexandre Narboni
Since 2019
Comgest Asset Management International Limited has subadvised the Fund since 2019.
Investment Objective
The Fund seeks long-term growth of capital.
Management’s Discussion of
Fund Performance
Market Review
The 12-month period under review ended October 31, 2021 marked almost the exact start, and potential finish, of the long-awaited value recovery. While many investors had waited years for value to, once again prove its merit, its eventual return was not all that surprising on the back of economies reopening and optimism returning post the rollout of a COVID-19 vaccine. The broad International market, as measured by the MSCI All Country World Ex. US Index, advanced strongly, returning 29.66% over the period. Europe produced the strongest market return of 41.75%, while the Emerging Markets lagged with its 17.45% gain. Growing questions around the regulatory environment in China weighed on Emerging Markets results. Unsurprisingly, in such a value-led rally, Energy and Financials were the top performing sectors, returning 72% and 49% respectively, and Information Technology continued to prove it is well-placed to perform in a variety of market environments, returning 42%. Communication Services was the clear laggard, as the only sector to produce a single digit return during the period, returning 5.5%.
Performance
Harbor Focused International Fund returned 22.25% (Retirement Class), 22.10% (Institutional Class) and 21.65% (Investor Class), while the MSCI All Country World Ex. U.S. (ND) Index returned 29.66% during the year ended October 31, 2021. Given the Fund’s quality growth focus, which typically produces a more durable return stream and stronger downside protection, its underperformance in a value-led rally was not unexpected. Setting aside any style headwinds, the Fund outperformed in Europe thanks to strong stock selection, a tribute to our focus on sustainable franchises. However, selection in China detracted owing to broad weakness across China on the back of growing regulatory uncertainty. At the sector level, outperformance across the Health Care, Information Technology and Consumer Staples sectors was not enough to offset the relative weakness experienced in Financials, Communication Services and Energy.
Among the Fund’s top contributors were Novo Nordisk, Taiwan Semiconductor Manufacturing Co. (“TSMC”), and Straumann. Novo Nordisk is a healthcare company primarily focused on diabetes (insulin) and obesity care. The company raised its full-year guidance thanks to strong uptake of its newly launched obesity drug, Wegovy. TSMC is the world’s leading chip foundry and remains well-positioned to capture the growth of electronics in our everyday lives. Straumann is a leader in dental implants and regenerative solutions. We are encouraged by the diversification dynamics of the top contributors, with each being driven by different demand sources.
Given the broad-based weakness in China, it is understandable that the Fund’s largest detractors were Alibaba, Autohome and Tencent, all China-based. Alibaba, the dominant player in online and mobile marketplaces, and Tencent the dominant player in online games, were hit by the tide of regulation emanating from the Chinese government, namely the new data privacy laws and restrictions for online gaming. While these risks could develop into thesis breakers, at this stage we view them as less stock-specific and more manageable. We remain in close contact with the management teams to assess the potential long-term impacts and will respond accordingly if we feel their business model advantages are being negatively impacted. Autohome, a leading auto website in China, suffered from a deterioration in its competitive advantage, along with the broad weakness; as a result, we sold the stock.

16

Harbor Focused International Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 06/01/2019 through 10/31/2021
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the MSCI All Country World Ex. U.S. (ND) Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2021
	1 Year	5 Years	Annualized
			Life of Fund
Harbor Focused International Fund
Retirement Class[1]	22.25%	N/A	17.23%
Institutional Class[1]	22.10	N/A	17.14
Investor Class[1]	21.65	N/A	16.71
Comparative Index
MSCI All Country World Ex. U.S. (ND)[1]	29.66%	N/A	13.57%
As stated in the Fund’s prospectus dated March 1, 2021, the expense ratios were 0.77% (Net) and 1.01% (Gross) (Retirement Class); 0.85% (Net) and 1.09% (Gross) (Institutional Class); 1.10% (Net) and 1.34% (Gross) (Administrative Class); 1.21% (Net) and 1.45% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2022. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.
Outlook & Strategy
Valuations across the board remain a core area of focus and debate among the team. The Fund is constructed on a bottom-up basis and reflects a continuous competition for capital, which we believe is a fortunate position to be in in this environment. We are privileged to have decades of company-specific research at our disposal to assist in navigating this valuation debate. Our experience and expertise in Europe, Japan and India offers a counterbalance to the ongoing questions surrounding China. As long-term minded investors, we believe China presents a potential opportunity, while the uncertainty of the unknown reinforces the importance of stock-specific decisions. We believe our over 25-year presence in Hong Kong and time-tested approach in the region should prove advantageous to the Fund as we review the fundamental opportunities in China and calibrate them against the potential regulatory risks.
If consensus estimates prove correct, global earnings could be up by more than 40% in 2021, with the Energy sector leading the way. Within this context, the value rally that has dominated the 12-month period under review is not surprising. However, we see a similar pace of earnings growth for the broader market as unlikely going forward. We remain focused on finding and confirming the structural advantages of company-specific business models and investing in them at attractive valuations. We believe owning these types of stocks on a conviction-weighted basis puts the Fund in the best position possible for compound earnings growth and risk-adjusted returns.
Much academic literature has been dedicated to proving that value rallies can be powerful, but often short-lived. As experienced investors, we prefer to draw on history as a guide and focus on the long-term rather than try to time short-term market movements. We do not veer from our quality growth approach, knowing that following a disciplined process is the recipe for success over the long term. Drawing on our experiences from the 2016 Q4 value rally, it is our view that this more recent rally will normalize as well, and that earnings growth will resume its poll position in leading the market.
1
The “Life of Fund” return as shown reflects the period 06/01/2019 through 10/31/2021.

All international and global returns are in U.S. Dollars.
This report contains the current opinions of Comgest Asset Management International Limited as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved.  Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

17

Harbor Focused International Fund
Portfolio of Investments—October 31, 2021

REGION BREAKDOWN (% of investments) -Unaudited

The Fund’s Portfolio of Investments include investments denominated in foreign currencies. As of October 31, 2021, 28% of the Fund’s investments were denominated in Japanese Yen. No other foreign currency denomination comprised more than 25% of the Fund’s net assets.

Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands
COMMON STOCKS—97.2%
Shares		Value
AEROSPACE & DEFENSE—1.7%
3,549	MTU Aero Engines AG (Germany)	$790
BEVERAGES—7.1%
4,336	Kweichow Moutai Co. Ltd. Class A (China)	1,237
9,357	Pernod Ricard SA (France)	2,153
		3,390
BUILDING PRODUCTS—2.8%
6,100	Daikin Industries Ltd. (Japan)	1,336
CHEMICALS—3.8%
10,200	Shin-Etsu Chemical Co. Ltd. (Japan)	1,819
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—4.5%
13,100	Hamamatsu Photonics KK (Japan)	778
2,300	Keyence Corp. (Japan)	1,388
		2,166
ENTERTAINMENT—3.3%
80,405	NetEase Inc. (China)	1,560
FOOD PRODUCTS—4.8%
346,438	Inner Mongolia Yili Industrial Group Co. Ltd. Class A (China)	2,322
HEALTH CARE EQUIPMENT & SUPPLIES—7.4%
4,772	Alcon Inc. (Switzerland)	396
14,300	Hoya Corp. (Japan)	2,105
512	Straumann Holding AG (Switzerland)	1,066
		3,567
HOUSEHOLD DURABLES—2.8%
11,500	Sony Group Corp. (Japan)	1,332
INSURANCE—3.4%
145,945	AIA Group Ltd. (Hong Kong)	1,636
INTERACTIVE MEDIA & SERVICES—3.3%
26,308	Tencent Holdings Ltd. (China)	1,600
COMMON STOCKS—Continued
Shares		Value
INTERNET & DIRECT MARKETING RETAIL—2.9%
68,528	Alibaba Group Holding Ltd. (China)*	$1,409
IT SERVICES—1.5%
230	Adyen NV (Netherlands)*,1	694
LEISURE PRODUCTS—2.9%
5,000	Shimano Inc. (Japan)	1,395
MACHINERY—2.4%
12,500	Daifuku Co. Ltd. (Japan)	1,151
PERSONAL PRODUCTS—3.6%
3,782	L'Oreal SA (France)	1,730
PHARMACEUTICALS—8.3%
24,948	Novo Nordisk AS (Denmark)	2,736
3,261	Roche Holding AG (Switzerland)	1,263
		3,999
PROFESSIONAL SERVICES—6.8%
49,062	Experian plc (United Kingdom)	2,250
15,100	Recruit Holdings Co. Ltd. (Japan)	1,004
		3,254
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—6.8%
1,405	ASML Holding NV (Netherlands)	1,142
18,624	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)[2]	2,118
		3,260
SOFTWARE—3.6%
13,482	Dassault Systemes SE (France)	787
6,326	SAP SE (Germany)	916
		1,703
SPECIALTY RETAIL—2.2%
1,600	Fast Retailing Co. Ltd. (Japan)	1,062

18

Harbor Focused International Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands
COMMON STOCKS—Continued
Shares		Value
TEXTILES, APPAREL & LUXURY GOODS—6.5%
8,433	EssilorLuxottica SA (France)	$1,745
1,763	LVMH Moet Hennessy Louis Vuitton SE (France)	1,382
		3,127
THRIFTS & MORTGAGE FINANCE—4.8%
60,468	Housing Development Finance Corp. Ltd. (India)*	2,303
TOTAL COMMON STOCKS
(Cost $34,981)		46,605
TOTAL INVESTMENTS—97.2%
(Cost $34,981)		46,605
CASH AND OTHER ASSETS, LESS LIABILITIES—2.8%		1,330
TOTAL NET ASSETS—100.0%		$47,935

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2021 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$—	$19,050	$—	$19,050
Middle East/Central Asia	—	2,303	—	2,303
Pacific Basin	2,118	23,134	—	25,252
Total Investments in Securities	$2,118	$44,487	$—	$46,605
There were no Level 3 Investments at October 31, 2021 or 2020.
For more information on valuation inputs and their aggregation into the levels used in the table, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*
Non-income producing security
1
Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At October 31, 2021, the aggregate value of these securities was $694 or 1% of net assets.
2
Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.

The accompanying notes are an integral part of the Financial Statements.

19

Harbor Global Leaders Fund
Manager’s Commentary (Unaudited)

Subadviser
Sands Capital Management, LLC
1000 Wilson Boulevard
Suite 3000
Arlington, VA 22209
Portfolio Managers
Sunil H. Thakor, CFA
Since 2017
Michael F. Raab, CFA
Since 2019
Sands Capital has subadvised the Fund since 2017.
Investment Objective
The Fund seeks long-term growth of capital.
Management’s Discussion of
Fund Performance
Market Review
Global equities (as measured by the MSCI All Country World Index) posted gains for the 12-month period ended October 31, 2021, with broad-based positive returns across geographies and sectors. The index was driven higher by growth equities, with a rotation from value to growth picking up steam in June. Mega-cap technology businesses drove the index’s return for the period, with shifting market direction leading investors to big tech amid a “flight to certainty.” The U.S. & Canada were the top-contributing countries, and Information Technology and Health Care were the top contributing sectors. Utilities was the only sector that detracted from the index’s results. For the period, the U.S./Canada and Western Europe were the top regional contributors, while Latin America and Eastern Europe were the top detractors from global equity returns. Gains were led by the fast-growing Communication Services and Information Technology sectors while Financials and Industrials were the largest sector detractors.
Performance
Harbor Global Leaders Fund returned 33.12% (Retirement Class), 33.02% (Institutional Class), 32.71% (Administrative Class) and 32.53% (Investor Class) versus the 37.28% return for the MSCI All Country World (ND) Index during the annual period ended October 31, 2021. The Fund’s underperformance for the period was driven by both allocation and security selection. Emerging Asia was the top regional contributor to relative results, while the U.S./Canada was the top relative detractor. From a sector perspective, Communication Services and Information Technology contributed most to relative results, while Industrials and Financials were the top relative detractors.
On an absolute basis, the largest individual contributors to the Fund’s investment results were Sea, Cloudflare, Intuit, IQVIA and Microsoft. Intuit’s small-to-medium business customers were ultimately less affected by the COVID-19 pandemic than initially feared. By the end of 2020, almost every key performance indicator related to customer retention, user acquisition and payment and payroll volumes were above pre-pandemic levels. We believe this is a testament to the company’s diverse customer base and the critical nature of the QuickBooks solutions for small-to-medium businesses. In December 2020, the company closed its $7 billion acquisition of Credit Karma—a broad consumer finance platform with high engagement—which we believe will be value accretive. Early performance indicators have surpassed expectations, driven primarily by product innovation, a quick rebound from the pandemic, and apparent cross-sell synergies between Credit Karma and the company’s more seasonal consumer tax product, TurboTax. The TurboTax business continues to report growth in revenue and engagements—benefiting from the trend away from manually assisted tax filing to a more software-driven approach. After several years of roughly flat margins due to investment in growth and customer acquisition, margins have started to expand at a more consistent pace, which we believe will help accelerate earnings growth.
The largest absolute individual detractors from investment results were Zur Rose, MonotaRO, Coupa Software, Chegg and Adobe. MonotaRO shares traded lower during the period, along with Japanese markets broadly, after multiple states of emergency were declared in the country in response to renewed COVID-19 outbreaks. Investor sentiments remain muted after second-quarter 2021 earnings slightly missed guidance, despite revenue and operating profit both exceeding 20% year-over-year. While the sales from large corporate customers appear to have recovered from the initial shocks of the pandemic, the demand from small independent business customers has stalled. In an effort to broaden its total addressable market, the company has focused on initiatives to appeal to small, individual, nonbusiness customers, which we believe will contribute more substantially to overall demand once the effects of the pandemic

20

Harbor Global Leaders Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2011 through 10/31/2021
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the MSCI All Country World (ND) Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2021
	1 Year	Annualized
		5 Years	10 Years
Harbor Global Leaders Fund
Retirement Class[1]	33.12%	21.40%	16.06%
Institutional Class	33.02	21.29	16.01
Administrative Class	32.71	21.00	15.72
Investor Class	32.53	20.85	15.58
Comparative Index
MSCI All Country World (ND)	37.28%	14.72%	11.32%
As stated in the Fund’s prospectus dated March 1, 2021, the expense ratios were 0.78% (Net) and 0.90% (Gross) (Retirement Class); 0.86% (Net) and 0.98% (Institutional Class); 1.11% (Net) and 1.23% (Gross) (Administrative Class); and 1.22% (Net) and 1.34% (Gross) (Investor Class). The Adviser has contractually agreed to waive 0.05% of its management fee and to limit the Total Annual Fund Operating Expenses, excluding interest expense (if any), effective through 02/28/2022.  The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.
normalize. We estimate online penetration to still be in the low single digits today. We expect the maintenance, repair and overhaul (“MRO”) industry in Japan will continue to undergo a structural shift from physical to online stores. MonotaRO—as the country’s largest online MRO—is well-positioned, in our view, to continue to take market share with its high number of stock-keeping units, fast delivery, strong customer relationships and robust data systems. Our investment case remains intact, and we maintain conviction in the long-term durability of the business’ growth.
Outlook & Strategy
The Subadviser acknowledges that its approach isn’t going to work in all market environments, and that it expected a reversal of its strong 2020 investment results as COVID-19 vaccines were broadly distributed, the global economy cyclically recovered and as fiscal stimulus increased.
History shows the Subadviser two things: prices tend to track compounded earnings growth over the long term, and most value creation accrues to a select group of companies. Therefore, the Subadviser will continue to focus its efforts on finding the select few companies that it believes can generate above-average earnings growth over the next five years.
1
Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.

All international and global returns are in U.S. Dollars.
This report contains the current opinions of Sands Capital Management, LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved.  Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

21

Harbor Global Leaders Fund
Portfolio of Investments—October 31, 2021

REGION BREAKDOWN (% of investments) -Unaudited

The Fund’s Portfolio of Investments include investments denominated in foreign currencies. As of October 31, 2021, there was no foreign currency denomination that comprised more than 25% of the Fund’s net assets.

Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands
COMMON STOCKS—99.2%
Shares		Value
AEROSPACE & DEFENSE—4.7%
26,173	Safran SA (France)	$3,522
5,094	TransDigm Group Inc. (United States)*	3,178
		6,700
AUTO COMPONENTS—2.6%
21,064	Aptiv plc (United States)*	3,642
BANKS—2.4%
47,573	HDFC Bank Ltd. ADR (India)[1]	3,421
BIOTECHNOLOGY—2.2%
13,787	CSL Ltd. (Australia)	3,137
CAPITAL MARKETS—4.8%
155,348	Allfunds Group plc (Netherlands)*	3,136
26,674	Intercontinental Exchange Inc. (United States)	3,693
		6,829
COMMERCIAL SERVICES & SUPPLIES—2.8%
487,184	Rentokil Initial plc (United Kingdom)	3,921
DIVERSIFIED CONSUMER SERVICES—5.3%
16,023	Bright Horizons Family Solutions Inc. (United States)*	2,660
82,422	Chegg Inc. (United States)*	4,899
		7,559
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—4.1%
9,760	Keyence Corp. (Japan)	5,891
ENTERTAINMENT—3.0%
12,465	Sea Ltd. ADR (Singapore)*,1	4,283
FOOD & STAPLES RETAILING—6.1%
153,413	Alimentation Couche-Tard Inc. (Canada)	5,754
8,366	Zur Rose Group AG (Switzerland)*	2,976
		8,730
HEALTH CARE EQUIPMENT & SUPPLIES—2.1%
12,602	Steris plc (United States)	2,946
HEALTH CARE PROVIDERS & SERVICES—2.4%
7,577	UnitedHealth Group Inc. (United States)	3,489
COMMON STOCKS—Continued
Shares		Value
INDUSTRIAL CONGLOMERATES—4.4%
12,909	Roper Technologies Inc. (United States)	$6,298
INSURANCE—3.8%
484,900	AIA Group Ltd. (Hong Kong)	5,434
INTERACTIVE MEDIA & SERVICES—2.7%
11,082	Naver Corp. (South Korea)	3,853
IT SERVICES—7.9%
35,389	Cloudflare Inc. (United States)*	6,891
20,759	Visa Inc. (United States)	4,396
		11,287
LIFE SCIENCES TOOLS & SERVICES—7.3%
3,355	Bio-Techne Corp. (United States)	1,757
18,330	Iqvia Holdings Inc. (United States)*	4,792
4,682	Lonza Group AG (Switzerland)	3,847
		10,396
MEDIA—3.3%
7,058	Charter Communications Inc. (United States)*	4,763
MULTILINE RETAIL—2.7%
10,780	Dollar General Corp. (United States)	2,388
72,700	Pan Pacific International Holdings Corp. (Japan)	1,526
		3,914
PHARMACEUTICALS—2.1%
13,994	Zoetis Inc. (United States)	3,026
PROFESSIONAL SERVICES—5.6%
50,216	CoStar Group Inc. (United States)*	4,321
54,750	Recruit Holdings Co. Ltd. (Japan)	3,642
		7,963
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—6.2%
41,336	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)[1]	4,700
22,238	Texas Instruments Inc. (United States)	4,169
		8,869

22

Harbor Global Leaders Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands
COMMON STOCKS—Continued
Shares		Value
SOFTWARE—8.8%
7,772	Coupa Software Inc. (United States)*	$1,770
9,390	Intuit Inc. (United States)	5,878
14,851	Microsoft Corp. (United States)	4,925
		12,573
TRADING COMPANIES & DISTRIBUTORS—1.8%
111,300	Monotaro Co. Ltd. (Japan)	2,537
TOTAL COMMON STOCKS
(Cost $90,719)		141,461
TOTAL INVESTMENTS—99.2%
(Cost $90,719)		141,461
CASH AND OTHER ASSETS, LESS LIABILITIES—0.8%		1,087
TOTAL NET ASSETS—100.0%		$142,548

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2021 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$2,946	$17,402	$—	$20,348
Middle East/Central Asia	3,421	—	—	3,421
North America	82,689	—	—	82,689
Pacific Basin	8,983	26,020	—	35,003
Total Investments in Securities	$98,039	$43,422	$—	$141,461
There were no Level 3 Investments at October 31, 2021 or 2020.
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*
Non-income producing security
1
Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.

The accompanying notes are an integral part of the Financial Statements.

23

Harbor International Fund
Manager’s Commentary (Unaudited)

Subadviser
Marathon Asset Management Limited
Orion House
5 Upper St. Martin’s Lane
London, WC2H 9EA
England
Portfolio Managers
Neil M. Ostrer
Since 2018
Charles Carter
Since 2018
Nick Longhurst
Since 2018
William J. Arah
Since 2018
Simon Somerville
Since 2018
Alex Duffy
Since 2021
Justin Hill
Since 2021
Marathon Asset Management Limited (Marathon-London) has subadvised the Fund since 2018.
Investment Objective
The Fund seeks long-term total return, principally from growth of capital.
Management’s Discussion of
Fund Performance
MARKET REVIEW
The period since October 31, 2020, displayed strong market performance. There was a notable change in style leadership in equity markets that took place around November 9, 2020 with the announcement of an effective COVID-19 vaccine. For years, the market has been led mainly by mega-cap companies which are either growth businesses or reliable income generators (“bond proxies”). This began to change in November, initially in Europe and subsequently spreading to all other major markets. The value area of the market and smaller capitalization companies (and particularly those businesses which are both) began to outperform. The trend has not been constant over the period, with growth outpacing value from late-June to mid-August, and the disparity in valuations between the growth and value segments of the market remains high from a historical perspective reflecting the extremes that had been reached.
Cyclical industries, such as Energy, Financials and Information Technology have been the key beneficiaries over the period, with more defensive sectors, including Consumer Staples and Utilities, performing relatively weakly. However, Communication Services was the weakest sector, as a number of stocks in the entertainment/computer games industry performed poorly. Although listed in developed markets many of these stocks have relied on Chinese sales; however, the Chinese government further cracked down on the amount of time children are permitted to spend gaming online.
The MSCI EAFE Index performed well and returned 34.18% (in USD terms) over the 12-month period to October 31, 2021. On a regional basis European markets which returned 40.93% (in USD terms) and averaged 39.77% of the MSCI EAFE Index over the period, led the way. Developed Asian ex-Japan markets (Australia, Hong Kong, Singapore and New Zealand), which constituted 11.65% of the Index on average over the period, were also strong performers during the 12-month period returning 30.60% (in USD terms). Japanese performance was not so strong in absolute terms, returning 19.88% (in USD terms) with an average weight of 15.20% of the Index.
PERFORMANCE
Harbor International Fund returned 34.23% (Retirement Class), 34.15% (Institutional Class), 33.80% (Administrative Class) and 33.66% (Investor Class) outperforming the MSCI EAFE (ND) Index, which returned 34.18% during the annual period ended October 31, 2021. Returns were driven by stock selection in the off-benchmark Emerging Markets allocation and in Japan. Looking at sector effects, stock selection was the driver of returns once again, with sector allocations effects resulting in a small drag. Currency was also supportive as the U.S. Dollar weakened. The portfolio’s underweight positions in Utilities and Health Care were beneficial to performance, but the overweight to Communication Services and underweight to Financials were not. Stock selection was particularly strong amongst stocks in the Communication Services and Materials sectors but lagged in Industrials.
At the stock level, positions in bank groups Barclays and Bank of Ireland were amongst the strongest contributors. Bank of Ireland has seen foreign competitors withdraw from the Irish banking market. The business has been able to buy out the Irish operations or loan books of some of these former competitors selectively and performed well as a result. Similarly, the Barclays share price has doubled from its 2020 lows as conditions improved. Shares in U.K.-domiciled Entain had already generated strong returns, having benefited from a takeover bid at the beginning of 2021 prior to a new bid from recently listed U.S. e-sports business, DraftKings, in the third quarter. Whether this bid is ultimately successful or not, it illustrates a key part of our ongoing investment thesis for the industry, which appears ripe for consolidation in our view. Hitachi, the industrial conglomerate and Marathon London’s largest position in the Japanese market, performed well over the period. The company announced several acquisitions and disposals as well as improved earnings forecasts for the year ahead and the

24

Harbor International Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2011 through 10/31/2021
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the MSCI EAFE (ND) Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2021
	1 Year	Annualized
		5 Years	10 Years
Harbor International Fund
Retirement Class[1]	34.23%	8.48%	6.34%
Institutional Class	34.15	8.40	6.29
Administrative Class	33.80	8.13	6.03
Investor Class	33.66	8.00	5.90
Comparative Index
MSCI EAFE (ND)	34.18%	9.79%	7.37%
As stated in the Fund’s prospectus dated March 1, 2021, the expense ratios were 0.69% (Net) and 0.81% (Gross) (Retirement Class); 0.77% (Net) and 0.89% (Gross) (Institutional Class); 1.02% (Net) and 1.14% (Gross) (Administrative Class); and 1.13% (Net) and 1.25% (Gross) (Investor Class). The management fee rate is 0.75% on assets up to $12 billion and 0.65% on assets in excess of $12 billion.  The net expense ratios reflect a contractual management fee waiver effective through 02/28/2022.  The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.
market may also be recognizing the substantial improvements that have been made to corporate governance over the past several years. Not holding large cap defensive bond proxies, such as Swiss-based index heavyweights Nestlé and Novartis, also enhanced performance as they underperformed notably over the period.
In terms of positions which negatively impacted performance over the period, the portfolio’s underweight allocation to Dutch lithography business, ASML Holding, weighed on returns. ASML is the only producer of the extreme ultraviolet lithography machines used in certain types of semiconductor manufacturing. In the first quarter the company signed a very large multi-year order, which is likely to boost future earnings and added to the stock’s appeal to the market. Danish medical device maker Coloplast performed comparatively poorly over the period. While profits have been resilient, Coloplast has seen some impact from a decline in elective procedures, and the shares have not matched the pace of the index. HomeServe, the U.K.-based subscription home repair business, also impacted returns. Despite earnings meeting expectations, and improved guidance for the year ahead, investors reacted negatively to the falling number of U.K. clients subscribing to the company’s products and fewer clients remaining with the service at the end of their discounted trial periods. Avoiding French luxury goods business LVMH hurt relative performance over the year. The stock soared following good news on online sales and dividend increases; however, recent performance has been poor.
OUTLOOK & STRATEGY
1
Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.

All international and global returns are in U.S. Dollars.
This report contains the current opinions of Marathon Asset Management Limited as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved.  Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

25

Harbor International Fund
Portfolio of Investments—October 31, 2021

REGION BREAKDOWN (% of investments) -Unaudited
(Excludes derivatives)

| Region / Country | % |
|---|---|
| **Europe** | **66.5%** |
| United Kingdom | 24.6% |
| France | 8.2% |
| Denmark | 6.3% |
| Germany | 6.1% |
| Switzerland | 5.7% |
| Netherlands | 3.1% |
| Sweden | 2.9% |
| Italy | 2.5% |
| Ireland | 1.9% |
| Spain | 1.6% |
| Norway | 1.4% |
| Finland | 1.0% |
| Austria | 0.7% |
| Belgium | 0.3% |
| Russia | 0.2% |
| **Pacific Basin** | **31.4%** |
| Japan | 22.4% |
| Australia | 3.1% |
| Hong Kong | 1.5% |
| China | 1.5% |
| Singapore | 1.0% |
| Taiwan | 0.9% |
| South Korea | 0.7% |
| Indonesia | 0.2% |
| New Zealand | 0.1% |
| **Middle East/Central Asia** | **1.0%** |
| India | 1.0% |
| **Africa** | **0.6%** |
| South Africa | 0.6% |
| **North America** | **0.3%** |
| United States | 0.3% |
| **Latin America** | **0.2%** |
| Peru | 0.2% |

The Fund’s Portfolio of Investments include investments denominated in foreign currencies. As of October 31, 2021, 26% of the Fund’s investments were denominated in British Pound. No other foreign currency denomination comprised more than 25% of the Fund’s net assets.

Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands
COMMON STOCKS—99.2%
Shares		Value
AEROSPACE & DEFENSE—1.2%
123,579	Airbus SE (France)*	$15,853
2,110,612	BAE Systems plc (United Kingdom)	15,915
9,204,333	Rolls-Royce Holdings plc (United Kingdom)*	16,612
79,660	Thales SA (France)	7,351
		55,731
AIR FREIGHT & LOGISTICS—0.1%
158,709	Oesterreichische Post AG (Austria)	6,701
AIRLINES—0.4%
1,461,084	EasyJet plc (United Kingdom)*	12,454
1,008,087	Qantas Airways Ltd. (Australia)*	4,083
		16,537
COMMON STOCKS—Continued
Shares		Value
AUTO COMPONENTS—0.9%
313,600	Bridgestone Corp. (Japan)	$13,873
1,615,688	Gestamp Automocion SA (Spain)*,1	7,224
81,663	GUD Holdings Ltd. (Australia)	756
43,712	Hankook Tire & Technology Co. Ltd. (South Korea)	1,549
659,870	Johnson Electric Holdings Ltd. (Hong Kong)	1,460
90,700	Koito Manufacturing Co. Ltd. (Japan)	5,146
374,900	Sumitomo Electric Industries Ltd. (Japan)	4,976
97,700	Toyota Industries Corp. (Japan)	8,306
		43,290
AUTOMOBILES—1.3%
186,692	Bayerische Motoren Werke AG (Germany)	18,863

26

Harbor International Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands
COMMON STOCKS—Continued
Shares		Value
AUTOMOBILES—Continued
10,347	Hyundai Motor Co. (South Korea)	$1,851
2,195,200	Toyota Motor Corp. (Japan)	38,732
		59,446
BANKS—9.0%
822,158	Australia & New Zealand Banking Group Ltd. (Australia)	17,496
481,403	Axis Bank Ltd. (India)*	4,810
13,264,500	Bank Central Asia TBK PT (Indonesia)	7,014
4,088,464	Bank of Ireland Group plc (Ireland)*	24,356
21,813,552	Barclays plc (United Kingdom)	60,194
737,004	BNP Paribas SA (France)	49,333
5,913,781	CaixaBank SA (Spain)	17,000
22,062	Capitec Bank Holdings Ltd. (South Africa)	2,465
241,006	Close Brothers Group plc (United Kingdom)	4,747
140,182	Danske Bank AS (Denmark)	2,372
740,434	DBS Group Holdings Ltd. (Singapore)	17,302
581,921	DNB Bank ASA (Norway)[2]	13,848
242,300	Fukuoka Financial Group Inc. (Japan)	4,353
123,422	Hana Financial Group Inc. (South Korea)	4,759
151,417	HDFC Bank Ltd. ADR (India)[3]	10,888
691,169	HSBC Holdings plc (Hong Kong)	4,161
1,697,823	Intesa Sanpaolo SpA (Italy)	4,825
520,400	Kasikornbank PCL (Thailand)	2,219
65,297,983	Lloyds Banking Group plc (United Kingdom)	44,689
6,571,000	Resona Holdings Inc. (Japan)	24,685
1,077,002	Standard Chartered plc (United Kingdom)	7,284
317,900	Sumitomo Mitsui Financial Group Inc. (Japan)	10,316
472,700	Sumitomo Mitsui Trust Holdings Inc. (Japan)	15,549
1,908,008	Svenska Handelsbanken AB (Sweden)	21,870
2,220,396	UniCredit SpA (Italy)	29,352
385,900	United Overseas Bank Ltd. (Singapore)	7,671
		413,558
BEVERAGES—3.6%
233,405	Anheuser-Busch InBev SA (Belgium)	14,277
14,800	Asahi Group Holdings Ltd. (Japan)	672
104,762	Carlsberg AS (Denmark)	17,298
196,505	Coca-Cola Europacific Partners plc (United States)*	10,346
828,970	Davide Campari-Milano NV (Italy)	11,775
675,783	Diageo plc (United Kingdom)	33,621
273,094	Heineken NV (Netherlands)	30,228
1,769,600	Kirin Holdings Co. Ltd. (Japan)	30,801
25,220	Pernod Ricard SA (France)	5,802
98,800	Suntory Beverage & Food Ltd. (Japan)	3,834
9,710,600	Thai Beverage PCL (Singapore)	5,112
		163,766
BUILDING PRODUCTS—2.2%
1,365,166	Assa Abloy AB Class B (Sweden)	40,058
52,219	Geberit AG (Switzerland)	40,780
796,921	GWA Group Ltd. (Australia)	1,636
620,800	LIXIL Group Corp. (Japan)	15,948
		98,422
CAPITAL MARKETS—2.5%
1,984,634	3i Group plc (United Kingdom)	37,063
732,400	Daiwa Securities Group Inc. (Japan)	4,115
941,197	IG Group Holdings plc (United Kingdom)	10,213
29,353	Industrivarden AB Class A (Sweden)	968
125,800	JAFCO Group Co. Ltd. (Japan)	7,970
48,800	Japan Exchange Group Inc. (Japan)	1,156
2,619,026	Jupiter Fund Management plc (United Kingdom)	8,970
COMMON STOCKS—Continued
Shares		Value
CAPITAL MARKETS—Continued
3,418,600	Nomura Holdings Inc. (Japan)	$16,281
128,265	Rathbone Brothers plc (United Kingdom)	3,449
876,014	St. James's Place plc (United Kingdom)	18,924
202,391	UBS Group AG (Switzerland)	3,684
		112,793
CHEMICALS—1.4%
794,200	Air Water Inc. (Japan)	12,151
374,514	BASF SE (Germany)	26,955
179,200	Nissan Chemical Corp. (Japan)	9,974
9,300	Nitto Denko Corp. (Japan)	727
271,141	Orica Ltd. (Australia)	3,113
2,400	Shin-Etsu Chemical Co. Ltd. (Japan)	428
107,600	Sumitomo Bakelite Co. Ltd. (Japan)	4,836
115,100	Tokyo Ohka Kogyo Co. Ltd. (Japan)	7,317
		65,501
COMMERCIAL SERVICES & SUPPLIES—1.5%
75,400	AEON Delight Co. Ltd. (Japan)	2,316
752,164	Brambles Ltd. (Australia)	5,706
4,015,133	Cleanaway Waste Management Ltd. (Australia)	8,166
161,829	Elis SA (France)*	3,073
2,101,555	HomeServe plc (United Kingdom)	24,549
94,100	Secom Co. Ltd. (Japan)	6,415
7,597,410	Serco Group plc (United Kingdom)	13,124
85,800	Sohgo Security Services Co. Ltd. (Japan)	3,671
		67,020
CONSTRUCTION & ENGINEERING—1.1%
310,998	Boskalis Westminster NV (Netherlands)	9,275
133,926	Ferrovial SA (Spain)	4,228
1,011,100	Infroneer Holdings Inc. (Japan)	8,375
2,275,500	Obayashi Corp. (Japan)	19,210
1,510,600	Penta-Ocean Construction Co. Ltd. (Japan)	10,409
		51,497
CONSTRUCTION MATERIALS—1.6%
103,318	CRH plc (Ireland)	4,944
1,126,751	Fletcher Building Ltd. (New Zealand)	5,795
361,256	Holcim Ltd. (Switzerland)*	18,020
36,653	Imerys SA (France)	1,589
127,266	James Hardie Industries PLC CDI (Australia)*,3	5,000
869,300	Taiheiyo Cement Corp. (Japan)	18,469
56,954	Vicat SA (France)	2,431
509,677	Wienerberger AG (Austria)	18,043
		74,291
CONSUMER FINANCE—0.3%
2,130,390	International Personal Finance plc (United Kingdom)	3,710
2,290,775	Non-Standard Finance plc (United Kingdom)*,1	121
1,547,337	Provident Financial plc (United Kingdom)*	7,817
		11,648
CONTAINERS & PACKAGING—0.6%
3,461,048	DS Smith plc (United Kingdom)	18,156
776,900	Toyo Seikan Group Holdings Ltd. (Japan)	9,225
		27,381
DISTRIBUTORS—0.4%
1,623,825	Inchcape plc (United Kingdom)	18,327
DIVERSIFIED FINANCIAL SERVICES—0.5%
3,532,349	AMP Ltd. (Australia)*	2,890

27

Harbor International Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands
COMMON STOCKS—Continued
Shares		Value
DIVERSIFIED FINANCIAL SERVICES—Continued
533,900	Chailease Holding Co. Ltd. (Taiwan)	$5,113
502,634	Challenger Ltd. (Australia)	2,640
78,355	Macquarie Group Ltd. (Australia)	11,568[x]
		22,211
DIVERSIFIED TELECOMMUNICATION SERVICES—1.8%
536,107	Deutsche Telekom AG (Germany)	9,970
4,494,784	Koninklijke KPN NV (Netherlands)	13,430
1,653,600	Nippon Telegraph & Telephone Corp. (Japan)	46,332
2,775,200	Singapore Telecommunications Ltd. (Singapore)	5,149
2,029,233	Telstra Corp. Ltd. (Australia)	5,865
		80,746
ELECTRIC UTILITIES—0.5%
165,216	Orsted AS (Denmark)[1]	23,336
ELECTRICAL EQUIPMENT—3.8%
699,083	ABB Ltd. (Switzerland)	23,128
192,640	Havells India Ltd. (India)*	3,268
361,641	Legrand SA (France)	39,451
41,400	Mabuchi Motor Co. Ltd. (Japan)	1,427
372,000	Mitsubishi Electric Corp. (Japan)	4,996
173,179	Schneider Electric SE (France)	29,859
574,000	TECO Electric and Machinery Co. Ltd. (Taiwan)	624
1,655,845	Vestas Wind Systems AS (Denmark)	71,582
		174,335
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.8%
324,000	Chroma ATE Inc. (Taiwan)	2,116
457,000	Delta Electronics Inc. (Taiwan)	4,034
146,700	Kyocera Corp. (Japan)	8,589
69,900	Omron Corp. (Japan)	6,685
28,100	Shimadzu Corp. (Japan)	1,141
342,500	TDK Corp. (Japan)	12,451
		35,016
ENERGY EQUIPMENT & SERVICES—0.5%
1,820,481	John Wood Group plc (United Kingdom)*	5,309
294,248	Petrofac Ltd. (United Kingdom)*	521
73,562	Petrofac Ltd. (United Kingdom)*	14[x]
6,633,206	Saipem SpA (Italy)*	14,533
37,459	Technip Energies NV (France)*	577
183,203	TechnipFMC plc (France)*	1,363
		22,317
ENTERTAINMENT—0.7%
164,964	CTS Eventim AG & Co. KGaA (Germany)*	11,998
34,100	Konami Holdings Corp. (Japan)	1,877
360,970	Modern Times Group MTG AB Class B (Sweden)*	4,139
7,200	Nexon Co. Ltd. (Japan)	123
12,600	Nintendo Co. Ltd. (Japan)	5,565
11,608	Sea Ltd. ADR (Singapore)*,3	3,988
130,500	Toho Co. Ltd. (Japan)	6,131
		33,821
FOOD & STAPLES RETAILING—1.6%
163,334	Bid Corp. Ltd. (South Africa)	3,501
177,134	Clicks Group Ltd. (South Africa)	3,240
661,523	Koninklijke Ahold Delhaize NV (Netherlands)	21,521
137,200	Matsumotokiyoshi Holdings Co. Ltd. (Japan)	6,083
984,891	Metcash Ltd. (Australia)	3,035
425,100	Seven & I Holdings Co. Ltd. (Japan)	17,848
107,800	Sundrug Co. Ltd. (Japan)	3,155
COMMON STOCKS—Continued
Shares		Value
FOOD & STAPLES RETAILING—Continued
3,426,087	Tesco plc (United Kingdom)	$12,650
72,243	X5 Retail Group NV GDR (Russia)[3]	2,459
		73,492
FOOD PRODUCTS—1.7%
60,500	Calbee Inc. (Japan)	1,559
1,214,000	China Mengniu Dairy Co. Ltd. (China)*	7,724
1,334,610	Devro plc (United Kingdom)	3,936
2,546,000	First Pacific Co. Ltd. (Hong Kong)	1,017
143,100	Fuji Oil Holdings Inc. (Japan)	3,358
313,600	Megmilk Snow Brand Co. Ltd. (Japan)	6,068
42,400	Meiji Holdings Co. Ltd. (Japan)	2,676
212,500	NH Foods Ltd. (Japan)	7,473
607,500	Nippon Suisan Kaisha Ltd. (Japan)	3,453
3,514,000	Tingyi Cayman Islands Holding Corp. (China)	6,559
322,800	Toyo Suisan Kaisha Ltd. (Japan)	13,909
187,894	Viscofan SA (Spain)	12,848
2,787,000	Want Want China Holdings Ltd. (China)	2,161
118,600	Yakult Honsha Co. Ltd. (Japan)	5,993
		78,734
HEALTH CARE EQUIPMENT & SUPPLIES—3.9%
275,934	Coloplast AS Class B (Denmark)	45,065
7,151,292	ConvaTec Group plc (United Kingdom)[1]	20,926
532,790	Demant AS (Denmark)*	25,828
319,618	Getinge AB Class B (Sweden)	14,303
386,358	GN Store Nord AS (Denmark)	23,478
5,500	Hoya Corp. (Japan)	810
201,400	Japan Lifeline Co. Ltd. (Japan)	2,169
424,931	Koninklijke Philips NV (Netherlands)	20,046
67,400	Olympus Corp. (Japan)	1,460
222,742	Smith & Nephew plc (United Kingdom)	3,847
50,447	Sonova Holding AG (Switzerland)	20,904
		178,836
HEALTH CARE PROVIDERS & SERVICES—1.1%
358,600	Alfresa Holdings Corp. (Japan)	5,055
166,273	Amplifon SpA (Italy)	8,461
379,259	Fresenius Medical Care AG & Co. KGaA (Germany)	25,194
510,600	MediPAL Holdings Corp. (Japan)	9,238
93,000	Ship Healthcare Holdings Inc. (Japan)	2,443
		50,391
HOTELS, RESTAURANTS & LEISURE—4.6%
2,983,000	Ajisen China Holdings Ltd. (China)	510
114,998	Aristocrat Leisure Ltd. (Australia)	4,079
272,387	Carnival plc (United Kingdom)*	5,498
1,805,397	Compass Group plc (United Kingdom)*	38,312
1,630,661	Entain plc (United Kingdom)*	45,693
262,400	Flutter Entertainment plc (Ireland)*	49,517
907,000	Galaxy Entertainment Group Ltd. (Hong Kong)*	4,880
61,614	InterContinental Hotels Group plc (United Kingdom)*	4,316
318,095	Playtech plc (United Kingdom)*	3,026
7,506,150	SSP Group plc (United Kingdom)*	26,445
4,844,162	TUI AG (Germany)*	16,111
171,486	Yum China Holdings Inc. (China)	9,788
		208,175
HOUSEHOLD DURABLES—0.6%
562,940	Barratt Developments plc (United Kingdom)	5,110
278,100	Casio Computer Co. Ltd. (Japan)	3,936
27,000	Rinnai Corp. (Japan)	2,772
380,300	Sekisui Chemical Co. Ltd. (Japan)	6,248

28

Harbor International Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands
COMMON STOCKS—Continued
Shares		Value
HOUSEHOLD DURABLES—Continued
6,700	Sony Group Corp. (Japan)	$ 776
4,807,209	Taylor Wimpey plc (United Kingdom)	10,171
		29,013
HOUSEHOLD PRODUCTS—0.7%
84,600	Lion Corp. (Japan)	1,409
370,930	Reckitt Benckiser Group plc (United Kingdom)	30,113
		31,522
INDUSTRIAL CONGLOMERATES—2.6%
153,000	CK Hutchison Holdings Ltd. (Hong Kong)	1,026
206,557	DCC plc (United Kingdom)	17,235
1,439,600	Hitachi Ltd. (Japan)	82,956
165,000	Jardine Matheson Holdings Ltd. (Hong Kong)	9,584
27,321	LG Corp. (South Korea)	2,136
634,800	Nisshinbo Holdings Inc. (Japan)	4,900
3,601,200	Sime Darby Berhad (Malaysia)	1,976
		119,813
INSURANCE—5.4%
456,149	Admiral Group plc (United Kingdom)	17,919
2,060,400	AIA Group Ltd. (Hong Kong)	23,091
1,112,083	AXA SA (France)	32,354
1,686,300	Dai-ichi Life Holdings Inc. (Japan)	35,477
265,200	Great Eastern Holdings Ltd. (Singapore)	4,235
36,415	Hannover Rueck SE (Germany)	6,649
32,282	Helvetia Holding AG (Switzerland)	3,841
476,246	Hiscox Ltd. (United Kingdom)	5,418
2,523,400	Japan Post Holdings Co. Ltd. (Japan)	19,390
148,900	MS&AD Insurance Group Holdings Inc. (Japan)	4,811
576,000	Ping An Insurance Group Co. of China Ltd. (China)	4,126
699,746	Porto Seguro SA (Brazil)*	2,894
341,932	Prudential plc (United Kingdom)	6,963
66,750	Prudential plc (Hong Kong)	1,359
962,690	QBE Insurance Group Ltd. (Australia)	8,619
686,269	Sampo OYJ (Finland)	36,483
362,700	Sompo Holdings Inc. (Japan)	15,729
273,200	T&D Holdings Inc. (Japan)	3,504
284,900	Tokio Marine Holdings Inc. (Japan)	15,006
		247,868
INTERACTIVE MEDIA & SERVICES—1.7%
1,590,920	Auto Trader Group plc (United Kingdom)[1]	13,189
55,572	Baidu Inc. ADR (China)*,3	9,016
369,578	Carsales.com Ltd. (Australia)	6,916
455,784	Domain Holdings Australia Ltd. (Australia)	1,980
4,750,955	Rightmove plc (United Kingdom)	44,909
		76,010
INTERNET & DIRECT MARKETING RETAIL—1.7%
582,018	HelloFresh SE (Germany)*	47,166
156,371	Just Eat Takeaway.com NV (Netherlands)*,1	11,233
40,940	Naspers Ltd. (South Africa)	6,933
61,629	Trip.com Group Ltd. ADR (China)*,3	1,760
67,704	Vipshop Holdings Ltd. ADR (China)*,3	756
17,843	Zooplus AG (Germany)*	9,901
34,500	ZOZO Inc. (Japan)	1,107
		78,856
IT SERVICES—3.2%
96,951	Alten SA (France)	15,623
14,505,181	Capita plc (United Kingdom)*	9,415
442,344	Edenred (France)	23,936
COMMON STOCKS—Continued
Shares		Value
IT SERVICES—Continued
224,175	Infosys Ltd. ADR (India)[3]	$4,994
375,100	NEC Corp. (Japan)	19,206
263,400	NET One Systems Co. Ltd. (Japan)	8,638
21,400	Nomura Research Institute Ltd. (Japan)	857
198,500	NS Solutions Corp. (Japan)	6,672
1,262,500	NTT Data Corp. (Japan)	25,327
44,300	Otsuka Corp. (Japan)	2,182
39,774	Reply SpA (Italy)	7,720
596,500	SCSK Corp. (Japan)	12,071
164,802	Tata Consultancy Services Ltd. (India)	7,505
		144,146
LEISURE PRODUCTS—0.6%
122,600	Bandai Namco Holdings Inc. (Japan)	9,369
346,000	Giant Manufacturing Co. Ltd. (Taiwan)	4,018
824,500	Sega Sammy Holdings Inc. (Japan)	11,725
		25,112
LIFE SCIENCES TOOLS & SERVICES—0.8%
258,360	Eurofins Scientific SE (France)	30,490
46,951	Gerresheimer AG (Germany)	4,308
		34,798
MACHINERY—3.3%
96,803	Andritz AG (Austria)	5,498
2,254,023	CNH Industrial NV (Italy)	38,827
82,800	Daifuku Co. Ltd. (Japan)	7,623
577,299	Fluidra SA (Spain)*	22,049
94,036	GEA Group AG (Germany)	4,632
23,300	Hoshizaki Corp. (Japan)	1,959
34,200	Makita Corp. (Japan)	1,587
613,800	NSK Ltd. (Japan)	4,125
838,407	Rotork plc (United Kingdom)	4,053
937,511	Sandvik AB (Sweden)	23,774
186,557	Stabilus SA (Germany)	14,009
371,000	Techtronic Industries Co. Ltd. (Hong Kong)	7,622
633,261	Wartsila OYJ ABP (Finland)	8,782
2,604,000	Weichai Power Co. Ltd. (China)	4,661
		149,201
MARINE—0.1%
1,294,271	Irish Continental Group plc (Ireland)*	6,363
MEDIA—2.7%
301,173	Daily Mail & General Trust plc (United Kingdom)	4,275
268,739	Euromoney Institutional Investor plc (United Kingdom)	3,844
1,028,000	Fuji Media Holdings Inc. (Japan)	10,656
345,800	Hakuhodo DY Holdings Inc. (Japan)	5,638
753,681	Informa plc (United Kingdom)*	5,362
14,459,137	ITV plc (United Kingdom)*	21,281
547,144	JCDecaux SA (France)*	14,275
915,800	Nippon Television Holdings Inc. (Japan)	9,866
264,565	Nordic Entertainment Group AB (Sweden)*	15,341
160,397	Schibsted ASA Class A (Norway)	8,287
68,909	Schibsted ASA Class B (Norway)	3,126
114,900	TBS Holdings Inc. (Japan)	1,817
1,456,631	WPP plc (United Kingdom)	21,055
		124,823
METALS & MINING—3.8%
807,030	Acerinox SA (Spain)	11,236
183,138	African Rainbow Minerals Ltd. (South Africa)	2,445
23,118	Anglo American Platinum Ltd. (South Africa)	2,342

29

Harbor International Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands
COMMON STOCKS—Continued
Shares		Value
METALS & MINING—Continued
998,695	ArcelorMittal SA (France)	$33,776
530,614	BHP Group Ltd. (Australia)	14,574
314,865	BlueScope Steel Ltd. (Australia)	4,920
1,537,304	Evolution Mining Ltd. (Australia)	4,174
138,738	First Quantum Minerals Ltd. (Canada)	3,284
7,878,413	Glencore plc (United Kingdom)*	39,397
372,235	Newcrest Mining Ltd. (Australia)	6,974
254,200	Nippon Steel Corp. (Japan)	4,457
459,439	Rio Tinto plc (United Kingdom)	28,647
242,628	Severstal PJSC GDR (Russia)[3]	5,546
89,544	Southern Copper Corp. (Peru)	5,372
144,200	Sumitomo Metal Mining Co. Ltd. (Japan)	5,594
		172,738
MULTILINE RETAIL—0.1%
336,700	Marui Group Co. Ltd. (Japan)	6,607
OIL, GAS & CONSUMABLE FUELS—2.9%
3,232,177	Beach Energy Ltd. (Australia)	3,396
17,144,541	BP plc (United Kingdom)	82,138
1,582,596	Equinor ASA (Norway)	40,100
600,151	Oil Search Ltd. (Australia)	1,944
1,096,605	Santos Ltd. (Australia)	5,758
		133,336
PAPER & FOREST PRODUCTS—0.3%
2,461,800	Oji Holdings Corp. (Japan)	12,203
PERSONAL PRODUCTS—1.0%
25,253	AMOREPACIFIC Group (South Korea)	1,075
336,031	Dabur India Ltd. (India)	2,643
4,500	Kao Corp. (Japan)	255
6,400	Kose Corp. (Japan)	743
1,111,250	L'Occitane International SA (Hong Kong)	3,975
93,100	Mandom Corp. (Japan)	1,353
363,345	Marico Ltd. (India)*	2,758
58,600	Rohto Pharmaceutical Co. Ltd. (Japan)	1,790
526,746	Unilever plc (United Kingdom)	28,203
866,000	Uni-President Enterprises Corp. (Taiwan)	2,078
		44,873
PHARMACEUTICALS—4.0%
724,149	Novo Nordisk AS (Denmark)	79,406
88,000	Otsuka Holdings Co. Ltd. (Japan)	3,480
213,291	Roche Holding AG (Switzerland)	82,628
56,400	Sawai Group Holdings Co. Ltd. (Japan)	2,488
163,600	Takeda Pharmaceutical Co. Ltd. (Japan)	4,592
339,700	Tsumura & Co. (Japan)	10,587
		183,181
PROFESSIONAL SERVICES—4.2%
421,970	Adecco Group AG (Switzerland)	21,259
372,347	ALS Ltd. (Australia)	3,735
462,037	Experian plc (United Kingdom)	21,185
11,567,572	Hays plc (United Kingdom)	26,215
612,492	Intertek Group plc (United Kingdom)	41,017
377,295	IPH Ltd. (Australia)	2,451
386,800	Nomura Co. Ltd. (Japan)	3,814
794,433	PageGroup plc (United Kingdom)*	7,209
216,800	Persol Holdings Co. Ltd. (Japan)	5,827
69,068	Randstad NV (Netherlands)	4,962
1,035,646	RELX plc (United Kingdom)	32,113
480,876	RWS Holdings plc (United Kingdom)	4,084
COMMON STOCKS—Continued
Shares		Value
PROFESSIONAL SERVICES—Continued
121,600	TechnoPro Holdings Inc. (Japan)	$3,886
33,148	Teleperformance (France)	13,846
		191,603
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.4%
17,400	Daito Trust Construction Co. Ltd. (Japan)	2,157
347,300	Daiwa House Industry Co. Ltd. (Japan)	11,458
513,000	Swire Pacific Ltd. (Hong Kong)	3,225
		16,840
ROAD & RAIL—0.3%
123,800	East Japan Railway Co. (Japan)	7,711
1,036,076	National Express Group plc (United Kingdom)*	3,242
389,700	Senko Group Holdings Co. Ltd. (Japan)	3,466
		14,419
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.8%
208,500	ASM Pacific Technology Ltd. (Hong Kong)	2,256
34,957	ASML Holding NV (Netherlands)	28,417
139,000	MediaTek Inc. (Taiwan)	4,575
1,022,100	Renesas Electronics Corp. (Japan)*	12,573
172,200	ROHM Co. Ltd. (Japan)	15,746
84,970	SK Hynix Inc. (South Korea)	7,490
606,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	12,859
		83,916
SOFTWARE—0.0%
16,000	Oracle Corp. Japan (Japan)	1,514
SPECIALTY RETAIL—0.9%
72,800	ABC-Mart Inc. (Japan)	3,499
10,699,900	Esprit Holdings Ltd. (Hong Kong)*	917
1,588,289	Pepkor Holdings Ltd. (South Africa)*,1	2,504
1,514,458	Pets at Home Group plc (United Kingdom)	9,994
168,400	USS Co. Ltd. (Japan)	2,714
731,342	WH Smith plc (United Kingdom)*	15,656
688,000	Zhongsheng Group Holdings Ltd (China)	6,203
		41,487
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—0.7%
426,000	Advantech Co. Ltd. (Taiwan)	5,571
137,726	Logitech International SA (Switzerland)	11,521
128,272	Quadient SA (France)	3,067
216,168	Samsung Electronics Co Ltd. (South Korea)	12,943
		33,102
TEXTILES, APPAREL & LUXURY GOODS—2.9%
87,692	Adidas AG (Germany)	28,702
351,000	ASICS Corp. (Japan)	8,747
265,494	Cie Financiere Richemont SA (Switzerland)	32,855
388,988	Cie Financiere Richemont SA ADR (South Africa)[3]	4,804
198,869	EssilorLuxottica SA (France)	41,145
501,500	Li Ning Co. Ltd. (China)	5,534
564,200	Onward Holdings Co. Ltd. (Japan)	1,669
966,000	Samsonite International SA (Hong Kong)*,1	2,078
278,718	Shenzhou International Group Holdings Ltd. (China)	6,005
1,608,000	Stella International Holdings Ltd. (Hong Kong)	1,921
		133,460
THRIFTS & MORTGAGE FINANCE—0.2%
219,389	Housing Development Finance Corp. Ltd. (India)*	8,355

30

Harbor International Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands
COMMON STOCKS—Continued
Shares		Value
TOBACCO—0.4%
91,353	British American Tobacco plc (United Kingdom)	$3,178
6,700	Japan Tobacco Inc. (Japan)	131
1,552,316	Swedish Match AB (Sweden)	13,687
		16,996
TRADING COMPANIES & DISTRIBUTORS—1.6%
263,500	BOC Aviation Ltd. (China)[1]	2,306
322,210	Brenntag SE (Germany)	30,654
738,186	Bunzl plc (United Kingdom)	27,283
376,900	ITOCHU Corp. (Japan)	10,750
		70,993
TRANSPORTATION INFRASTRUCTURE—0.4%
623,638	Getlink SE (France)	9,599
186,295	Grupo Aeroportuario del Pacifico SAB de CV Class B (Mexico)*	2,353
239,400	Mitsubishi Logistics Corp. (Japan)	6,685
		18,637
WIRELESS TELECOMMUNICATION SERVICES—0.3%
484,300	KDDI Corp. (Japan)	14,810
TOTAL COMMON STOCKS
(Cost $3,620,479)		4,533,914

PREFERRED STOCKS—0.5%
Shares		Value
AUTOMOBILES—0.5%
92,483	Volkswagen AG (Germany)	$20,756
PERSONAL PRODUCTS—0.0%
10,039	AMOREPACIFIC Group (South Korea)	334
TOTAL PREFERRED STOCKS
(Cost $15,434)		21,090
TOTAL INVESTMENTS—99.7%
(Cost $3,635,913)		4,555,004
CASH AND OTHER ASSETS, LESS LIABILITIES—0.3%		15,563
TOTAL NET ASSETS—100.0%		$4,570,567

RIGHTS/WARRANTS
Description	No. of Contracts	Strike Price	Expiration Date	Cost (000s)	Value (000s)
Cie Financiere Richemont SA	805,198	CHF 67.00	09/12/2023	$ —	$44

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2021 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Africa	$—	$28,234	$—	$28,234
Europe	8,005	3,002,209	—	3,010,214
Latin America	10,619	—	—	10,619
Middle East/Central Asia	15,882	29,339	—	45,221
North America	13,630	—	—	13,630
Pacific Basin	35,902	1,378,526	11,568	1,425,996
Preferred Stocks
Europe	—	20,756	—	20,756
Pacific Basin	—	334	—	334
Total Investments in Securities	$84,038	$4,459,398	$11,568	$4,555,004
Financial Derivatives Instruments - Assets
Rights/Warrants	$44	$—	$—	$44
Total Investments	$84,082	$4,459,398	$11,568	$4,555,048
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

31

Harbor International Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS—Continued
The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2021. Transfers into or out of Level 3 are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occured.
Valuation Description	Beginning Balance as of 11/01/2020 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss) (000s)	Change in Unrealized Appreciation/ (Depreciation) (000s)	Transfers Into Level 3[h] (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2021 (000s)	Unrealized Gain/Loss as of 10/31/2021 (000s)
Common Stocks	$—	$—	$—	$—	$—	$—	$11,568	$—	$11,568	$2,567
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 10/31/2021 (000s)	Valuation Technique	Unobservable Input(s)	Input Value(s)
Investments in Securities
Common Stocks
Macquarie Group Ltd. (Australia)	$ 11,568	Market Approach	Last Traded Price	AUD 196.25

*
Non-income producing security
x
Fair valued in accordance with Harbor Funds' Valuation Procedures.
1
Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At October 31, 2021, the aggregate value of these securities was $82,917 or 2% of net assets.
2
All or a portion of this security was out on loan as of October 31, 2021.
3
Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.
h
Transferred from Level 2 to Level 3 due to the unavailability of observable market data for pricing
AUD
Australian Dollar
CHF
Swiss Franc

The accompanying notes are an integral part of the Financial Statements.

32

Harbor International Growth Fund
Manager’s Commentary (Unaudited)

Subadviser
Baillie Gifford Overseas Limited
Calton Square
1 Greenside Row
Edinburgh, Scotland
United Kingdom
EH1 3AN
Portfolio Managers
Gerard Callahan
Since 2013
Iain Campbell
Since 2013
Joe Faraday, CFA
Since 2013
Moritz Sitte, CFA
Since 2014
Sophie Earnshaw, CFA
Since 2014
Baillie Gifford Overseas Limited has subadvised the Fund since 2013.
Investment Objective
The Fund seeks long-term growth of capital.
Management’s Discussion of
Fund Performance
Market Review
The Harbor International Growth Fund underperformed its benchmark during the 12-month period ended October 31, 2021. The MSCI All Country World Ex U.S. (ND) Index, a basket of stocks in both developed and emerging overseas markets, returned 29.66%.
After a period during 2020 when the COVID-19 pandemic boosted the performance of capital-light, online businesses, the announcement of effective vaccines from November 2020 saw a change in market conditions, with growth businesses enjoying less of a tailwind.
As the immediate consequences of the pandemic have receded, the thoughts of policymakers and market participants have increasingly turned to the possibility that inflation will increase – and, if it does, the question of whether this will be a short-term phenomenon or a longer lasting one.
We endeavor not to be distracted by short-term considerations and prefer to approach portfolio construction by considering company fundamentals rather than macroeconomic issues. We aim to find good quality stocks that can produce above average earnings and that have the potential to outperform over the long term.
Performance
Harbor International Growth Fund returned 24.00% (Retirement Class), 23.92% (Institutional Class), 23.54% (Administrative Class) and 23.41% (Investor Class) for the annual period ended October 31, 2021, underperforming the 29.66% return of the MSCI All Country World Ex. U.S. (ND) Index. During this period, the Fund underperformed in each of the regions that make up the benchmark index other than Emerging Markets and Europe (ex-U.K.).
Where sectors are concerned, the main detractors from the Fund’s relative performance were Financials, Consumer Discretionary and Energy. The main sector contributors to performance were Information Technology, Industrials and Health Care. At the end of October 2021, the Fund was most overweight in the Consumer Discretionary and Industrials sectors, while it had no exposure to Utilities or Real Estate.
Our regional and sectoral positions are outputs of our bottom-up investment process. Given this fundamental approach, it is particularly relevant to consider the individual company holdings that impacted performance. The largest individual detractors from performance included Kingspan, Zalando and Alibaba. The main contributors during the period included NIBE, Sartorius and ASML Holding.
Kingspan, which makes insulation panels for buildings, was sold during the period. The company became embroiled in a controversy related to a tragic fire in a London high rise building in 2017. The company had no role in the design or planning of the cladding system used, and its products accounted for only a small fraction of those used on the building, but the subsequent inquiry into the event has revealed serious shortcomings in its approach to product-safety testing and the marketing of some of its building insulation materials. We engaged with the company in relation to these issues but found some of its responses underwhelming. Bearing in mind the potential future reputational consequences, and given concerns about the company’s culture, we subsequently decided to dispose of the holding. Zalando is an ecommerce company which specializes in fashion retail. It is the European leader in this segment. We believe it

33

Harbor International Growth Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2011 through 10/31/2021
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the MSCI All Country World Ex. U.S. (ND) Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2021
	1 Year	Annualized
		5 Years	10 Years
Harbor International Growth Fund
Retirement Class[1]	24.00%	14.13%	9.54%
Institutional Class	23.92	14.04	9.49
Administrative Class	23.54	13.75	9.21
Investor Class	23.41	13.61	9.08
Comparative Index
MSCI All Country World Ex. U.S. (ND)	29.66%	9.77%	6.66%
As stated in the Fund’s prospectus dated March 1, 2021, the expense ratios were 0.77% (Net) and 0.83% (Gross) (Retirement Class); 0.85% (Net) and 0.91% (Gross) (Institutional Class); 1.10% (Net) and 1.16% (Gross) (Administrative Class); and 1.21% (Net) and 1.27% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2022. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.
has a large potential market as fashion sales move to online. Zalando has increasingly been investing in logistics infrastructure to enable it to supply third-party brands to its customers, rather than focusing on its own. Although the lift provided by the COVID-19 pandemic restrictions may now be receding, there are plenty of growth opportunities for the company in the long run, in our view. Alibaba operates a platform which dominates the e-commerce market in China. Recent results have been below expectations and the market has been concerned that the Chinese government may be less supportive of internet businesses than in the past.
NIBE is a Swedish heating technology company that aims to provide world-class solutions in sustainable energy. Its shares have performed well recently following strong organic growth and the business has benefitted from some of its acquisitions. Sartorius produces single-use equipment used in the manufacturing of biological products, such as antibodies and vaccines. The company is exposed to the attractive area of biological drugs and we believe it to be well-positioned to benefit from the structural shift from reusable to single-use biomanufacturing technology. ASML is one of the world’s largest manufacturers of equipment used in the production of semiconductors and, in particular, high-end lithography equipment. The company has continued to report solid results and its management has increased their guidance for this year’s earnings.
Outlook & Strategy
1
Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.

All international and global returns are in U.S. Dollars.
This report contains the current opinions of Baillie Gifford Overseas Limited as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved.  Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

34

Harbor International Growth Fund
Portfolio of Investments—October 31, 2021

REGION BREAKDOWN (% of investments) -Unaudited

The Fund’s Portfolio of Investments include investments denominated in foreign currencies. As of October 31, 2021, there was no foreign currency denomination that comprised more than 25% of the Fund’s net assets.

Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands
COMMON STOCKS—95.9%
Shares		Value
AUTO COMPONENTS—0.8%
95,140	Denso Corp. (Japan)	$6,897
AUTOMOBILES—0.8%
165,760	Suzuki Motor Corp. (Japan)	7,392
BANKS—1.1%
500,007	United Overseas Bank Ltd. (Singapore)	9,939
BEVERAGES—2.4%
61,288	Remy Cointreau SA (France)	12,381
5,233,740	Thai Beverage PCL (Thailand)	2,755
434,926	United Spirits Ltd. (India)*	5,543
		20,679
BIOTECHNOLOGY—1.1%
19,775	BeiGene Ltd. ADR (China)*,1	7,074
165,704	Burning Rock Biotech Ltd. ADR (China)*,1	2,335
		9,409
BUILDING PRODUCTS—2.7%
1,574,632	NIBE Industrier AB (Sweden)	23,421
CAPITAL MARKETS—1.3%
517,848	Hargreaves Lansdown plc (United Kingdom)	10,897
COMMON STOCKS—Continued
Shares		Value
CHEMICALS—2.6%
404,353	Asian Paints Ltd. (India)*	$16,800
163,893	Johnson Matthey plc (United Kingdom)	6,126
		22,926
COMMERCIAL SERVICES & SUPPLIES—0.5%
345,202	HomeServe plc (United Kingdom)	4,032
DIVERSIFIED FINANCIAL SERVICES—1.1%
434,360	Investor AB Class B (Sweden)	10,022
ELECTRICAL EQUIPMENT—2.7%
104,756	Contemporary Amperex Technology Co. Ltd. (China)	10,494
120,380	Nidec Corp. (Japan)	13,333
		23,827
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.6%
17,840	Keyence Corp. (Japan)	10,768
156,460	Murata Manufacturing Co. Ltd. (Japan)	11,606
		22,374
ENTERTAINMENT—2.0%
42,712	Spotify Technology SA (Sweden)*	12,361
89,214	Ubisoft Entertainment SA (France)*	4,671
		17,032

35

Harbor International Growth Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands
COMMON STOCKS—Continued
Shares		Value
FOOD & STAPLES RETAILING—2.8%
410,708	Jeronimo Martins SGPS SA (Portugal)	$9,305
1,654,180	Raia Drogasil SA (Brazil)*	6,815
59,220	Sugi Holdings Co. Ltd. (Japan)	4,240
1,155,089	Wal-Mart de Mexico SAB de CV (Mexico)	4,024
		24,384
HEALTH CARE EQUIPMENT & SUPPLIES—4.8%
72,685	Cochlear Ltd. (Australia)	12,158
625,780	Olympus Corp. (Japan)	13,556
131,640	Sysmex Corp. (Japan)	16,322
		42,036
HOUSEHOLD PRODUCTS—0.3%
128,640	Pigeon Corp. (Japan)	2,979
INSURANCE—2.4%
1,070,960	AIA Group Ltd. (Hong Kong)	12,002
211,083	ICICI Lombard General Insurance Co Ltd. (India)[2]	4,206
615,600	Ping An Insurance Group Co. of China Ltd. (China)	4,410
		20,618
INTERACTIVE MEDIA & SERVICES—6.7%
1,393,907	Auto Trader Group plc (United Kingdom)[2]	11,556
36,836	Baidu Inc. ADR (China)*,1	5,976
240,640	Kakaku.com Inc. (Japan)	7,986
25,730	Naver Corp. (South Korea)	8,946
1,563,130	Rightmove plc (United Kingdom)	14,776
1,407,600	Z Holdings Corp. (Japan)	8,738
		57,978
INTERNET & DIRECT MARKETING RETAIL—12.4%
79,825	Alibaba Group Holding Ltd. ADR (China)*,1	13,166
80,251	ASOS plc (United Kingdom)*	2,725
190,632	AUTO1 Group SE (Germany)*,2	7,500
109,904	Coupang Inc. (South Korea)*	3,271
61,216	Games Workshop Group plc (United Kingdom)	8,086
100,258	MakeMyTrip Ltd. (India)*	3,175
384,340	Meituan Class B (China)*,2	13,079
8,396	MercadoLibre Inc. (Argentina)*	12,435
61,257	Naspers Ltd. (South Africa)	10,374
59,038	Prosus NV (Netherlands)*	5,200
1,297,447	Trainline plc (United Kingdom)*,2	5,637
134,536	Trip.com Group Ltd. ADR (China)*,1	3,842
206,510	Zalando SE (Germany)*,2	19,511
		108,001
IT SERVICES—4.8%
226,878	Bechtle AG (Germany)	17,019
14,014	Shopify Inc. (Canada)*	20,555
413,086	Wise plc (United Kingdom)*	4,622
		42,196
LEISURE PRODUCTS—1.4%
42,880	Shimano Inc. (Japan)	11,964
LIFE SCIENCES TOOLS & SERVICES—2.1%
12,201	Mettler-Toledo International Inc. (Switzerland)*	18,068
MACHINERY—8.8%
186,835	Atlas Copco AB Class A (Sweden)	12,032
83,469	Atlas Copco AB Class B (Sweden)	4,524
456,365	Epiroc AB Class B (Sweden)	9,695
121,481	Kone OYJ Class B (Finland)	8,285
COMMON STOCKS—Continued
Shares		Value
MACHINERY—Continued
8,522	Rational AG (Germany)	$8,458
21,480	SMC Corp. (Japan)	12,819
792,800	Techtronic Industries Co. Ltd. (Hong Kong)	16,288
202,406	Weir Group plc (United Kingdom)	4,801
		76,902
PERSONAL PRODUCTS—1.9%
77,740	Kao Corp. (Japan)	4,397
162,120	Shiseido Co. Ltd. (Japan)	10,818
421,107	Yatsen Holding Ltd. ADR (China)*,1	1,179
		16,394
PROFESSIONAL SERVICES—2.1%
99,319	Intertek Group plc (United Kingdom)	6,651
171,700	Recruit Holdings Co. Ltd. (Japan)	11,421
		18,072
SEMICONDUCTORS & SEMICONDUCTOR—1.2%
692,200	Longi Green Energy Technology Co. Ltd. (China)*	10,554
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—6.9%
37,863	ASML Holding NV (Netherlands)	30,779
257,813	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)[1]	29,313
		60,092
SOFTWARE—2.5%
72,341	Nemetschek SE (Germany)	8,306
117,807	Xero Ltd. (New Zealand)*	13,433
		21,739
SPECIALTY RETAIL—1.3%
318,423	Industria de Diseno Textil SA (Spain)	11,535
TEXTILES, APPAREL & LUXURY GOODS—7.5%
30,057	Adidas AG (Germany)	9,838
228,911	Burberry Group plc (United Kingdom)	6,050
114,969	Cie Financiere Richemont SA (Switzerland)	14,227
11,031	Kering SA (France)	8,279
1,498,900	Li Ning Co. Ltd. (China)	16,540
13,666	LVMH Moet Hennessy Louis Vuitton SE (France)	10,716
		65,650
THRIFTS & MORTGAGE FINANCE—2.1%
479,322	Housing Development Finance Corp. Ltd. (India)*	18,254
TRADING COMPANIES & DISTRIBUTORS—1.5%
57,135	IMCD NV (Netherlands)	12,687
WIRELESS TELECOMMUNICATION SERVICES—0.7%
115,280	SoftBank Group Corp. (Japan)	6,241
TOTAL COMMON STOCKS
(Cost $532,415)		835,191

36

Harbor International Growth Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands
PREFERRED STOCKS—2.5%
(Cost $4,669)
Shares		Value
HEALTH CARE EQUIPMENT & SUPPLIES—2.5%
33,462	Sartorius AG (Germany)	$21,675
TOTAL INVESTMENTS—98.4%
(Cost $537,084)		856,866
CASH AND OTHER ASSETS, LESS LIABILITIES—1.6%		13,944
TOTAL NET ASSETS—100.0%		$870,810

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2021 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Africa	$—	$10,374	$—	$10,374
Europe	30,429	344,350	—	374,779
Latin America	23,274	—	—	23,274
Middle East/Central Asia	3,175	44,803	—	47,978
North America	20,555	—	—	20,555
Pacific Basin	66,156	292,075	—	358,231
Preferred Stocks
Europe	—	21,675	—	21,675
Total Investments in Securities	$143,589	$713,277	$—	$856,866
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2021.
Valuation Description	Beginning Balance as of 11/01/2020 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss) (000s)	Change in Unrealized Appreciation/ (Depreciation) (000s)	Transfers Into Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2021 (000s)	Unrealized Gain/ Loss as of 10/31/2021 (000s)
Common Stocks	$6,629	$438	$(10,429)	$—	$4,408	$(1,046)	$—	$—	$—	$—

*
Non-income producing security
1
Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.
2
Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At October 31, 2021, the aggregate value of these securities was $61,489 or 7% of net assets.

The accompanying notes are an integral part of the Financial Statements.

37

Harbor International Small Cap Fund
Manager’s Commentary (Unaudited)

Subadviser
Cedar Street Asset Management LLC
455 North Cityfront Plaza Drive
Suite 1710
Chicago, IL 60611
Portfolio Managers
Jonathan P. Brodsky
Since 2019
Waldemar A. Mozes
Since 2019
Cedar Street has subadvised the Fund since 2019.
Investment Objective
The Fund seeks long-term growth of capital.
Management’s Discussion of
Fund Performance
Market Review
During the fiscal year ended October 31, 2021, non-U.S. small capitalization stocks rebounded sharply from the COVID-19-induced losses of the previous fiscal year. Catalysts for such a rebound are typically only identifiable in hindsight. However, on November 9, 2020, global equity markets witnessed, in our view, one of the clearest turning points in recent memory with the announcement of a highly effective COVID-19 vaccine. Suddenly, the mere availability of a vaccine meant that markets could begin discounting stocks based on their future prospects rather than lockdowns. Also supportive of global equities, in our view, was the accommodative stance of most central banks as they kept rates near historic lows for most of the year while they also pumped $30 trillion of assets into the global economy. Various government-funded fiscal programs added trillions more stimulus to the global economy, providing what we believed to be ample capital to satisfy almost any speculative capital market thirst.
Other notable market reversals included the relative outperformance of value style equities versus growth style equities such as the MSCI EAFE Small Cap (ND) Value Index’s 39% gain versus the 32% gain of the MSCI EAFE Small Cap (ND) Growth Index. This was the first such outperformance by the value segment of the benchmark since the fiscal year ending October 31, 2016, and only the third since the Global Financial Crisis (“GFC”) in 2009. Likewise, the performance spread between value factors and growth factors in major non-U.S. developed markets exceeded 30% points, reversing most of the nearly 50% points of underperformance of the prior fiscal year.
We view these reversals as somewhat surprising given that the underperformance of value style equities relative to growth style equities in the post-GFC era has been widely attributed, at least in part, to central bank easing. This seeming contradiction can potentially be explained by the other notable reversal of fiscal year 2021: bond yields.
The yield on the 10-year U.S. Treasury rose during the fiscal year from 0.84% to 1.55%. Despite our focus on non-U.S. markets, we highlight the U.S. Treasury due to its status as the global benchmark for risk-free rates. Many developed market 10-year government bonds in Europe and Asia also experienced similar reversals. Global GDP growth, which is expected to reach nearly 6% in calendar year 2021 for the first time in decades, is one potential reason why bond yields rose. Another significant reason, in our view, is the reversal in perceptions about inflation.
A system as complex as the global economy cannot be turned off and on like a switch. In the earlier part of the fiscal year, the high headline numbers from some measures of inflation were potentially the product of low base effects that occurred when much of the global economy was in lockdown in Spring 2020. This is the so-called “transitory” argument. But the latest figures, as of October 2021, from the Federal Reserve (“Fed”) and other central banks, indicate persistent inflationary pressures with headline figures that are their highest in decades. Adjusted figures, which strip out volatile pandemic-specific impacts, are well above the Fed’s targets. In China, the world’s largest exporter (including the biggest exporter of deflation), producer prices are at a 25-year high, which we believe likely indicates future inflationary pressures throughout the supply chain. While in Germany, a country known for resistance to inflation, headline figures show the highest rate of inflation since the introduction of the Euro.
In our view, the evidence seems compelling that inflationary pressures are no longer “transitory” and developed market central banks are likely going to join the array of emerging markets central banks in tightening before too long. A rising interest rate environment erodes long-dated

38

Harbor International Small Cap Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 02/01/2016 through 10/31/2021
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the MSCI EAFE Small Cap (ND) Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2021
	1 Year	Annualized
		5 Years	Life of Fund
Harbor International Small Cap Fund
Retirement Class[1]	45.95%	11.16%	11.06%
Institutional Class[1]	45.87	11.07	10.99
Administrative Class[1]	45.44	10.78	10.70
Investor Class[1]	45.25	10.65	10.57
Comparative Index
MSCI EAFE Small Cap (ND)[1]	35.77%	11.37%	11.82%
As stated in the Fund’s prospectus dated March 1, 2021, the expense ratios were 0.88% (Net) and 1.37% (Gross) (Retirement Class); 0.96% (Net) and 1.45% (Gross) (Institutional Class); 1.21% (Net) and 1.70% (Gross) (Administrative Class); and 1.32% (Net) and 1.81% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2022. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.
terminal cash flows via higher discount rates, which has been supportive of elevated multiples for growth-oriented strategies. On the flipside, well-capitalized value equities are less prone to multiple contraction in a rising rate environment due to their lower valuations and their business models.
Performance
Harbor International Small Cap Fund returned 45.95% (Retirement Class), 45.87% (Institutional Class), 45.44% (Administrative Class) and 45.25% (Investor Class) compared to the MSCI EAFE Small Cap (ND) Index, which returned 35.77% during the year ended October 31, 2021.
The relative outperformance over the period was broad-based and primarily reflects what we believe to be positive stock selection effects in the U.K. and continental Europe. From a sector perspective, stock selection in Consumers and Technology were the main contributors to returns, offset somewhat by our lack of exposure to the Real Estate sector.
During the period under review, the main detractors to Fund performance spanned the globe and were companies that experienced company-specific issues. For example, Service Stream in Australia experienced a significant decline when its major customer unexpectedly reduced the share of projects awarded to its telecom support services business. We exited Service Stream due to a structural shift in our underlying thesis that was no longer supported by valuation.
The Fund’s top contributors include several U.K.-listed companies such as Redde Northgate, a van leasing and insurance services business operating in the U.K. and Spain and benefitting from high demand for fleet services and the resale value of its used commercial vehicles. Maire Technimont is an engineering services firm focused on natural gas and downstream energy transition projects. Demand for the company’s services continues to grow as energy bottlenecks become more apparent post-lockdown and the company’s experience in green hydrogen attracts more customers. As always, country and sector allocations continue to be driven by company-specific factors and we have not significantly modified our exposures.
Outlook & Strategy
In our view, inflation has taken the baton from the COVID-19 pandemic as the dominant macroeconomic concern for markets. Although neither the Fed nor the European Central Bank have admitted it, our view of available data suggests inflation is no longer transitory. We believe few financial market participants have direct experience dealing with inflation which likely means a continuation of the equity and bond market volatility we experienced in the final weeks of the fiscal year.
Meanwhile, a new geopolitical era is dawning with relatively new leaders in the U.S., Germany and Japan, and a Chinese president establishing a level of authority that has not been considered in decades.
Heading into uncharted territory on so many fronts, we believe our non-U.S., small cap value asset class is well-positioned from a relative, absolute value and fundamentals basis.

39

Harbor International Small Cap Fund
Manager’s Commentary—Continued

1	The “Life of Fund” return as shown reflects the period 02/01/2016 through 10/31/2021.
All international and global returns are in U.S. Dollars.
This report contains the current opinions of Cedar Street Asset Management LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved.  Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

40

Harbor International Small Cap Fund
Portfolio of Investments—October 31, 2021

REGION BREAKDOWN (% of investments) -Unaudited

The Fund’s Portfolio of Investments include investments denominated in foreign currencies. As of October 31, 2021, 33% of the Fund’s investments were denominated in Euro. No other foreign currency denomination comprised more than 25% of the Fund’s net assets.

Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands
COMMON STOCKS—94.3%
Shares		Value
AEROSPACE & DEFENSE—2.0%
75,029	Hensoldt AG (Germany)*	$1,214
AUTO COMPONENTS—1.5%
427,380	Johnson Electric Holdings Ltd. (Hong Kong)	946
BANKS—1.8%
394,880	Virgin Money UK plc (United Kingdom)*	1,097
BEVERAGES—1.6%
277,584	C&C Group plc (Ireland)*	982
CAPITAL MARKETS—2.7%
55,954	Intertrust NV (Netherlands)*,1	846
384,667	TP ICAP Group plc (Jersey)	817
		1,663
CHEMICALS—5.3%
39,700	KH Neochem Co. Ltd. (Japan)	1,020
79,026	Neo Performance Materials Inc. (Canada)	1,218
31,716	Victrex plc (United Kingdom)	992
		3,230
COMMERCIAL SERVICES & SUPPLIES—4.1%
48,156	ISS AS (Denmark)*	961
COMMON STOCKS—Continued
Shares		Value
COMMERCIAL SERVICES & SUPPLIES—Continued
38,808	Loomis AB (Sweden)	$1,047
198,527	Mears Group PLC (United Kingdom)	539
		2,547
CONSTRUCTION & ENGINEERING—3.5%
265,507	Maire Tecnimont SpA (Italy)	1,144
55,453	Raito Kogyo Co. Ltd. (Japan)	986
		2,130
CONSUMER FINANCE—2.0%
3,404	Cembra Money Bank AG (Switzerland)	227
189,867	Resurs Holding AB (Sweden)[1]	1,023
		1,250
CONTAINERS & PACKAGING—1.6%
39,600	BillerudKorsnas AB (Sweden)	829
57,904	Orora Ltd. (Australia)	145
		974
DISTRIBUTORS—1.9%
26,915	PALTAC Corp. (Japan)	1,192
ELECTRICAL EQUIPMENT—1.4%
23,083	Mersen SA (France)	866

41

Harbor International Small Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands
COMMON STOCKS—Continued
Shares		Value
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—9.3%
43,009	Amano Corp. (Japan)	$1,064
51,663	Daiwabo Holdings Co. Ltd. (Japan)	910
16,644	Landis+Gyr Group AG (Switzerland)*	1,144
37,400	Nohmi Bosai Ltd. (Japan)	686
67,572	Optex Group Co. Ltd. (Japan)	861
72,820	Venture Corp. Ltd. (Singapore)	1,017
		5,682
ENERGY EQUIPMENT & SERVICES—1.8%
72,433	Technip Energies NV (France)*	1,115
FOOD & STAPLES RETAILING—1.5%
61,768	Qol Holdings Co. Ltd. (Japan)	918
FOOD PRODUCTS—7.3%
697,540	Aryzta AG (Switzerland)*	912
89,559	Elders Ltd. (Australia)	814
55,201	Glanbia plc (Ireland)	901
1,653,382	Japfa Ltd. (Singapore)	843
28,887	Morinaga & Co. Ltd. (Japan)	1,021
		4,491
HEALTH CARE PROVIDERS & SERVICES—2.0%
24,763	BML Inc. (Japan)	870
101,517	Healius Ltd. (Australia)	372
		1,242
HOTELS, RESTAURANTS & LEISURE—3.4%
56,010	RESORTTRUST, Inc. (Japan)	993
90,588	Round One Corp. (Japan)	1,090
		2,083
INDUSTRIAL CONGLOMERATES—1.1%
16,819	Indus Holding AG (Germany)	662
INSURANCE—7.4%
26,184	ASR Nederland NV (Netherlands)	1,224
84,743	Coface SA (France)	1,211
280,664	Direct Line Insurance Group plc (United Kingdom)	1,122
464,181	Mapfre SA (Spain)	983
		4,540
INTERNET & DIRECT MARKETING RETAIL—1.7%
63,979	TAKKT AG (Germany)	1,045
IT SERVICES—1.7%
33,296	Tietoevry OYJ (Finland)	1,021
MACHINERY—3.2%
9,679	Krones AG (Germany)	997
58,889	OSG Corp. (Japan)	980
		1,977
MARINE—0.2%
1,822	Clarkson plc (United Kingdom)	100
MEDIA—3.9%
206,067	Atresmedia Corp. de Medios de Comunicacion SA (Spain)*	840
22,243	Criteo SA ADR (France)*,2	735
13,693	RTL Group SA (Luxembourg)	791
		2,366
COMMON STOCKS—Continued
Shares		Value
OIL, GAS & CONSUMABLE FUELS—1.6%
932,423	Beach Energy Ltd. (Australia)	$980
PAPER & FOREST PRODUCTS—1.8%
290,253	Navigator Co. SA (Portugal)	1,134
PERSONAL PRODUCTS—1.4%
88,576	Ontex Group NV (Belgium)*	835
PROFESSIONAL SERVICES—1.0%
48,843	BeNext-Yumeshin Group Co. (Japan)	637
ROAD & RAIL—1.6%
182,840	Redde Northgate plc (United Kingdom)	995
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.3%
37,808	Tower Semiconductor Ltd. (Israel)*	1,205
83,162	X-FAB Silicon Foundries SE (Belgium)*,1	830
		2,035
SOFTWARE—3.5%
86,445	Computer Engineering & Consulting Ltd. (Japan)	1,029
131,986	TomTom NV (Netherlands)*	1,134
		2,163
SPECIALTY RETAIL—1.1%
35,340	Matas AS (Denmark)	692
TEXTILES, APPAREL & LUXURY GOODS—1.6%
1,125,698	Coats Group plc (United Kingdom)	993
TRADING COMPANIES & DISTRIBUTORS—1.6%
45,196	Kanamoto Co. Ltd. (Japan)	968
TRANSPORTATION INFRASTRUCTURE—1.9%
268,267	ENAV SpA (Italy)*,1	1,177
TOTAL COMMON STOCKS
(Cost $51,670)		57,942
TOTAL INVESTMENTS—94.3%
(Cost $51,670)		57,942
CASH AND OTHER ASSETS, LESS LIABILITIES—5.7%		3,485
TOTAL NET ASSETS—100.0%		$61,427

42

Harbor International Small Cap Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2021 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$803	$34,374	$—	$35,177
Middle East/Central Asia	1,205	—	—	1,205
North America	1,218	—	—	1,218
Pacific Basin	—	20,342	—	20,342
Total Investments in Securities	$3,226	$54,716	$—	$57,942
There were no Level 3 Investments at October 31, 2021 or 2020.
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*
Non-income producing security
1
Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At October 31, 2021, the aggregate value of these securities was $3,876 or 6% of net assets.
2
Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.

The accompanying notes are an integral part of the Financial Statements.

43

Harbor Overseas Fund
Manager’s Commentary (Unaudited)

Subadviser
Acadian Asset Management LLC
260 Franklin Street
Boston, MA 02110
Portfolio Managers
Brendan O. Bradley, Ph.D.
Since 2019
Ryan D. Taliaferro, Ph.D.
Since 2019
Harry Gakidis, Ph.D.
Since 2019
Acadian has subadvised the Fund since 2019.
Investment Objective
The Fund seeks long-term growth of capital.
Management’s Discussion of
Fund Performance
MARKET REVIEW
As 2020 came to a close, equities rallied on COVID-19 vaccine-induced optimism. Investors rotated away from COVID-19 pandemic winners, such as online retail, and towards the most beaten-down segments, including hotels, airlines and financials. In the first-quarter of 2021, market optimism stood in stark contrast to the same period a year ago as vaccines began slowly rolling out across the globe. Sentiment was further buoyed by sustained policy support in many major economies and the beginnings of a return to normalcy. Good news was tempered, however, by the arrival of more virulent variants of COVID-19, which dampened expectations of a full and durable recovery. Yield curves steepened after major banks signaled that they would allow inflation to overshoot targets, raising concerns about inflationary pressures worldwide. Commodity prices rallied on rising rates, massive stimulus spending globally and on better-than-expected pickup in economic activity. In the second quarter, global equities continued their ascent, however, pent-up consumer demand continued to disrupt supply chains and stoke inflation worries as the quick rebound in some economies and aggressive stimulus spending plans exerted upward pressure on prices. Supply chain constraints further intensified price hikes as manufacturers rushed to restock depleted inventories amid the demand, creating windows of scarcity and heightening costs. In the third quarter, global economic recovery slowed. The continued spread of COVID-19 closed ports and factories worldwide, causing raw material shortages and supply-side bottlenecks. This led to surges in the prices of global goods and record inflation levels in some parts of the globe. To stifle potentially runaway inflation, many central banks announced or signaled the beginning of quantitative easing.
PERFORMANCE
Harbor Overseas Fund returned 40.51% (Retirement Class), 40.46% (Institutional Class) and 39.98% (Investor Class) compared to the MSCI EAFE (ND) Index return of 34.18% during the year ended October 31, 2021. Performance relative to the benchmark was driven by both favorable stock selection in countries and sectors, as well as country allocations.
Acadian’s investment philosophy is centered on the belief that markets are inefficient and that these inefficiencies are driven in part by behavioral biases that result in mispricing opportunities. Acadian applies fundamental insights in a systematic manner to exploit security mispricings and identify attractive investment opportunities. Further, we believe that a successful investment approach must be multi-faceted and adaptive in nature, acknowledging that risk/reward relationships evolve over time and that markets may reward different characteristics during specific periods of a market cycle. These observations suggest that adding value in a consistent fashion can be best achieved by assessing the value of information at different points in time and applying these insights in an objective, quantitative manner across a broad opportunity set, in our view. To realize these insights, Acadian employs a dynamic investment strategy which seeks to adapt to the current market environment and utilizes a disciplined, systematic approach to stock selection.
From a stock selection perspective, the Fund benefitted from selections in Australian materials and German Health Care stocks, respectively led by positions in mining company, South32, and health care and life science company, Merck KGaA. Shares of Merck KGaA jumped in August after it raised its full-year outlook, driven in part by forecast-beating second quarter profit owing to demand for laboratory gear and supplies from companies producing COVID-19 vaccines and treatments.
Conversely, selections in Japan in Information Technology were less successful, owing in part to positions in precision tools maker, Disco Corporation, and semiconductor and electronics manufacturer, Tokyo Electron.

44

Harbor Overseas Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the 03/01/2019 through 10/31/2021
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the MSCI EAFE (ND) Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2021
	1 Year	5 Years	Annualized
			Life of Fund
Harbor Overseas Fund
Retirement Class[1]	40.51%	N/A	15.16%
Institutional Class[1]	40.46	N/A	15.07
Investor Class[1]	39.98	N/A	14.66
Comparative Index
MSCI EAFE (ND)[1]	34.18%	N/A	11.46%
As stated in the Fund’s prospectus dated March 1, 2021, the expense ratios were 0.77% (Net) and 1.35% (Gross) (Retirement Class); 0.85% (Net) and 1.43% (Gross) (Institutional Class); 1.10% (Net) and 1.68% (Gross) (Administrative Class); and 1.21% (Net) and 1.79% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2022. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.
In following a systematic investment process, Acadian continually evaluates the effectiveness of stock selection based on attributes we believe predict future stock prices. Acadian prefers to invest in stocks that are cheaper than their peers because we believe that prices deviate from intrinsic values due to investor irrationality and market frictions. For this period, our preference for stocks with cheaper valuations was rewarded. The portfolio’s exposure to stocks with other attractive fundamental attributes, such as robust earnings, strong cash flow growth and quality balance sheets, also yielded favorable results.
OUTLOOK & STRATEGY
The global economic recovery continues to progress, though a worldwide resurgence of COVID-19 infections associated with the Delta variant suggests the pandemic may extend well into 2022. The evolution of the pandemic continues to shroud the economic outlook in uncertainty, and while vaccines have proven to be effective, there are marked differences in vaccination rates and policy support across countries.
While the global economy is expected to grow, momentum has slowed. Sizable uncertainty remains, and risks are skewed to the downside as COVID-19 has reemerged as a dominant factor, swaths of the population remain unvaccinated, and many governments have depleted their fiscal firepower. Some economies, particularly emerging nations, have not only exhausted their fiscal arsenal, but have redirected monetary tools to quell rising inflation rather than stimulate growth. Inflation remains a headwind to growth, and if transitory inflation morphs into a more pervasive pressure, it could prompt more widespread preemptive actions by central banks. While some of the inflationary pressures emanated from unusual pandemic-related developments, such as transient supply-demand mismatches and supply-side bottlenecks, the precipitous rise suggests there may be a more persistent element.
Acadian continuously updates our investment process across model enhancements, risk controls and implementation. We believe the robustness and granularity of our investment process, as well as our disciplined, objective and systematic approach, will allow us to add value for our clients over the long term.
1
The “Life of Fund” return as shown reflects the period 03/01/2019 through 10/31/2021.

All international and global returns are in U.S. Dollars.
This report contains the current opinions of Acadian Asset Management LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved.  Stock markets are volatile and equity values can decline significantly in response to adverse issuer, political, regulatory, market and economic conditions. Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

45

Harbor Overseas Fund
Portfolio of Investments—October 31, 2021

REGION BREAKDOWN (% of investments) -Unaudited
(Excludes derivatives)

The Fund’s Portfolio of Investments include investments denominated in foreign currencies. As of October 31, 2021, 26% of the Fund’s investments were denominated in Euro. No other foreign currency denomination comprised more than 25% of the Fund’s net assets.

Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands
COMMON STOCKS—97.1%
Shares		Value
AIR FREIGHT & LOGISTICS—3.4%
4,763	CTT-Correios de Portugal SA (Portugal)	$26
14,236	Deutsche Post AG (Germany)	881
3,834	DSV AS (Denmark)	891
261	Mainfreight Ltd. (New Zealand)	17
		1,815
AUTO COMPONENTS—1.2%
1,692	DTR Automotive Corp. (South Korea)	84
13,800	Inoue Rubber Thailand PCL NVDR (Thailand)[1]	7
28,000	Johnson Electric Holdings Ltd. (Hong Kong)	62
400	Linamar Corp. (Canada)	22
400	Magna International Inc. (Canada)	33
3,100	Mahle-Metal Leve SA (Brazil)	19
5,106	Metair Investments Ltd. (South Africa)	10
7,500	Sumitomo Rubber Industries Ltd. (Japan)	92
COMMON STOCKS—Continued
Shares		Value
AUTO COMPONENTS—Continued
3,800	Suncall Corp. (Japan)	$15
18,800	Yokohama Rubber Co. Ltd. (Japan)	318
		662
AUTOMOBILES—1.6%
7,558	Bayerische Motoren Werke AG (Germany)	764
10,400	Mazda Motor Corp. (Japan)	93
		857
BANKS—3.7%
88,736	Bank Leumi Le-Israel BM (Israel)*	848
7,842	BNK Financial Group Inc. (South Korea)	59
30,289	Commercial Bank of Dubai PSC (United Arab Emirates)	33
44,468	Faisal Islamic Bank of Egypt (Egypt)*	46

46

Harbor Overseas Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands
COMMON STOCKS—Continued
Shares		Value
BANKS—Continued
34,200	Japan Post Bank Co. Ltd. (Japan)	$267
13,214	Qatar National Bank QPSC (Qatar)	74
1,429	Shinhan Financial Group Co. Ltd. (South Korea)	47
16,953	Societe Generale SA (France)	566
		1,940
BEVERAGES—0.2%
54,133	Australian Vintage Ltd. (Australia)	34
16,198	Ginebra San Miguel Inc. (Philippines)	33
1,605	Kofola Ceskoslovensko AS (Czech Republic)*	23
		90
BIOTECHNOLOGY—1.3%
138	BioNTech SE ADR (Germany)*,1	39
1,478	Genmab AS (Denmark)*	664
		703
BUILDING PRODUCTS—4.0%
10,800	BRC Asia Ltd. (Singapore)	11
11,262	Compagnie de Saint-Gobain (France)	777
7,826	Deceuninck NV (Belgium)	33
1,376	FM Mattsson Mora Group AB (Sweden)	40
987	Geberit AG (Switzerland)	771
1,880	Inwido AB (Sweden)	35
5,400	Maezawa Kasei Industries Co. Ltd. (Japan)	61
5,888	Norcros plc (United Kingdom)	27
4,400	Okabe Co. Ltd. (Japan)	26
3,500	Onoken Co. Ltd. (Japan)	52
97,898	RAS Al Khaimah Ceramics (United Arab Emirates)	73
24	Rockwool International AS (Denmark)	11
50,000	Xinyi Glass Holdings Ltd. (Hong Kong)	141
465	Zehnder Group AG (Switzerland)	50
		2,108
CAPITAL MARKETS—4.4%
2,900	Alaris Equity Partners Income Unit (Canada)	44
87,100	Asia Plus Group Holdings PCL NVDR (Thailand)[1]	10
24,400	CI Financial Corp (Canada)	556
313	Cie Financiere Tradition SA (Switzerland)	38
35,747	Deutsche Bank AG (Germany)*	459
5,328	Equita Group SpA (Italy)	23
13,585	Euroz Ltd. (Australia)	17
2,082	Fiducian Group Ltd. (Australia)	14
361,000	Guotai Junan International Holdings Ltd. (Hong Kong)	52
69,244	Investec plc (United Kingdom)	313
4,100	IwaiCosmo Holdings Inc. (Japan)	48
11,000	Marusan Securities Co. Ltd. (Japan)	58
2,595	Numis Corp. plc (United Kingdom)	12
374	Partners Group Holding AG (Switzerland)	653
2,296	Ratos AB NPV SER A (Sweden)	14
2,377	Titanium OYJ (Finland)	43
		2,354
CHEMICALS—1.5%
2,900	DAI Nippon Toryo Co. Ltd. (Japan)	22
574	KPX Chemical Co. Ltd. (South Korea)	28
1,197	Kumho Petrochemical Co. Ltd. (South Korea)	176
2,800	Kyowa Leather Cloth Co. Ltd. (Japan)	17
3,426	Misr Fertilizers Production Co. SAE (Egypt)	22
2,000	Moresco Corp. (Japan)	21
5,500	Neo Performance Materials Inc. (Canada)	85
1,100	Nihon Kagaku Sangyo Co. Ltd. (Japan)	13
2,200	Nippon Carbide Industries Co. Inc. (Japan)*	27
COMMON STOCKS—Continued
Shares		Value
CHEMICALS—Continued
3,513	NOROO Holdings Co. Ltd. (South Korea)	$37
728	PCC Rokita SA (Poland)	17
1,600	Sakai Chemical Industry Co. Ltd. (Japan)	30
600	Soken Chemical & Engineering Co. Ltd. (Japan)	9
8,119	Thrace Plastics Holding And Co. (Greece)	69
2,015	UNID Co. Ltd. (South Korea)	201
		774
COMMERCIAL SERVICES & SUPPLIES—0.6%
4,000	Azienda Bresciana Petroli Nocivelli SpA (Italy)*	19
340	Fursys Inc. (South Korea)	11
14,200	Kokuyo Co. Ltd. (Japan)	216
1,000	Nakamoto Packs Co. Ltd. (Japan)	15
700	Pilot Corp. (Japan)	26
800	SECOM Co. Ltd. (Japan)	55
		342
COMMUNICATIONS EQUIPMENT—0.2%
5,931	ADVA Optical Networking SE (Germany)*	79
CONSTRUCTION & ENGINEERING—0.3%
122,000	Analogue Holdings Ltd. (Hong Kong)	28
24,388	Boustead Singapore Ltd. (Singapore)	19
305	Burkhalter Holding AG (Switzerland)	22
2,516	Hwasung Industrial Co. Ltd. (South Korea)	29
197,200	Naim Holdings BHD (Malaysia)*	32
3,722	Orascom Construction plc (United Arab Emirates)	17
		147
CONSTRUCTION MATERIALS—2.0%
33,448	Fletcher Building Ltd. (New Zealand)	172
18,932	James Hardie Industries PLC CDI (Australia)*,1	744
12,394	Qatar National Cement Co. QPSC (Qatar)	17
19,932	Steppe Cement Ltd. (Malaysia)*	12
29,705	Wagners Holding Co. Ltd. (Australia)*	40
338,819	West China Cement Ltd. (China)	59
		1,044
CONSUMER FINANCE—0.3%
14,100	AEON Financial Service Co. Ltd. (Japan)	179
CONTAINERS & PACKAGING—0.3%
10,200	BP Plastics Holding BHD (Malaysia)	7
22,037	CPMC Holdings Ltd. (Hong Kong)	11
39,400	Hanwell Holdings Ltd. (Singapore)	12
28,882	Mpact Ltd. (South Africa)*	64
11,718	Orora Ltd. (Australia)	29
75,337	Pro-Pac Packaging Ltd. (Australia)	13
		136
DIVERSIFIED CONSUMER SERVICES—0.1%
2,200	Asante Inc. (Japan)	34
7,627	Shine Justice Ltd. (Australia)	7
3,700	Tear Corp. (Japan)	16
		57
DIVERSIFIED FINANCIAL SERVICES—0.5%
4,627	Kinnevik AB (Sweden)*	182
16,843	M&G plc (United Kingdom)	46
51,100	Pacific Century Regional Developments Ltd. (Singapore)	14
17,600	UOB-Kay Hian Holdings Ltd. (Singapore)	21
		263

47

Harbor Overseas Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands
COMMON STOCKS—Continued
Shares		Value
DIVERSIFIED TELECOMMUNICATION SERVICES—0.1%
1,800	KT Corp. (South Korea)	$47
604	Magyar Telekom Telecommunications plc ADR (Hungary)[1]	4
118	Telefonica SA (Spain)	1
		52
ELECTRICAL EQUIPMENT—1.5%
42,900	Mitsubishi Electric Corp. (Japan)	576
562	Somfy SA (France)	110
2,200	Takaoka Toko Co. Ltd. (Japan)	29
360,000	Time Interconnect Technology Ltd. (Hong Kong)	22
51,000	Xingye Alloy Materials Group Ltd. (Hong Kong)*	7
5,546	Zumtobel Group AG (Austria)	57
		801
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.3%
77,905	Datatec Ltd. (South Africa)*	212
10,065	Eroad Ltd. (New Zealand)*	38
13,314	Hon Hai Precision Industry Co. Ltd. GDR (Taiwan)[1]	104
320	Nedap NV (Netherlands)	22
1,800	Nihon Denkei Co. Ltd. (Japan)	30
9,700	Nissha Co. Ltd. (Japan)	159
39	Schaffner Holding AG (Switzerland)	12
2,700	Sigma Koki Co. Ltd. (Japan)	42
3,300	Topcon Corp. (Japan)	59
		678
ENERGY EQUIPMENT & SERVICES—0.1%
149,000	Hilong Holding Ltd. (Hong Kong)*	6
9,000	PHX Energy Services Corp. (Canada)	36
		42
ENTERTAINMENT—0.4%
7,300	Capcom Co. Ltd. (Japan)	197
10,000	IGG Inc. (Singapore)	9
		206
FOOD & STAPLES RETAILING—1.0%
2,000	Axial Retailing Inc. (Japan)	63
8,800	Empire Co. Ltd. Class A (Canada)	263
336	Hawesko Holding AG (Germany)	23
4,247	Kesko OYJ Class B (Finland)	138
3,500	Medical System Network Co. Ltd. (Japan)	23
400	Nishimoto Co. Ltd. (Japan)	15
		525
FOOD PRODUCTS—1.5%
121	Dongwon Industries Co. Ltd. (South Korea)	24
18,055	Finsbury Food Group plc (United Kingdom)	23
2,757	Industrial Milk Co. (Luxembourg)	24
52,300	JBS SA (Brazil)	362
720	LOTTE Confectionery Co. Ltd. (South Korea)	79
298	LOTTE Food Co. Ltd. (South Korea)	97
900	Maeil Holdings Co. Ltd. (South Korea)	8
663	Nestlé SA (Switzerland)	87
119	Neto ME Holdings Ltd. (Israel)	6
6,397	PGG Wrightson Ltd. (New Zealand)*	21
12,189	RCL Foods Ltd. (South Africa)	10
1,562	Sajodaerim Corp. (South Korea)	37
6,284	Seeka Ltd. (New Zealand)	24
68	Ter Beke SA (Belgium)	9
		811
COMMON STOCKS—Continued
Shares		Value
GAS UTILITIES—0.1%
351	Samchully Co. Ltd. (South Korea)	$28
HEALTH CARE EQUIPMENT & SUPPLIES—5.4%
5,435	Alcon Inc. (Switzerland)	451
653	Carl Zeiss Meditec AG (Germany)	132
303	Coltene Holding AG (Switzerland)*	38
763	Demant AS (Denmark)*	37
56	Diasorin SpA (Italy)	13
13,243	EKF Diagnostics Holdings plc (United Kingdom)*	15
1,100	Fukuda Denshi Co. Ltd. (Japan)	93
12,359	Getinge AB Class B (Sweden)	553
1,735	GN Store Nord AS (Denmark)	105
924	Ion Beam Applications (Belgium)	18
36	Paul Hartmann AG (Germany)	15
1,700	Seed Co. Ltd. (Japan)	9
1,554	Sonova Holding AG (Switzerland)	644
336	Straumann Holding AG (Switzerland)	699
97,200	UG Healthcare Corp. Ltd. (Singapore)	23
2,969	Viemed Healthcare Inc. (Canada)*	17
		2,862
HEALTH CARE PROVIDERS & SERVICES—0.9%
60,000	Ladprao General Hospital NVDR (Thailand)[1]	11
6,322	Oriola Corp. Class A (Finland)	14
951	Oriola OYJ (Finland)	2
13,929	Sonic Healthcare Ltd. (Australia)	423
		450
HEALTH CARE TECHNOLOGY—0.2%
1,114	Nexus AG (Germany)	97
HOTELS, RESTAURANTS & LEISURE—0.0%
83,100	Jaya Bersama Indo TBK PT (Indonesia)*	1 [x]
628	Kindred Group plc SDR (Malta)[1]	9
3,700	Shidax Corp. (Japan)*	14
		24
HOUSEHOLD DURABLES—0.9%
477	Amica SA (Poland)	15
849	Decora SA (Poland)	8
577	Dom Development SA (Poland)	19
87	Dorel Industries Inc. (Canada)*	2
21,635	Emak SpA (Italy)	50
2,242	Fiskars OYJ Abp (Finland)	55
1,300	Iida Group Holdings Co. Ltd. (Japan)	32
20,900	Nikon Corp. (Japan)	230
1,000	Panasonic Manufacturing Malaysia BHD (Malaysia)	7
100	Rinnai Corp. (Japan)	10
698	Surteco Group SE (Germany)	30
12,780	Toya SA (Poland)	27
		485
HOUSEHOLD PRODUCTS—0.0%
17,202	McBride plc (United Kingdom)*	16
INDUSTRIAL CONGLOMERATES—0.0%
14,034	Qatar Industrial Manufacturing Co QSC (Qatar)	12
INSURANCE—1.3%
11,400	Allianz Malaysia BHD (Malaysia)	36
4,223	European Reliance General Insurance Co. SA (Greece)	23

48

Harbor Overseas Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands
COMMON STOCKS—Continued
Shares		Value
INSURANCE—Continued
3,400	Great Eastern Holdings Ltd. (Singapore)	$54
11,000	Tokio Marine Holdings Inc. (Japan)	580
		693
INTERACTIVE MEDIA & SERVICES—0.0%
1,800	Oricon Inc. (Japan)	16
INTERNET & DIRECT MARKETING RETAIL—0.0%
11,000	Hai-O Enterprise BHD (Malaysia)*	5
763	Vente-Unique.com SA (France)	15
		20
IT SERVICES—2.1%
800	CDS Co. Ltd. (Japan)	11
819	Comarch SA (Poland)	46
1,500	Core Corp. (Japan)	21
266	Digia OYJ (Finland)	2
952	Endava plc ADR (United Kingdom)*,1	151
4,200	Fujitsu Ltd. (Japan)	726
13,611	Wise plc (United Kingdom)*	152
		1,109
LEISURE PRODUCTS—0.4%
1,000	BRP Inc. (Canada)	88
1,467	Harvia OYJ (Finland)	90
2,027	Rapala VMC OYJ (Finland)*	21
1,500	Sankyo Co. Ltd. (Japan)	36
		235
LIFE SCIENCES TOOLS & SERVICES—4.0%
4,402	Ergomed plc (United Kingdom)*	87
5,905	Eurofins Scientific SE (France)	697
2,238	ICON plc (Ireland)*	642
1,305	Sartorius Stedim Biotech (France)	719
		2,145
MACHINERY—3.3%
1,900	Alinco Inc. (Japan)	17
3,623	Andritz AG (Austria)	206
37,044	CNH Industrial NV (Italy)	638
7,300	Daihatsu Diesel Manufacturing Co Ltd. (Japan)	38
268	Exel Industries (France)*	22
69,237	Famur SA (Poland)*	54
3,300	Freund Corp. (Japan)	24
54	Groupe Gorge SA (France)	1
1,300	Nichias Corp. (Japan)	32
1,224	Nilfisk Holding AS (Denmark)*	43
371	Palfinger AG (Austria)	16
600	Rix Corp. (Japan)	8
2,424	Semperit AG Holding (Austria)*	82
16,897	Skellerup Holdings Ltd. (New Zealand)	75
21,500	Techtronic Industries Co. Ltd. (Hong Kong)	442
2,200	Tokyo Keiki Inc. (Japan)	19
2,600	Torishima Pump Manufacturing Co. Ltd. (Japan)	20
		1,737
MARINE—3.3%
238	AP Moller - Maersk AS (Denmark)	690
2,191	Kuehne + Nagel International AG (Switzerland)	690
167,000	Samudera Shipping Line Ltd. (Singapore)*	68
96,000	SITC International Holdings Co. Ltd. (Hong Kong)	324
		1,772
COMMON STOCKS—Continued
Shares		Value
MEDIA—2.0%
4,842	Bloomsbury Publishing plc (United Kingdom)	$24
578	Cogeco Inc. (Canada)	38
4,472	Corus Entertainment Inc. (Canada)	20
1,900	FAN Communications Inc. (Japan)	8
85	GTN Ltd. (Australia)*	—
2,451	HighCo SA (France)	16
116,627	ITV plc (United Kingdom)*	172
542	North Media AS (Denmark)	10
34,282	NZME Ltd. (New Zealand)*	29
140,000	Pico Far East Holdings Ltd. (Hong Kong)*	23
8,968	Publicis Groupe SA (France)	602
6,768	WPP plc (United Kingdom)	98
		1,040
METALS & MINING—7.8%
1,215	Alumetal SA (Poland)	17
15,423	Anglo American plc (United Kingdom)	587
22,947	Base Resources Ltd. (Australia)	5
7,640	BHP Group plc (United Kingdom)	202
17,444	Boryszew SA (Poland)*	14
27,813	Evraz plc (United Kingdom)	236
17,744	Gem Diamonds Ltd. (United Kingdom)*	13
147,514	Glencore plc (United Kingdom)*	738
31,596	IGO Ltd. (Australia)	231
62,009	Lynas Rare Earths Ltd. (Australia)*	346
26,518	MACA Ltd. (Australia)	15
9,196	Mineral Resources Ltd. (Australia)	270
1,932	OZ Minerals Ltd. (Australia)	37
426	POSCO (South Korea)	108
13,063	Sandfire Resources Ltd. (Australia)	55
205,299	South32 Ltd. (Australia)	554
140	Stalprodukt SA (Poland)	10
9,600	Stelco Holdings Inc. (Canada)	333
217	Ternium SA ADR (Luxembourg)[1]	10
7,629	Voestalpine AG (Austria)	290
143,000	Xiwang Special Steel Co. Ltd. (Hong Kong)*	9
1,873	Zimplats Holdings Ltd. (Guernsey)	33
		4,113
OIL, GAS & CONSUMABLE FUELS—5.1%
250,300	ABM Investama TBK PT (Indonesia)*	26
34,426	BP plc ADR (United Kingdom)[1]	991
13,600	CES Energy Solutions Corp. (Canada)	21
7,000	Crew Energy Inc. (Canada)*	17
67,210	Eni SpA (Italy)	963
3,453	Hargreaves Services plc (United Kingdom)	20
172,474	Horizon Oil Ltd. (Australia)*	12
18,000	Kelt Exploration Ltd. (Canada)*	73
6,820	Lubelski Wegiel Bogdanka SA (Poland)*	69
95,664	Pharos Energy plc (United Kingdom)*	26
33,000	Pine Cliff Energy Ltd. (Canada)*	22
13,400	Tourmaline Oil Corp. (Canada)	484
		2,724
PAPER & FOREST PRODUCTS—0.6%
9,212	Arctic Paper SA (Poland)*	19
22,200	Cascades Inc. (Canada)	257
1,311	Midway Ltd. (Australia)*	1
25,869	Western Forest Products Inc. (Canada)	45
		322

49

Harbor Overseas Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands
COMMON STOCKS—Continued
Shares		Value
PERSONAL PRODUCTS—0.1%
5,300	Apollo Healthcare Corp. (Canada)*	$ 8
1,700	Cota Co. Ltd. (Japan)	24
		32
PHARMACEUTICALS—8.1%
1,436	Ipsen SA (France)	149
4,263	Merck KGaA (Germany)	1,007
11,934	Novo Nordisk AS (Denmark)	1,309
284	Orion OYJ Class A (Finland)	12
4,382	Roche Holding AG (Switzerland)	1,698
562	Vetoquinol SA (France)	96
		4,271
PROFESSIONAL SERVICES—3.0%
600	Abist Co. Ltd. (Japan)	15
4,262	Adecco Group AG (Switzerland)	215
424	BayCurrent Consulting Inc. (Japan)	176
1,745	Impellam Group plc (United Kingdom)*	12
4,200	Recruit Holdings Co. Ltd. (Japan)	280
800	Sigmaxyz Holdings Inc. (Japan)	19
3,500	Space Co. Ltd. (Japan)	29
8,292	Wolters Kluwer NV (Netherlands)	868
		1,614
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.9%
3,100	Daito Trust Construction Co. Ltd. (Japan)	384
116,681	Ever Reach Group Holdings Co. Ltd. (Hong Kong)*	17
998	K Wah International Holdings Ltd. (Hong Kong)	1
75,300	KSL Holdings BHD (Malaysia)*	12
100	Mainstreet Equity Corp. (Canada)*	9
2,077	Melcor Developments Ltd. (Canada)	24
20,963	Modern Land China Co. Ltd. (Hong Kong)	1 [x]
32,500	Propnex Ltd. (Singapore)	46
		494
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—5.7%
2,108	ASML Holding NV (Netherlands)	1,714
1,700	Disco Corp. (Japan)	458
1,400	MegaChips Corp. (Japan)	44
3,300	ROHM Co. Ltd. (Japan)	302
4,600	SCREEN Holdings Co. Ltd. (Japan)	428
1,500	Tokyo Seimitsu Co. Ltd. (Japan)	61
		3,007
SOFTWARE—3.8%
2,018	Atlassian Corp. plc (Australia)*	925
208	Check Point Software Technologies Ltd. (Israel)*	25
4,783	F-Secure OYJ (Finland)	27
7,926	Gentrack Group Ltd. (New Zealand)*	11
5,400	ISB Corp. (Japan)	59
600	NTT Data Intramart Corp. (Japan)	14
5,817	SAP SE (Germany)	842
1,801	Telcoware Co. Ltd. (South Korea)	17
1,300	Trend Micro Inc. (Japan)	73
		1,993
SPECIALTY RETAIL—1.0%
3,500	AT Group Co. Ltd. (Japan)	41
6,743	Autosports Group Ltd. (Australia)	12
1,100	BMTC Group Inc. (Canada)	12
3,499	Briscoe Group Ltd. (New Zealand)	17
10,315	Carasso Motors Ltd. (Israel)*	61
1,100	Himaraya Co. Ltd. (Japan)	10
COMMON STOCKS—Continued
Shares		Value
SPECIALTY RETAIL—Continued
29,420	Kingfisher plc (United Kingdom)	$135
6,400	K's Holdings Corp (Japan)	66
138,500	Maxi-Cash Financial Services Corp. Ltd. (Singapore)	18
6,986	Naturhouse Health SAU (Spain)*	16
70	Samse SA (France)	17
3,598	Turners Automotive Group Ltd. (New Zealand)	11
25,100	Yamada Holdings Co. Ltd. (Japan)	96
		512
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—3.5%
5,300	Brother Industries Ltd. (Japan)	102
29,300	Canon Inc. (Japan)	666
1,712	EVS Broadcast Equipment SA (Belgium)	40
7,710	Gefran SpA (Italy)	101
5,309	Logitech International SA (Switzerland)	444
28,900	Seiko Epson Corp. (Japan)	515
		1,868
TEXTILES, APPAREL & LUXURY GOODS—0.6%
3,800	Gildan Activewear Inc. (Canada)	140
467	Marimekko OYJ (Finland)	45
6,810	New Wave Group AB (Sweden)	115
600	Rhythm Co. Ltd. (Japan)	7
55	Swatch Group AG (Switzerland)	15
		322
TRADING COMPANIES & DISTRIBUTORS—1.1%
80,000	Apac Resources Ltd. (Hong Kong)	13
4,911	Ashtead Group plc (United Kingdom)	412
38,601	Ferreycorp SAA (Peru)	19
829	Ferronordic AB (Sweden)	28
1,116	Jacquet Metals SA (France)	27
800	Nanyo Corp. (Japan)	14
900	Nice Corp. (Japan)	15
2,300	Parker Corp (Japan)	10
479	Rexel SA (France)	10
1,165	Sanistal AS (Denmark)*	14
4,007	TIM SA (Poland)	43
		605
TRANSPORTATION INFRASTRUCTURE—0.4%
11,000	Orient Overseas International Ltd. (Hong Kong)	202
91,000	Qilu Expressway Co. Ltd. (China)	28
6,580	Stalexport Autostrady SA (Poland)	6
		236
WIRELESS TELECOMMUNICATION SERVICES—0.0%
500	Trilogy International Partners Inc. (Canada)*	1
TOTAL COMMON STOCKS
(Cost $44,797)		51,520

PREFERRED STOCKS—1.4%
AUTO COMPONENTS—0.1%
6,114	Schaeffler AG (Germany)	49
CHEMICALS—0.4%
24,700	Braskem SA (Brazil)*	238

50

Harbor Overseas Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands
PREFERRED STOCKS—Continued
Shares		Value
HOUSEHOLD DURABLES—0.7%
6,335	LG Electronics Inc. (South Korea)	$348
9,700	Whirlpool SA (Brazil)*	15
		363
MACHINERY—0.2%
220	Jungheinrich AG (Germany)	11
173	KSB SE & Co KGaA (Germany)	72
		83
TOTAL PREFERRED STOCKS
(Cost $549)		733
TOTAL INVESTMENTS—98.5%
(Cost $45,346)		52,253
CASH AND OTHER ASSETS, LESS LIABILITIES—1.5%		820
TOTAL NET ASSETS—100.0%		$53,073

FORWARD CURRENCY CONTRACTS
Counterparty	Amount to be Delivered (000s)	Amount to be Received (000s)	Settlement Date	Unrealized Appreciation/ (Depreciation) (000s)
State Street Bank and Trust Co.	$ 21	ZAR 310	11/02/2021	$ —

51

Harbor Overseas Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2021 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Africa	$—	$364	$—	$364
Europe	1,837	29,188	—	31,025
Latin America	400	—	—	400
Middle East/Central Asia	25	1,141	—	1,166
North America	2,650	—	—	2,650
Pacific Basin	925	14,988	2	15,915
Preferred Stocks
Europe	—	132	—	132
Latin America	253	—	—	253
Pacific Basin	—	348	—	348
Total Investments in Securities	$6,090	$46,161	$2	$52,253
Liability Category
Financial Derivative Instruments - Liabilities
Forward Currency Contracts	$—	$—	$—	$—
Total Investments	$6,090	$46,161	$2	$52,253
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2021. Transfers into or out of Level 3 are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occured.
Valuation Description	Beginning Balance as of 11/01/2020 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss) (000s)	Change in Unrealized Appreciation/ (Depreciation) (000s)	Transfers Into Level 3[h] (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2021 (000s)	Unrealized Gain/ Loss as of 10/31/2021 (000s)
Common Stocks	$—	$—	$—	$—	$—	$—	$2	$—	$2	$(11)
Preferred Stocks	—	—	—	—	—	—	—	—	—	—
	$—	$—	$—	$—	$—	$—	$2	$—	$2	$(11)
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 10/31/2021 (000s)	Valuation Technique	Unobservable Input(s)	Input Value(s)
Investments in Securities
Common Stocks
Jaya Bersama Indo TBK PT (Indonesia)*	$ 1	Market Approach	Last Traded Price	IDR 176.00
Modern Land China Co. Ltd. (Hong Kong)	1	Market Approach	Last Traded Price	HKD 0.38
	$2

*
Non-income producing security
x
Fair valued in accordance with Harbor Funds' Valuation Procedures.
1
Depositary receipts such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other country specific depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere.
h
Transferred from Level 2 to Level 3 due to the unavailability of observable market data for pricing
HKD
Hong Kong Dollar
IDR
Indonesian Rupiah
ZAR
South African Rand

The accompanying notes are an integral part of the Financial Statements.

52

Harbor International & Global Funds
StatementS of Assets and Liabilities—October 31, 2021

(All amounts in thousands, except per share amounts)

	Harbor Diversified International All Cap Fund	Harbor Emerging Markets Equity Fund	Harbor Focused International Fund	Harbor Global Leaders Fund	Harbor International Fund	Harbor International Growth Fund	Harbor International Small Cap Fund	Harbor Overseas Fund
ASSETS
Investments, at identified cost	$981,282	$41,981	$34,981	$90,719	$3,635,913	$537,084	$51,670	$45,346
Investments, at value (Including securities loaned of $2,254, $0, $0, $0, $13,888, $0, $0 and $0)	$1,173,702	$43,275	$46,605	$141,461	$4,555,004	$856,866	$57,942	$52,253
Cash	29,587	947	1,568	1,015	61,247	15,409	3,429	705
Foreign currency, at value (cost: $1,348, $21, $3, $0, $8,865, $163, $22 and $36)	1,345	21	3	—	8,849	162	22	36
Receivables for:
Investments sold	4,288	204	—	—	18,789	—	182	55
Foreign currency spot contracts	—	—	—	—	—	—	—	1
Capital shares sold	291	1	—	242	1,141	151	34	83
Dividends	2,778	55	41	44	13,707	755	115	64
Purchased options, at value (cost: $0, $0, $0, $0, $0, $0, $0 and $0)	—	—	—	—	44	—	—	—
Withholding tax	629	—	32	5	4,475	279	41	72
Prepaid registration fees	35	34	6	10	34	31	9	6
Other assets	139	30	11	11	5,044	103	13	14
Total Assets	1,212,794	44,567	48,266	142,788	4,668,334	873,756	61,787	53,289
LIABILITIES
Payables for:
Investments purchased	3,507	—	180	—	17,463	—	266	133
Foreign currency spot contracts	9	—	1	—	54	—	2	—
Capital shares reacquired	125	—	—	102	30,978	84	—	1
Collateral for securities loaned	2,427	—	—	—	—	—	—	—
Accrued expenses:
Tax compliance fee payable (see Note 2)	—	—	—	—	39,581	—	—	—
Management fees	767	32	30	83	2,921	541	44	33
12b-1 fees	4	1	—	6	83	3	1	—
Transfer agent fees	33	3	2	11	320	54	4	3
Trustees’ fees and expenses	61	8	1	9	4,715	105	4	1
Other	619	94	117	29	1,652	2,159	39	45
Total Liabilities	7,552	138	331	240	97,767	2,946	360	216
NET ASSETS	$1,205,242	$44,429	$47,935	$142,548	$4,570,567	$870,810	$61,427	$53,073
Net Assets Consist of:
Paid-in capital	$971,643	$30,457	$34,420	$79,858	$4,046,416	$498,550	$51,122	$41,370
Total distributable earnings/(loss)	233,599	13,972	13,515	62,690	524,151	372,260	10,305	11,703
	$1,205,242	$44,429	$47,935	$142,548	$4,570,567	$870,810	$61,427	$53,073

The accompanying notes are an integral part of the Financial Statements.

53

	Harbor Diversified International All Cap Fund	Harbor Emerging Markets Equity Fund	Harbor Focused International Fund	Harbor Global Leaders Fund	Harbor International Fund	Harbor International Growth Fund	Harbor International Small Cap Fund	Harbor Overseas Fund
NET ASSET VALUE PER SHARE BY CLASS
Retirement Class
Net assets	$853,454	$18,760	$22,546	$24,324	$872,647	$147,545	$9,559	$19,742
Shares of beneficial interest[1]	61,731	1,683	1,566	582	18,002	6,271	584	1,408
Net asset value per share[2]	$13.83	$11.15	$14.40	$41.81	$48.47	$23.53	$16.39	$14.02
Institutional Class
Net assets	$332,503	$18,810	$25,276	$90,307	$3,307,683	$709,080	$49,419	$33,230
Shares of beneficial interest[1]	24,052	1,685	1,756	2,167	67,999	30,179	3,015	2,372
Net asset value per share[2]	$13.82	$11.16	$14.39	$41.67	$48.64	$23.50	$16.39	$14.01
Administrative Class
Net assets	$9,213	$20	N/A	$1,757	$15,464	$662	$487	N/A
Shares of beneficial interest[1]	669	2	N/A	43	316	28	30	N/A
Net asset value per share[2]	$13.77	$11.46	N/A	$40.63	$48.95	$23.42	$16.33	N/A
Investor Class
Net assets	$10,072	$6,839	$113	$26,160	$374,773	$13,523	$1,962	$101
Shares of beneficial interest[1]	735	617	8	656	7,794	581	120	7
Net asset value per share[2]	$13.70	$11.09	$14.31	$39.90	$48.08	$23.30	$16.32	$13.96
1
Par value $0.01 (unlimited authorizations)
2
Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

54

Harbor International & Global Funds
StatementS of Operations—Year Ended October 31, 2021

(All amounts in thousands)

	Harbor Diversified International All Cap Fund	Harbor Emerging Markets Equity Fund	Harbor Focused International Fund	Harbor Global Leaders Fund	Harbor International Fund	Harbor International Growth Fund	Harbor International Small Cap Fund	Harbor Overseas Fund
Investment Income
Dividends	$27,588	$1,166	$522	$762	$115,736	$8,311	$1,378	$1,394
Interest	3	1	1	1	352	10	—	—
Net securities lending income	27	—	1	—	123	—	—	3
Foreign taxes withheld	(2,542)	(153)	(53)	(34)	(8,947)	(837)	(127)	(124)
Tax compliance fee (see Note 2)	—	—	—	—	(181)	—	—	—
Total Investment Income	25,076	1,014	471	729	107,083	7,484	1,251	1,273
Operating Expenses
Management fees	8,399	400	353	1,035	35,369	6,560	421	322
12b-1 fees:
Administrative Class	21	—	N/A	5	43	2	1	N/A
Investor Class	24	15	—	61	959	54	3	—
Shareholder communications	27	23	7	12	279	22	8	9
Custodian fees	603	149	31	28	814	194	58	87
Transfer agent fees:
Retirement Class	158	5	5	5	197	31	2	4
Institutional Class	314	19	24	87	3,329	696	39	25
Administrative Class	8	—	N/A	2	17	1	1	N/A
Investor Class	20	12	—	52	818	46	2	—
Professional fees	75	42	17	17	220	41	16	27
Trustees' fees and expenses	39	1	2	5	162	30	2	1
Registration fees	63	57	45	61	86	61	56	47
Miscellaneous	19	9	9	10	62	19	8	9
Total expenses	9,770	732	493	1,380	42,355	7,757	617	531
Management fees waived	(108)	—	—	(69)	—	—	—	—
Transfer agent fees waived	(94)	(4)	(4)	(11)	(391)	(72)	(4)	(3)
Other expenses reimbursed	(1,292)	(274)	(107)	(39)	(5,005)	(296)	(138)	(177)
Net expenses	8,276	454	382	1,261	36,959	7,389	475	351
Net Investment Income/(Loss)	16,800	560	89	(532)	70,124	95	776	922
Net Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments(net of foreign capital gains tax: $539, $334, $7, $0, $3, $259, $0 and $0)	85,710	14,475	2,015	15,036	256,816	72,726	5,709	4,720
Foreign currency transactions	(398)	(39)	(29)	8	(857)	(256)	(13)	514
Purchased options	70	2	—	—	282	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments(net of foreign capital gains tax accrual: $203, $38, $91, $0, $0, $1,995, $0 and $0)	189,053	(241)	6,669	23,318	978,554	119,370	8,383	5,843
Forwards currency contracts	—	—	—	1	—	—	—	—
Purchased options	1,266	—	—	—	11,681	—	—	—
Translations of assets and liabilities in foreign currencies	(68)	(3)	(1)	(1)	(1,102)	(2)	5	(2)
Net gain/(loss) on investment transactions	275,633	14,194	8,654	38,362	1,245,374	191,838	14,084	11,075
Net Increase/(Decrease) in Net Assets Resulting from Operations	$292,433	$14,754	$8,743	$37,830	$1,315,498	$191,933	$14,860	$11,997
The accompanying notes are an integral part of the Financial Statements.

55

Harbor International & Global Funds
Statements of Changes In Net Assets

(All amounts in thousands)

	Harbor Diversified International All Cap Fund		Harbor Emerging Markets Equity Fund		Harbor Focused International Fund
	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$16,800	$10,169	$560	$978	$89	$145
Net realized gain/(loss) on investments	85,382	(27,922)	14,438	13,644	1,986	461
Change in net unrealized appreciation/(depreciation) of investments	190,251	(20,746)	(244)	(8,081)	6,668	3,063
Net increase/(decrease) in assets resulting from operations	292,433	(38,499)	14,754	6,541	8,743	3,669
Distributions to Shareholders
Retirement Class	(6,946)	(11,421)	(5,910)	(746)	(306)	(89)
Institutional Class	(2,843)	(5,596)	(4,058)	(710)	(308)	(83)
Administrative Class	(61)	(134)	(6)	—	N/A	N/A
Investor Class	(54)	(171)	(1,342)	(6)	—	—
Total distributions to shareholders	(9,904)	(17,322)	(11,316)	(1,462)	(614)	(172)
Net Increase/(Decrease) Derived from Capital Share Transactions	128,700	76,764	(8,535)	(55,020)	1,799	6,947
Net increase/(decrease) in net assets	411,229	20,943	(5,097)	(49,941)	9,928	10,444
Net Assets
Beginning of period	794,013	773,070	49,526	99,467	38,007	27,563
End of period	$1,205,242	$794,013	$44,429	$49,526	$47,935	$38,007
The accompanying notes are an integral part of the Financial Statements.

56

Harbor Global Leaders Fund		Harbor International Fund		Harbor International Growth Fund		Harbor International Small Cap Fund		Harbor Overseas Fund
November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020

$(532)	$(66)	$70,124	$115,585	$95	$781	$776	$258	$922	$447
15,044	13,905	256,241	(79,825)	72,470	5,287	5,696	(1,227)	5,234	(438)
23,318	7,804	989,133	(238,021)	119,368	118,503	8,388	(2,237)	5,841	104
37,830	21,643	1,315,498	(202,261)	191,933	124,571	14,860	(3,206)	11,997	113

(1,703)	(750)	(11,372)	(41,892)	(1,144)	(2,810)	(82)	(453)	(229)	(345)
(6,506)	(4,438)	(33,787)	(117,395)	(4,238)	(7,466)	(375)	(724)	(209)	(333)
(169)	(108)	(98)	(1,880)	(4)	(7)	(4)	(9)	N/A	N/A
(1,826)	(1,182)	(2,615)	(13,236)	(98)	(524)	(5)	(11)	—	(1)
(10,204)	(6,478)	(47,872)	(174,403)	(5,484)	(10,807)	(466)	(1,197)	(438)	(679)
(3,833)	(2,882)	(659,137)	(1,356,901)	(112,345)	90,510	15,061	(9,575)	14,463	1,365
23,793	12,283	608,489	(1,733,565)	74,104	204,274	29,455	(13,978)	26,022	799

118,755	106,472	3,962,078	5,695,643	796,706	592,432	31,972	45,950	27,051	26,252
$142,548	$118,755	$4,570,567	$3,962,078	$870,810	$796,706	$61,427	$31,972	$53,073	$27,051

57

Harbor International & Global Funds
Statements of Changes in Net Assets—Capital Stock Activity

(All amounts in thousands)

	Harbor Diversified International All Cap Fund		Harbor Emerging Markets Equity Fund		Harbor Focused International Fund
	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020
AMOUNT ($)
Retirement Class
Net proceeds from sale of shares	$329,434	$166,286	$766	$4,762	$2,345	$2,612
Reinvested distributions	6,749	11,169	5,910	746	306	89
Cost of shares reacquired	(205,581)	(108,051)	(19,268)	(26,083)	(1,926)	(109)
Net increase/(decrease) in net assets	$130,602	$69,404	$(12,592)	$(20,575)	$725	$2,592
Institutional Class
Net proceeds from sale of shares	$163,955	$58,607	$9,815	$22,713	$1,327	$4,606
Reinvested distributions	2,530	5,290	4,057	703	261	83
Cost of shares reacquired	(169,472)	(55,658)	(12,044)	(62,021)	(578)	(337)
Cost of shares reacquired through in-kind redemptions	—	—	—	—	—	—
Net increase/(decrease) in net assets	$(2,987)	$8,239	$1,828	$(38,605)	$1,010	$4,352
Administrative Class
Net proceeds from sale of shares	$1,538	$1,450	$3	$17	N/A	N/A
Reinvested distributions	61	134	6	—	N/A	N/A
Cost of shares reacquired	(1,096)	(1,447)	(11)	(1)	N/A	N/A
Net increase/(decrease) in net assets	$503	$137	$(2)	$16	N/A	N/A
Investor Class
Net proceeds from sale of shares	$1,135	$1,427	$3,633	$5,465	$64	$14
Reinvested distributions	54	171	1,342	6	—	—
Cost of shares reacquired	(607)	(2,614)	(2,744)	(1,327)	—	(11)
Net increase/(decrease) in net assets	$582	$(1,016)	$2,231	$4,144	$64	$3
The accompanying notes are an integral part of the Financial Statements.

58

Harbor Global Leaders Fund		Harbor International Fund		Harbor International Growth Fund		Harbor International Small Cap Fund		Harbor Overseas Fund
November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020

$7,280	$5,614	$104,298	$135,529	$11,119	$11,059	$5,641	$4,323	$488	$799
1,611	750	11,027	40,800	1,057	2,567	40	453	229	345
(7,102)	(2,238)	(391,374)	(508,810)	(63,195)	(19,502)	(4,199)	(16,747)	(123)	(143)
$1,789	$4,126	$(276,049)	$(332,481)	$(51,019)	$(5,876)	$1,482	$(11,971)	$594	$1,001

$21,906	$55,015	$316,507	$549,667	$131,088	$244,495	$12,680	$2,135	$14,611	$229
6,354	4,295	31,191	108,612	3,097	6,488	335	640	209	333
(33,630)	(65,489)	(673,210)	(1,217,444)	(168,482)	(147,966)	(807)	(404)	(1,000)	(203)
—	—	—	(257,053)	—	—	—	—	—	—
$(5,370)	$(6,179)	$(325,512)	$(816,218)	$(34,297)	$103,017	$12,208	$2,371	$13,820	$359

$220	$1,519	$1,576	$3,497	$425	$170	$23	$—	N/A	N/A
169	108	97	1,870	4	6	4	9	N/A	N/A
(1,106)	(2,774)	(7,009)	(59,746)	(399)	(128)	(26)	—	N/A	N/A
$(717)	$(1,147)	$(5,336)	$(54,379)	$30	$48	$1	$9	N/A	N/A

$3,452	$7,868	$27,319	$20,346	$3,075	$3,835	$1,716	$55	$67	$10
1,826	1,182	2,584	13,114	96	523	5	11	—	1
(4,813)	(8,732)	(82,143)	(187,283)	(30,230)	(11,037)	(351)	(50)	(18)	(6)
$465	$318	$(52,240)	$(153,823)	$(27,059)	$(6,679)	$1,370	$16	$49	$5

59

Harbor International & Global Funds
Statements of Changes in Net Assets—Capital Stock Activity—Continued

(All amounts in thousands)

	Harbor Diversified International All Cap Fund		Harbor Emerging Markets Equity Fund		Harbor Focused International Fund
	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020
SHARES
Retirement Class
Shares sold	24,690	17,039	67	481	179	234
Shares issued due to reinvestment of distributions	544	965	565	65	23	8
Shares reacquired	(15,525)	(10,692)	(1,605)	(2,346)	(138)	(11)
Net increase/(decrease) in shares outstanding	9,709	7,312	(973)	(1,800)	64	231
Institutional Class
Shares sold	12,409	6,153	866	2,555	99	419
Shares issued due to reinvestment of distributions	203	457	387	62	19	7
Shares reacquired	(12,674)	(5,585)	(1,038)	(5,680)	(41)	(31)
Shares reacquired through in-kind redemptions	—	—	—	—	—	—
Net increase/(decrease) in shares outstanding	(62)	1,025	215	(3,063)	77	395
Administrative Class
Shares sold	116	156	—	1	N/A	N/A
Shares issued due to reinvestment of distributions	5	11	1	—	N/A	N/A
Shares reacquired	(83)	(147)	(1)	—	N/A	N/A
Net increase/(decrease) in shares outstanding	38	20	—	1	N/A	N/A
Investor Class
Shares sold	84	150	317	494	5	1
Shares issued due to reinvestment of distributions	4	15	129	—	—	—
Shares reacquired	(45)	(296)	(249)	(121)	—	(1)
Net increase/(decrease) in shares outstanding	43	(131)	197	373	5	—
The accompanying notes are an integral part of the Financial Statements.

60

Harbor Global Leaders Fund		Harbor International Fund		Harbor International Growth Fund		Harbor International Small Cap Fund		Harbor Overseas Fund
November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020

196	174	2,222	4,230	482	663	357	359	36	75
45	24	253	1,021	48	151	3	35	19	33
(181)	(73)	(8,345)	(14,706)	(2,803)	(1,146)	(262)	(1,462)	(10)	(14)
60	125	(5,870)	(9,455)	(2,273)	(332)	98	(1,068)	45	94

586	1,894	6,787	15,423	5,719	14,511	781	183	1,117	22
178	140	711	2,706	139	383	24	49	18	31
(908)	(2,078)	(14,570)	(33,390)	(7,135)	(9,143)	(51)	(34)	(71)	(19)
—	—	—	(7,166)	—	—	—	—	—	—
(144)	(44)	(7,072)	(22,427)	(1,277)	5,751	754	198	1,064	34

6	49	34	95	19	10	2	—	N/A	N/A
4	4	2	46	—	—	1	—	N/A	N/A
(30)	(91)	(150)	(1,519)	(17)	(7)	(2)	—	N/A	N/A
(20)	(38)	(114)	(1,378)	2	3	1	—	N/A	N/A

96	267	590	573	142	238	106	5	5	1
53	40	59	329	4	31	—	1	—	—
(133)	(298)	(1,792)	(5,167)	(1,296)	(677)	(21)	(5)	(2)	—
16	9	(1,143)	(4,265)	(1,150)	(408)	85	1	3	1

61

Harbor International & Global Funds Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented

HARBOR DIVERSIFIED INTERNATIONAL ALL CAP FUND
	Retirement Class
Year Ended October 31,	2021	2020	2019	2018	2017
Net asset value beginning of period	$10.25	$11.17	$10.41	$11.79	$9.77
Income from Investment Operations
Net investment income/(loss)[a,e]	0.21	0.14	0.26	0.21	0.14
Net realized and unrealized gain/(loss) on investments	3.50	(0.81)	0.92	(1.19)	2.01
Total from investment operations	3.71	(0.67)	1.18	(0.98)	2.15
Less Distributions
Dividends from net investment income	(0.13)	(0.25)	(0.13)	(0.12)	(0.13)
Distributions from net realized capital gains	—	—	(0.29)	(0.28)	—
Total distributions	(0.13)	(0.25)	(0.42)	(0.40)	(0.13)
Net asset value end of period	13.83	10.25	11.17	10.41	11.79
Net assets end of period (000s)	$853,454	$533,318	$499,288	$420,056	$92,442
Ratios and Supplemental Data (%)
Total return[b]	36.32%	(6.25)%	11.99%	(8.55)%	22.35%
Ratio of total expenses to average net assets^	0.84	0.85	0.87	0.90	0.99
Ratio of net expenses to average net assets[a]	0.71	0.70	0.68	0.74	0.77
Ratio of net investment income/(loss) to average net assets[a]	1.54	1.32	2.42	1.87	1.27
Portfolio turnover	51	25	22	42	46

	Administrative Class
Year Ended October 31,	2021	2020	2019	2018	2017
Net asset value beginning of period	$10.22	$11.14	$10.39	$11.76	$9.75
Income from Investment Operations
Net investment income/(loss)[a,e]	0.16	0.10	0.22	0.22	0.14
Net realized and unrealized gain/(loss) on investments	3.48	(0.80)	0.92	(1.22)	1.97
Total from investment operations	3.64	(0.70)	1.14	(1.00)	2.11
Less Distributions
Dividends from net investment income	(0.09)	(0.22)	(0.10)	(0.09)	(0.10)
Distributions from net realized capital gains	—	—	(0.29)	(0.28)	—
Total distributions	(0.09)	(0.22)	(0.39)	(0.37)	(0.10)
Net asset value end of period	13.77	10.22	11.14	10.39	11.76
Net assets end of period (000s)	$9,213	$6,446	$6,800	$5,734	$310
Ratios and Supplemental Data (%)
Total return[b]	35.76%	(6.54)%	11.58%	(8.76)%	21.91%
Ratio of total expenses to average net assets^	1.17	1.18	1.20	1.23	1.32
Ratio of net expenses to average net assets[a]	1.04	1.03	1.01	1.06	1.10
Ratio of net investment income/(loss) to average net assets[a]	1.17	0.99	2.06	1.96	1.29
Portfolio turnover	51	25	22	42	46
See page 76 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

62

Institutional Class
2021	2020	2019	2018	2017
$10.25	$11.17	$10.41	$11.79	$9.77

0.19	0.13	0.25	0.20	0.17
3.50	(0.81)	0.92	(1.18)	1.98
3.69	(0.68)	1.17	(0.98)	2.15

(0.12)	(0.24)	(0.12)	(0.12)	(0.13)
—	—	(0.29)	(0.28)	—
(0.12)	(0.24)	(0.41)	(0.40)	(0.13)
13.82	10.25	11.17	10.41	11.79
$332,503	$247,212	$257,860	$238,470	$225,473

36.12%	(6.33)%	11.90%	(8.62)%	22.29%
0.92	0.93	0.95	0.98	1.07
0.79	0.78	0.76	0.82	0.85
1.43	1.25	2.34	1.72	1.59
51	25	22	42	46

Investor Class
2021	2020	2019	2018	2017
$10.17	$11.08	$10.33	$11.71	$9.74

0.14	0.09	0.21	0.15	0.14
3.47	(0.80)	0.91	(1.17)	1.96
3.61	(0.71)	1.12	(1.02)	2.10

(0.08)	(0.20)	(0.08)	(0.08)	(0.13)
—	—	(0.29)	(0.28)	—
(0.08)	(0.20)	(0.37)	(0.36)	(0.13)
13.70	10.17	11.08	10.33	11.71
$10,072	$7,037	$9,122	$5,456	$5,195

35.56%	(6.58)%	11.43%	(8.93)%	21.82%
1.29	1.30	1.32	1.35	1.44
1.15	1.15	1.13	1.19	1.22
1.07	0.86	1.99	1.34	1.31
51	25	22	42	46

63

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR EMERGING MARKETS EQUITY FUND
	Retirement Class
Year Ended October 31,	2021	2020[k]	2019	2018	2017
Net asset value beginning of period	$10.89	$11.01	$9.57	$10.83	$8.59
Income from Investment Operations
Net investment income/(loss)[a,e]	0.14	0.07	0.21	0.12	0.13
Net realized and unrealized gain/(loss) on investments	3.52	(0.02)	1.32	(1.27)	2.21
Total from investment operations	3.66	0.05	1.53	(1.15)	2.34
Less Distributions
Dividends from net investment income	(0.13)	(0.17)	(0.09)	(0.11)	(0.10)
Distributions from net realized capital gains	(3.27)	—	—	—	—
Total distributions	(3.40)	(0.17)	(0.09)	(0.11)	(0.10)
Net asset value end of period	11.15	10.89	11.01	9.57	10.83
Net assets end of period (000s)	$18,760	$28,935	$49,052	$12,146	$4,232
Ratios and Supplemental Data (%)
Total return[b]	35.64%	0.36%	16.21%	(10.71)%	27.62%
Ratio of total expenses to average net assets^	1.47	1.25	1.22	1.26	1.35
Ratio of net expenses to average net assets[a]	0.88	0.93	1.02	1.07	1.08
Ratio of net investment income/(loss) to average net assets[a]	1.24	0.63	2.05	1.16	1.32
Portfolio turnover	103	122	53	56	59

	Administrative Class
Year Ended October 31,	2021	2020[k]	2019	2018	2017
Net asset value beginning of period	$11.15	$11.14	$9.55	$10.80	$8.58
Income from Investment Operations
Net investment income/(loss)[a,e]	0.11	(0.01)	0.02	0.08	0.08
Net realized and unrealized gain/(loss) on investments	3.58	0.02	1.62	(1.25)	2.22
Total from investment operations	3.69	0.01	1.64	(1.17)	2.30
Less Distributions
Dividends from net investment income	(0.11)	—	(0.05)	(0.08)	(0.08)
Distributions from net realized capital gains	(3.27)	—	—	—	—
Total distributions	(3.38)	—	(0.05)	(0.08)	(0.08)
Net asset value end of period	11.46	11.15	11.14	9.55	10.80
Net assets end of period (000s)	$20	$21	$5	$249	$275
Ratios and Supplemental Data (%)
Total return[b]	34.96%	0.09%	17.30%	(10.91)%	27.04%
Ratio of total expenses to average net assets^	1.80	1.56	1.54	1.59	1.68
Ratio of net expenses to average net assets[a]	1.21	1.25	1.40	1.40	1.40
Ratio of net investment income/(loss) to average net assets[a]	0.94	(0.12)	0.16	0.77	0.85
Portfolio turnover	103	122	53	56	59
See page 76 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

64

Institutional Class
2021	2020[k]	2019	2018	2017
$10.89	$11.01	$9.57	$10.83	$8.59

0.14	0.08	0.12	0.14	0.11
3.49	(0.04)	1.41	(1.30)	2.22
3.63	0.04	1.53	(1.16)	2.33

(0.09)	(0.16)	(0.09)	(0.10)	(0.09)
(3.27)	—	—	—	—
(3.36)	(0.16)	(0.09)	(0.10)	(0.09)
11.16	10.89	11.01	9.57	10.83
$18,810	$16,009	$49,891	$58,271	$51,849

35.37%	0.28%	16.13%	(10.77)%	27.54%
1.55	1.33	1.30	1.34	1.43
0.96	1.01	1.12	1.15	1.15
1.23	0.74	1.13	1.28	1.13
103	122	53	56	59

Investor Class
2021	2020[k]	2019	2018	2017
$10.85	$10.96	$9.53	$10.78	$8.56

0.10	0.01	0.09	0.09	0.07
3.49	—*	1.39	(1.27)	2.22
3.59	0.01	1.48	(1.18)	2.29

(0.08)	(0.12)	(0.05)	(0.07)	(0.07)
(3.27)	—	—	—	—
(3.35)	(0.12)	(0.05)	(0.07)	(0.07)
11.09	10.85	10.96	9.53	10.78
$6,839	$4,561	$519	$614	$700

34.94%	—%	15.56%	(11.03)%	27.00%
1.91	1.69	1.67	1.71	1.80
1.32	1.37	1.49	1.52	1.52
0.85	0.14	0.87	0.82	0.75
103	122	53	56	59

65

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR FOCUSED INTERNATIONAL FUND
	Retirement Class			Institutional Class
Year Ended October 31,	2021	2020	2019[g]	2021	2020	2019[g]
Net asset value beginning of period	$11.94	$10.78	$10.00	$11.93	$10.78	$10.00
Income from Investment Operations
Net investment income/(loss)[a,e]	0.03	0.06	0.03	0.02	0.05	0.02
Net realized and unrealized gain/(loss) on investments	2.61	1.17	0.75	2.61	1.16	0.76
Total from investment operations	2.64	1.23	0.78	2.63	1.21	0.78
Less Distributions
Dividends from net investment income	(0.04)	(0.02)	—	(0.03)	(0.01)	—
Distributions from net realized capital gains	(0.14)	(0.05)	—	(0.14)	(0.05)	—
Total distributions	(0.18)	(0.07)	—	(0.17)	(0.06)	—
Net asset value end of period	14.40	11.94	10.78	14.39	11.93	10.78
Net assets end of period (000s)	$22,546	$17,928	$13,696	$25,276	$20,040	$13,833
Ratios and Supplemental Data (%)
Total return[b]	22.25%	11.46%	7.80%[c]	22.10%	11.40%	7.80%[c]
Ratio of total expenses to average net assets^	1.01	1.01	2.15[d]	1.09	1.09	2.23[d]
Ratio of net expenses to average net assets[a]	0.77	0.77	0.77[d]	0.85	0.85	0.85[d]
Ratio of net investment income/(loss) to average net assets[a]	0.23	0.50	0.60[d]	0.15	0.41	0.52[d]
Portfolio turnover	46	33	23[c]	46	33	23[c]
See page 76 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

66

Investor Class
2021	2020	2019[g]
$11.89	$10.76	$10.00

(0.03)	0.01	0.01
2.59	1.17	0.75
2.56	1.18	0.76

—	—	—
(0.14)	(0.05)	—
(0.14)	(0.05)	—
14.31	11.89	10.76
$113	$39	$34

21.65%	11.03%	7.60%[c]
1.45	1.46	2.60[d]
1.21	1.22	1.22[d]
(0.20)	0.08	0.15[d]
46	33	23[c]

67

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR GLOBAL LEADERS FUND
	Retirement Class
Year Ended October 31,	2021	2020	2019	2018	2017[h]
Net asset value beginning of period	$33.89	$30.81	$25.52	$25.33	$20.29
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.09)	0.02	0.13	0.02	0.08
Net realized and unrealized gain/(loss) on investments	10.84	4.89	5.76	2.40	4.96
Total from investment operations	10.75	4.91	5.89	2.42	5.04
Less Distributions
Dividends from net investment income	—	(0.09)	—	(0.03)	—
Distributions from net realized capital gains	(2.83)	(1.74)	(0.60)	(2.20)	—
Total distributions	(2.83)	(1.83)	(0.60)	(2.23)	—
Net asset value end of period	41.81	33.89	30.81	25.52	25.33
Net assets end of period (000s)	$24,324	$17,703	$12,245	$6,846	$4,376
Ratios and Supplemental Data (%)
Total return[b]	33.12%	16.56%	23.72%	10.01%	24.84%
Ratio of total expenses to average net assets^	0.87	0.90	0.92	0.96	1.13
Ratio of net expenses to average net assets[a]	0.78	0.78	0.80	0.82	0.83
Ratio of net investment income/(loss) to average net assets[a]	(0.24)	0.07	0.46	0.09	0.32
Portfolio turnover	27	55	47	20	123

	Administrative Class
Year Ended October 31,	2021	2020	2019	2018	2017[h]
Net asset value beginning of period	$33.10	$30.15	$25.06	$24.97	$20.06
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.22)	(0.08)	0.06	(0.05)	(0.04)
Net realized and unrealized gain/(loss) on investments	10.58	4.77	5.63	2.34	4.95
Total from investment operations	10.36	4.69	5.69	2.29	4.91
Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains	(2.83)	(1.74)	(0.60)	(2.20)	—
Total distributions	(2.83)	(1.74)	(0.60)	(2.20)	—
Net asset value end of period	40.63	33.10	30.15	25.06	24.97
Net assets end of period (000s)	$1,757	$2,067	$3,050	$1,111	$1,204
Ratios and Supplemental Data (%)
Total return[b]	32.71%	16.13%	23.35%	9.61%	24.48%
Ratio of total expenses to average net assets^	1.20	1.23	1.25	1.29	1.46
Ratio of net expenses to average net assets[a]	1.11	1.11	1.13	1.15	1.15
Ratio of net investment income/(loss) to average net assets[a]	(0.58)	(0.25)	0.22	(0.21)	(0.13)
Portfolio turnover	27	55	47	20	123
See page 76 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

68

Institutional Class
2021	2020	2019	2018	2017[h]
$33.80	$30.75	$25.49	$25.31	$20.29

(0.13)	—*	0.11	0.01	0.03
10.83	4.86	5.75	2.38	4.99
10.70	4.86	5.86	2.39	5.02

—	(0.07)	—	(0.01)	—
(2.83)	(1.74)	(0.60)	(2.20)	—
(2.83)	(1.81)	(0.60)	(2.21)	—
41.67	33.80	30.75	25.49	25.31
$90,307	$78,120	$72,429	$33,574	$29,034

33.02%	16.46%	23.63%	9.90%	24.74%
0.95	0.98	1.00	1.04	1.21
0.86	0.86	0.88	0.90	0.90
(0.33)	0.01	0.37	0.03	0.14
27	55	47	20	123

Investor Class
2021	2020	2019	2018	2017[h]
$32.59	$29.74	$24.76	$24.72	$19.89

(0.25)	(0.11)	(0.01)	(0.09)	(0.06)
10.39	4.70	5.59	2.33	4.89
10.14	4.59	5.58	2.24	4.83

—	—	—	—	—
(2.83)	(1.74)	(0.60)	(2.20)	—
(2.83)	(1.74)	(0.60)	(2.20)	—
39.90	32.59	29.74	24.76	24.72
$26,160	$20,865	$18,748	$12,416	$11,364

32.53%	16.01%	23.18%	9.50%	24.28%
1.31	1.35	1.37	1.41	1.58
1.22	1.23	1.25	1.27	1.27
(0.69)	(0.35)	(0.03)	(0.35)	(0.25)
27	55	47	20	123

69

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR INTERNATIONAL FUND
	Retirement Class
Year Ended October 31,	2021	2020	2019	2018[i]	2017
Net asset value beginning of period	$36.52	$39.00	$58.31	$69.91	$60.32
Income from Investment Operations
Net investment income/(loss)[a,e]	0.72	0.91	0.91	1.21	0.94
Net realized and unrealized gain/(loss) on investments	11.73	(2.10)	1.62	(8.51)	9.85
Total from investment operations	12.45	(1.19)	2.53	(7.30)	10.79
Less Distributions
Dividends from net investment income	(0.50)	(1.29)	(0.97)	(1.30)	(1.20)
Distributions from net realized capital gains	—	—	(20.87)	(3.00)	—
Total distributions	(0.50)	(1.29)	(21.84)	(4.30)	(1.20)
Net asset value end of period	48.47	36.52	39.00	58.31	69.91
Net assets end of period (000s)	$872,647	$871,743	$1,299,776	$2,703,360	$2,657,442
Ratios and Supplemental Data (%)
Total return[b]	34.23%	(3.35)%	10.29%	(11.24)%	18.30%
Ratio of total expenses to average net assets^	0.80	1.61[l]	0.80	0.74	0.74
Ratio of net expenses to average net assets[a]	0.69	0.69[l]	0.67	0.64	0.73
Ratio of net investment income/(loss) to average net assets[a]	1.55	2.52[l]	2.33	1.80	1.42
Portfolio turnover	21	12	12	64	13

	Administrative Class
Year Ended October 31,	2021	2020	2019	2018[i]	2017
Net asset value beginning of period	$36.78	$39.26	$58.08	$69.57	$59.99
Income from Investment Operations
Net investment income/(loss)[a,e]	0.57	0.47	0.76	0.88	0.79
Net realized and unrealized gain/(loss) on investments	11.84	(1.81)	1.70	(8.37)	9.77
Total from investment operations	12.41	(1.34)	2.46	(7.49)	10.56
Less Distributions
Dividends from net investment income	(0.24)	(1.14)	(0.41)	(1.00)	(0.98)
Distributions from net realized capital gains	—	—	(20.87)	(3.00)	—
Total distributions	(0.24)	(1.14)	(21.28)	(4.00)	(0.98)
Net asset value end of period	48.95	36.78	39.26	58.08	69.57
Net assets end of period (000s)	$15,464	$15,825	$70,981	$90,009	$398,584
Ratios and Supplemental Data (%)
Total return[b]	33.80%	(3.67)%	9.94%	(11.53)%	17.93%
Ratio of total expenses to average net assets^	1.13	1.65[l]	1.13	1.07	1.06
Ratio of net expenses to average net assets[a]	1.02	1.02[l]	1.00	0.97	1.05
Ratio of net investment income/(loss) to average net assets[a]	1.22	1.25[l]	1.94	1.30	1.22
Portfolio turnover	21	12	12	64	13
See page 76 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

70

Institutional Class
2021	2020	2019	2018[i]	2017
$36.64	$39.12	$58.31	$69.90	$60.30

0.70	0.92	0.84	1.04	0.97
11.76	(2.15)	1.67	(8.39)	9.79
12.46	(1.23)	2.51	(7.35)	10.76

(0.46)	(1.25)	(0.83)	(1.24)	(1.16)
—	—	(20.87)	(3.00)	—
(0.46)	(1.25)	(21.70)	(4.24)	(1.16)
48.64	36.64	39.12	58.31	69.90
$3,307,683	$2,750,824	$3,814,616	$8,577,147	$27,401,853

34.15%	(3.43)%	10.18%	(11.31)%	18.24%
0.88	1.76[l]	0.88	0.82	0.81
0.77	0.77[l]	0.75	0.72	0.80
1.50	2.52[l]	2.11	1.53	1.51
21	12	12	64	13

Investor Class
2021	2020	2019	2018[i]	2017
$36.22	$38.65	$57.66	$69.14	$59.61

0.52	0.75	0.70	0.81	0.72
11.64	(2.12)	1.65	(8.33)	9.71
12.16	(1.37)	2.35	(7.52)	10.43

(0.30)	(1.06)	(0.49)	(0.96)	(0.90)
—	—	(20.87)	(3.00)	—
(0.30)	(1.06)	(21.36)	(3.96)	(0.90)
48.08	36.22	38.65	57.66	69.14
$374,773	$323,686	$510,270	$895,711	$1,798,228

33.66%	(3.79)%	9.80%	(11.65)%	17.79%
1.25	2.10[l]	1.25	1.19	1.18
1.13	1.14[l]	1.12	1.09	1.17
1.13	2.06[l]	1.80	1.21	1.13
21	12	12	64	13

71

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR INTERNATIONAL GROWTH FUND
	Retirement Class
Year Ended October 31,	2021	2020	2019	2018	2017
Net asset value beginning of period	$19.10	$16.14	$13.70	$15.71	$12.90
Income from Investment Operations
Net investment income/(loss)[a,e]	0.02	0.03	0.30	0.17	0.17
Net realized and unrealized gain/(loss) on investments	4.56	3.25	2.25	(1.99)	2.81
Total from investment operations	4.58	3.28	2.55	(1.82)	2.98
Less Distributions
Dividends from net investment income	(0.15)	(0.32)	(0.11)	(0.19)	(0.17)
Distributions from net realized capital gains	—	—	—	—	—
Total distributions	(0.15)	(0.32)	(0.11)	(0.19)	(0.17)
Net asset value end of period	23.53	19.10	16.14	13.70	15.71
Net assets end of period (000s)	$147,545	$163,202	$143,276	$93,815	$24,872
Ratios and Supplemental Data (%)
Total return[b]	24.00%	20.56%	18.81%	(11.74)%	23.52%
Ratio of total expenses to average net assets^	0.81	0.83	0.83	0.81	0.84
Ratio of net expenses to average net assets[a]	0.77	0.77	0.77	0.77	0.77
Ratio of net investment income/(loss) to average net assets[a]	0.08	0.19	2.01	1.07	1.19
Portfolio turnover	12	24	16	17	13

	Administrative Class
Year Ended October 31,	2021	2020	2019	2018	2017
Net asset value beginning of period	$19.05	$16.10	$13.66	$15.67	$12.87
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.06)	(0.02)	0.22	0.08	0.09
Net realized and unrealized gain/(loss) on investments	4.54	3.24	2.28	(1.95)	2.84
Total from investment operations	4.48	3.22	2.50	(1.87)	2.93
Less Distributions
Dividends from net investment income	(0.11)	(0.27)	(0.06)	(0.14)	(0.13)
Distributions from net realized capital gains	—	—	—	—	—
Total distributions	(0.11)	(0.27)	(0.06)	(0.14)	(0.13)
Net asset value end of period	23.42	19.05	16.10	13.66	15.67
Net assets end of period (000s)	$662	$507	$390	$330	$466
Ratios and Supplemental Data (%)
Total return[b]	23.54%	20.17%	18.45%	(12.03)%	23.08%
Ratio of total expenses to average net assets^	1.14	1.16	1.16	1.14	1.16
Ratio of net expenses to average net assets[a]	1.10	1.10	1.10	1.10	1.10
Ratio of net investment income/(loss) to average net assets[a]	(0.24)	(0.15)	1.50	0.51	0.66
Portfolio turnover	12	24	16	17	13
See page 76 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

72

Institutional Class
2021	2020	2019	2018	2017
$19.08	$16.13	$13.69	$15.69	$12.89

—*	0.02	0.26	0.13	0.13
4.55	3.24	2.28	(1.95)	2.84
4.55	3.26	2.54	(1.82)	2.97

(0.13)	(0.31)	(0.10)	(0.18)	(0.17)
—	—	—	—	—
(0.13)	(0.31)	(0.10)	(0.18)	(0.17)
23.50	19.08	16.13	13.69	15.69
$709,080	$600,240	$414,528	$399,911	$362,035

23.92%	20.42%	18.73%	(11.75)%	23.38%
0.89	0.91	0.91	0.89	0.91
0.85	0.85	0.85	0.85	0.85
0.01	0.11	1.75	0.84	0.92
12	24	16	17	13

Investor Class
2021	2020	2019	2018	2017
$18.93	$16.00	$13.58	$15.57	$12.79

(0.11)	(0.04)	0.21	0.11	0.07
4.54	3.22	2.26	(1.98)	2.82
4.43	3.18	2.47	(1.87)	2.89

(0.06)	(0.25)	(0.05)	(0.12)	(0.11)
—	—	—	—	—
(0.06)	(0.25)	(0.05)	(0.12)	(0.11)
23.30	18.93	16.00	13.58	15.57
$13,523	$32,757	$34,238	$32,225	$14,913

23.41%	20.06%	18.29%	(12.12)%	22.89%
1.26	1.28	1.28	1.26	1.28
1.22	1.22	1.22	1.22	1.22
(0.49)	(0.27)	1.40	0.69	0.54
12	24	16	17	13

73

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR INTERNATIONAL SMALL CAP FUND
	Retirement Class
Year Ended October 31,	2021	2020	2019[j]	2018	2017
Net asset value beginning of period	$11.37	$12.49	$12.38	$13.90	$10.77
Income from Investment Operations
Net investment income/(loss)[a,e]	0.28	0.07	0.24	0.17	0.08
Net realized and unrealized gain/(loss) on investments	4.91	(0.82)	0.35	(1.50)	3.18
Total from investment operations	5.19	(0.75)	0.59	(1.33)	3.26
Less Distributions
Dividends from net investment income	(0.17)	(0.37)	(0.10)	(0.09)	(0.13)
Distributions from net realized capital gains	—	—	(0.38)	(0.10)	—
Total distributions	(0.17)	(0.37)	(0.48)	(0.19)	(0.13)
Net asset value end of period	16.39	11.37	12.49	12.38	13.90
Net assets end of period (000s)	$9,559	$5,525	$19,408	$8,213	$7,671
Ratios and Supplemental Data (%)
Total return[b]	45.95%	(6.36)%	5.23%	(9.71)%	30.67%
Ratio of total expenses to average net assets^	1.17	1.37	1.24	1.07	1.35
Ratio of net expenses to average net assets[a]	0.88	0.88	0.88	0.87	0.87
Ratio of net investment income/(loss) to average net assets[a]	1.79	0.64	1.98	1.19	0.60
Portfolio turnover	43	39	178	53	44

	Administrative Class
Year Ended October 31,	2021	2020	2019[j]	2018	2017
Net asset value beginning of period	$11.34	$12.46	$12.34	$13.87	$10.75
Income from Investment Operations
Net investment income/(loss)[a,e]	0.20	0.06	0.15	0.11	0.07
Net realized and unrealized gain/(loss) on investments	4.93	(0.85)	0.40	(1.49)	3.15
Total from investment operations	5.13	(0.79)	0.55	(1.38)	3.22
Less Distributions
Dividends from net investment income	(0.14)	(0.33)	(0.05)	(0.05)	(0.10)
Distributions from net realized capital gains	—	—	(0.38)	(0.10)	—
Total distributions	(0.14)	(0.33)	(0.43)	(0.15)	(0.10)
Net asset value end of period	16.33	11.34	12.46	12.34	13.87
Net assets end of period (000s)	$487	$333	$356	$309	$371
Ratios and Supplemental Data (%)
Total return[b]	45.44%	(6.65)%	4.90%	(10.06)%	30.25%
Ratio of total expenses to average net assets^	1.50	1.70	1.57	1.40	1.67
Ratio of net expenses to average net assets[a]	1.21	1.21	1.21	1.20	1.20
Ratio of net investment income/(loss) to average net assets[a]	1.30	0.49	1.25	0.76	0.59
Portfolio turnover	43	39	178	53	44
See page 76 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

74

Institutional Class
2021	2020	2019[j]	2018	2017
$11.37	$12.49	$12.37	$13.90	$10.77

0.24	0.09	0.19	0.15	0.10
4.95	(0.86)	0.40	(1.50)	3.15
5.19	(0.77)	0.59	(1.35)	3.25

(0.17)	(0.35)	(0.09)	(0.08)	(0.12)
—	—	(0.38)	(0.10)	—
(0.17)	(0.35)	(0.47)	(0.18)	(0.12)
16.39	11.37	12.49	12.37	13.90
$49,419	$25,716	$25,758	$50,358	$38,818

45.87%	(6.48)%	5.25%	(9.83)%	30.59%
1.25	1.45	1.32	1.15	1.42
0.96	0.96	0.96	0.95	0.95
1.53	0.76	1.60	1.05	0.81
43	39	178	53	44

Investor Class
2021	2020	2019[j]	2018	2017
$11.34	$12.45	$12.34	$13.86	$10.74

0.18	0.04	0.13	0.10	0.06
4.93	(0.84)	0.40	(1.48)	3.14
5.11	(0.80)	0.53	(1.38)	3.20

(0.13)	(0.31)	(0.04)	(0.04)	(0.08)
—	—	(0.38)	(0.10)	—
(0.13)	(0.31)	(0.42)	(0.14)	(0.08)
16.32	11.34	12.45	12.34	13.86
$1,962	$398	$428	$619	$540

45.25%	(6.76)%	4.70%	(10.08)%	30.10%
1.61	1.82	1.69	1.52	1.79
1.32	1.33	1.33	1.32	1.32
1.16	0.36	1.10	0.73	0.53
43	39	178	53	44

75

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR OVERSEAS FUND
	Retirement Class			Institutional Class
Year Ended October 31,	2021	2020	2019[f]	2021	2020	2019[f]
Net asset value beginning of period	$10.12	$10.31	$10.00	$10.11	$10.31	$10.00
Income from Investment Operations
Net investment income/(loss)[a,e]	0.28	0.17	0.24	0.29	0.17	0.24
Net realized and unrealized gain/(loss) on investments	3.79	(0.09)	0.07	3.77	(0.11)	0.07
Total from investment operations	4.07	0.08	0.31	4.06	0.06	0.31
Less Distributions
Dividends from net investment income	(0.17)	(0.27)	—	(0.16)	(0.26)	—
Distributions from net realized capital gains	—	—	—	—	—	—
Total distributions	(0.17)	(0.27)	—	(0.16)	(0.26)	—
Net asset value end of period	14.02	10.12	10.31	14.01	10.11	10.31
Net assets end of period (000s)	$19,742	$13,790	$13,090	$33,230	$13,226	$13,131
Ratios and Supplemental Data (%)
Total return[b]	40.51%	0.64%	3.10%[c]	40.46%	0.48%	3.10%[c]
Ratio of total expenses to average net assets^	1.19	1.35	1.79[d]	1.27	1.43	1.87[d]
Ratio of net expenses to average net assets[a]	0.77	0.77	0.77[d]	0.85	0.85	0.85[d]
Ratio of net investment income/(loss) to average net assets[a]	2.14	1.73	3.61[d]	2.16	1.65	3.54[d]
Portfolio turnover	108	80	73[c]	108	80	73[c]
*
Less than $0.01
^
Percentage does not reflect reduction for credit balance arrangements (see the “Custodian” section in Note 2 of the accompanying Notes to Financial Statements)
a
Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses
b
The total returns would have been lower had certain expenses not been waived during the periods shown.
c
Unannualized
d
Annualized
e
Amounts are based on average daily shares outstanding during the period.
f
For the period March 1, 2019 (inception) through October 31, 2019
g
For the period June 1, 2019 (inception) through October 31, 2019
h
Effective March 1, 2017, the Board of Trustees appointed Sands Capital Management, LLC as subadviser to Harbor Global Leaders Fund.
i
Effective August 22, 2018, the Board of Trustees appointed Marathon Asset Management LLP as subadviser to Harbor International Fund.
j
Effective May 23, 2019, the Board of Trustees appointed Cedar Street Asset Management LLC as subadviser to Harbor International Small Cap Fund.
k
Effective September 23, 2020, the Board of Trustees appointed Marathon Asset Management LLP as subadviser to Harbor Emerging Markets Equity Fund.
l
The net investment income ratio includes dividends and interest income and related tax compliance fee and interest expense, from foreign tax reclaims and interest received by the Fund. The total and net expense ratios include the tax compliance fee and related interest expense due to this receipt of foreign tax reclaims and interest income by the Fund. For the year ended October 31, 2020, the ratios of net expenses to average net assets including tax compliance fee for the Retirement Class, Institutional Class, Administrative Class, and Investor Class were 1.49%, 1.64%, 1.53%, and 1.98%, respectively.

The accompanying notes are an integral part of the Financial Statements.

76

Investor Class
2021	2020	2019[f]
$10.08	$10.28	$10.00

0.23	0.14	0.21
3.78	(0.11)	0.07
4.01	0.03	0.28

(0.13)	(0.23)	—
—	—	—
(0.13)	(0.23)	—
13.96	10.08	10.28
$101	$35	$31

39.98%	0.14%	2.80%[c]
1.63	1.80	2.24[d]
1.21	1.22	1.22[d]
1.73	1.41	3.17[d]
108	80	73[c]

77

Harbor International & Global Funds
Notes to Financial Statements—October 31, 2021

Note 1—Organizational Matters
Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. As of October 31, 2021, the Trust consists of 31 separate portfolios. The portfolios covered by this report are: Harbor Diversified International All Cap Fund, Harbor Emerging Markets Equity Fund, Harbor Focused International Fund, Harbor Global Leaders Fund, Harbor International Fund, Harbor International Growth Fund, Harbor International Small Cap Fund, and Harbor Overseas Fund (individually or collectively referred to as a “Fund” or the “Funds," respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.
The Funds currently offer four classes of shares, designated as Retirement Class, Institutional Class, Administrative Class and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the Funds and have equal rights with respect to voting, redemptions, dividends, and liquidations, except that: (i) subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), certain expenses may be applied differently to each class of shares in accordance with current regulations of the U.S. Securities and Exchange Commission (“SEC”) and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Security Valuation
The Trust’s valuation procedures permit the Funds to use a variety of valuation methodologies, consider a number of subjective factors, analyze applicable facts and circumstances and, in general, exercise judgment, when valuing Fund investments. The methodology used for a specific type of investment may vary based on the circumstances and relevant considerations, including available market data.
Equity securities (including common stock, preferred stock, and convertible preferred stock), exchange-traded funds and financial derivative instruments (such as futures contracts and options contracts, including rights and warrants) that are traded on a national securities exchange or system (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities) are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. Shares of open-end registered investment companies that are held by a Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section.
Short-term securities with a remaining maturity of less than 60 days at the time of acquisition that are held by a Fund are valued at amortized cost to the extent amortized cost represents fair value. Such securities are normally categorized as Level 2 in the fair value hierarchy.
Over-the-counter financial derivative instruments, such as forward currency contracts, options contracts, and swap agreements (including centrally cleared swaps), derive their value from underlying asset prices, indices, reference rates and other inputs, or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing vendor selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing vendor, the Fund’s subadviser

78

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
provides a valuation, typically using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing vendor or subadviser using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized as Level 2 in the fair value hierarchy.
A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing vendor to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.
When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy.
Fair Value Measurements and Disclosures
Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2, and Level 3. The inputs or methodologies used for valuing investments are not necessarily indicative of the risk associated with investing in those investments. The assignment of an investment to Levels 1, 2, or 3 is based on the lowest level of significant inputs used to determine its fair value.
Level 1–	Quoted prices in active markets for identical securities.
Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–
Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include each Fund’s own assumptions.

The categorization of investments into Levels 1, 2, or 3, and a summary of significant unobservable inputs used for Level 3 investments, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule. For fair valuations using significant unobservable inputs, if any, a reconciliation of the beginning to ending balances for reported fair values is provided at the end of each Fund’s Portfolio of Investments schedule that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the year.
Each Fund used observable inputs in its valuation methodologies whenever they were available and deemed reliable.
Investment Income
Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities are amortized over the life of the respective securities

79

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
(except for premiums on certain callable debt securities that are amortized to the earliest call date) using the effective yield method. Distributions from real estate investment trust securities are recorded as dividend income, and may be reclassified as capital gains and/or return of capital, based on the information reported by the issuer, when available.
Expenses
Expenses are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.
Class Allocations
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the expense rate(s) applicable to each class.
Securities Transactions
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost.
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.
Taxes
Each Fund is treated as a separate entity for U.S. federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for U.S. federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
Each Fund may be subject to taxes imposed by foreign countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.
Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2018–2020), including all positions expected to be taken upon filing the 2021 tax return, in all material jurisdictions where each Fund operates, and has concluded that no provision for income tax is required in the Funds’ financial statements. Each Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.
On August 24, 2020, Harbor International Fund received a payment, including interest, from a member country of the European Union based on foreign tax reclaims relating to amounts withheld on dividends received by the Fund during fiscal years October 31, 2009 through 2014. A portion of the foreign tax reclaims and interest received is due to the Internal Revenue Service (“IRS”), in the form of a tax compliance fee and that amount is based on the percentage of foreign tax credits previously passed through to the Fund’s shareholders in the years dividends were received by the Fund. The estimated amount due to the IRS, including interest, is included in tax compliance fee payable in the Fund’s Statement of Asset and Liabilities. The actual tax compliance and related interest due to the IRS will be determined based on a closing agreement with the IRS and may differ from estimates.

80

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Custodian
Each Fund has credit balance arrangements with its custodian whereby positive balances in demand deposit accounts used by the transfer and shareholder servicing agent for clearing shareholder transactions in the Fund generate credits that are applied against gross custody expenses. Such custodial expense reductions, if any, are reflected on the  respective Fund’s accompanying Statement of Operations.
Foreign Currency Contracts
A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. A forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date.
Foreign currency contracts are fair valued daily and any change in fair value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.
During the year, each Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. During the year, Harbor Emerging Markets Equity Fund and Harbor Overseas Fund used forward currency contracts to manage their exposure to changes in exchange rates or as a hedge against foreign exchange risk related to specific transactions or portfolio positions.
Foreign Currency Translations
Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, when applicable, are translated into U.S. dollars based on the current exchange rates at year end.
Reported net realized gains and losses on foreign currency transactions, when applicable, represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities, when applicable, are included in the net realized and unrealized gain or loss on investments in the Statements of Operations.
Proceeds from Litigation
Each Fund may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/(loss) if the security has been disposed of by a Fund, or in unrealized gain/(loss) if the security is still held by a Fund.
Rights and Warrants
Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. Warrants are contracts that generally give the holder the right, but not the obligation, to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights and warrants are typically written by the issuer of the security underlying the right or warrant. Although some rights and warrants may be non-transferable, others may be traded over-the-counter or on an exchange.
A Fund may acquire rights or warrants in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price

81

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
to cover any premium and transaction costs. The value of a right or warrant may not necessarily change with the value of the underlying securities. When a Fund acquires rights or warrants, it runs the risk that it will lose its entire investment in the rights or warrants, unless the Fund exercises the right or warrant, acquires the underlying securities, or enters into a closing transaction before expiration. Rights and warrants cease to have value if they are not exercised prior to their expiration date. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for rights or other warrants that expire are treated as realized losses. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the rights or warrants.
Rights or warrants outstanding at the end of the year, if any, are disclosed at the end of each applicable Fund’s Portfolio of Investments and are included in “Purchased options” in the Statements of Assets and Liabilities. Realized gain/(loss) and unrealized appreciation/(depreciation) recognized during the year are included in “Purchased options” in the Statements of Operations.
During the year, Harbor Diversified International All Cap Fund, Harbor Emerging Markets Equity Fund, Harbor International Fund, Harbor International Small Cap Fund, and Harbor Overseas Fund held rights/warrants as a result of their investments in underlying securities.

Note 3—Investment Portfolio Transactions
Investment Portfolio Transactions
Purchases and sales of investments, other than short-term securities, for each Fund for the year ended October 31, 2021 were as follows:
	Purchases (000s)	Sales (000s)
Harbor Diversified International All Cap Fund	$660,297	$550,657
Harbor Emerging Markets Equity Fund	47,007	67,466
Harbor Focused International Fund	22,468	20,461
Harbor Global Leaders Fund	36,867	62,803
Harbor International Fund	963,677	1,635,936
Harbor International Growth Fund	102,125	226,765
Harbor International Small Cap Fund	35,222	19,719
Harbor Overseas Fund	59,604	45,042
In-Kind Redemption Transactions
In accordance with the Trust’s prospectus, the Funds may distribute portfolio securities rather than cash as payment for a redemption of Fund shares. For financial reporting purposes, a Fund recognizes a gain or loss on the securities distributed related to the in-kind redemption. Such Fund-level gains and losses on in-kind redemptions are not taxable to shareholders. There were no in-kind redemptions from the Funds for the year ended October 31, 2021. For the year ended October 31, 2020, Harbor International Fund realized gains of $9,616,000 upon the disposition of portfolio securities in connection with in-kind redemptions of the Fund’s shares.
Securities Lending
Each Fund may engage in securities lending, whereby a Fund lends its securities to financial institutions in order to increase its income. The Trust has engaged State Street Bank and Trust Company to act as its agent (the “Lending Agent”) with respect to the lending of portfolio securities of the Funds, pursuant to the terms and conditions of a Securities Lending Authorization Agreement (the “SLA Agreement”). Securities loans are required to be secured at all times during the term of the loan by collateral that is at least equal to the value of the loaned securities determined at the close of each business day. Collateral may consist of cash and/or securities issued by the U.S. Treasury. Any additional collateral that may be required to secure a loan is delivered to the Fund on the next business day. Cash collateral is recognized as the gross liability for securities loaned in the Statements of Assets and Liabilities.  Non-cash collateral is not disclosed in the Funds' Statements of Assets and Liabilities as it is held by the Lending Agent on behalf of the Funds, and the Funds do not have the ability to rehypothecate those securities.

82

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 3—Investment Portfolio Transactions—Continued
Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio (the “Navigator Portfolio”), a money market mutual fund that seeks to provide income while maintaining a stable net asset value of $1.00. There is no assurance that the Navigator Portfolio will maintain a stable net asset value and the Funds are subject to the risk of loss on the cash collateral invested. A portion of the earnings generated by the investment of the cash collateral is rebated to the borrower for the use of the cash collateral and these earnings (less any rebate) are then divided between the Fund and the Lending Agent, as a fee for its services, according to agreed-upon rates. The Lending Agent and a Fund will share in any shortfall in the rebate due to the borrower, according to agreed-upon rates.
In addition to receiving a fee from the borrower based on the demand for securities loaned and earning income on the investment of the cash collateral, a Fund receives substitute interest, dividends, or other amounts on the loaned securities, during the term of a loan. Net securities lending income is disclosed as such in the Statements of Operations and represents the income earned from the non-cash collateral and the investment of cash collateral, net of fee rebates paid to the borrower and net of fees paid to the Lending Agent.
Loans may be terminated at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the Fund securities that are identical to the loaned securities. The Funds bear the risk of delay in recovery of, or loss of rights in, the securities loaned and the risk that the value of the collateral falls below the value of the securities on loan. Each Fund seeks to mitigate this risk through the SLA Agreement, which provides that in the event of default, the Lending Agent may apply the proceeds of the cash collateral from the loaned securities toward the purchase of replacement securities. If such proceeds are insufficient or the collateral is unavailable, the Lending Agent will purchase replacement securities at its sole expense, or if unable to do so, the Lending Agent may credit to the Fund’s account an amount equal to the fair value of the unreturned loaned securities. As the securities loans are subject to termination by the Fund or the borrower at any time, the remaining contractual maturities of each securities lending transaction is considered to be overnight and continuous.
The following table shows the Funds that engaged in securities lending during the year and summarizes the value of equity securities loaned and related cash and non-cash collateral as of October 31, 2021.
	Value of Securities on Loan (000s)	Cash Collateral (000s)	Non-Cash Collateral (000s)
Harbor Diversified International All Cap Fund	$2,254	$2,427	$—
Harbor Focused International Fund	—	—	—
Harbor International Fund	13,888	—	14,649
Harbor International Growth Fund	—	—	—
Harbor International Small Cap Fund	—	—	—
Harbor Overseas Fund	—	—	—

Note 4—FEES AND OTHER Transactions with Affiliates
Investment Adviser
Harbor Capital is a wholly owned subsidiary of ORIX Corporation. Harbor Capital is the Funds’ investment adviser and is also responsible for administrative and other services.

83

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for management fees based on an annual percentage rate of average daily net assets as follows:
	Contractual Rate	Actual Rate
Harbor Diversified International All Cap Fund	0.75%[a]	0.74%
Harbor Emerging Markets Equity Fund	0.85	0.85
Harbor Focused International Fund	0.75	0.75
Harbor Global Leaders Fund	0.75[b]	0.70
Harbor International Fund	0.75[c]	0.75
Harbor International Growth Fund	0.75	0.75
Harbor International Small Cap Fund	0.85	0.85
Harbor Overseas Fund	0.75	0.75

a	For the period November 1, 2020 through October 31, 2021, the adviser voluntarily waived a portion of its management fee.
b	The Adviser has contractually agreed to waive 0.05% of its management fee through February 28, 2022.
c	The management fee rate is 0.75% on assets up to $12 billion and 0.65% on assets in excess of $12 billion.
Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations. Interest expense, if any, is excluded from contractual limitations. During the year, the following expense limitation agreements were in effect:
	Retirement Class	Institutional Class	Administrative Class	Investor Class[1]	Expense Limitation Agreement Expiration Date
Harbor Diversified International All Cap Fund	0.72%	0.80%	1.05%	1.16%	02/28/2022
Harbor Emerging Markets Equity Fund	0.88	0.96	1.21	1.32	02/28/2022
Harbor Focused International Fund	0.77	0.85	1.10	1.21	02/28/2022
Harbor Global Leaders Fund	0.78	0.86	1.11	1.22	02/28/2022
Harbor International Fund	0.69	0.77	1.02	1.13	02/28/2022
Harbor International Growth Fund	0.77	0.85	1.10	1.21	02/28/2022
Harbor International Small Cap Fund	0.88	0.96	1.21	1.32	02/28/2022
Harbor Overseas Fund	0.77	0.85	1.10	1.21	02/28/2022

1
For the period November 1, 2020 through February 28, 2021, the operating expense limitation for the Investor Class for Harbor Diversified International All Cap Fund,
Harbor Emerging Markets Equity Fund, Harbor Focused International Fund, Harbor Global Leaders Fund, Harbor International Fund, Harbor International Growth Fund,
Harbor International Small Cap Fund, and Harbor Overseas Fund were 1.17%, 1.33%, 1.22%, 1.23%, 1.14%, 1.22%, 1.33% and 1.22%, respectively.

All expense limitation agreements include the transfer agent fee waiver discussed in the Transfer Agent note.
Distributor
Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plan pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (each, a “12b-1 Plan”) as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. Pursuant to each 12b-1 Plan, the Distributor is compensated for financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of each Fund or for recordkeeping services or the servicing of shareholder accounts in a Administrative and Investor Class shares of each Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.

84

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
Amounts payable by a Fund under each 12b-1 Plan need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. Each 12b-1 Plan does not obligate each Fund to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under each 12b-1 Plan. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, each Fund will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.
The fees attributable to each Fund’s respective class are shown on the accompanying Statements of Operations.
Transfer Agent
Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:
Transfer Agent Fees
Retirement Class	0.02% of the average daily net assets of all Retirement Class shares
Institutional Class	0.10% of the average daily net assets of all Institutional Class shares
Administrative Class	0.10% of the average daily net assets of all Administrative Class shares
Investor Class[1]	0.21% of the average daily net assets of all Investor Class shares

1	For the period November 1, 2020 through February 28, 2021, Harbor Services Group received compensation up to 0.22% for the Investor Class.
Harbor Services Group voluntarily waived a portion of its transfer agent fees during the year ended October 31, 2021. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations. The voluntary waiver may be discontinued at any time.
Affiliated Transactions
The Investment Company Act permits purchase and sale transactions among affiliated investment companies subject to an exemptive rule. Harbor Funds has adopted policies and procedures pursuant to such rule. During the year, the Funds did not enter into any transactions with any other Harbor fund.
Shareholders
As of October 31, 2021, Harbor Capital and its wholly owned subsidiaries collectively held the following shares of beneficial interest in each of the following Funds:
	Number of Shares Owned by Harbor Capital and Subsidiaries					Percentage of Outstanding Shares
	Retirement Class	Institutional Class	Administrative Class	Investor Class	Total
Harbor Diversified International All Cap Fund	107,998	—	—	—	107,998	0.1%
Harbor Emerging Markets Equity Fund	74,754	—	—	—	74,754	1.9
Harbor Focused International Fund	1,291,092	1,272,226	N/A	3,047	2,566,365	77.1
Harbor Global Leaders Fund	34,178	—	—	—	34,178	1.0
Harbor International Fund	17,594	—	—	—	17,594	0.0
Harbor International Growth Fund	80,715	—	—	—	80,715	0.2
Harbor International Small Cap Fund	28,213	1,610,955	26,909	26,746	1,692,823	45.2
Harbor Overseas Fund	1,304,967	1,296,603	N/A	3,097	2,604,667	68.8
Independent Trustees
The fees and expenses of the Independent Trustees are included in “Trustees’ fees and expenses” on each Fund’s Statement of Operations.

85

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Accrued expenses – Trustees’ fees and expenses” and “Other assets”, respectively, in the Statements of Assets and Liabilities. Such amounts fluctuate with changes in the value of the selected Fund(s). The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 5—TAX INFORMATION
The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from U.S. GAAP. These differences are attributable to permanent book and tax accounting differences that were primarily due to the use of equalization. Reclassifications, if any, are made to each Fund’s capital account to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. The amounts reclassified on the Statements of Assets and Liabilities for the year ended October 31, 2021 were as follows:
	Total Distributable Earnings/(Loss) (000s)	Paid in Capital (000s)
Harbor Diversified International All Cap Fund	$(6,132)	$6,132
Harbor Emerging Markets Equity Fund	(2,019)	2,019
Harbor Focused International Fund	(71)	71
Harbor Global Leaders Fund	(1,907)	1,907
Harbor International Fund	—	—
Harbor International Growth Fund	(5,492)	5,492
Harbor International Small Cap Fund	(147)	147
Harbor Overseas Fund	(76)	76
The tax composition of each Fund’s distributions was as follows:
	As of October 31, 2021			As of October 31, 2020
	Ordinary Income (000s)	Long-Term Capital Gains (000s)	Total (000s)	Ordinary Income (000s)	Long-Term Capital Gains (000s)	Total (000s)
Harbor Diversified International All Cap Fund	$9,904	$—	$9,904	$17,322	$—	$17,322
Harbor Emerging Markets Equity Fund	5,068	6,248	11,316	1,462	—	1,462
Harbor Focused International Fund	307	307	614	172	—	172
Harbor Global Leaders Fund	1,503	8,701	10,204	221	6,257	6,478
Harbor International Fund	47,872	—	47,872	174,403	—	174,403
Harbor International Growth Fund	5,484	—	5,484	10,807	—	10,807
Harbor International Small Cap Fund	466	—	466	1,197	—	1,197
Harbor Overseas Fund	438	—	438	679	—	679

86

Harbor International & Global Funds
Notes to Financial Statements—Continued

NOTE 5—TAX INFORMATION—Continued
As of October 31, 2021, the components of each Fund’s distributable earnings on a tax basis were as follows:
	Undistributed Ordinary Income (000s)	Undistributed Long-Term Capital Gains (000s)	Unrealized Appreciation/ (Depreciation) (000s)	Accumulated Capital and Other Losses (000s)	Other Temporary Differences (000s)	Total Distributable Earnings/ (Loss) (000s)
Harbor Diversified International All Cap Fund	$25,727	$55,896	$152,257	$—	$(281)	$233,599
Harbor Emerging Markets Equity Fund	10,747	2,029	1,207	—	(11)	13,972
Harbor Focused International Fund	52	1,955	11,514	—	(6)	13,515
Harbor Global Leaders Fund	847	11,849	49,999	—	(5)	62,690
Harbor International Fund	93,991	—	797,425	(424,800)	57,535	524,151
Harbor International Growth Fund	6,574	60,959	304,871	—	(144)	372,260
Harbor International Small Cap Fund	2,003	2,106	6,199	—	(3)	10,305
Harbor Overseas Fund	1,512	3,503	6,695	—	(7)	11,703
As of October 31, 2021, each Fund in the following table had capital loss carryforwards for federal tax purposes which will reduce each Fund’s taxable income arising from future net realized gains on investments to the extent permitted by the Internal Revenue Code. Use of the capital loss carryforwards will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve each Fund of any federal tax liability. The capital loss carryforwards do not expire.
	Capital Loss Carryforward
	Short-Term (000s)	Long-Term (000s)	Total (000s)
Harbor International Fund	$424,800	$—	$424,800
The identified cost for federal income tax purposes of investments owned by each Fund and its respective gross unrealized appreciation and depreciation as of October 31, 2021 are as follows:
	Identified Cost (000s)	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) (000s)
		Appreciation (000s)	(Depreciation) (000s)
Harbor Diversified International All Cap Fund	$1,022,575	$182,807	$(30,550)	$152,257
Harbor Emerging Markets Equity Fund	42,050	3,158	(1,951)	1,207
Harbor Focused International Fund	35,002	12,232	(718)	11,514
Harbor Global Leaders Fund	91,462	51,913	(1,914)	49,999
Harbor International Fund*	3,766,445	1,011,946	(214,521)	797,425
Harbor International Growth Fund	550,158	329,405	(24,534)	304,871
Harbor International Small Cap Fund	51,765	7,905	(1,706)	6,199
Harbor Overseas Fund	45,594	8,058	(1,363)	6,695

*	Capital loss carryforwards are available, which may reduce taxable income from future net realized gain on investments.

87

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 6—Derivatives
Each Fund’s derivative holdings do not qualify for hedge accounting treatment and as such are recorded at current fair value. For a discussion of risks related to these investments please refer to the descriptions of each type of derivative instrument in Note 2— Significant Accounting Policies.
Each Fund’s derivative instruments outstanding as of the year ended October 31, 2021, if any, as disclosed in the Portfolio of Investments, and the related amounts of net realized and changes in net unrealized gains and losses on derivative instruments during the year as disclosed in the Statement of Operations, are indicators of the volume of derivative activity for each Fund.
Derivative Instruments
As of October 31, 2021, the fair values of derivatives, by primary risk exposure, were reflected in the Statement of Assets and Liabilities as follows:
HARBOR INTERNATIONAL FUND
Statement of Assets and Liabilities Caption	Equity Contracts (000s)
Purchased options (rights/warrants)	$44
Net realized gain/(loss) and the change in net unrealized appreciation/(depreciation) on derivatives, by primary risk exposure, for the year ended October 31, 2021, were:
HARBOR DIVERSIFIED INTERNATIONAL ALL CAP FUND
Net realized gain/(loss) on derivatives	Equity Contracts (000s)
Purchased options (rights/warrants)	$70

Change in net unrealized appreciation/(depreciation) on derivatives	Equity Contracts (000s)
Purchased options (rights/warrants)	$1,266
HARBOR EMERGING MARKETS EQUITY FUND
Change in net unrealized appreciation/(depreciation) on derivatives	Equity Contracts (000s)
Purchased options (rights/warrants)	$2
HARBOR GLOBAL LEADERS FUND
Change in net unrealized appreciation/(depreciation) on derivatives	Foreign Exchange Contracts (000s)
Forward currency contracts	$1
HARBOR INTERNATIONAL FUND
Net realized gain/(loss) on derivatives	Equity Contracts (000s)
Purchased options (rights/warrants)	$282

88

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 6—Derivatives—Continued

HARBOR INTERNATIONAL FUND—Continued
Change in net unrealized appreciation/(depreciation) on derivatives	Equity Contracts (000s)
Purchased options (rights/warrants)	$11,681

Note 7—Subsequent Events
Through the date the financial statements were issued, there were no subsequent events or transactions that would have materially impacted the financial statements or related disclosures as presented herein.

89

Harbor International & Global Funds
Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
Harbor Funds
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Harbor Capital Appreciation Fund, Harbor Disruptive Innovation Fund (formerly known as Harbor Mid Cap Growth Fund), Harbor Large Cap Value Fund, Harbor Mid Cap Fund, Harbor Mid Cap Value Fund, Harbor Small Cap Growth Fund, Harbor Small Cap Value Fund and Harbor Strategic Growth Fund (collectively referred to as the “Funds”), (eight of the funds constituting Harbor Funds (the “Trust”)), including the portfolios of investments, as of October 31, 2021, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (eight of the funds constituting the Trust) at October 31, 2021, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Individual fund comprising the Harbor Funds	Statement of operations	Statement of changes in net assets	Financial highlights
Harbor Diversified International All Cap Fund
Harbor Emerging Markets Equity Fund
Harbor Global Leaders Fund
Harbor International Fund
Harbor International Growth Fund
Harbor International Small Cap Fund
	For the year ended October 31, 2021	For each of the two years in the period ended October 31, 2021	For each of the five years in the period ended October 31, 2021
Harbor Focused International Fund	For the year ended October 31, 2021	For each of the two years in the period ended October 31, 2021	For each of the two years in the period ended October 31, 2021 and the period from June 1, 2019 (inception) through October 31, 2019
Harbor Overseas Fund	For the year ended October 31, 2021	For each of the two years in the period ended October 31, 2021	For each of the two years in the period ended October 31, 2021 and the period from March 1, 2019 (inception) through October 31, 2019
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Harbor Funds investment companies since 2000.
Chicago, Illinois
December 21, 2021

90

Harbor International & Global Funds
Fees and Expenses Example (Unaudited)

Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (if any), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2021 through October 31, 2021.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund/Class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund/Class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021
Harbor Diversified International All Cap Fund
Retirement Class	0.71%
Actual		$3.61	$1,000	$1,016.90
Hypothetical (5% return)		3.62	1,000	1,021.54
Institutional Class	0.79%
Actual		$4.01	$1,000	$1,015.40
Hypothetical (5% return)		4.02	1,000	1,021.12
Administrative Class	1.04%
Actual		$5.28	$1,000	$1,014.70
Hypothetical (5% return)		5.29	1,000	1,019.83
Investor Class	1.15%
Actual		$5.84	$1,000	$1,014.10
Hypothetical (5% return)		5.85	1,000	1,019.26

91

Harbor International & Global Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021
Harbor Emerging Markets Equity Fund
Retirement Class	0.88%
Actual		$4.38	$1,000	$972.10
Hypothetical (5% return)		4.48	1,000	1,020.66
Institutional Class	0.96%
Actual		$4.77	$1,000	$971.30
Hypothetical (5% return)		4.89	1,000	1,020.24
Administrative Class	1.21%
Actual		$6.01	$1,000	$970.40
Hypothetical (5% return)		6.16	1,000	1,018.95
Investor Class	1.32%
Actual		$6.55	$1,000	$970.30
Hypothetical (5% return)		6.72	1,000	1,018.38
Harbor Focused International Fund
Retirement Class	0.77%
Actual		$4.01	$1,000	$1,066.70
Hypothetical (5% return)		3.92	1,000	1,021.23
Institutional Class	0.85%
Actual		$4.42	$1,000	$1,065.90
Hypothetical (5% return)		4.33	1,000	1,020.81
Investor Class	1.21%
Actual		$6.29	$1,000	$1,063.90
Hypothetical (5% return)		6.16	1,000	1,018.95
Harbor Global Leaders Fund
Retirement Class	0.78%
Actual		$4.16	$1,000	$1,116.40
Hypothetical (5% return)		3.97	1,000	1,021.17
Institutional Class	0.86%
Actual		$4.59	$1,000	$1,116.00
Hypothetical (5% return)		4.38	1,000	1,020.76
Administrative Class	1.11%
Actual		$5.92	$1,000	$1,114.70
Hypothetical (5% return)		5.65	1,000	1,019.47
Investor Class	1.22%
Actual		$6.50	$1,000	$1,113.90
Hypothetical (5% return)		6.21	1,000	1,018.90
Harbor International Fund
Retirement Class	0.69%
Actual		$3.52	$1,000	$1,023.20
Hypothetical (5% return)		3.52	1,000	1,021.64
Institutional Class	0.77%
Actual		$3.92	$1,000	$1,022.70
Hypothetical (5% return)		3.92	1,000	1,021.23
Administrative Class	1.02%
Actual		$5.20	$1,000	$1,021.50
Hypothetical (5% return)		5.19	1,000	1,019.93
Investor Class	1.13%
Actual		$5.76	$1,000	$1,021.00
Hypothetical (5% return)		5.75	1,000	1,019.37

92

Harbor International & Global Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021
Harbor International Growth Fund
Retirement Class	0.77%
Actual		$3.92	$1,000	$1,023.00
Hypothetical (5% return)		3.92	1,000	1,021.23
Institutional Class	0.85%
Actual		$4.33	$1,000	$1,023.10
Hypothetical (5% return)		4.33	1,000	1,020.81
Administrative Class	1.10%
Actual		$5.61	$1,000	$1,021.40
Hypothetical (5% return)		5.60	1,000	1,019.52
Investor Class	1.22%
Actual		$6.21	$1,000	$1,021.00
Hypothetical (5% return)		6.21	1,000	1,018.90
Harbor International Small Cap Fund
Retirement Class	0.88%
Actual		$4.49	$1,000	$1,022.50
Hypothetical (5% return)		4.48	1,000	1,020.66
Institutional Class	0.96%
Actual		$4.89	$1,000	$1,022.50
Hypothetical (5% return)		4.89	1,000	1,020.24
Administrative Class	1.21%
Actual		$6.16	$1,000	$1,020.60
Hypothetical (5% return)		6.16	1,000	1,018.95
Investor Class	1.32%
Actual		$6.72	$1,000	$1,020.00
Hypothetical (5% return)		6.72	1,000	1,018.38
Harbor Overseas Fund
Retirement Class	0.77%
Actual		$3.98	$1,000	$1,053.30
Hypothetical (5% return)		3.92	1,000	1,021.23
Institutional Class	0.85%
Actual		$4.39	$1,000	$1,052.60
Hypothetical (5% return)		4.33	1,000	1,020.81
Investor Class	1.21%
Actual		$6.26	$1,000	$1,051.20
Hypothetical (5% return)		6.16	1,000	1,018.95
*
Reflective of all fee waivers and expense reimbursements
**
Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

93

Harbor International & Global Funds
Additional Information (Unaudited)

Additional Tax Information
The Funds designate the following portions of their distributions from investment company taxable income for the fiscal year ended October 31, 2021 as qualifying for the dividends received deduction for corporate shareholders.
Percentage of Distribution
Harbor Global Leaders Fund	35%
Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the fiscal year ended October 31, 2021:
Amount (000s)
Harbor Diversified International All Cap Fund	$4,199
Harbor Emerging Markets Equity Fund	6,569
Harbor Focused International Fund	375
Harbor Global Leaders Fund	10,484
Harbor International Growth Fund	4,957
Harbor International Small Cap Fund	80
Harbor Overseas Fund	53
For the fiscal year ended October 31, 2021, each Fund designates up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If a Fund pays a distribution during calendar year 2021, complete information will be reported in conjunction with Form 1099-DIV.
The Funds designate the following foreign taxes paid and foreign source income for Federal income tax purposes:
	Foreign Taxes Paid (000s)	Foreign Source Earned Income (000s)
Harbor Diversified International All Cap Fund	$2,757	$27,458
Harbor Emerging Markets Equity Fund	487	1,148
Harbor Focused International Fund	53	522
Harbor International Fund	7,268	115,641
Harbor International Growth Fund	1,031	8,311
Harbor International Small Cap Fund	119	1,378
Harbor Overseas Fund	112	1,394
Shareholders who own shares through a taxable Harbor Funds account and that received distributions from a Fund during calendar year 2021 will receive a Form 1099-DIV in January 2022 that will show the tax character of those distributions.

Proxy Voting
Harbor Funds has adopted Proxy Voting Policies and Procedures under which proxies relating to securities held by the Harbor funds are voted. In addition, Harbor Funds files Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of Harbor Funds’ Proxy Voting Policies and Procedures and the proxy voting records (Form N-PX) are available (i) without charge, upon request, by calling Harbor toll-free at 800-422-1050; (ii) on Harbor’s website at harborcapital.com; and (iii) on the SEC’s website at sec.gov.

Householding
Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy materials, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

94

Harbor International & Global Funds
Additional Information—Continued

Quarterly Portfolio Disclosures
The Funds file a complete portfolio of investments for their first and third fiscal quarters with the SEC as an exhibit to Form N-PORT. The Funds’ Form N-PORT exhibit is available (i) without charge, upon request, by calling Harbor toll-free at 800-422-1050, (ii) on Harbor’s website at harborcapital.com, and (iii) on the SEC’s website at sec.gov.

95

Harbor International & Global Funds
Additional Information—Continued

Trustees and Officers
As of December 2021
The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.
Harbor Funds' Statement of Additional Information includes additional information about the Trust’s Trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at harborcapital.com.
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Scott M. Amero (58) Trustee	Since 2014	Chairman (2015-2020) and Trustee (2011-Present), Rare (conservation nonprofit); Trustee, Berkshire School (2014-Present); Trustee, The Nature Conservancy, Massachusetts Chapter (2018-Present); Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010), BlackRock, Inc. (publicly traded investment management firm).	34	None
Donna J. Dean (70) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (2001-2019).	34	None
Randall A. Hack (74) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (private investment firm) (2003-Present); Director of Tower Development Corporation (cell tower developer) (2009-2016); Advisory Director of Berkshire Partners (private equity firm) (2002-2013); Founder and Senior Managing Director of Nassau Capital, LLC (private investment firm, investing solely on behalf of the Princeton Endowment) (1995-2001); and President of The Princeton University Investment Company (1990-1994).	34	None
Robert Kasdin (63) Trustee	Since 2014	Senior Vice President and Chief Operating Officer (2015-Present) and Chief Financial Officer (2018-Present), Johns Hopkins Medicine; Senior Executive Vice President, Columbia University (2002-2015); Trustee and Member of the Finance Committee, National September 11 Memorial & Museum at the World Trade Center (2005-2019); Director, Apollo Commercial Real Estate Finance, Inc. (2014-Present); and Director and Executive Committee Member, The Y in Central Maryland (2018-Present).	34	Director of Apollo Commercial Real Estate Finance, Inc. (2014-Present).
Kathryn L. Quirk (69) Trustee	Since 2017
Vice President, Senior Compliance Officer and Head, U.S. Regulatory
Compliance, Goldman Sachs Asset Management (2013-2017); Deputy
Chief Legal Officer, Asset Management, and Vice President and
Corporate Counsel, Prudential Insurance Company of America
(2010-2012); Co-Chief Legal Officer, Prudential Investment
Management, Inc., and Chief Legal Officer, Prudential Investments
and Prudential Mutual Funds (2008-2012); Vice President and
Corporate Counsel and Chief Legal Officer, Mutual Funds, Prudential
Insurance Company of America, and Chief Legal Officer, Prudential
Investments (2005-2008); Vice President and Corporate Counsel and
Chief Legal Officer, Mutual Funds, Prudential Insurance Company
of America (2004-2005); Member, Management Committee
(2000-2002), General Counsel and Chief Compliance Officer, Zurich
Scudder Investments, Inc. (1997-2002).
			34	None
Douglas J. Skinner (59) Trustee	Since 2020	Professor of Accounting (2005-Present), Deputy Dean for Faculty (2015-2016, 2017-Present), Interim Dean (2016-2017), University of Chicago Booth School of Business.	34	None

96

Harbor International & Global Funds
Additional Information—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES—Continued
Ann M. Spruill (67) Trustee	Since 2014	Partner (1993-2008), member of Executive Committee (1996-2008), Member Board of Directors (2002-2008), Grantham, Mayo, Van Otterloo & Co, LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Public Equities, Museum of Fine Arts, Boston (2000-2020); and Trustee, Financial Accounting Foundation (2014-2020).	34	None
INTERESTED TRUSTEE
Charles F. McCain (52)* Chairman, Trustee and President	Since 2017
Chief Executive Officer (2017-Present), Director (2007-Present),
President and Chief Operating Officer (2017), Executive Vice President
and General Counsel (2004-2017), and Chief Compliance Officer
(2004-2014), Harbor Capital Advisors, Inc.; Director and Chairperson
(2019-Present), Harbor Trust Company, Inc.; Director (2007-Present)
and Chief Compliance Officer (2004-2017), Harbor Services Group,
Inc.; Chief Executive Officer (2017-Present), Director (2007-Present),
Chief Compliance Officer and Executive Vice President (2007-2017),
Harbor Funds Distributors, Inc.; and Chief Compliance Officer, Harbor
Funds (2004-2017).
			34	None

Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**
Erik D. Ojala (46) Chief Compliance Officer	Since 2017
Executive Vice President and General Counsel (2017-Present) and Secretary (2010-Present); Senior
Vice President and Associate General Counsel (2007-2017), Harbor Capital Advisors, Inc.; Director
and Secretary (2019-Present), Harbor Trust Company, Inc.; Director, Executive Vice President
(2017-Present) and Chief Compliance Officer (2017-2021), Harbor Funds Distributors, Inc.; Director
(2017-Present) and Assistant Secretary (2014-Present), Harbor Services Group, Inc.; and AML Compliance
Officer (2010-2017) and Vice President and Secretary (2007-2017), Harbor Funds.

Anmarie S. Kolinski (50) Treasurer	Since 2007
Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.;
Director and Treasurer (2019-Present), Harbor Trust Company, Inc.; Chief Financial Officer (2007-Present),
Harbor Services Group, Inc.; and Chief Financial Officer (2015-Present) and Treasurer (2012-Present),
Harbor Funds Distributors, Inc.

Kristof M. Gleich (42) Vice President	Since 2019
President (2018-Present) and Chief Investment Officer (2020), Harbor Capital Advisors, Inc.; Director,
Vice Chairperson, President (2019-Present) and Chief Investment Officer (2020-Present), Harbor Trust
Company, Inc.; and Managing Director, Global Head of Manager Selection (2010-2018), JP Morgan
Chase & Co.

Gregg M. Boland (58) Vice President	Since 2019
Executive Vice President (2020-Present), Vice President (2019-2020), Harbor Capital Advisors, Inc.;
President (2019-Present), Senior Vice President – Operations (2016-2019), and Vice President – Operations
(2007-2015), Harbor Services Group, Inc.; and Senior Vice President, AML Compliance Officer, and
OFAC Officer (2019-Present), Harbor Funds Distributors, Inc.

Diana R. Podgorny (42) Secretary	Since 2018
Senior Vice President and Assistant General Counsel (2020-Present), Vice President and Assistant
General Counsel (2017-2020), Harbor Capital Advisors, Inc.; Director and Vice President (2020 –
Present), Harbor Trust Company, Inc.; Vice President and Counsel, AMG Funds LLC (2016-2017);
Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-2017);
Assistant Secretary, AMG Funds IV (2010-2017); and Vice President and Counsel, Aston Asset
Management, LLC (2010-2016).

Jodie L. Crotteau (49) Assistant Secretary	Since 2014
Senior Vice President and Chief Compliance Officer, Harbor Capital Advisors, Inc. (2014-Present);
Chief Compliance Officer and AML/OFAC Officer (2019-Present), Harbor Trust Company, Inc.; Chief
Compliance Officer and Secretary (2017-present) and Assistant Secretary (2015-2016), Harbor Services
Group, Inc.; Chief Compliance Officer (2021-present) and Assistant Secretary (2016-present), Harbor
Funds Distributors, Inc.; Vice President and Chief Compliance Officer, Grosvenor Registered Funds
(2011-2014); and Vice President, Grosvenor Capital Management, L.P. (2010-2014).

97

Harbor International & Global Funds
Additional Information—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**—Continued
Lana M. Lewandowski (42) AML Compliance Officer and Assistant Secretary	Since 2017	Legal & Compliance Manager (2016-Present) and Legal Specialist (2012-2015), Harbor Capital Advisors, Inc.
Lora A. Kmieciak (57) Assistant Treasurer	Since 2017
Senior Vice President – Fund Administration and Analysis (2017-Present), Senior Vice President -
Business Analysis (2015-2017), Harbor Capital Advisors, Inc.; Vice President (2020 – Present), Harbor
Trust Company, Inc.; and Assurance Executive Director, Ernst & Young LLP (1999-2015).

John M. Paral (53) Assistant Treasurer	Since 2013	Director of Fund Administration and Analysis (2017-Present), Vice President (2012-Present) and Financial Reporting Manager (2007-2017), Harbor Capital Advisors, Inc.

1
Each Trustee serves for an indefinite term, until his or her successor is elected. Each Officer is elected annually.
*
Mr. McCain is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**
Officers of the Funds are “interested persons” as defined in the Investment Company Act.

98

This Privacy Statement Is Not Part of This Report
Harbor’s Privacy Statement

Rev. 09/2021
FACTS	WHAT DOES HARBOR DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us.
This information can include:
■ Social Security number
■ Account balances and transaction history
■ Assets and investment experience
■ Wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Harbor chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Harbor share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-422-1050 or go to harborcapital.com

99

Harbor’s Privacy Statement—Continued

Who we are
Who is providing this notice?	Harbor Capital Advisors, Inc.; Harbor Services Group; Inc.; Harbor Funds Distributors, Inc., Harbor Trust Company, Inc., Harbor Funds, Harbor ETF Trust (collectively, “Harbor”)
What we do
How does Harbor protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We maintain physical, electronic and procedural safeguards designed to protect your personal information; however, please be aware that no data security measures can guarantee 100% security.

How does Harbor collect my personal information?
We collect your personal information, for example, when you
■ Open an account or make transactions on your account
■ Give us your contact information or income information
■ Tell us about your investment or retirement portfolio
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes—information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include the financial companies providing this notice, as well as other companies under our parent company, ORIX Corporation.

Nonaffiliates
Companies not related by common ownership or control. They can be financial and nonfinancial companies.
■ Nonaffiliates we share with can include companies that perform support services on our behalf or other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms (to support our marketing to you), as well as other financial institutions.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Harbor doesn’t jointly market.
Other important information
Notice to investors in California and Vermont
Under California and Vermont law, we will not share information we collect about you with outside companies, unless the law allows. For example, we may share information with your consent, to service your accounts, and in connection with legal proceedings.
We will limit sharing among our companies to the extent required by applicable law.

We recommend that you read and retain this notice for your personal files.

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For more information
Trustees & Officers
Charles F. McCain
Chairman, President & Trustee
Scott M. Amero
Trustee
Donna J. Dean
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Kathryn L. Quirk
Trustee
Douglas J. Skinner
Trustee
Ann M. Spruill
Trustee
Erik D. Ojala
Chief Compliance Officer
Anmarie S. Kolinski
Treasurer
Kristof M. Gleich
Vice President
Gregg M. Boland
Vice President
Diana R. Podgorny
Secretary
Jodie L. Crotteau
Assistant Secretary
Lana M. Lewandowski
AML Compliance Officer
& Assistant Secretary
Lora A. Kmieciak
Assistant Treasurer
John M. Paral
Assistant Treasurer

Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor
Harbor Funds Distributors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Services
Harbor Services Group, Inc.
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
FD.AR.IG.1021

Annual Report
FIXED INCOME FUNDS
October 31, 2021
Fixed Income Funds	Retirement Class	Institutional Class	Administrative Class	Investor Class

Harbor Bond Fund	HBFRX	HABDX	HRBDX	–
Harbor Convertible Securities Fund	HNCVX	HACSX	HRCSX	HICSX
Harbor Core Bond Fund	HCBRX	HACBX	–	–
Harbor High-Yield Bond Fund	HNHYX	HYFAX	HYFRX	HYFIX
Harbor Money Market Fund	–	HARXX	HRMXX	–

This document must be preceded or accompanied by a Prospectus.

Letter from the Chairman

Charles F. McCain
Chairman
Dear Fellow Shareholder:
Over the past year we have experienced bouts of both real optimism and real disappointment. As summer began, there was a sense that we had finally turned the corner on COVID-19 with widespread vaccine availability and rapidly declining rates of new infections. We dared to dream about what a post-COVID-19 return to normalcy could look like. And then the delta variant arrived bringing a frustrating and sustained rise in new cases across the world. With all the loss that so many had experienced already from COVID-19, could we maintain our collective resolve in the face of this significant setback?
Fortunately, as summer turned to fall, we witnessed the resilience of the human spirit. We were better prepared as a nation this time to handle this delta variant surge, although our progress has certainly been uneven. We benefited from higher vaccination rates, generous federal stimulus programs that lifted consumer spending across the income spectrum and a return to in-person schooling for most that helped both children and families re-establish routines.
Through all these ups and downs, U.S. and global equity markets posted strong returns over the past 12 months. Value stocks led growth over the one-year period but lagged over longer time periods. Similarly, small caps outperformed large caps, while large caps continued to lead over longer time periods. In contrast, bond markets faced headwinds from rising interest rates, pushing Treasury bonds and the Bloomberg U.S. Aggregate Bond Index into negative territory. Corporate bonds were a lone bright spot, managing to post positive results for the fiscal year.
Investors continue to seek income wherever they can find it in today’s low-yield environment. However, over the course of the past year, interest rates have been increasing, with the 10-year U.S. Treasury yield more than doubling since it bottomed in August 2020. Rising rates have been in response to the likely prospect of the Fed beginning to taper its asset purchases soon, and potentially raising rates by the middle of 2022.
As we close out fiscal year 2021, there are four significant issues that must be addressed going forward: the supply shortages stemming from burgeoning consumer demand and supply-chain disruptions, ongoing labor shortages, rising prices (and the specter of inflation), and the persistence of the Delta and other potential new variants.
Harbor believes that the trajectory of the economic recovery will remain uneven for the foreseeable future, given the headwinds mentioned above. That’s why it’s so important for investors to focus on practical solutions to manage inevitable market volatility. Drawing upon the expertise of experienced, active portfolio managers is one way to help investors to achieve their long-term investment goals. We’re confident that Harbor together with our investment partners will continue to execute our strategies in a disciplined and thoughtful manner to benefit shareholders over the long haul.
In fact, we believe that a challenging and volatile market environment is actually good news for active managers, because it allows us to add potential value and pull ahead of the pack. Our research shows that the difference between top-performing and bottom-performing active managers, across major asset classes from U.S. large cap and small cap to foreign large cap and emerging markets, is at its highest level in 20 years.
I hope you and your families will fare well over the coming year. Thank you for your confidence and continued investment in Harbor Funds.

December 21, 2021

Charles F. McCain
Chairman

Harbor Bond Fund
Manager’s Commentary (Unaudited)

Subadviser
Pacific Investment Management Company LLC (PIMCO)
650 Newport Center Dr.
Newport Beach, CA
92660
Portfolio Managers
Scott A. Mather
Since 2014
Mark R. Kiesel
Since 2014
Mohit Mittal
Since 2019
PIMCO has subadvised the Fund since 1987.
Investment Objective
The Fund seeks total return.
Management’s Discussion of
Fund Performance
MARKET REVIEW
The last two months of 2020 featured vaccine approvals, more policy stimulus and clarity on the U.S. election outcome - the joint impact of these bolstered market optimism and capped off a year of unprecedented volatility.
Despite mixed trends in infection rates across regions, optimism for a global recovery built in the beginning of 2021 against a backdrop of generally improving economic data, increasing vaccinations and sustained fiscal and monetary support.
Global economic data continued to improve in many regions, with the U.S. a notable standout as consumer sentiment rose, the labor market improved, and manufacturing rebounded strongly – driven by an uptick in demand and a pickup in hiring. However, supply chain disruptions remained an issue for U.S. manufacturers.
Continued growth momentum, advancing COVID-19 vaccination campaigns, and the reopening of some developed nations bolstered market optimism in the first half of 2021, while U.S. inflation hit its highest level in decades.
Global economic data continued to improve across many regions. Within developed countries, particularly the U.S., U.K., and Canada, consumer sentiment rose further and an uptick in demand helped drive a resurgence in COVID-19-sensitive sectors along with greater hiring needs. Vaccinations continued to advance globally, and case counts generally moved lower, although the spread of a new Delta variant with higher infectiousness underscored a key risk for the economic recovery - particularly in countries where vaccination rates remained low.
In the second half of 2021, rising COVID-19 Delta variant cases and supply chain disruptions slowed economic momentum across developed markets, while inflation remained elevated. As a result, many assets experienced volatility.
On the U.S. policy front, the Federal Reserve began the second half of 2021 on a dovish note but pivoted to a more hawkish stance, announcing that it would begin tapering its asset purchases within the calendar year and could even raise rates as early as 2022.
Other notable headlines also contributed to market volatility, particularly President Biden’s withdrawal of U.S. troops from Afghanistan. Additionally, the potential default of Evergrande–one of the largest property developers in China–raised questions about spillover effects and contributed to elevated volatility.
PERFORMANCE
Harbor Bond Fund outperformed the Bloomberg U.S. Aggregate Bond Index for the year ended October 31, 2021. The Fund returned 0.88% (Retirement Class), 0.79% (Institutional Class) and 0.54% (Administrative Class), compared with the benchmark’s return of -0.48%.
The following strategies helped returns for the year ended October 31, 2021:
•
U.S. duration positioning contributed to performance over the fiscal year, including an underweight to intermediate rates as intermediate rates rose more than short and long-end rates over the fiscal year.
•
Positions in non-Agency mortgage-backed securities (“MBS”) contributed to performance as non-Agency MBS spreads tightened over the period.

Harbor Bond Fund
Manager’s Commentary—Continued

CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2011 through 10/31/2021
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the Bloomberg U.S. Aggregate Bond Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2021
	1 Year	Annualized
		5 Years	10 Years
Harbor Bond Fund
Retirement Class[1]	0.88%	3.84%	3.77%
Institutional Class	0.79	3.80	3.74
Administrative Class	0.54	3.53	3.48
Comparative Index
Bloomberg U.S. Aggregate Bond	-0.48%	3.10%	3.00%
As stated in the Fund’s prospectus dated March 1, 2021, the expense ratios were 0.43% (Net) and 0.65% (Gross) (Retirement Class); 0.51% (Net) and 0.73% (Gross) (Institutional Class); and 0.76% (Net) and 0.98% (Gross) (Administrative Class). The net expense ratios reflect a contractual management fee waiver and an expense limitation agreement (excluding interest expense) effective through 02/28/2022. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.
•
Exposure to high yield corporate credit contributed to performance as the sector outperformed like-duration U.S. Treasuries on the back of a rally in risk assets.
The following strategies were negative or neutral for returns:
•
Local rate exposure in select emerging market countries detracted from performance, particularly rate exposure in Brazil and Peru.
1
Retirement Class shares commenced operations on June 1, 2018. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to June 1, 2018 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.

Over the secular horizon, we believe the global economy will likely experience more uncertain, volatile and divergent growth and inflation than in the New Normal decade leading up to the pandemic.
In our view, three broad trends should drive major secular transformations: the transition to green energy, the faster adoption of new technologies and an increasing tendency to share gains more widely.
We believe returns across asset classes will likely be lower and more volatile over the secular horizon given starting valuations today and the outlook for disruption, division and divergence. Nevertheless, active investors capable of navigating change should find good alpha opportunities.
Although we see up-side risks to interest rates over the short-term as economies continue to recover, over the secular horizon we believe rates to remain relatively range-bound, enabling lower but positive returns for core bond allocations. We remain generally constructive on equities, but we expect to see substantial differentiation across regions and sectors. In addition, we expect to see attractive return potential in private credit and real estate as a result of the COVID-19 crisis, and we will look to pursue these opportunities.
With respect to portfolio strategy:
•
We are underweight headline duration, reflecting a modest underweight in the U.S along with hedges in select regions such as the U.K. and Japan.
•
We have moderated our curve steepening bias tactically given market moves and the steepening that has occurred since Q3 2020.
•
We remain underweight to investment-grade corporate credit–mindful of the less attractive risk and reward dynamics–though continue to have a bias toward liquid / high quality names while de-emphasizing generic corporate credit exposure.
•
Currency exposure remains low, mainly emphasizing a basket of emerging markets currencies. We will remain tactical overall and continue to seek overshoots/undershoots with better risk/reward properties.

Harbor Bond Fund
Manager’s Commentary—Continued

This report contains the current opinions of Pacific Investment Management Company LLC (PIMCO) as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved. Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. As interest rates rise, the values of fixed income securities held by the Fund are likely to decrease and reduce the value of the Fund’s portfolio. The use of derivative instruments may add additional risk. There may be a greater risk that the Fund could lose money due to prepayment and extension risks because the Fund invests heavily at times in mortgage-related and/or asset backed securities. The Fund may engage in active and frequent trading to achieve its principal investment strategies. Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions.The Fund may engage in active and frequent trading to achieve its principal investment strategies. References to securities that are backed by the full faith and credit of the U.S. Government do not apply to the shares of the Fund.  For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Bond Fund
Portfolio of Investments—October 31, 2021

Investment Allocation (% of investments) - Unaudited
(Excludes short-term investments and derivative positions)

Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands
ASSET-BACKED SECURITIES—11.6%
Principal Amount		Value
	Air Canada Pass-Through Trust
	Series 2017-1AA Cl. PTT
$3,555	3.300%—07/15/2031[1]	$3,636
	Aircastle Ltd.
6,200	2.850%—01/26/2028[1]	6,247
	Alaska Airlines Pass-Through Trust
	Series 2020-TR Cl. EETC
3,318	4.800%—02/15/2029[1]	3,691
	American Airlines Pass-Through Trust
	Series 15-2 Cl. AA
1,545	3.600%—03/22/2029	1,604
	AMMC CLO 20 Ltd.[2]
	Series 2017-20A Cl. AR
4,046	0.992% (3 Month USD LIBOR + 0.870) 04/17/2029[1,3]	4,050
	AMMC CLO XII Ltd.[2]
	Series 2013-12A Cl. AR2
4,200	1.078% (3 Month USD LIBOR + 0.950) 11/10/2030[1,3]	4,200
	Anchorage Capital CLO 11 Ltd.[2]
	Series 2019-11A Cl. AR
4,000	1.268% (3 Month USD LIBOR + 1.140) 07/22/2032[1,3]	4,000
	Anchorage Capital CLO Ltd.[2]
	Series 2020-16A Cl. A
4,100	1.532% (3 Month USD LIBOR + 1.400) 10/20/2031[1,3]	4,105
	Apidos CLO XXVI[2]
	Series 2017-26A Cl. A1AR
4,000	1.022% (3 Month USD LIBOR + 0.900) 07/18/2029[1,3]	4,001
	Ares LII CLO Ltd.[2]
	Series 2019-52A Cl. A1R
4,000	1.178% (3 Month USD LIBOR + 1.050) 04/22/2031[1,3]	4,003
	Argent Securities Inc.
	Series 2006-W4 Cl. A2C
5,850	0.409% (1 Month USD LIBOR + 0.320) 05/25/2036[3]	2,106
	Series 2004-W11 Cl. M3
939	1.214% (1 Month USD LIBOR + 1.125) 11/25/2034[3]	946
		3,052
ASSET-BACKED SECURITIES—Continued
Principal Amount			Value
		Asset Backed Securities Corp. Home Equity Loan Trust
		Series 2003-HE4 Cl. M1
	$4,000	1.335% (1 Month USD LIBOR + 1.245) 08/15/2033[3]	$4,040
		Birch Grove CLO Ltd.[2]
		Series 19-AR
	4,000	1.246% (3 Month USD LIBOR + 1.130) 06/15/2031[1,3]	4,005
		BlueMountain Fuji EUR CLO III DAC[2]
		Series 3A Cl. A1R
EUR	3,400	0.720% (3 Month EUR LIBOR + 0.720) 01/15/2031[1,3]	3,920
		Carlyle Global Market Strategies CLO Ltd.[2]
		Series 2013-1A Cl. A1
	$4,300	1.075% (3 Month USD LIBOR + 0.950) 08/14/2030[1,3]	4,295
		Carlyle US CLO 2017-1 Ltd.[2]
		Series 2017-1A Cl. A1R
	4,000	1.132% (3 Month USD LIBOR + 1.000) 04/20/2031[1,3]	4,000
		Catamaran CLO Ltd.[2]
		Series 2014-1A Cl. A1
	4,974	1.228% (3 Month USD LIBOR + 1.100) 04/22/2030[1,3]	4,981
		Countrywide Asset-Backed Certificates
		Series 2006-21 Cl. 2A3
	89	0.239% (1 Month USD LIBOR + 0.150) 05/25/2037[3]	89
		Series 2006-ABC1 Cl. A3
	4,335	0.569% (1 Month USD LIBOR + 0.480) 05/25/2036[3]	3,918
		Series 2006-2 Cl. M1
	738	0.689% (1 Month USD LIBOR + 0.600) 06/25/2036[3]	734
			4,741
		Crestline Denali CLO XV Ltd.[2]
		Series 2017-1A Cl. AR
	4,000	1.162% (3 Month USD LIBOR + 1.030) 04/20/2030[1,3]	4,001
		DAE Funding LLC
	5,200	1.625%—02/15/2024[1]	5,176

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands
ASSET-BACKED SECURITIES—Continued
Principal Amount			Value
		Dryden CLO DAC[2]
		Series 2017-52A Cl. AR
EUR	3,000	0.860% (3 Month EUR LIBOR + 0.860) 05/15/2034[1,3]	$3,464
		Evergreen Credit Card Trust
		Series 2019-2 Cl. A
	$6,000	1.900%—09/16/2024[1]	6,085
		Exantas Capital Corp.
		Series 2020-RSO9 Cl. A
	251	2.664% (30 Day Average SOFR + 2.614) 04/17/2037[1,3]	252
		First Franklin Mortgage Loan Trust
		Series 2006-FF14 Cl. A6
	8,000	0.399% (1 Month USD LIBOR + 0.310) 10/25/2036[3]	7,113
		GSAA Home Equity Trust
		Series 2006-20 Cl. 1A2
	3,483	0.449% (1 Month USD LIBOR + 0.360) 12/25/2046[3]	1,361
		Series 2007-9 Cl. A1A
	517	6.000%—08/25/2047	504
			1,865
		GSAMP Trust
		Series 2007-FM1 Cl. 2A2
	98	0.159% (1 Month USD LIBOR + 0.070) 12/25/2036[3]	61
		HSI Asset Securitization Corp. Trust
		Series 2006-HE2 Cl. 2A3
	4,583	0.429% (1 Month USD LIBOR + 0.340) 12/25/2036[3]	1,794
		IXIS Real Estate Capital Trust
		Series 2005-HE1 Cl. M4
	1,244	1.139% (1 Month USD LIBOR + 1.050) 06/25/2035[3]	1,248
		JPMorgan Mortgage Acquisition Corp.
		Series 2006-ACC1 Cl. M1
	203	0.494% (1 Month USD LIBOR + 0.405) 05/25/2036[3]	203
		Series 2006-HE1 Cl. A4
	816	0.669% (1 Month USD LIBOR + 0.580) 01/25/2036[3]	818
		Series 2007-HE1 Cl. AF3
	765	4.214%—05/25/2035[4]	632
			1,653
		KKR Financial CLO Ltd.[2]
		Series 18-AR
	4,000	1.062% (3 Month USD LIBOR + 0.940) 07/18/2030[1,3]	4,000
		LoanCore Ltd.
		Series 2018-CRE1 Cl. A
	1,471	1.220% (1 Month USD LIBOR + 1.130) 05/15/2028[1,3]	1,471
		MASTR Asset Backed Securities Trust
		Series 2006-HE2 Cl. A4
	4,602	0.569% (1 Month USD LIBOR + 0.480) 06/25/2036[3]	2,517
		MF1 Multi Family Housing Mortgage Trust
		Series 2020-FL4 Cl. A
	5,100	1.864% (30-Day Average SOFR + 1.814) 11/15/2035[1,3]	5,129
		Mid-State Capital Corp Trust
		Series 2004-1 Cl. A
	516	6.005%—08/15/2037	541
ASSET-BACKED SECURITIES—Continued
Principal Amount		Value
	Morgan Stanley Capital Inc.
	Series 2007-HE1 Cl. A2C
$1,771	0.239% (1 Month USD LIBOR + 0.150) 11/25/2036[3]	$1,309
	Series 2007-HE6 Cl. A3
3,603	0.269% (1 Month USD LIBOR + 0.180) 05/25/2037[3]	3,333
		4,642
	Nassau Ltd.
	Series 2020-1A Cl. A1
3,000	2.282% (3 Month USD LIBOR + 2.150) 07/20/2029[1,3]	3,008
	Option One Mortgage Loan Trust
	Series 2007-6 Cl. 2A4
3,611	0.339% (1 Month USD LIBOR + 0.250) 07/25/2037[3]	3,179
	Palmer Square Loan Funding Ltd.
	Series 2021-4A Cl. A1
4,000	0.925% (3 Month USD LIBOR + 0.800) 10/15/2029[1,3]	4,000
	Park Place Securities Inc.
	Series 2005-WCW3 Cl. M1
1,658	0.809% (1 Month USD LIBOR + 0.720) 08/25/2035[3]	1,687
	People's Financial Realty Mortgage Securities Trust
	Series 2006-1 Cl. 1A2
4,476	0.219% (1 Month USD LIBOR + 0.130) 09/25/2036[3]	1,291
	RAMP Trust
	Series 2004-RS8 Cl. MII1
97	0.989% (1 Month USD LIBOR + 0.600) 08/25/2034[3]	97
	Santander Drive Auto Receivables Trust
	Series 2020-2 Cl. A3
326	0.670%—04/15/2024	326
	Saxon Asset Securities Trust
	Series 2006-3 Cl. A3
2,935	0.259% (1 Month USD LIBOR + 0.170) 10/25/2046[3]	2,902
	Securitized Asset Backed Receivables LLC Trust
	Series 2005-FR5 Cl. M1
5,735	0.749% (1 Month USD LIBOR + 0.660) 08/25/2035[3]	4,830
	Small Business Administration Participation Certificates
	Series 2003-20I Cl. 1
11	5.130%—09/01/2023	12
	Series 2009-20A Cl. 1
1,013	5.720%—01/01/2029	1,103
	Series 2008-20H Cl. 1
1,817	6.020%—08/01/2028	2,000
		3,115
	Sound Point CLO XII Ltd.[2]
	Series 2016-2A Cl. AR2
4,993	1.182% (3 Month USD LIBOR + 1.050) 10/20/2028[1,3]	4,999
	Specialty Underwriting & Residential Finance Trust
	Series 2006-BC4 Cl. A2B
2,547	0.309% (1 Month USD LIBOR + 0.220) 09/25/2037[3]	1,289

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands
ASSET-BACKED SECURITIES—Continued
Principal Amount			Value
		Structured Asset Securities Co.
		Series 2007-MN1A Cl. A1
	$17,810	0.319% (1 Month USD LIBOR + 0.230) 01/25/2037[1,3]	$13,051
		TPG Real Estate Finance Trust
		Series 2019-Fl3 Cl. A
	5,000	1.314% (30 Day Average SOFR + 1.264) 10/15/2034[1,3]	4,998
		Venture XXVI CLO Ltd.[2]
		Series 2017-26A Cl. AR
	6,200	1.232% (3 Month USD LIBOR + 1.100) 01/20/2029[1,3]	6,206
		Voya CLO Ltd.[2]
		Series 2016-4A Cl. ARR
	3,725	1.032% (3 Month USD LIBOR + 0.900) 07/20/2029[1,3]	3,724
TOTAL ASSET-BACKED SECURITIES
(Cost $179,655)			182,285

COLLATERALIZED MORTGAGE OBLIGATIONS—12.2%
		Adjustable Rate Mortgage Trust
		Series 2006-3 Cl. 4A2
	2,310	0.329% (1 Month USD LIBOR + 0.240) 08/25/2036[3]	1,104
		Alba plc
		Series 2007-1 Cl. A3
GBP	2,067	0.241% (3 Month GBP LIBOR + 0.170) 03/17/2039[3]	2,745
		Arbor Multifamily Mortgage Trust
		Series 2020-MF1 Cl. A5
	$2,900	2.756%—05/15/2053[1]	3,037
		Banc of America Alternative Loan Trust
		Series 2006 -7 Cl. A3
	7,335	5.913%—10/25/2036[3]	3,121
		Banc of America Funding Corp.
		Series 2007-C Cl. 7A5
	578	0.686% (1 Month USD LIBOR + 0.600) 05/20/2047[3]	587
		BCAP LLC Trust
		Series 2007-AA2 Cl. 12A1
	3,937	0.509% (1 Month USD LIBOR + 0.420) 05/25/2047[3]	3,834
		Series 2011-RR5 Cl. 12A1
	270	4.790%—03/26/2037[1,4]	281
		Series 2011-RR4 Cl. 8A1
	1,300	5.250%—02/26/2036[1,3]	792
			4,907
		Bear Stearns Adjustable Rate Mortgage Trust
		Series 2000-2 Cl. A1
	13	2.780%—11/25/2030[3]	13
		Series 2004-1 Cl. 12A5
	190	2.800%—04/25/2034[3]	192
		Series 2006-4 Cl. 1A1
	147	2.808%—10/25/2036[3]	145
		Series 2004-10 Cl. 12A3
	16	2.829%—01/25/2035[3]	16
			366
		Benchmark Mortgage Trust
		Series 2019-B9 Cl. A5
	5,200	4.016%—03/15/2052	5,873
COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount			Value
		Chase Mortgage Finance Corp Trust
		Series 2006-A1 Cl. 4A1
	$895	2.723%—09/25/2036[3]	$ 811
		Citigroup Commercial Mortgage Trust
		Series 2015-GC33 Cl. A4
	4,900	3.778%—09/10/2058	5,293
		Citigroup Mortgage Loan Trust
		Series 2007-10 Cl.2A
	2,485	3.158%—09/25/2037[3]	2,439
		COMM Mortgage Trust
		Series 2016-787S Cl. A
	5,400	3.545%—02/10/2036[1]	5,759
		Countrywide Alternative Loan Trust
		Series 2006-6BC Cl. 1A2
	2,078	0.489% (1 Month USD LIBOR + 0.400) 05/25/2036[3]	1,686
		Series 2005-84 Cl. 1A1
	1,186	2.206%—02/25/2036[3]	1,092
		Series 2005-20CB Cl. 2A5
	1,504	5.500%—07/25/2035	1,277
		Series 2006-36T2 Cl. 1A4
	1,024	5.750%—12/25/2036	644
		Series 2006-1R Cl.2A3
	3,104	6.000%—08/25/2037	2,218
			6,917
		Countrywide Home Loan Mortgage Pass Through Trust
		Series 2007-HY5 Cl. 1A1
	496	3.404%—09/25/2047[3]	473
		Credit Suisse First Boston Mortgage Securities Corp.
		Series 2006-C2 Cl. A3
	248	6.000%—11/25/2035	206
		DC Office Trust
		Series 2019-MTC Cl. A
	4,900	2.965%—09/15/2045[1]	5,176
		Deutsche Alt-A Securities Inc. Mortgage Loan Trust
		Series 2007-AR2 Cl. A1
	3,273	0.389% (1 Month USD LIBOR + 0.300) 03/25/2037[3]	3,316
		DSLA Mortgage Loan Trust
		Series 2006-AR1 Cl. 1A1A
	1,129	1.007% (Fed 12 Month Treasury Average Constant Maturity Treasury + 0.920) 3/19/2046[3]	1,006
		Eurohome UK Mortgages plc
		Series 2007-1 Cl. A
GBP	1,561	0.220% (3 Month GBP LIBOR + 0.150) 06/15/2044[3]	2,094
		First Horizon Asset Securities Inc.
		Series 2005-AR6 Cl. 4A1
	$262	2.683%—02/25/2036[3]	247
		First Nationwide Trust
		Series 2001-3 Cl. 1A1
	—	6.750%—08/21/2031	—
		GSMPS Mortgage Loan Trust
		Series 2006-RP2 Cl. 1AF1
	3,771	0.489% (1 Month USD LIBOR + 0.400) 04/25/2036[1,3]	3,295
		GSR Mortgage Loan Trust
		Series 2005-AR3 Cl. 3A1
	248	2.559%—05/25/2035[3]	204

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands
COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount			Value
		Series 2005-AR7 Cl. 6A1
	$136	2.611%—11/25/2035[3]	$139
			343
		HarborView Mortgage Loan Trust
		Series 2004-8 Cl. 2A3
	408	0.900% (1 Month USD LIBOR + 0.820) 11/19/2034[3]	369
		Hawksmoor Mortgages
		Series 2019-1A Cl. A
GBP	18,897	1.100% (3 Month SONIA + 1.050) 05/25/2053[1,3]	25,959
		HomeBanc Mortgage Trust
		Series 2006-H2 Cl. A2
	$1,061	0.449% (1 Month USD LIBOR + 0.360) 12/25/2036[3]	1,064
		IndyMac ARM Trust
		Series 2001-H2 Cl. A2
	2	1.544%—01/25/2032[3]	2
		IndyMac IMSC Mortgage Loan Trust
		Series 2007-F2 Cl. 2A1
	2,913	6.500%—07/25/2037	1,472
		IndyMac INDX Mortgage Loan Trust
		Series 2007-AR13 Cl. 4A1
	11,408	2.824%—07/25/2037[3]	9,409
		Series 2005-AR31 Cl. 1A1
	804	3.031%—01/25/2036[3]	806
			10,215
		JP Morgan Mortgage Trust
		Series 2006-A6 Cl. 1A4L
	1,192	3.110%—10/25/2036[3]	1,020
		Series 2006-S1 Cl. 3A1
	159	5.500%—04/25/2036	163
			1,183
		JPMDB Commercial Mortgage Securities Trust
		Series 2016-C2 Cl. A4
	4,225	3.144%—06/15/2049	4,477
		Manhattan West
		Series 2020-1MW Cl. A
	4,900	2.130%—09/10/2039[1]	4,967
		Mansard Mortgages plc
		Series 2007-2X Cl. A1
GBP	773	0.720% (3 Month GBP LIBOR + 0.650) 12/15/2049[3]	1,050
		Merrill Lynch Alternative Note Asset Trust
		Series 2007-F1 Cl. 2A6
	$452	6.000%—03/25/2037	266
		MetLife Securitization Trust
		Series 2018-1A Cl. A
	2,861	3.750%—03/25/2057[1,3]	2,970
		Morgan Stanley Bank of America Merrill Lynch Trust
		Series 2015-C22 Cl. ASB
	4,337	3.040%—04/15/2048	4,466
		Onslow Bay Financial LLC
		Series 2018-1 Cl. A2
	3,489	0.739% (1 Month USD LIBOR + 0.650) 06/25/2057[1,3]	3,500
		Ready Capital Mortgage Financing LLC
		Series 2020-FL4 Cl. A
	5,617	2.239% (1 Month USD LIBOR + 2.150) 02/25/2035[1,3]	5,637
		Residential Accredit Loans Inc.
		Series 2007-QS4 Cl. 3A9
	2,289	6.000%—03/25/2037	2,240
COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount			Value
		Residential Asset Securitization Trust
		Series 2007-A8 Cl. 2A1
	$17,785	6.250%—08/25/2037	$6,891
		Residential Funding Mortgage Securities I
		Series 2007-SA1 Cl. 2A2
	173	3.918%—02/25/2037[3]	139
		Series 2006-SA1 Cl. 2A1
	146	4.905%—02/25/2036[3]	133
			272
		Ripon Mortgages plc
		Series 1A Cl. A1
GBP	5,427	0.868% (3 Month GBP LIBOR + 0.800) 08/20/2056[1,3]	7,437
		RMAC Securities plc
		Series 2006-NS4X Cl. A3A
	1,375	0.237% (3 Month GBP LIBOR + 0.170) 06/12/2044[3]	1,831
		Structured Adjustable Rate Mortgage Loan Trust
		Series 2007-1 Cl. 1A1
	$1,080	0.389% (1 Month USD LIBOR + 0.300) 02/25/2037[3]	1,104
		Series 2005-21A Cl. 3A1
	288	2.728%—04/25/2035[3]	290
			1,394
		Structured Asset Mortgage Investments Inc.
		Series 2005-AR5 Cl. A2
	210	0.580% (1 Month USD LIBOR + 0.500) 07/19/2035[3]	205
		Suntrust Adjustable Rate Mortgage Loan Trust
		Series 2007-S1 Cl. 1A
	297	2.390%—01/25/2037[3]	259
		Towd Point Mortgage Funding plc
		Series 2019-A13A Cl. A1
GBP	13,962	0.950% (3 Month SONIA + 0.900) 07/20/2045[1,3]	19,170
		Series 2020-14X Cl.A
	5,016	0.950% (3 Month SONIA + 0.900) 05/20/2045[3]	6,886
		Series 2019-GR4A Cl. A1
	4,235	1.097% (3 Month GBP LIBOR + 1.025) 10/20/2051[1,3]	5,833
			31,889
		Washington Mutual Mortgage Pass Through Certificates Trust
		Series 2005-AR6 Cl. 2A1A
	$214	0.549% (1 Month USD LIBOR + 0.460) 04/25/2045[3]	213
		Series 2005-AR13 Cl. A1A1
	104	0.669% (1 Month USD LIBOR + 0.580) 10/25/2045[3]	104
		Series 2006-AR11 Cl. 3A1A
	1,156	1.007% (Fed 12 Month Treasury Average Constant Maturity Treasury + 0.920) 09/25/2046[3]	1,152
		Series 2006-AR8 Cl. 1A4
	1,757	2.833%—08/25/2046[3]	1,763
			3,232

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands
COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount			Value
		Wells Fargo Commercial Mortgage Trust
		Series 2018-C48
	$7,117	4.302%—01/15/2052	$8,147
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $183,078)			190,509

CORPORATE BONDS & NOTES—37.0%
AEROSPACE & DEFENSE—0.4%
		Boeing Co.
	6,100	1.950%—02/01/2024	6,213
AIRLINES—0.3%
		Jetblue Airways Corp.
	4,353	4.000%—05/15/2034	4,792
AUTOMOBILES—3.1%
		Ford Motor Credit Co. LLC
	4,000	3.375%—11/13/2025	4,115
	3,900	3.810%—01/09/2024	4,041
	2,900	4.375%—08/06/2023	3,020
			11,176
		Ford Motor Credit Co. LLC MTN[5]
EUR	5,700	1.744%—07/19/2024	6,705
		Hyundai Capital America MTN[5]
	$5,200	0.800%—01/08/2024[1]	5,161
		Nissan Motor Acceptance Corp.
	1,900	3.875%—09/21/2023[1]	1,994
		Nissan Motor Acceptance Corp. MTN[5]
	4,200	1.125%—09/16/2024[1]	4,168
		Nissan Motor Co. Ltd.
	2,700	3.522%—09/17/2025[1]	2,841
	3,900	4.810%—09/17/2030[1]	4,338
			7,179
		Volkswagen Group of America Finance LLC
	4,700	3.350%—05/13/2025[1]	4,982
	4,800	4.750%—11/13/2028[1]	5,591
			10,573
		Volkswagen International Finance NV
EUR	1,800	0.997% (3 Month EUR LIBOR + 1.550) 11/16/2024[3]	2,158
			49,114
BANKS—7.6%
		Banco Bilbao Vizcaya Argentaria SA
	$1,600	0.875%—09/18/2023	1,603
	1,500	1.125%—09/18/2025	1,474
			3,077
		Banco Espirito Santo SA MTN[5]
EUR	3,500	0.000%—01/15/2049*	708
		Banco Santander SA
	900	6.750%—04/25/2022[6,7]	1,070
		Bank of America Corp. MTN[5]
	$4,800	0.981%—09/25/2025[7]	4,772
		Banque Federative du Credit Mutuel SA
	6,300	3.750%—07/20/2023[1]	6,632
		Barclays plc
	4,200	3.684%—01/10/2023	4,225
CORPORATE BONDS & NOTES—Continued
Principal Amount			Value
BANKS—Continued
	$3,700	4.610%—02/15/2023[7]	$3,743
	4,400	7.875%—03/15/2022[6,7]	4,499
			12,467
		Barclays plc MTN[5]
GBP	4,000	3.250%—02/12/2027	5,799
		BBVA USA
	$2,900	2.500%—08/27/2024	3,018
		Citigroup Inc.
	4,700	2.572%—06/03/2031[7]	4,742
		Deutsche Bank AG/New York
	5,500	3.300%—11/16/2022	5,648
	4,500	3.961%—11/26/2025[7]	4,814
			10,462
		Deutsche Bank AG/New York[5]
GBP	2,700	2.625%—12/16/2024	3,783
		Deutsche Bank AG/New York MTN[5]
EUR	3,200	1.750%—01/17/2028	3,877
		Intesa Sanpaolo SpA
	$2,800	4.000%—09/23/2029[1]	3,031
		JPMorgan Chase & Co.
	4,000	1.470%—09/22/2027	3,929
		Lloyds Banking Group plc
	6,000	2.858%—03/17/2023[7]	6,052
		Lloyds Banking Group plc MTN[5]
EUR	1,500	3.500%—04/01/2026[7]	1,923
		Mitsubishi UFJ Financial Group Inc.
	$5,800	1.412%—07/17/2025	5,790
		Mizuho Financial Group Inc.
	5,100	0.849%—09/08/2024[7]	5,100
	4,900	2.555%—09/13/2025[7]	5,085
			10,185
		NatWest Group PLC
	700	1.595% (3 Month USD LIBOR + 1.470) 05/15/2023[3]	705
	200	4.519%—06/25/2024[7]	212
	200	4.892%—05/18/2029[7]	230
			1,147
		NatWest Group PLC MTN[5]
EUR	600	2.000%—03/04/2025[7]	724
		Nordea Bank Abp
	$2,500	3.750%—08/30/2023[1]	2,637
		Societe Generale SA MTN[5]
	4,100	4.250%—09/14/2023[1]	4,355
		Sumitomo Mitsui Financial Group Inc.
	5,000	1.474%—07/08/2025	5,003
		UniCredit SpA MTN[5]
	3,900	6.572%—01/14/2022[1]	3,944
	5,600	7.830%—12/04/2023[1]	6,356
			10,300
		Wells Fargo & Co. MTN[5]
EUR	3,300	1.741%—05/04/2030[7]	4,026
			119,509
BEVERAGES—0.9%
		Anheuser-Busch InBev Worldwide Inc.
	$5,100	4.500%—06/01/2050	6,326
		Bacardi Ltd.
	4,700	4.450%—05/15/2025[1]	5,138

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
BEVERAGES—Continued
	Constellation Brands Inc.
$2,600	3.700%—12/06/2026	$2,845
		14,309
BUILDING PRODUCTS—0.8%
	CRH America Finance Inc.
3,200	3.950%—04/04/2028[1]	3,565
3,200	4.500%—04/04/2048[1]	3,999
		7,564
	Fortune Brands Home & Security Inc.
4,700	3.250%—09/15/2029	5,055
	Owens Corning
300	4.200%—12/01/2024	325
		12,944
CAPITAL MARKETS—2.0%
	BGC Partners Inc.
6,300	5.375%—07/24/2023	6,709
	Block Financial LLC Co.
3,600	3.875%—08/15/2030	3,839
	Credit Agricole SA MTN[5]
4,900	3.750%—04/24/2023[1]	5,123
	Credit Suisse Group AG
5,100	2.997%—12/14/2023[1,7]	5,219
4,900	3.750%—03/26/2025	5,247
3,400	7.500%—07/17/2023[6,7]	3,623
		14,089
	UBS Group AG
2,200	2.859%—08/15/2023[1,7]	2,239
		31,999
CHEMICALS—0.2%
	International Flavors & Fragrances Inc.
3,700	3.200%—05/01/2023	3,814
COMMERCIAL SERVICES & SUPPLIES—0.3%
	Sitka Holdings LLC
4,000	5.250% (3 Month USD LIBOR + 4.500) 07/06/2026[1,3]	4,070
CONSUMER FINANCE—0.6%
	Daimler Finance North America LLC
5,300	3.700%—05/04/2023[1]	5,542
	Springleaf Finance Corp.
2,800	6.875%—03/15/2025	3,129
		8,671
DIVERSIFIED FINANCIAL SERVICES—1.5%
	Cantor Fitzgerald LP
5,400	6.500%—06/17/2022[1]	5,590
	Imperial Brands Finance plc
2,100	3.500%—02/11/2023[1]	2,155
5,600	3.875%—07/26/2029[1]	5,983
		8,138
	Intercontinental Exchange
3,600	1.850%—09/15/2032	3,380
	Rio Oil Finance Trust
958	9.250%—07/06/2024[1]	1,051
4,645	9.750%—01/06/2027[1]	5,447
		6,498
		23,606
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
DIVERSIFIED TELECOMMUNICATION SERVICES—0.9%
	AT&T Inc.
$4,900	1.650%—02/01/2028	$4,782
	British Telecommunications plc
1,300	4.500%—12/04/2023	1,393
	Verizon Communications Inc.
7,271	2.355%—03/15/2032[1]	7,168
		13,343
ELECTRIC UTILITIES—2.5%
	Azure Power Energy Ltd.
4,000	3.575%—08/19/2026[1]	4,036
	Exelon Corp.
3,100	4.050%—04/15/2030	3,492
	FirstEnergy Corp.
1,100	3.350%—07/15/2022	1,110
	Greenko Solar Mauritius Ltd.
4,900	5.550%—01/29/2025[1]	5,010
	Jersey Central Power & Light Co.
900	4.300%—01/15/2026[1]	983
1,600	4.700%—04/01/2024[1]	1,718
		2,701
	Nextera Energy Capital Holdings Inc.
6,000	2.250%—06/01/2030	5,998
	Pacific Gas & Electric Co.
5,100	1.500% (3 Month USD LIBOR + 1.375) 11/15/2021[3]	5,101
2,900	3.150%—01/01/2026	2,987
300	3.300%—12/01/2027	307
1,700	3.400%—08/15/2024	1,760
2,000	3.450%—07/01/2025	2,086
1,800	3.500%—06/15/2025	1,886
1,500	4.250%—08/01/2023	1,563
600	4.550%—07/01/2030	654
		16,344
		38,691
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.1%
	Arrow Electronics Inc.
2,100	3.500%—04/01/2022	2,116
ENTERTAINMENT—0.3%
	Walt Disney Co.
3,900	2.650%—01/13/2031	4,056
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—4.0%
	Agree LP Co.
1,400	2.900%—10/01/2030	1,440
	Alexandria Real Estate Equities Inc.
2,100	2.750%—12/15/2029	2,177
	American Tower Corp.
5,000	2.750%—01/15/2027	5,198
	Boston Properties LP
4,905	2.750%—10/01/2026	5,129
	Brandywine Operating Partnership LP
5,000	4.100%—10/01/2024	5,345
	CBL & Associates Properties Inc.
305	7.000%—11/1/2028	305
	Crown Castle International Corp.
4,000	3.700%—06/15/2026	4,322
	Digital Realty Trust LP
5,500	4.450%—07/15/2028	6,260

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—Continued
	EPR Properties
$1,900	4.500%—06/01/2027	$2,045
600	4.950%—04/15/2028	657
		2,702
	Equinix Inc.
5,000	1.000%—09/15/2025	4,903
	GLP Capital LP / GLP Financing II Inc.
4,500	4.000%—01/15/2030	4,779
	Highwoods Realty LP
2,500	2.600%—02/01/2031	2,508
	OMEGA Healthcare Investors Inc.
309	4.375%—08/01/2023	326
	Physicians Realty LP
1,400	3.950%—01/15/2028	1,544
	Scentre Group Trust
5,700	4.375%—05/28/2030[1]	6,533
	Service Properties Trust
4,800	4.350%—10/01/2024	4,843
	Spirit Realty LP
4,700	3.400%—01/15/2030	4,945
		63,259
FOOD & STAPLES RETAILING—0.3%
	7-Eleven Inc.
5,200	1.800%—02/10/2031[1]	4,939
	CVS Pass-Through Trust
445	6.943%—01/10/2030	534
		5,473
HEALTH CARE EQUIPMENT & SUPPLIES—0.4%
	Boston Scientific Corp.
5,700	2.650%—06/01/2030	5,849
HEALTH CARE PROVIDERS & SERVICES—0.6%
	CVS Health Corp.
3,900	4.125%—04/01/2040	4,479
	HCA Inc.
4,000	5.375%—09/01/2026	4,560
100	5.875%—02/01/2029	119
		4,679
		9,158
HOTELS, RESTAURANTS & LEISURE—0.9%
	Expedia Group Inc.
3,450	6.250%—05/01/2025[1]	3,942
	Marriott International Inc.
5,000	3.500%—10/15/2032	5,292
	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
5,200	4.250%—05/30/2023[1]	5,232
		14,466
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS—0.5%
	ENEL Finance International NV
4,100	1.875%—07/12/2028[1]	4,025
4,100	2.250%—07/12/2031[1]	4,017
		8,042
INDUSTRIAL CONGLOMERATES—0.2%
	Textron Inc.
3,800	2.450%—03/15/2031	3,784
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
INSURANCE—0.7%
	AIA Group Ltd.
$2,700	3.375%—04/07/2030[1]	$2,915
	Allstate Corp.
4,300	1.450%—12/15/2030	4,093
	American International Group
3,800	2.500%—06/30/2025	3,949
		10,957
IT SERVICES—0.6%
	Amdocs Ltd.
3,600	2.538%—06/15/2030	3,597
	Paypal Holdings Inc.
5,000	2.850%—10/01/2029	5,284
		8,881
MEDIA—0.3%
	Charter Communications Operating LLC
4,800	4.464%—07/23/2022	4,898
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITs)—0.1%
	ERP Operating LP
2,100	3.375%—06/01/2025	2,237
OIL, GAS & CONSUMABLE FUELS—1.4%
	EQM Midstream Partners LP
522	4.750%—07/15/2023	550
	Equinor ASA
200	3.125%—04/06/2030	216
	MPLX LP
3,300	4.900%—04/15/2058	3,942
	Odebrecht Drilling Norbe VIII/IX Ltd.
3,650	7.350%—12/01/2026	2,087
9	7.350%—12/01/2026[1]	5
		2,092
	Odebrecht Offshore Drilling Finance Ltd.
273	6.720%—12/01/2022	271
3,842	7.720%—12/01/2026	962
		1,233
	Odebrecht Oil & Gas Finance Ltd.
2,183	0.000%—12/06/2021[1,6,8]	27
	Rio Oil Finance Trust
1,459	9.250%—07/06/2024	1,600
	Sabine Pass Liquefaction LLC
900	4.200%—03/15/2028	998
5,100	4.500%—05/15/2030	5,815
		6,813
	Shell International Finance BV
5,200	2.750%—04/06/2030	5,484
		21,957
PHARMACEUTICALS—1.7%
	Abbvie Inc.
4,900	2.600%—11/21/2024	5,104
1,000	3.200%—11/06/2022	1,022
		6,126
	Bayer US Finance II LLC
6,300	3.875%—12/15/2023[1]	6,654
2,800	4.250%—12/15/2025[1]	3,071
		9,725

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands
CORPORATE BONDS & NOTES—Continued
Principal Amount			Value
PHARMACEUTICALS—Continued
		Mylan NV
EUR	5,100	2.250%—11/22/2024	$6,241
		Takeda Pharmaceutical Co. Ltd.
	$1,500	2.050%—03/31/2030	1,468
		Teva Pharmaceutical Finance Netherlands III BV
	3,000	6.750%—03/01/2028[9]	3,289
			26,849
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.3%
		Tesco Property Finance 5 plc
GBP	2,245	5.661%—10/13/2041	4,052
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.3%
		Broadcom Inc.
	$6,904	3.137%—11/15/2035[1]	6,793
	3,700	3.419%—04/15/2033[1]	3,824
	4,003	3.469%—04/15/2034[1]	4,133
			14,750
		NXP BV / NXP Funding LLC / NXP USA Inc.
	4,600	3.875%—06/18/2026[1]	5,013
			19,763
SOFTWARE—0.5%
		Oracle Corp.
	400	2.950%—04/01/2030	415
	3,500	3.600%—04/01/2040	3,653
			4,068
		VMware Inc.
	3,600	4.650%—05/15/2027	4,082
			8,150
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—0.6%
		Dell International LLC / EMC Corp.
	2,400	5.450%—06/15/2023	2,556
	800	5.850%—07/15/2025	920
	3,300	6.020%—06/15/2026	3,890
			7,366
		NetApp Inc.
	1,500	1.875%—06/22/2025	1,527
			8,893
TRADING COMPANIES & DISTRIBUTORS—0.4%
		AerCap Ireland Capital DAC / AerCap Global Aviation Trust
	403	3.500%—05/26/2022	409
		Aviation Capital Group LLC
	5,300	4.125%—08/01/2025[1]	5,665
			6,074
TRANSPORTATION INFRASTRUCTURE—0.1%
		Central Nippon Expressway Co. Ltd.
	1,150	2.849%—03/03/2022	1,159
WATER UTILITIES—0.3%
		Essential Utilities Inc.
	4,100	2.400%—05/01/2031	4,080
WIRELESS TELECOMMUNICATION SERVICES—0.3%
		Sprint Communications Inc.
	800	6.000%—11/15/2022	840
CORPORATE BONDS & NOTES—Continued
Principal Amount			Value
WIRELESS TELECOMMUNICATION SERVICES—Continued
		T-Mobile USA Inc.
	$3,500	2.050%—02/15/2028	$3,473
			4,313
TOTAL CORPORATE BONDS & NOTES
(Cost $561,216)			579,541

FOREIGN GOVERNMENT OBLIGATIONS—8.9%
		Abu Dhabi Government International Bond[5]
	3,600	3.125%—04/16/2030[1]	3,886
		Bank of Israel Bill - Makam
ILS	52,500	0.000%—04/06/2022-10/07/2022[8]	16,588
		Israel Government International Bond
	$4,800	2.750%—07/03/2030	5,077
	4,600	3.875%—07/03/2050	5,266
			10,343
		Japan International Cooperation Agency
	6,900	2.750%—04/27/2027	7,367
		Letra Tesouro Nacional Bills
BRL	363,216	0.000%—04/01/2022-07/01/2022[8]	60,513
		Peruvian Government International Bond
	$5,600	2.783%—01/23/2031	5,598
PEN	8,600	5.940%—02/12/2029	2,227
	15,000	6.350%—08/12/2028	3,985
	5,600	8.200%—08/12/2026	1,596
			13,406
		Province of Ontario Canada
CAD	5,600	3.150%—06/02/2022	4,595
		Province of Quebec Canada
	3,800	3.500%—12/01/2022	3,159
	13,900	4.250%—12/01/2021	11,267
			14,426
		Provincia de Buenos Aires
ARS	310	37.896% (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.750) 04/12/2025[1,3]	2
		Qatar Government International Bond
	$5,500	3.375%—03/14/2024	5,814
	2,000	4.500%—01/20/2022	2,017
			7,831
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $148,106)			138,957

MORTGAGE PASS-THROUGH—21.0%
		Federal Home Loan Mortgage Corp.
	11	2.268% (U.S. Treasury Yield Curve Rate T Note 1 Year Constant Maturity Treasury + 2.250) 08/01/2035[3]	11
	1	2.368% (U.S. Treasury Yield Curve Rate T Note 1 Year Constant Maturity Treasury + 2.251) 06/01/2024[3]	1
	5,883	2.700%—08/01/2023	5,902
	398	3.500%—01/01/2026-02/01/2035	423
	1,194	4.000%—03/01/2025-04/01/2048	1,278
	182	4.500%—12/01/2040-09/01/2041	203

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands
MORTGAGE PASS-THROUGH—Continued
Principal Amount		Value
$545	5.500%—02/01/2038-07/01/2038	$ 638
2,032	6.000%—01/01/2029-05/01/2040	2,401
		10,857
	Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates
17,087	1.208%—08/25/2022[3]	128
	Federal Home Loan Mortgage Corp. REMIC[10]
3,997	0.446% (1 Month USD LIBOR + 0.700) 08/15/2040-10/15/2040[3]	4,015
7	0.540% (1 Month USD LIBOR + 0.450) 11/15/2030[3]	7
5	8.000%—08/15/2022	5
		4,027
	Federal Home Loan Mortgage Corp. Structured Pass Through Certificates
	Series T-63 Cl. 1A1
58	1.293% (Fed 12 Month Treasury Average Constant Maturity Treasury + 1.200) 02/25/2045[3]	58
	Series E3 Cl. A
15	3.794%—08/15/2032[3]	15
		73
	Federal National Mortgage Association
124	1.488% (Fed 12 Month Treasury Average Constant Maturity Treasury + 1.400) 10/01/2040[3]	126
277	1.943% (12 Month USD LIBOR + 1.693) 08/01/2035[3]	280
20	1.945% (12 Month USD LIBOR + 1.695) 05/01/2035[3]	20
317	2.090% (12 Month USD LIBOR + 1.715) 06/01/2035[3]	336
5,068	2.310%—08/01/2022	5,100
7	3.000%—12/01/2021-11/01/2025	7
4,608	3.500%—12/01/2025-05/01/2035	4,891
4,498	4.000%—09/01/2023-02/01/2048	4,812
3,599	4.500%—11/01/2022-10/01/2042	3,876
1,362	5.000%—10/01/2031-06/01/2044	1,528
14,202	5.500%—01/01/2025-09/01/2041	16,504
4,619	6.000%—07/01/2023-06/01/2040	5,379
		42,859
	Federal National Mortgage Association REMIC[10]
	Series 2015-38 Cl. DF
2,416	0.406% (1 Month USD LIBOR + 0.310) 06/25/2055[3]	2,426
	Series 2006-5 Cl. 3A2
32	1.946%—05/25/2035[3]	33
	Series 2020-M1 Cl. A2
4,400	2.444%—10/25/2029	4,661
	Series 2011-98 Cl. ZL
41,660	3.500%—10/25/2041	43,344
	Series 2003-25 Cl. KP
291	5.000%—04/25/2033	323
	Series 2003-W1 Cl. 1A1
117	5.226%—12/25/2042[3]	127
		50,914
	Federal National Mortgage Association TBA[11]
146,800	2.000%—11/16/2036-12/14/2050	147,359
20,400	2.500%—12/14/2050	20,904
12,900	3.500%—01/14/2049	13,626
		181,889
MORTGAGE PASS-THROUGH—Continued
Principal Amount		Value
	Government National Mortgage Association
$905	3.000%—11/15/2049	$ 940
1,947	5.000%—08/15/2033-06/15/2041	2,252
		3,192
	Government National Mortgage Association II
25	1.625% (U.S. Treasury Yield Curve Rate T Note 1 Year Constant Maturity Treasury + 1.500) 09/20/2023-07/20/2027[3]	25
12	1.875% (U.S. Treasury Yield Curve Rate T Note 1 Year Constant Maturity Treasury + 1.500) 05/20/2024[3]	12
173	2.000% (U.S. Treasury Yield Curve Rate T Note 1 Year Constant Maturity Treasury + 1.500) 08/20/2022-02/20/2032[3]	180
51	2.125% (U.S. Treasury Yield Curve Rate T Note 1 Year Constant Maturity Treasury + 1.500) 10/20/2025-11/20/2029[3]	52
2,136	4.500%—02/20/2049	2,285
90	5.000%—01/20/2049	97
		2,651
	Government National Mortgage Association TBA[11]
5,000	4.000%—12/19/2048	5,351
23,500	5.000%—11/19/2048	26,621
		31,972
TOTAL MORTGAGE PASS-THROUGH
(Cost $323,548)		328,562

MUNICIPAL BONDS—0.6%
	Chicago Transit Authority
75	6.300%—12/01/2021	75
	City of Chicago, IL
816	7.750%—01/01/2042	928
	New Jersey Transportation Trust Fund Authority
1,400	2.551%—06/15/2023	1,439
	New York State Urban Development Corp.
3,900	1.496%—03/15/2027	3,871
	University of California
3,600	1.316%—05/15/2027	3,546
TOTAL MUNICIPAL BONDS
(Cost $9,774)		9,859

PREFERRED STOCKS—1.1%
(Cost $17,744)
Shares
656,033	AT&T Mobility II LLC[12]	16,996[x]

U.S. GOVERNMENT OBLIGATIONS—17.5%
Principal Amount
	U.S. Treasury Bonds
$54,700	1.375%—11/15/2040-08/15/2050	48,070
2,500	1.625%—11/15/2050	2,320
10,600	1.875%—02/15/2041	10,423

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands
U.S. GOVERNMENT OBLIGATIONS—Continued
Principal Amount		Value
$32,500	2.500%—02/15/2045	$35,629
7,300	2.875%—05/15/2043-08/15/2045	8,546
5,700	3.000%—02/15/2048	6,945
70,000	3.125%—08/15/2044	84,653
13,400	3.375%—05/15/2044	16,816
4,200	4.250%—05/15/2039	5,741
		219,143
	U.S. Treasury Notes
13,100	1.875%—07/31/2022[9]	13,273
41,700	2.000%—12/31/2021[9]	41,830
		55,103
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $267,915)		274,246

SHORT-TERM INVESTMENTS—2.1%
Principal Amount		Value
U.S. TREASURY BILLS—2.1%
	U.S. Cash Management Bill
$13,900	0.034%—01/11/2022†,9	$13,899
19,200	0.040%—01/18/2022†	19,197
400	0.045%—01/04/2022†	400
TOTAL SHORT-TERM INVESTMENTS
(Cost $33,497)		33,496
TOTAL INVESTMENTS—112.0%
(Cost $1,724,533)		1,754,451
CASH AND OTHER ASSETS, LESS LIABILITIES—(12.0)%		(188,133)
TOTAL NET ASSETS—100.0%		$1,566,318

FORWARD CURRENCY CONTRACTS
Counterparty	Amount to be Delivered (000s)	Amount to be Received (000s)	Settlement Date	Unrealized Appreciation/ (Depreciation) (000s)
HSBC Bank USA	$ 2,005	AUD 2,758	11/02/2021	$ 70
HSBC Bank USA	$ 2,683	AUD 3,580	12/02/2021	10
UBS AG	$ 16,193	AUD 22,382	11/02/2021	645
HSBC Bank USA	AUD 3,580	$ 2,683	11/02/2021	(10)
BNP Paribas SA	$ 11,075	BRL 62,496	11/03/2021	(8)
BNP Paribas SA	$ 11,181	BRL 62,496	12/02/2021	(179)
Goldman Sachs Bank USA	$ 11,616	BRL 62,496	11/03/2021	(550)
BNP Paribas SA	BRL 62,496	$ 11,241	11/03/2021	174
BNP Paribas SA	BRL 110,424	$ 19,582	04/04/2022	759
BNP Paribas SA	BRL 112,592	$ 19,626	07/05/2022	993
Goldman Sachs Bank USA	BRL 62,496	$ 11,075	11/03/2021	8
Goldman Sachs Bank USA	BRL 140,200	$ 24,583	07/05/2022	1,380
Barclays Bank plc	$ 1,226	GBP 897	11/17/2021	2
Citibank NA	$ 5,509	GBP 4,074	11/17/2021	66
Goldman Sachs Bank USA	$ 1,463	GBP 1,065	11/17/2021	(6)
HSBC Bank USA	$ 1,004	GBP 738	11/17/2021	6
UBS AG	$ 1,075	GBP 781	11/17/2021	(6)
UBS AG	$ 1,039	GBP 767	11/17/2021	10
Citibank NA	GBP 68,720	$ 95,297	11/17/2021	1,249
HSBC Bank USA	GBP 5,489	$ 7,459	11/17/2021	(53)
JP Morgan Chase Bank NA	GBP 1,454	$ 2,000	11/17/2021	10
HSBC Bank USA	$ 13,248	CAD 16,381	11/02/2021	(11)
JP Morgan Chase Bank NA	$ 6,524	CAD 8,101	11/02/2021	22
BNP Paribas SA	CAD 21,844	$ 17,220	11/02/2021	(430)
HSBC Bank USA	CAD 2,639	$ 2,085	11/02/2021	(47)
HSBC Bank USA	CAD 16,381	$ 13,248	12/02/2021	11
JP Morgan Chase Bank NA	CAD 8,101	$ 6,524	12/02/2021	(22)
UBS AG	$ 6,250	CLP 4,937,937	02/28/2022	(268)
UBS AG	EUR 30,909	$ 36,341	11/17/2021	598
Société Générale	$ 135	INR 10,029	12/15/2021	(2)
Barclays Bank plc	JPY 156,600	$ 1,421	11/17/2021	47
BNP Paribas SA	$ 7,330	MXN 150,107	01/12/2022	(123)
Goldman Sachs Bank USA	$ 2,937	MXN 59,847	11/17/2021	(37)
BNP Paribas SA	MXN 59,847	$ 2,936	11/17/2021	37
Goldman Sachs Bank USA	MXN 59,847	$ 2,879	03/18/2022	37
UBS AG	MXN 89,526	$ 4,373	11/17/2021	36
Citibank NA	ILS 26,499	$ 8,124	04/06/2022	(269)
Citibank NA	ILS 13,000	$ 4,045	10/07/2022	(88)
Deutsche Bank AG	ILS 12,999	$ 4,075	10/07/2022	(58)
Citibank NA	$ 2,043	NOK 17,590	11/17/2021	39

Harbor Bond Fund
Portfolio of Investments—Continued

FORWARD CURRENCY CONTRACTS—Continued
Counterparty	Amount to be Delivered (000s)	Amount to be Received (000s)	Settlement Date	Unrealized Appreciation/ (Depreciation) (000s)
HSBC Bank USA	$ 5,352	NOK 46,010	11/17/2021	$94
Citibank NA	PEN 17,035	$ 4,152	01/18/2022	(103)
Citibank NA	PEN 5,056	$ 1,279	01/18/2022	16
Citibank NA	PEN 4,467	$ 1,078	03/17/2022	(33)
Citibank NA	PEN 4,220	$ 1,018	03/28/2022	(31)
Citibank NA	PEN 1,810	$ 438	05/31/2022	(10)
Goldman Sachs Bank USA	PEN 2,803	$ 748	11/12/2021	46
Total Forward Currency Contracts				$4,021

FUTURES CONTRACTS
Description	Number of Contracts	Expiration Date	Current Notional Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Euro-Bund Futures (Short)	10	12/08/2021	EUR 1,681	$ 48
Euro-Buxl Futures (Short)	37	12/08/2021	7,732	(3)
United Kingdom GILT Futures 90 day (Short)	60	12/29/2021	GBP 7,495	94
U.S. Treasury Bond Futures 30 year (Short)	106	12/21/2021	$ 17,049	280
U.S. Treasury Note Futures 10 year (Long)	1,376	12/21/2021	179,847	(3,722)
Total Futures Contracts				$(3,303)

PURCHASED OPTIONS
PURCHASED SWAP OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Strike Rate	Expiration Date	Number of Contracts/ Notional	Premiums Paid (000s)	Value (000s)
Interest Rate Swap Option (Put)	Goldman Sachs Bank USA	SONIA Overnight Deposit Rates Swap	Receive	0.900%	03/15/2022	5,000,000	$528	$331

WRITTEN OPTIONS
WRITTEN OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty	Strike Price	Expiration Date	Number of Contracts/ Notional	Premiums Received (000s)	Value (000s)
Federal National Mortgage Association Future Option 30 year (Call)	Goldman Sachs & Co. LLC	$ 100.17	01/06/2022	3,900,000	$12	$(23)
Federal National Mortgage Association Future Option 30 year (Call)	Goldman Sachs & Co. LLC	100.55	12/06/2021	4,000,000	9	(10)
Federal National Mortgage Association Future Option 30 year (Put)	Goldman Sachs & Co. LLC	98.17	01/06/2022	3,900,000	18	(20)
Federal National Mortgage Association Future Option 30 year (Put)	Goldman Sachs & Co. LLC	98.55	12/06/2021	4,000,000	16	(9)
Federal National Mortgage Association Future Option 30 year (Call)	JP Morgan Chase Bank NA	100.08	01/06/2022	4,000,000	18	(25)
Federal National Mortgage Association Future Option 30 year (Call)	JP Morgan Chase Bank NA	100.22	11/03/2021	7,000,000	26	(8)
Federal National Mortgage Association Future Option 30 year (Call)	JP Morgan Chase Bank NA	100.67	12/06/2021	3,000,000	10	(6)
Total Written Options Not Settled Through Variation Margin					$109	$(101)
WRITTEN SWAP OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Strike Rate	Expiration Date	Number of Contracts/ Notional	Premiums Received (000s)	Value (000s)
Interest Rate Swap Option (Put)	Goldman Sachs Bank USA	SONIA Overnight Deposit Rates Swap	Pay	0.800%	03/15/2022	13,500,000	$513	$(567)
Total Written Options							$622	$(668)

Harbor Bond Fund
Portfolio of Investments—Continued

INTEREST RATE SWAP AGREEMENTS
CENTRALLY CLEARED SWAP AGREEMENTS
INTEREST RATE SWAPS
Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Fixed Rate	Payment Frequency	Expiration Date	Notional Amount (000s)	Value (000s)	Upfront Premiums (Received)/ Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
CME Group	Brazil CETIP Interbank Deposit	Receive	2.850%	At maturity	01/03/2022	BRL 74,900	$203	$(1)	$204
CME Group	Brazil CETIP Interbank Deposit	Receive	2.859	At maturity	01/03/2022	51,000	136	—	136
CME Group	Brazil CETIP Interbank Deposit	Receive	2.860	At maturity	01/03/2022	59,300	161	(1)	162
CME Group	Brazil CETIP Interbank Deposit	Receive	2.870	At maturity	01/03/2022	16,900	45	—	45
CME Group	Brazil CETIP Interbank Deposit	Receive	2.871	At maturity	01/03/2022	27,000	72	—	72
CME Group	Brazil CETIP Interbank Deposit	Receive	2.883	At maturity	01/03/2022	17,000	45	—	45
CME Group	Brazil CETIP Interbank Deposit	Pay	3.345	At maturity	01/03/2022	7,800	(16)	—	(16)
CME Group	Brazil CETIP Interbank Deposit	Pay	3.350	At maturity	01/03/2022	153,200	(307)	(6)	(301)
CME Group	Brazil CETIP Interbank Deposit	Pay	3.360	At maturity	01/03/2022	945,100	(1,201)	276	(1,477)
LCH Group	Brazil CETIP Interbank Deposit	Pay	3.700	At maturity	01/03/2022	124,000	(215)	(72)	(143)
LCH Group	SONIA Overnight Deposit Rates Swap	Receive	1.000	Annual	03/16/2052	GBP 23,400	315	(50)	365
LCH Group	SONIA Overnight Deposit Rates Swap	Receive	1.000	Annual	09/21/2052	2,100	21	137	(116)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.300	Semi-annual	09/20/2027	JPY 2,180,000	(272)	(113)	(159)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Pay	0.380	Semi-annual	06/18/2028	3,170,000	610	147	463
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.450	Semi-annual	03/20/2029	660,000	(158)	(49)	(109)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.750	Semi-annual	03/20/2038	104,000	(68)	6	(74)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.800	Semi-annual	10/22/2038	210,100	(152)	—	(152)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.750	Semi-annual	12/20/2038	27,800	(19)	1	(20)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.538	Semi-annual	03/15/2051	542,480	(23)	(5)	(18)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.520	Semi-annual	03/16/2051	206,000	—	—	—
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.350	Semi-annual	03/17/2051	184,000	78	101	(23)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.557	Semi-annual	03/17/2051	695,000	(62)	—	(62)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.570	Semi-annual	03/19/2051	176,000	(21)	—	(21)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.572	Semi-annual	04/07/2051	78,000	(10)	—	(10)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.800	Semi-annual	08/22/2023	$ 86,000	3,834	(1,932)	5,766
Centrally Cleared Interest Rate Swaps									$4,557
CREDIT DEFAULT SWAP AGREEMENTS
CENTRALLY CLEARED SWAP AGREEMENTS
CREDIT DEFAULT SWAPS
Counterparty	Reference Entity	Buy/ Sell[a,b]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[c]	Payment Frequency	Notional Amount[d] (000s)	Value[e] (000s)	Upfront Premiums (Received)/Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
ICE Group	iTraxx Europe Crossover Series 36 Version 1 0.001%	Sell	5.000%	12/20/2026	2.613%	Quarterly	EUR 16,000	$2,175	$2,141	$34
ICE Group	Rolls-Royce PLC 2.125% due 06/18/2021	Sell	1.000	06/20/2025	1.389	Quarterly	5,000	(74)	(892)	818
ICE Group	Tesco PLC 6.000% due 12/14/2029	Sell	1.000	06/20/2022	0.137	Quarterly	2,300	19	(112)	131

Harbor Bond Fund
Portfolio of Investments—Continued

Counterparty	Reference Entity	Buy/ Sell[a,b]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[c]	Payment Frequency	Notional Amount[d] (000s)	Value[e] (000s)	Upfront Premiums (Received)/Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
ICE Group	Markit CDX North America High Yield Index Series 36	Buy	1.000%	06/20/2026	2.896%	Quarterly	$ 6,300	$(592)	$(601)	$9
ICE Group	General Electric Company 2.700% due 10/09/2022	Sell	1.000	12/20/2023	0.292	Quarterly	2,700	44	(120)	164
ICE Group	General Electric Company 2.700% due 10/09/2022	Sell	1.000	06/20/2024	0.347	Quarterly	1,200	22	(4)	26
ICE Group	General Electric Company 2.700% due 10/09/2022	Sell	1.000	12/20/2024	0.385	Quarterly	2,600	53	(37)	90
ICE Group	General Electric Company 2.700% due 10/09/2022	Sell	1.000	12/20/2026	0.643	Quarterly	400	8	5	3
ICE Group	General Electric Company 2.700% due 10/09/2022	Sell	1.000	06/20/2026	0.582	Quarterly	3,600	73	30	43
ICE Group	Markit CDX North America High Yield Index Series 35	Buy	5.000	12/20/2025	2.727	Quarterly	3,300	(305)	(239)	(66)
ICE Group	The Boeing Company 8.750% due 08/15/2021	Sell	1.000	12/20/2022	0.443	Quarterly	5,200	40	1	39
ICE Group	The Boeing Company 2.600% due 10/30/2025	Sell	1.000	06/20/2023	0.547	Quarterly	4,200	36	11	25
Centrally Cleared Credit Default Swaps										$1,316
Total Swaps										$5,873
REVERSE REPURCHASE AGREEMENTS — (0.2)%
Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Proceeds (000s)	Payable for Reverse Repurchase Agreements (000s)
Barclays Bank PLC	(0.450)%	3/16/2021	3/17/2023	$3,347	$(3,347)

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2021 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Asset-Backed Securities	$—	$182,285	$—	$182,285
Collateralized Mortgage Obligations	—	190,509	—	190,509
Corporate Bonds & Notes	—	579,541	—	579,541
Foreign Government Obligations	—	138,957	—	138,957
Mortgage Pass-Through	—	328,562	—	328,562
Municipal Bonds	—	9,859	—	9,859
Preferred Stocks	—	—	16,996	16,996
U.S. Government Obligations	—	274,246	—	274,246
Short-Term Investments
U.S. Treasury Bills	—	33,496	—	33,496
Total Investments in Securities	$—	$1,737,455	$16,996	$1,754,451
Financial Derivative Instruments - Assets
Forward Currency Contracts	$—	$6,365	$—	$6,365
Futures Contracts	422	—	—	422
Purchased Options	—	331	—	331
Swap Agreements	—	8,640	—	8,640
Total Financial Derivative Instruments - Assets	$422	$15,336	$—	$15,758
CREDIT DEFAULT SWAP AGREEMENTS—Continued
CENTRALLY CLEARED SWAP AGREEMENTS—Continued
CREDIT DEFAULT SWAPS—Continued

Harbor Bond Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS—Continued
Liability Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Financial Derivative Instruments - Liabilities
Forward Currency Contracts	$—	$(2,344)	$—	$(2,344)
Futures Contracts	(3,725)	—	—	(3,725)
Swap Agreements	—	(2,767)	—	(2,767)
Written Options	—	(668)	—	(668)
Total Financial Derivative Instruments-Liabilities	$(3,725)	$(5,779)	$—	$(9,504)
Total Investments	$(3,303)	$1,747,012	$16,996	$1,760,705
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2021. Transfers into or out of Level 3 are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occured.
Valuation Description	Beginning Balance as of 11/01/2020 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss) (000s)	Change in Unrealized Appreciation/ (Depreciation) (000s)	Transfers Into Level 3 (000s)	Transfers Out of Level 3[h] (000s)	Ending Balance as of 10/31/2021 (000s)	Unrealized Gain/(Loss) as of 10/31/2021 (000s)
Asset-Backed Securities	$5,099	$—	$—	$—	$—	$30	$—	$(5,129)	$—	$—
Escrow	—	—	—	—	(12)	12	—	—	—	—
Preferred Stocks	17,513	—	—	—	—	(517)	—	—	16,996	(748)
	$22,612	$—	$—	$—	$(12)	$(475)	$—	$(5,129)	$16,996	$(748)
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 10/31/2021 (000s)	Valuation Technique	Unobservable Input(s)	Input Value(s)
Investments in Securities
Preferred Stocks
AT&T Mobility II LLC[1][2]	$ 16,996	Market Approach	Purchase Price	$ 27.05
REMAINING CONTRACTUAL MATURITY OF TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS
The following is a summary of the remaining contractual maturities of transfers accounted for as secured borrowings, by collateral type, as of October 31, 2021.
	Overnight and Continuous (000s)	Up to 30 Days (000s)	31-90 Days (000s)	Greater Than 90 Days (000s)	Total (000s)
Reverse Repurchase Agreements
Corporate Bond	$—	$—	$—	$3,347	$3,347

Harbor Bond Fund
Portfolio of Investments—Continued

*	Security in Default
†	Coupon represents yield to maturity
x	Fair valued in accordance with Harbor Funds' Valuation Procedures.
1
Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At October 31, 2021, the aggregate value of these securities was $423,253 or 27% of net assets.

2	CLO after the name of a security stands for Collateralized Loan Obligation.
3
Variable or floating rate security; the stated rate represents the rate in effect at October 31, 2021. The variable rate for such securities may be based on the indicated
reference rate and spread or on an underlying asset or pool of assets rather than a reference rate and may be determined by current interest rates, prepayments or other financial indicators.

4	Step coupon security; the stated rate represents the rate in effect at October 31, 2021.
5	MTN after the name of a security stands for Medium Term Note.
6	Perpetuity bond; the maturity date represents the next callable date.
7
Rate changes from fixed to variable rate at a specified date prior to its final maturity. Stated rate is fixed rate currently in effect and stated date is the final maturity date, except for perpetuity bonds.

8	Zero coupon bond
9
At October 31, 2021, a portion of securities held by the Fund were pledged as collateral for exchange traded and centrally cleared derivatives, over-the-counter
(OTC) derivatives, forward commitments, or secured borrowings (see Note 2 of the accompanying Notes to Financial Statements). The securities pledged had an aggregate value of $15,956 or 1% of net assets.

10	REMICs are collateralized mortgage obligations which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.
11
TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after October 31, 2021. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date (see Note 2 of the accompanying Notes to Financial Statements).

12
Security is a private placement with contractual transfer and sale limitations. The Security was purchased on September 24, 2020, at a net cost of $17,744. As of
October 31, 2021, the value of the security was $16,996 or 1% of net assets.

a
If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

b
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

c
Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

d
The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

e
The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

h	Transferred from Level 3 to Level 2 due to the availability of observable market data for pricing
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
EUR	Euro
GBP	British Pound Sterling
ILS	Israeli New Shekel
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
PEN	Peruvian Nuevosol
The accompanying notes are an integral part of the Financial Statements.

Harbor Convertible Securities Fund
Manager’s Commentary (Unaudited)

Subadviser
Shenkman Capital Management, Inc.
461 Fifth Avenue
22nd Floor
New York, NY 10017
Portfolio Managers
Mark R. Shenkman
Since 2011
Justin W. Slatky
Since 2017
Jordan N. Barrow, CFA
Since 2016
Thomas Whitley, CFA
Since 2019
Shenkman Capital has subadvised the Fund since 2011.
Investment Objective
The Fund seeks to maximize total returns (i.e., current income and capital appreciation).
Management’s Discussion of
Fund Performance
Market Review
During the fiscal year ended October 31, 2021, financial markets continued to cope with the follow-on effects of the COVID-19 outbreak. As citizens around the world attempted to return to normalcy in their personal and professional lives, the effect on the demand for both goods and labor was explosive. Supply chain instability, short-term inflation and uncertainty on business investments have been issues facing corporations around the world.
The continued uncertainty on both the near-term outlook and the long-term impact of these factors have led to increased dispersion in returns across asset classes, sectors and companies. Though the S&P 500 ended the fiscal year ending October 31, 2021 at an all-time high, the average constituent of the index ended 9.1% below its 52-week high, and over 60 of the 500 constituents were trading more than 20% off their highs. While the Russell 2000 index returned an impressive 43.56% for the first four months of the period (outperforming the S&P 500’s return of 17.18%,) the March through October return was only 5.03%. Value versus growth, large-cap versus small-cap and cyclical versus non-cyclical are some of the factors that have fallen in and out of favor over the last 12 months.
While more front-end loaded, the convertible market continued to see strong new issuance during the period, with total issuance of $91.5 billion. While a decrease from the previous 12-month period, issuance is still almost 100% higher than the pre-COVID-19 run rate. In addition, given the recently volatile markets and somewhat sideways performance, many of 2021’s new issues still remain attractive from a technical perspective. This, combined with the expansion we’ve seen in issuance from cyclical and consumer-oriented issuers, have led to a landscape of opportunities for active investors.
Performance
Harbor Convertible Securities Fund returned 20.23% (Retirement Class), 20.18% (Institutional Class), 19.87% (Administrative Class) and 19.76% (Investor Class) for the year ended October 31, 2021, compared with the 34.01% return of the ICE BofA U.S. Convertible Ex Mandatory Index during the same period. Performance on a sector basis was strong across the entire portfolio, with only the Consumer Staples sector posting a negative return.
As is typical in a strong up market, the Index benefitted from its overweight in the most equity like section of the marketplace (i.e., those convertibles trading with an investment premium of 100% or more). We believe these securities are extremely equity sensitive and lack the downside protection we target in our portfolio. During the fiscal year, the Fund’s average weighting in the over 100% investment premium bucket was 4.95%, returning 56.92% with a contribution of +399 basis points (“bps”). The Index’s average weighting of 24.58% returned 68.71% with a contribution of +1,861bps, more than accounting for the performance differential between the Fund and the Index for the fiscal year.
The best performing industries in the Fund relative to the Index were: Banks, Interactive Media & Services, Internet & Direct Marketing Retail, and Electronic Equipment, Instruments, & Components. In Banks, the Fund had no exposure to the perpetual preferred securities of Bank of America and Wells Fargo, which underperformed the broad market. In Interactive Media & Services, the Fund benefitted primarily by having sold its position in Zillow Group earlier in the year, which returned +63.94% for the fiscal year. Internet & Direct Marketing contributed to relative performance as a result of an underweight position to Wayfair, an e-commerce provider of home goods, which underperformed in Q3 despite an overall strong year to date, and an out of index position in MercadoLibre, a dominant e-commerce platform

Harbor Convertible Securities Fund
Manager’s Commentary—Continued

CHANGE IN A $10,000 INVESTMENT
For the period 05/01/2011 through 10/31/2021
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the ICE BofAML U.S. Convertible Ex Mandatory Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2021
	1 Year	Annualized
		5 Years	10 Years
Harbor Convertible Securities Fund
Retirement Class[1]	20.23%	12.25%	8.95%
Institutional Class	20.18	12.15	8.90
Administrative Class	19.87	11.81	8.61
Investor Class	19.76	11.74	8.51
Comparative Index
ICE BofA U.S. Convertible Ex Mandatory	34.01%	19.93%	14.81%
As stated in the Fund’s prospectus dated March 1, 2021, the expense ratios were 0.69% (Net) and 0.74% (Gross) (Retirement Class), 0.77% (Net) and 0.82% (Gross) (Institutional Class), 1.02% (Net) and 1.07% (Gross) (Administrative Class), and 1.13% (Net) and 1.18% (Gross) (Investor Class).  The net expense ratios reflect a contractual management fee waiver effective through 02/28/2022. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050. The Fund charged a redemption fee of 1% on redemption of Fund shares that are held for less than 90 days through February 28, 2021. Effective March 1, 2021, the Fund no longer charges redemption fees.
for the Latin American markets. In Electronic Equipment, Instruments, & Components, the Fund benefitted from its overweight in Insight Enterprises, which was up 42.95% for the year. Insight Enterprises distributes hardware, software and services to other businesses and performed well this year as business IT budgets recovered and companies continued to invest to support a hybrid work environment.
Similar to last year, the Fund’s underweight in the Automobile industry significantly detracted from relative performance during the fiscal year. The primary driver of this underperformance remains the highly equity sensitive Tesla convertible bonds that on average were 3.7% of the Index through the year, returned 186.78%, and contributed +766 bps, or about 22.5% of the Index’s total fiscal year return. The Fund maintained a zero weighting in Tesla through the year due to the bond’s high level of equity sensitivity and investment premium. The IT Services, Software and Hotel, Restaurants & Leisure industries also detracted from relative performance. Although each of these industries had a positive total return and combined contribution of +695 bps, or over 32% of the Fund’s fiscal year performance, each of these industries had a negative attribution effect due to underweights or lack of exposure to the most equity-like tranches in their respective industries.
Sustained market volatility through the COVID-19 vaccine rollout and the emergence of the COVID-19 Delta variant, combined with a healthy convertible new issue calendar, has allowed the Fund to take advantage of numerous opportunities to rebalance the portfolio towards what we believe to be attractive positioning with an optimal risk reward profile.
Outlook & Strategy
Given the dispersion in returns within markets and periodic upticks in volatility, we continue to believe that prospects remain constructive for convertible securities. Prospects include the balanced posture of the current convertible market with an emphasis on credit, primary issuer base with long term growth characteristics and the new issue conduit for backed up corporate and/or equity issuers looking to shore up their balance sheets.
As we continue to move through periods of uncertainty, we believe the market may place a premium on downside potential by favoring balanced convertible securities with a positive credit profile, which we believe is consistent with our investment style.
1
Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.

This report contains the current opinions of Shenkman Capital Management, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved. Convertible securities tend to be of lower credit quality, and the value of a convertible security generally increases and decreases with the value of the underlying common stock, but may also be sensitive to changes in interest rates. As interest rates rise, the values of convertible securities held by the Fund are likely to decrease and reduce the value of the Fund’s portfolio. Credit risk is higher for the Fund because it invests primarily in convertible securities of companies with debt rated below investment grade. High yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Convertible Securities Fund
Portfolio of Investments—October 31, 2021

SECTOR ALLOCATION (% of investments) - Unaudited

Portfolio of Investments
 Value, Cost, and Principal Amounts in Thousands
CONVERTIBLE BONDS—92.4%
Principal Amount		Value
AEROSPACE & DEFENSE—0.4%
	Parsons Corp.
$840	0.250%—08/15/2025	$856
AIRLINES—1.8%
	Jetblue Airways Corp.
1,637	0.500%—04/01/2026[1]	1,580
	Southwest Airlines Co.
602	1.250%—05/01/2025	847
	Spirit Airlines Inc.
1,407	1.000%—05/15/2026	1,273
		3,700
AUTO COMPONENTS—0.3%
	LCI Industries
600	1.125%—05/15/2026[1]	634
AUTOMOBILES—1.5%
	Ford Motor Co.
1,427	0.000%—03/15/2026[1,2]	1,695
	Winnebago Industries Inc.
1,079	1.500%—04/01/2025	1,387
		3,082
BANKS—0.4%
	BofA Finance LLC MTN[3]
643	0.250%—05/01/2023	725
BIOTECHNOLOGY—4.1%
	BioMarin Pharmaceutical Inc.
2,515	0.599%—08/01/2024	2,595
	Coherus Biosciences Inc.
586	1.500%—04/15/2026	659
	Exact Sciences Corp.
756	0.375%—03/15/2027	859
44	1.000%—01/15/2025	64
		923
	Halozyme Therapeutics Inc.
820	0.250%—03/01/2027[1]	729
	Ionis Pharmaceuticals Inc.
560	0.125%—12/15/2024	508
CONVERTIBLE BONDS—Continued
Principal Amount		Value
BIOTECHNOLOGY—Continued
	Ironwood Pharmaceuticals Inc.
$460	0.750%—06/15/2024	$540
451	1.500%—06/15/2026	544
		1,084
	Neurocrine Biosciences Inc.
414	2.250%—05/15/2024	589
	Qiagen NV
1,200	0.000%—12/17/2027[2]	1,295
		8,382
CAPITAL MARKETS—0.8%
	Ares Capital Corp.
1,191	3.750%—02/01/2022	1,320
233	4.625%—03/01/2024	266
		1,586
COMMUNICATIONS EQUIPMENT—0.7%
	Lumentum Holdings Inc.
1,237	0.500%—12/15/2026	1,351
CONSTRUCTION & ENGINEERING—0.3%
	Vinci SA
600	0.375%—02/16/2022	669
CONSUMER FINANCE—0.9%
	LendingTree Inc.
1,254	0.500%—07/15/2025	1,079
	Upstart Holdings Inc.
563	0.250%—08/15/2026[1]	789
		1,868
DIVERSIFIED CONSUMER SERVICES—1.8%
	Chegg Inc.
2,380	0.000%—09/01/2026[2]	2,235
	Stride Inc.
1,563	1.125%—09/01/2027	1,569
		3,804
DIVERSIFIED TELECOMMUNICATION SERVICES—0.3%
	Liberty Latin America Ltd.
647	2.000%—07/15/2024	650

Harbor Convertible Securities Fund
Portfolio of Investments—Continued

 Value, Cost, and Principal Amounts in Thousands
CONVERTIBLE BONDS—Continued
Principal Amount		Value
ELECTRICAL EQUIPMENT—0.7%
	Itron Inc.
$975	0.000%—03/15/2026[1,2]	$920
	Sunrun Inc.
607	0.000%—02/01/2026[1,2]	556
		1,476
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.2%
	II-VI Inc.
459	0.250%—09/01/2022	617
	Insight Enterprises Inc.
1,217	0.750%—02/15/2025	1,773
		2,390
ENTERTAINMENT—3.8%
	IMAX Corp.
2,338	0.500%—04/01/2026[1]	2,320
	Live Nation Entertainment Inc.
1,499	2.000%—02/15/2025	1,833
1,387	2.500%—03/15/2023	2,170
		4,003
	Zynga Inc.
643	0.000%—12/15/2026[1,2]	621
687	0.250%—06/01/2024	782
		1,403
		7,726
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—0.6%
	IH Merger Sub LLC
729	3.500%—01/15/2022	1,320
FOOD PRODUCTS—0.8%
	Beyond Meat Inc.
1,927	0.000%—03/15/2027[1,2]	1,621
HEALTH CARE EQUIPMENT & SUPPLIES—5.4%
	CONMED Corp.
649	2.625%—02/01/2024	1,115
	Dexcom Inc.
2,690	0.250%—11/15/2025	3,447
	Haemonetics Corp.
878	0.000%—03/01/2026[1,2]	771
	Insulet Corp.
993	0.375%—09/01/2026	1,478
	Integra Lifesciences Holdings Corp.
773	0.500%—08/15/2025	842
	Novocure Ltd.
626	0.000%—11/01/2025[1,2]	641
	Nuvasive Inc.
1,050	0.375%—03/15/2025	995
1,081	1.000%—06/01/2023	1,083
		2,078
	Tandem Diabetes Care Inc.
556	1.500%—05/01/2025[1]	777
		11,149
HEALTH CARE PROVIDERS & SERVICES—0.4%
	Guardant Health Inc.
747	0.000%—11/15/2027[1,2]	826
HEALTH CARE TECHNOLOGY—1.3%
	Allscripts Healthcare Solutions Inc.
1,209	0.875%—01/01/2027	1,461
CONVERTIBLE BONDS—Continued
Principal Amount		Value
HEALTH CARE TECHNOLOGY—Continued
	Teladoc Health Inc.
$1,185	1.250%—06/01/2027	$1,218
		2,679
HOTELS, RESTAURANTS & LEISURE—8.0%
	Airbnb Inc.
765	0.000%—03/15/2026[1,2]	751
	Booking Holdings Inc.
938	0.750%—05/01/2025	1,396
	DraftKings Inc.
2,408	0.000%—03/15/2028[1,2]	2,112
	Expedia Group Inc.
1,355	0.000%—02/15/2026[1,2]	1,470
	Huazhu Group Ltd.
1,145	3.000%—05/01/2026	1,504
	Marriott Vacations Worldwide Corp.
1,259	0.000%—01/15/2026[1,2]	1,418
763	1.500%—09/15/2022	908
		2,326
	NCL Corporation Ltd.
678	5.375%—08/01/2025	1,133
	Royal Caribbean Cruises Ltd.
693	2.875%—11/15/2023[1]	869
	Shake Shack Inc.
1,367	0.000%—03/01/2028[1,2]	1,129
	The Cheesecake Factory Inc.
1,429	0.375%—06/15/2026	1,302
	Vail Resorts Inc.
2,219	0.000%—01/01/2026[1,2]	2,454
		16,446
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS—0.6%
	Nextera Energy Partners LP
1,132	0.000%—11/15/2025[1,2]	1,316
INTERACTIVE MEDIA & SERVICES—4.7%
	IAC FinanceCo 3 Inc.
378	2.000%—01/15/2030[1]	741
	J2 Global Inc.
1,352	1.750%—11/01/2026[1]	1,849
	Liberty Tripadvisor Holdings Inc.
1,170	0.500%—06/30/2051[1]	990
	Snap Inc.
1,714	0.000%—05/01/2027[1,2]	1,744
	Spotify USA Inc.
1,361	0.000%—03/15/2026[1,2]	1,297
	Tripadvisor Inc.
939	0.250%—04/01/2026[1]	844
	Twitter Inc.
1,683	0.000%—03/15/2026[1,2]	1,551
609	0.250%—06/15/2024	720
		2,271
		9,736
INTERNET & DIRECT MARKETING RETAIL—2.2%
	Etsy Inc.
682	0.125%—09/01/2027	1,012
946	0.250%—06/15/2028[1]	1,213
		2,225
	Fiverr International Ltd.
808	0.000%—11/01/2025[2]	888

Harbor Convertible Securities Fund
Portfolio of Investments—Continued

 Value, Cost, and Principal Amounts in Thousands
CONVERTIBLE BONDS—Continued
Principal Amount		Value
INTERNET & DIRECT MARKETING RETAIL—Continued
	Wayfair Inc.
$1,438	0.625%—10/01/2025	$1,424
		4,537
IT SERVICES—4.8%
	Akamai Technologies Inc.
234	0.125%—05/01/2025	288
1,625	0.375%—09/01/2027	1,790
		2,078
	Euronet Worldwide Inc.
1,858	0.750%—03/15/2049	2,014
	Okta Inc.
1,338	0.375%—06/15/2026	1,680
	Shift4 Payments Inc.
499	0.000%—12/15/2025[1,2]	543
112	0.500%—08/01/2027[1]	104
		647
	Shopify Inc.
723	0.125%—11/01/2025	921
	Square Inc.
949	0.250%—11/01/2027[1]	1,151
	Wix.com Ltd.
1,446	0.000%—08/15/2025[2]	1,354
		9,845
LEISURE PRODUCTS—0.6%
	Peloton Interactive Inc.
1,416	0.000%—02/15/2026[1,2]	1,267
LIFE SCIENCES TOOLS & SERVICES—1.0%
	Illumina Inc.
1,154	0.000%—08/15/2023[2]	1,357
	Repligen Corp.
269	0.375%—07/15/2024	682
		2,039
MACHINERY—2.0%
	Greenbrier Cos. Inc.
1,735	2.875%—04/15/2028[1]	1,810
	John Bean Technologies Corp.
340	0.250%—05/15/2026[1]	369
	Meritor Inc.
1,773	3.250%—10/15/2037	1,933
		4,112
MEDIA—5.1%
	Cable One Inc.
944	0.000%—03/15/2026[1,2]	900
	Dish Network Corp.
792	0.000%—12/15/2025[1,2]	913
3,061	3.375%—08/15/2026	3,126
		4,039
	Liberty Broadband Corp.
514	1.250%—09/30/2050[1]	514
1,124	2.750%—09/30/2050[1]	1,172
		1,686
	Liberty Media Corp.
702	1.000%—01/30/2023	1,072
CONVERTIBLE BONDS—Continued
Principal Amount		Value
MEDIA—Continued
$251	1.375%—10/15/2023	$364
2,042	2.125%—03/31/2048[1]	2,117
		3,553
	Pandora Media LLC
269	1.750%—12/01/2023	305
		10,483
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITs)—0.6%
	Blackstone Mortgage Trust Inc.
1,286	4.750%—03/15/2023	1,341
OIL, GAS & CONSUMABLE FUELS—2.1%
	Equities Corp.
773	1.750%—05/01/2026	1,212
	Pioneer Natural Resources Co.
717	0.250%—05/15/2025	1,271
	Total SA MTN[3]
1,800	0.500%—12/02/2022	1,847
		4,330
PERSONAL PRODUCTS—0.2%
	Herbalife Nutrition Ltd.
316	2.625%—03/15/2024	328
PHARMACEUTICALS—2.2%
	Jazz Investments I Ltd.
2,700	1.500%—08/15/2024	2,751
1,059	2.000%—06/15/2026	1,238
		3,989
	Supernus Pharmaceuticals Inc.
448	0.625%—04/01/2023	445
		4,434
PROFESSIONAL SERVICES—1.0%
	FTI Consulting Inc.
660	2.000%—08/15/2023	977
	KBR Inc.
632	2.500%—11/01/2023	1,081
		2,058
REAL ESTATE MANAGEMENT & DEVELOPMENT—2.0%
	Opendoor Technologies Inc.
1,103	0.250%—08/15/2026[1]	1,535
	Realogy Group LLC / Realogy Co.-Issuer Corp.
1,012	0.250%—06/15/2026[1]	1,034
	Redfin Corp.
827	0.000%—10/15/2025[2]	846
860	0.500%—04/01/2027[1]	779
		1,625
		4,194
ROAD & RAIL—0.4%
	Uber Technologies Inc.
843	0.000%—12/15/2025[1,2]	815
SEMICONDUCTORS & SEMICONDUCTOR—0.7%
	Solaredge Technologies Inc.
956	0.000%—09/15/2025[2]	1,418
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—4.3%
	Enphase Energy Inc.
2,186	0.000%—03/01/2026-03/01/2028[1,2]	2,418

Harbor Convertible Securities Fund
Portfolio of Investments—Continued

 Value, Cost, and Principal Amounts in Thousands
CONVERTIBLE BONDS—Continued
Principal Amount		Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—Continued
	MACOM Technology Solutions Holdings Inc.
$810	0.250%—03/15/2026[1]	$892
	Microchip Technology Inc.
1,280	0.125%—11/15/2024	1,437
	ON Semiconductor Corp.
915	0.000%—05/01/2027[1,2]	1,104
	Silicon Laboratories Inc.
791	0.625%—06/15/2025	1,277
	STMicroelectronics NV
1,400	0.000%—08/04/2025[2]	1,815
		8,943
SOFTWARE—20.2%
	Alarm.com Holdings Inc.
1,392	0.000%—01/15/2026[1,2]	1,284
	Altair Engineering Inc.
298	0.250%—06/01/2024	510
	Alteryx Inc.
372	0.500%—08/01/2024	353
326	1.000%—08/01/2026	306
		659
	Avalara Inc.
1,003	0.250%—08/01/2026[1]	1,052
	Bentley Systems Inc.
918	0.125%—01/15/2026[1]	1,047
947	0.375%—07/01/2027[1]	962
		2,009
	Blackline Inc.
1,797	0.000%—03/15/2026[1,2]	1,841
	Box Inc.
1,577	0.000%—01/15/2026[1,2]	1,885
	Ceridian HCM Holding Inc.
851	0.250%—03/15/2026[1]	982
	Coupa Software Inc.
944	0.375%—06/15/2026	1,038
	CyberArk Software Ltd.
1,599	0.000%—11/15/2024[2]	2,076
	Datadog Inc.
486	0.125%—06/15/2025	923
	DocuSign Inc.
1,083	0.000%—01/15/2024[1,2]	1,146
	Dropbox Inc.
1,612	0.000%—03/01/2026-03/01/2028[1,2]	1,743
	Envestnet Inc.
1,382	0.750%—08/15/2025[1]	1,417
	FireEye Inc.
653	0.875%—06/01/2024	688
	Five9 Inc.
268	0.500%—06/01/2025	360
	InterDigital Inc.
612	2.000%—06/01/2024	663
	Jamf Holding Corp.
922	0.125%—09/01/2026[1]	1,079
	New Relic Inc.
160	0.500%—05/01/2023	168
	NICE Ltd.
1,472	0.000%—09/15/2025[2]	1,735
CONVERTIBLE BONDS—Continued
Principal Amount		Value
SOFTWARE—Continued
	NortonLifeLock Inc.
$570	2.000%—08/15/2022[1]	$745
	Palo Alto Networks Inc.
507	0.750%—07/01/2023	976
	Pegasystems Inc.
1,410	0.750%—03/01/2025	1,546
	Q2 Holdings Inc.
675	0.125%—11/15/2025[1]	619
4	0.750%—06/01/2026	5
		624
	Rapid7 Inc.
1,153	0.250%—03/15/2027[1]	1,589
317	2.250%—05/01/2025	691
		2,280
	RingCentral Inc.
2,484	0.000%—03/01/2025-03/15/2026[2]	2,528
	Splunk Inc.
834	0.500%—09/15/2023	1,045
2,964	1.125%—06/15/2027	3,110
		4,155
	Verint Systems Inc.
576	0.250%—04/15/2026[1]	572
	Vonage Holdings Corp.
410	1.750%—06/01/2024	480
	Workiva Inc.
652	1.125%—08/15/2026	1,289
	Zendesk Inc.
1,663	0.625%—06/15/2025	1,965
	Zscaler Inc.
516	0.125%—07/01/2025	1,116
		41,534
SPECIALTY RETAIL—1.4%
	American Eagle Outfitters Inc.
261	3.750%—04/15/2025	745
	Burlington Stores Inc.
1,191	2.250%—04/15/2025	1,712
	National Vision Holdings
229	2.500%—05/15/2025	473
		2,930
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—0.8%
	Pure Storage Inc.
1,357	0.125%—04/15/2023	1,624
TOTAL CONVERTIBLE BONDS
(Cost $173,091)		190,224
TOTAL INVESTMENTS—92.4%
(Cost $173,091)		190,224
CASH AND OTHER ASSETS, LESS LIABILITIES—7.6%		15,736
TOTAL NET ASSETS—100.0%		$205,960

Harbor Convertible Securities Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
All investments at October 31, 2021 (as disclosed in the preceding Portfolio of Investments) were classified as Level 2. There were no Level 3 investments at October 31, 2021 or 2020.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

1
Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At October 31, 2021, the aggregate value of these securities was $73,628 or 36% of net assets.
2
Zero coupon bond
3
MTN after the name of a security stands for Medium Term Note.

The accompanying notes are an integral part of the Financial Statements.

Harbor Core Bond Fund
Manager’s Commentary (Unaudited)

Subadviser
Income Research + Management
100 Federal Street
30th Floor
Boston, MA 02110
Portfolio Managers
William A. O’Malley, CFA
Since 2018
James E. Gubitosi, CFA
Since 2018
Bill O’Neill, CFA
Since 2021
Jake Remley, CFA
Since 2021
Matt Walker, CFA
Since 2021
Rachel Campbell, CFA
Since 2021
Kara Maloy, CFA
Since 2021
IR+M has subadvised the Fund since 2018.
Investment Objective
The Fund seeks total return.
Management’s Discussion of
Fund Performance
Market Review
In late 2020, economic results were varied, with the encouraging news of the COVID-19 vaccine rollout and increased federal stimulus somewhat diminished by the surge in COVID-19 cases. Continued strong housing and Purchasing Managers’ Index data, along with the election of former Vice President Joe Biden, pushed equity markets to all-time highs. President Biden signed the American Rescue Plan Act of 2021, a $1.9 trillion stimulus package that offered additional aid to working families, states and local governments and COVID-19 vaccine distribution. Early in the year, the Federal Reserve (“Fed”) confirmed its commitment to maintaining low interest rates through the end of 2023 and continuing its asset purchase program. During the back half of the year, the Fed announced that it could reduce its $120 billion monthly asset purchase program in November, which would conclude by mid-2022. Updated dot plot projections showed the first rate hike is now expected in late 2022, with two in 2023 and three in 2024. Following the Fed’s announcement, the 10-year Treasury touched 1.54%, the highest since June. The Treasury curve flattened in the third quarter with the 2- and 10-year increasing 3 bps to 0.28% and 2 bps to 1.49%, respectively; however, the 30-year fell 4 bps to 2.05%. Investment-grade corporate issuers took advantage of the improved market sentiment in October, borrowing roughly $115 billion and surpassing estimates of $90-100 billion. Spreads ended at 84 bps on the heavy supply, demand remained healthy.
Performance
Harbor Core Bond Fund (the Fund) returned -0.01% (Retirement Class) and -0.09% (Institutional Class) for the year ended October 31, 2021, compared with the -0.48% return of the Bloomberg U.S. Aggregate Bond Index during the same period.
On an absolute basis, the portfolio’s allocation to credit contributed the most to the one-year return. More specifically, the portfolio’s exposure to Industrials, Financials and Utilities were the top performers. Additionally, the portfolio’s overweight to commercial mortgage-backed securities and taxable municipal bonds (“Munis”) provided nice diversification. This was partially offset by a small allocation to residential mortgage-backed securities, which detracted slightly from relative performance. Holdings that drove positive performance in the fund included Occidental Petroleum, KKR and American Airlines, while detractors included three taxable Munis and Toyota.
Our investment philosophy is consistent across all of our broad market strategies and is based on the belief that careful security selection and active portfolio risk management will lead to superior returns over the long-term (e.g. a market cycle). Portfolios are constructed to meet client objectives by using a disciplined, bottom-up approach to a variety of investment grade fixed income sectors. We believe that predicting the timing, direction and magnitude of future interest rate changes is very difficult to consistently get right; as such, we keep duration and yield curve exposure neutral to the benchmark. This philosophy has remained consistent since the inception of the firm.

Harbor Core Bond Fund
Manager’s Commentary—Continued

CHANGE IN A $10,000 INVESTMENT
For the period 06/01/2018 through 10/31/2021
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the Bloomberg U.S. Aggregate Bond Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2021
	1 Year	5 Years	Annualized
			Life of Fund
Harbor Core Bond Fund
Retirement Class[1]	-0.01%	N/A	5.13%
Institutional Class[1]	-0.09	N/A	5.05
Comparative Index
Bloomberg U.S. Aggregate Bond[1]	-0.48%	N/A	4.64%
As stated in the Fund’s prospectus dated March 1, 2021, the expense ratios were 0.37% (Net) and 0.43% (Gross) (Retirement Class) and 0.45% (Net) and 0.51% (Gross) (Institutional Class). The net expense ratios reflect an expense limitation agreement effective through 02/28/2022. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on estimates for the current fiscal year.
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.
Our investment process is driven by bottom-up security selection, which provides consistency over time relative to potentially more volatile macro decisions. Given our relatively small size, we do not have to buy everything, and we can be selective within smaller market sub-sectors in which larger managers may not be able to participate. These factors have allowed us to add value historically and, in our view, should continue to allow us to add value going forward within our portfolios. Overall, our investment strategy centers around several core principles: bottom-up security selection, a value orientation, appropriate diversification and risk control. We may opportunistically sacrifice liquidity when compensation is generous; however, we are vigilant as to the availability of overall liquidity, carefully limiting our exposure to any one sector and remaining diversified at the individual holding level.
At IR+M, we do not maintain an outlook on rates and did not change our view as a result of events that took place over the reporting period. We remain committed to our disciplined, bottom-up approach while keeping our portfolios duration-neutral to their respective benchmarks and actively managing portfolio risks.
Compared to the Bloomberg U.S. Aggregate Bond Index, the Fund holds a ~22% underweight to government securities and an overweight to spread sectors, with a ~2% credit overweight and a ~18% securitized overweight at the end of the reporting period.
During the period as corporate spreads tightened, we decreased our credit exposure and moved into securitized names as we continue to remain patient and improve the liquidity and quality of the portfolio. Over the course of the period, we also increased our U.S. Treasury allocation and decreased our taxable muni allocation.

Harbor Core Bond Fund
Manager’s Commentary—Continued

Outlook & Strategy
Going forward, headwinds remain. The Biden administration remains in negotiations to pass a long-awaited infrastructure bill. Speculation regarding whether Fed Chair Jay Powell will serve a second term has risen. Third quarter earnings will be in focus, with the estimated earnings growth rate for the S&P 500 at approximately 28%. Investors continue to question whether the growth momentum can continue given the prospect of higher interest rates.
With corporate spreads still near historical tights, we continue to remain patient and improve the liquidity and quality of our broad strategies. We remain steadfast in finding attractive relative value opportunities and taking what the market gives us.
Most optimistic:
•
Corporate Fundamentals: Our portfolio construction process is focused on creating portfolios that provide attractive returns, reasonable risk exposure and necessary liquidity in any market environment. We aim to build portfolios that encompass our best ideas by purchasing attractive, inefficiently priced bonds within our risk and liquidity parameters. Going into the current environment, our strategy had been relatively conservatively positioned given corporates’ elevated leverage and rich valuations. This conservative risk posture helped our performance and allowed us to take advantage of recent spread widening and market volatility to add names we like at attractive prices.
Most concerned:
•
Delta Variant Impact: We are still digesting the impact of the resurgence of the Delta variant on the global economy and the impact on consumers.
1
The “Life of Fund” return as shown reflects the period 06/01/2018 through 10/31/2021.

This report contains the current opinions of Income Research + Management as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved. Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. As interest rates rise, the values of fixed income securities held by the Fund are likely to decrease and reduce the value of the Fund’s portfolio. There may be a greater risk that the Fund could lose money due to prepayment and extension risks because the Fund invests heavily at times in mortgage-related and/or asset backed securities. The Fund may engage in active and frequent trading to achieve its principal investment strategies. Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Core Bond Fund
Portfolio of Investments—October 31, 2021

Investment Allocation (% of investments) - Unaudited

Portfolio of Investments
Value, Cost and Principal Amounts in Thousands
ASSET-BACKED SECURITIES—12.3%
Principal Amount		Value
	Air Canada Pass-Through Trust
	Series 2015-1 Cl. A
$288	3.600%—03/15/2027[1]	$292
	Aligned Data Centers LLC
	Series 2021-1A Cl. A2
385	1.937%—08/15/2046[1]	384
	AMSR Trust
	Series 2020-SFR4 Cl. A
479	1.355%—11/17/2037[1]	474
	Series 2021-SFR3 Cl. A
410	1.476%—10/17/2038[1]	405
		879
	CF Hippolyta Issuer LLC
	Series 2021-1A Cl. A1
519	1.530%—03/15/2061[1]	514
	Series 2020-1 Cl. A1
316	1.690%—07/15/2060[1]	316
		830
	CNH Equipment Trust
	Series 2018-A Cl. A3
67	3.120%—07/17/2023	67
	Series 2018-B Cl. A3
62	3.190%—11/15/2023	63
		130
	CVS Pass-Through Trust
251	5.773%—01/10/2033[1]	300
106	5.880%—01/10/2028	121
	Series 2009 Cl. CE
470	8.353%—07/10/2031[1]	605
		1,026
	DB Master Finance LLC
	Series 2021-1A Cl. A23
713	2.791%—11/20/2051[1]	719
	Delta Air Lines Pass-Through Trust
	Series 2015-1 Cl. AA
266	3.625%—07/30/2027	285
	Domino's Pizza Master Issuer LLC
	Series 2021-1A Cl. A2I
396	2.662%—04/25/2051[1]	406
	Series 2019-1A Cl. A2
59	3.668%—10/25/2049[1]	64
		470
ASSET-BACKED SECURITIES—Continued
Principal Amount		Value
	FirstKey Homes Trust
	Series 2020-SFR2 Cl. A
$363	1.266%—10/19/2037[1]	$358
	Series 2020-SFR1 Cl. A
634	1.339%—08/17/2037[1]	627
		985
	Ford Credit Auto Owner Trust
	Series 2020-1 Cl. A
500	2.040%—08/15/2031[1]	513
	Home Partners of America Trust
	Series 2020-2 Cl. A
305	1.532%—01/17/2041[1]	302
	Series 2021-2 Cl. A
465	1.901%—12/17/2026[1]	465[x]
		767
	MMAF Equipment Finance LLC
	Series 2021 Cl. A
584	0.560%—06/13/2028[1]	579
	Navient Private Education Loan Trust
	Series 2021-A Cl. A
209	0.840%—05/15/2069[1]	208
	Navient Student Loan Trust
	Series 2021-BA Cl. A
416	0.940%—07/15/2069[1]	413
	NextGear Floorplan Master Owner Trust
	Series 2019-2A Cl. A2
880	2.070%—10/15/2024[1]	893
	Oak Street Investment Grade Net Lease Fund
	Series 2020-1A Cl. A1
343	1.850%—11/20/2050[1]	345
	Series 2021-1A Cl. A2
356	1.930%—01/20/2051[1]	355
		700
	Palmer Square CLO Ltd.[2]
	Series 2013 Cl. 2A
447	1.124% (3 Month USD LIBOR + 1.128) 10/17/2031[1,3]	447
	Progress Residential Trust
	Series 2021-SFR1 Cl. A
385	1.052%—04/17/2038[1]	375
	Series 2021-SFR3 Cl. A
349	1.637%—05/17/2026[1]	347

Harbor Core Bond Fund
Portfolio of Investments—Continued

Value, Cost and Principal Amounts in Thousands
ASSET-BACKED SECURITIES—Continued
Principal Amount		Value
	Series 2019-SFR3 Cl. A
$443	2.271%—09/17/2036[1]	$447
		1,169
	Sabey Data Center Issuer LLC
	Series 2020-1 Cl. A2
202	3.812%—04/20/2045[1]	212
	Stack Infrastructure Issuer LLC
	Series 2021-1A Cl. A2
613	1.877%—03/26/2046[1]	610
	Series 2019-2A Cl. A2
185	3.080%—10/25/2044[1]	189
	Series 2019-1A Cl. A2
223	4.540%—02/25/2044[1]	233
		1,032
	Store Master Funding I-VII
	Series 2019-1 Cl. A1
165	2.820%—11/20/2049[1]	171
	Series 2018-1A Cl. A1
196	3.960%—10/20/2048[1]	202
		373
	Taco Bell Funding LLC
	Series 2021-1A Cl. A2II
385	2.294%—08/25/2051[1]	386
	United Airlines Pass-Through Trust
	Series 2016-1 Cl. AA
170	3.100%—07/07/2028	178
	Series 2014-1 Cl. A
697	4.000%—04/11/2026	732
		910
	Vantage Data Centers LLC
	Series 2020-1A Cl. A2
567	1.645%—09/15/2045[1]	561
	Verizon Owner Trust
	Series 2019-B Cl. A1A
229	2.330%—12/20/2023	230
	Series 2018-A Cl. A1A
43	3.230%—04/20/2023	43
		273
	Wendy's Funding LLC
	Series 2021-1A Cl. A2I
677	2.370%—06/15/2051[1]	682
	Series 2019-1A Cl. A2I
166	3.783%—06/15/2049[1]	175
		857
	World Omni Auto Receivables Trust
	Series 2020-A Cl. A3
1,012	1.700%—01/17/2023	1,021
	Series 2017-B Cl. A3
10	1.950%—02/15/2023	10
	Series 2018-D Cl. A3
258	3.330%—04/15/2024	261
		1,292
TOTAL ASSET-BACKED SECURITIES
(Cost $17,387)		17,585

COLLATERALIZED MORTGAGE OBLIGATIONS—11.7%
Principal Amount		Value
	BANK 2019-BNK16
	Series 2019-BN16 Cl. ASB
$651	3.898%—02/15/2052	$713
	BANK 2021-BNK36
	Series 2021-BN36 Cl. A5
689	2.470%—09/15/2064	706
	Barclays Commerical Mortgage Securities LLC
	Series 2012-C2 Cl. A4
517	3.525%—05/10/2063	522
	BBCMS Mortgage Trust
	Series 2020-C6 Cl. A2
380	2.690%—02/15/2053	392
	Benchmark Mortgage Trust
	Series 2021-B26 Cl. A3
387	2.391%—06/15/2054	396
	Series 2019-B15 Cl. A5
212	2.928%—12/15/2072	225
		621
	BX Commercial Mortgage Trust
	Series 2021-VOLT Cl. A
403	0.790% (1 Month USD LIBOR + 0.813) 09/15/2036[1,3]	404
	Series 2019-XL Cl. A
470	1.010% (1 Month USD LIBOR + 1.012) 10/15/2036[1,3]	470
		874
	CIM Trust Corp.
	Series 2020-INV1 Cl. A2
124	2.500%—04/25/2050[1,3]	125
	Citigroup Commercial Mortgage Trust
	Series 2015-GC27 Cl. AAB
290	2.944%—02/10/2048	298
	Commercial Mortgage Pass-Through Certificates
	Series 2014-CR14 Cl. A2
188	3.147%—02/10/2047	190
	Series 2014-CR21 Cl. A3
239	3.528%—12/10/2047	251
	Series 2014-UBS3 Cl. A3
443	3.546%—06/10/2047	461
	Series 2013-CR8 Cl. A5
502	3.612%—06/10/2046	520
		1,422
	Flagstar Mortgage Trust
	Series 2021-8INV Cl. A3
378	2.500%—09/25/2051	384
	Freddie Mac Seasoned Credit Risk Transfer Trust
	Series 2020-2 Cl. MA
208	2.000%—11/25/2059	210
	Series 2020-3 Cl. MA
236	2.000%—05/25/2060	236
	Series 2021-1 Cl. MA
328	2.000%—09/25/2060	327
	Series 2021-3 Cl. MA
515	2.000%—03/25/2061	523
	Series 2020-1 Cl. MA
226	2.500%—08/25/2059	231
	Series 2018-1 Cl. MA
159	3.000%—05/25/2057	165
	Series 2018-4 Cl. MA
478	3.500%—03/25/2058	498
	Series 2019-2 Cl. MA
244	3.500%—08/25/2058	254
		2,444

Harbor Core Bond Fund
Portfolio of Investments—Continued

Value, Cost and Principal Amounts in Thousands
COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount		Value
	FRESB Mortgage Trust
	Series 2019-SB63 Cl. A5H
$310	2.550% (1 Month USD LIBOR + 0.498) 02/25/2039[3]	$317
	GS Mortgage Backed Securities Trust
	Series 2021-PJ2 Cl. A2
372	2.500%—07/25/2051[1,3]	376
	Series 2020-INV1 Cl. A14
231	2.968%—10/25/2050[1,3]	235
	Series 2020-PJ4 Cl. A2
153	3.000%—01/25/2051[1,3]	155
		766
	GS Mortgage Securities Trust
	Series 2012-GCJ7 Cl. A4
82	3.377%—05/10/2045	82
	Invitation Homes Trust
	Series 2018-SFR1 Cl. A
105	0.786% (1 Month USD LIBOR + 1.941) 03/17/2037[1,4]	105
	JPMBB Commercial Mortgage Securities Trust
	Series 2015-C32 Cl. A2
219	2.816%—11/15/2048	220
	Series 2019-C6 Cl. A4
351	3.057%—11/13/2052	375
		595
	JPMorgan Chase Commercial Mortgage Securities Trust
	Series 2019-COR5 Cl. A2
635	3.150%—06/13/2052	656
	Series 2012-CBX Cl. A4
58	3.483%—06/15/2045	59
		715
	JPMorgan Mortgage Trust
	Series 2021-1 Cl. A3
275	2.500%—06/25/2051[1,3]	278
	Series 2021-3 Cl. A3
485	2.500%—07/01/2051[1,3]	490
		768
	MetLife Securitization Trust
	Series 2020-INV1 Cl. A2A
200	2.500%—05/25/2050[1,3]	202
	Morgan Stanley Bank of America Merrill Lynch Trust
	Series 2015-C22 Cl. A4
532	3.306%—04/15/2048	562
	Series 2014-C14 Cl. A5
720	4.064%—02/15/2047	763
		1,325
	Morgan Stanley Capital I Trust
	Series 2012-C4 Cl. A4
71	3.244%—03/15/2045	72
	Series 2015-UBS8 Cl. A4
438	3.809%—12/15/2048	472
		544
	PSMC Trust
	Series 2021-2 Cl. A3
571	2.500%—05/25/2051[1,3]	582
	Series 2020-2 Cl. A2
104	3.000%—05/25/2050[1,3]	105
		687
	Sequoia Mortgage Trust
	Series 2021-1 Cl. A1
399	2.500%—03/25/2051[1,3]	403
COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount		Value
	Tricon American Homes Trust
	Series 2020-SFR1 Cl. A
$334	1.499%—07/17/2038[1]	$332
	Wells Fargo Commercial Mortgage Trust
	Series 2021-C59 Cl. A5
639	2.626%—04/15/2054	662
	Wells Fargo Mortgage Backed Securities Trust
	Series 2021-INV1 Cl. A2
423	2.500%—08/25/2051[1,3]	429
	WF RBS Commercial Mortgage Trust
	Series 2012-C10 Cl. A3
244	2.875%—12/15/2045	248
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $16,786)		16,681

CORPORATE BONDS & NOTES—29.3%
AEROSPACE & DEFENSE—1.6%
	BAE Systems Holdings Inc.
400	3.400%—04/15/2030[1]	428
489	3.800%—10/07/2024[1]	524
		952
	General Dynamics Corp.
59	4.250%—04/01/2050	77
	Lockheed Martin Corp.
198	2.800%—06/15/2050	202
225	4.700%—05/15/2046	298
		500
	Northrop Grumman Corp.
298	5.250%—05/01/2050	425
	Textron Inc.
370	3.000%—06/01/2030	387
		2,341
AIR FREIGHT & LOGISTICS—0.3%
	FedEx Corp.
270	4.050%—02/15/2048	308
	United Parcel Service Inc.
73	5.300%—04/01/2050	109
		417
AUTOMOBILES—1.4%
	General Motors Co.
248	5.400%—10/02/2023	268
	Hyundai Capital America Co.
468	5.750%—04/06/2023[1]	499
	Toyota Motor Credit Corp. MTN[5]
572	3.000%—04/01/2025	606
197	3.375%—04/01/2030	218
		824
	Volkswagen Group of America Finance LLC
413	2.900%—05/13/2022[1]	418
		2,009
BANKS—3.0%
	Bank of America Corp. MTN[5]
500	3.500%—04/19/2026	540
206	4.330%—03/15/2050[4]	257
		797

Harbor Core Bond Fund
Portfolio of Investments—Continued

Value, Cost and Principal Amounts in Thousands
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
BANKS—Continued
	Citigroup Inc.
$427	2.520%—11/03/2032	$426
421	3.400%—05/01/2026	453
169	3.520%—10/27/2028[4]	182
279	4.412%—03/31/2031[4]	320
		1,381
	JPMorgan Chase & Co.
476	4.203%—07/23/2029[4]	534
330	4.493%—03/24/2031[4]	383
		917
	Lloyds Banking Group plc
300	2.438% (U.S. Treasury 1 Year Constant Maturity Yield + 0.687) 02/05/2026[3]	309
	PNC Bank NA
250	3.500%—06/08/2023	261
	Toronto Dominion Bank MTN[5]
600	0.750%—09/11/2025	587
		4,252
BEVERAGES—0.5%
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.
358	4.900%—02/01/2046	457
	Coca-Cola Co.
270	3.000%—03/05/2051	288
		745
BIOTECHNOLOGY—0.2%
	Abbvie Inc.
300	4.500%—05/14/2035	355
CAPITAL MARKETS—3.8%
	Apollo Management Holdings LP
250	4.000%—05/30/2024[1]	268
	Blackstone Holdings Finance Co. LLC
223	2.800%—09/30/2050[1]	219
205	3.150%—10/02/2027[1]	218
286	3.500%—09/10/2049[1]	315
		752
	Credit Suisse Group AG
291	1.305%—02/02/2027[1,4]	282
	Goldman Sachs Group Inc.
291	3.800%—03/15/2030	323
420	5.750%—01/24/2022	425
		748
	KKR Group Finance Co. II LLC
289	5.500%—02/01/2043[1]	387
	KKR Group Finance Co. III LLC
140	5.125%—06/01/2044[1]	181
	Macquarie Group Ltd.
363	1.340%—01/12/2027[1,4]	357
165	3.189%—11/28/2023[1,4]	169
		526
	Macquarie Group Ltd. MTN[5]
250	4.150%—03/27/2024[1,4]	261
	Moody's Corp.
248	2.550%—08/18/2060	224
	Morgan Stanley MTN[5]
645	3.125%—07/27/2026	686
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
CAPITAL MARKETS—Continued
$285	3.622%—04/01/2031[4]	$311
252	3.875%—01/27/2026	275
		1,272
	State Street Corp.
110	2.901%—03/30/2026[4]	116
95	3.152%—03/30/2031[4]	103
		219
	UBS Group AG
300	4.125%—04/15/2026[1]	330
		5,450
COMMUNICATIONS EQUIPMENT—0.3%
	Juniper Networks Inc.
365	1.200%—12/10/2025	360
CONSUMER FINANCE—0.8%
	American Express Co.
150	3.400%—02/27/2023	155
	Capital One Financial Corp.
450	3.300%—10/30/2024	478
	General Motors Financial Co. Inc.
444	4.150%—06/19/2023	466
	Mastercard Inc.
71	3.850%—03/26/2050	87
		1,186
DIVERSIFIED FINANCIAL SERVICES—0.5%
	Cooperatieve Rabobank U.A.
400	3.875%—09/26/2023[1]	424
	Ferguson Finance plc
310	3.250%—06/02/2030[1]	330
		754
DIVERSIFIED TELECOMMUNICATION SERVICES—1.1%
	AT&T Inc.
664	1.294% (3 Month USD LIBOR + 0.541) 06/12/2024[3]	679
306	3.500%—06/01/2041	316
		995
	Verizon Communications Inc.
162	4.500%—08/10/2033	191
247	4.522%—09/15/2048	314
		505
		1,500
ELECTRIC UTILITIES—2.7%
	Berkshire Hathaway Energy Co.
195	4.050%—04/15/2025	213
525	6.125%—04/01/2036	722
		935
	CenterPoint Energy Inc.
401	1.450%—06/01/2026	397
	Duke Energy Carolinas, LLC
111	3.950%—03/15/2048	130
	Eversource Energy
260	2.750%—03/15/2022	262
200	2.900%—10/01/2024	209
		471

Harbor Core Bond Fund
Portfolio of Investments—Continued

Value, Cost and Principal Amounts in Thousands
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
ELECTRIC UTILITIES—Continued
	Exelon Corp.
$82	4.700%—04/15/2050	$106
368	5.100%—06/15/2045	490
		596
	Southern Co.
430	3.250%—07/01/2026	458
298	4.250%—07/01/2036	341
		799
	Virginia Electric & Power Co.
305	3.150%—01/15/2026	326
	Xcel Energy Inc.
220	3.400%—06/01/2030	239
		3,893
ENTERTAINMENT—0.2%
	Walt Disney Co.
164	4.700%—03/23/2050	220
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—1.2%
	Boston Properties LP
468	4.500%—12/01/2028	535
	Digital Realty Trust LP
123	3.600%—07/01/2029	134
368	3.700%—08/15/2027	403
		537
	Federal Realty Investment Trust
582	1.250%—02/15/2026	576
		1,648
HEALTH CARE PROVIDERS & SERVICES—1.1%
	Cigna Corp.
495	3.400%—03/01/2027	533
	CommonSpirit Health
225	3.910%—10/01/2050	254
232	4.187%—10/01/2049	273
		527
	PeaceHealth Obligated Group
580	1.375%—11/15/2025	581
		1,641
HOTELS, RESTAURANTS & LEISURE—0.2%
	McDonald's Corp. MTN[5]
225	3.500%—07/01/2027	245
INSURANCE—2.1%
	AIA Group Ltd.
619	3.600%—04/09/2029[1]	674
	American International Group Inc.
465	4.125%—02/15/2024	498
	Equitable Financial Life Global Funding
425	1.400%—07/07/2025[1]	423
	Five Corners Funding Trust
250	4.419%—11/15/2023[1]	268
	Liberty Mutual Group Inc.
400	4.569%—02/01/2029[1]	462
	Lincoln National Corp.
266	3.400%—01/15/2031	287
173	3.625%—12/12/2026	189
		476
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
INSURANCE—Continued
	Mass Mutual Life Insurance Co.
$170	3.375%—04/15/2050[1]	$183
		2,984
INTERNET & DIRECT MARKETING RETAIL—0.3%
	Amazon.com Inc.
391	3.250%—05/12/2061	428
MEDIA—1.1%
	Charter Communications Operating LLC / Charter Communications Operating Capital
478	6.384%—10/23/2035	622
	Comcast Corp.
146	3.300%—04/01/2027	157
392	3.400%—04/01/2030	428
		585
	COX Communications Inc.
390	1.800%—10/01/2030[1]	370
		1,577
MULTI-UTILITIES—0.2%
	WEC Energy Group Inc.
348	1.375%—10/15/2027	339
OIL, GAS & CONSUMABLE FUELS—2.2%
	Chevron Corp.
179	1.995%—05/11/2027	183
	Dominion Energy Gas Holdings LLC
170	2.500%—11/15/2024	177
	Dominion Energy Inc.
300	5.250%—08/01/2033	372
	Exxon Mobil Corp.
291	2.992%—03/19/2025	308
	Occidental Petroleum Corp.
1,313	0.000%—10/10/2036[6]	741
	Phillips 66 Partners LP
197	3.605%—02/15/2025	209
	Schlumberger Holdings Corp.
252	3.900%—05/17/2028[1]	276
	Shell International Finance BV
267	2.375%—04/06/2025	277
	Southern Co. Gas Capital Corp.
220	1.750%—01/15/2031	207
	Sunoco Logistics Partners Operations LP
375	3.900%—07/15/2026	406
		3,156
PHARMACEUTICALS—0.2%
	Pfizer Inc.
297	2.550%—05/28/2040	296
PROFESSIONAL SERVICES—0.5%
	Verisk Analytics Inc.
610	3.625%—05/15/2050	670
ROAD & RAIL—1.2%
	Canadian National Railway Co.
172	3.650%—02/03/2048	198
	Canadian Pacific Railway Co.
190	6.125%—09/15/2115	296
	Norfolk Southern Corp.
310	4.837%—10/01/2041	399

Harbor Core Bond Fund
Portfolio of Investments—Continued

Value, Cost and Principal Amounts in Thousands
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
ROAD & RAIL—Continued
	Penske Truck Leasing Co. LP / PTL Finance Corp.
$500	3.900%—02/01/2024[1]	$530
	Ryder System Inc. MTN[5]
307	3.650%—03/18/2024	326
		1,749
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.7%
	Broadcom Inc.
272	4.110%—09/15/2028	300
	LAM Research Corp.
110	2.875%—06/15/2050	112
	NXP BV / NXP Funding LLC
251	4.625%—06/01/2023[1]	266
	NXP BV / NXP Funding LLC / NXP USA Inc.
255	2.700%—05/01/2025[1]	265
		943
SOFTWARE—0.3%
	Oracle Corp.
443	2.500%—04/01/2025	460
SPECIALTY RETAIL—0.3%
	Home Depot Inc.
220	3.300%—04/15/2040	239
	Lowe's Cos. Inc.
107	3.700%—04/15/2046	120
59	5.000%—04/15/2040	75
		195
		434
TRADING COMPANIES & DISTRIBUTORS—1.0%
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust
426	3.000%—10/29/2028	433
272	4.125%—07/03/2023	286
		719
	Air Lease Corp.
374	3.875%—07/03/2023	391
	Ferguson Finance plc
236	4.500%—10/24/2028[1]	270
		1,380
WATER UTILITIES—0.2%
	Aquarion Co.
238	4.000%—08/15/2024[1]	254
WIRELESS TELECOMMUNICATION SERVICES—0.1%
	T-Mobile USA Inc.
132	3.500%—04/15/2025	141
TOTAL CORPORATE BONDS & NOTES
(Cost $39,240)		41,827

MORTGAGE PASS-THROUGH—25.5%
	Federal Home Loan Mortgage Corp.
244	1.931%—06/01/2047[3]	254
548	2.000%—06/01/2050-08/01/2050	552
4,608	2.500%—08/01/2030-02/01/2051	4,761
257	2.753%—01/01/2049[3]	267
3,719	3.000%—06/01/2034-09/01/2050	3,947
3,555	3.500%—05/01/2042-05/01/2050	3,809
MORTGAGE PASS-THROUGH—Continued
Principal Amount		Value
$567	4.000%—02/01/2046-05/01/2049	$615
221	4.500%—03/01/2049	240
		14,445
	Federal National Mortgage Association
3,797	2.000%—08/01/2050-08/01/2051	3,815
221	2.319%—12/01/2036[3]	234
1,153	2.500%—08/01/2035-10/01/2050	1,196
303	2.606%—04/01/2047[3]	317
4,052	3.000%—11/01/2034-04/01/2051	4,270
2,649	3.500%—10/01/2037-09/01/2051	2,846
3,199	4.000%—04/01/2045-04/01/2050	3,475
1,897	4.500%—05/01/2046-09/01/2050	2,084
513	5.000%—08/01/2049	572
		18,809
	Government National Mortgage Association
1,089	2.500%—01/20/2051	1,136
500	4.000%—09/20/2041-09/15/2046	553
1,203	4.500%—01/15/2042-08/20/2047	1,331
		3,020
TOTAL MORTGAGE PASS-THROUGH
(Cost $36,074)		36,274

MUNICIPAL BONDS—2.0%
	City & County of Denver Co. Airport System
375	1.722%—11/15/2027	376
	Florida State Board of Administration Finance Corp.
241	1.258%—07/01/2025	241
	Metropolitan Transportation Authority
195	5.871%—11/15/2039	257
	Metropolitan Water Reclamation District of Greater Chicago
145	5.720%—12/01/2038	203
	New York State Urban Development Corp.
555	5.770%—03/15/2039	692
	Port Authority of New York and New Jersey
555	1.086%—07/01/2023	560
	State of California
300	7.500%—04/01/2034	460
TOTAL MUNICIPAL BONDS
(Cost $2,617)		2,789

U.S. GOVERNMENT OBLIGATIONS—18.3%
	U.S. Small Business Administration
	Series 2012-20C Cl. 1
109	2.510%—03/01/2032	112
	Series 2017-20H Cl. 1
136	2.750%—08/01/2037	143
	Series 2014-20K Cl. 1
276	2.800%—11/01/2034	287
	Series 2016-20L Cl. 1
956	2.810%—12/01/2036	1,016
	Series 2015-20H Cl. 1
276	2.820%—08/01/2035	290
	Series 2017-20J Cl. 1
202	2.850%—10/01/2037	213
	Series 2018-20B Cl. 1
255	3.220%—02/01/2038	272

Harbor Core Bond Fund
Portfolio of Investments—Continued

Value, Cost and Principal Amounts in Thousands
U.S. GOVERNMENT OBLIGATIONS—Continued
Principal Amount		Value
	Series 2018-20G Cl. 1
$374	3.540%—07/01/2038	$407
		2,740
	U.S. Treasury Bonds
5,283	1.125%—05/15/2040-08/15/2040	4,571
691	1.250%—05/15/2050	585
1,744	1.375%—08/15/2050	1,522
1,392	1.750%—08/15/2041	1,340
3,090	1.875%—02/15/2041-02/15/2051	3,040
974	2.000%—08/15/2051	988
1,339	3.000%—08/15/2048	1,635
		13,681
	U.S. Treasury Inflation Index Notes[7]
592	0.125%—01/15/2030	656
136	1.000%—02/15/2049	187
		843
U.S. GOVERNMENT OBLIGATIONS—Continued
Principal Amount		Value
	U.S. Treasury Notes
$5,627	0.625%—07/31/2026	$5,485
3,428	1.250%—08/15/2031	3,332
		8,817
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $26,156)		26,081
TOTAL INVESTMENTS—99.1%
(Cost $138,260)		141,237
CASH AND OTHER ASSETS, LESS LIABILITIES—0.9%		1,251
TOTAL NET ASSETS—100.0%		$142,488

FAIR VALUE MEASUREMENTS
As of October 31, 2021, the investments in Home Partners of America Trust (as disclosed in the preceding Portfolio of Investments) was classified as Level 3 and all other investments were classified as Level 2.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2021. Transfers into or out of Level 3 are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occured.
Valuation Description	Beginning Balance as of 11/01/2020 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss) (000s)	Change in Unrealized Appreciation/ (Depreciation) (000s)	Transfers Into Level 3 (000s)	Transfers Out of Level 3[h] (000s)	Ending Balance as of 10/31/2021 (000s)	Unrealized Gain/(Loss) as of 10/31/2021 (000s)
Asset-Backed Securities	$349	$465	$—	$(44)	$—	$(3)	$—	$(302)	$465	$—
Collateralized Mortgage Obligations	327	—	—	(83)	—	(8)	—	(236)	—	—
	$676	$465	$—	$(127)	$—	$(11)	$—	$(538)	$465	$—
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 10/31/2021 (000s)	Valuation Technique	Unobservable Input(s)	Input Value(s)
Investments in Securities
Asset-Backed Securities
Home Partners of America Trust Series 2021-2 Cl. A	$ 465	Market Approach	Purchased Price	$ 99.98

Harbor Core Bond Fund
Portfolio of Investments—Continued

x	Fair valued in accordance with Harbor Funds' Valuation Procedures.
1
Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At October 31, 2021, the aggregate value of these securities was $29,116 or 20% of net assets.

2	CLO after the name of a security stands for Collateralized Loan Obligation.
3
Variable or floating rate security; the stated rate represents the rate in effect at October 31, 2021. The variable rate for such securities may be based on the indicated
reference rate and spread or on an underlying asset or pool of assets rather than a reference rate and may be determined by current interest rates, prepayments or other financial indicators.

4
Rate changes from fixed to variable rate at a specified date prior to its final maturity. Stated rate is fixed rate currently in effect and stated date is the final maturity date, except for perpetuity bonds.

5	MTN after the name of a security stands for Medium Term Note.
6	Zero coupon bond
7	Inflation-protected securities (“IPS”) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.
h	Transferred from Level 3 to Level 2 due to the availability of observable market data pricing
The accompanying notes are an integral part of the Financial Statements.

Harbor High-Yield Bond Fund
Manager’s Commentary (Unaudited)

Subadviser
Shenkman Capital Management, Inc.
461 Fifth Avenue
22nd Floor
New York, NY 10017
Portfolio Managers
Mark R. Shenkman
Since 2002
Justin W. Slatky
Since 2012
Eric Dobbin
Since 2012
Robert S. Kricheff
Since 2015
Neil Wechsler, CFA
Since 2017
Jordan N. Barrow, CFA
Since 2020
Shenkman Capital has subadvised the Fund since 2002.
Investment Objective
The Fund seeks total returns (i.e., current income and capital appreciation).
Management’s Discussion of
Fund Performance
Market review
In the 12-month period ended October 31, 2021, the leveraged debt markets continued to see an exceptional level of new issuance. This new issuance was dominated by refinancings but included an increase in acquisition financing from the previous year. Access to capital for corporations has, not surprisingly, coincided with a decline in the overall default rate. According to J.P. Morgan Research, the high yield bond market default rates decreased from over 6% to less than 1% over the last 12-month period. The increase in new issuers to the market has also added to diversification.
Throughout this period in the market, the spread to worst tightened from 444 bps to 316 bps, as measured by the ICE BofA U.S. Non-Distressed High Yield Index (the “H0ND” or the “Index”). As default risk appeared to subside, the lowest rated tier of the H0ND (CCC and below) outperformed with a positive return of 11.3% compared to the H0ND’s overall return of 8.9%. The longer duration tiers of the market (bonds having an option-adjusted duration of longer than 8 years) also outperformed during this period. The outperformance of the longer duration tiers appears to be driven by spread compression as U.S. interest rates increased during this period, with the U.S. 10 Year Treasury yield rising by more than 70 bps. Another sign of the overall spread tightening and risk buying that occurred during this time is how few bonds are now trading at distressed levels, which is defined as a spread of 1000 bps or greater. The ICE BofA U.S. Distressed High Yield Index (H0DI) shrunk from $133.4 billion a year ago to only $27 billion as of October 31, 2021.
During the last twelve months, the largest sector outperformance in the H0ND was by the Oil & Gas sector, which returned 25.4%, as oil prices rose from approximately $36.81 per barrel to $84.65 per barrel based on WTI oil contracts. The next highest performing sector was Midstream which returned 15.4% during the period. All sectors had positive returns, however, laggards included Cable & Satellite and Telecom which returned 3.3% and 4.6%, respectively.
performance
Harbor High-Yield Bond Fund returned 9.64% (Retirement Class), 9.55% (Institutional Class), 9.35% (Administrative Class) and 9.31% (Investor Class) for the year ended October 31, 2021, outpacing the H0ND which returned 8.93%. The ICE BofA U.S. High Yield (H0A0) returned 10.74%. The Fund’s overweight and selection in CCC rated bonds contributed to relative performance, returning 17.9% compared to the H0ND’s return of 11.3%. Selection in BB and single B rated credits also contributed to the Fund’s outperformance of H0ND. By sector, the Fund’s largest contributor relative to the benchmark was Oil & Gas. The underweighting produced a negative effect but selection in the sector contributed approximately 78 bps to relative outperformance. The Fund’s biggest detractor by sector was Health Care. The Fund’s overweight to the Health Care sector was a negative contributor but the selection was a positive contributor which netted -8 bps from relative performance. Out-of-index positions including bank loans, convertible bonds and BBB rated issues contributed approximately 29 bps of relative performance.

Harbor High-Yield Bond Fund
Manager’s Commentary—Continued

CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2011 through 10/31/2021
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the ICE BofAML U.S. Non-Distressed High Yield Index (H0ND) and the ICE BofAML U.S. High Yield Index (H0A0). The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2021
	1 Year	Annualized
		5 Years	10 Years
Harbor High-Yield Bond Fund
Retirement Class[1]	9.64%	5.68%	5.47%
Institutional Class	9.55	5.62	5.43
Administrative Class	9.35	5.36	5.17
Investor Class	9.31	5.23	5.04
Comparative Indices
ICE BofA U.S. Non-Distressed High Yield (H0ND)	8.93%	6.20%	6.68%
ICE BofA U.S. High Yield (H0A0)	10.74	6.25	6.66
As stated in the Fund’s prospectus dated March 1, 2021, the expense ratios were 0.57% (Net) and 0.66% (Gross) (Retirement Class); 0.65% (Net) and 0.74% (Gross) (Institutional Class); 0.90% (Net) and 0.99% (Gross) (Administrative Class); and 1.01% (Net) and 1.10% (Gross) (Investor Class).  The net expense ratios reflect a contractual management fee waiver effective through 02/28/2022. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050. The Fund charged a redemption fee of 1% on redemption of Fund shares that are held for less than 90 days through February 28, 2021. Effective March 1, 2021, the Fund no longer charges redemption fees.
Outlook & Strategy
1
Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.

This report contains the current opinions of Shenkman Capital Management, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There is no guarantee that the investment objective of the Fund will be achieved. Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. As interest rates rise, the values of fixed income securities held by the Fund are likely to decrease and reduce the value of the Fund’s portfolio. High-yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor High-Yield Bond Fund
Portfolio of Investments—October 31, 2021

SECTOR ALLOCATION (% of investments) - Unaudited

Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands
BANK LOAN OBLIGATIONS—4.0%
Principal Amount		Value
CHEMICALS—0.1%
	Sparta U.S. HoldCo LLC
	Term Loan
$265	4.250% (LIBOR Floor + 3.500) 08/02/2028[1]	$265
CONTAINERS & PACKAGING—0.4%
	Mauser Packaging Solutions Holding Co.
	Term Loan B
1,603	3.337% (1 Month USD LIBOR + 3.250) 04/03/2024[1]	1,563
ENTERTAINMENT—0.3%
	William Morris Endeavor Entertainment LLC
	First-Lien Term Loan B
1,116	2.840% (1 Month USD Libor + 2.750) 05/18/2025[1]	1,097
HEALTH CARE PROVIDERS & SERVICES—0.2%
	ADMI Corp.
	Term Loan B2
765	3.625% (LIBOR Floor + 3.125) 12/23/2027[1]	759
HEALTH CARE TECHNOLOGY—0.3%
	AthenaHealth Inc.
	Term Loan
892	4.377% (3 Month USD LIBOR + 4.250) 02/11/2026[1]	896
	Verscend Holding Corp.
	Term Loan B
266	4.087% (1 Month USD LIBOR + 4.000) 08/27/2025[1]	267
		1,163
INSURANCE—0.3%
	Asurion LLC
	Second Lien Term Loan B4
716	5.337% (1 Month USD LIBOR + 5.250) 01/15/2029[1]	714
	Term Loan B3
249	5.337% (1 Month USD LIBOR + 5.250) 02/03/2028[1]	249
		963
IT SERVICES—0.3%
	Intrado Corp.
	Term Loan B
610	5.000% (LIBOR Floor + 4.000) 10/10/2024[1]	600
	Optiv Security Inc.
	First-Lien Term Loan
564	4.250% (LIBOR Floor + 3.250) 02/01/2024[1]	559
		1,159
BANK LOAN OBLIGATIONS—Continued
Principal Amount		Value
MEDIA—0.5%
	DIRECTV Financing LLC Term Loan
	Term Loan
$525	5.750% (LIBOR Floor + 5.000) 08/02/2027[1]	$526
	Learfield Communications LLC
	Term Loan B
379	4.250% (LIBOR Floor + 3.250) 12/01/2023[1]	364
	Triton Water Holdings Inc.
	Term Loan
594	4.000% (LIBOR Floor + 3.500) 03/31/2028[1]	593
	Univision Communications Inc.
	Term Loan
203	2.760% (LIBOR Floor + 2.750) 03/15/2024[1]	203
		1,686
METALS & MINING—0.2%
	Grinding Media Inc.
	Term Loan B
738	4.750% (LIBOR Floor + 4.000) 09/22/2028[1]	740
SOFTWARE—1.4%
	Finastra USA Inc.
	Term Loan B
1,363	4.500% (LIBOR Floor + 3.500) 06/13/2024[1]	1,357
	Term Loan
752	7.260% (LIBOR Floor + 7.250) 06/13/2025[1]	754
		2,111
	Kenan Advantage Group Inc.
	Term Loan B1
524	4.500% (LIBOR Floor + 3.750) 03/24/2026[1]	525
	Project Alpha Intermediate Holding Inc.
	Term Loan B
226	4.090% (1 Month USD LIBOR + 4.000) 04/26/2024[1]	226
	RealPage Inc.
	First-Lien Term Loan
540	3.750% (LIBOR Floor + 3.250) 04/22/2028[1]	539
	TIBCO Software Inc.
	Term Loan B
545	3.840% (1 Month USD LIBOR + 3.750) 07/03/2026[1]	536

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands
BANK LOAN OBLIGATIONS—Continued
Principal Amount		Value
SOFTWARE—Continued
	Second-Lien Term Loan
$1,151	7.340% (1 Month USD LIBOR + 7.250) 03/04/2028[1]	$1,156
		1,692
		5,093
TOTAL BANK LOAN OBLIGATIONS
(Cost $14,402)		14,488

CONVERTIBLE BONDS—5.3%
AEROSPACE & DEFENSE—0.0%
	Parsons Corp.
171	0.250%—08/15/2025	174
AIRLINES—0.2%
	Jetblue Airways Corp.
388	0.500%—04/01/2026[2]	374
	Spirit Airlines Inc.
387	1.000%—05/15/2026	350
		724
AUTOMOBILES—0.1%
	Ford Motor Co.
221	0.000%—03/15/2026[2,3]	263
BIOTECHNOLOGY—0.3%
	BioMarin Pharmaceutical Inc.
976	1.250%—05/15/2027	987
CONSUMER FINANCE—0.0%
	LendingTree Inc.
200	0.500%—07/15/2025	172
DIVERSIFIED CONSUMER SERVICES—0.4%
	Chegg Inc.
904	0.000%—09/01/2026[3]	849
	Stride Inc.
548	1.125%—09/01/2027	550
		1,399
ENTERTAINMENT—0.2%
	Zynga Inc.
558	0.000%—12/15/2026[2,3]	539
HEALTH CARE EQUIPMENT & SUPPLIES—0.5%
	Haemonetics Corp.
1,032	0.000%—03/01/2026[2,3]	906
	Nuvasive Inc.
1,038	0.375%—03/15/2025	984
94	1.000%—06/01/2023	94
		1,078
		1,984
HOTELS, RESTAURANTS & LEISURE—0.5%
	DraftKings Inc.
1,271	0.000%—03/15/2028[2,3]	1,114
	The Cheesecake Factory Inc.
567	0.375%—06/15/2026	517
		1,631
CONVERTIBLE BONDS—Continued
Principal Amount		Value
INTERACTIVE MEDIA & SERVICES—1.0%
	Liberty Tripadvisor Holdings Inc.
$922	0.500%—06/30/2051[2]	$780
	Spotify USA Inc.
1,187	0.000%—03/15/2026[2,3]	1,131
	Tripadvisor Inc.
823	0.250%—04/01/2026[2]	740
	Twitter Inc.
1,077	0.000%—03/15/2026[2,3]	993
		3,644
INTERNET & DIRECT MARKETING RETAIL—0.2%
	Wayfair Inc.
715	0.625%—10/01/2025	708
MEDIA—0.3%
	Cable One Inc.
555	0.000%—03/15/2026[2,3]	529
	Dish Network Corp.
704	3.375%—08/15/2026	719
		1,248
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.2%
	Enphase Energy Inc.
563	0.000%—03/01/2026[2,3]	612
SOFTWARE—1.0%
	Alarm.Com Holdings Inc.
400	0.000%—01/15/2026[2,3]	369
	Bentley Systems Inc.
569	0.375%—07/01/2027[2]	578
	Envestnet Inc.
350	0.750%—08/15/2025[2]	359
	New Relic Inc.
158	0.500%—05/01/2023	166
	RingCentral Inc.
1,021	0.000%—03/01/2025-03/15/2026[3]	1,001
	Splunk Inc.
1,232	1.125%—06/15/2027	1,293
		3,766
SPECIALTY RETAIL—0.4%
	Liberty Interactive LLC
1,675	3.750%—02/15/2030	1,296
TOTAL CONVERTIBLE BONDS
(Cost $19,244)		19,147

CORPORATE BONDS & NOTES—88.2%
AEROSPACE & DEFENSE—2.0%
	Howmet Aerospace Inc.
217	5.900%—02/01/2027	249
341	5.950%—02/01/2037	411
7	6.875%—05/01/2025	8
		668
	TransDigm Inc.
1,748	6.250%—03/15/2026[2]	1,827
1,185	6.375%—06/15/2026	1,227
1,145	8.000%—12/15/2025[2]	1,219
		4,273

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
AEROSPACE & DEFENSE—Continued
	TransDigm UK Holdings plc
$1,245	6.875%—05/15/2026	$1,313
	Triumph Group Inc.
220	7.750%—08/15/2025	224
696	8.875%—06/01/2024[2]	767
		991
		7,245
AIRLINES—0.6%
	American Airlines Inc./AAdvantage Loyalty IP Ltd.
431	5.500%—04/20/2026[2]	453
873	5.750%—04/20/2029[2]	940
		1,393
	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
492	6.500%—06/20/2027[2]	536
	Western Global Airlines LLC
318	10.375%—08/15/2025[2]	354
		2,283
AUTO COMPONENTS—1.7%
	Allison Transmission Inc.
592	3.750%—01/30/2031[2]	570
	American Axle + MFG Inc. Co.
678	5.000%—10/01/2029	649
	Dana Financing Luxembourg Sarl
777	5.750%—04/15/2025[2]	801
	Goodyear Tire & Rubber Co.
523	5.000%—05/31/2026	536
985	5.000%—07/15/2029[2]	1,040
191	5.250%—04/30/2031	205
11	5.250%—07/15/2031[2]	12
137	5.625%—04/30/2033	147
1,115	9.500%—05/31/2025	1,217
		3,157
	Panther BF Aggregator 2 LP / Panther Finance Co. Inc.
146	6.250%—05/15/2026[2]	153
172	8.500%—05/15/2027[2]	183
		336
	Tenneco Inc.
688	5.125%—04/15/2029[2]	683
		6,196
AUTOMOBILES—2.7%
	Ford Motor Co.
607	4.750%—01/15/2043	664
376	5.291%—12/08/2046	432
571	8.500%—04/21/2023	627
597	9.000%—04/22/2025	718
		2,441
	Ford Motor Credit Co. LLC
486	3.625%—06/17/2031	492
998	4.000%—11/13/2030	1,043
2,164	4.125%—08/17/2027	2,299
418	5.125%—06/16/2025	454
		4,288
	Jaguar Land Rover Automotive plc
783	5.500%—07/15/2029[2]	760
300	5.625%—02/01/2023[2]	302
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
AUTOMOBILES—Continued
$676	5.875%—01/15/2028[2]	$675
676	7.750%—10/15/2025[2]	729
		2,466
	Thor Industries Inc.
413	4.000%—10/15/2029[2]	410
		9,605
BUILDING PRODUCTS—0.6%
	Forterra Finance LLC / FRTA Finance Corp.
713	6.500%—07/15/2025[2]	761
	Masonite International Corp.
453	3.500%—02/15/2030[2]	443
	Standard Industries Inc.
866	3.375%—01/15/2031[2]	804
		2,008
CAPITAL MARKETS—1.2%
	AP Core Holdings II LLC
545	6.250% (LIBOR Floor + 5.500) 07/21/2027	547
	CTR Partnership LP / CareTrust Capital Corp.
580	3.875%—06/30/2028[2]	589
	Global Infrastructure Solutions Inc.
860	5.625%—06/01/2029[2]	883
	GrafTech Finance Inc.
954	4.625%—12/15/2028[2]	965
	Metis Merger Sub LLC
1,014	6.500%—05/15/2029[2]	1,005
	RP Escrow Issuer LLC
445	5.250%—12/15/2025[2]	446
		4,435
CHEMICALS—4.0%
	Ashland LLC Co.
365	3.375%—09/01/2031[2]	361
	Consolidated Energy Finance SA
371	5.625%—10/15/2028[2]	370
	Herens Holdco Sarl
230	4.750%—05/15/2028[2]	228
	Illuminate Buyer LLC / Illuminate Holdings IV Inc.
1,001	9.000%—07/01/2028[2]	1,083
	Ineos Quattro Finance 2 plc
549	3.375%—01/15/2026[2]	546
	LSF HoldCo LLC
876	6.625%—10/15/2029[2]	878
	Methanex Corp.
2,277	5.125%—10/15/2027	2,405
309	5.250%—12/15/2029	328
		2,733
	Olin Corp.
332	9.500%—06/01/2025[2]	408
	Olympus Water US Holding Corp.
732	4.250%—10/01/2028[2]	721
678	6.250%—10/01/2029[2]	677
		1,398
	Polar US Borrower LLC / Schenectady International Group Inc.
1,195	6.750%—05/15/2026[2]	1,192
	PolyOne Corp.
456	5.750%—05/15/2025[2]	477

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
CHEMICALS—Continued
	Scih Salt Holdings Inc.
$702	4.875%—05/01/2028[2]	$687
853	6.625%—05/01/2029[2]	804
		1,491
	SCIL IV LLC / SCIL USA Holdings LLC
354	5.375%—11/01/2026[2]	357
	SPCM SA
614	3.375%—03/15/2030[2]	601
	Trinseo LLC
705	5.375%—09/01/2025[2]	720
	Trinseo Materials Operating SCA / Trinseo Materials Finance Inc.
422	5.125%—04/01/2029[2]	424
	Tronox Inc.
387	6.500%—05/01/2025[2]	407
	WR Grace Holding LLC
861	5.625%—08/15/2029[2]	871
		14,545
COMMERCIAL SERVICES & SUPPLIES—3.9%
	Allied Universal Holdco LLC
1,249	6.625%—07/15/2026[2]	1,314
1,934	9.750%—07/15/2027[2]	2,081
		3,395
	Covanta Holding Corp.
438	5.875%—07/01/2025	452
	Garda World Security Corp.
2,293	9.500%—11/01/2027[2]	2,474
	GFL Environmental Inc.
879	3.500%—09/01/2028[2]	876
1,215	4.000%—08/01/2028[2]	1,186
375	4.375%—08/15/2029[2]	372
202	5.125%—12/15/2026[2]	211
		2,645
	KAR Auction Services Inc.
1,718	5.125%—06/01/2025[2]	1,724
	LABL Escrow Issuer LLC
371	5.875%—11/01/2028[2]	374
1,194	6.750%—07/15/2026[2]	1,236
1,092	10.500%—07/15/2027[2]	1,156
		2,766
	Stericycle Inc.
67	3.875%—01/15/2029[2]	66
465	5.375%—07/15/2024[2]	480
		546
		14,002
COMMUNICATIONS EQUIPMENT—0.5%
	CommScope Inc.
535	6.000%—03/01/2026[2]	552
389	7.125%—07/01/2028[2]	384
		936
	CommScope Technologies LLC
454	6.000%—06/15/2025[2]	450
	Plantronics Inc.
429	4.750%—03/01/2029[2]	395
		1,781
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
CONSTRUCTION & ENGINEERING—0.4%
	Picasso Finance Sub Inc.
$728	6.125%—06/15/2025[2]	$767
	VM Consolidated Inc.
538	5.500%—04/15/2029[2]	546
		1,313
CONSTRUCTION MATERIALS—0.2%
	New Enterprise Stone & Lime Co. Inc.
567	5.250%—07/15/2028[2]	573
	Summit Materials LLC / Summit Materials Finance Corp.
239	6.500%—03/15/2027[2]	250
		823
CONSUMER FINANCE—1.3%
	Ally Financial Inc.
491	5.750%—11/20/2025	558
	Cobra AcquisitionCo LLC
499	6.375%—11/01/2029[2]	494
	goeasy Ltd.
434	4.375%—05/01/2026[2]	443
	LFS Topco LLC
304	5.875%—10/15/2026[2]	313
	Navient Corp.
182	5.875%—10/25/2024	195
636	6.500%—06/15/2022	655
683	6.750%—06/25/2025	753
423	7.250%—09/25/2023	461
		2,064
	Navient Corp. MTN[4]
201	5.500%—01/25/2023	210
488	5.625%—08/01/2033	464
		674
		4,546
CONTAINERS & PACKAGING—1.3%
	ARD Finance SA
489	6.500%—06/30/2027[2]	513
	Ardagh Packaging Finance plc
1,043	5.250%—04/30/2025[2]	1,086
	Ball Corp.
228	3.125%—09/15/2031	222
	Cascades Inc.
522	5.125%—01/15/2026[2]	551
	Flex Acquisition Co. Inc.
1,085	6.875%—01/15/2025[2]	1,097
999	7.875%—07/15/2026[2]	1,044
		2,141
	Sealed Air Corp.
111	5.500%—09/15/2025[2]	123
		4,636
DIVERSIFIED CONSUMER SERVICES—0.4%
	MAV Acquisition Corp.
349	5.750%—08/01/2028[2]	343
1,182	8.000%—08/01/2029[2]	1,152
		1,495
DIVERSIFIED TELECOMMUNICATION SERVICES—2.5%
	Altice Financing SA
943	5.750%—08/15/2029[2]	929

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
DIVERSIFIED TELECOMMUNICATION SERVICES—Continued
	CenturyLink Inc.
$184	5.125%—12/15/2026[2]	$189
1,048	6.750%—12/01/2023	1,151
437	6.875%—01/15/2028	487
		1,827
	Connect Finco Sarl / Connect US Finco LLC
1,503	6.750%—10/01/2026[2]	1,561
	Consolidated Communications Inc.
561	6.500%—10/01/2028[2]	598
	Frontier Communications Holdings LLC
228	6.000%—01/15/2030[2]	229
	Iliad Holding SAS
681	6.500%—10/15/2026[2]	703
	Level 3 Financing Inc.
264	3.750%—07/15/2029[2]	250
	Lumen Technologies Inc.
199	4.500%—01/15/2029[2]	193
586	5.375%—06/15/2029[2]	589
		782
	Northwest Fiber LLC / Northwest Fiber Finance Sub Inc.
276	4.750%—04/30/2027[2]	270
255	6.000%—02/15/2028[2]	245
		515
	Telecom Italia Capital SA
967	6.000%—09/30/2034	1,077
145	6.375%—11/15/2033	167
172	7.721%—06/04/2038	219
		1,463
		8,857
ELECTRIC UTILITIES—1.4%
	NRG Energy Inc.
1,359	3.875%—02/15/2032[2]	1,334
1,071	5.250%—06/15/2029[2]	1,142
		2,476
	Vistra Operations Co. LLC
1,115	4.375%—05/01/2029[2]	1,105
699	5.000%—07/31/2027[2]	717
455	5.500%—09/01/2026[2]	469
304	5.625%—02/15/2027[2]	314
		2,605
		5,081
ELECTRICAL EQUIPMENT—0.3%
	Clarios Global LP
235	6.750%—05/15/2025[2]	248
	Sensata Technologies Inc.
670	4.375%—02/15/2030[2]	708
		956
ENERGY EQUIPMENT & SERVICES—1.0%
	Archrock Partners LP / Archrock Partners Finance Corp.
696	6.250%—04/01/2028[2]	721
	Precision Drilling Corp.
275	6.875%—01/15/2029[2]	284
	Transocean Phoenix 2 Ltd.
166	7.750%—10/15/2024[2]	170
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
ENERGY EQUIPMENT & SERVICES—Continued
	Transocean Poseidon Ltd.
$479	6.875%—02/01/2027[2]	$479
	Transocean Sentry Ltd.
248	5.375%—05/15/2023[2]	244
	USA Compression Partners LP / USA Compression Finance Corp.
336	6.875%—09/01/2027	350
	Weatherford International Ltd.
269	6.500%—09/15/2028[2]	284
903	8.625%—04/30/2030[2]	929
		1,213
		3,461
ENTERTAINMENT—1.1%
	Lions Gate Capital Holdings LLC
1,077	5.500%—04/15/2029[2]	1,103
	Live Nation Entertainment Inc.
249	4.750%—10/15/2027[2]	254
431	5.625%—03/15/2026[2]	446
		700
	Netflix Inc.
553	6.375%—05/15/2029	698
	Playtika Holding Corp.
631	4.250%—03/15/2029[2]	633
	Roblox Corp.
934	3.875%—05/01/2030[2]	932
		4,066
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—2.1%
	American Finance Trust Inc. / American Finance Operating Partner LP
825	4.500%—09/30/2028[2]	826
	Diversified Healthcare Trust
277	4.375%—03/01/2031	268
314	9.750%—06/15/2025	342
		610
	Iron Mountain Inc.
1,223	5.625%—07/15/2032[2]	1,304
	MPT Operating Partnership LP / MPT Finance Corp.
744	5.250%—08/01/2026	767
	RLJ Lodging Trust LP
434	3.750%—07/01/2026[2]	439
531	4.000%—09/15/2029[2]	531
		970
	Service Properties Trust
260	3.950%—01/15/2028	242
447	4.350%—10/01/2024	451
102	4.375%—02/15/2030	96
137	4.500%—06/15/2023	140
99	4.650%—03/15/2024	100
546	4.950%—02/15/2027	539
176	5.000%—08/15/2022	177
341	5.500%—12/15/2027	357
421	7.500%—09/15/2025	466
		2,568
	Uniti Group LP / Uniti Fiber Holdings Inc. / CSL Capital LLC
670	7.875%—02/15/2025[2]	705
		7,750

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
FOOD & STAPLES RETAILING—0.9%
	Albertsons Companies LLC
$664	4.625%—01/15/2027[2]	$696
614	4.875%—02/15/2030[2]	659
206	5.875%—02/15/2028[2]	219
1,389	7.500%—03/15/2026[2]	1,498
		3,072
FOOD PRODUCTS—1.3%
	B&G Foods Inc.
497	5.250%—04/01/2025	508
	Kraft Heinz Foods Co.
94	3.750%—04/01/2030	102
522	3.875%—05/15/2027	566
1,244	4.250%—03/01/2031	1,406
10	4.375%—06/01/2046	12
701	5.200%—07/15/2045	893
522	5.500%—06/01/2050	700
		3,679
	Lamb Weston Holdings Inc.
229	4.125%—01/31/2030[2]	229
328	4.375%—01/31/2032[2]	329
		558
		4,745
GAS UTILITIES—0.3%
	AmeriGas Partners LP
837	5.750%—05/20/2027	937
77	5.875%—08/20/2026	86
		1,023
HEALTH CARE EQUIPMENT & SUPPLIES—0.7%
	180 Medical Inc.
235	3.875%—10/15/2029[2]	237
	Mozart Debt Merger Sub Inc.
355	3.875%—04/01/2029[2]	354
1,504	5.250%—10/01/2029[2]	1,528
		1,882
	Teleflex Inc.
319	4.250%—06/01/2028[2]	328
		2,447
HEALTH CARE PROVIDERS & SERVICES—6.0%
	Acadia Healthcare Co. Inc.
155	5.500%—07/01/2028[2]	162
	AHP Health Partners Inc.
531	5.750%—07/15/2029[2]	534
	Catalent Pharma Solutions Inc.
643	5.000%—07/15/2027[2]	665
	Centene Corp.
731	2.450%—07/15/2028	729
361	2.500%—03/01/2031	352
158	2.625%—08/01/2031	156
1,652	3.000%—10/15/2030	1,681
371	4.625%—12/15/2029	401
		3,319
	DaVita Inc.
352	3.750%—02/15/2031[2]	334
	Global Medical Response Inc.
850	6.500%—10/01/2025[2]	844
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
HEALTH CARE PROVIDERS & SERVICES—Continued
	HCA Inc.
$478	5.625%—09/01/2028	$561
301	5.875%—02/01/2029	359
1,424	7.690%—06/15/2025	1,711
714	8.360%—04/15/2024	828
		3,459
	HCA Inc. MTN[4]
988	7.580%—09/15/2025	1,193
	LifePoint Health Inc.
118	5.375%—01/15/2029[2]	116
1,043	6.750%—04/15/2025[2]	1,094
		1,210
	ModivCare Inc.
390	5.875%—11/15/2025[2]	410
	Molina Healthcare Inc.
710	3.875%—11/15/2030[2]	733
	Option Care Health Inc.
818	4.375%—10/31/2029[2]	827
	Regionalcare Hospital Partners Holdings Inc. / LifePoint Health Inc.
2,330	9.750%—12/01/2026[2]	2,461
	Surgery Center Holdings Inc.
918	6.750%—07/01/2025[2]	935
2,569	10.000%—04/15/2027[2]	2,761
		3,696
	Tenet Healthcare Corp.
275	6.125%—10/01/2028[2]	289
761	6.250%—02/01/2027[2]	792
622	6.750%—06/15/2023	669
		1,750
		21,597
HEALTH CARE TECHNOLOGY—2.2%
	Change Healthcare Holdings LLC
2,664	5.750%—03/01/2025[2]	2,688
	MPH Acquisition Holdings Inc.
880	5.500%—09/01/2028[2]	875
	Verscend Escrow Corp.
4,182	9.750%—08/15/2026[2]	4,435
		7,998
HOTELS, RESTAURANTS & LEISURE—5.9%
	Aramark Services Inc.
1,498	6.375%—05/01/2025[2]	1,578
	Boyd Gaming Corp.
271	8.625%—06/01/2025[2]	292
	Caesars Entertainment Inc.
171	4.625%—10/15/2029[2]	172
	CEC Entertainment LLC
907	6.750%—05/01/2026[2]	908
	Colt Merger Sub Inc.
2,118	6.250%—07/01/2025[2]	2,231
1,328	8.125%—07/01/2027[2]	1,489
		3,720
	International Game Technology plc
407	4.125%—04/15/2026[2]	419
	IRB Holding Corp.
577	6.750%—02/15/2026[2]	591
670	7.000%—06/15/2025[2]	708
		1,299

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
HOTELS, RESTAURANTS & LEISURE—Continued
	Marriott Ownership Resorts Inc.
$319	6.125%—09/15/2025[2]	$335
	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc.
81	5.750%—02/01/2027	93
	MGM Resorts International
286	4.750%—10/15/2028	298
568	5.500%—04/15/2027	613
1,664	7.750%—03/15/2022	1,703
		2,614
	NCL Corp. Ltd.
705	10.250%—02/01/2026[2]	811
	New Red Finance Inc.
300	3.875%—01/15/2028[2]	300
	Premier Entertainment Sub LLC / Premier Entertainment Finance Corp.
368	5.625%—09/01/2029[2]	375
335	5.875%—09/01/2031[2]	342
		717
	Royal Caribbean Cruises Ltd.
881	5.500%—04/01/2028[2]	898
861	10.875%—06/01/2023[2]	964
		1,862
	Scientific Games International Inc.
567	5.000%—10/15/2025[2]	584
1,353	8.250%—03/15/2026[2]	1,436
1,066	8.625%—07/01/2025[2]	1,152
		3,172
	Vail Resorts Inc.
393	6.250%—05/15/2025[2]	414
	Viking Ocean Cruises Ship VII Ltd.
229	5.625%—02/15/2029[2]	228
	VOC Escrow Ltd.
776	5.000%—02/15/2028[2]	771
	Wyndham Destinations Inc.
351	5.650%—04/01/2024	381
513	6.625%—07/31/2026[2]	573
		954
	Yum! Brands Inc.
637	7.750%—04/01/2025[2]	678
		21,337
HOUSEHOLD DURABLES—0.6%
	LGI Homes Inc.
711	4.000%—07/15/2029[2]	692
	M/I Homes Inc.
649	3.950%—02/15/2030[2]	642
	Meritage Homes Corp.
107	3.875%—04/15/2029[2]	111
	Taylor Morrison Communities Inc.
342	5.125%—08/01/2030[2]	363
277	5.875%—06/15/2027[2]	310
		673
		2,118
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
HOUSEHOLD PRODUCTS—0.5%
	PetSmart Inc. / PetSmart Finance Corp.
$1,017	4.750%—02/15/2028[2]	$1,046
840	7.750%—02/15/2029[2]	909
		1,955
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS—0.5%
	Calpine Corp.
462	3.750%—03/01/2031[2]	444
	Nextera Energy Operating Partners LP
568	4.250%—07/15/2024[2]	602
	NRG Energy Inc.
244	6.625%—01/15/2027	253
	Talen Energy Supply LLC
244	6.625%—01/15/2028[2]	231
314	7.625%—06/01/2028[2]	301
		532
		1,831
INSURANCE—1.3%
	Acrisure Finance Inc.
345	6.000%—08/01/2029[2]	339
841	7.000%—11/15/2025[2]	851
696	10.125%—08/01/2026[2]	770
		1,960
	GTCR AP Finance Inc.
649	8.000%—05/15/2027[2]	684
	Hub International Ltd.
1,528	7.000%—05/01/2026[2]	1,577
	NFP Corp.
503	6.875%—08/15/2028[2]	512
		4,733
INTERACTIVE MEDIA & SERVICES—0.8%
	Go Daddy Operating Co. LLC / GD Finance Co. Inc.
150	3.500%—03/01/2029[2]	145
	Rackspace Technology Global Inc.
537	3.500%—02/15/2028[2]	514
	Tripadvisor Inc.
921	7.000%—07/15/2025[2]	975
	Twitter Inc.
1,183	3.875%—12/15/2027[2]	1,246
		2,880
INTERNET & DIRECT MARKETING RETAIL—0.5%
	QVC Inc.
253	4.375%—09/01/2028	259
1,247	5.450%—08/15/2034	1,305
256	5.950%—03/15/2043	267
		1,831
IT SERVICES—1.4%
	Conduent Business Services LLC / Conduent State & Local Solutions Inc.
575	6.000%—11/01/2029[2]	574
	Granite Merger Sub 2 Inc.
580	11.000%—07/15/2027[2]	662
	MoneyGram International Inc.
529	5.375%—08/01/2026[2]	531

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
IT SERVICES—Continued
	Sabre GLBL Inc.
$400	7.375%—09/01/2025[2]	$426
856	9.250%—04/15/2025[2]	990
		1,416
	Square Inc.
335	2.750%—06/01/2026[2]	339
1,067	3.500%—06/01/2031[2]	1,095
		1,434
	Twilio Inc.
333	3.875%—03/15/2031	336
		4,953
LEISURE PRODUCTS—0.2%
	Wyndham Destinations Inc.
499	6.000%—04/01/2027	543
LIFE SCIENCES TOOLS & SERVICES—0.9%
	Arches Buyer Inc.
344	6.125%—12/01/2028[2]	348
	Avantor Funding Inc.
724	3.875%—11/01/2029[2]	725
344	4.625%—07/15/2028[2]	357
		1,082
	IQVIA Inc.
701	5.000%—05/15/2027[2]	727
	Jaguar Holding Co II / PPD Development LP
835	5.000%—06/15/2028[2]	897
	Syneos Health Inc.
73	3.625%—01/15/2029[2]	72
		3,126
MACHINERY—0.7%
	Colfax Corp.
200	6.375%—02/15/2026[2]	208
	EnPro Industries Inc.
585	5.750%—10/15/2026	613
	OT Merger Corp.
942	7.875%—10/15/2029[2]	929
	Vertical U.S. Newco Inc.
771	5.250%—07/15/2027[2]	786
		2,536
MEDIA—10.1%
	Altice France Holding SA
775	10.500%—05/15/2027[2]	841
	Altice France SA
321	5.125%—07/15/2029[2]	313
587	5.500%—10/15/2029[2]	576
6,552	8.125%—02/01/2027[2]	7,052
		7,941
	AMC Networks Inc.
1,105	4.250%—02/15/2029	1,090
177	4.750%—08/01/2025	181
		1,271
	Audacy Capital Corp.
447	6.750%—03/31/2029[2]	444
	CCO Holdings LLC / CCO Holdings Capital Corp.
1,505	4.250%—01/15/2034[2]	1,462
380	4.500%—06/01/2033[2]	379
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
MEDIA—Continued
$752	5.375%—06/01/2029[2]	$809
663	5.500%—05/01/2026[2]	686
		3,336
	CSC Holdings LLC
639	3.375%—02/15/2031[2]	583
443	4.500%—11/15/2031[2]	430
1,158	5.750%—01/15/2030[2]	1,144
1,127	6.500%—02/01/2029[2]	1,210
		3,367
	Cumulus Media New Holdings Inc.
357	6.750%—07/01/2026[2]	372
	Diamond Sports Group LLC / Diamond Sports Finance Co.
910	5.375%—08/15/2026[2]	516
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.
604	5.875%—08/15/2027[2]	627
	DISH DBS Corp.
1,224	5.125%—06/01/2029	1,180
1,094	7.750%—07/01/2026	1,217
		2,397
	Entercom Media Corp.
129	6.500%—05/01/2027[2]	129
	Gray Television Inc.
1,153	5.875%—07/15/2026[2]	1,190
113	7.000%—05/15/2027[2]	121
		1,311
	Hughes Satellite Systems Corp.
335	5.250%—08/01/2026	374
954	6.625%—08/01/2026	1,083
		1,457
	Meredith Corp.
562	6.500%—07/01/2025	600
223	6.875%—02/01/2026	232
		832
	Midas OPCO Holdings LLC
536	5.625%—08/15/2029[2]	547
	Nexstar Broadcasting Inc.
298	5.625%—07/15/2027[2]	315
	Radiate Holdco LLC / Radiate Finance Inc.
619	4.500%—09/15/2026[2]	630
202	6.500%—09/15/2028[2]	202
		832
	Sirius XM Radio Inc.
165	3.125%—09/01/2026[2]	166
1,092	3.875%—09/01/2031[2]	1,050
1,292	4.000%—07/15/2028[2]	1,303
		2,519
	SSL Robotics LLC
1,352	9.750%—12/31/2023[2]	1,462
	Tegna Inc.
485	4.750%—03/15/2026[2]	505
	Telesat Canada / Telesat LLC
1,209	4.875%—06/01/2027[2]	1,083
462	5.625%—12/06/2026[2]	432
1,252	6.500%—10/15/2027[2]	1,018
		2,533

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
MEDIA—Continued
	Univision Communications Inc.
$456	6.625%—06/01/2027[2]	$494
	UPC Broadband Finco BV
99	4.875%—07/15/2031[2]	101
	Viasat Inc.
2,124	5.625%—09/15/2025[2]	2,157
336	6.500%—07/15/2028[2]	353
		2,510
		36,659
METALS & MINING—1.4%
	Constellium SE
361	5.875%—02/15/2026[2]	367
	FMG Resources August 2006 Pty Ltd.
1,882	4.375%—04/01/2031[2]	1,908
930	4.500%—09/15/2027[2]	973
506	5.125%—05/15/2024[2]	540
		3,421
	Freeport-McMoRan Inc.
247	5.400%—11/14/2034	302
862	5.450%—03/15/2043	1,086
		1,388
		5,176
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITs)—0.1%
	Blackstone Mortgage Trust Inc.
401	3.750%—01/15/2027[2]	399
OIL, GAS & CONSUMABLE FUELS—10.5%
	Aethon United BR LP / Aethon United Finance Corp.
649	8.250%—02/15/2026[2]	698
	Antero Midstream Partners LP / Antero Midstream Finance Corp.
843	5.750%—03/01/2027-01/15/2028[2]	876
664	7.875%—05/15/2026[2]	727
		1,603
	Buckeye Partners LP
350	3.950%—12/01/2026	359
855	4.500%—03/01/2028[2]	846
134	5.850%—11/15/2043	132
		1,337
	Cheniere Energy Partners LP
1,080	3.250%—01/31/2032[2]	1,072
	Chesapeake Energy Corp.
85	5.875%—02/01/2029[2]	90
	Civitas Resources Inc.
788	5.000%—10/15/2026[2]	797
	CNX Resources Corp.
274	6.000%—01/15/2029[2]	289
866	7.250%—03/14/2027[2]	922
		1,211
	Colgate Energy Partners III LLC
807	5.875%—07/01/2029[2]	827
	Comstock Resources Inc.
290	5.875%—01/15/2030[2]	302
	Continental Resources Inc.
349	4.900%—06/01/2044	397
343	5.750%—01/15/2031[2]	411
		808
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
OIL, GAS & CONSUMABLE FUELS—Continued
	Crownrock LP / Crownrock Finance Inc.
$230	5.000%—05/01/2029[2]	$237
	DT Midstream Inc.
80	4.125%—06/15/2029[2]	81
775	4.375%—06/15/2031[2]	786
		867
	Encino Acquisition Partners Holdings LLC
673	8.500%—05/01/2028[2]	704
	EQM Midstream Partners LP
424	4.500%—01/15/2029[2]	437
173	4.750%—01/15/2031[2]	179
643	6.500%—07/15/2048	766
		1,382
	Equities Corp.
586	3.900%—10/01/2027	626
1,064	5.000%—01/15/2029	1,184
		1,810
	Ferrellgas LP / Ferrellgas Finance Corp.
799	5.375%—04/01/2026[2]	779
	Genesis Energy LP / Genesis Energy Finance Corp.
539	7.750%—02/01/2028	534
672	8.000%—01/15/2027	676
		1,210
	Gulfport Energy Operating Corp.
540	8.000%—05/17/2026[2]	599
	Hilcorp Energy I LP / Hilcorp Finance Co.
1,104	6.000%—02/01/2031[2]	1,135
128	6.250%—11/01/2028[2]	131
		1,266
	Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp.
455	6.000%—08/01/2026[2]	468
	Moss Creek Resources Holdings Inc.
816	7.500%—01/15/2026[2]	744
511	10.500%—05/15/2027[2]	507
		1,251
	Murphy Oil Corp.
290	6.375%—07/15/2028-12/01/2042	297
	NGL Energy Operating LLC / NGL Energy Finance Corp.
1,777	7.500%—02/01/2026[2]	1,805
	NGL Energy Partners LP
1,091	7.500%—11/01/2023	1,049
	NuStar Logistics LP
593	5.750%—10/01/2025	635
	Oasis Midstream Partners LP / OMP Finance Corp.
836	8.000%—04/01/2029[2]	909
	Occidental Petroleum Corp.
339	4.200%—03/15/2048	331
616	4.300%—08/15/2039	620
1,243	4.400%—04/15/2046	1,259
350	5.550%—03/15/2026	387
578	6.200%—03/15/2040	701
219	6.450%—09/15/2036	279
115	8.500%—07/15/2027	143
937	8.875%—07/15/2030	1,271
		4,991
	Parkland Corp.
1,109	4.500%—10/01/2029[2]	1,117

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
OIL, GAS & CONSUMABLE FUELS—Continued
	Rattler Midstream LP
$382	5.625%—07/15/2025[2]	$400
	Rockcliff Energy II LLC
524	5.500%—10/15/2029[2]	538
	Sanchez Energy Corp.
3,000	0.000%—06/15/2021*	98
	SM Energy Co.
848	6.500%—07/15/2028	891
88	10.000%—01/15/2025[2]	98
		989
	Southwestern Energy Co.
509	5.375%—02/01/2029[2]	537
454	8.375%—09/15/2028	507
		1,044
	Summit Midstream Holdings LLC / Summit Midstream Finance Corp.
577	8.500%—10/15/2026[2]	581
	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.
1,042	6.000%—09/01/2031[2]	1,027
595	7.500%—10/01/2025[2]	644
		1,671
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.
244	5.500%—03/01/2030	268
409	6.500%—07/15/2027	439
		707
	Venture Global Calcasieu Pass LLC
1,047	3.875%—08/15/2029[2]	1,067
692	4.125%—08/15/2031[2]	717
		1,784
		37,933
PAPER & FOREST PRODUCTS—0.2%
	Glatfelter Corp.
690	4.750%—11/15/2029[2]	704
PERSONAL PRODUCTS—0.1%
	HLF Financing Sarl LLC / Herbalife International Inc.
351	4.875%—06/01/2029[2]	354
PHARMACEUTICALS—3.0%
	Bausch Health Cos. Inc.
40	5.250%—02/15/2031[2]	36
530	5.500%—11/01/2025[2]	539
726	5.750%—08/15/2027[2]	761
1,216	6.125%—04/15/2025[2]	1,240
1,180	6.250%—02/15/2029[2]	1,145
2,812	9.000%—12/15/2025[2]	2,954
		6,675
	Catalent Pharma Solutions Inc.
516	3.500%—04/01/2030[2]	513
	Elanco Animal Health Inc.
600	5.272%—08/28/2023	639
882	5.900%—08/28/2028	1,032
		1,671
	Jazz Securities DAC
613	4.375%—01/15/2029[2]	631
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
PHARMACEUTICALS—Continued
	Teva Pharmaceutical Finance Netherlands III BV
$770	3.150%—10/01/2026	$726
514	6.000%—04/15/2024	540
		1,266
		10,756
PROFESSIONAL SERVICES—0.9%
	CoreLogic Inc.
508	4.500%—05/01/2028[2]	502
	Dun + Bradstreet Corp. Co.
494	10.250%—02/15/2027[2]	531
	Nielsen Finance LLC / Nielsen Finance Co.
62	4.500%—07/15/2029[2]	61
1,220	4.750%—07/15/2031[2]	1,190
892	5.875%—10/01/2030[2]	935
		2,186
		3,219
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.9%
	Global NET Lease Inc. / Global NET Lease Operating Partnership LP
1,108	3.750%—12/15/2027[2]	1,096
	Kennedy-Wilson Inc.
44	4.750%—02/01/2030	44
311	5.000%—03/01/2031	317
		361
	MPT Operating Partnership LP / MPT Finance Corp.
1,390	3.500%—03/15/2031	1,402
	Realogy Group LLC / Realogy Co.
92	5.750%—01/15/2029[2]	96
376	7.625%—06/15/2025[2]	402
		498
		3,357
ROAD & RAIL—1.1%
	Carriage Purchaser Inc.
873	7.875%—10/15/2029[2]	869
	Uber Technologies Inc.
1,114	7.500%—05/15/2025-09/15/2027[2]	1,197
78	8.000%—11/01/2026[2]	83
		1,280
	XPO Logistics Inc.
1,720	6.250%—05/01/2025[2]	1,814
		3,963
SOFTWARE—0.6%
	Boxer Parent Co. Inc.
461	7.125%—10/02/2025[2]	492
506	9.125%—03/01/2026[2]	529
		1,021
	Consensus Cloud Solutions Inc.
542	6.500%—10/15/2028[2]	565
	Elastic NV
507	4.125%—07/15/2029[2]	505
	OpenText Corp.
98	5.875%—06/01/2026[2]	101
	Symantec Corp.
107	5.000%—04/15/2025[2]	108
		2,300

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
SPECIALTY RETAIL—1.7%
	Foot Locker Inc.
$580	4.000%—10/01/2029[2]	$576
	GAP Inc.
1,006	3.625%—10/01/2029[2]	987
805	3.875%—10/01/2031[2]	790
		1,777
	L Brands Inc.
265	6.694%—01/15/2027	301
687	6.875%—11/01/2035	835
		1,136
	Lithia Motors Inc.
480	3.875%—06/01/2029[2]	498
	Magic Mergeco Inc.
1,157	7.875%—05/01/2029[2]	1,170
	Penske Automotive Group Inc.
440	3.500%—09/01/2025	453
	Sonic Automotive Inc.
297	4.625%—11/15/2029[2]	298
350	4.875%—11/15/2031[2]	351
		649
		6,259
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—1.6%
	Dell International LLC / EMC Corp.
1,727	7.125%—06/15/2024[2]	1,758
	Diebold Nixdorf Inc.
309	8.500%—04/15/2024	309
1,407	9.375%—07/15/2025[2]	1,518
		1,827
	Seagate HDD Cayman Co.
226	4.091%—06/01/2029	234
617	4.125%—01/15/2031	627
895	5.750%—12/01/2034	1,032
		1,893
	Western Digital Corp.
408	4.750%—02/15/2026	448
		5,926
TEXTILES, APPAREL & LUXURY GOODS—0.2%
	Hanesbrands Inc.
4	4.875%—05/15/2026[2]	4
	William Carter Co.
807	5.500%—05/15/2025[2]	846
		850
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
THRIFTS & MORTGAGE FINANCE—0.3%
	Nationstar Mortgage Holdings Inc.
$215	6.000%—01/15/2027[2]	$225
	PennyMac Financial Services Inc.
677	5.750%—09/15/2031[2]	667
	Rocket Mortgage LLC / Rocket Mortgage Co.-Issuer Inc.
268	4.000%—10/15/2033[2]	264
		1,156
TRADING COMPANIES & DISTRIBUTORS—0.3%
	Alta Equipment Group Inc.
927	5.625%—04/15/2026[2]	950
WIRELESS TELECOMMUNICATION SERVICES—1.3%
	C&W Senior Financing Designated Activity Company
615	6.875%—09/15/2027[2]	649
	Frontier Communications Holdings LLC
234	5.875%—11/01/2029	233
	LCPR Senior Secured Financing DAC
412	6.750%—10/15/2027[2]	433
	Sprint Capital Corp.
231	6.875%—11/15/2028	293
1,175	8.750%—03/15/2032	1,760
		2,053
	Sprint Corp.
247	7.125%—06/15/2024	279
544	7.625%—03/01/2026	653
		932
	T-Mobile USA Inc.
478	4.000%—04/15/2022	485
		4,785
TOTAL CORPORATE BONDS & NOTES
(Cost $315,469)		318,555
TOTAL INVESTMENTS—97.5%
(Cost $349,115)		352,190
CASH AND OTHER ASSETS, LESS LIABILITIES—2.5%		9,205
TOTAL NET ASSETS—100.0%		$361,395

FAIR VALUE MEASUREMENTS
All investments at October 31, 2021 (as disclosed in the preceding Portfolio of Investments) were classified as Level 2. There were no Level 3 investments at October 31, 2021 or 2020.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

*	Security in Default
1
Variable or floating rate security; the stated rate represents the rate in effect at October 31, 2021. The variable rate for such securities may be based on the indicated
reference rate and spread or on an underlying asset or pool of assets rather than a reference rate and may be determined by current interest rates, prepayments or other financial indicators.

2
Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At October 31, 2021, the aggregate value of these securities was $245,233 or 68% of net assets.

3	Zero coupon bond
4	MTN after the name of a security stands for Medium Term Note.
The accompanying notes are an integral part of the Financial Statements.

Harbor Money Market Fund
Manager’s Commentary (Unaudited)

Subadviser
BNP Paribas Asset Management USA, Inc.
200 Park Avenue
New York, NY 10166
Portfolio Manager
Kenneth J. O’Donnell, CFA
Since 2003
BNP has subadvised the Fund since 1987.
Investment Objective
The Fund seeks to provide current income while maintaining liquidity and a stable share price of $1.
Management’s Discussion of
Fund Performance
Market Review
Over the past fiscal year, financial markets grabbled with the economic recovery from the global pandemic. The Democratic Party secured the U.S. presidency with an election win by Joe Biden and the U.S. Congress passed multiple fiscal packages adding stimulus to an economy that was already poised for substantial growth. Bond yields initially rose in the first quarter of 2021 as several COVID-19 vaccines were approved and distributed, bringing the U.S. vaccination rate above 50% by mid-year. However, variants of the virus soon emerged posing serious risks to the reopening of the global economy. Yields fell and equity markets retreated during the summer on reduced expectations of economic growth. As risks from the Delta variant have more recently waned, the Fed began telegraphing a tightening of monetary policy. The most recent meeting confirmed the Fed would begin reducing balance sheet purchases in November. The new average-inflation policy framework, which allows for a periodic overshoot of their 2% inflation target, provides the flexibility for the Fed to remain patient before raising interest rates. The U.S. is currently over 55% vaccinated, lagging other developed countries in Europe, but recent approvals for children is expected to raise the immunity of the population. Despite the setback in the middle of 2021, risk assets have continued the outperformance which began in 2020 as credit spreads tightened to record low levels and equity markets broke to new highs.
As the first step in tightening policy, the Fed will begin gradually tapering monthly purchases of U.S. Treasuries and mortgage-backed securities. Fed Chair Jay Powell indicated that excessive stimulus measures were no longer warranted though interest rates would remain at the zero-lower boundary until additional criteria were met. While Chair Powell and the committee will rely on incoming data to determine the path of normalization, the market expects policy rate increases to begin in the second half of next year. Inflation, which has risen markedly on low base effects and supply chain shortages, is expected to be transitory but has shown signs of being more persistent than expected. Meanwhile, the labor market continues to recover, albeit at a slower pace than expected due to labor shortages. This strong demand for labor has contributed to inflationary pressures given the higher wages needed to attract workers.
After falling to the zero-lower bound in 2020, short-term U.S. Treasury Note yields remained at floor levels throughout most of the past year. Short-term Treasury bill rates temporarily dipped into negative yield territory during the second quarter in response to a technical dynamic in the market. The demand pressures were alleviated in June after the Fed raised the levels of interest on excess reserves in the banking system. The low level of money market yields is a challenge for investors seeking to keep pace with inflation and maintain the purchasing power of their assets. We believe that money market yields will remain near current levels for the next six months as Fed policy remains on-hold, though one-year rates are beginning to rise on tighter monetary policy expectations.
Benchmark 10-year U.S. Treasury note yields climbed throughout the year to finish the period at 1.55%. Two-year yields have more than doubled, breaching the 0.50% level, leading to a flatter yield curve. After steepening earlier in the year, the yield curve flattened. The interest rate differential between 2-year and 10-year US Treasury yields which had soared to 160 bps narrowed to 105 bps.
PerformancE
Harbor Money Market Fund returned 0.03% (Institutional Class) and 0.03% (Administrative Class), while the ICE BofA U.S. 3-Month Treasury Bill Index returned 0.06% during the year ended October 31, 2021. In the stable, low interest rate environment, the Harbor Money Market Fund provided returns consistent with Treasury bills. The duration of the portfolio, a measure of its sensitivity to changes in interest rates, was managed strategically shorter at approximately 40 days to limit the impact of a potential increase in U.S. Treasury Bill yields.

Harbor Money Market Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 10/31/2021
	1 Year	Annualized
		5 Years	10 Years
Harbor Money Market Fund
Institutional Class	0.03%	0.97%	0.54%
Administrative Class	0.03	0.88	0.50
Comparative Index
ICE BofA U.S. 3-Month Treasury Bill	0.06%	1.15%	0.63%

Current 7-day subsidized[a] SEC yield for period ended 10/31/2021:	Institutional Class: 0.05%	Administrative Class: 0.05%
Current 7-day unsubsidized[b] SEC yield for period ended 10/31/2021:	Institutional Class: (0.25)%	Administrative Class: (0.50)%
As stated in the Fund’s prospectus dated March 1, 2021, the expense ratios were 0.28% (Net) and 0.39% (Gross) (Institutional Class); 0.53% (Net) and 0.64%(Gross) (Administrative Class). The Adviser has contractually agreed to reduce the management fee to 0.18% through 02/28/2022.  Additionally, the Adviser has contractually agreed to the limit the Fund’s operating expenses, excluding interest expense (if any), to 0.28% and 0.53% for the Institutional Class and Administrative Class, respectively through 02/28/2022. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050. Current yield excludes gains and losses as defined by the Securities and Exchange Commission.  The current yield more closely reflects the current earnings of the Fund than the total return.
Outlook & Strategy
Going forward, we expect the Fed to complete their asset purchases by mid-2022, followed by subsequent interest rate hikes in the second half of 2022. In our view, persistently higher than expected inflation and a recovering labor market should drive the Fed to begin normalizing policy rates. We believe that real, or inflation-adjusted, economic growth in the U.S. will decelerate as the economic challenges of the pandemic subside. Under this scenario, we would expect the yield curve to flatten as front-end yields adjust to the expected path of monetary policy. While the pace of growth in the U.S. economy is forecasted to slow, we believe growth in 2022 will exceed the trend rate. While the U.S. economic growth rate will depend on periodic volatility from supply chain and labor shortages, the recovery will, in our view, continue to benefit from a rebound in personal expenditures and business investment. This view hinges upon a containment of the COVID-19 virus and subsequent variants in the coming year. While it is concerning that several developing countries have yet to receive adequate supplies, we remain optimistic that the global economy will experience a sustained economic recovery and successfully manage any new challenges from the virus. Along with fiscal support, in our view, a stabilization in prices and the labor market should provide further momentum and positive sentiment for financial markets.
a
Reflects reimbursement or waivers currently in effect
b
Does not reflect reimbursements or waivers currently in effect

This report contains the current opinions of BNP Paribas Asset Management USA, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
You could lose money by investing in Harbor Money Market Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Money Market Fund
Portfolio of Investments—October 31, 2021

Investments Allocation (% of Investments) - Unaudited

Portfolio of Investments
Value, Cost, and Principal Amounts in Thousands
GOVERNMENT AGENCY DEBT—8.2%†
(Cost $7,000)
Principal Amount		Value
	Federal Home Loan Bank Discount Notes
$7,000	0.040%—12/01/2021	$7,000

TREASURY DEBT—91.6%†
	U.S. Treasury Bills
11,000	0.020%—12/09/2021	11,000
9,600	0.021%—11/16/2021	9,600
7,000	0.027%—12/16/2021	7,000
11,800	0.031%—11/26/2021	11,799
3,800	0.033%—12/23/2021	3,800
10,000	0.034%—12/02/2021	9,999
TREASURY DEBT—Continued
Principal Amount		Value
$10,000	0.035%—11/04/2021	$10,000
3,500	0.041%—11/18/2021	3,500
10,000	0.042%—11/12/2021	10,000
1,000	0.058%—01/06/2022	1,000
TOTAL TREASURY DEBT
(Cost $77,698)		77,698
TOTAL INVESTMENTS—99.8%
(Cost $84,698)		84,698
CASH AND OTHER ASSETS, LESS LIABILITIES—0.2%		170
TOTAL NET ASSETS—100.0%		$84,868

FAIR VALUE MEASUREMENTS
All investments at October 31, 2021 (as disclosed in the preceding Portfolio of Investments) were classified as Level 2. There were no Level 3 investments at October 31, 2021 or 2020.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
†
Coupon represents yield to maturity

The accompanying notes are an integral part of the Financial Statements.

Harbor Fixed Income Funds
StatementS of Assets and Liabilities—October 31, 2021

(All amounts in thousands, except per share amounts)

	Harbor Bond Fund	Harbor Convertible Securities Fund	Harbor Core Bond Fund	Harbor High-Yield Bond Fund	Harbor Money Market Fund
ASSETS
Investments, at identified cost	$1,724,533	$173,091	$138,260	$349,115	$84,698
Investments, at value	$1,754,451	$190,224	$141,237	$352,190	$84,698
Due from broker	7,185	—	—	—	—
Cash	5,875	16,330	2,706	5,006	189
Foreign currency, at value (cost: $5,448, $0, $0, $0 and $0)	5,409	—	—	—	—
Receivables for:
Investments sold	183,438	—	—	4,632	—
Foreign currency spot contracts	18	—	—	—	—
Capital shares sold	366	200	12	218	8
Interest	9,011	314	595	4,915	—
Unrealized appreciation on open forward currency contracts	6,365	—	—	—	—
Variation margin on futures contracts	3,814	—	—	—	—
Variation margin on centrally cleared swap agreements	423	—	—	—	—
Purchased options, at value (cost: $528, $0, $0, $0 and $0)	331	—	—	—	—
Prepaid registration fees	26	9	4	35	20
Other assets	618	32	10	195	25
Total Assets	1,977,330	207,109	144,564	367,191	84,940
LIABILITIES
Payables for:
Due to broker	2,157	—	—	—	—
Investments purchased	396,894	946	1,707	5,274	—
Capital shares reacquired	720	36	298	106	24
Written options, at value (premiums received: $622, $0, $0, $0 and $0)	668	—	—	—	—
Reverse repurchase agreements	3,347	—	—	—	—
Variation margin on futures contracts	3,439	—	—	—	—
Unrealized depreciation on open forward currency contracts	2,344	—	—	—	—
Accrued expenses:
Management fees	616	103	41	155	—
12b-1 fees	4	1	—	5	—
Transfer agent fees	106	13	8	23	—
Trustees' fees and expenses	599	33	5	199	23
Other	118	17	17	34	25
Total Liabilities	411,012	1,149	2,076	5,796	72
NET ASSETS	$1,566,318	$205,960	$142,488	$361,395	$84,868
Net Assets Consist of:
Paid-in capital	$1,537,246	$164,436	$138,944	$437,860	$84,882
Total distributable earnings/(loss)	29,072	41,524	3,544	(76,465)	(14)
	$1,566,318	$205,960	$142,488	$361,395	$84,868

The accompanying notes are an integral part of the Financial Statements.

	Harbor Bond Fund	Harbor Convertible Securities Fund	Harbor Core Bond Fund	Harbor High-Yield Bond Fund	Harbor Money Market Fund
NET ASSET VALUE PER SHARE BY CLASS
Retirement Class
Net assets	$172,699	$41,250	$36,557	$83,594	N/A
Shares of beneficial interest[1]	14,322	3,013	3,445	8,400	N/A
Net asset value per share[2]	$12.06	$13.69	$10.61	$9.95	N/A
Institutional Class
Net assets	$1,376,349	$161,772	$105,931	$254,241	$82,034
Shares of beneficial interest[1]	114,041	11,823	9,981	25,547	82,034
Net asset value per share[2]	$12.07	$13.68	$10.61	$9.95	$1.00
Administrative Class
Net assets	$17,270	$85	N/A	$715	$2,834
Shares of beneficial interest[1]	1,430	6	N/A	72	2,834
Net asset value per share[2]	$12.08	$13.63	N/A	$10.00	$1.00
Investor Class
Net assets	N/A	$2,853	N/A	$22,845	N/A
Shares of beneficial interest[1]	N/A	209	N/A	2,287	N/A
Net asset value per share[2]	N/A	$13.62	N/A	$9.99	N/A
1
Par value $0.01 (unlimited authorizations)
2
Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

Harbor Fixed Income Funds
StatementS of Operations—Year Ended October 31, 2021

(All amounts in thousands)

	Harbor Bond Fund	Harbor Convertible Securities Fund	Harbor Core Bond Fund	Harbor High-Yield Bond Fund	Harbor Money Market Fund
Investment Income
Interest	$51,428	$1,506	$2,723	$18,644	$47
Dividends	1,148	—	—	—	—
Consent fee income	—	5	—	13	—
Total Investment Income	52,576	1,511	2,723	18,657	47
Operating Expenses
Management fees	8,314	1,201	432	2,346	184
12b-1 fees:
Administrative Class	44	—	N/A	2	8
Investor Class	N/A	7	N/A	59	N/A
Shareholder communications	71	12	11	24	9
Custodian fees	182	14	20	41	19
Transfer agent fees:
Retirement Class	35	8	7	19	N/A
Institutional Class	1,539	142	93	272	89
Administrative Class	18	—	N/A	1	3
Investor Class	N/A	6	N/A	50	N/A
Professional fees	66	6	4	13	3
Trustees' fees and expenses	63	6	4	14	6
Registration fees	71	64	37	66	33
Miscellaneous	33	10	7	14	7
Expenses before interest expense	10,436	1,476	615	2,921	361
Interest expense	7	—	—	—	—
Total expenses	10,443	1,476	615	2,921	361
Management fees waived	(366)	(92)	—	(360)	(166)
12b-1 fees waived	—	—	—	—	(8)
Transfer agent fees waived	(139)	(15)	(10)	(32)	(92)
Other expenses reimbursed	(1,193)	—	(61)	—	(77)
Net expenses	8,745	1,369	544	2,529	18
Net Investment Income/(Loss)	43,831	142	2,179	16,128	29
Net Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	9,954	27,075	514	22,501	—
Investments sold short	(1,270)	—	—	—	—
Foreign currency transactions	(5,646)	—	—	—	—
Futures contracts	368	—	—	—	—
Purchased options	(23)	—	—	—	—
Written options	688	—	—	—	—
Swap agreements	1,698	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(33,632)	4,033	(2,867)	(949)	—
Investments sold short	(220)	—	—	—	—
Forwards currency contracts	1,547	—	—	—	—
Futures contracts	(3,730)	—	—	—	—
Purchased options	(197)	—	—	—	—
Written options	(179)	—	—	—	—
Swap agreements	2,129	—	—	—	—
Translations of assets and liabilities in foreign currencies	(88)	—	—	—	—
Net gain/(loss) on investment transactions	(28,601)	31,108	(2,353)	21,552	—
Net Increase/(Decrease) in Net Assets Resulting from Operations	$15,230	$31,250	$(174)	$37,680	$29
The accompanying notes are an integral part of the Financial Statements.

Harbor Fixed Income Funds
Statements of Changes In Net Assets

(All amounts in thousands)

	Harbor Bond Fund		Harbor Convertible Securities Fund		Harbor Core Bond Fund
	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$43,831	$51,609	$142	$797	$2,179	$2,357
Net realized gain/(loss) on investments	5,769	54,738	27,075	16,732	514	2,883
Change in net unrealized appreciation/(depreciation) of investments	(34,370)	20,660	4,033	8,343	(2,867)	1,657
Net increase/(decrease) in assets resulting from operations	15,230	127,007	31,250	25,872	(174)	6,897
Distributions to Shareholders
Retirement Class	(5,690)	(2,761)	(3,426)	(842)	(1,343)	(440)
Institutional Class	(52,315)	(52,640)	(11,576)	(4,208)	(3,638)	(2,582)
Administrative Class	(521)	(470)	(7)	(2)	N/A	N/A
Investor Class	N/A	N/A	(246)	(68)	N/A	N/A
Total distributions to shareholders	(58,526)	(55,871)	(15,255)	(5,120)	(4,981)	(3,022)
Net Increase/(Decrease) Derived from Capital Share Transactions	(420,389)	(32,033)	35,899	(7,638)	32,042	26,970
Net increase/(decrease) in net assets	(463,685)	39,103	51,894	13,114	26,887	30,845
Net Assets
Beginning of period	2,030,003	1,990,900	154,066	140,952	115,601	84,756
End of period	$1,566,318	$2,030,003	$205,960	$154,066	$142,488	$115,601
The accompanying notes are an integral part of the Financial Statements.

Harbor High-Yield Bond Fund		Harbor Money Market Fund
November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020

$16,128	$20,947	$29	$832
22,501	(15,626)	—	—
(949)	(232)	—	—
37,680	5,089	29	832

(4,718)	(4,327)	N/A	N/A
(13,697)	(17,235)	(28)	(815)
(36)	(32)	(1)	(17)
(1,046)	(1,053)	N/A	N/A
(19,497)	(22,647)	(29)	(832)
(84,456)	(46,449)	(13,902)	(22,397)
(66,273)	(64,007)	(13,902)	(22,397)

427,668	491,675	98,770	121,167
$361,395	$427,668	$84,868	$98,770

Harbor Fixed Income Funds
Statements of Changes in Net Assets—Capital Stock Activity

(All amounts in thousands)

	Harbor Bond Fund		Harbor Convertible Securities Fund		Harbor Core Bond Fund
	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020
AMOUNT ($)
Retirement Class
Net proceeds from sale of shares	$36,135	$179,495	$490	$28,873	$9,051	$23,906
Net proceeds from redemption fees	—	—	—	—	—	—
Reinvested distributions	5,645	2,761	3,426	842	1,320	440
Cost of shares reacquired	(31,577)	(33,651)	(486)	(24,767)	(1,889)	(831)
Net increase/(decrease) in net assets	$10,203	$148,605	$3,430	$4,948	$8,482	$23,515
Institutional Class
Net proceeds from sale of shares	$175,893	$431,694	$50,213	$16,717	$42,246	$19,108
Net proceeds from redemption fees	—	—	—	1	—	—
Reinvested distributions	49,348	49,880	11,378	4,157	3,636	2,581
Cost of shares reacquired	(655,223)	(660,371)	(29,335)	(33,534)	(22,322)	(18,234)
Net increase/(decrease) in net assets	$(429,982)	$(178,797)	$32,256	$(12,659)	$23,560	$3,455
Administrative Class
Net proceeds from sale of shares	$2,386	$2,092	$—	$—	N/A	N/A
Net proceeds from redemption fees	—	—	—	—	N/A	N/A
Reinvested distributions	521	469	7	2	N/A	N/A
Cost of shares reacquired	(3,517)	(4,402)	—	—	N/A	N/A
Net increase/(decrease) in net assets	$(610)	$(1,841)	$7	$2	N/A	N/A
Investor Class
Net proceeds from sale of shares	N/A	N/A	$1,043	$764	N/A	N/A
Net proceeds from redemption fees	N/A	N/A	—	—	N/A	N/A
Reinvested distributions	N/A	N/A	246	68	N/A	N/A
Cost of shares reacquired	N/A	N/A	(1,083)	(761)	N/A	N/A
Net increase/(decrease) in net assets	N/A	N/A	$206	$71	N/A	N/A
The accompanying notes are an integral part of the Financial Statements.

Harbor High-Yield Bond Fund		Harbor Money Market Fund
November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020

$27,854	$72,410	N/A	N/A
1	30	N/A	N/A
4,627	4,187	N/A	N/A
(68,001)	(34,927)	N/A	N/A
$(35,519)	$41,700	N/A	N/A

$47,263	$92,313	$41,708	$209,776
2	96	—	—
13,426	16,946	27	810
(105,770)	(204,679)	(54,859)	(233,459)
$(45,079)	$(95,324)	$(13,124)	$(22,873)

$307	$121	$1,073	$3,992
—	—	—	—
34	31	1	17
(323)	(148)	(1,852)	(3,533)
$18	$4	$(778)	$476

$11,136	$21,719	N/A	N/A
—	9	N/A	N/A
1,036	1,043	N/A	N/A
(16,048)	(15,600)	N/A	N/A
$(3,876)	$7,171	N/A	N/A

Harbor Fixed Income Funds
Statements of Changes in Net Assets—Capital Stock Activity—Continued

(All amounts in thousands)

	Harbor Bond Fund		Harbor Convertible Securities Fund		Harbor Core Bond Fund
	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020
SHARES
Retirement Class
Shares sold	2,958	14,981	36	2,624	835	2,200
Shares issued due to reinvestment of distributions	463	226	265	78	122	41
Shares reacquired	(2,600)	(2,782)	(36)	(2,237)	(173)	(78)
Net increase/(decrease) in shares outstanding	821	12,425	265	465	784	2,163
Institutional Class
Shares sold	14,403	35,572	3,738	1,508	3,947	1,764
Shares issued due to reinvestment of distributions	4,042	4,166	881	386	337	241
Shares reacquired	(53,673)	(54,936)	(2,192)	(3,041)	(2,093)	(1,684)
Net increase/(decrease) in shares outstanding	(35,228)	(15,198)	2,427	(1,147)	2,191	321
Administrative Class
Shares sold	196	172	—	—	N/A	N/A
Shares issued due to reinvestment of distributions	43	39	1	1	N/A	N/A
Shares reacquired	(288)	(368)	—	—	N/A	N/A
Net increase/(decrease) in shares outstanding	(49)	(157)	1	1	N/A	N/A
Investor Class
Shares sold	N/A	N/A	77	65	N/A	N/A
Shares issued due to reinvestment of distributions	N/A	N/A	19	6	N/A	N/A
Shares reacquired	N/A	N/A	(81)	(68)	N/A	N/A
Net increase/(decrease) in shares outstanding	N/A	N/A	15	3	N/A	N/A
The accompanying notes are an integral part of the Financial Statements.

Harbor High-Yield Bond Fund		Harbor Money Market Fund
November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020

2,797	7,783	N/A	N/A
466	448	N/A	N/A
(6,821)	(3,729)	N/A	N/A
(3,558)	4,502	N/A	N/A

4,738	9,729	41,708	209,775
1,353	1,821	27	810
(10,634)	(21,780)	(54,859)	(233,459)
(4,543)	(10,230)	(13,124)	(22,874)

31	13	1,073	3,992
3	3	1	17
(32)	(15)	(1,852)	(3,533)
2	1	(778)	476

1,113	2,344	N/A	N/A
104	111	N/A	N/A
(1,605)	(1,697)	N/A	N/A
(388)	758	N/A	N/A

Harbor Fixed Income Funds Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented

HARBOR BOND FUND
	Retirement Class
Year Ended October 31,	2021	2020	2019	2018[f]
Net asset value beginning of period	$12.35	$11.90	$11.09	$11.28
Income from Investment Operations
Net investment income/(loss)[a,e]	0.32	0.31	0.38	0.16
Net realized and unrealized gain/(loss) on investments	(0.21)	0.49	0.80	(0.16)
Total from investment operations	0.11	0.80	1.18	—*
Less Distributions
Dividends from net investment income	(0.27)	(0.35)	(0.37)	(0.19)
Distributions from net realized capital gains	(0.13)	—	—	—
Total distributions	(0.40)	(0.35)	(0.37)	(0.19)
Net asset value end of period	12.06	12.35	11.90	11.09
Net assets end of period (000s)	$172,699	$166,740	$12,802	$6,921
Ratios and Supplemental Data (%)
Total return[b]	0.88%	6.82%	10.84%	0.01%[c]
Ratio of total expenses to average net assets^	0.53	0.58	1.06	1.16[d]
Ratio of net expenses to average net assets[a]	0.43	0.48	0.96	1.06[d]
Ratio of net expenses excluding interest expense to average net assets[a]	0.43	0.43	0.43	0.43[d]
Ratio of net investment income to average net assets[a]	2.63	2.56	3.30	3.44[d]
Portfolio turnover	370	558	644	674[c]

	Administrative Class
Year Ended October 31,	2021	2020	2019	2018	2017
Net asset value beginning of period	$12.37	$11.92	$11.11	$11.69	$11.89
Income from Investment Operations
Net investment income/(loss)[a,e]	0.28	0.28	0.35	0.31	0.34
Net realized and unrealized gain/(loss) on investments	(0.21)	0.48	0.79	(0.53)	(0.05)
Total from investment operations	0.07	0.76	1.14	(0.22)	0.29
Less Distributions
Dividends from net investment income	(0.23)	(0.31)	(0.33)	(0.36)	(0.32)
Distributions from net realized capital gains	(0.13)	—	—	—	(0.17)
Total distributions	(0.36)	(0.31)	(0.33)	(0.36)	(0.49)
Net asset value end of period	12.08	12.37	11.92	11.11	11.69
Net assets end of period (000s)	$17,270	$18,302	$19,498	$31,111	$30,376
Ratios and Supplemental Data (%)
Total return[b]	0.54%	6.44%	10.44%	(1.88)%	2.56%
Ratio of total expenses to average net assets^	0.86	0.97	1.39	1.16	0.88
Ratio of net expenses to average net assets[a]	0.76	0.87	1.29	1.06	0.79
Ratio of net expenses excluding interest expense to average net assets[a]	0.76	0.76	0.76	0.76	0.76
Ratio of net investment income to average net assets[a]	2.29	2.32	3.01	2.69	2.90
Portfolio turnover	370	558	644	674	654
See page 72 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Institutional Class
2021	2020	2019	2018	2017
$12.36	$11.91	$11.10	$11.68	$11.88

0.31	0.31	0.37	0.33	0.36
(0.21)	0.48	0.80	(0.52)	(0.04)
0.10	0.79	1.17	(0.19)	0.32

(0.26)	(0.34)	(0.36)	(0.39)	(0.35)
(0.13)	—	—	—	(0.17)
(0.39)	(0.34)	(0.36)	(0.39)	(0.52)
12.07	12.36	11.91	11.10	11.68
$1,376,349	$1,844,961	$1,958,600	$1,899,680	$2,159,390

0.79%	6.72%	10.74%	(1.63)%	2.82%
0.61	0.73	1.14	0.90	0.63
0.51	0.62	1.04	0.80	0.54
0.51	0.51	0.51	0.51	0.51
2.52	2.58	3.23	2.93	3.15
370	558	644	674	654

Harbor Fixed Income Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR CONVERTIBLE SECURITIES FUND
	Retirement Class
Year Ended October 31,	2021	2020	2019	2018	2017
Net asset value beginning of period	$12.49	$10.82	$10.47	$11.27	$10.53
Income from Investment Operations
Net investment income/(loss)[a,e]	0.02	0.07	0.10	0.10	0.14
Net realized and unrealized gain/(loss) on investments	2.43	2.02	0.92	0.19	0.78
Total from investment operations	2.45	2.09	1.02	0.29	0.92
Less Distributions
Dividends from net investment income	(0.09)	(0.09)	(0.18)	(0.09)	(0.18)
Distributions from net realized capital gains	(1.16)	(0.33)	(0.49)	(1.00)	—
Total distributions	(1.25)	(0.42)	(0.67)	(1.09)	(0.18)
Proceeds from redemption fees	—*	—*	—*	—*	—*
Net asset value end of period	13.69	12.49	10.82	10.47	11.27
Net assets end of period (000s)	$41,250	$34,307	$24,697	$25,412	$24,585
Ratios and Supplemental Data (%)
Total return[b]	20.23%	19.93%	10.48%	2.80%	8.81%
Ratio of total expenses to average net assets^	0.73	0.74	0.74	0.74	0.72
Ratio of net expenses to average net assets[a]	0.67	0.69	0.69	0.69	0.67
Ratio of net investment income to average net assets[a]	0.15	0.60	0.98	0.95	1.24
Portfolio turnover	50	101	74	94	102

	Administrative Class
Year Ended October 31,	2021	2020	2019	2018	2017
Net asset value beginning of period	$12.46	$10.80	$10.44	$11.26	$10.53
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.02)	0.03	0.07	0.07	0.10
Net realized and unrealized gain/(loss) on investments	2.42	2.01	0.91	0.17	0.77
Total from investment operations	2.40	2.04	0.98	0.24	0.87
Less Distributions
Dividends from net investment income	(0.07)	(0.05)	(0.13)	(0.06)	(0.14)
Distributions from net realized capital gains	(1.16)	(0.33)	(0.49)	(1.00)	—
Total distributions	(1.23)	(0.38)	(0.62)	(1.06)	(0.14)
Proceeds from redemption fees	—*	—*	—*	—*	—*
Net asset value end of period	13.63	12.46	10.80	10.44	11.26
Net assets end of period (000s)	$85	$70	$59	$53	$395
Ratios and Supplemental Data (%)
Total return[b]	19.87%	19.48%	10.11%	2.27%	8.37%
Ratio of total expenses to average net assets^	1.06	1.07	1.07	1.07	1.04
Ratio of net expenses to average net assets[a]	1.00	1.02	1.02	1.01	1.00
Ratio of net investment income to average net assets[a]	(0.18)	0.29	0.64	0.63	0.93
Portfolio turnover	50	101	74	94	102
See page 72 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Institutional Class
2021	2020	2019	2018	2017
$12.48	$10.83	$10.48	$11.27	$10.53

0.01	0.06	0.09	0.09	0.13
2.43	2.00	0.92	0.20	0.78
2.44	2.06	1.01	0.29	0.91

(0.08)	(0.08)	(0.17)	(0.08)	(0.17)
(1.16)	(0.33)	(0.49)	(1.00)	—
(1.24)	(0.41)	(0.66)	(1.08)	(0.17)
—*	—*	—*	—*	—*
13.68	12.48	10.83	10.48	11.27
$161,772	$117,269	$114,130	$93,424	$87,391

20.18%	19.63%	10.39%	2.82%	8.74%
0.81	0.82	0.82	0.82	0.79
0.75	0.77	0.77	0.76	0.76
0.06	0.55	0.89	0.88	1.18
50	101	74	94	102

Investor Class
2021	2020	2019	2018	2017
$12.46	$10.80	$10.45	$11.25	$10.52

(0.04)	0.02	0.05	0.05	0.09
2.43	2.00	0.92	0.19	0.77
2.39	2.02	0.97	0.24	0.86

(0.07)	(0.03)	(0.13)	(0.04)	(0.13)
(1.16)	(0.33)	(0.49)	(1.00)	—
(1.23)	(0.36)	(0.62)	(1.04)	(0.13)
—*	—*	—*	—*	—*
13.62	12.46	10.80	10.45	11.25
$2,853	$2,420	$2,066	$1,861	$2,015

19.76%	19.33%	9.99%	2.35%	8.26%
1.17	1.19	1.19	1.19	1.16
1.11	1.14	1.14	1.13	1.12
(0.29)	0.17	0.52	0.51	0.81
50	101	74	94	102

Harbor Fixed Income Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR CORE BOND FUND
	Retirement Class
Year Ended October 31,	2021	2020	2019	2018[f]
Net asset value beginning of period	$11.06	$10.64	$9.84	$10.00
Income from Investment Operations
Net investment income/(loss)[a,e]	0.19	0.26	0.31	0.12
Net realized and unrealized gain/(loss) on investments	(0.19)	0.50	0.79	(0.19)
Total from investment operations	—	0.76	1.10	(0.07)
Less Distributions
Dividends from net investment income	(0.23)	(0.27)	(0.30)	(0.09)
Distributions from net realized capital gains	(0.22)	(0.07)	—	—
Total distributions	(0.45)	(0.34)	(0.30)	(0.09)
Net asset value end of period	10.61	11.06	10.64	9.84
Net assets end of period (000s)	$36,557	$29,428	$5,298	$3,061
Ratios and Supplemental Data (%)
Total return[b]	(0.01)%	7.36%	11.34%	(0.73)%[c]
Ratio of total expenses to average net assets^	0.43	0.43	0.45	0.77[d]
Ratio of net expenses to average net assets[a]	0.37	0.37	0.37	0.37[d]
Ratio of net investment income to average net assets[a]	1.77	2.35	2.98	2.98[d]
Portfolio turnover	47	70	61	97[c]
See page 72 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Institutional Class
2021	2020	2019	2018[f]
$11.06	$10.64	$9.84	$10.00

0.18	0.26	0.30	0.12
(0.19)	0.50	0.79	(0.19)
(0.01)	0.76	1.09	(0.07)

(0.22)	(0.27)	(0.29)	(0.09)
(0.22)	(0.07)	—	—
(0.44)	(0.34)	(0.29)	(0.09)
10.61	11.06	10.64	9.84
$105,931	$86,173	$79,458	$52,249

(0.09)%	7.28%	11.26%	(0.75)%[c]
0.51	0.51	0.53	0.85[d]
0.45	0.45	0.45	0.45[d]
1.70	2.35	2.89	2.86[d]
47	70	61	97[c]

Harbor Fixed Income Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR HIGH-YIELD BOND FUND
	Retirement Class
Year Ended October 31,	2021	2020	2019	2018	2017
Net asset value beginning of period	$9.55	$9.88	$9.69	$10.22	$10.00
Income from Investment Operations
Net investment income/(loss)[a,e]	0.42	0.47	0.54	0.54	0.55
Net realized and unrealized gain/(loss) on investments	0.49	(0.28)	0.22	(0.49)	0.25
Total from investment operations	0.91	0.19	0.76	0.05	0.80
Less Distributions
Dividends from net investment income	(0.51)	(0.52)	(0.57)	(0.58)	(0.58)
Distributions from net realized capital gains	—	—	—	—	—
Total distributions	(0.51)	(0.52)	(0.57)	(0.58)	(0.58)
Proceeds from redemption fees	—*	—*	—*	—*	—*
Net asset value end of period	9.95	9.55	9.88	9.69	10.22
Net assets end of period (000s)	$83,594	$114,145	$73,676	$303,627	$41,975
Ratios and Supplemental Data (%)
Total return[b]	9.64%	2.18%	8.13%	0.54%	8.23%
Ratio of total expenses to average net assets^	0.66	0.66	0.65	0.61	0.65
Ratio of net expenses to average net assets[a]	0.56	0.57	0.56	0.53	0.61
Ratio of net investment income to average net assets[a]	4.21	4.88	5.53	5.50	5.44
Portfolio turnover	126	128	80	53	56

	Administrative Class
Year Ended October 31,	2021	2020	2019	2018	2017
Net asset value beginning of period	$9.59	$9.92	$9.71	$10.25	$10.01
Income from Investment Operations
Net investment income/(loss)[a,e]	0.39	0.44	0.50	0.52	0.53
Net realized and unrealized gain/(loss) on investments	0.50	(0.28)	0.25	(0.51)	0.25
Total from investment operations	0.89	0.16	0.75	0.01	0.78
Less Distributions
Dividends from net investment income	(0.48)	(0.49)	(0.54)	(0.55)	(0.54)
Distributions from net realized capital gains	—	—	—	—	—
Total distributions	(0.48)	(0.49)	(0.54)	(0.55)	(0.54)
Proceeds from redemption fees	—*	—*	—*	—*	—*
Net asset value end of period	10.00	9.59	9.92	9.71	10.25
Net assets end of period (000s)	$715	$668	$686	$1,374	$1,753
Ratios and Supplemental Data (%)
Total return[b]	9.35%	1.82%	7.91%	0.10%	7.98%
Ratio of total expenses to average net assets^	0.99	0.99	0.98	0.94	0.97
Ratio of net expenses to average net assets[a]	0.89	0.90	0.89	0.86	0.92
Ratio of net investment income to average net assets[a]	3.85	4.60	5.13	5.18	5.20
Portfolio turnover	126	128	80	53	56
See page 72 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Institutional Class
2021	2020	2019	2018	2017
$9.55	$9.88	$9.68	$10.21	$9.99

0.41	0.46	0.52	0.54	0.55
0.49	(0.28)	0.25	(0.51)	0.24
0.90	0.18	0.77	0.03	0.79

(0.50)	(0.51)	(0.57)	(0.57)	(0.57)
—	—	—	—	—
(0.50)	(0.51)	(0.57)	(0.57)	(0.57)
—*	—*	—*	0.01	—*
9.95	9.55	9.88	9.68	10.21
$254,241	$287,242	$398,320	$470,204	$1,387,213

9.55%	2.09%	8.16%	0.45%	8.16%
0.74	0.74	0.73	0.69	0.72
0.64	0.65	0.64	0.62	0.67
4.12	4.86	5.35	5.40	5.43
126	128	80	53	56

Investor Class
2021	2020	2019	2018	2017
$9.57	$9.91	$9.71	$10.24	$10.01

0.38	0.43	0.49	0.50	0.52
0.50	(0.29)	0.24	(0.49)	0.24
0.88	0.14	0.73	0.01	0.76

(0.46)	(0.48)	(0.53)	(0.54)	(0.53)
—	—	—	—	—
(0.46)	(0.48)	(0.53)	(0.54)	(0.53)
—*	—*	—*	—*	—*
9.99	9.57	9.91	9.71	10.24
$22,845	$25,613	$18,993	$31,549	$42,753

9.31%	1.59%	7.72%	0.08%	7.79%
1.11	1.11	1.10	1.06	1.09
1.01	1.02	1.01	0.98	1.04
3.75	4.44	5.00	5.05	5.08
126	128	80	53	56

Harbor Fixed Income Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR MONEY MARKET FUND
	Institutional Class
Year Ended October 31,	2021	2020	2019	2018	2017
Net asset value beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income/(loss)[a,e]	—*	0.01	0.02	0.01	0.01
Net realized and unrealized gain/(loss) on investments	—	—	—	—	—
Total from investment operations	—	0.01	0.02	0.01	0.01
Less Distributions
Dividends from net investment income	—*	(0.01)	(0.02)	(0.01)	(0.01)
Distributions from net realized capital gains	—	—	—	—	—
Total distributions	—*	(0.01)	(0.02)	(0.01)	(0.01)
Net asset value end of period	1.00	1.00	1.00	1.00	1.00
Net assets end of period (000s)	$82,034	$95,159	$118,032	$129,826	$169,637
Ratios and Supplemental Data (%)
Total return[b]	0.03%	0.64%	2.02%	1.44%	0.73%
Ratio of total expenses to average net assets^	0.38	0.39	0.35	0.35	0.35
Ratio of net expenses to average net assets[a]	0.02	0.19	0.28	0.20	—
Ratio of net investment income to average net assets[a]	0.03	0.72	2.01	1.42	0.72
*
Less than $0.01
^
Percentage does not reflect reduction for credit balance arrangements (see the “Custodian” section in Note 2 of the accompanying Notes to Financial Statements)
a
Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses
b
The total returns would have been lower had certain expenses not been waived during the periods shown.
c
Unannualized
d
Annualized
e
Amounts are based on average daily shares outstanding during the period.
f
For the period June 1, 2018 (inception) through October 31, 2018

The accompanying notes are an integral part of the Financial Statements.

Administrative Class
2021	2020	2019	2018	2017
$1.00	$1.00	$1.00	$1.00	$1.00

—*	0.01	0.02	0.01	0.01
—	—	—	—	—
—	0.01	0.02	0.01	0.01

—*	(0.01)	(0.02)	(0.01)	(0.01)
—	—	—	—	—
—*	(0.01)	(0.02)	(0.01)	(0.01)
1.00	1.00	1.00	1.00	1.00
$2,834	$3,611	$3,135	$2,086	$1,545

0.03%	0.51%	1.76%	1.36%	0.73%
0.63	0.64	0.60	0.60	0.60
0.02	0.29	0.53	0.29	—
0.03	0.49	1.79	1.36	0.70

Harbor Fixed Income Funds
Notes to Financial Statements—October 31, 2021

Note 1—Organizational Matters
Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. As of October 31, 2021, the Trust consists of 31 separate portfolios. The portfolios covered by this report are: Harbor Bond Fund, Harbor Convertible Securities Fund, Harbor Core Bond Fund,  Harbor High-Yield Bond Fund, and Harbor Money Market Fund (individually or collectively referred to as a “Fund” or the “Funds," respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.
The Funds currently offer up to four classes of shares, designated as Retirement Class, Institutional Class, Administrative Class and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the Funds and have equal rights with respect to voting, redemptions, dividends, and liquidations, except that: (i) subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), certain expenses may be applied differently to each class of shares in accordance with current regulations of the U.S. Securities and Exchange Commission (“SEC”) and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Security Valuation
The Trust’s valuation procedures permit the Funds to use a variety of valuation methodologies, consider a number of subjective factors, analyze applicable facts and circumstances and, in general, exercise judgment, when valuing Fund investments. The methodology used for a specific type of investment may vary based on the circumstances and relevant considerations, including available market data.
Equity securities (including common stock, preferred stock, and convertible preferred stock), exchange-traded funds and financial derivative instruments (such as futures contracts, and options contracts, including rights and warrants) that are traded on a national securities exchange or system (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities) are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. Shares of open-end registered investment companies that are held by a Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section.
Debt securities (including corporate bonds, municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, mortgage-backed and asset-backed securities, foreign government obligations, bank loans, and convertible securities, other than short-term securities, with a remaining maturity of less than 60 days at the time of acquisition), are valued using evaluated prices furnished by a pricing vendor selected by the Board of Trustees. An evaluated price represents an assessment by the pricing vendor using various market inputs of what the pricing vendor believes is the fair value of a security at a particular point in time. The pricing vendor determines evaluated prices for debt securities that would be transacted at institutional-size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for what the pricing vendor believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk inherent in the security taking into account criteria such as credit quality, payment history, liquidity and market conditions,

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. In the case of asset-backed and mortgage-backed securities, the inputs used by the pricing vendor may also include information about cash flows, prepayment rates, default rates, delinquency and loss assumption, collateral characteristics, credit enhancements and other specific information about the particular offering. Because many debt securities trade infrequently, the pricing vendor will often not have current transaction price information available as an input in determining an evaluated price for a particular security. When current transaction price information is available, it is one input into the pricing vendor’s evaluation process, which means that the evaluated price supplied by the pricing vendor will frequently differ from that transaction price. Securities held by Harbor Money Market Fund are valued at amortized cost, which the Adviser has determined, pursuant to the Board of Trustees’ authorization, approximates fair value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and the maturity value of the issue over the period to effective maturity.  Securities that use similar valuation techniques and inputs as described above are normally categorized as Level 2 in the fair value hierarchy.
Short-term securities with a remaining maturity of less than 60 days at the time of acquisition that are held by a Fund are valued at amortized cost to the extent amortized cost represents fair value. Such securities are normally categorized as Level 2 in the fair value hierarchy.
Over-the-counter financial derivative instruments, such as forward currency contracts, options contracts, and swap agreements (including centrally cleared swaps), derive their value from underlying asset prices, indices, reference rates and other inputs, or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing vendor selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing vendor, the Fund’s subadviser provides a valuation, typically using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing vendor or subadviser using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized as Level 2 in the fair value hierarchy.
A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing vendor to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.
When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Fair Value Measurements and Disclosures
Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2, and Level 3. The inputs or methodologies used for valuing investments are not necessarily indicative of the risk associated with investing in those investments. The assignment of an investment to Levels 1, 2, or 3 is based on the lowest level of significant inputs used to determine its fair value.
Level 1–	Quoted prices in active markets for identical securities.
Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–
Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include each Fund’s own assumptions.

The categorization of investments into Levels 1, 2, or 3, and a summary of significant unobservable inputs used for Level 3 investments, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule. For fair valuations using significant unobservable inputs, if any, a reconciliation of the beginning to ending balances for reported fair values is provided at the end of each Fund’s Portfolio of Investments schedule that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the year.
Each Fund used observable inputs in its valuation methodologies whenever they were available and deemed reliable.
Investment Income
Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities (except for premiums on certain callable debt securities that are amortized to the earliest call date) using the effective yield method. Paydown gains and losses on mortgage-backed and asset-backed securities are recognized as a component of interest income. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income. Consent fees relating to corporate actions from investments held are recorded as income upon receipt.
Expenses
Expenses are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.
Class Allocations
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the expense rate(s) applicable to each class.
Securities Transactions
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost.
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Taxes
Each Fund is treated as a separate entity for U.S. federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for U.S. federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
Each Fund may be subject to taxes imposed by foreign countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.
Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal, state and local income tax returns for the tax years ended October 31, 2018–2020), including all positions expected to be taken upon filing the 2021 tax return, in all material jurisdictions where each Fund operates, and has concluded that no provision for income tax is required in the Funds’ financial statements. Each Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.
Custodian
Each Fund has credit balance arrangements with its custodian whereby positive balances in demand deposit accounts used by the transfer and shareholder servicing agent for clearing shareholder transactions in the Fund generate credits that are applied against gross custody expenses. Such custodial expense reductions, if any, are reflected on the  respective Fund’s accompanying Statement of Operations.
Foreign Currency Contracts
A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. A forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date.
Foreign currency contracts are fair valued daily and any change in fair value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.
During the year, Harbor Bond Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars and forward currency contracts to manage its exposure to changes in exchange rates or as a hedge against foreign exchange risk related to specific transactions or portfolio positions. The Fund entered into collateral agreements with certain counterparties to mitigate counter party risk associated with forward currency contracts.
Foreign Currency Translations
Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, when applicable, are translated into U.S. dollars based on the current exchange rates at year end.
Reported net realized gains and losses on foreign currency transactions, when applicable, represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities, when applicable, are included in the net realized and unrealized gain or loss on investments in the Statements of Operations.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Proceeds from Litigation
Each Fund may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/(loss) if the security has been disposed of by a Fund, or in unrealized gain/(loss) if the security is still held by a Fund.
New Accounting Pronouncements
In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of this ASU is to provide optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate (“LIBOR”) and other reference rates that are expected to be discontinued. The ASU was effective immediately upon release of the update on March 12, 2020, and can generally be applied through December 31, 2022. At this time, management is still evaluating the implications of these changes on the financial statements.
Certain instruments held by the Funds rely in some fashion upon LIBOR. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced plans to ultimately phase out the use of LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Funds or on certain instruments in which the Funds invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Funds.
Forward Commitments and When-Issued Securities
Agreements to purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchase and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.
A Fund will purchase securities on a when-issued basis, or purchase or sell securities on a forward commitment basis, only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to a Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions. The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund’s net asset value starting on the date of the agreement to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the fair value of the underlying securities are not reflected in a Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued and forward commitment transactions generally takes place within two months after the date of the transaction, but a Fund may agree to a longer settlement period.
Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. However, when a Fund purchases securities on a when-issued or forward commitment basis, the Fund will maintain in a segregated account with the Fund’s custodian, or set aside or restrict in the subadviser’s records or systems relating to the Fund, cash or liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, portfolio holdings will be held in a segregated account with the Fund’s custodian, or set aside or restricted on the subadviser’s records or systems relating to the Fund, while the commitment is outstanding.
During the year, Harbor Bond Fund purchased and sold securities on a forward commitment basis, including “TBA” (to be announced) purchase and sale commitments.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Inflation-Indexed Bonds
Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income even though investors do not receive the principal until maturity.
During the year, Harbor Bond Fund and Harbor Core Bond Fund invested in inflation-indexed bonds.
Loan Participations and Assignments
Loan participations and loan assignments are direct debt instruments, which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. A Fund’s investments in loans may be in the form of participation in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled, only from the agent selling the loan agreement and only upon receipt by the agent of payments from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement. When the Fund purchases assignments from the agent, it acquires direct rights against the borrower on the loan.
Unfunded loan commitments are contractual obligations for future funding and may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. The funded portion of these credit agreements are presented on the Portfolio of Investments. Unfunded loan commitments are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and the Statement of Operations.
A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of an unfunded loan commitment. In certain circumstances, a Fund that has entered into an unfunded loan commitment may receive a prepayment penalty fee upon the prepayment of a loan by a borrower. Fees earned are recorded as a component of interest income on the Statement of Operations.
During the year, Harbor High-Yield Bond Fund invested in loan participations and assignments.
As of October 31, 2021, the Funds do not have unfunded loan commitments outstanding.
Mortgage-Related and Other Asset-Backed Securities
Mortgage-backed or asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.
During the year, Harbor Bond Fund and Harbor Core Bond Fund invested in mortgage-related or other asset-backed securities.
Repurchase Agreements
In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to a Fund to close out the repurchase agreement. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Fund and any other appropriate counterparty criteria as determined by a Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), a Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. A Fund seeks to further mitigate its counterparty risk by entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default, including bankruptcy, a Fund may terminate any repurchase agreements with that counterparty, determine the net amount owned, and sell or retain the collateral up to the net amount owed to a Fund. A counterparty’s default may cause a Fund to suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the terms of the master repurchase agreement.
During the year, Harbor Bond Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities.
Reverse Repurchase Agreements
A reverse repurchase agreement involves the delivery of a portfolio security in exchange for cash by a Fund, coupled with an agreement to repurchase the same or substantially the same security at a specified time and price. Until the security is repurchased, a Fund is obligated to pay interest, based upon market rates of the time of issuance, on the value of the repurchase agreement. While a reverse repurchase agreement is outstanding, a Fund continues to receive principal and interest payments on the underlying security. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties is reflected as a liability on the Statements of Assets and Liabilities. Interest payments based upon the reverse repurchase agreement term made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. To cover its obligations under reverse repurchase agreements, a Fund will segregate cash or liquid securities, which are fair valued daily, with the Fund’s custodian, or set aside or restrict assets in the subadviser’s records or systems relating to a Fund, in an amount not less than the repurchase price, including accrued interest, of the underlying security. Reverse repurchase agreements involve the risk that the fair value of the securities delivered by a Fund may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that the fair value of the securities purchased may decline below the repurchase price of the securities delivered. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to a Fund.
During the year, Harbor Bond Fund entered into reverse repurchase agreements. The average amount of borrowings outstanding for the Fund was $6,694,000 at a weighted average interest rate of -0.456%. Average borrowings outstanding and average interest rate during the year is calculated based on calendar days. A table that includes the remaining maturity period for outstanding reverse repurchase agreements and the type of investment collateral pledged, if any, can be found subsequent to the Fund’s Portfolio of Investments schedule.
Sale-Buybacks
A “sale-buyback” financing transaction consists of a sale of a portfolio security by a Fund to a financial institution (the counterparty) with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement.
The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities.  A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the “price drop.” A price drop consists of two components: (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold, and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations.  Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. To cover its obligations under sale-buyback transactions, a Fund will segregate cash or liquid securities, which are fair valued daily, with the Fund’s custodian, or set aside or restrict

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
assets in the subadviser’s records or systems relating to a Fund, in an amount not less than the repurchase price, including accrued interest, of the underlying security. Sale-buyback transactions involve the risk that the fair value of the securities sold by a Fund may decline below the repurchase price of the securities and, if the proceeds from the sale-buyback transactions are invested in securities, that the fair value of the securities purchased may decline below the repurchase price of the securities sold. In periods of increased demand for a security, a Fund may receive a fee for use of the security by the counterparty, which may result in additional interest income to a Fund.
During the year, Harbor Bond Fund entered into sale-buyback transactions. The average amount of borrowings outstanding for the Fund was $299,000 at a weighted average interest rate of 0.029%. Average borrowings outstanding and average interest rate during the year is calculated based on calendar days.
Short Sales
Short-selling obligates a Fund to replace a borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, such Fund is required to pay any accrued interest or dividends to the lender and also may be required to pay a premium. A Fund would realize a gain if the security declines in price between the date of the short sale and the date on which such Fund replaces the borrowed security. A Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until a Fund replaces the borrowed security, subject to pre-arranged exposure levels, it will maintain cash or liquid securities sufficient to cover its short position in a segregated account with the Fund’s custodian or set aside or restricted in the subadviser’s records or systems relating to the Fund. Short sales involve the risk of an unlimited increase in the market price of the borrowed security.
During the year, Harbor Bond Fund engaged in short-selling.
Futures Contracts
A futures contract is an agreement between two parties to buy or sell a specified financial instrument at a set price on a future date. Futures contracts tend to increase or decrease a Fund’s exposure to the underlying instrument or can be used to hedge other Fund investments.
Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract referred to as “variation margin.” Such receipts or payments are recorded by a Fund as unrealized gains or losses. When the contract is closed or expires, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may suffer losses if it is unable to close out its position because of an illiquid secondary market. There is no assurance that a Fund will be able to close out its position when the Fund considers it appropriate or desirable to do so. In the event of adverse price movements, a Fund may be required to continue making daily cash payments to maintain its required margin. If a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when the Fund would not otherwise elect to do so. In addition, a Fund may be required to deliver or take delivery of instruments. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. There is minimal counterparty risk with futures contracts as they are traded on an exchange and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default.
During the year, Harbor Bond Fund used futures contracts to gain exposure to the fixed income asset class with greater efficiency and lower cost than was possible through direct investment, to add value when these securities were attractively priced, or to adjust the portfolio’s sensitivity to changes in interest rates or currency exchange rates.
Options
An option, including rights and warrants, is a contract that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date). Purchased call options tend to increase a Fund’s exposure to the underlying instrument. Purchased put options tend to decrease a Fund’s exposure to the underlying instrument.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
When a Fund purchases an option, it pays a premium. If a purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by a Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by a Fund, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium paid. A Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.
When a Fund writes an option, it receives a premium. If a written option expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that a Fund purchases upon exercise of the option.
The risk in writing a call option is that a Fund relinquishes the opportunity to profit if the fair value of the underlying security increases and the option is exercised. In writing a put option, a Fund assumes the risk of incurring a loss if the fair value of the underlying security decreases and the option is exercised. In addition, there is a risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or if the counterparty does not perform under the contract’s terms.
During the year, Harbor Bond Fund purchased and wrote (sold) option contracts to manage its exposure to the bond markets and to fluctuations in interest rates and currency values.
Swap Agreements
A swap is a contract between two parties to exchange future cash flows at specified intervals (payment dates) based upon a notional principal amount during the agreed-upon life of the contract. Swap agreements may be privately negotiated in the over-the-counter market (“OTC swaps”) or may be cleared through a third party, known as a central clearing party or derivatives clearing organization (“centrally cleared swaps”).
Swaps are fair valued daily and changes in value are recorded as unrealized appreciation or depreciation on the Statement of Operations.
Upon entering a swap agreement, any payments received or made at the beginning of the measurement period are reflected in the Statements of Assets and Liabilities and represent a reconciling value to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. If a liquidation payment is received or made at the termination of the swap, it is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations. Daily changes to the fair value of centrally cleared swaps are recorded as Variation margin receivable or payable on centrally cleared swap agreements in the Statements of Assets and Liabilities and are settled daily. An initial margin, typically in form of cash or qualifying highly liquid, high-quality short-term investments, is paid to the central clearing party or derivatives clearing organization when the swap contract is executed and is recorded as Due from brokers on the Statement of Assets and Liabilities.
Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk and interest rate risk in excess of the amount recognized in the Statements of Assets and Liabilities. Such risks include the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. A Fund’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life or the value of the contract. This risk is typically mitigated by the existence of a master netting arrangement between a Fund and the counterparty, the posting of collateral by the counterparty, and the central clearing party, as counterparty to all centrally cleared swaps, guarantees the performance of the swaps through the margin requirements.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Interest Rate Swaps are agreements between counterparties to exchange cash flows or an exchange of commitments to pay or receive interest with respect to the notional amount of principal. Changes in interest rates can have an effect on the value of bond holdings, the amount of interest income earned and the value of the interest rate swaps held.
During the year, Harbor Bond Fund used interest rate swap agreements to manage its exposure to interest rate changes.
Credit Default Swaps are agreements between counterparties to buy or sell protection on a debt security, a basket of securities, or an index of obligations against a defined credit event. Under the terms of a credit default swap, the buyer of protection receives credit protection in exchange for making periodic payments to the seller of protection based on a given percentage applied to a notional principal amount. In return for these payments, the seller acts as the guarantor of the creditworthiness of a reference entity, obligation or index. An issuer may represent either a single issuer, a “basket” of issuers, or a credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole.
The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no credit event occurs. Credit events may include bankruptcy, failure to pay principal, maturity extension, rating downgrade, or write-down. As a seller, if an underlying credit event occurs, a Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the reference obligation (or underlying securities comprising an index), or pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation (or underlying securities comprising an index). As a buyer, if an underlying credit event occurs, a Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the reference obligation (or underlying securities comprising an index) or receive a net settlement.
During the year, Harbor Bond Fund used credit default swap agreements as a seller to gain credit exposure to an issuer or to simulate investments in long bond positions that were either unavailable or less attractively priced in the bond market; the Fund used credit default swap agreements as a buyer to provide a measure of protection against defaults of an issuer. As of October 31, 2021, the maximum exposure to loss of the notional value as the seller of credit default swaps outstanding for the Fund was $46,835,000.

Note 3—Investment Portfolio Transactions
Investment Portfolio Transactions
Purchases and sales of investments, other than short-term securities, for each Fund for the year ended October 31, 2021 were as follows:
	Purchases (000s)		Sales (000s)
	U.S. Government	Other	U.S. Government	Other
Harbor Bond Fund	$6,967,282	$337,038	$7,541,212	$539,960
Harbor Convertible Securities Fund	—	103,799	—	88,072
Harbor Core Bond Fund	88,029	16,394	49,466	7,874
Harbor High-Yield Bond Fund	—	481,920	—	565,110

Note 4—FEES AND OTHER Transactions with Affiliates
Investment Adviser
Harbor Capital is a wholly owned subsidiary of ORIX Corporation. Harbor Capital is the Funds’ investment adviser and is also responsible for administrative and other services.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for management fees based on an annual percentage rate of average daily net assets as follows:
	Contractual Rate	Actual Rate
Harbor Bond Fund	0.48%[a]	0.46%
Harbor Convertible Securities Fund	0.65[b]	0.60
Harbor Core Bond Fund	0.34	0.34
Harbor High-Yield Bond Fund	0.60[c]	0.51
Harbor Money Market Fund	0.20[d]	0.02

a	The Adviser has contractually agreed to reduce the management fee to 0.43% on assets between $1 billion and $3 billion and to 0.405% on assets over $3 billion through February 28, 2022.
b	The Adviser has contractually agreed to reduce the management fee to 0.60% through February 28, 2022.
c	The Adviser has contractually agreed to reduce the management fee to 0.508% through February 28, 2022.
d	The Adviser has contractually agreed to reduce the management fee to 0.18% through February 28, 2022.
Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations. Interest expense, if any, is excluded from contractual limitations. During the year, the following expense limitation agreements were in effect:
	Retirement Class	Institutional Class	Administrative Class	Investor Class	Expense Limitation Agreement Expiration Date
Harbor Bond Fund	0.43%	0.51%	0.76%	N/A	02/28/2022
Harbor Core Bond Fund	0.37	0.45	N/A	N/A	02/28/2022
Harbor Money Market Fund[1]	N/A	0.28	0.53	N/A	02/28/2022

1
From November 1, 2021 through March 31, 2021, Harbor Capital voluntarily waived additional expenses below the limits described in the table above. Effective April 1,
2021 through October 31, 2021, Harbor Capital voluntarily waived all the expenses of the Fund. This expense waiver resulted in annualized expense ratios for the year ended October 31, 2021 of 0.02% each for the Institutional Class and Administrative Class.

All expense limitation agreements include the transfer agent fee waiver discussed in the Transfer Agent note.
Distributor
Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plan pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (each, a “12b-1 Plan”) as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. Pursuant to each 12b-1 Plan, the Distributor is compensated for financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of each Fund or for recordkeeping services or the servicing of shareholder accounts in a Administrative and Investor Class shares of each Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.
Amounts payable by a Fund under each 12b-1 Plan need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. Each 12b-1 Plan does not obligate each Fund to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under each 12b-1 Plan. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, each Fund will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.
The fees attributable to each Fund’s respective class are shown on the accompanying Statements of Operations.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
Transfer Agent
Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:
Transfer Agent Fees
Retirement Class	0.02% of the average daily net assets of all Retirement Class shares
Institutional Class	0.10% of the average daily net assets of all Institutional Class shares
Administrative Class	0.10% of the average daily net assets of all Administrative Class shares
Investor Class[1]	0.21% of the average daily net assets of all Investor Class shares

1	For the period November 1, 2020 through February 28, 2021, Harbor Services Group received compensation up to 0.22% for the Investor Class.
Harbor Services Group voluntarily waived a portion of its transfer agent fees during the year ended October 31, 2021. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations. The voluntary waiver may be discontinued at any time.
Affiliated Transactions
The Investment Company Act permits purchase and sale transactions among affiliated investment companies subject to an exemptive rule. Harbor Funds has adopted policies and procedures pursuant to such rule. During the year, the Funds did not enter into any transactions with any other Harbor fund.
Shareholders
As of October 31, 2021, Harbor Capital and its wholly owned subsidiaries collectively held the following shares of beneficial interest in each of the following Funds:
	Number of Shares Owned by Harbor Capital and Subsidiaries					Percentage of Outstanding Shares
	Retirement Class	Institutional Class	Administrative Class	Investor Class	Total
Harbor Bond Fund	59,098	—	—	N/A	59,098	0.0%
Harbor Convertible Securities Fund	53,210	—	—	—	53,210	0.4
Harbor Core Bond Fund	51,833	3,446,423	N/A	N/A	3,498,256	26.1
Harbor High-Yield Bond Fund	75,221	—	—	—	75,221	0.2
Harbor Money Market Fund	N/A	6,489,334	26,384	N/A	6,515,718	7.7
Independent Trustees
The fees and expenses of the Independent Trustees are included in “Trustees’ fees and expenses” on each Fund’s Statement of Operations.
The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Accrued expenses – Trustees’ fees and expenses” and “Other assets”, respectively, in the Statements of Assets and Liabilities. Such amounts fluctuate with changes in the value of the selected Fund(s). The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
Redemption Fee
During the period November 1, 2020 through February 28, 2021, a 1% redemption fee was charged on shares of Harbor Convertible Securities Fund and Harbor High-Yield Bond Fund that were redeemed within 90 days from their date of purchase. All redemption fees are recorded by the Fund as paid-in capital. For such period redemption fee proceeds were as follows:
Amount (000s)
Harbor Convertible Securities Fund	$—
Harbor High-Yield Bond Fund	3
Effective March 1, 2021, the Funds no longer charge redemption fees.

NOTE 5—TAX INFORMATION
The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from U.S. GAAP. These differences are attributable to permanent book and tax accounting differences that were primarily due to the tax treatment of bonds in default and the use of equalization. Reclassifications, if any, are made to each Fund’s capital account to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. The amounts reclassified on the Statements of Assets and Liabilities for the year ended October 31, 2021 were as follows:
	Total Distributable Earnings/(Loss) (000s)	Paid-In Capital (000s)
Harbor Bond Fund	$—	$—
Harbor Convertible Securities Fund	(2,309)	2,309
Harbor Core Bond Fund	(7)	7
Harbor High-Yield Bond Fund	—	—
Harbor Money Market Fund	(48)	48
The tax composition of each Fund’s distributions was as follows:
	As of October 31, 2021			As of October 31, 2020
	Ordinary Income (000s)	Long-Term Capital Gains (000s)	Total (000s)	Ordinary Income (000s)	Long-Term Capital Gains (000s)	Total (000s)
Harbor Bond Fund	$58,526	$—	$58,526	$55,871	$—	$55,871
Harbor Convertible Securities Fund	12,094	3,161	15,255	3,667	1,453	5,120
Harbor Core Bond Fund	3,447	1,534	4,981	2,588	434	3,022
Harbor High-Yield Bond Fund	19,497	—	19,497	22,647	—	22,647
Harbor Money Market Fund	29	—	29	832	—	832

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

NOTE 5—TAX INFORMATION—Continued
As of October 31, 2021, the components of each Fund’s distributable earnings on a tax basis were as follows:
	Undistributed Ordinary Income (000s)	Undistributed Long-Term Capital Gains (000s)	Unrealized Appreciation/ (Depreciation) (000s)	Accumulated Capital and Other Losses (000s)	Other Temporary Differences (000s)	Total Distributable Earnings/ (Loss) (000s)
Harbor Bond Fund	$16,258	$—	$13,138	$—	$(324)	$29,072
Harbor Convertible Securities Fund	14,165	11,022	16,813	—	(476)	41,524
Harbor Core Bond Fund	711	—	2,939	(103)	(3)	3,544
Harbor High-Yield Bond Fund	706	—	1,510	(78,568)	(113)	(76,465)
Harbor Money Market Fund	—	—	—	—	(14)	(14)
As of October 31, 2021, each Fund in the following table had capital loss carryforwards for federal tax purposes which will reduce each Fund’s taxable income arising from future net realized gains on investments to the extent permitted by the Internal Revenue Code. Use of the capital loss carryforwards will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve each Fund of any federal tax liability. The capital loss carryforwards do not expire.
	Capital Loss Carryforward
	Short-Term (000s)	Long- Term (000s)	Total (000s)
Harbor Core Bond Fund	$103	$—	$103
Harbor High-Yield Bond Fund	—	78,568	78,568
The identified cost for federal income tax purposes of investments owned by each Fund and its respective gross unrealized appreciation and depreciation as of October 31, 2021 were as follows:
	Identified Cost (000s)	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) (000s)
		Appreciation (000s)	(Depreciation) (000s)
Harbor Bond Fund	$1,756,594	$63,572	$(50,434)	$13,138
Harbor Convertible Securities Fund	173,410	20,772	(3,959)	16,813
Harbor Core Bond Fund*	138,297	4,353	(1,414)	2,939
Harbor High-Yield Bond Fund*	350,681	6,836	(5,326)	1,510
Harbor Money Market Fund	84,698	—	—	—

*	Capital loss carryforwards are available, which may reduce taxable income from future net realized gain on investments.

Note 6—Derivatives
Each Fund’s derivative holdings do not qualify for hedge accounting treatment and as such are recorded at current fair value. For a discussion of risks related to these investments please refer to the descriptions of each type of derivative instrument in Note 2— Significant Accounting Policies.
Each Fund’s derivative instruments outstanding as of the year ended October 31, 2021, if any, as disclosed in the Portfolio of Investments, and the related amounts of net realized and changes in net unrealized gains and losses on derivative instruments during the year as disclosed in the Statement of Operations, are indicators of the volume of derivative activity for each Fund.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 6—Derivatives—Continued
Derivative Instruments
As of October 31, 2021, the fair values of derivatives, by primary risk exposure, were reflected in the Statement of Assets and Liabilities as follows:
HARBOR BOND FUND
Statement of Assets and Liabilities Caption	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Total (000s)
Assets
Unrealized appreciation on open forward currency contracts	$—	$6,365	$—	$6,365
Variation margin on centrally cleared swap agreements[a,b]	7,258	—	1,382	8,640
Variation margin on options and futures contracts (futures)[a]	422	—	—	422
Purchased options, at value	331	—	—	331
Liabilities
Unrealized depreciation on open forward currency contracts	$—	$(2,344)	$—	$(2,344)
Variation margin on centrally cleared swap agreements[a,b]	(2,701)	—	(66)	(2,767)
Variation margin on options and futures contracts (futures)[a]	(3,725)	—	—	(3,725)
Written options, at value	(668)	—	—	(668)

a
Balance includes cumulative appreciation/depreciation of contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

b	Net of upfront premiums received of $1,378
Net realized gain/(loss) and the change in net unrealized appreciation/(depreciation) on derivatives, by primary risk exposure, for the year ended October 31, 2021, were:
HARBOR BOND FUND
Net realized gain/(loss) on derivatives	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Total (000s)
Forward currency contracts	$—	$(5,061)	$—	$(5,061)
Futures contracts	368	—	—	368
Purchased options	(23)			(23)
Written options	688	—	—	688
Swap agreements	979	—	719	1,698
Net realized gain/(loss) on derivatives	$2,012	$(5,061)	$719	$(2,330)

Change in net unrealized appreciation/(depreciation) on derivatives	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Total (000s)
Forward currency contracts	$—	$1,547	$—	$1,547
Futures contracts	(3,730)	—	—	(3,730)
Purchased options	(197)	—	—	(197)
Written options	(179)	—	—	(179)
Swap agreements	1,306	—	823	2,129
Change in net unrealized appreciation/(depreciation) on derivatives	$(2,800)	$1,547	$823	$(430)

Note 7—OFFSETTING ASSETS AND LIABILITIES
Master Netting Arrangements
As described in further detail below, each Fund may enter into Master Netting Arrangements that govern the terms of certain transactions. Master Netting Arrangements are designed to reduce the counterparty risk associated with relevant transactions by establishing credit protection mechanisms and providing standardization as a means of improving legal certainty. As Master

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 7—OFFSETTING ASSETS AND LIABILITIES—Continued
Netting Arrangements are specific to the unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all of the transactions governed under a single agreement with that counterparty. Master Netting Arrangements can also help reduce counterparty risk by specifying collateral posting requirements at pre-arranged exposure levels. Securities and cash pledged as collateral are reflected as assets in the Statements of Assets and Liabilities as either a component of investments at value (securities) or due from broker. Cash collateral received is not typically held in a segregated account and, as such, is reflected as a liability in the Statements of Assets and Liabilities as due to broker. The fair value of any securities received as collateral is not reflected as a component of net asset value.
For the year ended October 31, 2021, the following Master Netting Arrangements have been entered into by one or more of the Funds:
Master Repurchase Agreements and Global Master Repurchase Agreements, which govern repurchase and reverse repurchase transactions between the Fund and select counterparties. As of October 31, 2021, Harbor Bond Fund had investment exposures subject to the terms of these agreements.
Master Securities Forward Transaction Agreements, which govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. As of October 31, 2021, Harbor Bond Fund had investment exposures subject to the terms of these agreements.
International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes, which govern over-the-counter market traded financial derivative transactions entered into by the Fund and select counterparties. As of October 31, 2021, Harbor Bond Fund had investment exposures subject to the terms of these agreements.
The following is a summary by counterparty of the gross value of material Borrowings and Other Financing Transactions and collateral (received)/pledged as of October 31, 2021:
HARBOR BOND FUND
Counterparty	Payable for Reverse Repurchase Agreements (000s)	Collateral (Received)/ Pledged (000s)	Net Exposure (000s)
Global/Master Repurchase Agreement
Barclays Bank PLC	$(3,347)	$3,289	$(58)
The following is a summary by counterparty of the value of OTC financial derivative instruments and collateral (received)/pledged as governed by International Swaps and Derivatives Association, Inc. master agreements as of October 31, 2021.
HARBOR BOND FUND
	Financial Derivative Assets			Financial Derivative Liabilities			Net Value of OTC Derivatives (000s)	Collateral (Received)/ Pledged* (000s)	Net Exposure (000s)
Counterparty	Forward Currency Contracts (000s)	Purchased Options (000s)	Total Over-the- Counter (000s)	Forward Currency Contracts (000s)	Written Options (000s)	Total Over-the- Counter (000s)
Barclays Bank plc	$49	$—	$49	$—	$—	$—	$49	$—	$49
BNP Paribas SA	1,963	—	1,963	(740)	—	(740)	1,223	—	1,223
Citibank NA	1,370	—	1,370	(534)	—	(534)	836	—	836
Deutsche Bank AG	—	—	—	(58)	—	(58)	(58)	—	(58)
Goldman Sachs & Co. LLC	—	—	—	—	(62)	(62)	(62)	—	(62)
Goldman Sachs Bank USA	1,471	331	1,802	(593)	(567)	(1,160)	642	—	642
HSBC Bank USA	191	—	191	(121)	—	(121)	70	—	70
JP Morgan Chase Bank NA	32	—	32	(22)	(39)	(61)	(29)	58	—
Société Générale	—	—	—	(2)	—	(2)	(2)	—	(2)

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 7—OFFSETTING ASSETS AND LIABILITIES—Continued

HARBOR BOND FUND—Continued
	Financial Derivative Assets			Financial Derivative Liabilities			Net Value of OTC Derivatives (000s)	Collateral (Received)/ Pledged* (000s)	Net Exposure (000s)
Counterparty	Forward Currency Contracts (000s)	Purchased Options (000s)	Total Over-the- Counter (000s)	Forward Currency Contracts (000s)	Written Options (000s)	Total Over-the- Counter (000s)
UBS AG	$1,289	$—	$1,289	$(274)	$—	$(274)	$1,015	$—	$1,015
Total Over-the-Counter Exposure	$6,365	$331	$6,696	$(2,344)	$(668)	$(3,012)

*	Of the total collateral received and/or pledged listed in the table above, no cash has been received as collateral
Exchange traded and centrally cleared derivatives are not subject to master netting or similar arrangements.

Note 8—Subsequent Events
At the meeting of the Board of Trustees held on December 1, 2021, the Board of Trustees approved a change in the Harbor Bond Fund’s investment subadviser and name. Effective February 2, 2022 (the “Effective Date”), Income Research+Management (“IR+M”) will replace Pacific Investment Management Company, LLC as investment subadviser and the Fund will be renamed Harbor Core Plus Fund. In connection with the appointment of IR+M as the Fund’s subadviser, as of the Effective Date, the management fees will be reduced from 0.48% to 0.25% annually. In addition, on the Effective Date, the Adviser has contractually agreed to limit the Fund’s expenses to 0.30%, 0.38% and 0.63% for the Retirement, Institutional and Administrative share classes, respectively. Additional information related to these changes can be found in the supplement to the Fund’s prospectus and statement of additional information filed with the SEC on December 6, 2021.
On December 1, 2021, the Board of Trustees also approved a change in the Harbor Core Bond Fund’s advisory fees, together with certain related changes. Effective December 1, 2021, the management fee rate was reduced from 0.34% to 0.23% annually. In addition, effective December 1, 2021, the Adviser has contractually agreed to limit the Fund’s expenses to 0.26% and 0.34% for the Retirement and Institutional share classes, respectively. Additional information related to these changes can be found in the supplement to the Fund’s prospectus filed with the SEC on December 6, 2021.
Through the date the financial statements were issued, there were no other subsequent events or transactions that would have materially impacted the financial statements or related disclosures as presented herein.

Harbor Fixed Income Funds
Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
Harbor Funds
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Harbor Bond Fund, Harbor Convertible Securities Fund, Harbor Core Bond Fund, Harbor High-Yield Bond Fund and Harbor Money Market Fund (collectively referred to as the “Funds”), (five of the funds constituting the Harbor Funds (the “Trust”)), including the portfolios of investments, as of October 31, 2021, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds, (five of the funds constituting the Trust), at October 31, 2021, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Individual fund comprising the Harbor Funds	Statement of operations	Statement of changes in net assets	Financial highlights
Harbor Bond Fund Harbor Convertible Securities Fund Harbor High-Yield Bond Fund Harbor Money Market Fund	For the year ended October 31, 2021	For each of the two years in the period ended October 31, 2021	For each of the five years in the period ended October 31, 2021
Harbor Core Bond Fund	For the year ended October 31, 2021	For each of the two years in the period ended October 31, 2021	For each of the two years in the period ended October 31, 2021 and the period from June 1, 2018 (inception) through October 31, 2018
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Harbor Funds investment companies since 2000.
Chicago, Illinois
December 21, 2021

Harbor Fixed Income Funds
Fees and Expenses Example (Unaudited)

Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (if any), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2021 through October 31, 2021.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund/Class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund/Class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021
Harbor Bond Fund
Retirement Class	0.43%
Actual		$2.18	$1,000	$1,013.42
Hypothetical (5% return)		2.19	1,000	1,022.98
Institutional Class	0.51%
Actual		$2.59	$1,000	$1,013.01
Hypothetical (5% return)		2.60	1,000	1,022.57
Administrative Class	0.76%
Actual		$3.85	$1,000	$1,011.73
Hypothetical (5% return)		3.87	1,000	1,021.28
Harbor Convertible Securities Fund
Retirement Class	0.67%
Actual		$3.41	$1,000	$1,018.10
Hypothetical (5% return)		3.41	1,000	1,021.74
Institutional Class	0.75%
Actual		$3.81	$1,000	$1,017.90
Hypothetical (5% return)		3.82	1,000	1,021.33
Administrative Class	1.00%
Actual		$5.08	$1,000	$1,017.20
Hypothetical (5% return)		5.09	1,000	1,020.04
Investor Class	1.11%
Actual		$5.65	$1,000	$1,016.40
Hypothetical (5% return)		5.65	1,000	1,019.47

Harbor Fixed Income Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021
Harbor Core Bond Fund
Retirement Class	0.37%
Actual		$1.88	$1,000	$1,009.30
Hypothetical (5% return)		1.89	1,000	1,023.29
Institutional Class	0.45%
Actual		$2.28	$1,000	$1,008.90
Hypothetical (5% return)		2.29	1,000	1,022.88
Harbor High-Yield Bond Fund
Retirement Class	0.56%
Actual		$2.85	$1,000	$1,023.12
Hypothetical (5% return)		2.85	1,000	1,022.31
Institutional Class	0.64%
Actual		$3.27	$1,000	$1,022.71
Hypothetical (5% return)		3.26	1,000	1,021.90
Administrative Class	0.89%
Actual		$4.54	$1,000	$1,021.37
Hypothetical (5% return)		4.53	1,000	1,020.61
Investor Class	1.01%
Actual		$5.14	$1,000	$1,020.82
Hypothetical (5% return)		5.14	1,000	1,019.99
Harbor Money Market Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,000.15
Hypothetical (5% return)		0.00	1,000	1,025.21
Administrative Class	0.00%
Actual		$0.00	$1,000	$1,000.15
Hypothetical (5% return)		0.00	1,000	1,025.21
*
Reflective of all fee waivers and expense reimbursements
**
Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Harbor Fixed Income Funds
Additional Information (Unaudited)

Additional Tax Information
The Funds designate the following portions of their distributions from investment company taxable income for the fiscal year ended October 31, 2021 as qualifying for the dividends received deduction for corporate shareholders.
Percentage of Distribution
Harbor Convertible Securities Fund	3%
For the fiscal year ended October 31, 2021, the Funds designate up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code 163 (j) as interest income eligible for income inclusion for corporate shareholders. If the Funds pay a distribution during calendar year 2021, complete information will be reported in conjunction with Form 1099-DIV.
Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the fiscal year ended October 31, 2021:
Amount (000s)
Harbor Convertible Securities Fund	$4,172
Harbor Core Bond Fund	1,541
For the fiscal year ended October 31, 2021, each Fund designates up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If a Fund pays a distribution during calendar year 2021, complete information will be reported in conjunction with Form 1099-DIV.
Shareholders who own shares through a taxable Harbor Funds account and that received distributions from a Fund during calendar year 2021 will receive a Form 1099-DIV in January 2022 that will show the tax character of those distributions.

Proxy Voting
Harbor Funds has adopted Proxy Voting Policies and Procedures under which proxies relating to securities held by the Harbor funds are voted. In addition, Harbor Funds files Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of Harbor Funds’ Proxy Voting Policies and Procedures and the proxy voting records (Form N-PX) are available (i) without charge, upon request, by calling Harbor toll-free at 800-422-1050; (ii) on Harbor’s website at harborcapital.com; and (iii) on the SEC’s website at sec.gov.

Householding
Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy materials, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

Quarterly Portfolio Disclosures
The Funds (excluding Harbor Money Market Fund) file a complete portfolio of investments for their first and third fiscal quarters with the SEC as an exhibit to Form N-PORT. The Funds’ Form N-PORT exhibit is available (i) without charge, upon request, by calling Harbor toll-free at 800-422-1050, (ii) on Harbor’s website at harborcapital.com, and (iii) on the SEC’s website at sec.gov.

Harbor Fixed Income Funds
Additional Information—Continued

Trustees and Officers
As of December 2021
The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.
Harbor Funds' Statement of Additional Information includes additional information about the Trust’s Trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at harborcapital.com.
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Scott M. Amero (58) Trustee	Since 2014	Chairman (2015-2020) and Trustee (2011-Present), Rare (conservation nonprofit); Trustee, Berkshire School (2014-Present); Trustee, The Nature Conservancy, Massachusetts Chapter (2018-Present); Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010), BlackRock, Inc. (publicly traded investment management firm).	34	None
Donna J. Dean (70) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (2001-2019).	34	None
Randall A. Hack (74) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (private investment firm) (2003-Present); Director of Tower Development Corporation (cell tower developer) (2009-2016); Advisory Director of Berkshire Partners (private equity firm) (2002-2013); Founder and Senior Managing Director of Nassau Capital, LLC (private investment firm, investing solely on behalf of the Princeton Endowment) (1995-2001); and President of The Princeton University Investment Company (1990-1994).	34	None
Robert Kasdin (63) Trustee	Since 2014	Senior Vice President and Chief Operating Officer (2015-Present) and Chief Financial Officer (2018-Present), Johns Hopkins Medicine; Senior Executive Vice President, Columbia University (2002-2015); Trustee and Member of the Finance Committee, National September 11 Memorial & Museum at the World Trade Center (2005-2019); Director, Apollo Commercial Real Estate Finance, Inc. (2014-Present); and Director and Executive Committee Member, The Y in Central Maryland (2018-Present).	34	Director of Apollo Commercial Real Estate Finance, Inc. (2014-Present).
Kathryn L. Quirk (69) Trustee	Since 2017
Vice President, Senior Compliance Officer and Head, U.S. Regulatory
Compliance, Goldman Sachs Asset Management (2013-2017); Deputy
Chief Legal Officer, Asset Management, and Vice President and
Corporate Counsel, Prudential Insurance Company of America
(2010-2012); Co-Chief Legal Officer, Prudential Investment
Management, Inc., and Chief Legal Officer, Prudential Investments
and Prudential Mutual Funds (2008-2012); Vice President and
Corporate Counsel and Chief Legal Officer, Mutual Funds, Prudential
Insurance Company of America, and Chief Legal Officer, Prudential
Investments (2005-2008); Vice President and Corporate Counsel and
Chief Legal Officer, Mutual Funds, Prudential Insurance Company
of America (2004-2005); Member, Management Committee
(2000-2002), General Counsel and Chief Compliance Officer, Zurich
Scudder Investments, Inc. (1997-2002).
			34	None
Douglas J. Skinner (59) Trustee	Since 2020	Professor of Accounting (2005-Present), Deputy Dean for Faculty (2015-2016, 2017-Present), Interim Dean (2016-2017), University of Chicago Booth School of Business.	34	None

Harbor Fixed Income Funds
Additional Information—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES—Continued
Ann M. Spruill (67) Trustee	Since 2014	Partner (1993-2008), member of Executive Committee (1996-2008), Member Board of Directors (2002-2008), Grantham, Mayo, Van Otterloo & Co, LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Public Equities, Museum of Fine Arts, Boston (2000-2020); and Trustee, Financial Accounting Foundation (2014-2020).	34	None
INTERESTED TRUSTEE
Charles F. McCain (52)* Chairman, Trustee and President	Since 2017
Chief Executive Officer (2017-Present), Director (2007-Present),
President and Chief Operating Officer (2017), Executive Vice President
and General Counsel (2004-2017), and Chief Compliance Officer
(2004-2014), Harbor Capital Advisors, Inc.; Director and Chairperson
(2019-Present), Harbor Trust Company, Inc.; Director (2007-Present)
and Chief Compliance Officer (2004-2017), Harbor Services Group,
Inc.; Chief Executive Officer (2017-Present), Director (2007-Present),
Chief Compliance Officer and Executive Vice President (2007-2017),
Harbor Funds Distributors, Inc.; and Chief Compliance Officer, Harbor
Funds (2004-2017).
			34	None

Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**
Erik D. Ojala (46) Chief Compliance Officer	Since 2017
Executive Vice President and General Counsel (2017-Present) and Secretary (2010-Present); Senior
Vice President and Associate General Counsel (2007-2017), Harbor Capital Advisors, Inc.; Director
and Secretary (2019-Present), Harbor Trust Company, Inc.; Director, Executive Vice President
(2017-Present) and Chief Compliance Officer (2017-2021), Harbor Funds Distributors, Inc.; Director
(2017-Present) and Assistant Secretary (2014-Present), Harbor Services Group, Inc.; and AML Compliance
Officer (2010-2017) and Vice President and Secretary (2007-2017), Harbor Funds.

Anmarie S. Kolinski (50) Treasurer	Since 2007
Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.;
Director and Treasurer (2019-Present), Harbor Trust Company, Inc.; Chief Financial Officer (2007-Present),
Harbor Services Group, Inc.; and Chief Financial Officer (2015-Present) and Treasurer (2012-Present),
Harbor Funds Distributors, Inc.

Kristof M. Gleich (42) Vice President	Since 2019
President (2018-Present) and Chief Investment Officer (2020), Harbor Capital Advisors, Inc.; Director,
Vice Chairperson, President (2019-Present) and Chief Investment Officer (2020-Present), Harbor Trust
Company, Inc.; and Managing Director, Global Head of Manager Selection (2010-2018), JP Morgan
Chase & Co.

Gregg M. Boland (58) Vice President	Since 2019
Executive Vice President (2020-Present), Vice President (2019-2020), Harbor Capital Advisors, Inc.;
President (2019-Present), Senior Vice President – Operations (2016-2019), and Vice President – Operations
(2007-2015), Harbor Services Group, Inc.; and Senior Vice President, AML Compliance Officer, and
OFAC Officer (2019-Present), Harbor Funds Distributors, Inc.

Diana R. Podgorny (42) Secretary	Since 2018
Senior Vice President and Assistant General Counsel (2020-Present), Vice President and Assistant
General Counsel (2017-2020), Harbor Capital Advisors, Inc.; Director and Vice President (2020 –
Present), Harbor Trust Company, Inc.; Vice President and Counsel, AMG Funds LLC (2016-2017);
Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-2017);
Assistant Secretary, AMG Funds IV (2010-2017); and Vice President and Counsel, Aston Asset
Management, LLC (2010-2016).

Jodie L. Crotteau (49) Assistant Secretary	Since 2014
Senior Vice President and Chief Compliance Officer, Harbor Capital Advisors, Inc. (2014-Present);
Chief Compliance Officer and AML/OFAC Officer (2019-Present), Harbor Trust Company, Inc.; Chief
Compliance Officer and Secretary (2017-present) and Assistant Secretary (2015-2016), Harbor Services
Group, Inc.; Chief Compliance Officer (2021-present) and Assistant Secretary (2016-present), Harbor
Funds Distributors, Inc.; Vice President and Chief Compliance Officer, Grosvenor Registered Funds
(2011-2014); and Vice President, Grosvenor Capital Management, L.P. (2010-2014).

Harbor Fixed Income Funds
Additional Information—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**—Continued
Lana M. Lewandowski (42) AML Compliance Officer and Assistant Secretary	Since 2017	Legal & Compliance Manager (2016-Present) and Legal Specialist (2012-2015), Harbor Capital Advisors, Inc.
Lora A. Kmieciak (57) Assistant Treasurer	Since 2017
Senior Vice President – Fund Administration and Analysis (2017-Present), Senior Vice President -
Business Analysis (2015-2017), Harbor Capital Advisors, Inc.; Vice President (2020 – Present), Harbor
Trust Company, Inc.; and Assurance Executive Director, Ernst & Young LLP (1999-2015).

John M. Paral (53) Assistant Treasurer	Since 2013	Director of Fund Administration and Analysis (2017-Present), Vice President (2012-Present) and Financial Reporting Manager (2007-2017), Harbor Capital Advisors, Inc.

1
Each Trustee serves for an indefinite term, until his or her successor is elected. Each Officer is elected annually.
*
Mr. McCain is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**
Officers of the Funds are “interested persons” as defined in the Investment Company Act.

This Privacy Statement Is Not Part of This Report
Harbor’s Privacy Statement

Rev. 09/2021
FACTS	WHAT DOES HARBOR DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us.
This information can include:
■ Social Security number
■ Account balances and transaction history
■ Assets and investment experience
■ Wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Harbor chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Harbor share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-422-1050 or go to harborcapital.com

Harbor’s Privacy Statement—Continued

Who we are
Who is providing this notice?	Harbor Capital Advisors, Inc.; Harbor Services Group; Inc.; Harbor Funds Distributors, Inc., Harbor Trust Company, Inc., Harbor Funds, Harbor ETF Trust (collectively, “Harbor”)
What we do
How does Harbor protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We maintain physical, electronic and procedural safeguards designed to protect your personal information; however, please be aware that no data security measures can guarantee 100% security.

How does Harbor collect my personal information?
We collect your personal information, for example, when you
■ Open an account or make transactions on your account
■ Give us your contact information or income information
■ Tell us about your investment or retirement portfolio
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes—information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include the financial companies providing this notice, as well as other companies under our parent company, ORIX Corporation.

Nonaffiliates
Companies not related by common ownership or control. They can be financial and nonfinancial companies.
■ Nonaffiliates we share with can include companies that perform support services on our behalf or other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms (to support our marketing to you), as well as other financial institutions.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Harbor doesn’t jointly market.
Other important information
Notice to investors in California and Vermont
Under California and Vermont law, we will not share information we collect about you with outside companies, unless the law allows. For example, we may share information with your consent, to service your accounts, and in connection with legal proceedings.
We will limit sharing among our companies to the extent required by applicable law.

We recommend that you read and retain this notice for your personal files.

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For more information
Trustees & Officers
Charles F. McCain
Chairman, President & Trustee
Scott M. Amero
Trustee
Donna J. Dean
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Kathryn L. Quirk
Trustee
Douglas J. Skinner
Trustee
Ann M. Spruill
Trustee
Erik D. Ojala
Chief Compliance Officer
Anmarie S. Kolinski
Treasurer
Kristof M. Gleich
Vice President
Gregg M. Boland
Vice President
Diana R. Podgorny
Secretary
Jodie L. Crotteau
Assistant Secretary
Lana M. Lewandowski
AML Compliance Officer
& Assistant Secretary
Lora A. Kmieciak
Assistant Treasurer
John M. Paral
Assistant Treasurer

Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor
Harbor Funds Distributors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Services
Harbor Services Group, Inc.
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
FD.AR.FI.1021

Annual Report
TARGET RETIREMENT FUNDS
October 31, 2021
Target Retirement Funds	Institutional Class

Harbor Target Retirement Income Fund	HARAX
Harbor Target Retirement 2020 Fund	HARJX
Harbor Target Retirement 2025 Fund	HARMX
Harbor Target Retirement 2030 Fund	HARPX
Harbor Target Retirement 2035 Fund	HARUX
Harbor Target Retirement 2040 Fund	HARYX
Harbor Target Retirement 2045 Fund	HACCX
Harbor Target Retirement 2050 Fund	HAFFX
Harbor Target Retirement 2055 Fund	HATRX
Harbor Target Retirement 2060 Fund	HATDX

This document must be preceded or accompanied by a Prospectus.

Letter from the Chairman

Charles F. McCain
Chairman
Dear Fellow Shareholder:
Over the past year we have experienced bouts of both real optimism and real disappointment. As summer began, there was a sense that we had finally turned the corner on COVID-19 with widespread vaccine availability and rapidly declining rates of new infections. We dared to dream about what a post-COVID-19 return to normalcy could look like. And then the delta variant arrived bringing a frustrating and sustained rise in new cases across the world. With all the loss that so many had experienced already from COVID-19, could we maintain our collective resolve in the face of this significant setback?
Fortunately, as summer turned to fall, we witnessed the resilience of the human spirit. We were better prepared as a nation this time to handle this delta variant surge, although our progress has certainly been uneven. We benefited from higher vaccination rates, generous federal stimulus programs that lifted consumer spending across the income spectrum and a return to in-person schooling for most that helped both children and families re-establish routines.
Through all these ups and downs, U.S. and global equity markets posted strong returns over the past 12 months. Value stocks led growth over the one-year period but lagged over longer time periods. Similarly, small caps outperformed large caps, while large caps continued to lead over longer time periods. In contrast, bond markets faced headwinds from rising interest rates, pushing Treasury bonds and the Bloomberg U.S. Aggregate Bond Index into negative territory. Corporate bonds were a lone bright spot, managing to post positive results for the fiscal year.
Investors continue to seek income wherever they can find it in today’s low-yield environment. However, over the course of the past year, interest rates have been increasing, with the 10-year U.S. Treasury yield more than doubling since it bottomed in August 2020. Rising rates have been in response to the likely prospect of the Fed beginning to taper its asset purchases soon, and potentially raising rates by the middle of 2022.
As we close out fiscal year 2021, there are four significant issues that must be addressed going forward: the supply shortages stemming from burgeoning consumer demand and supply-chain disruptions, ongoing labor shortages, rising prices (and the specter of inflation), and the persistence of the Delta and other potential new variants.
Harbor believes that the trajectory of the economic recovery will remain uneven for the foreseeable future, given the headwinds mentioned above. That’s why it’s so important for investors to focus on practical solutions to manage inevitable market volatility. Drawing upon the expertise of experienced, active portfolio managers is one way to help investors to achieve their long-term investment goals. We’re confident that Harbor together with our investment partners will continue to execute our strategies in a disciplined and thoughtful manner to benefit shareholders over the long haul.
In fact, we believe that a challenging and volatile market environment is actually good news for active managers, because it allows us to add potential value and pull ahead of the pack. Our research shows that the difference between top-performing and bottom-performing active managers, across major asset classes from U.S. large cap and small cap to foreign large cap and emerging markets, is at its highest level in 20 years.
I hope you and your families will fare well over the coming year. Thank you for your confidence and continued investment in Harbor Funds.

December 21, 2021

Charles F. McCain
Chairman

1

Harbor Target Retirement Funds
Manager’s Commentary (Unaudited)

Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Dr. 34th Floor
Chicago, IL 60606
Portfolio Managers
Paul C. Herbert, CFA, CAIA
Since Inception
Spenser P. Lerner, CFA
Since 2021
Harbor Capital has managed the Funds since inception.
Market Review
Global equities enjoyed robust performance for the fiscal year ended October 31, 2021, while rising interest rates resulted in fixed income markets struggling.
The Russell 3000® Index, which measures U.S. stock market performance, rallied, gaining 43.90%, its best fiscal year showing since 2009. The period started out very strong as market participants reacted very favorably to news of vaccine authorizations and resolution of the U.S. Presidential election. For the full period, value stocks outperformed growth stocks and small caps outperformed large caps. From a sector perspective, all sectors of the S&P 500 Index gained more than 10% for the year, led by Energy stocks. The sector climbed by 111.28%, as the oil price more than doubled during the year. Financials were also strong performers during the year, rising 72.14% as the U.S. yield curve steepened.
Stock performance was also robust outside of the U.S., with the MSCI EAFE (ND) Index, which gauges developed market non-U.S. equity performance, returning 34.18%. In terms of country performance, the United Kingdom, which makes up more than 14% of the MSCI EAFE (ND) Index, was a relative star, rose by 43.72%. The U.K. stock market has heavier weights in the Financials, Energy, and Materials sectors, which boosted performance. For MSCI EAFE (ND) Index as a whole, 20 of 21 countries had positive performance during the year. The same trends for growth and value and large and small performance held abroad. The MSCI Emerging Markets (ND) Index, which measures emerging stock market performance, rose 16.96% for the fiscal year. The Chinese stock market’s weak relative performance negatively impacted the MSCI Emerging Markets (ND) Index’s showing.
U.S. investment-grade fixed-income performance, measured by the Bloomberg U.S. Aggregate Bond Index, was weak for the period. The index declined by 0.48%. The Treasury segment of the index lagged, falling as interest rates rose during the period—the 10-year U.S. Treasury note rose from 0.87% to 1.55% from November 1, 2020 to October 31, 2021. High yield bonds fared much better, gaining 10.74% for the fiscal year.
Performance
In this environment, all ten Harbor Target Retirement Funds performed, what we would consider, well on an absolute basis for the fiscal year. As may be seen in the table accompanying this section, the Funds intended for investors with more time to retirement, and featuring higher equity weightings, delivered returns north of 30% in the period. The Harbor Target Retirement Income Fund, designed for investors in retirement, returned 8.57% for the year.
The Fund’s returns are also measured versus those of their respective Composite Indices, passive representations of each Fund’s allocations to different underlying Harbor Funds. The Income Fund outperformed its index while the other funds trailed their benchmarks during the period. Details on performance for the fiscal year are in the next paragraph.
As indicated, the Harbor Target Retirement Income Fund outperformed the Composite Index for the fiscal year, returning 8.57% versus the index’s 8.50% rise. The Fund has the series’ highest fixed-income weighting and each of the underlying fixed income funds, Harbor Bond Fund, Harbor Core Bond Fund, and Harbor High Yield Bond Fund, outperformed their underlying index for the year. Harbor Bond Fund gained 0.79% for the year ended October 31, 2021 which was 1.27 percentage points better than the Bloomberg U.S. Aggregate Bond Index. The Fund was helped by its underweight position relative to the benchmark in U.S. intermediate-term bonds, which rose in yield during the year, as well as its positions in high-yield bonds and non-agency mortgage-backed securities, which also outperformed.
The relative-to-benchmark performance of the other funds in the lineup was held back by underperformance by most of the underlying equity funds relative to their benchmarks. For example, the Harbor Large Cap Value Fund gained 40.52%, 3.24 percentage points less than the Russell 1000® Value Index for the year. Harbor International Growth Fund also underperformed it benchmark, the MSCI All Country World Ex. U.S. (ND) Index, 23.92% versus 29.66% during the year. Each Fund was held back by having less emphasis on value-oriented stocks and areas during the year as value stocks outperformed growth stocks.

2

Harbor Target Retirement Funds
Manager’s Commentary—Continued

HARBOR TARGET RETIREMENT FUNDS	Total Return Year Ended October 31, 2021
Harbor Target Retirement Income Fund	%8.57
Harbor Target Retirement 2020 Fund	11.86
Harbor Target Retirement 2025 Fund	15.74
Harbor Target Retirement 2030 Fund	18.81
Harbor Target Retirement 2035 Fund	21.88
Harbor Target Retirement 2040 Fund	25.25
Harbor Target Retirement 2045 Fund	27.24
Harbor Target Retirement 2050 Fund	30.50
Harbor Target Retirement 2055 Fund	33.78
Harbor Target Retirement 2060 Fund	34.61

COMMONLY USED MARKET INDICES	Total Return Year Ended October 31, 2021
Bloomberg U.S. Aggregate Bond (domestic bonds)	%-0.48
MSCI EAFE (ND) (foreign stocks)	34.18
Russell 3000® (entire U.S. stock market)	43.90

HARBOR TARGET RETIREMENT FUND COMPOSITE INDICES	Total Return Year Ended October 31, 2021
Composite Index Income	%8.50
Composite Index 2020	11.97
Composite Index 2025	16.34
Composite Index 2030	19.67
Composite Index 2035	23.24
Composite Index 2040	27.00
Composite Index 2045	29.19
Composite Index 2050	32.82
Composite Index 2055	36.56
Composite Index 2060	37.50
Underlying Harbor Funds Performance (Institutional Class Shares)
	Total Return for the Year Ended October 31, 2021
EQUITY	One Year	Five Years[a]	Ten Years[a]	Since Inception[a]	Current 7-Day SEC Yield		Inception Date	Expense Ratios*
					Subsidized[b]	Unsubsidized[c]		Net	Gross
Harbor Capital Appreciation Fund	41.22%	27.13%	19.96%	13.31%	N/A	N/A	12/29/1987	[d]0.67%	0.72%
Harbor Disruptive Innovation Fund	27.29	26.07	17.96	8.20	N/A	N/A	11/01/2000	[f]0.58	0.86
Harbor Diversified International All Cap Fund	36.12	9.78	N/A	7.68	N/A	N/A	11/02/2015	[e]0.80	0.93
Harbor Global Leaders Fund	33.02	21.29	16.01	18.35	N/A	N/A	03/01/2009	[d,e]0.86	0.98
Harbor International Fund	34.15	8.40	6.29	10.21	N/A	N/A	12/29/1987	[e]0.77	0.89
Harbor International Growth Fund	23.92	14.04	9.49	5.10	N/A	N/A	11/01/1993	[e]0.85	0.91
Harbor Large Cap Value Fund	40.52	16.97	15.84	10.75	N/A	N/A	12/29/1987	[e]0.69	0.72
Harbor Mid Cap Value Fund	51.87	8.65	11.61	7.90	N/A	N/A	03/01/2002	[d,e]0.85	0.90
Harbor Small Cap Growth Fund	34.29	20.98	16.17	10.69	N/A	N/A	11/01/2000	0.89	0.89
Harbor Small Cap Value Fund	43.11	13.86	13.26	10.79	N/A	N/A	12/14/2001	0.88	0.88
Harbor Strategic Growth Fund	39.56	19.12	16.21	16.21	N/A	N/A	[g]11/01/2011	[e]0.71	0.80
FIXED INCOME
Harbor Bond Fund	0.79%	3.80%	3.74%	6.72%	N/A	N/A	12/29/1987	[d,e]0.51%	0.73%
Harbor Core Bond Fund	-0.09	N/A	N/A	5.05	N/A	N/A	06/01/2018	[e]0.45	0.51
Harbor High-Yield Bond Fund	9.55	5.62	5.43	6.68	N/A	N/A	12/01/2002	[d]0.65	0.74
MONEY MARKET
Harbor Money Market Fund	0.03%	0.97%	0.54%	2.95%	0.05%	-0.25%	12/29/1987	[d,e]0.28%	0.39%

3

Harbor Target Retirement Funds
Manager’s Commentary—Continued

At a meeting of the Board of Trustees held on November 4, 2021, the Board of Trustees voted to liquidate and dissolve the Harbor Target Retirement Funds. The liquidation of the Funds is expected to occur on January 14, 2022. Additional Information related to the liquidation can be found in the supplements to the Funds’ prospectus and statement of additional information as filed with the SEC on November 5, 2021 and November 18, 2021.
Effective May 10, 2021, Spenser P. Lerner is a co-portfolio manager for each of the Funds, joining Paul C. Herbert. As of the close of business on April 26, 2021, Matthew G. Pallai no longer serves as portfolio manager to the Target Retirement Funds.
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050.
The Funds invest in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Funds have partial exposure to the risks of many different areas of the market. Investments in the Funds are not guaranteed. An investor may experience losses. There is no guarantee that the Funds will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Funds, please refer to the current prospectus.
This report contains the current opinions of Harbor Capital Advisors, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
*
All mutual funds have expense ratios which represent what shareholders pay for operating expenses and management fees. Expense ratios are expressed as an annualized percentage of a fund’s average net assets paid out in expenses. Net expense ratios reflect adjustments due to voluntary or contractual fee waivers or expense reimbursements. Expense ratio information is as of the fund’s current prospectus, as revised and supplemented to date.

a	Annualized
b	Reflects reimbursements or waivers in effect during the period
c	Does not reflect reimbursements or waivers currently in effect
d	Reflects a contractual management fee waiver effective through February 28, 2022
e	Reflects an expense limitation agreement (excluding interest expense, if any) effective through February 28, 2022
f	Reflects an expense limitation agreement (excluding interest expense, if any) effective through August 31, 2022
g
For the period November 1, 2011 (inception of the Predecessor Fund) to January 20, 2015, Mar Vista Investment Partners, LLC served as the Predecessor Fund’s subadviser and for the period January 20, 2015 to March 6, 2017, Mar Vista Investment Partners, LLC served as investment adviser to the Predecessor Fund.

4

Harbor Target Retirement Funds
Asset Allocation Framework (Unaudited)

Target Asset Allocation (glide path)
Harbor Target Retirement Funds - Target Asset Allocation

Over time, the allocation to asset classes and underlying Harbor funds will change in a predetermined manner as shown in the glide path above. The glide path shows the shifting of the asset allocations over time and illustrates how each Target Retirement Fund’s (except Harbor Target Retirement Income Fund) asset mix becomes more conservative as time elapses.
The principal value of the Funds is not guaranteed at any time, including the target retirement date.
Investment Styles
The Harbor Target Retirement Funds are constructed based on Harbor Capital’s investment experience that, over the long term, stocks generally provide greater growth opportunities and greater risk than bonds, and bonds generally provide more income and lower volatility than stocks. The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund would leave the work force and enter retirement and likely stop making new investments in the Fund. The Harbor Target Retirement Income Fund is designed for investors currently in retirement. The year-specific Target Retirement Funds strive to produce more income and lower volatility as the target year approaches.
Harbor Capital allocates each Fund’s assets among the underlying Harbor funds based on the Fund’s investment objectives and policies. The asset allocation for each Fund (other than the Harbor Target Retirement Income Fund) will change over time as the target date indicated in the Fund’s name draws closer.

HARBOR TARGET RETIREMENT FUNDS — ACTUAL ALLOCATION AS OF OCTOBER 31, 2021
	2060 Fund	2055 Fund	2050 Fund	2045 Fund	2040 Fund	2035 Fund	2030 Fund	2025 Fund	2020 Fund	Income Fund
Equity
Harbor Capital Appreciation Fund	8%	8%	7%	6%	6%	5%	4%	2%	2%	1%
Harbor Disruptive Innovation Fund	6	6	5	5	5	4	3	3	2	1
Harbor Diversified International All Cap Fund	11	11	10	9	8	7	6	5	3	3
Harbor Global Leaders Fund	5	5	4	4	3	3	2	2	1	1
Harbor International Fund	12	11	10	9	8	7	6	5	3	3
Harbor International Growth Fund	12	11	10	9	8	7	6	5	3	3
Harbor Large Cap Value Fund	14	13	12	11	10	8	7	5	4	3
Harbor Mid Cap Value Fund	9	9	8	7	6	5	5	4	3	2
Harbor Small Cap Growth Fund	5	5	5	5	4	4	3	2	2	1
Harbor Small Cap Value Fund	7	6	6	5	5	4	3	3	2	1
Harbor Strategic Growth Fund	4	4	3	3	3	2	3	2	2	1
Total Equity	93	89	80	73	66	56	48	38	27	20
Fixed Income
Harbor Bond Fund	4%	6%	7%	10%	11%	13%	16%	21%	24%	26%
Harbor Core Bond Fund	0	0	4	7	11	14	17	22	24	26
Harbor High-Yield Bond Fund	3	5	9	10	12	17	19	19	18	18
Total Fixed Income	7	11	20	27	34	44	52	62	66	70
Money Market
Harbor Money Market Fund	0%	0%	0%	0%	0%	0%	0%	0%	7%	10%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

5

Harbor Target Retirement Income Fund
Fund Summary —October 31, 2021 (Unaudited)

Asset Allocation (% of investments)

FUND PERFORMANCE
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2011 through 10/31/2021

TOTAL RETURNS For the periods ended 10/31/2021	1 Year	Annualized		Inception Date
		5 Years	10 Years
Harbor Target Retirement Income Fund
Institutional Class	8.57%	6.18%	5.31%	01/02/2009
Comparative Indices
Bloomberg U.S. Aggregate Bond	-0.48%	3.10%	3.00%	—
MSCI EAFE (ND)	34.18	9.79	7.37	—
Russell 3000®	43.90	18.91	16.10	—
Composite Index Income	8.50	5.71	4.99	—
As stated in the Fund’s prospectus dated March 1, 2021, the expense ratio was 0.58%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.

6

Harbor Target Retirement Income Fund
Portfolio of Investments—October 31, 2021

Value and Cost in Thousands
EQUITY FUNDS—20.4%
Shares		Value
1,999	Harbor Capital Appreciation Fund	$249
17,355	Harbor Disruptive Innovation Fund	248
34,000	Harbor Diversified International All Cap Fund	470
4,920	Harbor Global Leaders Fund	205
9,638	Harbor International Fund	469
20,456	Harbor International Growth Fund	481
24,516	Harbor Large Cap Value Fund	570
14,457	Harbor Mid Cap Value Fund	361
11,277	Harbor Small Cap Growth Fund	224
6,002	Harbor Small Cap Value Fund	270
7,389	Harbor Strategic Growth Fund	246
TOTAL EQUITY FUNDS
(Cost $2,791)		3,793

FIXED INCOME FUNDS—69.7%
Shares		Value
402,995	Harbor Bond Fund	$4,864
458,772	Harbor Core Bond Fund	4,868
324,665	Harbor High-Yield Bond Fund	3,230
TOTAL FIXED INCOME FUNDS
(Cost $12,884)		12,962

MONEY MARKET FUND—9.9%
(Cost $1,851)
1,851,265	Harbor Money Market Fund	1,851
TOTAL INVESTMENTS—100.0%
(Cost $17,526)		18,606
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—
TOTAL NET ASSETS—100.0%		$18,606

AFFILIATED TRANSACTIONS
The Underlying Funds are considered to be affiliated with the Fund. The following table shows investment transactions and earnings from investments in the affiliated funds during the period November 1, 2020 through October 31, 2021.
Underlying Funds	Beginning Balance as of 11/01/2020 (000s)	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)		Investment Income from Affiliated Funds (000s)
					Sales of Affiliated Funds (000s)	Distributions Received from Affiliated Funds (000s)
Harbor Bond Fund	$5,448	$670	$(1,137)	$(147)	$30	$55	$108
Harbor Capital Appreciation Fund	259	121	(195)	(6)	70	29	—
Harbor Core Bond Fund	5,443	767	(1,133)	(295)	86	108	103
Harbor Disruptive Innovation Fund	264	134	(185)	(42)	77	35	—
Harbor Diversified International All Cap Fund	520	70	(276)	123	33	—	5
Harbor Global Leaders Fund	222	62	(126)	22	25	16	—
Harbor High-Yield Bond Fund	3,627	330	(879)	145	7	—	170
Harbor International Fund	521	74	(274)	112	36	—	6
Harbor International Growth Fund	518	123	(273)	37	76	—	3
Harbor Large Cap Value Fund	625	112	(354)	93	94	17	5
Harbor Mid Cap Value Fund	409	92	(300)	37	123	—	9
Harbor Money Market Fund	2,080	196	(425)	—	—	—	—
Harbor Small Cap Growth Fund	242	86	(161)	(7)	64	16	—
Harbor Small Cap Value Fund	299	69	(204)	22	84	—	1
Harbor Strategic Growth Fund	264	41	(136)	47	30	7	1
Total	$20,741	$2,947	$(6,058)	$141	$835	$283	$411
The accompanying notes are an integral part of the Financial Statements.

7

Harbor Target Retirement 2020 Fund
Fund Summary —October 31, 2021 (Unaudited)

Asset Allocation (% of investments)

FUND PERFORMANCE
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2011 through 10/31/2021

TOTAL RETURNS For the periods ended 10/31/2021	1 Year	Annualized		Inception Date
		5 Years	10 Years
Harbor Target Retirement 2020 Fund
Institutional Class	11.86%	7.71%	6.62%	01/02/2009
Comparative Indices
Bloomberg U.S. Aggregate Bond	-0.48%	3.10%	3.00%	—
MSCI EAFE (ND)	34.18	9.79	7.37	—
Russell 3000®	43.90	18.91	16.10	—
Composite Index 2020	11.97	7.27	6.33	—
As stated in the Fund’s prospectus dated March 1, 2021, the expense ratio was 0.61%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.

8

Harbor Target Retirement 2020 Fund
Portfolio of Investments—October 31, 2021

Value and Cost in Thousands
EQUITY FUNDS—27.1%
Shares		Value
3,156	Harbor Capital Appreciation Fund	$394
28,394	Harbor Disruptive Innovation Fund	406
55,122	Harbor Diversified International All Cap Fund	762
7,490	Harbor Global Leaders Fund	312
15,699	Harbor International Fund	763
32,797	Harbor International Growth Fund	771
38,679	Harbor Large Cap Value Fund	898
23,461	Harbor Mid Cap Value Fund	586
18,892	Harbor Small Cap Growth Fund	375
9,870	Harbor Small Cap Value Fund	445
11,680	Harbor Strategic Growth Fund	389
TOTAL EQUITY FUNDS
(Cost $4,435)		6,101

FIXED INCOME FUNDS—65.9%
Shares		Value
444,428	Harbor Bond Fund	$5,364
506,460	Harbor Core Bond Fund	5,374
408,718	Harbor High-Yield Bond Fund	4,067
TOTAL FIXED INCOME FUNDS
(Cost $14,724)		14,805

MONEY MARKET FUND—7.0%
(Cost $1,571)
1,571,260	Harbor Money Market Fund	1,571
TOTAL INVESTMENTS—100.0%
(Cost $20,730)		22,477
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—
TOTAL NET ASSETS—100.0%		$22,477

AFFILIATED TRANSACTIONS
The Underlying Funds are considered to be affiliated with the Fund. The following table shows investment transactions and earnings from investments in the affiliated funds during the period November 1, 2020 through October 31, 2021.
Underlying Funds	Beginning Balance as of 11/01/2020 (000s)	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)		Investment Income from Affiliated Funds (000s)
					Sales of Affiliated Funds (000s)	Distributions Received from Affiliated Funds (000s)
Harbor Bond Fund	$5,366	$1,581	$(1,439)	$(171)	$27	$58	$120
Harbor Capital Appreciation Fund	432	222	(364)	(23)	127	53	—
Harbor Core Bond Fund	5,360	1,667	(1,409)	(333)	89	115	113
Harbor Disruptive Innovation Fund	462	251	(367)	(82)	142	66	—
Harbor Diversified International All Cap Fund	884	111	(515)	189	93	—	9
Harbor Global Leaders Fund	356	111	(230)	17	58	29	—
Harbor High-Yield Bond Fund	4,376	693	(1,190)	183	5	—	220
Harbor International Fund	885	122	(508)	151	113	—	10
Harbor International Growth Fund	880	219	(532)	9	195	—	6
Harbor Large Cap Value Fund	1,035	169	(632)	157	169	30	8
Harbor Mid Cap Value Fund	692	135	(529)	67	221	—	17
Harbor Money Market Fund	1,672	327	(428)	—	—	—	—
Harbor Small Cap Growth Fund	425	145	(301)	(4)	110	32	—
Harbor Small Cap Value Fund	515	102	(368)	45	151	—	2
Harbor Strategic Growth Fund	440	70	(252)	56	75	13	2
Total	$23,780	$5,925	$(9,064)	$261	$1,575	$396	$507
The accompanying notes are an integral part of the Financial Statements.

9

Harbor Target Retirement 2025 Fund
Fund Summary —October 31, 2021 (Unaudited)

Asset Allocation (% of investments)

FUND PERFORMANCE
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2011 through 10/31/2021

TOTAL RETURNS For the periods ended 10/31/2021	1 Year	Annualized		Inception Date
		5 Years	10 Years
Harbor Target Retirement 2025 Fund
Institutional Class	15.74%	8.99%	7.43%	01/02/2009
Comparative Indices
Bloomberg U.S. Aggregate Bond	-0.48%	3.10%	3.00%	—
MSCI EAFE (ND)	34.18	9.79	7.37	—
Russell 3000®	43.90	18.91	16.10	—
Composite Index 2025	16.34	8.51	7.14	—
As stated in the Fund’s prospectus dated March 1, 2021, the expense ratio was 0.66%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.

10

Harbor Target Retirement 2025 Fund
Portfolio of Investments—October 31, 2021

Value and Cost in Thousands
EQUITY FUNDS—38.1%
Shares		Value
4,500	Harbor Capital Appreciation Fund	$562
41,516	Harbor Disruptive Innovation Fund	594
79,832	Harbor Diversified International All Cap Fund	1,103
10,464	Harbor Global Leaders Fund	436
22,777	Harbor International Fund	1,108
47,585	Harbor International Growth Fund	1,118
55,262	Harbor Large Cap Value Fund	1,284
33,724	Harbor Mid Cap Value Fund	842
27,661	Harbor Small Cap Growth Fund	549
14,387	Harbor Small Cap Value Fund	648
16,692	Harbor Strategic Growth Fund	556
TOTAL EQUITY FUNDS
(Cost $6,633)		8,800

FIXED INCOME FUNDS—61.9%
Shares		Value
407,866	Harbor Bond Fund	$4,923
464,777	Harbor Core Bond Fund	4,931
444,922	Harbor High-Yield Bond Fund	4,427
TOTAL FIXED INCOME FUNDS
(Cost $14,264)		14,281
TOTAL INVESTMENTS—100.0%
(Cost $20,897)		23,081
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—
TOTAL NET ASSETS—100.0%		$23,081

AFFILIATED TRANSACTIONS
The Underlying Funds are considered to be affiliated with the Fund. The following table shows investment transactions and earnings from investments in the affiliated funds during the period November 1, 2020 through October 31, 2021.
Underlying Funds	Beginning Balance as of 11/01/2020 (000s)	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)		Investment Income from Affiliated Funds (000s)
					Sales of Affiliated Funds (000s)	Distributions Received from Affiliated Funds (000s)
Harbor Bond Fund	$4,437	$1,838	$(1,236)	$(139)	$23	$49	$104
Harbor Capital Appreciation Fund	553	314	(447)	(11)	153	67	—
Harbor Core Bond Fund	4,436	1,917	(1,220)	(274)	72	96	98
Harbor Disruptive Innovation Fund	598	357	(440)	(85)	164	86	—
Harbor Diversified International All Cap Fund	1,123	250	(629)	252	107	—	12
Harbor Global Leaders Fund	441	154	(257)	33	65	36	—
Harbor High-Yield Bond Fund	4,275	1,150	(1,183)	167	18	—	225
Harbor International Fund	1,124	246	(602)	203	137	—	13
Harbor International Growth Fund	1,122	372	(636)	25	235	—	8
Harbor Large Cap Value Fund	1,307	286	(729)	223	197	38	10
Harbor Mid Cap Value Fund	881	277	(686)	105	265	—	22
Harbor Small Cap Growth Fund	549	206	(342)	20	116	41	—
Harbor Small Cap Value Fund	662	169	(434)	97	154	—	3
Harbor Strategic Growth Fund	557	127	(302)	83	91	17	2
Total	$22,065	$7,663	$(9,143)	$699	$1,797	$430	$497
The accompanying notes are an integral part of the Financial Statements.

11

Harbor Target Retirement 2030 Fund
Fund Summary —October 31, 2021 (Unaudited)

Asset Allocation (% of investments)

FUND PERFORMANCE
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2011 through 10/31/2021

TOTAL RETURNS For the periods ended 10/31/2021	1 Year	Annualized		Inception Date
		5 Years	10 Years
Harbor Target Retirement 2030 Fund
Institutional Class	18.81%	10.03%	8.21%	01/02/2009
Comparative Indices
Bloomberg U.S. Aggregate Bond	-0.48%	3.10%	3.00%	—
MSCI EAFE (ND)	34.18	9.79	7.37	—
Russell 3000®	43.90	18.91	16.10	—
Composite Index 2030	19.67	9.43	7.86	—
As stated in the Fund’s prospectus dated March 1, 2021, the expense ratio was 0.68%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.

12

Harbor Target Retirement 2030 Fund
Portfolio of Investments—October 31, 2021

Value and Cost in Thousands
EQUITY FUNDS—47.6%
Shares		Value
11,216	Harbor Capital Appreciation Fund	$1,399
88,437	Harbor Disruptive Innovation Fund	1,266
165,331	Harbor Diversified International All Cap Fund	2,285
21,862	Harbor Global Leaders Fund	911
46,792	Harbor International Fund	2,276
99,588	Harbor International Growth Fund	2,340
115,063	Harbor Large Cap Value Fund	2,673
70,063	Harbor Mid Cap Value Fund	1,749
57,851	Harbor Small Cap Growth Fund	1,148
29,945	Harbor Small Cap Value Fund	1,350
28,958	Harbor Strategic Growth Fund	964
TOTAL EQUITY FUNDS
(Cost $13,330)		18,361

FIXED INCOME FUNDS—52.4%
Shares		Value
530,365	Harbor Bond Fund	$6,401
603,828	Harbor Core Bond Fund	6,407
744,573	Harbor High-Yield Bond Fund	7,408
TOTAL FIXED INCOME FUNDS
(Cost $20,121)		20,216
TOTAL INVESTMENTS—100.0%
(Cost $33,451)		38,577
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—
TOTAL NET ASSETS—100.0%		$38,577

AFFILIATED TRANSACTIONS
The Underlying Funds are considered to be affiliated with the Fund. The following table shows investment transactions and earnings from investments in the affiliated funds during the period November 1, 2020 through October 31, 2021.
Underlying Funds	Beginning Balance as of 11/01/2020 (000s)	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)		Investment Income from Affiliated Funds (000s)
					Sales of Affiliated Funds (000s)	Distributions Received from Affiliated Funds (000s)
Harbor Bond Fund	$4,905	$2,467	$(834)	$(202)	$65	$55	$127
Harbor Capital Appreciation Fund	1,111	530	(559)	122	195	140	—
Harbor Core Bond Fund	4,902	2,565	(826)	(284)	50	107	119
Harbor Disruptive Innovation Fund	989	591	(452)	3	135	147	—
Harbor Diversified International All Cap Fund	1,855	451	(630)	530	79	—	20
Harbor Global Leaders Fund	720	251	(237)	100	77	59	—
Harbor High-Yield Bond Fund	5,956	2,264	(1,061)	235	14	—	352
Harbor International Fund	1,857	448	(609)	462	118	—	22
Harbor International Growth Fund	1,850	579	(519)	266	164	—	13
Harbor Large Cap Value Fund	2,150	434	(652)	541	200	63	18
Harbor Mid Cap Value Fund	1,455	494	(843)	349	294	—	36
Harbor Small Cap Growth Fund	911	417	(419)	94	145	71	—
Harbor Small Cap Value Fund	1,098	312	(489)	294	135	—	5
Harbor Strategic Growth Fund	709	164	(166)	203	54	22	3
Total	$30,468	$11,967	$(8,296)	$2,713	$1,725	$664	$715
The accompanying notes are an integral part of the Financial Statements.

13

Harbor Target Retirement 2035 Fund
Fund Summary —October 31, 2021 (Unaudited)

Asset Allocation (% of investments)

FUND PERFORMANCE
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2011 through 10/31/2021

TOTAL RETURNS For the periods ended 10/31/2021	1 Year	Annualized		Inception Date
		5 Years	10 Years
Harbor Target Retirement 2035 Fund
Institutional Class	21.88%	11.15%	9.12%	01/02/2009
Comparative Indices
Bloomberg U.S. Aggregate Bond	-0.48%	3.10%	3.00%	—
MSCI EAFE (ND)	34.18	9.79	7.37	—
Russell 3000®	43.90	18.91	16.10	—
Composite Index 2035	23.24	10.42	8.67	—
As stated in the Fund’s prospectus dated March 1, 2021, the expense ratio was 0.70%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.

14

Harbor Target Retirement 2035 Fund
Portfolio of Investments—October 31, 2021

Value and Cost in Thousands
EQUITY FUNDS—56.5%
Shares		Value
9,959	Harbor Capital Appreciation Fund	$1,243
70,740	Harbor Disruptive Innovation Fund	1,012
132,701	Harbor Diversified International All Cap Fund	1,834
17,340	Harbor Global Leaders Fund	722
37,619	Harbor International Fund	1,830
80,241	Harbor International Growth Fund	1,886
91,984	Harbor Large Cap Value Fund	2,137
56,130	Harbor Mid Cap Value Fund	1,402
46,557	Harbor Small Cap Growth Fund	924
24,130	Harbor Small Cap Value Fund	1,087
19,235	Harbor Strategic Growth Fund	640
TOTAL EQUITY FUNDS
(Cost $10,645)		14,717

FIXED INCOME FUNDS—43.5%
Shares		Value
288,511	Harbor Bond Fund	$3,482
328,446	Harbor Core Bond Fund	3,485
440,593	Harbor High-Yield Bond Fund	4,384
TOTAL FIXED INCOME FUNDS
(Cost $11,317)		11,351
TOTAL INVESTMENTS—100.0%
(Cost $21,962)		26,068
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—
TOTAL NET ASSETS—100.0%		$26,068

AFFILIATED TRANSACTIONS
The Underlying Funds are considered to be affiliated with the Fund. The following table shows investment transactions and earnings from investments in the affiliated funds during the period November 1, 2020 through October 31, 2021.
Underlying Funds	Beginning Balance as of 11/01/2020 (000s)	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)		Investment Income from Affiliated Funds (000s)
					Sales of Affiliated Funds (000s)	Distributions Received from Affiliated Funds (000s)
Harbor Bond Fund	$2,630	$1,347	$(419)	$(95)	$19	$29	$69
Harbor Capital Appreciation Fund	936	486	(449)	123	147	120	—
Harbor Core Bond Fund	2,628	1,399	(413)	(142)	13	58	64
Harbor Disruptive Innovation Fund	778	450	(322)	11	95	116	—
Harbor Diversified International All Cap Fund	1,460	315	(426)	423	62	—	16
Harbor Global Leaders Fund	564	167	(148)	90	49	47	—
Harbor High-Yield Bond Fund	3,309	1,460	(522)	123	14	—	203
Harbor International Fund	1,463	328	(421)	400	60	—	17
Harbor International Growth Fund	1,461	470	(390)	221	124	—	10
Harbor Large Cap Value Fund	1,689	270	(409)	465	122	51	15
Harbor Mid Cap Value Fund	1,131	331	(572)	351	161	—	30
Harbor Small Cap Growth Fund	716	286	(265)	94	93	58	—
Harbor Small Cap Value Fund	857	236	(348)	266	76	—	4
Harbor Strategic Growth Fund	481	95	(107)	135	36	16	2
Total	$20,103	$7,640	$(5,211)	$2,465	$1,071	$495	$430
The accompanying notes are an integral part of the Financial Statements.

15

Harbor Target Retirement 2040 Fund
Fund Summary —October 31, 2021 (Unaudited)

Asset Allocation (% of investments)

FUND PERFORMANCE
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2011 through 10/31/2021

TOTAL RETURNS For the periods ended 10/31/2021	1 Year	Annualized		Inception Date
		5 Years	10 Years
Harbor Target Retirement 2040 Fund
Institutional Class	25.25%	12.27%	10.05%	01/02/2009
Comparative Indices
Bloomberg U.S. Aggregate Bond	-0.48%	3.10%	3.00%	—
MSCI EAFE (ND)	34.18	9.79	7.37	—
Russell 3000®	43.90	18.91	16.10	—
Composite Index 2040	27.00	11.40	9.51	—
As stated in the Fund’s prospectus dated March 1, 2021, the expense ratio was 0.72%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.

16

Harbor Target Retirement 2040 Fund
Portfolio of Investments—October 31, 2021

Value and Cost in Thousands
EQUITY FUNDS—66.1%
Shares		Value
18,883	Harbor Capital Appreciation Fund	$2,356
131,092	Harbor Disruptive Innovation Fund	1,876
250,162	Harbor Diversified International All Cap Fund	3,457
32,742	Harbor Global Leaders Fund	1,364
71,175	Harbor International Fund	3,462
149,832	Harbor International Growth Fund	3,521
173,561	Harbor Large Cap Value Fund	4,032
105,825	Harbor Mid Cap Value Fund	2,642
87,037	Harbor Small Cap Growth Fund	1,727
45,328	Harbor Small Cap Value Fund	2,043
34,969	Harbor Strategic Growth Fund	1,164
TOTAL EQUITY FUNDS
(Cost $19,721)		27,644

FIXED INCOME FUNDS—33.9%
Shares		Value
371,301	Harbor Bond Fund	$4,482
422,785	Harbor Core Bond Fund	4,486
523,659	Harbor High-Yield Bond Fund	5,210
TOTAL FIXED INCOME FUNDS
(Cost $14,080)		14,178
TOTAL INVESTMENTS—100.0%
(Cost $33,801)		41,822
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—
TOTAL NET ASSETS—100.0%		$41,822

AFFILIATED TRANSACTIONS
The Underlying Funds are considered to be affiliated with the Fund. The following table shows investment transactions and earnings from investments in the affiliated funds during the period November 1, 2020 through October 31, 2021.
Underlying Funds	Beginning Balance as of 11/01/2020 (000s)	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)		Investment Income from Affiliated Funds (000s)
					Sales of Affiliated Funds (000s)	Distributions Received from Affiliated Funds (000s)
Harbor Bond Fund	$3,309	$1,613	$(346)	$(123)	$29	$36	$87
Harbor Capital Appreciation Fund	1,700	832	(700)	246	278	228	—
Harbor Core Bond Fund	3,306	1,677	(337)	(182)	22	72	81
Harbor Disruptive Innovation Fund	1,411	756	(491)	55	145	217	—
Harbor Diversified International All Cap Fund	2,645	421	(507)	791	107	—	30
Harbor Global Leaders Fund	1,032	284	(219)	165	102	88	—
Harbor High-Yield Bond Fund	3,709	1,809	(459)	150	1	—	238
Harbor International Fund	2,649	430	(469)	1,056	(204)	—	32
Harbor International Growth Fund	2,670	756	(551)	391	255	—	19
Harbor Large Cap Value Fund	3,078	446	(596)	878	226	94	28
Harbor Mid Cap Value Fund	2,045	436	(782)	803	140	—	55
Harbor Small Cap Growth Fund	1,290	464	(374)	174	173	105	—
Harbor Small Cap Value Fund	1,549	280	(413)	538	89	—	8
Harbor Strategic Growth Fund	860	166	(177)	256	59	28	4
Total	$31,253	$10,370	$(6,421)	$5,198	$1,422	$868	$582
The accompanying notes are an integral part of the Financial Statements.

17

Harbor Target Retirement 2045 Fund
Fund Summary —October 31, 2021 (Unaudited)

Asset Allocation (% of investments)

FUND PERFORMANCE
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2011 through 10/31/2021

TOTAL RETURNS For the periods ended 10/31/2021	1 Year	Annualized		Inception Date
		5 Years	10 Years
Harbor Target Retirement 2045 Fund
Institutional Class	27.24%	13.05%	10.72%	01/02/2009
Comparative Indices
Bloomberg U.S. Aggregate Bond	-0.48%	3.10%	3.00%	—
MSCI EAFE (ND)	34.18	9.79	7.37	—
Russell 3000®	43.90	18.91	16.10	—
Composite Index 2045	29.19	12.15	10.16	—
As stated in the Fund’s prospectus dated March 1, 2021, the expense ratio was 0.74%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.

18

Harbor Target Retirement 2045 Fund
Portfolio of Investments—October 31, 2021

Value and Cost in Thousands
EQUITY FUNDS—72.5%
Shares		Value
12,707	Harbor Capital Appreciation Fund	$1,585
86,953	Harbor Disruptive Innovation Fund	1,244
165,066	Harbor Diversified International All Cap Fund	2,281
22,246	Harbor Global Leaders Fund	927
46,945	Harbor International Fund	2,284
99,908	Harbor International Growth Fund	2,348
115,543	Harbor Large Cap Value Fund	2,684
69,954	Harbor Mid Cap Value Fund	1,747
57,026	Harbor Small Cap Growth Fund	1,131
29,723	Harbor Small Cap Value Fund	1,340
23,367	Harbor Strategic Growth Fund	778
TOTAL EQUITY FUNDS
(Cost $13,502)		18,349

FIXED INCOME FUNDS—27.5%
Shares		Value
222,113	Harbor Bond Fund	$2,681
173,102	Harbor Core Bond Fund	1,836
244,733	Harbor High-Yield Bond Fund	2,435
TOTAL FIXED INCOME FUNDS
(Cost $6,930)		6,952
TOTAL INVESTMENTS—100.0%
(Cost $20,432)		25,301
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—
TOTAL NET ASSETS—100.0%		$25,301

AFFILIATED TRANSACTIONS
The Underlying Funds are considered to be affiliated with the Fund. The following table shows investment transactions and earnings from investments in the affiliated funds during the period November 1, 2020 through October 31, 2021.
Underlying Funds	Beginning Balance as of 11/01/2020 (000s)	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)		Investment Income from Affiliated Funds (000s)
					Sales of Affiliated Funds (000s)	Distributions Received from Affiliated Funds (000s)
Harbor Bond Fund	$1,973	$1,144	$(382)	$(78)	$24	$22	$51
Harbor Capital Appreciation Fund	1,075	597	(426)	171	168	135	—
Harbor Core Bond Fund	1,168	982	(255)	(66)	7	25	31
Harbor Disruptive Innovation Fund	866	532	(281)	27	100	126	—
Harbor Diversified International All Cap Fund	1,642	489	(399)	475	74	—	18
Harbor Global Leaders Fund	656	242	(142)	116	55	54	—
Harbor High-Yield Bond Fund	1,699	1,035	(369)	59	11	—	107
Harbor International Fund	1,642	506	(387)	694	(171)	—	19
Harbor International Growth Fund	1,642	693	(382)	253	142	—	11
Harbor Large Cap Value Fund	1,924	490	(417)	565	122	57	17
Harbor Mid Cap Value Fund	1,276	444	(548)	481	94	—	32
Harbor Small Cap Growth Fund	793	366	(242)	117	97	60	—
Harbor Small Cap Value Fund	959	331	(331)	304	77	—	5
Harbor Strategic Growth Fund	541	150	(111)	162	36	17	2
Total	$17,856	$8,001	$(4,672)	$3,280	$836	$496	$293
The accompanying notes are an integral part of the Financial Statements.

19

Harbor Target Retirement 2050 Fund
Fund Summary —October 31, 2021 (Unaudited)

Asset Allocation (% of investments)

FUND PERFORMANCE
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2011 through 10/31/2021

TOTAL RETURNS For the periods ended 10/31/2021	1 Year	Annualized		Inception Date
		5 Years	10 Years
Harbor Target Retirement 2050 Fund
Institutional Class	30.50%	14.11%	11.52%	01/02/2009
Comparative Indices
Bloomberg U.S. Aggregate Bond	-0.48%	3.10%	3.00%	—
MSCI EAFE (ND)	34.18	9.79	7.37	—
Russell 3000®	43.90	18.91	16.10	—
Composite Index 2050	32.82	13.06	10.86	—
As stated in the Fund’s prospectus dated March 1, 2021, the expense ratio was 0.76%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.

20

Harbor Target Retirement 2050 Fund
Portfolio of Investments—October 31, 2021

Value and Cost in Thousands
EQUITY FUNDS—80.1%
Shares		Value
21,315	Harbor Capital Appreciation Fund	$2,659
144,479	Harbor Disruptive Innovation Fund	2,068
278,549	Harbor Diversified International All Cap Fund	3,850
37,854	Harbor Global Leaders Fund	1,577
79,183	Harbor International Fund	3,852
166,927	Harbor International Growth Fund	3,923
196,311	Harbor Large Cap Value Fund	4,560
119,110	Harbor Mid Cap Value Fund	2,974
95,470	Harbor Small Cap Growth Fund	1,894
50,261	Harbor Small Cap Value Fund	2,265
39,474	Harbor Strategic Growth Fund	1,314
TOTAL EQUITY FUNDS
(Cost $21,943)		30,936

FIXED INCOME FUNDS—19.9%
Shares		Value
241,871	Harbor Bond Fund	$2,920
137,638	Harbor Core Bond Fund	1,460
333,081	Harbor High-Yield Bond Fund	3,314
TOTAL FIXED INCOME FUNDS
(Cost $7,677)		7,694
TOTAL INVESTMENTS—100.0%
(Cost $29,620)		38,630
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—
TOTAL NET ASSETS—100.0%		$38,630

AFFILIATED TRANSACTIONS
The Underlying Funds are considered to be affiliated with the Fund. The following table shows investment transactions and earnings from investments in the affiliated funds during the period November 1, 2020 through October 31, 2021.
Underlying Funds	Beginning Balance as of 11/01/2020 (000s)	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)		Investment Income from Affiliated Funds (000s)
					Sales of Affiliated Funds (000s)	Distributions Received from Affiliated Funds (000s)
Harbor Bond Fund	$1,984	$1,236	$(241)	$(70)	$11	$23	$55
Harbor Capital Appreciation Fund	1,923	967	(809)	265	313	257	—
Harbor Core Bond Fund	992	635	(116)	(54)	3	22	26
Harbor Disruptive Innovation Fund	1,543	842	(530)	13	200	240	—
Harbor Diversified International All Cap Fund	2,934	515	(599)	870	130	—	33
Harbor Global Leaders Fund	1,188	338	(252)	181	122	102	—
Harbor High-Yield Bond Fund	2,320	1,204	(306)	88	8	—	150
Harbor International Fund	2,942	589	(627)	1,208	(260)	—	36
Harbor International Growth Fund	2,958	804	(550)	452	259	—	21
Harbor Large Cap Value Fund	3,453	468	(603)	969	273	107	31
Harbor Mid Cap Value Fund	2,271	565	(914)	930	122	—	61
Harbor Small Cap Growth Fund	1,409	474	(365)	275	101	116	—
Harbor Small Cap Value Fund	1,700	317	(444)	572	120	—	9
Harbor Strategic Growth Fund	965	173	(176)	294	58	32	4
Total	$28,582	$9,127	$(6,532)	$5,993	$1,460	$899	$426
The accompanying notes are an integral part of the Financial Statements.

21

Harbor Target Retirement 2055 Fund
Fund Summary —October 31, 2021 (Unaudited)

Asset Allocation (% of investments)

FUND PERFORMANCE
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2014 through 10/31/2021

TOTAL RETURNS For the periods ended 10/31/2021	1 Year	Annualized		Inception Date
		5 Years	Life of Fund
Harbor Target Retirement 2055 Fund
Institutional Class	33.78%	14.92%	11.02%	11/01/2014
Comparative Indices
Bloomberg U.S. Aggregate Bond	-0.48%	3.10%	3.11%	—
MSCI EAFE (ND)	34.18	9.79	6.39	—
Russell 3000®	43.90	18.91	14.56	—
Composite Index 2055	36.56	13.76	10.07	—
As stated in the Fund’s prospectus dated March 1, 2021, the expense ratio was 0.78%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.

22

Harbor Target Retirement 2055 Fund
Portfolio of Investments—October 31, 2021

Value and Cost in Thousands
EQUITY FUNDS—89.4%
Shares		Value
8,377	Harbor Capital Appreciation Fund	$1,045
56,409	Harbor Disruptive Innovation Fund	807
109,120	Harbor Diversified International All Cap Fund	1,508
15,060	Harbor Global Leaders Fund	628
31,032	Harbor International Fund	1,509
65,465	Harbor International Growth Fund	1,538
77,182	Harbor Large Cap Value Fund	1,793
46,519	Harbor Mid Cap Value Fund	1,162
37,088	Harbor Small Cap Growth Fund	736
19,549	Harbor Small Cap Value Fund	881
15,477	Harbor Strategic Growth Fund	515
TOTAL EQUITY FUNDS
(Cost $9,131)		12,122

FIXED INCOME FUNDS—10.6%
Shares		Value
65,292	Harbor Bond Fund	$788
64,719	Harbor High-Yield Bond Fund	644
TOTAL FIXED INCOME FUNDS
(Cost $1,433)		1,432
TOTAL INVESTMENTS—100.0%
(Cost $10,564)		13,554
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—
TOTAL NET ASSETS—100.0%		$13,554

AFFILIATED TRANSACTIONS
The Underlying Funds are considered to be affiliated with the Fund. The following table shows investment transactions and earnings from investments in the affiliated funds during the period November 1, 2020 through October 31, 2021.
Underlying Funds	Beginning Balance as of 11/01/2020 (000s)	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)		Investment Income from Affiliated Funds (000s)
					Sales of Affiliated Funds (000s)	Distributions Received from Affiliated Funds (000s)
Harbor Bond Fund	$431	$499	$(127)	$(18)	$3	$5	$14
Harbor Capital Appreciation Fund	650	408	(229)	130	86	87	—
Harbor Disruptive Innovation Fund	518	340	(129)	35	43	81	—
Harbor Diversified International All Cap Fund	982	418	(237)	318	27	—	11
Harbor Global Leaders Fund	404	183	(70)	86	25	36	—
Harbor High-Yield Bond Fund	350	381	(101)	11	3	—	27
Harbor International Fund	983	448	(249)	335	(8)	—	12
Harbor International Growth Fund	987	474	(169)	191	55	—	7
Harbor Large Cap Value Fund	1,160	407	(219)	380	65	37	11
Harbor Mid Cap Value Fund	762	360	(327)	335	32	—	21
Harbor Small Cap Growth Fund	469	246	(112)	105	28	39	—
Harbor Small Cap Value Fund	569	253	(180)	193	46	—	3
Harbor Strategic Growth Fund	325	132	(70)	104	24	11	2
Total	$8,590	$4,549	$(2,219)	$2,205	$429	$296	$108
The accompanying notes are an integral part of the Financial Statements.

23

Harbor Target Retirement 2060 Fund
Fund Summary —October 31, 2021 (Unaudited)

Asset Allocation (% of investments)

FUND PERFORMANCE
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2019 through 10/31/2021

TOTAL RETURNS For the periods ended 10/31/2021	1 Year	5 Years	Annualized	Inception Date
			Life of Fund
Harbor Target Retirement 2060 Fund
Institutional Class	34.61%	N/A	20.19%	11/01/2019
Comparative Indices
Bloomberg U.S. Aggregate Bond	-0.48%	N/A	2.80%	—
MSCI EAFE (ND)	34.18	N/A	11.79	—
Russell 3000®	43.90	N/A	25.90	—
Composite Index 2060	37.50	N/A	18.17	—
As stated in the Fund’s prospectus dated March 1, 2021, the expense ratio was 0.78%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborcapital.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.

24

Harbor Target Retirement 2060 Fund
Portfolio of Investments—October 31, 2021

Value and Cost in Thousands
EQUITY FUNDS—93.0%
Shares		Value
1,543	Harbor Capital Appreciation Fund	$192
10,372	Harbor Disruptive Innovation Fund	148
20,374	Harbor Diversified International All Cap Fund	282
2,793	Harbor Global Leaders Fund	116
5,791	Harbor International Fund	282
12,042	Harbor International Growth Fund	283
14,333	Harbor Large Cap Value Fund	333
8,731	Harbor Mid Cap Value Fund	218
6,824	Harbor Small Cap Growth Fund	135
3,607	Harbor Small Cap Value Fund	163
2,844	Harbor Strategic Growth Fund	95
TOTAL EQUITY FUNDS
(Cost $2,130)		2,247

FIXED INCOME FUNDS—7.0%
Shares		Value
7,700	Harbor Bond Fund	$93
7,640	Harbor High-Yield Bond Fund	76
TOTAL FIXED INCOME FUNDS
(Cost $169)		169
TOTAL INVESTMENTS—100.0%
(Cost $2,299)		2,416
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—
TOTAL NET ASSETS—100.0%		$2,416

AFFILIATED TRANSACTIONS
The Underlying Funds are considered to be affiliated with the Fund. The following table shows investment transactions and earnings from investments in the affiliated funds during the period November 1, 2020 through October 31, 2021.
Underlying Funds	Beginning Balance as of 11/01/2020 (000s)	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Investment Income from Affiliated Funds (000s)
						Sales of Affiliated Funds (000s)	Distributions Received from Affiliated Funds (000s)
Harbor Bond Fund	$23	$103	$(32)	$(1)	$—	$—	$1
Harbor Capital Appreciation Fund	46	178	(65)	22	11	7	—
Harbor Disruptive Innovation Fund	36	149	(48)	2	9	6	—
Harbor Diversified International All Cap Fund	68	284	(98)	—	28	—	1
Harbor Global Leaders Fund	28	111	(37)	8	6	3	—
Harbor High-Yield Bond Fund	18	82	(25)	—	1	—	2
Harbor International Fund	68	285	(97)	—	26	—	1
Harbor International Growth Fund	68	288	(96)	(4)	27	—	1
Harbor Large Cap Value Fund	80	316	(109)	17	29	3	1
Harbor Mid Cap Value Fund	53	224	(89)	—	30	—	2
Harbor Small Cap Growth Fund	32	136	(48)	3	12	3	—
Harbor Small Cap Value Fund	39	165	(62)	1	20	—	—
Harbor Strategic Growth Fund	23	87	(31)	9	7	1	—
Total	$582	$2,408	$(837)	$57	$206	$23	$9
The accompanying notes are an integral part of the Financial Statements.

25

Harbor Target Retirement Funds
StatementS of Assets and Liabilities—October 31, 2021

(All amounts in thousands, except per share amounts)

	Harbor Target Retirement Income Fund	Harbor Target Retirement 2020 Fund	Harbor Target Retirement 2025 Fund	Harbor Target Retirement 2030 Fund	Harbor Target Retirement 2035 Fund	Harbor Target Retirement 2040 Fund	Harbor Target Retirement 2045 Fund	Harbor Target Retirement 2050 Fund	Harbor Target Retirement 2055 Fund	Harbor Target Retirement 2060 Fund
ASSETS
Investments, at identified cost	$17,526	$20,730	$20,897	$33,451	$21,962	$33,801	$20,432	$29,620	$10,564	$2,299
Investments in affiliated funds, at value	$18,606	$22,477	$23,081	$38,577	$26,068	$41,822	$25,301	$38,630	$13,554	$2,416
Receivables for:
Investments in affiliated funds sold	—	—	4	—	—	—	5	—	7	—
Capital shares sold	12	14	—	19	13	—	—	5	—	14
Total Assets	18,618	22,491	23,085	38,596	26,081	41,822	25,306	38,635	13,561	2,430
LIABILITIES
Payables for:
Investments in affiliated funds purchased	12	14	—	19	13	—	—	5	—	14
Capital shares reacquired	—	—	4	—	—	—	5	—	7	—
Total Liabilities	12	14	4	19	13	—	5	5	7	14
NET ASSETS	$18,606	$22,477	$23,081	$38,577	$26,068	$41,822	$25,301	$38,630	$13,554	$2,416
Net Assets Consist of:
Paid-in capital	$17,109	$19,709	$19,787	$32,588	$21,481	$32,914	$19,997	$28,582	$10,290	$2,084
Total distributable earnings/(loss)	1,497	2,768	3,294	5,989	4,587	8,908	5,304	10,048	3,264	332
	$18,606	$22,477	$23,081	$38,577	$26,068	$41,822	$25,301	$38,630	$13,554	$2,416
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$18,606	$22,477	$23,081	$38,577	$26,068	$41,822	$25,301	$38,630	$13,554	$2,416
Shares of beneficial interest[1]	1,861	2,097	1,671	3,791	1,581	3,993	1,391	3,196	879	173
Net asset value per share[2]	$10.00	$10.72	$13.81	$10.17	$16.48	$10.47	$18.19	$12.09	$15.42	$14.00

1
Par value $0.01 (unlimited authorizations)
2
Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

The accompanying notes are an integral part of the Financial Statements.

26

Harbor Target Retirement Funds
StatementS of Operations—Year Ended October 31, 2021

(All amounts in thousands)

	Harbor Target Retirement Income Fund	Harbor Target Retirement 2020 Fund	Harbor Target Retirement 2025 Fund	Harbor Target Retirement 2030 Fund	Harbor Target Retirement 2035 Fund	Harbor Target Retirement 2040 Fund	Harbor Target Retirement 2045 Fund	Harbor Target Retirement 2050 Fund	Harbor Target Retirement 2055 Fund	Harbor Target Retirement 2060 Fund
Investment Income
Dividends from affiliated funds	$411	$507	$497	$715	$430	$582	$293	$426	$108	$9
Net Investment Income/(Loss)	411	507	497	715	430	582	293	426	108	9
Net Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Sales of affiliated funds	835	1,575	1,797	1,725	1,071	1,422	836	1,460	429	206
Distributions received from affiliated funds	283	396	430	664	495	868	496	899	296	23
Change in net unrealized appreciation/(depreciation) on:
Affiliated funds	141	261	699	2,713	2,465	5,198	3,280	5,993	2,205	57
Net gain/(loss) on investment transactions	1,259	2,232	2,926	5,102	4,031	7,488	4,612	8,352	2,930	286
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,670	$2,739	$3,423	$5,817	$4,461	$8,070	$4,905	$8,778	$3,038	$295
The accompanying notes are an integral part of the Financial Statements.

27

Harbor Target Retirement Funds
Statements of Changes In Net Assets

(All amounts in thousands)

	Harbor Target Retirement Income Fund		Harbor Target Retirement 2020 Fund		Harbor Target Retirement 2025 Fund		Harbor Target Retirement 2030 Fund
	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$411	$529	$507	$635	$497	$558	$715	$788
Net realized gain/(loss) on sale of affiliated funds	835	(46)	1,575	(37)	1,797	(285)	1,725	(85)
Realized gain distributions received from affiliated funds	283	143	396	246	430	258	664	457
Change in net unrealized appreciation/(depreciation) on affiliated funds	141	515	261	688	699	877	2,713	1,143
Net increase/(decrease) in assets resulting from operations	1,670	1,141	2,739	1,532	3,423	1,408	5,817	2,303
Distributions to Shareholders
Institutional Class	(761)	(535)	(1,493)	(1,009)	(1,452)	(1,350)	(2,442)	(2,233)
Total distributions to shareholders	(761)	(535)	(1,493)	(1,009)	(1,452)	(1,350)	(2,442)	(2,233)
Net Increase/(Decrease) Derived from Capital Share Transactions	(3,044)	2,694	(2,549)	(1,486)	(955)	1,915	4,734	(480)
Net increase/(decrease) in net assets	(2,135)	3,300	(1,303)	(963)	1,016	1,973	8,109	(410)
Net Assets
Beginning of period	20,741	17,441	23,780	24,743	22,065	20,092	30,468	30,878
End of period	$18,606	$20,741	$22,477	$23,780	$23,081	$22,065	$38,577	$30,468
The accompanying notes are an integral part of the Financial Statements.

28

Harbor Target Retirement 2035 Fund		Harbor Target Retirement 2040 Fund		Harbor Target Retirement 2045 Fund		Harbor Target Retirement 2050 Fund		Harbor Target Retirement 2055 Fund		Harbor Target Retirement 2060 Fund
November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020

$430	$474	$582	$599	$293	$308	$426	$466	$108	$103	$9	$2
1,071	54	1,422	116	836	(175)	1,460	65	429	(220)	206	(11)
495	352	868	553	496	314	899	600	296	163	23	2
2,465	713	5,198	1,118	3,280	987	5,993	1,103	2,205	644	57	60
4,461	1,593	8,070	2,386	4,905	1,434	8,778	2,234	3,038	690	295	53

(1,776)	(1,534)	(2,506)	(2,674)	(1,175)	(1,462)	(2,084)	(2,860)	(458)	(483)	(15)	(1)
(1,776)	(1,534)	(2,506)	(2,674)	(1,175)	(1,462)	(2,084)	(2,860)	(458)	(483)	(15)	(1)
3,280	100	5,005	3,305	3,715	2,914	3,354	3,516	2,384	2,200	1,554	530
5,965	159	10,569	3,017	7,445	2,886	10,048	2,890	4,964	2,407	1,834	582

20,103	19,944	31,253	28,236	17,856	14,970	28,582	25,692	8,590	6,183	582	—
$26,068	$20,103	$41,822	$31,253	$25,301	$17,856	$38,630	$28,582	$13,554	$8,590	$2,416	$582

29

Harbor Target Retirement Funds
Statements of Changes in Net Assets—Capital Stock Activity

(All amounts in thousands)

	Harbor Target Retirement Income Fund		Harbor Target Retirement 2020 Fund		Harbor Target Retirement 2025 Fund		Harbor Target Retirement 2030 Fund
	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$1,366	$6,474	$2,325	$3,363	$4,647	$5,108	$6,712	$4,092
Reinvested distributions	761	535	1,493	1,009	1,452	1,350	2,442	2,233
Cost of shares reacquired	(5,171)	(4,315)	(6,367)	(5,858)	(7,054)	(4,543)	(4,420)	(6,805)
Net increase/(decrease) in net assets	$(3,044)	$2,694	$(2,549)	$(1,486)	$(955)	$1,915	$4,734	$(480)
SHARES
Institutional Class
Shares sold	138	691	220	344	346	415	681	461
Shares issued due to reinvestment of distributions	78	58	146	104	112	111	259	252
Shares reacquired	(523)	(469)	(605)	(606)	(525)	(380)	(451)	(763)
Net increase/(decrease) in shares outstanding	(307)	280	(239)	(158)	(67)	146	489	(50)
The accompanying notes are an integral part of the Financial Statements.

30

Harbor Target Retirement 2035 Fund		Harbor Target Retirement 2040 Fund		Harbor Target Retirement 2045 Fund		Harbor Target Retirement 2050 Fund		Harbor Target Retirement 2055 Fund		Harbor Target Retirement 2060 Fund
November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020	November 1, 2020 through October 31, 2021	November 1, 2019 through October 31, 2020

$4,292	$3,724	$5,516	$4,956	$6,086	$3,759	$5,229	$4,044	$3,650	$2,753	$2,381	$721
1,776	1,534	2,506	2,674	1,175	1,462	2,084	2,860	458	483	15	1
(2,788)	(5,158)	(3,017)	(4,325)	(3,546)	(2,307)	(3,959)	(3,388)	(1,724)	(1,036)	(842)	(192)
$3,280	$100	$5,005	$3,305	$3,715	$2,914	$3,354	$3,516	$2,384	$2,200	$1,554	$530

269	264	551	577	347	265	456	434	251	245	180	74
117	109	264	309	72	100	194	299	34	41	1	—
(176)	(364)	(297)	(498)	(203)	(158)	(346)	(368)	(118)	(92)	(63)	(19)
210	9	518	388	216	207	304	365	167	194	118	55

31

Harbor Target Retirement Funds Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented

HARBOR TARGET RETIREMENT INCOME FUND
	Institutional Class
Year Ended October 31,	2021	2020	2019	2018	2017
Net asset value beginning of period	$9.57	$9.24	$8.80	$9.25	$8.93
Income from Investment Operations
Net investment income/(loss)[a]	0.21	0.25	0.25	0.28	0.22
Net realized and unrealized gain/(loss) on investments	0.60	0.33	0.62	(0.38)	0.40
Total from investment operations	0.81	0.58	0.87	(0.10)	0.62
Less Distributions
Dividends from net investment income	(0.26)	(0.25)	(0.27)	(0.29)	(0.27)
Distributions from net realized capital gains	(0.12)	—	(0.16)	(0.06)	(0.03)
Total distributions	(0.38)	(0.25)	(0.43)	(0.35)	(0.30)
Net asset value end of period	10.00	9.57	9.24	8.80	9.25
Net assets end of period (000s)	$18,606	$20,741	$17,441	$12,561	$13,746
Ratios and Supplemental Data (%)
Total return	8.57%	6.37%	10.31%	(1.14)%	7.17%
Ratio of total expenses to average net assets[b]	—	—	—	—	—
Ratio of net investment income to average net assets[b]	2.12	2.63	2.85	3.13	2.46
Portfolio turnover[c]	15	53	67	28	16

HARBOR TARGET RETIREMENT 2020 FUND
	Institutional Class
Year Ended October 31,	2021	2020	2019	2018	2017
Net asset value beginning of period	$10.18	$9.92	$9.50	$9.90	$9.29
Income from Investment Operations
Net investment income/(loss)[a]	0.22	0.26	0.25	0.28	0.23
Net realized and unrealized gain/(loss) on investments	0.96	0.39	0.73	(0.40)	0.73
Total from investment operations	1.18	0.65	0.98	(0.12)	0.96
Less Distributions
Dividends from net investment income	(0.29)	(0.27)	(0.28)	(0.28)	(0.24)
Distributions from net realized capital gains	(0.35)	(0.12)	(0.28)	—	(0.11)
Total distributions	(0.64)	(0.39)	(0.56)	(0.28)	(0.35)
Net asset value end of period	10.72	10.18	9.92	9.50	9.90
Net assets end of period (000s)	$22,477	$23,780	$24,743	$25,554	$27,742
Ratios and Supplemental Data (%)
Total return	11.86%	6.74%	11.04%	(1.29)%	10.77%
Ratio of total expenses to average net assets[b]	—	—	—	—	—
Ratio of net investment income to average net assets[b]	2.10	2.61	2.69	2.89	2.44
Portfolio turnover[c]	25	56	64	31	29
See page 36 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

32

HARBOR TARGET RETIREMENT 2025 FUND
	Institutional Class
Year Ended October 31,	2021	2020	2019	2018	2017
Net asset value beginning of period	$12.70	$12.62	$12.21	$12.76	$11.78
Income from Investment Operations
Net investment income/(loss)[a]	0.28	0.32	0.31	0.37	0.29
Net realized and unrealized gain/(loss) on investments	1.66	0.56	1.03	(0.57)	1.12
Total from investment operations	1.94	0.88	1.34	(0.20)	1.41
Less Distributions
Dividends from net investment income	(0.36)	(0.33)	(0.38)	(0.35)	(0.28)
Distributions from net realized capital gains	(0.47)	(0.47)	(0.55)	—	(0.15)
Total distributions	(0.83)	(0.80)	(0.93)	(0.35)	(0.43)
Net asset value end of period	13.81	12.70	12.62	12.21	12.76
Net assets end of period (000s)	$23,081	$22,065	$20,092	$17,651	$21,218
Ratios and Supplemental Data (%)
Total return	15.74%	7.26%	12.09%	(1.63)%	12.38%
Ratio of total expenses to average net assets[b]	—	—	—	—	—
Ratio of net investment income to average net assets[b]	2.11	2.65	2.57	2.92	2.42
Portfolio turnover[c]	33	63	61	36	24

HARBOR TARGET RETIREMENT 2030 FUND
	Institutional Class
Year Ended October 31,	2021	2020	2019	2018	2017
Net asset value beginning of period	$9.23	$9.21	$8.84	$9.25	$8.60
Income from Investment Operations
Net investment income/(loss)[a]	0.19	0.22	0.21	0.24	0.20
Net realized and unrealized gain/(loss) on investments	1.49	0.45	0.77	(0.38)	0.96
Total from investment operations	1.68	0.67	0.98	(0.14)	1.16
Less Distributions
Dividends from net investment income	(0.26)	(0.24)	(0.25)	(0.25)	(0.21)
Distributions from net realized capital gains	(0.48)	(0.41)	(0.36)	(0.02)	(0.30)
Total distributions	(0.74)	(0.65)	(0.61)	(0.27)	(0.51)
Net asset value end of period	10.17	9.23	9.21	8.84	9.25
Net assets end of period (000s)	$38,577	$30,468	$30,878	$27,973	$28,618
Ratios and Supplemental Data (%)
Total return	18.81%	7.62%	12.21%	(1.57)%	14.18%
Ratio of total expenses to average net assets[b]	—	—	—	—	—
Ratio of net investment income to average net assets[b]	1.97	2.54	2.41	2.62	2.30
Portfolio turnover[c]	23	57	46	31	29
The accompanying notes are an integral part of the Financial Statements.

33

Harbor Target Retirement Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR TARGET RETIREMENT 2035 FUND
	Institutional Class
Year Ended October 31,	2021	2020	2019	2018	2017
Net asset value beginning of period	$14.67	$14.64	$13.86	$14.44	$12.93
Income from Investment Operations
Net investment income/(loss)[a]	0.28	0.33	0.28	0.33	0.28
Net realized and unrealized gain/(loss) on investments	2.81	0.79	1.36	(0.58)	1.75
Total from investment operations	3.09	1.12	1.64	(0.25)	2.03
Less Distributions
Dividends from net investment income	(0.37)	(0.34)	(0.35)	(0.33)	(0.28)
Distributions from net realized capital gains	(0.91)	(0.75)	(0.51)	—	(0.24)
Total distributions	(1.28)	(1.09)	(0.86)	(0.33)	(0.52)
Net asset value end of period	16.48	14.67	14.64	13.86	14.44
Net assets end of period (000s)	$26,068	$20,103	$19,944	$15,124	$15,005
Ratios and Supplemental Data (%)
Total return	21.88%	7.98%	12.83%	(1.79)%	16.31%
Ratio of total expenses to average net assets[b]	—	—	—	—	—
Ratio of net investment income to average net assets[b]	1.77	2.34	2.05	2.26	2.06
Portfolio turnover[c]	22	62	35	29	26

HARBOR TARGET RETIREMENT 2040 FUND
	Institutional Class
Year Ended October 31,	2021	2020	2019	2018	2017
Net asset value beginning of period	$8.99	$9.15	$8.85	$9.30	$8.42
Income from Investment Operations
Net investment income/(loss)[a]	0.15	0.17	0.15	0.18	0.15
Net realized and unrealized gain/(loss) on investments	2.04	0.55	0.90	(0.34)	1.30
Total from investment operations	2.19	0.72	1.05	(0.16)	1.45
Less Distributions
Dividends from net investment income	(0.20)	(0.20)	(0.20)	(0.19)	(0.17)
Distributions from net realized capital gains	(0.51)	(0.68)	(0.55)	(0.10)	(0.40)
Total distributions	(0.71)	(0.88)	(0.75)	(0.29)	(0.57)
Net asset value end of period	10.47	8.99	9.15	8.85	9.30
Net assets end of period (000s)	$41,822	$31,253	$28,236	$24,050	$24,940
Ratios and Supplemental Data (%)
Total return	25.25%	8.15%	13.43%	(1.84)%	18.26%
Ratio of total expenses to average net assets[b]	—	—	—	—	—
Ratio of net investment income to average net assets[b]	1.49	2.04	1.77	1.90	1.78
Portfolio turnover[c]	17	53	28	30	21
See page 36 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

34

HARBOR TARGET RETIREMENT 2045 FUND
	Institutional Class
Year Ended October 31,	2021	2020	2019	2018	2017
Net asset value beginning of period	$15.20	$15.46	$14.69	$15.43	$13.51
Income from Investment Operations
Net investment income/(loss)[a]	0.23	0.28	0.24	0.23	0.21
Net realized and unrealized gain/(loss) on investments	3.79	0.94	1.56	(0.49)	2.42
Total from investment operations	4.02	1.22	1.80	(0.26)	2.63
Less Distributions
Dividends from net investment income	(0.32)	(0.31)	(0.29)	(0.28)	(0.22)
Distributions from net realized capital gains	(0.71)	(1.17)	(0.74)	(0.20)	(0.49)
Total distributions	(1.03)	(1.48)	(1.03)	(0.48)	(0.71)
Net asset value end of period	18.19	15.20	15.46	14.69	15.43
Net assets end of period (000s)	$25,301	$17,856	$14,970	$12,410	$9,863
Ratios and Supplemental Data (%)
Total return	27.24%	8.21%	13.48%	(1.83)%	20.37%
Ratio of total expenses to average net assets[b]	—	—	—	—	—
Ratio of net investment income to average net assets[b]	1.31	1.93	1.62	1.49	1.50
Portfolio turnover[c]	21	46	29	22	32

HARBOR TARGET RETIREMENT 2050 FUND
	Institutional Class
Year Ended October 31,	2021	2020	2019	2018	2017
Net asset value beginning of period	$9.88	$10.17	$9.81	$10.42	$9.23
Income from Investment Operations
Net investment income/(loss)[a]	0.14	0.17	0.12	0.13	0.12
Net realized and unrealized gain/(loss) on investments	2.78	0.66	1.08	(0.33)	1.81
Total from investment operations	2.92	0.83	1.20	(0.20)	1.93
Less Distributions
Dividends from net investment income	(0.19)	(0.18)	(0.17)	(0.16)	(0.13)
Distributions from net realized capital gains	(0.52)	(0.94)	(0.67)	(0.25)	(0.61)
Total distributions	(0.71)	(1.12)	(0.84)	(0.41)	(0.74)
Net asset value end of period	12.09	9.88	10.17	9.81	10.42
Net assets end of period (000s)	$38,630	$28,582	$25,692	$23,391	$22,821
Ratios and Supplemental Data (%)
Total return	30.50%	8.55%	13.92%	(2.06)%	22.40%
Ratio of total expenses to average net assets[b]	—	—	—	—	—
Ratio of net investment income to average net assets[b]	1.19	1.76	1.28	1.20	1.27
Portfolio turnover[c]	18	47	25	22	33
The accompanying notes are an integral part of the Financial Statements.

35

Harbor Target Retirement Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR TARGET RETIREMENT 2055 FUND
	Institutional Class
Year Ended October 31,	2021	2020	2019	2018	2017
Net asset value beginning of period	$12.06	$11.94	$11.39	$11.97	$10.02
Income from Investment Operations
Net investment income/(loss)[a]	0.13	0.16	0.10	0.11	0.10
Net realized and unrealized gain/(loss) on investments	3.86	0.87	1.34	(0.37)	2.17
Total from investment operations	3.99	1.03	1.44	(0.26)	2.27
Less Distributions
Dividends from net investment income	(0.20)	(0.18)	(0.16)	(0.16)	(0.12)
Distributions from net realized capital gains	(0.43)	(0.73)	(0.73)	(0.16)	(0.20)
Total distributions	(0.63)	(0.91)	(0.89)	(0.32)	(0.32)
Net asset value end of period	15.42	12.06	11.94	11.39	11.97
Net assets end of period (000s)	$13,554	$8,590	$6,183	$3,756	$2,728
Ratios and Supplemental Data (%)
Total return	33.78%	8.83%	14.24%	(2.31)%	23.34%
Ratio of total expenses to average net assets[b]	—	—	—	—	—
Ratio of net investment income to average net assets[b]	0.92	1.44	0.90	0.91	0.95
Portfolio turnover[c]	19	36	14	29	32

HARBOR TARGET RETIREMENT 2060 FUND
	Institutional Class
Year Ended October 31,	2021	2020[d]
Net asset value beginning of period	$10.60	$10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.08	0.06
Net realized and unrealized gain/(loss) on investments	3.55	0.67
Total from investment operations	3.63	0.73
Less Distributions
Dividends from net investment income	(0.16)	(0.13)
Distributions from net realized capital gains	(0.07)	—
Total distributions	(0.23)	(0.13)
Net asset value end of period	14.00	10.60
Net assets end of period (000s)	$2,416	$582
Ratios and Supplemental Data (%)
Total return	34.61%	7.32%
Ratio of total expenses to average net assets[b]	—	—
Ratio of net investment income to average net assets[b]	0.63	0.60
Portfolio turnover[c]	56	71
a
Amounts are based on average daily shares outstanding during the period.
b
Ratios of income and expenses to average net assets represents the expenses paid by the Fund but does not include the acquired fund fees and expenses from underlying funds.
c
Amounts do not include the activity of the underlying funds.
d
For the period November 1, 2019 (inception) through October 31, 2020

The accompanying notes are an integral part of the Financial Statements.

36

Harbor Target Retirement Funds
Notes to Financial Statements—October 31, 2021

Note 1—Organizational Matters
Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. As of October 31, 2021, the Trust consists of 31 separate portfolios. The portfolios covered by this report are: Harbor Target Retirement Income Fund, Harbor Target Retirement 2020 Fund, Harbor Target Retirement 2025 Fund, Harbor Target Retirement 2030 Fund, Harbor Target Retirement 2035 Fund, Harbor Target Retirement 2040 Fund, Harbor Target Retirement 2045 Fund, Harbor Target Retirement 2050 Fund, Harbor Target Retirement 2055 Fund, and Harbor Target Retirement 2060 Fund (individually referred to as a “Fund” and collectively referred to as the “Funds” or “Target Retirement Funds”).  The Funds invest in a combination of other funds of the Trust (the “Underlying Funds”).  Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds and the Underlying Funds.  The Adviser has engaged the services of unaffiliated subadvisers to provide discretionary and non-discretionary advisory services for each Underlying Fund.
The Funds currently offer one class of shares, designated as Institutional Class.

Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Security Valuation
The holdings of each Target Retirement Fund consist entirely of Institutional Class shares of the Underlying Funds, which are valued at their respective net asset values.
Fair Value Measurements and Disclosures
Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2, and Level 3. The inputs or methodologies used for valuing investments are not necessarily indicative of the risk associated with investing in those investments. The assignment of an investment to Levels 1, 2, or 3 is based on the lowest level of significant inputs used to determine its fair value.
Level 1–	Quoted prices in active markets for identical securities.
Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–
Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include each Fund’s own assumptions.

Each Fund used observable inputs in its valuation methodologies whenever they were available and deemed reliable. As of October 31, 2021, all investments held by each Fund (as disclosed in the Portfolio of Investments) were classified as Level 1. There were no Level 3 investments at October 31, 2021 or 2020.
Description of the Underlying Funds
In pursuing its investment objectives and strategies, each of the Underlying Funds is permitted to engage in a wide range of investment practices. Further information about the Underlying Funds is contained in the Target Retirement Funds’ prospectus and statement of additional information, as well as the prospectus of each of the Underlying Funds. The accounting policies of each of the Underlying Funds are disclosed in each Underlying Fund’s respective shareholder report. Because each Fund invests in the Underlying Funds, shareholders of each Fund will be affected by the investment practices of the Underlying Funds in direct proportion to the amount of assets each Fund allocates to the Underlying Funds.

37

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
The Funds do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Funds may represent a significant portion of an Underlying Fund’s net assets. As of October 31, 2021, each Fund held less than 25% of the outstanding shares of any Underlying Fund.
Investment Transactions and Income
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Income and capital gain distributions received from the Underlying Funds are recorded on the ex-dividend date. Gains and losses on securities sold are determined on the basis of identified cost.
Expenses
Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.
Taxes
Each Fund is treated as a separate entity for U.S. federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for U.S. federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2018–2020), including all positions expected to be taken upon filing the 2021 tax return, in all material jurisdictions where the Funds operate, and has concluded that no provision for income tax is required in any Fund’s financial statements. The Funds will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

Note 3—FEES AND OTHER Transactions with Affiliates
Investment Adviser
Harbor Capital is a wholly owned subsidiary of ORIX Corporation. Harbor Capital is the Funds’ investment adviser and is also responsible for administrative and other services. The Funds do not pay any fees for the services of Harbor Capital.
The Funds have entered into an advisory agreement with Harbor Capital. Pursuant to this agreement, Harbor Capital pays all expenses of each Fund, excluding: (i) the amount of acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items.
Distributor
Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. The Funds do not pay any fees for the services of the Distributor.
Transfer Agent
Harbor Services Group, Inc. (“Harbor Services Group”), a wholly owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The Funds do not pay any fees for the services of Harbor Services Group.

38

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

Note 3—FEES AND OTHER Transactions with Affiliates—Continued
Shareholders
As of October 31, 2021, Harbor Capital and its wholly owned subsidiaries collectively held the following shares of beneficial interest in each of the following Funds:
	Number of Shares Owned by Harbor Capital and Subsidiaries	Percentage of Outstanding Shares
	Institutional Class
Harbor Target Retirement 2025 Fund	551	0.0%
Harbor Target Retirement 2030 Fund	39,192	1.0
Harbor Target Retirement 2035 Fund	17,418	1.1
Harbor Target Retirement 2040 Fund	9,321	0.2
Harbor Target Retirement 2045 Fund	7,101	0.5
Harbor Target Retirement 2050 Fund	18,286	0.6
Harbor Target Retirement 2055 Fund	9,168	1.0
Independent Trustees
The Independent Trustees received no remuneration from the Target Retirement Funds for the year ended October 31, 2021.
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 4—TAX INFORMATION
The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from U.S. GAAP. Reclassifications, if any, are made to each Fund’s capital account to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. There were no reclassification amounts on the Statements of Assets and Liabilities between total distributable earnings/(loss) and paid-in capital for the year ended October 31, 2021.
The tax composition of each Fund’s distributions was as follows:
	As of October 31, 2021			As of October 31, 2020
	Ordinary Income (000s)	Long-Term Capital Gains (000s)	Total (000s)	Ordinary Income (000s)	Long-Term Capital Gains (000s)	Total (000s)
Harbor Target Retirement Income Fund	$581	$180	$761	$535	$—	$535
Harbor Target Retirement 2020 Fund	700	793	1,493	761	248	1,009
Harbor Target Retirement 2025 Fund	634	818	1,452	622	728	1,350
Harbor Target Retirement 2030 Fund	852	1,590	2,442	863	1,370	2,233
Harbor Target Retirement 2035 Fund	516	1,260	1,776	499	1,035	1,534
Harbor Target Retirement 2040 Fund	714	1,792	2,506	628	2,046	2,674
Harbor Target Retirement 2045 Fund	368	807	1,175	316	1,146	1,462
Harbor Target Retirement 2050 Fund	551	1,533	2,084	468	2,392	2,860
Harbor Target Retirement 2055 Fund	150	308	458	97	386	483
Harbor Target Retirement 2060 Fund	13	2	15	1	—	1

39

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

NOTE 4—TAX INFORMATION—Continued
As of October 31, 2021, the components of each Fund’s distributable earnings on a tax basis were as follows:
	Undistributed Ordinary Income (000s)	Undistributed Long-Term Capital Gains (000s)	Unrealized Appreciation/ (Depreciation) (000s)	Accumulated Capital and Other Losses (000s)	Other Temporary Difference (000s)	Total Distributable Earnings/(Loss) (000s)
Harbor Target Retirement Income Fund	$121	$699	$677	$—	$—	$1,497
Harbor Target Retirement 2020 Fund	393	1,306	1,069	—	—	2,768
Harbor Target Retirement 2025 Fund	353	1,613	1,328	—	—	3,294
Harbor Target Retirement 2030 Fund	479	1,756	3,754	—	—	5,989
Harbor Target Retirement 2035 Fund	250	1,221	3,116	—	—	4,587
Harbor Target Retirement 2040 Fund	313	2,056	6,539	—	—	8,908
Harbor Target Retirement 2045 Fund	148	1,223	3,933	—	—	5,304
Harbor Target Retirement 2050 Fund	193	2,290	7,565	—	—	10,048
Harbor Target Retirement 2055 Fund	40	698	2,526	—	—	3,264
Harbor Target Retirement 2060 Fund	154	62	116	—	—	332
The identified cost for federal income tax purposes of investments owned by each Fund and its respective gross unrealized appreciation and depreciation as of October 31, 2021 were as follows:
	Identified Cost (000s)	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) (000s)
		Appreciation (000s)	(Depreciation) (000s)
Harbor Target Retirement Income Fund	$17,929	$716	$(39)	$677
Harbor Target Retirement 2020 Fund	21,408	1,090	(21)	1,069
Harbor Target Retirement 2025 Fund	21,753	1,427	(99)	1,328
Harbor Target Retirement 2030 Fund	34,823	3,846	(92)	3,754
Harbor Target Retirement 2035 Fund	22,952	3,196	(80)	3,116
Harbor Target Retirement 2040 Fund	35,283	6,600	(61)	6,539
Harbor Target Retirement 2045 Fund	21,368	3,981	(48)	3,933
Harbor Target Retirement 2050 Fund	31,065	7,594	(29)	7,565
Harbor Target Retirement 2055 Fund	11,028	2,532	(6)	2,526
Harbor Target Retirement 2060 Fund	2,300	116	—	116

Note 5—Subsequent Events
At a meeting of the Board of Trustees held on November 4, 2021, the Board of Trustees voted to liquidate and dissolve the Harbor Target Retirement Funds. The liquidation of the Funds is expected to occur on January 14, 2022. Additional information related to the liquidation can be found in the supplements to the Funds' prospectus and statement of additional information as filed with the SEC on November 5, 2021 and November 18, 2021.
Through the date the financial statements were issued, there were no other subsequent events or transactions that would have materially impacted the financial statements or related disclosures as presented herein.

40

Harbor Target Retirement Funds
Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
Harbor Funds
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Harbor Target Retirement Income Fund, Harbor Target Retirement 2020 Fund, Harbor Target Retirement 2025 Fund, Harbor Target Retirement 2030 Fund, Harbor Target Retirement 2035 Fund, Harbor Target Retirement 2040 Fund, Harbor Target Retirement 2045 Fund, Harbor Target Retirement 2050 Fund, Harbor Target Retirement 2055 Fund and Harbor Target Retirement 2060 Fund (collectively referred to as the “Funds”), (ten of the funds constituting Harbor Funds (the “Trust”)), including the portfolios of investments, as of October 31, 2021, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (ten of the funds constituting the Trust), at October 31, 2021, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Individual fund constituting the Harbor Funds	Statement of operations	Statement of changes in net assets	Financial highlights
Harbor Target Retirement Income Fund
Harbor Target Retirement 2020 Fund
Harbor Target Retirement 2025 Fund
Harbor Target Retirement 2030 Fund
Harbor Target Retirement 2035 Fund
Harbor Target Retirement 2040 Fund
Harbor Target Retirement 2045 Fund
Harbor Target Retirement 2050 FundHarbor Target Retirement 2055 Fund
	For the year ended October 31, 2021	For each of the two years in the period ended October 31, 2021	For each of the five years in the period ended October 31, 2021
Harbor Target Retirement 2060 Fund	For the year ended October 31, 2021	For the year ended October 31, 2021 and for the period from November 1, 2019 (inception) through October 31, 2020
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and the shareholder servicing agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Harbor Funds investment companies since 2000.
Chicago, Illinois
December 21, 2021

41

Harbor Target Retirement Funds
Fees and Expenses Example (Unaudited)

Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (if any), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The expense ratios reflected below do not include the acquired fund fees and expenses from Underlying Funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2021 through October 31, 2021.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund/Class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund/Class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021
Harbor Target Retirement Income Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,018.70
Hypothetical (5% return)		0.00	1,000	1,025.21
Harbor Target Retirement 2020 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,021.90
Hypothetical (5% return)		0.00	1,000	1,025.21
Harbor Target Retirement 2025 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,025.20
Hypothetical (5% return)		0.00	1,000	1,025.21
Harbor Target Retirement 2030 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,028.30
Hypothetical (5% return)		0.00	1,000	1,025.21
Harbor Target Retirement 2035 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,030.60
Hypothetical (5% return)		0.00	1,000	1,025.21

42

Harbor Target Retirement Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021
Harbor Target Retirement 2040 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,033.60
Hypothetical (5% return)		0.00	1,000	1,025.21
Harbor Target Retirement 2045 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,035.90
Hypothetical (5% return)		0.00	1,000	1,025.21
Harbor Target Retirement 2050 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,038.70
Hypothetical (5% return)		0.00	1,000	1,025.21
Harbor Target Retirement 2055 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,041.20
Hypothetical (5% return)		0.00	1,000	1,025.21
Harbor Target Retirement 2060 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,041.70
Hypothetical (5% return)		0.00	1,000	1,025.21
*
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

43

Harbor Target Retirement Funds
Additional Information (Unaudited)

Additional Tax Information
Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year ended October 31, 2021:
Amount (000s)
Harbor Target Retirement Income Fund	$179
Harbor Target Retirement 2020 Fund	794
Harbor Target Retirement 2025 Fund	819
Harbor Target Retirement 2030 Fund	1,590
Harbor Target Retirement 2035 Fund	1,260
Harbor Target Retirement 2040 Fund	1,792
Harbor Target Retirement 2045 Fund	807
Harbor Target Retirement 2050 Fund	1,534
Harbor Target Retirement 2055 Fund	308
Harbor Target Retirement 2060 Fund	2
For the fiscal year ended October 31, 2021, each Fund designates up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If a Fund pays a distribution during calendar year 2021, complete information will be reported in conjunction with Form 1099-DIV.

Proxy Voting
Harbor Funds has adopted Proxy Voting Policies and Procedures under which proxies relating to securities held by the Harbor funds are voted. In addition, Harbor Funds files Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of Harbor Funds’ Proxy Voting Policies and Procedures and the proxy voting records (Form N-PX) are available (i) without charge, upon request, by calling Harbor toll-free at 800-422-1050; (ii) on Harbor’s website at harborcapital.com; and (iii) on the SEC’s website at sec.gov.

Householding
Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy materials, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

Quarterly Portfolio Disclosures
The Funds file a complete portfolio of investments for their first and third fiscal quarters with the SEC as an exhibit to Form N-PORT. The Funds’ Form N-PORT exhibit is available (i) without charge, upon request, by calling Harbor toll-free at 800-422-1050, (ii) on Harbor’s website at harborcapital.com, and (iii) on the SEC’s website at sec.gov.

44

Harbor Target Retirement Funds
Additional Information—Continued

Trustees and Officers
As of December 2021
The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.
Harbor Funds' Statement of Additional Information includes additional information about the Trust’s Trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at harborcapital.com.
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Scott M. Amero (58) Trustee	Since 2014	Chairman (2015-2020) and Trustee (2011-Present), Rare (conservation nonprofit); Trustee, Berkshire School (2014-Present); Trustee, The Nature Conservancy, Massachusetts Chapter (2018-Present); Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010), BlackRock, Inc. (publicly traded investment management firm).	34	None
Donna J. Dean (70) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (2001-2019).	34	None
Randall A. Hack (74) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (private investment firm) (2003-Present); Director of Tower Development Corporation (cell tower developer) (2009-2016); Advisory Director of Berkshire Partners (private equity firm) (2002-2013); Founder and Senior Managing Director of Nassau Capital, LLC (private investment firm, investing solely on behalf of the Princeton Endowment) (1995-2001); and President of The Princeton University Investment Company (1990-1994).	34	None
Robert Kasdin (63) Trustee	Since 2014	Senior Vice President and Chief Operating Officer (2015-Present) and Chief Financial Officer (2018-Present), Johns Hopkins Medicine; Senior Executive Vice President, Columbia University (2002-2015); Trustee and Member of the Finance Committee, National September 11 Memorial & Museum at the World Trade Center (2005-2019); Director, Apollo Commercial Real Estate Finance, Inc. (2014-Present); and Director and Executive Committee Member, The Y in Central Maryland (2018-Present).	34	Director of Apollo Commercial Real Estate Finance, Inc. (2014-Present).
Kathryn L. Quirk (69) Trustee	Since 2017
Vice President, Senior Compliance Officer and Head, U.S. Regulatory
Compliance, Goldman Sachs Asset Management (2013-2017); Deputy
Chief Legal Officer, Asset Management, and Vice President and
Corporate Counsel, Prudential Insurance Company of America
(2010-2012); Co-Chief Legal Officer, Prudential Investment
Management, Inc., and Chief Legal Officer, Prudential Investments
and Prudential Mutual Funds (2008-2012); Vice President and
Corporate Counsel and Chief Legal Officer, Mutual Funds, Prudential
Insurance Company of America, and Chief Legal Officer, Prudential
Investments (2005-2008); Vice President and Corporate Counsel and
Chief Legal Officer, Mutual Funds, Prudential Insurance Company
of America (2004-2005); Member, Management Committee
(2000-2002), General Counsel and Chief Compliance Officer, Zurich
Scudder Investments, Inc. (1997-2002).
			34	None
Douglas J. Skinner (59) Trustee	Since 2020	Professor of Accounting (2005-Present), Deputy Dean for Faculty (2015-2016, 2017-Present), Interim Dean (2016-2017), University of Chicago Booth School of Business.	34	None

45

Harbor Target Retirement Funds
Additional Information—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES—Continued
Ann M. Spruill (67) Trustee	Since 2014	Partner (1993-2008), member of Executive Committee (1996-2008), Member Board of Directors (2002-2008), Grantham, Mayo, Van Otterloo & Co, LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Public Equities, Museum of Fine Arts, Boston (2000-2020); and Trustee, Financial Accounting Foundation (2014-2020).	34	None
INTERESTED TRUSTEE
Charles F. McCain (52)* Chairman, Trustee and President	Since 2017
Chief Executive Officer (2017-Present), Director (2007-Present),
President and Chief Operating Officer (2017), Executive Vice President
and General Counsel (2004-2017), and Chief Compliance Officer
(2004-2014), Harbor Capital Advisors, Inc.; Director and Chairperson
(2019-Present), Harbor Trust Company, Inc.; Director (2007-Present)
and Chief Compliance Officer (2004-2017), Harbor Services Group,
Inc.; Chief Executive Officer (2017-Present), Director (2007-Present),
Chief Compliance Officer and Executive Vice President (2007-2017),
Harbor Funds Distributors, Inc.; and Chief Compliance Officer, Harbor
Funds (2004-2017).
			34	None

Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**
Erik D. Ojala (46) Chief Compliance Officer	Since 2017
Executive Vice President and General Counsel (2017-Present) and Secretary (2010-Present); Senior
Vice President and Associate General Counsel (2007-2017), Harbor Capital Advisors, Inc.; Director
and Secretary (2019-Present), Harbor Trust Company, Inc.; Director, Executive Vice President
(2017-Present) and Chief Compliance Officer (2017-2021), Harbor Funds Distributors, Inc.; Director
(2017-Present) and Assistant Secretary (2014-Present), Harbor Services Group, Inc.; and AML Compliance
Officer (2010-2017) and Vice President and Secretary (2007-2017), Harbor Funds.

Anmarie S. Kolinski (50) Treasurer	Since 2007
Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.;
Director and Treasurer (2019-Present), Harbor Trust Company, Inc.; Chief Financial Officer (2007-Present),
Harbor Services Group, Inc.; and Chief Financial Officer (2015-Present) and Treasurer (2012-Present),
Harbor Funds Distributors, Inc.

Kristof M. Gleich (42) Vice President	Since 2019
President (2018-Present) and Chief Investment Officer (2020), Harbor Capital Advisors, Inc.; Director,
Vice Chairperson, President (2019-Present) and Chief Investment Officer (2020-Present), Harbor Trust
Company, Inc.; and Managing Director, Global Head of Manager Selection (2010-2018), JP Morgan
Chase & Co.

Gregg M. Boland (58) Vice President	Since 2019
Executive Vice President (2020-Present), Vice President (2019-2020), Harbor Capital Advisors, Inc.;
President (2019-Present), Senior Vice President – Operations (2016-2019), and Vice President – Operations
(2007-2015), Harbor Services Group, Inc.; and Senior Vice President, AML Compliance Officer, and
OFAC Officer (2019-Present), Harbor Funds Distributors, Inc.

Diana R. Podgorny (42) Secretary	Since 2018
Senior Vice President and Assistant General Counsel (2020-Present), Vice President and Assistant
General Counsel (2017-2020), Harbor Capital Advisors, Inc.; Director and Vice President (2020 –
Present), Harbor Trust Company, Inc.; Vice President and Counsel, AMG Funds LLC (2016-2017);
Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-2017);
Assistant Secretary, AMG Funds IV (2010-2017); and Vice President and Counsel, Aston Asset
Management, LLC (2010-2016).

Jodie L. Crotteau (49) Assistant Secretary	Since 2014
Senior Vice President and Chief Compliance Officer, Harbor Capital Advisors, Inc. (2014-Present);
Chief Compliance Officer and AML/OFAC Officer (2019-Present), Harbor Trust Company, Inc.; Chief
Compliance Officer and Secretary (2017-present) and Assistant Secretary (2015-2016), Harbor Services
Group, Inc.; Chief Compliance Officer (2021-present) and Assistant Secretary (2016-present), Harbor
Funds Distributors, Inc.; Vice President and Chief Compliance Officer, Grosvenor Registered Funds
(2011-2014); and Vice President, Grosvenor Capital Management, L.P. (2010-2014).

46

Harbor Target Retirement Funds
Additional Information—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**—Continued
Lana M. Lewandowski (42) AML Compliance Officer and Assistant Secretary	Since 2017	Legal & Compliance Manager (2016-Present) and Legal Specialist (2012-2015), Harbor Capital Advisors, Inc.
Lora A. Kmieciak (57) Assistant Treasurer	Since 2017
Senior Vice President – Fund Administration and Analysis (2017-Present), Senior Vice President -
Business Analysis (2015-2017), Harbor Capital Advisors, Inc.; Vice President (2020 – Present), Harbor
Trust Company, Inc.; and Assurance Executive Director, Ernst & Young LLP (1999-2015).

John M. Paral (53) Assistant Treasurer	Since 2013	Director of Fund Administration and Analysis (2017-Present), Vice President (2012-Present) and Financial Reporting Manager (2007-2017), Harbor Capital Advisors, Inc.

1
Each Trustee serves for an indefinite term, until his or her successor is elected. Each Officer is elected annually.
*
Mr. McCain is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**
Officers of the Funds are “interested persons” as defined in the Investment Company Act.

47

This Privacy Statement Is Not Part of This Report
Harbor’s Privacy Statement

Rev. 09/2021
FACTS	WHAT DOES HARBOR DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us.
This information can include:
■ Social Security number
■ Account balances and transaction history
■ Assets and investment experience
■ Wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Harbor chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Harbor share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-422-1050 or go to harborcapital.com

48

Harbor’s Privacy Statement—Continued

Who we are
Who is providing this notice?	Harbor Capital Advisors, Inc.; Harbor Services Group; Inc.; Harbor Funds Distributors, Inc., Harbor Trust Company, Inc., Harbor Funds, Harbor ETF Trust (collectively, “Harbor”)
What we do
How does Harbor protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We maintain physical, electronic and procedural safeguards designed to protect your personal information; however, please be aware that no data security measures can guarantee 100% security.

How does Harbor collect my personal information?
We collect your personal information, for example, when you
■ Open an account or make transactions on your account
■ Give us your contact information or income information
■ Tell us about your investment or retirement portfolio
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes—information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include the financial companies providing this notice, as well as other companies under our parent company, ORIX Corporation.

Nonaffiliates
Companies not related by common ownership or control. They can be financial and nonfinancial companies.
■ Nonaffiliates we share with can include companies that perform support services on our behalf or other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms (to support our marketing to you), as well as other financial institutions.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Harbor doesn’t jointly market.
Other important information
Notice to investors in California and Vermont
Under California and Vermont law, we will not share information we collect about you with outside companies, unless the law allows. For example, we may share information with your consent, to service your accounts, and in connection with legal proceedings.
We will limit sharing among our companies to the extent required by applicable law.

We recommend that you read and retain this notice for your personal files.

49

Benchmark Descriptions

Composite Index Income—The Composite Index Income is derived by applying the Harbor Target Retirement Income Fund’s (the “Income Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofA U.S. High Yield Index (H0A0), ICE BofA U.S. Non-Distressed High Yield Index (with respect to the Harbor High-Yield Bond Fund; prior to March 31, 2015, the ICE BofA U.S. High Yield Index (H0A0) was this fund’s benchmark and a component of the Composite Index), Bloomberg U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS Index, ICE BofA U.S. 3-Month Treasury Bill Index. The weights of the Composite Index Income match the Income Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the Income Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2020—The Composite Index 2020 is derived by applying the Harbor Target Retirement 2020 Fund’s (the “2020 Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofA U.S. High Yield Index (H0A0), ICE BofA U.S. Non-Distressed High Yield Index (with respect to the Harbor High-Yield Bond Fund; prior to March 31, 2015, the ICE BofA U.S. High Yield Index (H0A0) was this fund’s benchmark and a component of the Composite Index), Bloomberg U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS Index, ICE BofA U.S. 3-Month Treasury Bill Index. The weights of the Composite Index 2020 match the 2020 Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the 2020 Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2025—The Composite Index 2025 is derived by applying the Harbor Target Retirement 2025 Fund’s (the “2025 Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofA U.S. High Yield Index (H0A0), ICE BofA U.S. Non-Distressed High Yield Index (with respect to the Harbor High-Yield Bond Fund; prior to March 31, 2015, the ICE BofA U.S. High Yield Index (H0A0) was this fund’s benchmark and a component of the Composite Index), Bloomberg U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS Index. The weights of the Composite Index 2025 match the 2025 Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the 2025 Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2030—The Composite Index 2030 is derived by applying the Harbor Target Retirement 2030 Fund’s (the “2030 Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofA U.S. High Yield Index (H0A0), ICE BofA U.S. Non-Distressed High Yield Index (with respect to the Harbor High-Yield Bond Fund; prior to March 31, 2015, the ICE BofA U.S. High Yield Index (H0A0) was this fund’s benchmark and a component of the Composite Index), Bloomberg U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS Index. The weights of the Composite Index 2030 match the 2030 Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the 2030 Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2035—The Composite Index 2035 is derived by applying the Harbor Target Retirement 2035 Fund’s (the “2035 Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofA U.S. High Yield Index (H0A0), ICE BofA U.S. Non-Distressed High Yield Index (with respect to the Harbor High-Yield Bond Fund; prior to March 31, 2015, the ICE BofA U.S. High Yield Index (H0A0) was this fund’s benchmark and a component of the Composite Index), Bloomberg U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS Index. The weights of the Composite Index 2035 match the 2035 Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the 2035 Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

50

Benchmark Descriptions—Continued

Composite Index 2040—The Composite Index 2040 is derived by applying the Harbor Target Retirement 2040 Fund’s (the “2040 Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofA U.S. High Yield Index (H0A0), ICE BofA U.S. Non-Distressed High Yield Index (with respect to the Harbor High-Yield Bond Fund; prior to March 31, 2015, the ICE BofA U.S. High Yield Index (H0A0) was this fund’s benchmark and a component of the Composite Index), Bloomberg U.S. Aggregate Bond Index. The weights of the Composite Index 2040 match the 2040 Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the 2040 Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2045—The Composite Index 2045 is derived by applying the Harbor Target Retirement 2045 Fund’s (the “2045 Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofA U.S. High Yield Index (H0A0), ICE BofA U.S. Non-Distressed High Yield Index (with respect to the Harbor High-Yield Bond Fund; prior to March 31, 2015, the ICE BofA U.S. High Yield Index (H0A0) was this fund’s benchmark and a component of the Composite Index), Bloomberg U.S. Aggregate Bond Index. The weights of the Composite Index 2045 match the 2045 Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the 2045 Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2050—The Composite Index 2050 is derived by applying the Harbor Target Retirement 2050 Fund’s (the “2050 Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofA U.S. High Yield Index (H0A0), Bloomberg U.S. Aggregate Bond Index. The weights of the Composite Index 2050 match the 2050 Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the 2050 Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2055—The Composite Index 2055 is derived by applying the Harbor Target Retirement 2055 Fund’s (the “2055 Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofA U.S. High Yield Index (H0A0), Bloomberg U.S. Aggregate Bond Index. The weights of the Composite Index 2055 match the 2055 Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the 2055 Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2060— The Composite Index 2060 is derived by applying the Harbor Target Retirement 2060 Fund’s (the “2060 Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofA U.S. High Yield Index (H0A0), Bloomberg U.S. Aggregate Bond Index. The weights of the Composite Index 2060 match the 2060 Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the 2060 Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

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For more information
Trustees & Officers
Charles F. McCain
Chairman, President & Trustee
Scott M. Amero
Trustee
Donna J. Dean
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Kathryn L. Quirk
Trustee
Douglas J. Skinner
Trustee
Ann M. Spruill
Trustee
Erik D. Ojala
Chief Compliance Officer
Anmarie S. Kolinski
Treasurer
Kristof M. Gleich
Vice President
Gregg M. Boland
Vice President
Diana R. Podgorny
Secretary
Jodie L. Crotteau
Assistant Secretary
Lana M. Lewandowski
AML Compliance Officer
& Assistant Secretary
Lora A. Kmieciak
Assistant Treasurer
John M. Paral
Assistant Treasurer

Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor
Harbor Funds Distributors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Services
Harbor Services Group, Inc.
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
FD.AR.TR.1021

ITEM 2 – CODE OF ETHICS
(a)
The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).
(c)
The Registrant has not amended its Code of Ethics during the period covered by this report.
(d)
The Registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.
ITEM 3 – AUDIT COMMITTEE FINANCIAL EXPERT
The Registrant’s Board has determined that Douglas J. Skinner, a member of the Audit Committee of the Board of Trustees, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Mr. Skinner is the Eric J. Gleacher Distinguished Service Professor of Accounting and Deputy Dean for Faculty at the University of Chicago Booth School of Business, where his prior positions include John P. and Lillian A. Gould Professor of Accounting, Neubauer Family Faculty Fellow, Interim Dean, and Executive Director of the Accounting Research Center. Mr. Skinner is deemed “independent” as defined by the SEC for purposes of audit committee financial expert determinations.
ITEM 4 – PRINCIPAL ACCOUNTANT FEES AND SERVICES
Items 4(a)—4(d): Audit, Audit-Related, Tax and All Other Fees
Fees billed by Ernst & Young:
	Fiscal Year Ended October 31, 2021			Fiscal Year Ended October 31, 2020
	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a) Audit Fees.	$853,475	N/A	N/A	$932,235	N/A	N/A
(b) Audit-Related Fees.	$[1]5,000	$[2]54,400	N/A	$[2]13,000	$[2]52,800	N/A
(c) Tax Fees.	$[3]600,838	$0	N/A	$[3]520,765	$0	N/A
(d) All Other Fees.	$[4]104,540	$0	N/A	$[4]97,880	$[5]2,385	N/A
1
Includes fees related to the issuance of consents for N-1A filings.
2
Includes fees related to the procedures performed for Harbor Services Group, Inc. required by Rule 17Ad-13(a)(3) of the Securities Exchange Act of 1934.
3
Includes fees related to tax compliance, including foreign tax reclaim filings and tax research and equalization.
4
Includes fees billed in connection with the Registrant’s subscription to the Ernst & Young PFIC Analyzer, a database used to determine whether foreign equity securities are passive foreign investment companies. Also, for the Registrant’s subscription to the Rapid Security Analyzer, a tool used to determine which foreign equity securities per their respective country has an ASC 740 capital gain exposure.
5
Includes fees billed in connection with the Adviser’s subscription to Ernst & Young Online, a database of accounting rules and regulations.
(e)
(1)
Pre-Approval Policies.
The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit, review and non-audit services (other than certain de minimis non-audit services) provided to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.
In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Audit Committee is authorized to delegate one or more members of the Committee the responsibility for considering and, if appropriate, pre-approving audit or permitted non-audit services in an amount sufficient to complete services and to determine if such services would be consistent with maintaining the accountant’s independence. Such member(s) are required to report to the full Audit Committee as to the nature and amount of such services and fees pre-approved at the next scheduled Audit Committee meeting. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Registrant.
(2)
None of the principal accountant’s fees or services rendered to the Registrant, the Adviser or Harbor Services Group, Inc. were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)
Not applicable.
(g)
Aggregate Non-Audit Fees.
Aggregate Non-Audit Fees of the Registrant
Fiscal Year Ended October 31, 2021: $710,378
Fiscal Year Ended October 31, 2020: $631,645
Aggregate Non-Audit Fees of Other Entities Required to be Pre-approved Pursuant to Paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X
Fiscal Year Ended October 31, 2021: $54,400
Fiscal Year Ended October 31, 2020: $55,185
(h)
For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services to service affiliates was compatible with maintaining the principal accountant’s independence.
ITEM 5 – AUDIT COMMITTEE OF LISTED REGISTRANTS
Not applicable.
ITEM 6 – INVESTMENTS
(a)
The Registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.
(b)
Not applicable.
ITEM 7 – DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.
ITEM 8 – PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.
ITEM 9 – PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS
Not applicable.
ITEM 10 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the date of the Registrant’s prior report on Form N-CSR.
ITEM 11 – CONTROLS AND PROCEDURES
(a)
The Registrant’s Principal Executive and Principal Financial Officers concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)
There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12 – DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.
ITEM 13 – EXHIBITS
(a)(1)	Code of Ethics referred to in Item 2 is attached hereto.
(a)(2)
A separate certification for each principal executive officer and principal financial officer of the Registrant as required by
Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) is attached hereto.

(b)	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed December 21, 2021 on its behalf by the undersigned, thereunto duly authorized.
HARBOR FUNDS
By: /s/ Charles F. McCain

Charles F. McCain
Chairman, President and Trustee
(Principal Executive Officer)
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.
By:	/s/ Charles F. McCain Charles F. McCain	Chairman, President and Trustee (Principal Executive Officer)	December 21, 2021
By:	/s/ Anmarie S. Kolinski Anmarie S. Kolinski	Treasurer (Principal Financial and Accounting Officer)	December 21, 2021

Exhibit Index
Number	Description
99.CODE ETH	Code of Business Conduct and Ethics.
99.CERT1	Certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).
99.CERT2	Certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).
99.906CERT	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350).